UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07257

SEI Institutional Investments Trust

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

CT Corporation

155 Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: May 31, 2017

Date of reporting period: May 31, 2017

Item 1.    Reports to Stockholders.

May 31, 2017

ANNUAL REPORT

SEI Institutional Investments Trust

➤ Large Cap Fund

➤ Large Cap Disciplined Equity Fund

➤ Large Cap Index Fund

➤ S&P 500 Index Fund

➤ Extended Market Index Fund

➤ Small Cap Fund

➤ Small Cap II Fund

➤ Small/Mid Cap Equity Fund

➤ U.S. Managed Volatility Fund

➤ Global Managed Volatility Fund

➤ World Equity Ex-US Fund

➤ Screened World Equity Ex-US Fund

➤ Emerging Markets Equity Fund

➤ Opportunistic Income Fund

➤ Core Fixed Income Fund

➤ High Yield Bond Fund

➤ Long Duration Fund

➤ Long Duration Credit Fund

➤ Ultra Short Duration Bond Fund

➤ Emerging Markets Debt Fund

➤ Real Return Fund

➤ Limited Duration Bond Fund

➤ Intermediate Duration Credit Fund

➤ Dynamic Asset Allocation Fund

➤ Multi-Asset Real Return Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

May 31, 2017 (Unaudited)

To Our Shareholders:

Looking back, the expectations we shared for the Funds’ most recently completed fiscal year, from the start of June 2016 through the end of May 2017, largely came to pass. The pace of interest-rate increases by the Federal Reserve (Fed) followed the market’s more modest expectations rather than those projected by Federal Open Market Committee members. The European Central Bank’s commitment to stimulus efforts entrenched euro weakness relative to the U.S. dollar; the same can be said for the Bank of Japan and the yen. China continued to guide its currency lower, hitting a low right at the end of the fiscal period. The global oil supply-demand imbalance persisted throughout the year; the Organization of Petroleum Exporting Countries’ (OPEC) agreement to curb production in January temporarily bolstered markets, but prices retraced to end the fiscal year near a low due to record U.S. inventories and rising U.S. production.

Geopolitical Events

Geopolitical threats and an assortment of other noneconomic influences continued in various regions: civil war and domestic struggle in parts of the Middle East and Africa, the suffering of refugees and migrants in bordering countries and Europe, and acts of global terror.

Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping regional interests of extremist groups, nationalist fighters and state actors. Syrian government forces appeared to consolidate gains in and around Aleppo late in the period, with assistance from Russia, while Iraqi forces, supported by U.S. military resources, began to make notable progress in reversing Islamic State gains. The U.S. military increased its air support during the period, targeting both Syrian government and extremist positions, while also raising the profile of its involvement in Afghanistan by targeting Islamic State strongholds.

Despite the considerable aforementioned instability in the Middle East, the price of oil remained mostly insulated from regional developments. Oil-price weakness, which began to moderate in 2016, remained primarily attributable to oversupply. Energy-export-dependent Venezuela succumbed to the economically depressive effects of low oil prices during the period, as food shortages and a breakdown of the rule of law appeared to worsen, despite an eventual rebound in the price of oil. Brazil’s prospects also paled, then recovered partially, as a corruption investigation centering on its lead state-run oil company enveloped a cross-section of political leaders — culminating in the impeachment of President Dilma Rousseff. The OPEC reached an agreement in late-2016 with the cooperation of non-OPEC producers to enact production cuts in pursuit of a balanced market.

It will be interesting to see the ultimate effects of the ensuing Syrian migrant crisis on the European Union (EU). Immigration served as one of the key points of contention leading up to Great Britain’s Brexit vote in late June 2016 to leave the European Union. U.K. Prime Minister David Cameron tendered his resignation as a result, and Theresa May was appointed to the office with a mandate to enact a formal withdrawal from the EU. Prime Minister May triggered Article 50 during the second half of the fiscal period and began the formal withdrawal process.

Immigration-driven uncertainty also took center stage in the months leading up to the U.S. presidential election, which Donald Trump ultimately won in November with a tough stance on immigration. President Trump’s early actions following his inauguration in January demonstrated a commitment to follow through on tighter U.S. immigration policy.

A raft of political surprises unfolded late in the fiscal period. U.K. election polling showed incumbent Conservatives steadily losing their edge to the Labour Party; the former relinquished its parliamentary majority immediately after the end of the fiscal period and was forced to seek a partner to form a minority government. Emmanuel Macron’s early-May victory in the French presidential election amounted to a significant win for the establishment. In the U.S., a high-profile special prosecutor was appointed to investigate the possibility of collusion between Donald Trump’s presidential campaign and Russia. In Brazil, an ongoing top-level corruption scandal was blown wide open in mid-May as potential evidence emerged of a taped conversation featuring President Michel Temer approving a large hush-money bribe.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	1

LETTER TO SHAREHOLDERS (Continued)

May 31, 2017 (Unaudited)

Economic Performance

U.S. economic growth accelerated during the second quarter of 2016 and jumped sharply in the third and fourth quarter, before slumping early in 2017 as consumer spending weakened and businesses cut back on inventories in a possible setback to President Trump’s assurances to promote growth. The labor market continued to improve throughout the year: the unemployment rate fell, finishing the period at 4.3%, while the labor-force participation rate ended unchanged from a year ago at 62.7%. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate in mid-December 2016, its second such move since 2006, and again in March 2017. Just after the fiscal period ended in May, the Fed raised its target interest rate again, the second of three projected rate increases in 2017.

The European Central Bank held its benchmark interest rate unchanged through the fiscal period, while the Bank of England cut its benchmark rate in August to a historic low with the hope of stimulating the U.K. economy following the Brexit vote. Quarterly growth in the eurozone grew at its quickest pace since 2015, emphasizing the area’s notable economic performance at a time that many thought would be plagued by political uncertainty. Year-on-year growth was 1.9% at the end of the first quarter of 2017, with France, Italy and Greece all beating expectations. The U.K. economy grew at 2.0% through the first quarter of 2017, but slowed significantly toward the end of the fiscal period as a weakened pound put a hold on consumer spending.

Japanese GDP grew 1.6% at the end of the first quarter of 2017, while the Bank of Japan maintained stimulus to try to rejuvenate the economy. Meanwhile, economic growth in China expanded by 6.9% in the first quarter of 2017 after China’s government provided substantial fiscal stimulus early in the period to support the government’s growth targets.

Market Developments

For the fiscal period ending May 31, 2017, geopolitical events dominated global equity markets. Market movements were driven by periods of risk-on and risk-off rallies. The first half of the period was marked by continued, but uninspiring, economic expansion and populist movements surprisingly sweeping political elections in the U.K. and the U.S. The second half saw a synchronized global economic recovery.

Markets looked past the surprising June British vote to leave the EU and rallied during the summer as investors had regained confidence in economic growth. Cyclical stocks outperformed during the summer as the risk on rally took hold, but the rally was short lived as investors positioned defensively going into the U.S. presidential elections. Though candidate Trump was light on policy and presented a source of uncertainty to markets, the promises for deregulation, corporate tax reform and fiscally expansionary policies sparked a sharp rally in cyclical assets, as defensive assets that were bid up during prior years sold off. OPEC’s decision to curb output and the Fed’s rate hike also contributed to the sharp rally for traditional value sectors (financials, industrials and energy).

The turn of the calendar year marked the beginning of the reversal of the cyclical rally (dubbed the Trump reflation trade). The first few months saw setbacks for the Trump administration as Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian meddling plagued the new administration. There was a realization that the expected growth from the promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. At the same time, assets such as defensive sectors, technology stocks, and bonds that sold off during the reflation trade rallied during this period. U.S. Treasury yields rose across the curve with short-term yields rising more than long-term yields. Yields for 10-year government bonds began the fiscal period around 1.6% and ended around 2.2%, reflecting increased optimism around economic growth, but remained below their late-2016 peak.

The U.K. stunned investors with the British vote to leave the EU and joined the list of frustrations for European equities that included Italian banks with oversized debt. The result was a lack of enthusiasm for stocks in the region despite continued stimulus from the European Central Bank. European stocks experienced a small rally after the Brexit vote as investors looked past the results, and saw an even greater rally after Donald Trump’s surprising victory in the U.S. elections. President Trump’s promises for deregulation and fiscal stimulus, along with the Fed raising rates in December and again in March, sparked a cyclical rally in European stocks, with banks leading the way. At the turn of the year, despite political risk from French and Dutch elections and the possibility of fragmentation in the EU,

2	SEI Institutional Investments Trust / Annual Report / May 31, 2017

signs of economic recovery emerged in the region, as European equities rallied on the back of recovering economic growth and victories for pro-EU parties in elections toward the end of the fiscal period.

The Japanese economy saw few economic developments during the period. The Bank of Japan continued stimulus in an attempt to invigorate the economy, but structural issues persisted. The cyclical rally that swept global markets helped Japanese stocks rally late in 2016, but markets remained sideways for the remainder of the period.

Looking back on market performance for the full period, the MSCI ACWI Index, a proxy for global equities, rose 17.53% in U.S. dollar terms. U.S. markets performed about the same, as the S&P 500 Index returned 17.47%.

Equity market leadership, both in the U.S. and globally, shifted from growth-oriented sectors to financials and commodity-linked sectors, then to technology in the last three months of the period. The latter group’s rally in the final fiscal quarter provided a boost to growth stocks, propelling the Russell 1000 Growth Index to 20.27% for the period, while the Russell 1000 Value Index returned 14.66%.

Small-cap stocks, which have lagged large caps over the last several years, outperformed as well. U.S. small caps (Russell 2000 Index) outpaced large caps (Russell 1000 Index), delivering 20.36% and 17.48%, respectively.

Rates declined during the first half of the period on the heels of deflationary fears caused by low commodity prices and Brexit-related concerns. After hitting lows in July 2016, rates began to rise. Economic growth exceeded expectations, and Trump’s victory sparked expectations of reflationary fiscal policy. The market began to price in a December 2016 Fed rate hike, causing Treasury rates to rise, particularly those at the front end of the yield curve. The Fed voted at their December 2016 and March 2017 meetings to increase the federal-funds rate target range to 0.75-1.00% and increased its projection for the pace of rate hikes in 2017 from two to three, citing strengthening labor-market conditions and firming inflation as the rationale.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) dropped 2.45% during the period, as the energy and agriculture sectors dragged down the index, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) returned 2.17%.

Global markets witnessed a significant regime change during the period, as increases made to the U.S. federal funds rate were expected to launch a cycle of rising interest rates from historically low levels. Investors were also confronted by significant market rotations during the period, starting with a preference for safe-haven and defensive assets, then increasingly in favor of cyclically-sensitive segments.

Fixed-income leadership changed hands throughout the period. Sovereign bonds were favored during the early-2016 flight to quality. Local-currency-denominated emerging-market debt was the immediate beneficiary of the rebound but then retreated partially in the aftermath of the U.S. election. High-yield bonds began a steep recovery in early 2016 that would last the rest of the year.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, rose 0.77% in U.S. dollar terms during the reporting period. Emerging markets were favored, with the MSCI Emerging Markets Index up 27.41%. The high-yield market also had strong results, with the BofA Merrill Lynch US High Yield Constrained Index delivering 13.84%.

U.S. investment-grade corporate debt was positive, as the Bloomberg Barclays Investment Grade US Corporate Index returned 4.26%. U.S. mortgage- and asset-backed securities delivered lower returns in the reporting period, yet remained positive despite facing headwinds late in the period amid rising interest-rate expectations.

Emerging-market debt delivered strong performance. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, gained 12.16% in U.S. dollar terms during the reporting period thanks to an impressive late-period rally. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), advanced by 9.7%.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	3

LETTER TO SHAREHOLDERS (Concluded)

May 31, 2017 (Unaudited)

Our View

At the start of this year, SEI held an optimistic view regarding the path of the U.S. economy, corporate profits and, by extension, the stock market. We saw a great opportunity for the passage of business-friendly tax and regulatory reforms; but our hopes on legislative policy now appear too optimistic. Trump’s unpopularity has emboldened the opposition to put up a unified resistance.

U.S. stock-market sectors that did well immediately following the election have corrected sharply or lagged the overall market meaningfully in the year to date. By contrast, post-election laggards have bounced back sharply. Throughout these gyrations, the U.S. equity market has managed to climb to new record highs. The lack of volatility has brought the widely-watched Chicago Board Options Exchange Market Volatility Index (VIX) to extremely low levels, which we would argue increases the odds of at least a garden-variety correction.

Although our optimism is being tested, we are gamely sticking to our expectation that a major tax bill will be pushed through Congress. Original hopes of a big cut in U.S. corporate tax rates will most likely be replaced by a smaller cut. This fiscal stimulus should still boost economic growth prospects, but could eventually add to inflationary pressures since the country’s economy is edging closer to full employment.

Fed Chair Janet Yellen and a majority of her colleagues might be coming to the same conclusion, as evidenced by the second federal funds rate hike this year and apparent intentions to reduce the size of Fed’s balance sheet. The pace of quantitative tightening should not be exceptionally disruptive to the bond market, at least during its ramp-up phase. But the Fed’s selling could aggravate upward pressure on bond yields if investors become more concerned about the inflation outlook. With the 10-year Treasury bond currently yielding just 2.25%, however, it is obvious that inflation concerns are not yet paramount.

One of the great puzzles is the lack of upward pressure on the U.S. inflation rate despite a tightening labor market. Wages and salaries continued to rise at a sedate pace, so corporate profit margins remained unusually robust despite the aging economic expansion. The connection between tight labor markets and wage inflation has seemingly been severed by slow economic growth; little visible progress on tax reform and fiscal policy stimulus; weak oil pricing; and the secular disinflationary forces of demographics and disruptive technological change.

We believe this is why investors have returned to strategies emphasizing yield and stability. Unfortunately, it’s hard to see the value in fixed-income yields that are so low in absolute terms and credit spreads that are tight relative to Treasury bonds. We do not think this lack of appeal portends imminent danger since inflation also is still low—but it does increase the vulnerability of fixed-income assets to a negative surprise (as is the case with the VIX and U.S. equities).

The European equity bounce has been strong thus far in 2017, with the MSCI European Economic and Monetary Union Index (Total Return) gaining 20% in U.S. dollar terms—reflecting the strength of the euro against the greenback. Economic sentiment in the region has risen to the highest level since 2007, suggesting that economic growth may soon accelerate. Perhaps more important for investors, eurozone earnings were beginning to pick up in a recovery that appears to have momentum.

The ECB’s expansion efforts seem to have finally had a positive impact. Loan growth accelerated to its best pace in six years—an encouraging-yet-slow expansion that argues strongly in favor of ECB President Mario Draghi’s long-standing preference to maintain the current pace of quantitative easing at least through 2017.

The recent U.K. election result means the country is now far more likely to move toward a “soft” Brexit. In our view, U.K services industries and the City of London have more to gain from a hybrid relationship with the European Union than from a complete sundering of the relationship (as is the wish of more hardline Brexiteers).

This latest political surprise comes at a time when the U.K. economy was showing mixed economic results. Inflation has been accelerating over the past year, which can be traced to sterling’s 20% decline since August 2015. This has not been matched by rising incomes—U.K. households are falling behind, even though the unemployment rate has dropped to its lowest level in 40 years.

If a trophy were given out for the most under-rated stock market, we would give our vote to Japan. It is no secret that its economy faces serious demographic issues. Yet Japanese equity prices have outperformed both the U.S. and Europe since 2012, when Prime Minister Shinzo Abe entered office. Governance of large, publicly traded companies in Japan has improved quite a bit. The government has been working hard to open markets that have been protected from competition.

4	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Another factor behind the strong performance of Japanese equities stems from the liquidity infusion into the economy provided by the BOJ through its QQE program. As a percentage of gross domestic product, the BOJ’s securities holdings are almost as large as the economy itself.

As rates in the U.S. move up and the differential versus Japanese yields widens, we look for a resumption of the weakening trend in the yen against the U.S. dollar. This should serve as a tailwind for additional price appreciation in Japanese equities.

Developing-market equities have been on a tear this year, with the MSCI Emerging Markets Index climbing almost 19% in U.S. dollar terms in the year to date, and a still-substantial 15% when measured in local-currency terms. To be sure, we have seen previous episodes of U.S. equities lagging during this long bull market—but those were typically brief stumbles, lasting a mere few months. Perhaps the current bout of underperformance will prove transitory too. But we no longer view U.S. equities as the best game in town.

Despite the gains, emerging stock markets have remained attractive on a valuation basis relative to developed markets. Investors have also been drawn to the region due to improving global economic fundamentals, with China leading the way and Brazil recording a sharp recovery from recession.

We still have concerns about the sharp increase in debt across developing economies—mostly within the corporate sector, especially in China. But at this point, we expect current trends to hold—moderate global economic growth, rising inflation that leads to commodity-price gains, and a stable or slightly weaker U.S. dollar—all of which provide a favorable macroeconomic backdrop for emerging-market economies and financial markets.

The typical market fluctuations that come with a new administration could present attractive buying opportunities. Our portfolio managers will continue to closely monitor these developments in an effort to anticipate the effects and the opportunities they may present.

On behalf of SEI Investments, I thank you for your continued confidence. We are working every day to maintain that confidence, and look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

SEI Institutional Investments Trust / Annual Report / May 31, 2017	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: AJO, LP; AQR Capital Management, LLC; Coho Partners, Ltd.; Fiera Capital, Inc.; Jackson Square Partners, LLC; and LSV Asset Management. During the year, Brown Advisory, LLC and Ivy Investments Management Company (formerly Waddell & Reed Investments Management Company) were removed from the Fund, while Coho Partners, Ltd. and Fiera Capital, Inc. were added.

III. Return vs. Benchmark

For the fiscal year ending ending May 31, 2017, the Fund underperformed the Russell 1000 Index (“Index”), returning 13.44% versus the Index return of 17.48%.

IV. Fund Attribution

The fiscal year saw political and macroeconomic events dominate equity markets. As noted in the shareholder letter, market movements were driven by periods of risk-on and risk-off rallies. Markets looked past the surprising Brexit vote in June 2016 and rallied during the summer after investors regained confidence in economic growth. Cyclical stocks outperformed during the summer as the risk-on rally took hold, but the rally was short-lived after investors positioned defensively going into the U.S. presidential election. Donald Trump’s promises for deregulation, corporate tax reform and fiscally expansionary policies delivered shortly after his victory sparked a sharp rally in cyclical assets, while defensive assets that had grown expensive in recent years sold off. The Organization of Petroleum Exporting Countries’ (OPEC) decision to curb output and the two rate hikes by the Federal Reserve contributed to the sharp rally in traditional value sectors (financials, industrials and energy).

The turn of the year marked the beginning of the reversal of the cyclical rally (dubbed the Trump reflation trade). The first few months saw setbacks for the Trump administration as Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian meddling plagued the new administration. There was a realization that the expected growth from the promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. Assets such as defensive sectors, technology stocks and bonds that sold off during the reflation trade rallied during this period. 10-year government Treasury yields began the fiscal year around 1.6% and ended around 2.2%, reflecting increased optimism around economic growth, but remained below the peak reached at the high of the cyclical rally in late 2016. Oil prices hovered around $50 per barrel during the period, despite two OPEC agreements to curb output. Though prices rallied after the first announcement, the ramp-up in supply from U.S. shale producers helped moderate prices.

The best-performing sector during the period was technology, due to reasonable valuations and good growth as demonstrated by first quarter earnings reports, with the largest technology stocks rallying the most. Financials and industrials followed technology, as both sectors were beneficiaries of the Trump reflation trade. Defensive sectors were the worst-performing sectors, along with energy due to the moderation in oil supply and demand dynamics.

The Fund’s performance relative to the benchmark was driven largely by poor stock selection, especially in the consumer discretionary and technology sectors. Selection was positive in financials but not by enough to offset poor selection in other sectors. An underweight to energy and consumer staples contributed to relative performance, but was not enough to offset detractors.

LSV Asset Management was the best-performing manager during the period and was helped by a value tailwind from the rally in cyclical stocks. AQR Capital Management, LLC was the second best performing manager with its value tilt and exposure to cyclicals. In general, value managers contributed more to relative performance than growth managers in the Fund, due to the rally in cyclical assets in the second half of 2016. Brown Advisory, LLC, our aggressive growth manager, was the worst-performing manager, with poor stock selection compounded by allocations to technology and other growth stocks, which underperformed. Waddell & Reed Investment Management Company was the second worst performing manager, due to poor stock selection and allocation decisions. Waddell & Reed Investment Management Company missed the cyclical rally and only increased exposure after cyclical stocks began to sell off.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2017

During the year, Brown Advisory, LLC and Waddell & Reed Investment Management Company were replaced with Coho Partners, Ltd. and Fiera Capital Corp. for stability exposure and higher conviction in the latter.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Fund, Class A	13.44%	7.42%	14.07%	6.28%	7.91%
Russell 1000® Index	17.48%	9.83%	15.37%	7.01%	8.49%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the Russell 1000® Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Large Cap Disciplined Equity Fund

I. Objective

The Large Cap Disciplined Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: Analytic Investors, LLC; INTECH Investment Management LLC; Lazard Asset Management LLC; OppenheimerFunds, Inc.; and Quantitative Management Associates LLC. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund outperformed the S&P 500 Index (“Index”), returning 16.23% versus the Index return of 17.47%.

IV. Fund Attribution

The fiscal year saw political and macroeconomic events dominate equity markets. As noted in the shareholder letter, market movements were driven by periods of risk-on and risk-off rallies. Markets looked past the surprising Brexit vote in June 2016 and rallied during the summer after investors regained confidence in economic growth. Cyclical stocks outperformed during the summer as the risk-on rally took hold, but the rally was short-lived after investors positioned defensively going into the U.S. presidential election. Donald Trump’s promises for deregulation, corporate tax reform and fiscally expansionary policies delivered shortly after his victory sparked a sharp rally in cyclical assets, while defensive assets that had grown expensive in recent years sold off. The Organization of Petroleum Exporting Countries’ (OPEC) decision to curb output and the two rate hikes by the Federal Reserve contributed to the sharp rally in traditional value sectors (financials, industrials and energy).

The turn of the calendar year marked the beginning of the reversal of the cyclical rally (dubbed the Trump reflation trade). The first few months saw setbacks for the Trump administration as Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian meddling plagued the new administration. There was a realization that the expected growth from the promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. Assets such as defensive sectors, technology stocks and bonds that sold off during the reflation trade rallied during this period. 10-year government Treasury yields began the fiscal year around 1.6% and ended around 2.2%, reflecting increased optimism around economic growth, but remained below the peak reached at the high of the cyclical rally in late 2016. Oil prices hovered around $50 per barrel during the period, despite two OPEC agreements to curb output. Though prices rallied after the first announcement, the ramp-up in supply from U.S. shale producers helped moderate prices.

The best-performing sector during the year was technology, due to reasonable valuations and good growth as demonstrated by first quarter earnings reports, with the largest technology stocks rallying the most. Financials and industrials followed technology, as both sectors were beneficiaries of the Trump reflation trade. Defensive sectors were the worst-performing sectors, along with energy due to the moderation in oil supply and demand dynamics.

The Fund trailed the benchmark during the fiscal year due to poor stock selection in consumer discretionary and industrials. Sector allocation effects were slightly positive, but not by enough to offset selection. An overweight to technology and underweight to energy helped, while an overweight to financials detracted. The Fund was also slightly overweight momentum stocks, which underperformed during the year.

Oppenheimer, one of our fundamental managers, was the best performer and only relative contributor during the period. Positive performance came from avoiding the energy sector and being overweight financials. Strong stock selection in consumer staples and technology stocks also helped.

Analytic, one of our quantitative managers, underperformed due to poor stock selection and style headwinds. Stock selection was poor in technology stocks as the manager did not own the big technology names that rallied. Selection was also poor in REITs.

INTECH, another one of our quantitative managers, also underperformed. Style headwinds from being overweight momentum and underweight value factors detracted from performance. The lack of exposure to financial stocks also detracted.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2017

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Disciplined Equity Fund, Class A	16.23%	9.75%	15.36%	5.64%	8.07%
S&P 500 Index	17.47%	10.14%	15.42%	6.94%	8.81%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Disciplined Equity Fund, Class A, versus the S&P 500 Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 8/28/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000® Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-adviser as of May 31, 2017 was SSgA Funds Management, Inc. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund underperformed the Russell 1000 Index (“Index”), returning 17.44% versus the Index return of 17.48%.

IV. Fund Attribution

The fiscal year saw political and macroeconomic events dominate equity markets. As noted in the shareholder letter, market movements were driven by periods of risk-on and risk-off rallies. Markets looked past the surprising Brexit vote in June 2016 and rallied during the summer after investors regained confidence in economic growth. Cyclical stocks outperformed during the summer as the risk-on rally took hold, but the rally was short-lived after investors positioned defensively going into the U.S. presidential election. Donald Trump’s promises for deregulation, corporate tax reform and fiscally expansionary policies delivered shortly after his victory sparked a sharp rally in cyclical assets, while defensive assets that had grown expensive in recent years sold off. The Organization of Petroleum Exporting Countries’ (OPEC) decision to curb output and the two rate hikes by the Federal Reserve contributed to the sharp rally in traditional value sectors (financials, industrials and energy).

The turn of the calendar year marked the beginning of the reversal of the cyclical rally (dubbed the Trump reflation trade). The first few months saw setbacks for the Trump administration as Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian meddling plagued the new administration. There was a realization that the expected growth from the promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. Assets such as defensive sectors, technology stocks and bonds that sold off during the reflation trade rallied during this period.

10-year government Treasury yields began the fiscal year around 1.6% and ended around 2.2%, reflecting increased optimism around economic growth, but remained below the peak reached at the high of the cyclical rally in late 2016. Oil prices hovered around $50 per barrel during the period, despite two OPEC agreements to curb output. Though prices rallied after the first announcement, the ramp-up in supply from U.S. shale producers helped moderate prices.

The best-performing sector for the Russell 1000 during the period was technology, due to reasonable valuations and good growth as demonstrated by first quarter earnings reports, with the largest technology stocks rallying the most. Technology was up 33.3%, followed by financials, up 22.5%, and industrials, gaining 21.0%, as both sectors were beneficiaries of the Trump reflation trade. Defensive sectors such as telecommunications, down 0.8%, and real estate, up 4.3%, were among the worst-performing sectors, along with energy, down 1.9%, due to the moderation in oil supply and demand dynamics.

Derivatives were used for the purposes of equitizing cash flows and hedging back to the Fund’s passive mandate. There was a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date
Large Cap Index Fund, Class A	17.44%	9.81%	15.34%	6.98%	7.39%
Russell 1000® Index	17.48%	9.83%	15.37%	7.01%	8.49%

10	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Index Fund, Class A, versus the Russell 1000® Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 4/1/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-adviser as of May 31, 2017 was SSgA Funds Management, Inc. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund underperformed the S&P 500 Index (“Index”), returning 17.42% versus the Index return of 17.47%.

IV. Fund Attribution

The fiscal year saw political and macroeconomic events dominate equity markets. As noted in the shareholder letter, market movements were driven by periods of risk-on and risk-off rallies. Markets looked past the surprising Brexit vote in June 2016 and rallied during the summer after investors regained confidence in economic growth. Cyclical stocks outperformed during the summer as the risk-on rally took hold, but the rally was short-lived after investors positioned defensively going into the U.S. presidential election. Donald Trump’s promises for deregulation, corporate tax reform and fiscally expansionary policies delivered shortly after his victory sparked a sharp rally in cyclical assets, while defensive assets that had grown expensive in recent years sold off. The Organization of Petroleum Exporting Countries’ (OPEC) decision to curb output and the two rate hikes by the Federal Reserve contributed to the sharp rally in traditional value sectors (financials, industrials and energy).

The turn of the calendar year marked the beginning of the reversal of the cyclical rally (dubbed the Trump reflation trade). The first few months saw setbacks for the Trump administration as Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian meddling plagued the new administration. There was a realization that the expected growth from the promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. Assets such as defensive sectors, technology stocks and bonds that sold off during the reflation trade rallied during this period.

10-year government Treasury yields began the fiscal year around 1.6% and ended around 2.2%, reflecting increased optimism around economic growth, but remained below the peak reached at the high of the cyclical rally in late 2016. Oil prices hovered around $50 per barrel during the period, despite two OPEC agreements to curb output. Though prices rallied after the first announcement, the ramp-up in supply from U.S. shale producers helped moderate prices.

The best-performing sector for the S&P 500 Index during the period was technology, due to reasonable valuations and good growth as demonstrated by first quarter earnings reports, with the largest technology stocks rallying the most. Technology was up 33.7%, followed by financials, up 22.8%, and industrials, gaining 21.7%, as both sectors were beneficiaries of the Trump reflation trade. Defensive sectors such as telecommunications, down 0.6%, and real estate, up 4.0%, were among the worst-performing sectors, along with energy, down 1.2%, due to the moderation in oil supply and demand dynamics.

Derivatives were used for the purposes of equitizing cash flows and hedging back to the Fund’s passive mandate. There was a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized
	One Year Return	3 Year Return	Inception to Date
S&P 500 Index Fund, Class A	17.42%	10.07%	10.93%
S&P 500 Index	17.47%	10.14%	10.97%

12	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class A, versus the S&P 500 Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 12/18/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Extended Market Index Fund

I. Objective

The Extended Market Index Fund (the “Fund”) seeks investment results that approximate, as closely as practicable and before expenses, the performance of the Russell Small Cap Completeness Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-adviser as of May 31, 2017 was SSgA Funds Management, Inc. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund outperformed the Russell 3000 Index (“Index”), returning 19.03% versus the Index return of 17.69%.

IV. Fund Attribution

The fiscal year saw political and macroeconomic events dominate equity markets. As noted in the shareholder letter, market movements were driven by periods of risk-on and risk-off rallies. Markets looked past the surprising Brexit vote in June 2016 and rallied during the summer after investors regained confidence in economic growth. Cyclical stocks outperformed during the summer as the risk-on rally took hold, but the rally was short-lived after investors positioned defensively going into the U.S. presidential election. Donald Trump’s promises for deregulation, corporate tax reform and fiscally expansionary policies delivered shortly after his victory sparked a sharp rally in cyclical assets, while defensive assets that were bid up during prior years sold off. The Organization of Petroleum Exporting Countries’ (OPEC) decision to curb output and the two rate hikes by the Federal Reserve contributed to the sharp rally in traditional value sectors (financials, industrials and energy).

The turn of the year marked the beginning of the reversal of the cyclical rally (dubbed the Trump reflation trade). The first few months saw setbacks for the Trump administration as Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian meddling plagued the new administration. There was a realization that the expected growth from the promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. At the same time, assets such as defensive sectors, technology stocks and bonds that sold off during the reflation trade rallied during this period. 10-year government Treasury yields began the year around 1.6% and ended the year around 2.2%, reflecting increased optimism around economic growth, but remained below the peak reached at the high of the cyclical rally in late 2016. Oil prices hovered around $50 per barrel during the period, despite two OPEC agreements to curb output. Though prices rallied after the first announcement, the ramp-up in supply from U.S. shale producers helped moderate prices.

The best-performing sector during the period was telecommunication services, gaining 33.5% over the 12 months ending on May 31, 2017. Technology followed on reasonable valuations and good growth, picking up 31.6%. Materials and financials were next as both sectors were beneficiaries of the Trump reflation trade. The two sectors gained 23.8% and 21.4%, respectively. Defensive sectors were the worst performers due to the moderation in oil supply and demand dynamics. Energy fell 7.83% and was the only sector in the Russell Small Cap Completeness Index to lose ground over the period.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized
	One Year Return	Three Year Return	Inception to Date
Extended Market Index Fund, Class A	19.03%	7.81%	12.18%
Russell 3000 Index	17.69%	9.68%	13.59%
Russell Small Cap Completeness Index	19.06%	7.77%	12.16%

14	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Comparison of Change in the Value of a $100,000 Investment in the Extended Market Index Fund, Class A, versus the Russell 3000 Index and the Russell Small Cap Completeness Index

[1]	For the year ended May 31, 2017. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: AQR Capital Management, LLC; Axiom International Investors, LLC; EAM Investors LLC; Falcon Point Capital, LLC; LSV Asset Management; Robeco Investment Management, Inc.; and William Blair & Company L.L.C. During the year, Axiom International Investors, LLC was added, while J.P. Morgan Investment Management Inc. was removed.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund underperformed the Russell 2000 Index (“Index”), returning 15.40% versus the Index return of 20.36%.

IV. Fund Attribution

The fiscal year saw political and macroeconomic events dominate equity markets. As noted in the shareholder letter, market movements were driven by periods of risk-on and risk-off rallies. Markets looked past the surprising Brexit vote in June 2016 and rallied during the summer after investors regained confidence in economic growth. Cyclical stocks outperformed during the summer as the risk-on rally took hold, but the rally was short-lived after investors positioned defensively going into the U.S. presidential election. Donald Trump’s promises for deregulation, corporate tax reform and fiscally expansionary policies delivered shortly after his victory sparked a sharp rally in cyclical assets, while defensive assets that had grown expensive in recent years sold off. The Organization of Petroleum Exporting Countries’ (OPEC) decision to curb output and the two rate hikes by the Federal Reserve contributed to the sharp rally in traditional value sectors (financials, industrials and energy).

The turn of the calendar year marked the beginning of the reversal of the cyclical rally (dubbed the Trump reflation trade). The first few months saw setbacks for the Trump administration as Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian meddling plagued the new administration. There was a realization that the expected growth from the promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. Assets such as defensive sectors, technology stocks and bonds that sold off during the reflation trade rallied during this period. 10-year government Treasury yields began the fiscal year around 1.6% and ended around 2.2%, reflecting increased optimism around economic growth, but remained below the peak reached at the high of the cyclical rally in late 2016. Oil prices hovered around $50 per barrel during the period, despite two OPEC agreements to curb output. Though prices rallied after the first announcement, the ramp-up in supply from U.S. shale producers helped moderate prices.

The best-performing sector during the period was technology, due to reasonable valuations and good growth as demonstrated by first quarter earnings reports, with the largest technology stocks rallying the most. Financials and materials followed technology, as both sectors were beneficiaries of the Trump reflation trade. Defensive sectors were the worst-performing sectors, along with energy due to the moderation in oil supply and demand dynamics.

The Fund trailed the benchmark during the period due to poor stock selection in consumer discretionary, energy and materials stocks. Selection was positive in technology and utilities, but not by enough to offset the poor selection in other sectors. Allocation effects were slightly positive due to an underweight to healthcare and consumer discretionary sectors.

EAM Investors LLC, our momentum manager, was the best performer during the period and benefited from the outperformance of momentum stocks. J.P. Morgan Investment Management Inc., which was removed from the Fund in September 2016, was the second best-performing manager and benefited from exposure to the technology sector. In general, momentum-oriented managers were able to contribute the most to relative performance because of the reflation trade.

Robeco Investment Management, Inc. was the Fund’s worst-performing manager, mostly due to misses in stock selection within energy and industrials. This overshadowed its ability to capitalize on the cyclical rally. Falcon Point Capital, LLC was the next worst performer, also falling victim to poor selection in consumer discretionary.

16	SEI Institutional Investments Trust / Annual Report / May 31, 2017

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date
Small Cap Fund, Class A	15.40%	6.40%	12.90%	4.92%	8.16%
Russell 2000® Index	20.36%	8.00%	14.04%	6.40%	8.08%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the Russell 2000® Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Small Cap II Fund

I. Objective

The Small Cap II Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: AQR Capital Management, LLC; Arrowpoint Asset Management, LLC; EAM Investors LLC; Falcon Point Capital, LLC; LMCG Investments, LLC; Mesirow Financial Investment Management, Inc.; and Snow Capital Management L.P. During the year, Arrowpoint Asset Management, LLC was added, while Alliance Bernstein L.P. was removed.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund underperformed the Russell 2000 Index (“Index”), returning 14.27% versus the Index return of 20.36%.

IV. Fund Attribution

The fiscal year saw political and macroeconomic events dominate equity markets. As noted in the shareholder letter, market movements were driven by periods of risk-on and risk-off rallies. Markets looked past the surprising Brexit vote in June 2016 and rallied during the summer after investors regained confidence in economic growth. Cyclical stocks outperformed during the summer as the risk-on rally took hold, but the rally was short-lived after investors positioned defensively going into the U.S. presidential election. Donald Trump’s promises for deregulation, corporate tax reform and fiscally expansionary policies delivered shortly after his victory sparked a sharp rally in cyclical assets, while defensive assets that had grown expensive in recent years sold off. The Organization of Petroleum Exporting Countries’ (OPEC) decision to curb output and the two rate hikes by the Federal Reserve contributed to the sharp rally in traditional value sectors (financials, industrials and energy).

The turn of the calendar year marked the beginning of the reversal of the cyclical rally (dubbed the Trump reflation trade). The first few months saw setbacks for the Trump administration as Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian meddling plagued the new administration. There was a realization that the expected growth from the promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. Assets such as defensive sectors, technology stocks and bonds that sold off during the reflation trade rallied during this period. 10-year government Treasury yields began the fiscal year around 1.6% and ended around 2.2%, reflecting increased optimism around economic growth, but remained below the peak reached at the high of the cyclical rally in late 2016. Oil prices hovered around $50 per barrel during the period, despite two OPEC agreements to curb output. Though prices rallied after the first announcement, the ramp-up in supply from U.S. shale producers helped moderate prices.

The best-performing sector during the period was technology, due to reasonable valuations and good growth as demonstrated by first quarter earnings reports, with the largest technology stocks rallying the most. Financials and materials followed technology, as both sectors were beneficiaries of the Trump reflation trade. Defensive sectors were the worst-performing sectors, along with energy due to the moderation in oil supply and demand dynamics.

The Fund trailed the benchmark during the period due to poor stock selection in energy, health care and consumer discretionary. Selection was positive in technology, but not by enough to offset poor selection in other sectors. Allocation effects were slightly negative, mostly due to an overweight to energy and underweight to financials.

EAM Investors LLC, our momentum manager, was the best-performing manager during the period because high momentum stocks performed well. Arrowpoint Asset Management, LLC was the second-best performing manager because of strong selection in industrials, real estate and energy. In general, managers able to most capitalize on the reflation trade performed the best.

Snow Capital Management L.P. was the Fund’s worst-performing manager, mostly due to misses in stock selection and an overweight in energy. Snow Capital Management L.P. had positive selection in technology and financials, but it was not enough to overcome poor selection elsewhere. Falcon Point Capital, LLC was the next worst performer, also falling victim to poor selection in consumer discretionary.

Alliance Bernstein L.P. was removed from the fund in September 2016.

18	SEI Institutional Investments Trust / Annual Report / May 31, 2017

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized
	One Year Return	3 Year Return	5 Year Return	Inception to Date
Small Cap II Fund, Class A	14.27%	6.51%	12.76%	11.55%
Russell 2000® Index	20.36%	8.00%	14.04%	13.03%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap II Fund, Class A, versus the Russell 2000® Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 4/10/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Small/Mid Cap Equity Fund

I. Objective

The Small/Mid Cap Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: AQR Capital Management, LLC; Arrowpoint Asset Managements, LLC; Axiom International Investors, LLC; CastleArk Management LLC.; Falcon Point Capital, LLC; Integrity Asset Management, LLC; LMCG Investments, LLC; LSV Asset Management; and Boston Partners Global Investors, Inc. During the year, Falcon Point Capital, LLC was added to the Fund, while AllianceBernstein L.P. was removed.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund underperformed the Russell 2500 Index (“Index”), returning 15.53% versus the Index return of 16.87%.

IV. Fund Attribution

The fiscal period saw political and macroeconomic events dominate equity markets. As noted in the shareholder letter, market movements were driven by periods of risk-on and risk-off rallies. Markets looked past the surprising Brexit vote in June 2016 and rallied during the summer after investors regained confidence in economic growth. Cyclical stocks outperformed during the summer as the risk-on rally took hold, but the rally was short-lived after investors positioned defensively going into the U.S. presidential election. Donald Trump’s promises for deregulation, corporate tax reform and fiscally expansionary policies delivered shortly after his victory sparked a sharp rally in cyclical assets, while defensive assets that had grown expensive in recent years sold off. The Organization of Petroleum Exporting Countries’ (OPEC) decision to curb output and the two rate hikes by the Federal Reserve contributed to the sharp rally in traditional value sectors (financials, industrials and energy).

The turn of the calendar year marked the beginning of the reversal of the cyclical rally (dubbed the Trump reflation trade). The first few months saw setbacks for the Trump administration as Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian meddling plagued the new administration. There was a realization that the expected growth from the promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. Assets such as defensive sectors, technology stocks and bonds that sold off during the reflation trade rallied during this period. 10-year government Treasury yields began the fiscal year around 1.6% and ended around 2.2%, reflecting increased optimism around economic growth, but remained below the peak reached at the high of the cyclical rally in late 2016. Oil prices hovered around $50 per barrel during the period, despite two OPEC agreements to curb output. Though prices rallied after the first announcement, the ramp-up in supply from U.S. shale producers helped moderate prices.

The best-performing sector during the period was technology, due to reasonable valuations and good growth as demonstrated by first quarter earnings reports, with the biggest tech stocks rallying the most. Financials and materials followed technology as both sectors were beneficiaries of the Trump reflation trade. Defensive sectors were the worst-performing sectors, along with energy due to the moderation in oil supply and demand dynamics.

The Fund moderately trailed the benchmark during the period due to poor stock selection in consumer discretionary and health care. Selection was positive in technology, but not by enough to offset poor selection in other sectors. Allocation effects were positive, mostly due to an underweight to real estate and overweight to technology.

Arrowpoint Asset Management, LLC was the best-performing manager because of strong selection in technology and energy. LSV Asset Management was the second-best performing manager due to an overweight in financials. In general, managers able to capitalize on the reflation trade performed the best.

Robeco Investment Management, Inc. was the Fund’s worst-performing manager, mostly due to a slight overweight in energy coupled with poor selection in industrials and consumer discretionary. Falcon Point Capital, LLC was the next worst performer, also falling victim to poor selection in consumer discretionary and an overweight to healthcare.

20	SEI Institutional Investments Trust / Annual Report / May 31, 2017

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small/Mid Cap Equity Fund, Class A	15.53%	6.73%	13.58%	5.74%	8.60%
Russell 2500® Index	16.87%	7.72%	14.29%	6.96%	9.38%

Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Equity Fund, Class A, versus the Russell 2500® Index

[1]	For the year ended May 31, 2017. Past performance is no indication of future performance. Class A shares were offered beginning 12/15/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad U.S. equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: AJO L.P.; Analytic Investors, LLC; and LSV Asset Management. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund underperformed the Russell 3000 Index (“Index”), returning 13.93% versus the Index return of 17.69%.

IV. Fund Attribution

The Fund delivered strong absolute returns during the recently completed fiscal year, which was characterized by a positive market environment, improved investor sentiment and economic data, acceleration of earnings growth and higher inflation expectations. As noted in the shareholder letter, this has been largely a year of two halves: in the first half of the year, the sharp rotation triggered by the Trump reflation rally sent both the stock market and interest rates up in a risk-on environment. As a result, riskier and more cyclical segments of the market—namely financials, materials and energy—outperformed their defensive peers. Subsequently, as markets started reassessing Trump’s ability to deliver on his economic agenda, the U.S. dollar depreciated and U.S. yields declined, which made interest-rate sensitive names rally significantly. The financial and energy sectors were the worst-performing segments of the market, while information technology outperformed.

The Fund delivered negative benchmark-relative performance over the period. Strong tilts to low-beta names (consistent with the Fund’s philosophy by construction) accounted almost entirely for this underperformance, during a year in which higher-beta names delivered a better performance. This is an outcome to be expected given that the Fund is designed to reduce volatility and outperform in stressful market environments, at a cost of lagging in advancing markets.

At a sector level, overweights in defensive areas such as utilities, telecommunications, healthcare and consumer staples, as well as avoidance of cyclicality (predominantly in the information-technology sector) contributed to underperformance. On the positive side, shifting away from the volatile energy sector, along with some value exposures within the low-volatility space, marginally mitigated the lagging performance.

AJO, L.P. was the best-performing manager for the year. Although its low-beta bias had a negative impact on performance, its value tilts, along with an underweight to energy, more than offset the negatives arising from the low-volatility space. LSV Asset Management’s value exposure also mitigated the negative effects from overweighting low-beta names; however, its lower underweight to energy and higher underweight to information technology caused it to lag the value manager AJO, L.P. For Analytic Investors, LLC, in addition to the low-beta bias, its momentum tilt detracted from alpha in the worst year for momentum since 2009.

Any cash positions in the portfolio were equitized through index futures in order to be fully invested in the market at all times. This had a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
U.S. Managed Volatility Fund, Class A	13.93%	10.22%	15.08%	14.39%
Russell 3000 Index	17.69%	9.68%	15.26%	15.00%

22	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class A, versus the Russell 3000 Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 12/31/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the Fund) seeks capital appreciation with less volatility than the broad global equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: Acadian Asset Management, LLC; Analytic Investors, LLC; and LSV Asset Management. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year period ending May 31, 2017, the Fund returned 13.50%, and the MSCI World Index returned 16.42%.

IV. Fund Attribution

The Fund delivered strong absolute returns during the recently completed fiscal year, which was characterized by a positive market environment, improved investor sentiment and economic data, acceleration of earnings growth and higher inflation expectations. As noted in the shareholder letter, this has largely been a year of two halves: in the first half of the year, the sharp rotation triggered by the Trump reflation rally sent both the stock market and interest rates up in a risk-on environment. As a result, riskier and more cyclical segments of the market, namely financials, materials and energy outperformed their defensive peers. Subsequently, as markets started reassessing Trump’s ability to deliver on his economic agenda, the U.S. dollar depreciated and U.S. yields declined, which made the interest-rate-sensitive names rally significantly. The financial and energy sectors were the worst-performing segments of the market, while information technology outperformed.

The Fund delivered negative benchmark-relative performance over the period. Strong tilts to low-beta names (consistent with the Fund’s philosophy by construction) accounted almost entirely for this underperformance, during a year in which higher-beta names delivered better performance. This is an outcome to be expected given that the Fund is designed to reduce volatility in stressful market environments, at a cost of lagging in advancing markets.

At a sector level, overweights in defensive areas such as utilities, telecommunications, healthcare and consumer staples, as well as avoidance of cyclicality—predominantly the information-technology sector—contributed to underperformance. On the positive side, shifting away from the volatile energy sector, along with some value exposures within the low-volatility space, marginally mitigated the lagging performance.

LSV was the best-performing manager, given its value bias, but it still underperformed the broad market on the back of the low-volatility underperformance. For Analytic, in addition to the low-beta bias, its momentum tilt contributed negatively to alpha in what was the worst year for momentum since 2009. Although this rendered Analytic perform the worst-performing manager, its relatively low weight in the fund mitigated its negative impact. Finally, Acadian underperformed, but its performance sat in the middle as its momentum tilts—which contributed negatively to alpha—was somewhat mitigated by the value aspects in its stock selection process.

Any cash positions in the portfolio were equitized through index futures in order to be fully invested in the market at all times. This had a negligible impact on performance.

The Fund also used derivatives in order to hedge currency risk. For the fiscal period, hedging the currency risk was a slight detractor of the Fund’s performance. The Fund had exposures to Canada, Norway, and Singapore whose currencies depreciated against the U.S. dollar. Thus hedging back to the U.S. dollar from local currency somewhat held performance back given the dollar’s appreciation against those currencies.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Global Managed Volatility Fund, Class A	13.50%	16.26%
MSCI World Index	16.42%	18.91%
MSCI World Minimum Volatility, 50% Hedged	10.78%	14.10%

24	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class A, versus the MSCI World Index and the MSCI World Minimum Volatility, 50% Hedged

[1]	For the period ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 1/29/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

World Equity Ex-US Fund

I. Objective

The objective of the World Equity Ex-US Fund (the “Fund”) is to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: Acadian Asset Management, LLC; Baillie Gifford Overseas Ltd; Barrow, Hanley, Mewhinney & Strauss, LLC; BlackRock International Ltd.; EARNEST Partners LLC; J O Hambro Capital Management Limited; and McKinley Capital Management, LLC. During the year, Barrow, Hanley, Mewhinney & Strauss, LLC was added to the Fund, while NFJ Investment Group, LLC was removed.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund underperformed the MSCI All Country World Ex-US Net Index (“Index”), returning 19.28% versus the Index return of 18.24%.

IV. Fund Attribution

During the fiscal year, equity markets were dominated by geopolitical events that affected markets globally. As noted in the shareholder letter, the first half of the period was marked by continued, but uninspiring economic growth and populist movements sweeping political elections in the U.K. and the U.S., surprising investors during on both occasions. The second half was marked by a synchronized global economic recovery. The U.K. stunned investors with the British vote to leave the EU and joined the list of headaches for European equities that also included, among others, Italian banks with oversized debt. The result was a lack of enthusiasm for stocks in the region despite continued stimulus from the European Central Bank. European stocks experienced a small rally after the Brexit vote as investors looked past the results, and saw an even greater rally after Donald Trump’s surprising victory in the U.S. election. President Trump’s promises for deregulation and fiscal stimulus, along with the U.S. Federal Reserve raising rates in December and again in March, sparked a cyclical rally in European stocks, with banks leading the way. At the start of 2017, despite political risk from French and Dutch elections and the possibility of fragmentation in the EU, signs of economic recovery emerged in the region. Toward the end of the fiscal year, European equities rallied on the back of recovering economic growth and victories for pro-EU parties in elections.

The Japanese economy saw few economic developments during the period. The Bank of Japan maintained stimulus to try to rejuvenate the economy, but structural issues continued to plague the country. The cyclical rally that swept global markets helped Japanese stocks late in 2016, but markets remained sideways for the remainder of the period. Australian stocks rallied along with Japanese stocks and continued their performance into 2017 as economic growth in China led to increased consumption of Australian exports.

In emerging markets, Latin America witnessed a period of economic recovery and a rally in equity markets in the second half of 2016. The rally was led by Brazil, which began a recovery from its recession and political instability. Though Asian emerging markets performed strongly in the summer of 2016, markets suffered a pullback after President Trump’s victory and anti-trade rhetoric scared investors away from the region. The reversal of the cyclical rally that emerged after Trump’s victory (dubbed the Trump reflation trade) saw Asian emerging-market equities recover from the selloff at the start of 2017. The region also saw signs of economic growth at the same time, giving investors confidence in a synchronized global recovery.

Technology, materials and financials led all sectors while telecommunication services, healthcare and utilities lagged. Asian and Latin American emerging markets were the best-performing regions, while the U.K. and Japan were the worst-performing regions.

The Fund outperformed the benchmark during the period. EARNEST Partners LLC was the best-performing manager due to strong stock selection in financials and technology stocks and by avoiding defensive sectors like telecommunications. Acadian Asset Management, LLC and Baillie Gifford Overseas Ltd were also major contributors to performance. Both were beneficiaries of an overweight to technology stocks, which was the best-performing sector during the period. NFJ Investment Group, LLC was the worst performer during the period due to stock selection.

From a sector standpoint, the portfolio was a strong beneficiary of its overweight to technology stocks, as some of the top-performing managers outperformed due to their positive exposure to the sector. Within the technology sector, the Fund benefited from its overweight to semiconductors, which had a tremendous year as investors realized the industry’s growth

26	SEI Institutional Investments Trust / Annual Report / May 31, 2017

potentials. The healthcare sector also contribution via multiple managers and was a net contributor to alpha. The Fund also benefited from an underweight to the defensive sectors, including real estate, telecommunications and consumer staples.

Regionally, Europe, emerging Asia, and emerging Latin America were the greatest contributors. Within Europe, an overweight to Austrian stocks and strong stock selection in Switzerland added to alpha. Within emerging Asia, an overweight to technology-heavy countries, such as Taiwan and Korea, also contributed. In emerging-Latin America, an overweight to Brazil and exposure to ex-benchmark country Panama contributed to performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
World Equity Ex-US Fund, Class A	19.28%	2.04%	9.07%	0.29%	4.74%
MSCI All Country World Ex-US Net Index	18.24%	1.26%	8.39%	1.18%	5.59%

Comparison of Change in the Value of a $100,000 Investment in the World Equity Ex-US Fund, Class A, versus the MSCI All Country World Ex-US Net Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 3/28/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Screened World Equity Ex-US Fund

I. Objective

The Screened World Equity Ex-US Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: Acadian Asset Management LLC; Baillie Gifford Overseas Ltd; EARNEST Partners LLC; and McKinley Capital Management, LLC. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund outperformed the MSCI All Country World Ex-US Net Index (“Index”), returning 23.99% versus the Index return of 18.24%.

IV. Fund Attribution

During the fiscal year, equity markets were dominated by geopolitical events that affected markets globally. As noted in the shareholder letter, the first half of the period was marked by continued, but uninspiring economic growth and populist movements sweeping political elections in the U.K. and the U.S., surprising investors during on both occasions. The second half was marked by a synchronized global economic recovery. The U.K. stunned investors with the British vote to leave the EU and joined the list of headaches for European equities that also included, among others, Italian banks with oversized debt. The result was a lack of enthusiasm for stocks in the region despite continued stimulus from the European Central Bank. European stocks experienced a small rally after the Brexit vote as investors looked past the results and saw an even greater rally after Donald Trump’s surprising victory in the U.S. election. President Trump’s promises for deregulation and fiscal stimulus, along with the U.S. Federal Reserve raising rates in December and again in March, sparked a cyclical rally in European stocks, with banks leading the way. At the start of 2017, despite political risk from French and Dutch elections and the possibility of fragmentation in the EU, signs of economic recovery emerged in the region. Toward the end of the fiscal year, European equities rallied on the back of recovering economic growth and victories for pro-EU parties in elections.

The Japanese economy saw few economic developments during the period. The Bank of Japan maintained stimulus to try to rejuvenate the economy, but continued structural issues continue to plague the country. The cyclical rally that swept global markets helped Japanese stocks rally late in 2016, but markets remained sideways for the remainder of the period. Australian stocks rallied along with Japanese stocks and continued their performance into 2017 as economic growth in China led to increased consumption of Australian exports.

In emerging markets, Latin America witnessed a period of economic recovery and a rally in equity markets in the second half of 2016. The rally was led by Brazil, which began a recovery from its recession and political instability. Though Asian emerging markets performed strongly in the summer of 2016, markets suffered a pullback after President Trump’s victory and anti-trade rhetoric scared investors away from the region. The reversal of the cyclical rally that emerged after Trump’s victory (dubbed the Trump reflation trade) saw Asian emerging-market equities recover from the selloff at the start of 2017. The region also saw signs of economic growth at the same time, giving investors confidence in a synchronized global recovery.

Technology, materials and financials led all sectors while telecommunication services, healthcare and utilities lagged. Asian and Latin American emerging markets were the best-performing regions, while the U.K. and Japan were the worst-performing regions.

The Fund outperformed the benchmark during the period. The best-performing manager was Acadian, which had strong stock selection in most regions. Acadian benefited from a value tailwind as the manager was overweight value stocks in both emerging and developed markets. Performance was best in Europe, where French and Austrian stocks had strong returns. Earnest Partners was also a significant contributor during the period, with strong picks in the U.K. The manager’s underweight to consumer staples also helped as the sector lagged during the period. Baillie Gifford also added alpha through strong stock selection and an overweight to the technology sector.

The only underperforming manager was McKinley Capital Management, LLC, which slightly detracted from relative performance. McKinley Capital Management, LLC faced headwinds as the manager’s momentum style was out of favor during the period. The manager’s U.K. and Japanese stocks were the primary detractors.

28	SEI Institutional Investments Trust / Annual Report / May 31, 2017

From a sector perspective, the technology sector was the largest contributor by far. Strong stock selection was the primary driver, although an overweight to the sector also benefited the Fund. The underweight to the lagging consumer staples sector also contributed to performance. From a regional standpoint, stock selection in Europe and Asian emerging markets drove returns. An overweight to technology stocks in both regions contributed to performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Screened World Equity Ex-US Fund, Class A	23.99%	4.17%	10.10%	2.12%
MSCI All Country World Ex-US Net Index	18.24%	1.26%	8.39%	2.53%

Comparison of Change in the Value of a $100,000 Investment in the Screened World Ex-US Equity Fund, Class A, versus the MSCI All Country World Ex-US Net Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 6/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Emerging Markets Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation. The Fund utilized the following sub-advisers as of May 31, 2017: AllianceBernstein L.P.; Causeway Capital Management LLC; JO Hambro Capital Management Limited; KBI Global Investors (North America) Ltd; RWC Asset Advisers (US) LLC; and WCM Investment Management. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund underperformed the MSCI Emerging + Frontier Markets Index (the “Index”), returning 21.62% versus an Index return of 27.09%.

IV. Fund Attribution

Emerging-market equities appreciated during the Fund’s fiscal year. As mentioned in the shareholder letter, the risk-on versus risk-off rallies that have come to define the past few years drove performance for much of the period. Investors looked past the initial Brexit instability, and emerging-market equities rose during a risk-on rally that lasted through the summer. Latin American stocks had a strong tailwind as countries in the region emerged from the shadows of recession and political instability. Similarly, large emerging-market countries in Asia saw the biggest gains, with tech giants in China and Korea seeing the largest price appreciation.

Donald Trump’s victory and his anti-trade rhetoric put the emerging-market equity rally on a hiatus as investors with renewed confidence in global growth flooded into financials and other cyclical sectors within developed markets. The pause was short-lived as the pro-cyclical reflation trade began unwinding at the turn of the year and emerging markets and other assets that had sold off during that rally rebounded for the remainder of the period in 2017. While emerging markets rallied in both 2016 and 2017, frontier markets did not really see much of an upward or downward move until the reversal of the reflation trade in 2017. Smaller emerging markets that saw the biggest recoveries included Argentina, which was granted access to international debt markets for the first time in years, and Pakistan, which was recently moved from MSCI’s Frontier Equity Index to the MSCI Emerging Markets Index. On the other end of the spectrum, Nigeria’s economy continued to face reverberations from the shock in oil prices and South Africa came under increasing economic pressure as political turmoil and a weak economy presented a drag on stock-market performance.

Emerging markets overall ended the period with double-digit returns. Asian markets had the best performance during the year as countries dominated by large tech giants led the way. Korea, Taiwan, and China had strong returns. Pakistan also had strong returns as macroeconomic tailwinds were a tremendous help to equities and the country strongly performed in anticipation of being upgraded to the MSCI Emerging Markets Index. Latin American countries also had strong returns during the period, with Brazil leading the region. The Europe, Middle East and Africa (EMEA) region was the worst-performing region. The best-performing sectors were technology, materials and financials.

The Fund underperformed the benchmark during the period. Most sub-advisers lagged the Fund benchmark. The biggest detractor was WCM Investment Management, which underperformed due to poor stock selection, and an overweight to defensive stocks and the frontier region. While both RWC and AllianceBernstein L.P. outperformed their frontier benchmarks, both detracted overall due to frontier headwinds and poor stock selection in Asia and EMEA. JO Hambro Capital Management Limited was the best-performing manager during the year thanks to strong stock selection in utilities and consumer staples.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Emerging Markets Equity Fund, Class A	21.62%	2.56%
MSCI Emerging + Frontier Markets Index	27.09%	1.67%

30	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class A, versus the MSCI Emerging + Frontier Markets Index

[1]	For the year ended May 31, 2017. Past performance is no indication of future performance. Class A shares were offered beginning 10/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Opportunistic Income Fund

I. Objective

The Opportunistic Income Fund (the “Fund”) seeks capital appreciation and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: Ares Management, LLC.; Declaration Management & Research, LLC; Schroder Investment Management North American, Inc.; and Wellington Management Company, LLP. During the fiscal year, Schroder Investment Management North American, Inc. acquired Brookfield Investment Management, Inc. and was added to the Fund.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund outperformed the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (“Index”), returning 4.57% versus an Index return of 0.83%.

IV. Fund Attribution

Fixed income markets experienced generally positive returns during the fiscal year even as the Federal raised interest rates two times. As noted in the shareholder letter, economic growth in the U.S. hovered around 2% while inflation remained well contained. As a result of the Federal Reserve policy rate increases and changes in the regulations for money-market funds, 3-month Libor rose from nearly 60 basis points at the beginning of the period to 120 basis points at the end of the period. The demand for yield at the front end of the yield curve remained robust, with yields in other short-term government bonds having negative returns and providing the environment for outperformance by non-government sectors.

The greatest contributors to benchmark-relative performance were allocations to bank loans, asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS) sectors.

Within bank loans, the commodity-related sectors led outperformance, especially energy and metal and mining companies benefiting from the rebound in commodity prices. Within the ABS sector, allocations to home-equity securitizations performed well as the housing market continued to strengthen. High-quality collateralized loan obligations (CLOs) also helped. Non-agency MBS benefited from the strengthening housing market and a strong technical backdrop. A small cash allocation slightly detracted from relative returns during the period.

All four sub-advisers contributed to the Fund’s outperformance. Ares’ focus on bank loans was a meaningful contributor to performance. For Brookfield and Declaration, non-agency mortgages and home-equity securitizations were meaningful contributors. Wellington’s focus on consumer-related ABS sectors and high-quality CLOs also added to relative performance.

The Fund used to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae). None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Opportunistic Income Fund, Class A	4.57%	2.46%	3.14%	0.43%	0.70%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index	0.83%	0.48%	0.41%	1.09%	1.28%

32	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Comparison of Change in the Value of a $100,000 Investment in the Opportunistic Income Fund, Class A, versus the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: Jennison Associates LLC; Metropolitan West Asset Management, LLC; Wells Capital Management, Incorporated; Western Asset Management Company; and Western Asset Management Company Limited. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2017, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”), returning 2.51% versus an Index return of 1.58%.

IV. Fund Attribution

U.S. Treasury yields increased across the curve during the fiscal year as a combination of policy, fundamental and political events influenced the markets. As noted in the shareholder letter, short-term rates rose in a greater magnitude than long-term rates during the fiscal year after the Federal Reserve raised rates twice during the fiscal year. Economic growth in the U.S. remained around 2% with optimism that it would expand at a faster rate after Donald Trump won the U.S. presidential election. Elections dominated the news at the beginning of the year, with Brexit, the U.S. and French presidential races, and a special election in the United Kingdom right after the end of the Fund’s fiscal year.

Ten-year U.S. Treasury yields declined to a low of nearly 1.36% in the wake of the Brexit vote before peaking at over 2.60% after Donald Trump’s U.S. presidential election victory, and then fell to 2.20% at the end of the fiscal year on reduced inflation expectations and the belief that President Trump’s fiscal and tax reform initiatives could be bogged down by investigations into his administration. Fixed-income markets produced positive absolute returns in the face of rising rates, and all spread sectors generated positive excess returns relative to comparable Treasury bonds. Investors remained focused on yield in a low-yielding environment, which enabled lower-quality investment-grade bonds and corporate bonds to post the greatest excess returns. Mortgages and the asset-backed security (ABS) sector benefited from increasing home prices, low employment and gradually improving wages. While headlines about the struggles of established retailers emerged in the second half of the fiscal year, commercial mortgage-backed securities managed to outperform higher-quality tranches.

The Fund’s yield-curve flattening bias through an overweight to the long end of the yield curve and underweight to the short end enhanced relative performance as short-term yields increased about twice as much as long-term yields. Duration positioning was kept close to that of the benchmark and its impact was minimal. The ABS sector continued to be supported by a resilient consumer and gradually improving wages, so the Fund’s overweight was additive. Concerns in the sub-prime auto space emerged during the fiscal year, but the Fund was underweight and found better valuations in other sectors. Rising home prices and low unemployment rates supported the non-agency mortgage market, and the Fund’s allocation was positive. Corporate bonds outperformed and the Fund maintained a small overweight, especially to bonds in the financial sector, which contributed to results. The financial sector benefited from stronger capital ratios, the hope for higher yields and the belief that a new administration would reevaluate the most onerous provisions of recent regulations. Subtracting from performance was the Fund’s selection in the industrial sector as bonds rallied with the improvement in commodity prices from their nadir in early 2016.

Western and Jennison both generated positive relative returns as a result of their yield-curve flattening biases. Non-agency mortgage holdings by Western and MetWest were positive contributors. Overweights to asset-backed and commercial mortgage-backed securities by Wells were beneficial. Jennison’s and MetWest’s more conservative corporate bond positioning held back relative returns. MetWest’s shorter-duration posture was additive with the rise in yields.

The Fund utilized U.S. Treasury futures and interest-rate swaps to assist in managing the duration and yield positioning of the Fund. Currency forward contracts were used to manage currency exposures within the Fund. The Treasury futures and interest-rate swap positions had a limited impact on performance since they were primarily used for risk management purposes. The currency forward positions had a limited impact, as the dollar strengthened early and then weakened later in the fiscal year.

34	SEI Institutional Investments Trust / Annual Report / May 31, 2017

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Core Fixed Income Fund, Class A	2.51%	3.09%	3.15%	5.35%	5.95%
Bloomberg Barclays U.S. Aggregate Bond Index	1.58%	2.53%	2.24%	4.46%	5.46%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A, versus the Bloomberg Barclays U.S. Aggregate Bond Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower

SEI Institutional Investments Trust / Annual Report / May 31, 2017	35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: Ares Management, LLC; Benefit Street Partners, LLC; Brigade Capital Management, LP; and J.P. Morgan Investment Management, Inc. SIMC also directly manages a portion of the Fund. During the year, Delaware Investments Fund Advisers, a Series of Delaware Management Business Trust, was removed.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund outperformed the BofA Merrill Lynch U.S. High Yield Constrained Index (the “Index”), returning 15.05% versus the Index return of 13.84%.

IV. Fund Attribution

High-yield bonds began a steep recovery from the 2015 selloff early in 2016 that would last the rest of the calendar year. As noted in the shareholder letter, market conditions changed quickly in November after a surprising Trump victory raised inflation expectations due to expected fiscal stimulus and a favorable regulatory environment.

The Fund’s allocation to structured credit was positive, as higher loan prices and low defaults led to strong collateralized loan obligation performance over the fiscal period. Security selection within telecommunications also contributed to performance. An overweight, as well as selection within, technology and electronics benefited relative performance, as those sectors remained strong performers. Underweights to the energy and transportation sectors, as well as selection within transportation and retail, detracted from overall Fund performance.

Brigade Capital Management, LP had the Fund’s best relative performance, with overweights and security selection in technology and electronics benefiting, as well as selection within basic industry and telecommunications. Selection within transportation and real estate, and an underweight to energy detracted. Benefit Street Partners LLC also contributed, with an overweight and security selection within the energy sector, and selection within basic industry and services. An underweight in telecommunications and overweight in consumer goods detracted.

Ares Management LLC lagged the most, with an underweight to energy and overweight to media being the largest detractors. Underweights and security selection within consumer goods, banking and utilities contributed slightly. J.P. Morgan Investment Management, Inc. also lagged relative Fund performance, due to underweights and security selection within energy and basic industry. An overweight to telecommunications, security selection within leisure and an underweight in utilities mitigated some of the negative performance.

The Fund used derivatives throughout the fiscal year ending May 31, 2017 as a way to manage duration, yield-curve positioning, and spread duration in an efficient manner. Credit-related derivatives were used for this purpose and they had a modestly positive impact on overall Fund performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
High Yield Bond Fund, Class A	15.05%	4.93%	7.52%	7.61%	8.08%
BofA Merrill Lynch U.S. High Yield Constrained Index	13.84%	4.75%	7.33%	7.43%	7.93%

36	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Comparison of Change in the Value of a $100,000

Investment in the High Yield Bond Fund, Class A, versus

the BofA Merrill Lynch U.S. High Yield Constrained Index

[1]	For the year ended May 31, 2017. Past performance is no indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	37

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Long Duration Fund

I. Objective

The Long Duration Fund (the “Fund”) seeks return characteristics similar to those of high quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: Income Research & Management; Jennison Associates, LLC; Legal & General Investment Management America, Inc.; and Metropolitan West Asset Management LLC. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund outperformed the Bloomberg Barclays Long U.S. Government/Credit Index (the “Index”) returning 4.41% versus the Index return of 3.02%.

IV. Fund Attribution

As noted in the shareholder letter, short-term rates rose in a greater magnitude than long-term rates during the fiscal year after the Federal Reserve raised rates twice during the fiscal period. Ten-year yields rose by 0.36% to end at 2.20%, and 30-year Treasury yields rose 0.22% to end at 2.86%. The Fund’s short-duration posture was additive, as was its curve-flattening positioning.

The Fund’s relative returns were enhanced by an overweight to corporates versus government bonds. Within corporates, the Fund benefited from selection within insurance and an overweight to financials. The fund also benefited from security selection within utilities, an overweight to energy and an underweight to consumer non-cyclical.

An allocation to agency mortgage-backed securities (MBS) and collateralized mortgage obligations (CMO), and an underweight to foreign agencies detracted.

Income Research & Management’s overweight to corporates and industrials and selection within insurance, metals, technology and utilities enhanced relative returns. An underweight to non-corporates, particularly sovereigns and foreign agencies, detracted. Legal & General Investment Management America Inc. benefited from security selection within basics, transportation and capital goods, an overweight to corporates (particularly energy), and an underweight to consumer non-cyclical. Security selection within banking and energy challenged relative returns. Metropolitan West Asset Management LLC’s short-duration posture and allocation to Treasury inflation-protected securities, along with overweights to U.S. agencies and corporates (particularly financials) contributed, although an allocation to agency MBS and CMO, Treasury futures and selection within industrials detracted. Jennison Associates LLC benefited from a curve-flattening posture, selection within utilities and an overweight to financials, but relative returns were challenged by an underweight to non-corporates (particularly sovereigns and foreign agencies) and an overweight to utilities.

Derivatives were used on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had a slight negative impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Long Duration Fund, Class A	4.41%	5.42%	4.67%	6.26%	5.83%
Bloomberg Barclays Long U.S. Government/ Credit Index	3.02%	5.05%	4.02%	7.37%	6.90%

38	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Fund, Class A, versus the Bloomberg Barclays Long U.S. Government/Credit Index, the 60/40 Hybrid of the Bloomberg Barclays Long U.S. Credit & Bloomberg Barclays Long U.S. Government Index

[1]	For the year ended May 31, 2017. Past performance is no indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.
[2]	This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/40 Blended Benchmark, which consists of the Barclays U.S. Long Credit Index and the Barclays U.S. Long Government Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	39

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Long Duration Credit Fund

I. Objective

The Long Duration Credit Fund (the “Fund”) seeks return characteristics similar to those of high-quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: Income Research & Management; Jennison Associates LLC; Legal & General Investment Management America, Inc.; Logan Circle Partners, L.P.; and Metropolitan West Asset Management LLC. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund outperformed the Bloomberg Barclays Long A+ U.S. Credit Index (the “Index”), returning 4.63% versus the Index return of 3.80%.

IV. Fund Attribution

As noted in the shareholder letter, U.S. Treasury yields rose across the curve with short-term yields rising more than long-term yields during the fiscal period. Yields for 10-year government bonds began the fiscal year around 1.6% and ended around 2.2%, reflecting increased optimism around economic growth. The Fund’s slightly short-duration posture was additive, as was the curve-flattening positioning.

The Fund benefited from its allocation to BBB corporates, as well as security selection within corporates (particularly industrials). The fund also benefited from an overweight to financials (particularly banking). Detracting from performance was an underweight to taxable municipals, an allocation to nominal Treasurys and an underweight to non-corporates (particularly sovereigns and foreign agencies).

Over the full 12-month period, sub-advisers Logan Circle Partners, L.P., Income Research & Management, Jennison Associates LLC and Metropolitan West Asset Management LLC outperformed the benchmark, while Legal & General Investment Management America Inc. underperformed.

Logan Circle Partners, L.P. benefited from an overweight to BBB corporates and security selection within energy,

financials, technology and communications, while an underweight to taxable municipals and an allocation to nominal Treasurys detracted. Income Research & Management benefited from security selection within industrials (particularly communications, energy and financials), while and underweight to taxable municipals and non-corporates (particularly sovereigns and foreign agencies) detracted from relative performance. Jennison Associates LLC benefited from a curve-flattening position, security selection within industrials (particularly consumer non-cyclical and energy) and security selection within financials, but an underweight to taxable municipals and non-corporates (particularly sovereigns and foreign agencies) detracted from relative performance. Metropolitan West Asset Management LLC saw positive relative performance from a short-duration posture, as well as an overweight to BBB corporates and security selection within corporates (particularly energy, electric, insurance and REITs), but an underweight to taxable municipals and non-corporates (particularly sovereigns and foreign agencies) and an allocation to Treasurys detracted. Legal & General Investment Management America Inc. detracted from overall Fund performance with poor security selection in banking, technology and utilities and an allocation to Treasurys, although overweights to U.S. agency debt and financials and an underweight to consumer non-cyclical mitigated some of the negative relative performance.

Derivatives were used on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Long Duration Credit Fund, Class A	4.63%	5.33%	5.65%
Bloomberg Barclays Long A+ U.S. Credit Index	3.80%	5.45%	4.95%

40	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Credit Fund, Class A, versus the Bloomberg Barclays Long A+ U.S. Credit Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 6/29/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	41

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Duration Bond Fund (the “Fund”) seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: Logan Circle Partners, L.P.; and Wellington Management Company, LLP. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund outperformed the Bloomberg Barclays Short U.S. Treasury 9-12 Month Index (the “Index”), returning 1.76% versus the Index return of 0.64%.

IV. Fund Attribution

As noted in the shareholder letter, short-term rates rose in a greater magnitude than long-term rates during the fiscal year after the Federal Reserve raised rates twice during the period, resulting in generally negative bond performance. Returns were positive for non-Treasury bonds, corporates, asset-backed and commercial-mortgage securities, which all outperformed comparable Treasurys.

The greatest contributors to benchmark-relative performance were allocations to asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS), as well as the financials and industrials sectors.

Within ABS, auto-loan securitizations were the greatest contributor to performance as the U.S. auto market exhibited continued strength. Within financials, banking names contributed. Within industrials, consumer and energy names were the best-performing segments.

An allocation to cash and 15-year agency MBS detracted modestly from performance during the period.

Both sub-advisers contributed to the Fund’s relative performance. Wellington Management Company, LLP’s focus on banking names within the financial sector, autos within the ABS sector and cyclicals and energy within the industrial sector contributed most to performance.

Logan Circle Partners, L.P. generated outperformance across a number of sectors including ABS, industrials and financials, as well as via an allocation to auto ABS.

The Fund used Treasury futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae). None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Ultra Short Duration Bond Fund, Class A	1.76%	1.16%	1.35%	1.27%
Bloomberg Barclays Short U.S. Treasury 9-12 Month Index	0.64%	0.43%	0.37%	0.37%

Comparison of Change in the Value of a $100,000 Investment in the Ultra Short Duration Bond Fund, Class A, versus the Barclays Short U.S. Treasury 9-12 Month Index

[1]	For the year ended May 31, 2017. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

42	SEI Institutional Investments Trust / Annual Report / May 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: Investec Asset Management Ltd.; Neuberger Berman Investment Advisers, LLC; and Stone Harbor Investment Partners, L.P. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2017, the Fund outperformed the J.P. Morgan EMBI Global Diversified Index (the “Index”), returning 12.19% versus the Index return of 9.77%.

IV. Fund Attribution

Emerging-market debt (EMD) denominated in external currencies returned 9.77% during the Fund’s fiscal year, whereas local-currency EMD returned 12.16% in U.S dollar terms; the local-currency index return was helped by emerging-market currency appreciation versus the U.S. dollar.

The United Kingdom’s vote to leave the European Union, stabilization of commodity prices, the United States presidential election, the Federal Reserve rate hikes, and U.S. inflation themes that have been addressed in the shareholder letter each weighed on the market. Brexit mostly impacted Eastern European emerging markets, but its affect was more muted than originally expected. Stabilized commodity prices have been a big help for emerging markets, of which approximately 40% are classified as oil exporters and another 25% as soft commodity or metals exporters. There were fears about falling growth in China weakening growth across emerging-market economies. Economic data out of the country have not been as negative as expected, but views on the region are mixed.

Donald Trump’s victory in the U.S. presidential election initially shocked emerging markets. Populist rhetoric over trade deals threatened to hurt emerging markets that trade directly and indirectly with the United States. After the new administration settled into the White

House, the rhetoric calmed down, and emerging markets recovered most of the post-election selloff.

The U.S. Federal Reserve hiked its benchmark rate in December 2016 and March 2017, in line with expectations. Investors feared that higher rates in the U.S. would draw money away from emerging markets, but those fears did not materialize.

Venezuela was the best-performing country in the benchmark over the 12-month period. In addition to benefiting from the improvement and stabilization of oil prices, large debt payments by Venezuela’s state-owned oil company and at the sovereign level represented positive news, helping Venezuela’s rates rally over the year.

South Africa was another top performer during the period. Over the year, the country benefited from improving economic conditions, such as falling inflation. The improving economic situation helped the South African rand strengthen versus the U.S. dollar for the period. President Zuma eventually replaced the Finance Minister at the end of March 2017, but the change did not affect valuations as much as previous moves.

Turkey was one of the worst-performing countries in the benchmark. The country has faced economic and political hardship over the past 12 months. The problems of low net reserves and rising inflation were exacerbated by an already struggling economy, leading the Italian lira as the worst-performing currency in the local half of the benchmark.

Mexico also underperformed for the period. Although most investors agree that the country is a fundamentally sound investment, Donald Trump’s tough trade rhetoric throughout the U.S. presidential election campaign led to extreme volatility in rates and the Mexican peso.

Security selection within Colombian debt contributed the most to performance over the year. In addition to improving economic conditions, the Colombian government reached a peace deal with FARC rebels, ending decades of fighting. An underweight to Turkey’s local currency debt and security selection within Argentina also contributed.

An underweight to and security selection within South African debt detracted. Also, security selection within Venezuela and cash holdings in the Fund detracted, as emerging-market currencies overall strengthened against the U.S. dollar.

All three managers Investec Asset Management Ltd., Neuberger Berman Investment Advisers LLC and Stone Harbor contributed overall. Neuberger

SEI Institutional Investments Trust / Annual Report / May 31, 2017	43

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017(Unaudited)

Emerging Markets Debt Fund (Concluded)

Berman Investment Advisers LLC’s security selection within Brazil, Mexico and Indonesia contributed, while underweights to Venezuela and South Korea and an overweight to external Hungary debt detracted. Investec Asset Management Ltd.’s overweights to Russia and Turkey contributed, as did its security selection within Colombia. An underweight to South Africa, security selection within Brazil, and cash holdings all detracted. Stone Harbor Investment Partners L.P.’s security selection within Argentina and Colombia and its underweight to local Turkey debt contributed, while its overweight to local Mexico debt and security selection within South Africa and Indonesia detracted.

Currency forwards and interest-rate swaps are the primary derivatives used within the Fund to efficiently optimize active-currency and duration exposures. Currency forwards had a material impact on the Fund during the period as 50% of the benchmark is directly affected by foreign currencies. Positive and negative impacts differed on a country-to-country basis, depending on whether the forward increased or decreased currency exposure and whether the currency strengthened or weakened relative to the U.S. dollar.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt
Fund, Class A	12.19%	1.12%	2.82%	5.71%	6.52%
50/50 Hybrid of the J.P.
Morgan EMBI Global
Diversified Index (broad based) and the J.P.
Morgan GBI-EM Global
Diversified Index	11.00%	1.46%	3.42%	5.64%	10.41%
J.P. Morgan EMBI
Global Diversified Index
(broad based)	9.77%	5.55%	6.48%	7.24%	7.56%
J.P. Morgan GBI-EM
Global Diversified Index	12.16%	-2.63%	0.32%	3.91%	5.51%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Market Debt Fund, Class A, versus a 50/50 Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index, and the J.P. Morgan GBI-EM Global Diversified Index

¹	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.
[2]	This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 50/50 Blended Benchmark, which consists of the J.P. Morgan EMBI Global Diversified Index (broad based) and the J.P. Morgan GBI-EM Diversified Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

44	SEI Institutional Investments Trust / Annual Report / May 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund is directly managed by SEI Investments Management Corporation (SIMC). There were no manager changes made during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund underperformed the Bloomberg Barclays 1-5 Year U.S. TIPS Index (“Index”), returning 1.76% versus an Index return of 1.83%.

IV. Fund Attribution

The Fund’s performance was within expectations as the Fund manager aims to replicate the performance of the Bloomberg Barclays 1-5 Year U.S. TIPS Index. As noted in the shareholder letter, low inflation and a strong U.S. dollar presented headwinds to Treasury Inflation Protected Securities for much of the period, but began to ease in the latter part.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date
Real Return Fund, Class A	1.76%	0.22%	0.29%	2.83%	2.92%
Bloomberg Barclays 1-5 Year U.S. TIPS Index	1.83%	0.29%	0.37%	2.77%	2.82%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class A, versus the Bloomberg Barclays 1-5 Year U.S. TIPS Index

1	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Limited Duration Bond Fund

I. Objective

The Limited Duration Bond Fund (the “Fund”) seeks preservation of capital and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: Logan Circle Partners, L.P. and Metropolitan West Asset Management LLC. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund outperformed the BofA Merrill Lynch 1-3 year U.S. Treasury Index (the “Index”), returning 1.21% versus the Index return of 0.59%.

IV. Fund Attribution

U.S. Treasury yields rose across the curve with short-term yields rising more than long-term yields, as noted in the shareholder letter, resulting in generally negative bond performance. Returns were positive for non-Treasury bonds, corporates, asset-backed and commercial-mortgage securities, which all outperformed comparable Treasurys.

The Fund benefited from its overweight to corporates, particularly financials and industrials. The Fund also benefited from an overweight to asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Detracting from performance was an overweight to U.S. agencies and cash.

Both sub-advisers contributed to the Fund’s relative performance. Logan Circle Partners, L.P. benefited from an allocation to corporates (particularly banking, autos and energy), an allocation to ABS (particularly auto) and an allocation Treasury inflation-protected securities. An allocation to cash and agency collateralized mortgage obligations detracted. Metropolitan West Asset Management LLC also enhanced relative performance via exposure to banking, energy and consumer noncyclical debt, an allocation to non-agency residential MBS and allocations to ABS, particularly student loans. An allocation to agency senior commercial mortgage-backed securities, cash and U.S. agency debt challenged relative returns.

AVERAGE ANNUAL TOTAL RETURN¹

	One Year Return	Annualized Inception to Date
Limited Duration Bond Fund, Class A	1.21%	1.22%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.59%	0.77%

Comparison of Change in the Value of a $100,000 Investment in the Limited Duration Bond Fund, Class A, versus the BofA Merrill Lynch 1-3 Year U.S. Treasury Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 7/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

46	SEI Institutional Investments Trust / Annual Report / May 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Intermediate Duration Credit Fund

I. Objective

The Intermediate Duration Fund (the “Fund”) seeks current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: Income Research & Management; Legal & General Investment Management America, Inc.; and Logan Circle Partners, L.P. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund outperformed the Barclays A+ U.S. Credit Index (“Index”), returning 3.38% versus the Index return of 2.32%.

IV. Fund Attribution

As noted in the shareholder letter, U.S. Treasury yields rose across the curve, with short-term yields rising more than long-term yields. Yields for 10-year government bonds began the fiscal year around 1.6% and ended around 2.2%, reflecting increased optimism around economic growth. 30-year Treasury yields rose 0.22% to end at 2.86%. The Fund’s slightly short-duration posture was additive, as was its curve-flattening positioning.

The Fund benefited from an allocation to BBB corporates, as well as security selection within corporates, particularly within industrials (energy, technology and communications) and selection in financials (banking and brokerage). An allocation to nominal Treasurys and security selection within municipals detracted.

Each of the sub-advisers contributed to the Fund’s relative performance. Logan Circle benefited from security selection within industrials (particularly energy, technology and basic materials), as well as security selection within financials (particularly banking and insurance) and an allocation to BBB corporates. Allocation to nominal Treasurys and cash detracted. IRM’s relative performance was enhanced by security selection within industrials (particularly energy, communications and capital goods), as well as security selection in financials (particularly brokerage and asset managers). An allocation to BBB corporates was also additive. Security selection within banking and municipals detracted. Legal & General’s underweight to non-corporates (particularly supranationals and foreign agencies), security selection in municipals, and allocation to BBB corporates was additive, while security selection in industrials (particularly consumer non-cyclicals) and selection in retailers and capital goods detracted.

Derivatives were used on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN¹

	One Year Return	Annualized Inception to Date
Intermediate Duration Credit Fund, Class A	3.38%	2.78%
Barclays A+ U.S. Credit Index	2.32%	2.49%

Comparison of Change in the Value of a $100,000 Investment in the Intermediate Duration Credit Fund, Class A, versus the Barclays A+ U.S. Credit Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 3/31/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	47

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Investment Approach

The Fund is managed by a sub-adviser under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-adviser as of May 31, 2017: SSGA Funds Management, Inc. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2017, the Fund outperformed the S&P 500 Index (“Index”), returning 19.17% versus the Index return of 17.47%.

IV. Fund Attribution

A majority of the Fund’s volatility is driven by strategic exposure to the S&P 500, which served as the largest driver of the Fund’s return during the period. The S&P 500’s positive performance—noted in the shareholder letter—added to the positive aggregate performance of the Fund’s tactical trades, resulting in a positive absolute total return.

The largest contributors to relative performance were: a long position in U.S. inflation swaps, amid expectations of increased inflation in the second half of 2016; a long Mexican peso versus short Canadian dollar position, as the peso rebounded in early 2017 after fears over new trade restrictions subsided; a bearish position on the euro currency relative to the U.S. dollar through currency-forward contracts and put options on the euro, implemented amid the divergence of their respective central-bank policies; and a long European equity versus short U.S. equity position, established in the first quarter of 2017.

The largest detractors from relative performance were: a long-equities versus short-bonds position that was closed out in June 2016; and a long rupee versus a short Taiwan and Singapore dollars position that remains in the Fund as part of an overall short Asian currency basket.

Several long option trades—on the S&P 500—had been entered into as hedges in the portfolio. They have all expired worthless, detracting a nominal amount from performance. A long U.S. dollar versus short Saudi riyal foreign-currency trade, predicated on the latter country’s weakened financial position as a result of low oil prices, has also detracted a nominal amount from the portfolio.

Derivatives are used to obtain the Fund’s tactical exposures. In the past year, these have included futures, foreign-currency forward contracts, options and total-return swaps. The use of derivatives had a material impact on performance, since all active trades are implemented through their use.

AVERAGE ANNUAL TOTAL RETURN¹

		Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	Inception
	Return	Return	Return	to Date
Dynamic Asset Allocation Fund, Class A	19.17%	13.26%	15.74%	14.14%
S&P 500 Index	17.47%	10.14%	15.42%	14.55%

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class A, versus the S&P 500 Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 7/30/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

48	SEI Institutional Investments Trust / Annual Report / May 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2017 (Unaudited)

Multi-Asset Real Return Fund

I. Objective

The Multi-Asset Real Return Fund (the Fund) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2017: AllianceBernstein L.P. (AB); and QS Investors, LLC. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the one-year period ending May 31, 2017, the Fund returned -0.85%, and the Barclays 1-5 Year U.S. TIPS Index returned 1.83%.

IV. Fund Attribution

The Fund’s exposure to commodities and equities detracted from absolute returns. As noted in the shareholder letter, commodities experienced negative returns in the period as the energy and agriculture sectors dragged down the benchmark. Active sector and security positioning challenged absolute returns within the equity long/short strategy. The Fund’s allocation to Treasury Inflation-Protected Securities (TIPS) contributed to absolute return.

The majority of underperformance was attributable to the Fund’s equity long/short exposure. The equity long/short strategy’s strategic sector allocations detracted from the Fund’s total return in the period. The second largest detractor from relative performance was the Fund’s allocation to commodities. The overall commodities market experienced negative returns in the year.

QS Investors’ equity long/short strategy detracted from relative performance. AllianceBernstein manages the U.S. TIPS portion of the Fund, which contributed to relative performance. Sector rotation and selection in investment-grade credit and securitized sectors were the main contributors.

The Fund used equity-index futures to hedge broad equity-market exposure, bond futures and interest-rate swaps to hedge duration, and commodity futures to obtain diversified strategic exposure to commodities. While the equity index futures, bond futures and interest-rate swap positions detracted from absolute return, they provided the intended hedging exposures. The exposure obtained via commodity futures detracted from total return.

AVERAGE ANNUAL TOTAL RETURN¹

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Asset Real Return Fund, Class A	-0.85%	-3.09%	-1.61%	-2.67%
Barclays 1-5 Year U.S. TIPS Index	1.83%	0.29%	0.37%	0.40%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Real Return Fund, Class A, versus the Barclays 1-5 Year U.S. TIPS Index

[1]	For the year ended May 31, 2017. Past performance is not an indication of future performance. Class A shares were offered beginning 7/29/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	49

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Fund

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.0%

Consumer Discretionary — 11.1%
Dollar General	1.2%	333,448	$24,472
Liberty Interactive QVC Group, Cl A*	0.8	656,509	15,402
Lowe’s	1.3	343,848	27,085
Omnicom Group	0.9	207,582	17,379
TJX	0.8	212,215	15,961
Other Securities(A)	6.1		123,417
			223,716

Consumer Staples — 8.2%
Colgate-Palmolive	0.7	191,117	14,594
CVS Health	1.1	284,576	21,864
PepsiCo	1.1	186,069	21,746
Philip Morris International	1.0	168,869	20,231
Reynolds American	0.8	240,711	16,188
Other Securities(A)	3.5		71,440
			166,063

Energy — 4.1%
Chevron	1.0	193,665	20,040
ExxonMobil	0.7	171,009	13,766
Other Securities(A)	2.4		49,361
			83,167

Financials — 17.5%
Aflac	1.1	299,676	22,590
Bank of America	0.9	813,401	18,228
Citigroup	0.7	237,139	14,356
Intercontinental Exchange	0.7	224,866	13,535
JPMorgan Chase	1.1	259,430	21,312
Marsh & McLennan	0.8	217,961	16,905
Moody’s	1.3	229,171	27,145
MSCI, Cl A	0.7	146,974	14,952
State Street	1.0	248,952	20,280
US Bancorp	0.9	348,959	17,759
Wells Fargo	0.7	272,238	13,922
Other Securities‡	7.6		151,407
			352,391

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 16.4%
Abbott Laboratories	0.8%	368,476	$16,825
Amgen	1.0	131,072	20,348
Becton Dickinson	1.7	177,042	33,502
Celgene*	0.9	165,685	18,956
Johnson & Johnson	2.5	395,392	50,709
Merck	1.1	334,390	21,772
Mettler Toledo International*	0.8	27,710	16,150
UnitedHealth Group	1.8	208,330	36,495
Other Securities	5.8		116,202
			330,959

Industrials — 10.0%
3M	1.5	152,850	31,253
FedEx	0.8	81,330	15,765
Illinois Tool Works	0.9	128,874	18,200
United Technologies	0.8	134,684	16,334
Other Securities(A)	6.0		121,051
			202,603

Information Technology — 19.3%
Alphabet, Cl A*	0.9	18,587	18,347
Alphabet, Cl C*	0.7	15,054	14,525
Analog Devices	0.7	158,187	13,566
Automatic Data Processing	0.9	166,931	17,089
eBay*	1.0	583,561	20,016
Electronic Arts*	0.8	140,796	15,956
Facebook, Cl A*	0.9	115,224	17,452
Mastercard, Cl A	1.9	310,626	38,170
Microchip Technology	0.7	167,501	13,953
Microsoft	1.5	435,800	30,436
Oracle	0.7	327,561	14,868
PayPal Holdings*	1.2	464,110	24,231
Visa, Cl A	1.1	231,334	22,030
Other Securities(A)	6.3		129,686
			390,325

Materials — 3.3%
Sherwin-Williams	0.9	52,629	17,461
Other Securities(A)	2.4		48,133
			65,594

Real Estate — 2.3%
Crown Castle International‡	0.9	174,162	17,704
Other Securities‡(A)	1.4		28,564
			46,268

Telecommunication Services — 0.8%
Other Securities	0.8		16,480

Utilities — 2.0%
Other Securities	2.0		40,872

Total Common Stock (Cost $1,601,337) ($ Thousands)			1,918,438

50	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 1.9%
SEI Liquidity Fund, L.P. 0.910% **†(B)	1.9%	37,875,173	$37,873
Total Affiliated Partnership (Cost $37,875) ($ Thousands)			37,873

CASH EQUIVALENT — 4.8%
SEI Daily Income Trust, Government Fund, Cl F 0.620% **†	4.8	97,599,669	97,600

Total Cash Equivalent (Cost $97,600) ($ Thousands)			97,600

Total Investments — 101.7% (Cost $1,736,812)($ Thousands)			$2,053,91

Percentages are based on a Net Assets of $2,019,282 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2017.
‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017, was $36,706 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $37,873 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,918,438	$–	$–	$1,918,438
Affiliated Partnership	–	37,873	–	37,873
Cash Equivalent	97,600	–	–	97,600

Total Investments in Securities	$2,016,038	$37,873	$–	$2,053,911

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Institutional Investments Trust / Annual Report / May 31, 2017	51

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Disciplined Equity Fund

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.3%

Consumer Discretionary — 9.4%
Amazon.com*	1.1%	39,571	$39,358
AutoZone*	0.7	39,870	24,158
Comcast, Cl A	1.4	1,253,576	52,262
Lowe’s	0.7	325,161	25,613
McDonald’s	0.8	201,366	30,384
Other Securities(A)	4.7		177,993
			349,768

Consumer Staples — 9.2%
Altria Group	1.0	500,132	37,730
Coca-Cola	0.9	719,172	32,701
PepsiCo	1.1	335,477	39,207
Philip Morris International	1.1	346,656	41,529
Procter & Gamble	0.7	294,786	25,968
Walgreens Boots Alliance	0.9	403,035	32,654
Other Securities(A)	3.5		132,121
			341,910

Energy — 5.4%
ConocoPhillips	0.5	432,483	19,328
ExxonMobil	0.6	261,108	21,019
Phillips 66	0.5	236,069	17,967
Other Securities(A)(B)	3.8		141,478
			199,792

Financials — 13.8%
Bank of America	1.0	1,685,452	37,771
Bank of New York Mellon	0.5	418,963	19,742
Berkshire Hathaway, Cl B*	1.3	300,720	49,703
Citigroup	1.7	1,021,623	61,849
Intercontinental Exchange	0.6	351,800	21,175
JPMorgan Chase	0.8	336,511	27,644
MetLife	0.5	393,340	19,899
S&P Global	0.5	129,133	18,441
US Bancorp	0.8	543,177	27,642
Other Securities‡	6.1		228,554
			512,420

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 13.2%
Allergan	0.5%	81,411	$18,216
Celgene*	1.0	330,373	37,798
Gilead Sciences	0.5	296,421	19,235
Johnson & Johnson	1.0	294,716	37,797
Medtronic	0.9	383,596	32,329
Merck	1.2	678,245	44,160
Pfizer	0.7	843,528	27,541
UnitedHealth Group	1.5	313,660	54,947
Other Securities(A)	5.9		217,095
			489,118

Industrials — 11.2%
3M	0.6	114,301	23,371
General Electric	0.8	1,055,724	28,906
Honeywell International	0.9	251,021	33,383
Lockheed Martin	0.8	98,386	27,659
Other Securities(A)	8.1		303,392
			416,711

Information Technology — 23.0%
Adobe Systems*	0.6	149,906	21,266
Alphabet, Cl A*	1.5	57,997	57,248
Alphabet, Cl C*	1.7	66,865	64,515
Apple	3.4	819,964	125,258
Applied Materials	0.9	752,782	34,538
Cisco Systems	1.4	1,599,961	50,447
eBay*	0.8	905,458	31,057
Facebook, Cl A*	1.8	434,137	65,754
Intel	0.6	574,999	20,763
Microsoft	1.3	687,489	48,014
Texas Instruments	0.8	373,085	30,776
Other Securities(A)	8.2		306,449
			856,085

Materials — 2.7%
PPG Industries	0.5	179,944	19,139
Other Securities(A)	2.2		79,599
			98,738

Real Estate — 2.1%
Other Securities‡(A)	2.1		78,940

Telecommunication Services — 2.1%
AT&T	0.9	889,197	34,261
Verizon Communications	1.0	782,390	36,491
Other Securities(A)	0.2		8,823
			79,575

Utilities — 3.2%
PG&E	0.6	336,631	23,019

52	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities(A)	2.6%		$93,747
			116,766
Total Common Stock (Cost $2,907,582) ($ Thousands)			3,539,823

RIGHTS — 0.0%
Other Securities	0.0		91
Total Rights (Cost $–) ($ Thousands)			91

U.S. TREASURY OBLIGATION — 0.0%
Other Securities	0.0		200
Total U.S. Treasury Obligation (Cost $200) ($ Thousands)			200

AFFILIATED PARTNERSHIP — 0.6%
SEI Liquidity Fund, L.P. 0.910% **†(C)	0.6	24,078,787	24,078

Total Affiliated Partnership (Cost $24,079) ($ Thousands)			24,078

CASH EQUIVALENT — 5.1%
SEI Daily Income Trust, Government Fund, Cl F 0.620% **†	5.1	190,843,861	190,844

Total Cash Equivalent (Cost $190,844) ($ Thousands)			190,844

Total Investments — 101.0% (Cost $3,122,705) ($ Thousands)			$3,755,036

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	146	Jun-2017	$891

For the year ended May 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $3,715,731 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2017.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017, was $23,415 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2017, such securities amounted to $17,064 ($ Thousands), or 0.46% of Net Assets (See Note 12).
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $24,078 ($ Thousands).

Cl — Class

L.P. —Limited Partnership

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,539,823	$–	$–	$3,539,823
Rights	–	91	–	91
U.S. Treasury Obligation	–	200	–	200
Affiliated Partnership	–	24,078	–	24,078
Cash Equivalent	190,844	–	–	190,844

Total Investments in Securities	$3,730,667	$24,369	$–	$3,755,036

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$891	$—	$—	$891

Total Other Financial Instruments	$891	$—	$—	$891

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Institutional Investments Trust / Annual Report / May 31, 2017	53

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Index Fund

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.5%

Consumer Discretionary — 12.8%
Amazon.com*	1.7%	39,089	$38,879
Comcast, Cl A	0.9	485,850	20,255
Home Depot	0.8	125,415	19,252
McDonald’s	0.6	84,380	12,732
Priceline Group*	0.4	4,932	9,258
Starbucks	0.4	144,812	9,212
Walt Disney	0.8	163,572	17,656
Other Securities(A)	7.2		173,068

			300,312

Consumer Staples — 8.7%
Altria Group	0.6	197,540	14,902
Coca-Cola	0.8	392,940	17,867
PepsiCo	0.7	145,652	17,022
Philip Morris International	0.8	156,868	18,793
Procter & Gamble	1.0	257,654	22,697
Wal-Mart Stores	0.5	153,679	12,079
Other Securities(A)	4.3		102,003

			205,363

Energy — 5.6%
Chevron	0.8	189,402	19,599
ExxonMobil	1.4	419,138	33,741
Schlumberger	0.4	140,855	9,802
Other Securities(A)	3.0		69,010

			132,152

Financials — 13.8%
Bank of America	1.0	1,034,563	23,185
Berkshire Hathaway, Cl B*	1.3	190,100	31,420
Citigroup	0.7	279,804	16,939
JPMorgan Chase	1.3	366,034	30,070
SEI††	0.0	13,042	653
Wells Fargo	1.0	459,866	23,518
Other Securities‡(A)	8.5		198,524

			324,309

Health Care — 13.3%
AbbVie	0.5	163,861	10,818

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Amgen	0.5%	76,358	$11,854
Bristol-Myers Squibb	0.4	169,259	9,132
Celgene*	0.4	77,860	8,908
Johnson & Johnson	1.5	276,209	35,424
Medtronic	0.5	142,426	12,004
Merck	0.8	279,343	18,188
Pfizer	0.8	605,322	19,764
UnitedHealth Group	0.7	95,620	16,751
Other Securities(A)	7.2		169,329

			312,172

Industrials — 10.3%
3M	0.5	59,533	12,173
Boeing	0.5	60,391	11,331
General Electric	1.0	877,006	24,012
Honeywell International	0.4	77,090	10,252
Union Pacific	0.4	85,532	9,434
United Technologies	0.4	78,990	9,580
Other Securities(A)	7.1		165,839

			242,621

Information Technology —22.1%
Alphabet, Cl A*	1.2	29,529	29,148
Alphabet, Cl C*	1.2	29,799	28,752
Apple	3.6	552,125	84,343
Broadcom, Cl A	0.4	38,232	9,156
Cisco Systems	0.7	507,627	16,005
Facebook, Cl A*	1.5	225,600	34,169
Intel	0.7	476,658	17,212
International Business Machines	0.6	88,698	13,538
Mastercard, Cl A	0.5	97,500	11,981
Microsoft	2.3	763,600	53,330
Oracle	0.6	298,820	13,563
Visa, Cl A	0.8	192,900	18,370
Other Securities(A)	8.0		191,120

			520,687

Materials — 3.1%
Other Securities(A)	3.1		73,295

Real Estate — 3.6%
Other Securities‡(A)	3.6		84,141

Telecommunication Services — 2.1%
AT&T	1.0	620,051	23,891
Verizon Communications	0.8	411,176	19,177
Other Securities(A)	0.3		6,663

			49,731

Utilities — 3.1%
Other Securities(A)	3.1		73,691

Total Common Stock (Cost $1,219,177) ($ Thousands)			2,318,474

54	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.1%
Other Securities (C)	0.1%		$2,361

Total U.S. Treasury Obligation (Cost $2,362) ($ Thousands)			2,361

AFFILIATED PARTNERSHIP — 3.0%
SEI Liquidity Fund, L.P. 0.910% **†(B)	3.0	71,366,860	71,366

Total Affiliated Partnership (Cost $71,367) ($ Thousands)			71,366

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F 0.620% **†	1.1	24,890,737	24,891

Total Cash Equivalent (Cost $24,891) ($ Thousands)			24,891

Total Investments —102.7% (Cost $1,317,797) ($Thousands)			$2,417,092

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	274	Jun-2017	$670
S&P Mid Cap 400 Index E-MINI	19	Jun-2017	16

			$686

For the year ended May 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,354,169 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	The Fund may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017, was $69,770 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $71,366 ($ Thousands).
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,318,474	$–	$–	$2,318,474
U.S. Treasury Obligation	–	2,361	–	2,361
Affiliated Partnership	–	71,366	–	71,366
Cash Equivalent	24,891	–	–	24,891

Total Investments in Securities	$2,343,365	$73,727	$–	$2,417,092

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$686	$—	$—	$686

Total Other Financial Instruments	$686	$—	$—	$686

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Institutional Investments Trust / Annual Report / May 31, 2017	55

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

S&P 500 Index Fund

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.5%

Consumer Discretionary — 12.2%
Amazon.com*	1.9%	76,460	$76,049
Comcast, Cl A	0.9	913,148	38,069
Home Depot	0.9	235,087	36,088
McDonald’s	0.6	157,987	23,839
Priceline Group*	0.4	9,484	17,802
Starbucks	0.4	280,982	17,873
Walt Disney	0.7	280,683	30,297
Other Securities(A)	6.4		258,992

			499,009

Consumer Staples — 9.2%
Altria Group	0.7	374,083	28,221
Coca-Cola	0.8	745,557	33,901
PepsiCo	0.8	275,378	32,183
Philip Morris International	0.9	299,378	35,866
Procter & Gamble	1.1	493,267	43,452
Wal-Mart Stores	0.6	290,483	22,832
Other Securities(A)	4.3		179,770

			376,225

Energy — 5.8%
Chevron	0.9	365,278	37,799
ExxonMobil	1.6	800,300	64,424
Schlumberger	0.5	268,866	18,710
Other Securities(A)	2.8		118,891

			239,824

Financials — 13.4%
Bank of America	1.1	1,934,583	43,354
Berkshire Hathaway, Cl B*	1.5	366,528	60,580
Citigroup	0.8	534,557	32,362
JPMorgan Chase	1.4	689,357	56,631
Wells Fargo	1.1	868,948	44,438
Other Securities	7.5		310,884

			548,249

Health Care — 13.5%
AbbVie	0.5	307,378	20,293
Amgen	0.5	141,991	22,043

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bristol-Myers Squibb	0.4%	322,483	$17,398
Celgene*	0.4	149,987	17,160
Johnson & Johnson	1.6	523,670	67,161
Medtronic	0.5	264,061	22,255
Merck	0.8	529,770	34,493
Pfizer	0.9	1,148,435	37,496
UnitedHealth Group	0.8	185,587	32,511
Other Securities(A)	7.1		284,519

			555,329

Industrials — 9.9%
3M	0.6	114,991	23,512
Boeing	0.5	109,891	20,619
General Electric	1.1	1,683,688	46,099
Honeywell International	0.5	146,787	19,521
Union Pacific	0.4	156,887	17,305
United Technologies	0.4	144,491	17,524
Other Securities(A)	6.4		261,460

			406,040

Information Technology — 22.6%
Alphabet, Cl A*	1.4	57,341	56,601
Alphabet, Cl C*	1.3	57,063	55,058
Apple	3.8	1,012,846	154,722
Broadcom, Cl A	0.5	77,359	18,526
Cisco Systems	0.7	966,143	30,463
Facebook, Cl A*	1.7	454,578	68,850
Intel	0.8	912,152	32,938
International Business Machines	0.6	165,551	25,268
Mastercard, Cl A	0.5	181,747	22,333
Microsoft	2.5	1,491,604	104,174
Oracle	0.6	578,165	26,243
Visa, Cl A(A)	0.8	358,470	34,137
Other Securities(A)	7.4		296,629

			925,942

Materials — 2.7%
Other Securities(A)	2.7		112,437

Real Estate — 2.8%
Other Securities‡(A)	2.8		115,725

Telecommunication Services — 2.2%
AT&T	1.1	1,185,143	45,663
Verizon Communications	0.9	786,552	36,685
Other Securities(A)	0.2		6,042

			88,390

Utilities — 3.2%
Other Securities	3.2		130,530

Total Common Stock
(Cost $3,291,742) ($ Thousands)			3,997,700

56	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 0.1%
Other Securities (C)	0.1%		$4,431

Total U.S. Treasury Obligations (Cost $4,431) ($ Thousands)			4,431

AFFILIATED PARTNERSHIP — 2.7%
SEI Liquidity Fund, L.P. 0.910% **†(B)	2.7	108,742,159	108,741

Total Affiliated Partnership (Cost $108,742) ($ Thousands)			108,741

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F 0.620% **†	2.1	87,243,183	87,243

Total Cash Equivalent (Cost $87,243) ($ Thousands)			87,243

Total Investments — 102.4% (Cost $3,492,158)($ Thousands)			$4,198,115

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	861	Jun-2017	$2,087

For the year ended May 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $4,100,863 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2017.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017, was $106,484 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $108,741 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P.—Limited Partnership

S&P—Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,997,700	$–	$–	$3,997,700
U.S. Treasury Obligations	–	4,431	–	4,431
Affiliated Partnership	–	108,741	–	108,741
Cash Equivalent	87,243	–	–	87,243

Total Investments in Securities	$4,084,943	$113,172	$–	$4,198,115

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$2,087	$—	$—	$2,087

Total Other Financial Instruments	$2,087	$—	$—	$2,087

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Institutional Investments Trust / Annual Report / May 31, 2017	57

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Extended Market Index Fund

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.7%

Consumer Discretionary — 14.1%
Aramark	0.2%	51,900	$1,934
Domino’s Pizza	0.3	10,758	2,278
Hilton Worldwide Holdings	0.3	36,666	2,437
Las Vegas Sands	0.5	77,304	4,571
Lear	0.3	14,871	2,216
Liberty Broadband, Cl C*	0.2	21,668	1,932
Liberty Interactive, Cl A*	0.2	89,644	2,103
MGM Resorts International	0.4	101,874	3,231
Sirius XM Holdings(A)	0.2	368,879	1,937
Tesla*(A)	1.0	26,358	8,988
Yum China Holdings*	0.3	73,000	2,804
Other Securities(A)	10.2		95,082

			129,513

Consumer Staples — 3.1%
Bunge	0.3	29,143	2,331
Other Securities(A)	2.8		26,302

			28,633

Energy — 3.5%
Cheniere Energy*	0.2	43,165	2,103
Other Securities(A)	3.3		30,298

			32,401

Financials — 16.7%
Annaly Capital Management‡	0.3	213,115	2,553
Arch Capital Group*	0.3	24,536	2,386
CIT Group	0.2	42,637	1,921
Everest Re Group	0.3	8,744	2,227
First Republic Bank	0.3	32,743	3,016
FNF Group	0.3	56,158	2,393
Markel*	0.3	2,913	2,847
SEI††	0.2	26,819	1,343
SVB Financial Group*	0.2	11,082	1,889
TD Ameritrade Holding	0.2	52,173	1,949
Thomson Reuters	0.3	62,985	2,750

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities‡(A)	13.8%		$127,644

			152,918

Health Care — 10.4%
Align Technology*	0.3	15,613	2,267
Alkermes*	0.2	32,653	1,886
BioMarin Pharmaceutical*	0.4	36,346	3,185
Quintiles IMS Holdings*	0.3	29,497	2,550
ResMed(A)	0.2	29,799	2,119
Teleflex	0.2	9,402	1,881
Other Securities(A)	8.8		81,696

			95,584

Industrials — 12.9%
Huntington Ingalls Industries	0.2	9,759	1,911
Other Securities(A)	12.7		116,786

			118,697

Information Technology — 17.6%
Amdocs	0.2	32,068	2,077
Ansys*	0.3	18,417	2,327
Broadridge Financial Solutions	0.2	25,597	1,943
Cadence Design Systems*	0.2	59,347	2,085
CDW	0.2	34,100	2,052
Dell Technologies, Cl V*	0.4	46,600	3,234
FleetCor Technologies*	0.3	19,173	2,766
Maxim Integrated Products	0.3	60,904	2,911
Palo Alto Networks*	0.2	18,633	2,210
ServiceNow*	0.4	33,869	3,544
Trimble*	0.2	54,020	1,947
Twitter*(A)	0.3	133,100	2,438
Vantiv, Cl A*	0.2	33,108	2,077
Workday, Cl A*(A)	0.3	24,489	2,448
Other Securities(A)	13.9		127,377

			161,436

Materials — 5.7%
Celanese, Cl A	0.3	29,492	2,553
Packaging Corp of America	0.2	20,049	2,048
Valspar	0.2	17,026	1,924
Other Securities(A)	5.0		45,525

			52,050

Real Estate — 9.3%
Duke Realty‡	0.2	74,095	2,124
SBA Communications, Cl A*‡	0.4	26,519	3,664
Other Securities‡(A)	8.7		78,992

			84,780

Telecommunication Services — 1.2%
T-Mobile US*	0.5	60,705	4,093
Other Securities(A)	0.7		6,559

			10,652

58	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 3.2%
Other Securities(A)	3.2%		$29,618

Total Common Stock (Cost $766,938) ($ Thousands)			896,282

RIGHTS — 0.0%
Other Securities	0.0		31

Total Rights (Cost $31) ($ Thousands)			31

U.S. TREASURY OBLIGATIONS — 0.1%
Other Securities (C)	0.1%		1,294

Total U.S. Treasury Obligations (Cost $1,294) ($ Thousands)			1,294

AFFILIATED PARTNERSHIP — 14.5%
SEI Liquidity Fund, L.P. 0.910% **†(B)	14.5	133,352,594	133,350

Total Affiliated Partnership (Cost $133,353) ($ Thousands)			133,350

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F 0.620% **†	2.1	18,990,687	18,991

Total Cash Equivalent (Cost $18,991) ($ Thousands)			18,991

Total Investments — 114.4% (Cost $920,607)($ Thousands)			$1,049,948

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Russell 2000 Index E-MINI	145	Jun-2017	$59
S&P Mid Cap 400 Index E-MINI	74	Jun-2017	77

			$136

For the year ended May 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $917,907 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	The Fund may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017, was $129,053 ($ Thousands). (B) This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $133,350 ($ Thousands).
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl	— Class
L.P.	— Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$896,282	$—	$—	$896,282
Rights	31	—	—	31
U.S. Treasury Obligations	—	1,294	—	1,294
Affiliated Partnership	—	133,350	—	133,350
Cash Equivalent	18,991	—	—	18,991

Total Investments in Securities	$915,304	$134,644	$—	$1,049,948

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$136	$—	$—	$136

Total Other Financial Instruments	$136	$—	$—	$136

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Institutional Investments Trust / Annual Report / May 31, 2017	59

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Small Cap Fund

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.0%

Consumer Discretionary — 10.2%
AMC Entertainment Holdings, Cl A	0.4%	84,459	$1,900
Bright Horizons Family
Solutions*	0.4	26,520	2,035
Children’s Place(A)	0.4	19,938	2,157
Dave & Buster’s Entertainment*	0.5	36,749	2,451
Jack in the Box	0.4	19,600	2,089
Red Robin Gourmet Burgers*	0.4	25,306	1,824
William Lyon Homes, Cl A*	0.4	85,471	1,936
Other Securities(A)	7.3		38,169

			52,561

Consumer Staples — 3.4%
Hostess Brands, Cl A*	0.6	189,735	2,986
Sanderson Farms(A)	0.4	15,582	1,850
Snyder’s-Lance	0.4	60,869	2,237
Other Securities(A)	2.0		10,382

			17,455

Energy — 2.2%
Other Securities(A)	2.2		11,065

Financials — 17.8%
CNO Financial Group	0.4	89,538	1,835
Everest Re Group	0.4	7,202	1,834
Popular	0.4	50,097	1,864
Wintrust Financial	0.6	41,238	2,836
Other Securities‡(A)	16.0		83,050

			91,419

Health Care — 12.5%
Acadia Healthcare*	0.5	57,448	2,375
AMAG Pharmaceuticals*(A)	0.4	105,410	1,824
AMN Healthcare Services*	0.7	100,884	3,657
Ligand Pharmaceuticals*	0.4	17,319	1,875
PRA Health Sciences*	0.5	32,462	2,345

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Prestige Brands Holdings*	0.5%	48,929	$2,465
Supernus Pharmaceuticals*	0.7	92,304	3,471
Other Securities(A)	8.8		46,246

			64,258

Industrials — 15.8%
Air Transport Services Group*	0.5	101,765	2,427
Apogee Enterprises	0.5	51,744	2,757
BWX Technologies	0.5	56,138	2,728
Deluxe	0.7	54,106	3,688
John Bean Technologies	0.5	28,798	2,485
Masonite International*	0.5	34,994	2,577
On Assignment*	0.5	48,201	2,526
WageWorks*	0.4	29,492	2,087
XPO Logistics*(A)	0.5	44,191	2,324
Other Securities(A)	11.2		57,497

			81,096

Information Technology — 21.0%
Acxiom*	0.7	142,652	3,737
Blackhawk Network Holdings, Cl A*	0.5	55,843	2,421
Booz Allen Hamilton Holding, Cl A	0.6	72,148	2,846
CalAmp*	0.5	127,648	2,413
Callidus Software*	0.7	149,300	3,568
Cavium*	0.6	44,777	3,267
Cognex	0.4	23,440	2,145
Coherent*	0.5	9,582	2,378
Cornerstone OnDemand*	0.4	54,840	2,049
Finisar*	0.4	77,724	1,917
FireEye*	0.7	247,240	3,706
Five9*	0.6	125,073	2,810
Littelfuse	0.5	15,759	2,552
LogMeIn	0.4	17,143	1,903
MAXIMUS	0.5	39,801	2,471
Mercury Systems*	0.5	64,308	2,558
Monolithic Power Systems	0.4	19,654	1,930
Proofpoint*(A)	0.5	28,813	2,478
TrueCar*(A)	0.6	164,063	2,884
Other Securities(A)	11.0		57,662

			107,695

Materials — 4.2%
Sensient Technologies	0.4	25,632	2,058
Other Securities(A)	3.8		19,556

			21,614

Real Estate — 5.5%
Other Securities‡(A)	5.5		28,449

Telecommunication Services — 0.4%
Other Securities(A)	0.4		1,974

60	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 3.0%
Other Securities(A)	3.0%		$15,223

Total Common Stock (Cost $428,423) ($ Thousands)			492,809

EXCHANGE TRADED FUND — 0.0%
Other Securities(A)	0.0		80

Total Exchange Traded Fund (Cost $82) ($ Thousands)			80

CONVERTIBLE BOND — 0.0%

Consumer Discretionary — 0.0%
Other Securities(B)	0.0		4

Total Convertible Bond (Cost $445) ($ Thousands)			4

RIGHTS — 0.0%
Other Securities	0.0		2

Total Rights (Cost $–) ($ Thousands)			2

AFFILIATED PARTNERSHIP — 9.3%
SEI Liquidity Fund, L.P. 0.910% **†(C)	9.3	47,636,525	47,636

Total Affiliated Partnership (Cost $47,636) ($ Thousands)			47,636

CASH EQUIVALENT — 4.9%
SEI Daily Income Trust, Government Fund, Cl F 0.620% **†	4.9	25,241,592	25,242

Total Cash Equivalent (Cost $25,242) ($ Thousands)			25,242

Total Investments — 110.2% (Cost $501,828)($ Thousands)			$565,773

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Russell 2000 Index E-MINI	7	Jun-2017	$4

For the year ended May 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $513,528 ($ Thousands).
*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2017.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017, was $46,503 ($ Thousands).

(B)	Security is in default on interest payment.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $47,636 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$492,809	$—	$—	$492,809
Exchange Traded Fund	80	—	—	80
Convertible Bond	—	—	4	4
Rights	2		—	2
Affiliated Partnership	—	47,636	—	47,636
Cash Equivalent	25,242	—	—	25,242

Total Investments in Securities	$518,133	$47,636	$4	$565,773

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$4	$—	$—	$4

Total Other Financial Instruments	$4	$—	$—	$4

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets.

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Institutional Investments Trust / Annual Report / May 31, 2017	61

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Small Cap II Fund

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.6%

Consumer Discretionary — 10.3%
2U*(A)	0.4%	39,290	$1,680
Big Lots(A)	0.4	36,723	1,793
Jack in the Box	0.4	14,987	1,597
Monro Muffler(A)	0.3	31,495	1,562
Sally Beauty Holdings*	0.3	83,718	1,509
Skechers U.S.A., Cl A*	0.4	62,930	1,606
Wolverine World Wide	0.4	76,313	1,984
Other Securities(A)	7.7		35,995

			47,726

Consumer Staples — 3.4%
Hostess Brands, Cl A*(A)	0.6	170,395	2,682
Snyder’s-Lance(A)	0.6	75,767	2,784
Other Securities(A)	2.2		10,495

			15,961

Energy — 2.9%
PBF Energy, Cl A(A)	0.4	89,084	1,721
Other Securities(A)	2.5		11,526

			13,247

Financials — 15.6%
American Equity Investment Life Holding	0.6	103,650	2,597
FNB (Pennsylvania)	0.5	176,160	2,325
Great Western Bancorp	0.4	50,520	1,913
Green Dot, Cl A*	0.3	41,887	1,539
IBERIABANK	0.5	28,213	2,178
OFG Bancorp(A)	0.3	165,111	1,544
Umpqua Holdings	0.3	88,061	1,492
Wintrust Financial	0.5	36,399	2,503
Other Securities‡(A)	12.2		56,322

			72,413

Health Care — 12.5%
Acadia Healthcare*(A)	0.6	65,245	2,697
AMN Healthcare Services*(A)	0.5	61,807	2,241
Lannett*(A)	0.4	96,098	1,932
Ligand Pharmaceuticals*(A)	0.5	20,682	2,239

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Prestige Brands Holdings*	0.7%	62,949	$3,171
Supernus Pharmaceuticals*	0.3	42,658	1,604
Other Securities(A)	9.5		43,879

			57,763

Industrials — 16.5%
Apogee Enterprises(A)	0.5	39,810	2,121
BWX Technologies	0.5	43,364	2,107
Clean Harbors*	0.4	33,477	1,955
Deluxe	0.4	25,024	1,706
Heritage-Crystal Clean*	0.4	113,662	1,733
MasTec*	0.5	48,931	2,075
On Assignment*	0.5	47,218	2,474
TriNet Group*	0.4	54,071	1,672
Triumph Group(A)	0.3	46,028	1,501
WageWorks*	0.4	22,778	1,612
Other Securities(A)	12.2		57,545

			76,501

Information Technology — 20.8%
Acxiom*	0.5	82,318	2,157
Blackhawk Network Holdings, Cl A*	0.8	83,205	3,607
CalAmp*(A)	0.4	98,210	1,856
Callidus Software*	0.8	159,403	3,810
Cavium*	0.5	34,569	2,522
Cornerstone OnDemand*	0.3	42,312	1,581
Finisar*	0.4	70,494	1,738
FireEye*(A)	0.5	152,997	2,293
Five9*	0.5	97,136	2,183
Integrated Device Technology*	0.3	62,578	1,601
Proofpoint*(A)	0.4	22,267	1,915
TrueCar*(A)	0.5	126,852	2,230
VeriFone Systems*	0.4	90,000	1,646
Other Securities(A)	14.5		67,129

			96,268

Materials — 3.8%
Silgan Holdings	0.3	46,870	1,491
Other Securities(A)	3.5		15,904

			17,395

Real Estate — 3.5%
Other Securities‡	3.5		15,966

Telecommunication Services — 0.4%
Other Securities	0.4		1,632

Utilities — 2.9%
ALLETE	0.3	21,384	1,569
IDACORP	0.4	21,188	1,850
Other Securities	2.2		10,032

			13,451

Total Common Stock (Cost $379,313) ($ Thousands)			428,323

62	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

WARRANT — 0.0%
Other Securities	0.0%		$62

Total Warrant (Cost $35) ($ Thousands)			62

RIGHTS — 0.0%
Other Securities	0.0		5

Total Rights (Cost $–) ($ Thousands)			5

AFFILIATED PARTNERSHIP — 16.1%
SEI Liquidity Fund, L.P. 0.910% **†(B)	16.1	74,690,282	74,689

Total Affiliated Partnership (Cost $74,691) ($ Thousands)			74,689

CASH EQUIVALENT — 6.8%
SEI Daily Income Trust, Government Fund, Cl F 0.620% **†	6.8	31,320,246	31,320

Total Cash Equivalent (Cost $31,320) ($ Thousands)			31,320

Total Investments — 115.5% (Cost $485,359)($ Thousands)			$534,399

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Russell 2000 Index E-MINI	147	Jun-2017	$22

For the year ended May 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $462,730 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2017.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017, was $72,527 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $74,689 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$428,323	$—	$—	$428,323
Warrant	—	62	—	62
Rights	5	—	—	5
Affiliated Partnership	—	74,689	—	74,689
Cash Equivalent	31,320	—	—	31,320

Total Investments in Securities	$459,648	$74,751	$—	$534,399

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$22	$—	$—	$22

Total Other Financial Instruments	$22	$—	$—	$22

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Institutional Investments Trust / Annual Report / May 31, 2017	63

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Small/Mid Cap Equity Fund

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.3%

Consumer Discretionary — 11.4%
Bright Horizons Family Solutions*	0.4%	84,280	$6,466
Carter’s	0.3	68,182	5,602
Dave & Buster’s Entertainment*	0.3	88,440	5,899
Grand Canyon Education*	0.4	77,897	6,107
Sally Beauty Holdings*(A)	0.4	334,331	6,025
ServiceMaster Global Holdings*	0.4	201,506	7,617
Other Securities(A)	9.2		160,234

			197,950

Consumer Staples — 3.2%
Hostess Brands, Cl A*	0.3	346,575	5,455
Spectrum Brands Holdings(A)	0.3	40,420	5,434
Other Securities(A)	2.6		43,931

			54,820

Energy — 2.8%
Other Securities(A)	2.8		49,238

Financials — 17.3%
American Financial Group	0.4	67,404	6,730
Assured Guaranty	0.3	142,094	5,550
Everest Re Group	0.5	32,330	8,233
LPL Financial Holdings	0.5	202,742	7,893
Synovus Financial	0.4	159,254	6,510
Zions Bancorporation	0.3	140,162	5,616
Other Securities‡(A)	14.9		258,090

			298,622

Health Care — 11.4%
AMN Healthcare Services*(A)	0.4	193,619	7,019
Medidata Solutions*	0.4	93,071	6,625
PRA Health Sciences*	0.4	109,075	7,881
Prestige Brands Holdings*	0.3	110,707	5,577
STERIS	0.4	81,635	6,332
Supernus Pharmaceuticals*	0.4	182,608	6,866

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities(A)	9.1%		$157,516

			197,816

Industrials — 18.6%
Air Transport Services Group*	0.4	310,001	7,394
BWX Technologies	0.4	130,012	6,319
Clean Harbors*	0.5	138,675	8,100
Deluxe	0.5	129,341	8,816
JetBlue Airways*	0.4	280,230	6,283
John Bean Technologies	0.5	89,889	7,757
Manpowergroup	0.3	58,412	5,950
Masonite International*	0.3	77,820	5,731
Mercury Systems*	0.4	162,210	6,451
Owens Corning	0.4	106,397	6,639
Sensata Technologies
Holding*(A)	0.4	160,278	6,480
TriNet Group*	0.4	218,873	6,770
XPO Logistics*(A)	0.3	100,185	5,270
Other Securities(A)	13.4		234,410

			322,370

Information Technology — 17.7%
Blackhawk Network Holdings,
Cl A*	0.4	150,533	6,526
Booz Allen Hamilton Holding,
Cl A	0.4	156,141	6,158
Cadence Design Systems*	0.4	197,830	6,952
Callidus Software*	0.5	336,015	8,031
CDW	0.4	100,859	6,070
Cognex	0.4	71,245	6,520
Coherent*	0.5	35,939	8,918
Euronet Worldwide*	0.4	74,561	6,504
FireEye*(A)	0.4	458,182	6,868
Littelfuse	0.4	40,500	6,559
LogMeIn	0.3	52,615	5,840
MAXIMUS	0.4	105,208	6,531
RingCentral, Cl A*	0.4	187,605	6,397
SS&C Technologies Holdings	0.4	185,927	6,987
Trimble*	0.3	161,654	5,826
Tyler Technologies*	0.3	31,794	5,433
Other Securities(A)	11.4		199,420

			305,540

Materials — 4.2%
Other Securities(A)	4.2		72,483

Real Estate — 5.9%
Other Securities‡(A)	5.9		102,377

Telecommunication Services — 0.3%
Other Securities(A)	0.3		4,956

Utilities — 3.5%
Pinnacle West Capital	0.3	61,607	5,443

64	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities(A)	3.2%		$55,707

			61,150

Total Common Stock (Cost $1,393,162) ($ Thousands)			1,667,322

EXCHANGE TRADED FUND — 0.0%
Other Securities(A)	0.0		472

Total Exchange Traded Fund (Cost $483) ($ Thousands)			472

RIGHTS — 0.0%
Other Securities	0.0		—

Total Rights (Cost $–) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 13.7%
SEI Liquidity Fund, L.P. 0.910% **†(B)	13.7	236,583,308	236,581

Total Affiliated Partnership (Cost $236,583) ($ Thousands)			236,581

CASH EQUIVALENT — 3.5%
SEI Daily Income Trust, Government Fund, Cl F 0.620% **†	3.5	60,132,425	60,132

Total Cash Equivalent (Cost $60,132) ($ Thousands)			60,132

Total Investments — 113.5% (Cost $1,690,360)($ Thousands)			$1,964,507

Percentages are based on a Net Assets of $1,730,233 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2017.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017, was $230,042 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $236,581 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,667,322	$—	$—	$1,667,322
Exchange Traded Fund	472	—	—	472
Rights	—	—	—	—
Affiliated Partnership	—	236,581	—	236,581
Cash Equivalent	60,132	—	—	60,132

Total Investments in Securities	$1,727,926	$236,581	$—	$1,964,507

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Institutional Investments Trust / Annual Report / May 31, 2017	65

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

U.S. Managed Volatility Fund

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.6%

Consumer Discretionary — 8.8%
Target	0.7%	182,700	$10,076
Walt Disney	0.8	109,323	11,800
Other Securities	7.3		108,929

			130,805

Consumer Staples — 15.4%
Altria Group	1.4	280,369	21,151
Bunge	0.9	162,402	12,987
CVS Health	0.7	131,500	10,103
Dr. Pepper Snapple Group	1.1	171,771	15,942
Kroger	0.7	368,300	10,968
PepsiCo	0.8	97,059	11,343
Philip Morris International	0.7	88,586	10,613
Tyson Foods, Cl A	0.7	172,700	9,903
Wal-Mart Stores	2.1	388,560	30,541
Other Securities	6.3		95,167

			228,718

Energy — 1.3%
ExxonMobil	0.7	131,600	10,594
Other Securities	0.6		9,161

			19,755

Financials — 16.0%
Allstate	0.9	151,585	13,088
American Financial Group	0.6	85,902	8,577
Axis Capital Holdings	0.9	196,594	12,893
Berkshire Hathaway, Cl B*	1.1	95,700	15,817
Everest Re Group	1.7	98,844	25,171
MFA Financial ‡	0.6	1,093,474	9,098
RenaissanceRe Holdings	0.7	68,836	9,834
Travelers	1.3	154,091	19,238
Validus Holdings	0.7	196,022	10,468
Other Securities‡	7.5		112,659

			236,843

Health Care — 14.6%
Baxter International	0.8	184,367	10,935
Johnson & Johnson	2.6	303,223	38,888
Merck	1.9	440,000	28,648
Pfizer	1.8	825,287	26,946

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Quest Diagnostics	0.8%	107,378	$11,679
Other Securities	6.7		99,711

			216,807

Industrials — 8.4%
Boeing	0.6	50,600	9,494
Deere	0.7	87,400	10,703
Lockheed Martin	0.6	31,124	8,750
Northrop Grumman	0.6	36,086	9,354
Republic Services, Cl A	0.9	212,155	13,495
United Technologies	0.8	92,000	11,158
Waste Management	1.2	245,794	17,921
Other Securities	3.0		43,594

			124,469

Information Technology — 12.6%
Amdocs	1.4	315,081	20,411
Apple	0.9	84,600	12,923
Cisco Systems	1.0	466,400	14,706
Intel	0.7	300,870	10,864
International Business Machines	0.8	81,000	12,363
Motorola Solutions	0.6	104,849	8,762
Oracle	0.6	195,036	8,853
Other Securities	6.6		96,919

			185,801

Materials — 1.8%
Other Securities	1.8		26,909

Real Estate — 2.7%
Other Securities‡	2.7		39,672

Telecommunication Services — 5.1%
AT&T	1.7	666,915	25,696
Verizon Communications	1.9	584,261	27,250
Other Securities	1.5		21,866

			74,812

Utilities — 10.9%
Ameren	0.6	156,900	8,904
American Electric Power	1.2	246,780	17,714
Consolidated Edison	0.6	113,700	9,413
Edison International	0.9	163,792	13,361
Entergy	1.0	191,073	15,106
Exelon	1.4	581,162	21,102
Pinnacle West Capital	0.7	112,198	9,913
Public Service Enterprise Group	1.1	362,211	16,267
Other Securities	3.4		49,389

			161,169

Total Common Stock (Cost $1,173,906) ($ Thousands)			1,445,760

66	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 2.2%
SEI Daily Income Trust, Government Fund, Cl F 0.620% **†	2.2%	32,607,175	$32,607

Total Cash Equivalent (Cost $32,607) ($ Thousands)			32,607

Total Investments — 99.8% (Cost $1,206,513)($ Thousands)			$1,478,367

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	177	Jun-2017	$208

Percentages are based on a Net Assets of $1,481,081 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2017.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

As of May 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	67

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Global Managed Volatility Fund

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.6%

Australia — 2.4%
Other Securities ‡	2.4%		$39,458

Austria — 0.8%
Other Securities	0.8		13,409

Belgium — 0.5%
Other Securities	0.5		8,300

Canada — 5.8%
Bank of Montreal	0.5	115,593	7,760
Canadian Tire, Cl A	0.5	70,550	8,031
Metro, Cl A	0.5	246,965	8,272
Other Securities ‡	4.3		71,458

			95,521

Denmark — 1.2%
Other Securities	1.2		19,796

Finland — 0.1%
Other Securities	0.1		2,347

France — 2.5%
Atos	0.7	76,940	11,049
Sanofi-Aventis	0.7	115,800	11,481
TOTAL	0.5	149,100	7,925
Other Securities	0.6		9,657

			40,112

Germany — 1.4%
Other Securities (A)	1.4		22,266

Hong Kong — 3.4%
CLP Holdings	1.0	1,453,691	15,894

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Hong Kong (continued)
Other Securities ‡(A)	2.4%		$39,126

			55,020

Ireland — 0.0%
Other Securities ‡	0.0		391

Israel — 1.9%
Bank Hapoalim	0.6	1,389,425	9,257
Bank Leumi Le-Israel *	0.5	1,543,773	7,551
Other Securities	0.8		13,952

			30,760

Italy — 0.2%
Other Securities	0.2		3,885

Japan — 8.6%
Mitsubishi Tanabe Pharma	0.5	375,900	8,372
Nippon Telegraph & Telephone	0.9	309,100	14,837
NTT DoCoMo	0.5	328,942	8,082
Other Securities ‡	6.7		109,454

			140,745

Luxembourg — 0.1%
Other Securities	0.1		908

Netherlands — 0.3%
Other Securities (A)	0.3		5,540

New Zealand — 1.3%
Other Securities ‡	1.3		20,520

Norway — 0.7%
Other Securities	0.7		10,749

Portugal — 0.2%
Other Securities	0.2		3,909

Singapore — 2.2%
Other Securities ‡	2.2		35,974

Spain — 0.7%
Other Securities	0.7		10,770

Sweden — 1.1%
Other Securities	1.1		17,268

Switzerland — 4.6%
Nestle	0.7	142,014	12,131
Roche Holding	0.8	44,492	12,223

68	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Switzerland (continued)
Other Securities	3.1%		$51,192

			75,546

United Kingdom — 4.2%
GlaxoSmithKline	0.8	586,883	12,906
SSE	0.5	412,443	8,013
Other Securities ‡(A)	2.9		47,646

			68,565

United States — 52.4%
AGNC Investment ‡	0.5	406,398	8,449
Altria Group	0.8	173,875	13,117
Amdocs	0.8	185,093	11,990
American Electric Power	0.8	171,600	12,317
Annaly Capital Management ‡	0.7	959,651	11,497
Apple	1.0	104,400	15,948
AT&T	0.6	235,600	9,078
Berkshire Hathaway, Cl B *	1.2	117,942	19,493
Boeing	0.5	46,800	8,781
Cisco Systems	0.8	415,525	13,101
Clorox	0.7	78,985	10,721
Comcast, Cl A	0.7	285,420	11,899
Consolidated Edison	0.5	103,900	8,602
CVS Health	0.6	135,500	10,410
Darden Restaurants	0.5	96,346	8,568
Edison International	0.5	95,600	7,798
Everest Re Group	0.5	34,100	8,684
FirstEnergy	0.6	342,500	10,015
Johnson & Johnson	1.8	231,583	29,700
McDonald’s	0.8	79,494	11,995
Merck	1.3	335,257	21,829
Pfizer	1.1	555,317	18,131
Procter & Gamble	0.5	95,517	8,414
Public Service Enterprise Group	0.6	230,400	10,347
Quest Diagnostics	0.7	107,480	11,691
Republic Services, Cl A	0.8	204,756	13,024
Sysco	0.7	205,582	11,217
Target	0.6	179,500	9,899
Travelers	0.8	110,500	13,796
United Technologies	0.7	88,719	10,760
Verizon Communications	0.8	267,200	12,462
Wal-Mart Stores	1.4	288,027	22,639
Walt Disney	0.7	105,987	11,440
Waste Management	0.9	200,948	14,651
Other Securities ‡	25.9		423,842

			856,305

Total Common Stock (Cost $1,407,615) ($ Thousands)			1,578,064

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
PREFERRED STOCK — 0.1%

Germany — 0.1%
Other Securities	0.1%		$1,388

Sweden — 0.0%
Other Securities	0.0		404

Total Preferred Stock (Cost $1,644) ($ Thousands)			1,792

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F 0.620% **†	1.8	28,865,801	28,866

Total Cash Equivalent (Cost $28,866) ($ Thousands)			28,866

Total Investments — 98.5% (Cost $1,438,125)($ Thousands)			$1,608,722

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	94	Jun-2017	$(8)
FTSE 100 Index	23	Jun-2017	–
Hang Seng Index	2	Jun-2017	–
S&P 500 Index E-MINI	128	Jun-2017	19
SPI 200 Index	8	Jun-2017	(5)
Topix Index	15	Jun-2017	(7)

			$(1)

SEI Institutional Investments Trust / Annual Report / May 31, 2017	69

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Global Managed Volatility Fund (Concluded)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2017, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
06/29/17	USD	19	SEK	162	$—
06/29/17	USD	48	NOK	398	—
06/29/17	USD	70	DKK	467	—
06/29/17	USD	112	SGD	155	—
06/29/17	USD	144	NZD	203	—
06/29/17	USD	173	AUD	232	—
06/29/17	USD	176	HKD	1,369	—
06/29/17	USD	334	CAD	450	(1)
06/29/17	USD	339	CHF	329	2
06/29/17	USD	419	GBP	325	1
06/29/17	USD	524	EUR	468	3
06/29/17	USD	812	JPY	90,056	3
06/29/17	NZD	15,188	USD	10,669	(99)
06/29/17	SGD	354	USD	256	—
06/29/17	SGD	24,350	USD	17,542	(71)
06/29/17	AUD	29,273	USD	21,923	148
06/29/17	GBP	28,813	USD	37,426	201
06/29/17	GBP	376	USD	481	(4)
06/29/17	CHF	36,202	USD	37,311	(191)
06/29/17	SEK	57,209	USD	6,595	(13)
06/29/17	DKK	58,921	USD	8,900	(24)
06/29/17	EUR	60,299	USD	67,806	(103)
06/29/17	NOK	63,197	USD	7,571	61
06/29/17	NOK	49	USD	6	—
06/29/17	CAD	65,592	USD	48,655	58
06/29/17	CAD	1,284	USD	951	(2)
06/29/17	HKD	201,084	USD	25,836	11
06/29/17	HKD	3,569	USD	4,028	—
06/29/17	JPY	7,962,749	USD	71,737	(373)

					$ (393)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at May 31, 2017, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Brown Brothers Harriman	$(367,691)	$367,298	$(393)

Percentages are based on a Net Assets of $1,633,683 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2017.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $4,943 ($ Thousands), representing 0.4% of the net assets of the Fund.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,555,142	$22,922	$–	$1,578,064
Preferred Stock	1,792	–	–	1,792
Cash Equivalent	28,866	–	–	28,866

Total Investments in Securities	$1,585,800	$22,922	$–	$1,608,722

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$19	$—	$—	$19
Unrealized Depreciation	(20)	—	—	(20)
Forwards Contracts *
Unrealized Appreciation	—	488	—	488
Unrealized Depreciation	—	(881)	—	(881)

Total Other Financial Instruments	$(1)	$(393)	$—	$(394)

*	Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2017, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

70	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

World Equity Ex-US Fund

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.6%

Argentina — 0.8%
MercadoLibre	0.5%	143,594	$39,504
Other Securities	0.3		28,053

			67,557

Australia — 3.8%
Other Securities ‡(A)	3.8		312,048

Austria — 1.0%
Erste Group Bank	0.5	1,081,115	39,268
Other Securities	0.5		39,395

			78,663

Belgium — 0.1%
Other Securities	0.1		10,062

Brazil — 1.5%
Other Securities (A)	1.5		122,692

Canada — 4.5%
Other Securities (A)	4.5		369,037

Chile — 0.0%
Other Securities	0.0		3,251

China — 2.8%
Alibaba Group Holding ADR *(A)	0.7	441,070	54,013
China Life Insurance	0.4	9,966,000	32,741
Other Securities (A)	1.7		138,921

			225,675

Colombia — 0.4%
Other Securities (A)	0.4		32,056

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Czech Republic — 0.1%
Other Securities	0.1%		$11,940

Denmark — 1.6%
Vestas Wind Systems	0.4	366,812	32,629
Other Securities	1.2		95,987

			128,616

Finland — 1.1%
Other Securities (A)	1.1		89,244

France — 5.6%
Other Securities (A)(B)	5.6		453,367

Germany — 5.8%
Continental	0.4	157,111	34,981
Deutsche Boerse	0.9	663,433	68,993
SAP	0.7	512,815	55,037
Siemens	0.5	258,716	36,962
Other Securities (A)	3.3		279,010

			474,983

Greece — 0.1%
Other Securities	0.1		11,948

Hong Kong — 3.3%
AIA Group	0.6	6,929,000	49,128
Bank of China	0.5	76,194,000	38,134
Hong Kong Exchanges & Clearing	0.5	1,743,956	44,022
Other Securities	1.7		141,945

			273,229

Hungary — 0.2%
Other Securities	0.2		16,617

India — 2.2%
HDFC Bank ADR	0.5	460,784	40,457
ICICI Bank ADR	0.6	5,212,774	51,711
Other Securities	1.1		85,365

			177,533

Indonesia — 0.6%
Other Securities (A)	0.6		52,555

Ireland — 0.8%
Ryanair Holdings ADR *	0.4	327,093	34,914
Other Securities	0.4		27,818

			62,732

SEI Institutional Investments Trust / Annual Report / May 31, 2017	71

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

World Equity Ex-US Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Israel — 1.1%
Other Securities (A)	1.1%		$92,013

Italy — 1.9%
Other Securities	1.9		156,443

Japan — 12.8%
Denso	0.6	1,051,100	44,873
Hitachi	0.4	5,485,000	33,167
Mitsubishi UFJ Financial Group	0.4	5,767,315	36,032
Olympus	0.5	1,014,200	37,098
Recruit Holdings	0.5	833,303	44,233
Sony	0.5	1,155,400	42,148
Other Securities	9.9		807,454

			1,045,005

Malaysia — 0.5%
Other Securities	0.5		36,633

Mexico — 0.6%
Other Securities (A)	0.6		48,057

Netherlands — 3.5%
Heineken	0.8	682,763	67,310
Koninklijke Philips	0.5	1,161,875	41,104
Other Securities (B)	2.2		178,341

			286,755

Norway — 1.4%
DnB	0.4	1,989,964	33,810
Norsk Hydro	0.4	6,002,579	32,449
Other Securities (A)	0.6		48,890

			115,149

Panama — 0.2%
Other Securities (A)	0.2		15,470

Peru — 0.2%
Other Securities	0.2		18,629

Poland — 0.4%
Other Securities	0.4		35,277

Portugal — 0.5%
Other Securities	0.5		39,906

Russia — 1.0%
Other Securities	1.0		80,408

Singapore — 1.1%
DBS Group Holdings	0.6	2,996,800	44,343
United Overseas Bank	0.5	2,421,105	40,218

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Singapore (continued)
Other Securities	0.0%		$1,863

			86,424

South Africa — 1.2%
Naspers, Cl N	0.6	237,333	48,876
Other Securities (A)	0.6		48,270

			97,146

South Korea — 4.0%
NAVER	0.5	51,102	38,568
Samsung Electronics	1.6	67,099	133,946
Other Securities (A)	1.9		156,894

			329,408

Spain — 2.6%
Amadeus IT Group, Cl A	0.6	790,541	46,093
Other Securities (A)	2.0		167,995

			214,088

Sweden — 1.2%
Other Securities	1.2		94,354

Switzerland — 5.2%
Actelion *	0.4	122,249	35,125
Cie Financiere Richemont	0.7	654,561	54,662
Lonza Group	0.5	173,530	35,978
Nestle	0.5	446,045	38,102
Novartis ADR (A)	0.4	411,754	33,669
Roche Holding	0.4	120,190	33,018
Other Securities (A)	2.3		192,478

			423,032

Taiwan — 3.7%
Hon Hai Precision Industry	0.8	20,214,778	69,222
Taiwan Semiconductor Manufacturing	0.5	5,548,000	37,443
Taiwan Semiconductor Manufacturing ADR	0.7	1,579,490	55,851
Other Securities (A)	1.7		141,962

			304,478

Thailand — 0.5%
Other Securities	0.5		38,400

Turkey — 0.7%
Other Securities	0.7		55,844

United Arab Emirates — 0.3%
Other Securities	0.3		24,126

72	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

United Kingdom — 10.2%
BT Group, Cl A	0.5%	9,105,293	$36,386
Diageo	0.4	1,188,633	35,707
Imperial Brands	0.8	1,309,674	61,357
ITV	0.5	16,691,515	42,169
Reckitt Benckiser Group	0.4	328,789	33,693
Rio Tinto	0.6	1,310,927	52,505
Royal Dutch Shell, Cl A	0.5	1,538,820	41,789
Shire	0.5	628,934	36,305
Other Securities (A)(B)	6.0		491,064

			830,975

United States — 3.5%
Carnival, Cl A	0.4	570,687	36,564
ICON *(A)	0.9	777,292	73,143
Other Securities (A)	2.2		179,278
			288,985

Total Common Stock (Cost $6,622,357) ($ Thousands)			7,730,810

PREFERRED STOCK — 0.2%

Brazil — 0.2%
Other Securities	0.2		14,468

Total Preferred Stock (Cost $18,199) ($ Thousands)			14,468

RIGHTS — 0.0%

Switzerland — 0.0%
Other Securities	0.0		1,014

Total Rights (Cost $–) ($ Thousands)			1,014

AFFILIATED PARTNERSHIP — 5.7%
SEI Liquidity Fund, L.P. 0.910% **†(C)	5.7	466,307,597	466,306

Total Affiliated Partnership (Cost $466,308) ($ Thousands)			466,306

CASH EQUIVALENT — 2.6%
SEI Daily Income Trust, Government Fund, Cl F 0.620% **†	2.6	214,333,947	214,334

Total Cash Equivalent (Cost $214,334) ($ Thousands)			214,334

Total Investments — 103.1% (Cost $7,321,198)($ Thousands)			$8,426,932

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	1,936	Jun-2017	$2,509
FTSE 100 Index	441	Jun-2017	1,573
Hang Seng Index	60	Jun-2017	57
S&P TSX 60 Index	152	Jun-2017	(256)
SPI 200 Index	168	Jun-2017	(303)
Topix Index	373	Jun-2017	2,430

			$6,010

Percentages are based on a Net Assets of $8,174,354 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2017.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017, was $446,377 ($ Thousands).
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $69,179 ($ Thousands), representing 0.8% of the net assets of the Fund.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $466,306 ($ Thousands).

ADR	— American Depositary Receipt

Cl	— Class

DJ	— Dow Jones

EUR	— Euro

FTSE—	Financial Times and Stock Exchange

L.P.	— Limited Partnership

S&P—	Standard & Poor’s

SPI	— Share Price Index

TSX	— Toronto Stock Exchange

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	73

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

World Equity Ex-US Fund (Concluded)

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$7,730,810	$–	$–	$7,730,810
Preferred Stock	14,468	–	–	14,468
Rights	1,014	–	–	1,014
Affiliated Partnership	–	466,306	–	466,306
Cash Equivalent	214,334	–	–	214,334

Total Investments in Securities	$7,960,626	$466,306	$–	$8,426,932

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$6,569	$—	$—	$6,569
Unrealized Depreciation	(559)	—	—	(559)

Total Other Financial Instruments	$6,010	$—	$—	$6,010

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2017, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

74	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Screened World Equity Ex-US Fund

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.5%

Argentina — 1.0%
MercadoLibre	0.8%	2,887	$794

Other Securities	0.2		283

			1,077

Australia — 2.0%
Rio Tinto	0.3	7,236	338
Other Securities ‡	1.7		1,754

			2,092

Austria — 1.9%
Other Securities	1.9		2,037

Belgium — 0.1%
Other Securities	0.1		153

Brazil — 0.9%
Other Securities	0.9		980

Canada — 5.4%
Bank of Montreal	0.5	7,700	517
Royal Bank of Canada	0.6	8,700	601
Toronto-Dominion Bank	0.5	12,000	572
Other Securities	3.8		3,967

			5,657

China — 2.5%
Alibaba Group Holding ADR *	0.5	4,599	563
China Life Insurance	0.7	207,000	680
Other Securities	1.3		1,423

			2,666

Colombia — 0.4%
Other Securities	0.4		370

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Czech Republic — 0.2%
Other Securities	0.2%		$244

Denmark — 1.9%
Novo Nordisk, Cl B	0.8	21,093	897
Other Securities	1.1		1,103

			2,000

Finland — 1.2%
Other Securities	1.2		1,308

France — 6.5%
Safran	0.5	6,022	534
Other Securities (A)	6.0		6,355

			6,889

Germany — 4.0%
Continental	0.7	3,250	724
SAP	0.5	5,179	556
Other Securities	2.8		2,935

			4,215

Greece — 0.1%
Other Securities	0.1		153

Hong Kong — 3.2%
Other Securities	3.2		3,398

Hungary — 0.2%
Other Securities	0.2		229

India — 1.8%
HDFC Bank ADR	1.0	12,173	1,069
ICICI Bank ADR	0.6	58,826	583
Other Securities (A)	0.2		242

			1,894

Indonesia — 0.8%
Other Securities	0.8		822

Ireland — 1.2%
Ryanair Holdings ADR *	0.7	6,584	703
Other Securities	0.5		557

			1,260

Israel — 2.0%
NICE Systems	0.5	6,907	538
Other Securities	1.5		1,555

			2,093

SEI Institutional Investments Trust / Annual Report / May 31, 2017	75

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Screened World Equity Ex-US Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Italy — 1.6%
Prysmian	0.5%	18,503	$515
Other Securities	1.1		1,197

			1,712

Japan — 11.2%
Denso	0.9	21,600	922
Harima Chemicals Group *	0.1	6,300	44
Hitachi	0.8	144,000	871
Japan Exchange Group	0.5	33,200	537
Kansai Electric Power	0.5	38,800	544
Nippon Telegraph & Telephone	0.5	11,470	551
NTT DoCoMo	0.5	21,400	526
Secom	0.5	7,600	557
Other Securities	6.9		7,258

			11,810

Malaysia — 0.3%
Other Securities	0.3		288

Mexico — 0.5%
Other Securities	0.5		539

Netherlands — 2.3%
Heineken	0.5	5,391	532
Unilever	1.2	21,167	1,207
Other Securities	0.6		642

			2,381

New Zealand —0.0%
Other Securities	0.0		25

Norway — 1.4%
DnB	0.7	41,581	706
Norsk Hydro	0.7	129,959	703
Other Securities	0.0		64

			1,473

Panama — 0.3%
Other Securities	0.3		314

Peru — 0.4%
Other Securities	0.4		404

Philippines — 0.1%
Other Securities	0.1		88

Poland — 0.3%
Other Securities	0.3		311

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Qatar — 0.2%
Other Securities	0.2%		$225

Russia — 1.1%
Other Securities	1.1		1,115

Singapore — 1.7%
DBS Group Holdings	0.8	52,700	780
Other Securities	0.9		1,005

			1,785

South Africa — 1.6%
Naspers, Cl N	0.9	4,762	981
Other Securities	0.7		675

			1,656

South Korea — 4.3%
Samsung Electronics	2.6	1,356	2,707
Other Securities	1.7		1,847

			4,554

Spain — 2.1%
Amadeus IT Group, Cl A	0.9	16,497	962
Industria de Diseno Textil	0.5	12,473	510
Other Securities	0.7		708

			2,180

Sweden — 2.2%
Atlas Copco, Cl B	0.6	18,075	598
Other Securities	1.6		1,708

			2,306

Switzerland — 4.4%
Nestle	1.0	11,907	1,017
Novartis ADR	0.7	8,542	698
Roche Holding	0.6	2,511	690
Other Securities	2.1		2,243

			4,648

Taiwan — 4.1%
Hon Hai Precision Industry	1.1	344,411	1,179
Hon Hai Precision Industry GDR	0.4	65,971	478
Taiwan Semiconductor Manufacturing ADR	1.1	31,795	1,124
Taiwan Semiconductor Manufacturing	0.8	120,000	810
Other Securities	0.7		745

			4,336

Thailand — 1.0%
Other Securities	1.0		1,005

76	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Turkey — 1.7%
Akbank	0.6%	222,523	$600
Other Securities	1.1		1,155

			1,755

United Kingdom — 9.9%
AstraZeneca	0.5	7,647	517
Barclays	0.6	214,445	581
British American Tobacco	0.9	13,069	933
Diageo	0.7	25,532	767
HSBC Holdings	0.8	95,514	833
Rio Tinto	0.6	15,254	611
Rio Tinto ADR	0.4	9,654	389
Shire	0.7	13,061	754
Other Securities (A)	4.7		5,022

			10,407

United States — 3.5%
Carnival, Cl A	0.7	11,882	761
Core Laboratories	0.6	5,481	560
Everest Re Group	0.6	2,478	631
ICON *	1.4	15,867	1,493
Other Securities	0.2		217

			3,662

Total Common Stock (Cost $84,981) ($ Thousands)			98,516

PREFERRED STOCK — 0.5%

Brazil — 0.3%
Other Securities	0.3		288

Germany — 0.2%
Other Securities	0.2		283
Total Preferred Stock
(Cost $555) ($ Thousands)			571

RIGHTS — 0.0%

Switzerland — 0.0%
Other Securities	0.0		7

Total Rights (Cost $–) ($ Thousands)			7

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 3.0%
SEI Daily Income Trust,
Government Fund, Cl F 0.620% **†	3.0%	3,118,725	$3,119

Total Cash Equivalent
(Cost $3,119) ($ Thousands)			3,119

Total Investments — 97.0%
(Cost $88,655)($ Thousands)			$102,213

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	31	Jun-2017	$13
FTSE 100 Index	8	Jun-2017	1
Hang Seng Index	1	Jun-2017	1
S&P TSX 60 Index	1	Jun-2017	–
SPI 200 Index	4	Jun-2017	(1)
Topix Index	6	Jun-2017	(1)

			$13

Percentages are based on a Net Assets of $105,426 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2017.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $799 ($ Thousands), representing 0.7% of the net assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

DJ — Dow Jones

FTSE — Financial Times and Stock Exchange

GDR — Global Depositary Receipt

S&P — Standard & Poor’s

Ser — Series

SPI — Share Price Index

TSX — Toronto Stock Exchange

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	77

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Screened World Equity Ex-US Fund (Concluded)

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$98,516	$–	$–	$98,516
Preferred Stock	571	–	–	571
Rights	7	–	–	7
Cash Equivalent	3,119	–	–	3,119

Total Investments in Securities	$102,213	$–	$–	$102,213

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$15	$–	$–	$15
Unrealized Depreciation	(2)	–	–	(2)

Total Other Financial Instruments	$13	$–	$–	$13

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2017, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

78	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Equity Fund

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 85.9%

Argentina — 2.7%
Grupo Financiero Galicia ADR	0.7%	202,496	$9,023
MercadoLibre	0.6	28,902	7,951
Other Securities	1.4		16,293

			33,267

Austria — 0.1%
Other Securities	0.1		919

Bangladesh — 0.6%
Other Securities	0.6		6,934

Botswana — 0.0%
Other Securities	0.0		218

Brazil — 3.3%
Banco do Brasil	0.4	647,100	5,647
Raia Drogasil	0.5	268,854	5,968
Other Securities	2.4		29,790

			41,405

Canada — 0.4%
Other Securities	0.4		5,266

Chile — 0.4%
Other Securities	0.4		5,549

China — 8.6%
Alibaba Group Holding ADR *	1.4	144,605	17,708
China Petroleum & Chemical	0.5	8,254,000	6,769
Ctrip.com International ADR *	0.6	139,903	7,646
NetEase ADR	0.6	28,058	7,990
Ping An Insurance Group of China	0.5	1,060,500	6,798

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
China (continued)
Other Securities	5.0%		$61,245

			108,156

Colombia — 1.1%
Bancolombia ADR, Cl R	0.5	145,243	6,392
Other Securities	0.6		7,000

			13,392

Czech Republic — 0.2%
Other Securities (A)	0.2		2,427

Egypt — 0.4%
Other Securities (A)	0.4		5,100

France — 0.1%
Other Securities	0.1		1,595

Georgia — 0.2%
Other Securities	0.2		2,938

Greece — 0.5%
Other Securities	0.5		6,457

Hong Kong — 8.9%
Bank of China	0.8	20,460,000	10,240
China Construction Bank	1.1	17,310,000	14,306
China Everbright International	0.1	1,189,000	1,518
China Mobile ADR	0.5	112,200	6,183
Industrial & Commercial Bank of China	0.6	11,452,000	7,657
Tencent Holdings	1.9	707,628	24,300
Other Securities	3.9		47,520

			111,724

Hungary — 0.3%
Other Securities	0.3		4,313

India — 3.5%
HCL Technologies	0.4	404,781	5,422
HDFC Bank ADR	0.8	115,362	10,129
Tata Consultancy Services	0.4	119,800	4,729
Other Securities	1.9		23,043

			43,323

Indonesia — 3.7%
Pakuwon Jati	0.5	125,817,303	5,762
Other Securities	3.2		40,178

			45,940

SEI Institutional Investments Trust / Annual Report / May 31, 2017	79

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Equity Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Israel — 0.1%
Other Securities	0.1%		$682

Ivory Coast — 0.1%
Other Securities	0.1		1,675

Kazakhstan — 0.6%
Halyk Savings Bank of Kazakhstan
JSC GDR *	0.4	720,960	5,653
Other Securities	0.2		2,128

			7,781

Kenya — 0.4%
Other Securities	0.4		4,884

Malaysia — 1.4%
Other Securities	1.4		17,214

Mauritius — 0.1%
Other Securities	0.1		1,758

Mexico — 2.2%
Other Securities	2.2		27,138

Morocco — 0.3%
Other Securities	0.3		3,902

Nigeria — 0.2%
Other Securities	0.2		2,314

Oman — 0.1%
Other Securities	0.1		1,269

Pakistan — 1.0%
Other Securities	1.0		12,635

Panama — 0.5%
Other Securities	0.5		6,379

Peru — 1.5%
Credicorp	0.7	53,953	9,038
Other Securities (A)	0.8		9,533

			18,571

Philippines — 3.5%
BDO Unibank	0.5	2,525,185	6,215
Other Securities	3.0		37,084

			43,299

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Poland — 1.3%
Other Securities ‡	1.3%		$16,336

Portugal — 0.0%
Other Securities	0.0		370

Qatar — 0.4%
Other Securities	0.4		4,684

Romania — 0.7%
Banca Transilvania	0.6	9,721,863	7,176
Other Securities	0.1		1,275

			8,451

Russia — 2.7%
Lukoil PJSC ADR	0.5	135,305	6,461
Sberbank of Russia PJSC ADR	0.6	632,181	7,049
Yandex, Cl A *	0.6	300,151	7,948
Other Securities	1.0		11,788

			33,246

Saudi Arabia — 0.2%
HSBC Bank Savola Group *	0.2	248,180	2,726

			2,726

Singapore — 0.2%
Other Securities	0.2		2,109

South Africa — 2.2%
FirstRand	0.4	1,274,291	4,765
Other Securities	1.8		22,822

			27,587

South Korea — 9.9%
Hyosung	0.4	33,639	5,048
Hyundai Marine & Fire Insurance	0.4	148,335	5,001
KB Financial Group	0.4	104,050	4,981
Kia Motors	0.4	139,108	4,852
Samsung Electronics	1.5	9,397	18,759
SK Hynix	0.5	116,230	5,917
SK Telecom	0.4	23,274	5,270
Other Securities	5.9		74,466

			124,294

Switzerland — 0.3%

Other Securities (A)	0.3		3,542

Taiwan — 10.5%
Hon Hai Precision Industry	1.3	4,655,375	15,941
Pegatron	0.5	1,928,000	5,948
Taiwan Semiconductor
Manufacturing	0.6	1,162,000	7,842

80	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Taiwan (continued)
Taiwan Semiconductor
Manufacturing ADR	2.2%	791,650	$27,993
Other Securities	5.9		73,668

			131,392

Thailand — 2.9%
PTT	0.6	660,400	7,620
Other Securities	2.3		28,463

			36,083

Turkey — 1.6%
Other Securities	1.6		20,508

Ukraine — 0.1%
Other Securities	0.1		719

United Arab Emirates — 2.4%
Dubai Islamic Bank	0.4	3,105,480	4,912
Emaar Properties PJSC	0.5	3,461,806	6,701
NMC Health	0.7	300,015	8,800
Other Securities	0.8		9,602

			30,015

United Kingdom — 1.7%
KAZ Minerals *	0.4	915,638	5,735
Tullow Oil *	0.5	2,549,541	6,017
Other Securities (A)	0.8		9,259

			21,011

United States — 1.5%
Other Securities	1.5		18,227

Vietnam — 0.3%
Other Securities	0.3		4,018

Total Common Stock
(Cost $942,016) ($ Thousands)			1,073,742

		Number of Participation Notes (Thousands)

PARTICIPATION NOTES * — 6.5%

Cayman Islands — 0.2%
Other Securities	0.2		2,801

Chile — 0.2%
Other Securities	0.2		2,472

China — 0.2%
Other Securities	0.2		1,758

Description	Percentage of Net Assets (%)	Number of Participation Notes (Thousands)	Market Value ($ Thousands)

PARTICIPATION NOTES (continued)

Colombia — 0.1%
Other Securities	0.1%		$1,592

Egypt — 0.2%
Emaar Misr for Development SAE, Expires 05/02/18	0.1	8,585	1,318
Palm Hills Developments SAE, Expires 05/02/18	0.1	9,418	1,565

			2,883

India — 1.8%
Bharat Financial Inclusion, Expires 11/05/18	0.0	40	452
LIC Housing Finance, Expires 03/08/19	0.2	195	2,223
Rural Electrification, Expires 09/29/21	0.1	409	1,225
SKS Microfinance, Expires 11/05/18	0.1	53	603
VIP Industrials, Expires 12/17/19	0.2	738	2,188
Other Securities	1.2		15,165

			21,856

Kuwait — 0.4%
National Bank of Kuwait SAKP, Expires 11/20/18	0.2	1,165	2,595
Other Securities	0.2		2,718

			5,313

Luxembourg — 0.3%
National Commercial Bank, Expires 11/07/17	0.3	306	3,376

Pakistan — 0.6%
United Bank, Expires 03/29/19	0.4	2,339	5,302
Other Securities	0.2		1,629

			6,931

Saudi Arabia — 0.5%
Mouwasat Medical Services, Expires 09/20/17	0.0	11	438
Mouwasat Medical Services, Expires 09/20/17	0.2	60	2,399
Other Securities	0.3		3,891

			6,728

Sri Lanka — 0.2%
Other Securities	0.2		2,933

Turkey — 0.1%
Other Securities	0.1		1,310

United States — 1.2%
CitiGroup Global, Expires 04/30/18	0.4	2,223	4,968

SEI Institutional Investments Trust / Annual Report / May 31, 2017	81

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Equity Fund (Concluded)

Description	Percentage of Net Assets (%)	Number of Participation Notes (Thousands)	Market Value ($ Thousands)

PARTICIPATION NOTES (continued)
National Industrialization, Expires 07/12/17	0.2%	626	$2,318
Other Securities	0.6		8,017

			15,303

Vietnam — 0.5%
Other Securities	0.5		6,302

Total Participation Notes (Cost $73,683) ($ Thousands)			81,558

		Shares

EXCHANGE TRADED FUNDS — 2.6%
United States — 2.6%
iShares MSCI Emerging Markets Index Fund	1.1	332	13,665
WisdomTree India Earnings Fund	1.5	751	18,710

Total Exchange Traded Funds (Cost $27,964) ($ Thousands)			32,375

PREFERRED STOCK — 2.2%

Brazil — 1.7%
Itausa - Investimentos Itau	0.6	2,731,690	7,497
Suzano Papel e Celulose, Cl A	0.4	1,032,410	4,912
Other Securities	0.7		8,344

			20,753

Colombia — 0.4%
Other Securities	0.4		4,884

South Korea — 0.1%
Other Securities	0.1		1,524

Total Preferred Stock (Cost $22,111) ($ Thousands)			27,161

RIGHTS — 0.0%

South Africa — 0.0%
Other Securities	0.0		395

Total Rights (Cost $763) ($ Thousands)			395

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Government Fund, Cl F 0.620% **†	0.7%	8,464,871	$8,465

Total Cash Equivalent (Cost $8,465) ($ Thousands)			8,465

Total Investments — 97.9%
(Cost $1,075,002)($ Thousands)			$1,223,696

Percentages are based on a Net Assets of $1,250,465 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2017.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $7,642 ($ Thousands), representing 0.6% of the net assets of the Fund.

ADR	— American Depositary Receipt

Cl	— Class

GDR	— Global Depositary Receipt

JSC	— Joint Stock Company
MSCI	— Morgan Stanley Capital International

PJSC	— Public Joint Stock Company

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

82	SEI Institutional Investments Trust / Annual Report / May 31, 2017

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,073,742	$–	$–	$1,073,742
Participation Notes	–	81,558	–	81,558
Exchange Traded Funds	32,375	–	–	32,375
Preferred Stock	27,161	–	–	27,161
Rights	395	–	–	395
Cash Equivalent	8,465	–	–	8,465

Total Investments in Securities	$1,142,138	$81,558	$–	$1,223,696

For the year ended May 31, 2017, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	83

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 34.5%

Agency Mortgage-Backed Obligations — 4.6%
FHLMC ARM
3.895%, 03/01/2036 (A)	$1,961	$2,088
2.836%, 10/01/2035 (A)	856	887
2.778%, 06/01/2035 (A)	1,666	1,763
FHLMC CMO, Ser 2007-3311, Cl FN
1.289%, 05/15/2037 (A)	650	647
FHLMC CMO, Ser 2010-3721, Cl FB
1.489%, 09/15/2040 (A)	2,138	2,141
FHLMC CMO, Ser 2011-3891, Cl BF
1.539%, 07/15/2041 (A)	1,463	1,463
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2011-K010, Cl A1
3.320%, 07/25/2020	745	750
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2017-KT01, Cl A
1.311%, 02/25/2020	255	255
FHLMC Multifamily Structured Pass-Through Certificates, Ser K011, Cl X1, IO
0.412%, 11/25/2020 (A)	109,547	890
FHLMC Multifamily Structured Pass-Through Certificates, Ser K018, Cl X1, IO
1.384%, 01/25/2022 (A)	14,375	739
FHLMC Multifamily Structured Pass-Through Certificates, Ser K028, Cl X1, IO
0.326%, 02/25/2023 (A)	152,300	2,284
FHLMC Multifamily Structured Pass-Through Certificates, Ser K703, Cl X1, IO
2.186%, 05/25/2018 (A)	28,620	381

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K708, Cl X1, IO
1.461%, 01/25/2019 (A)	$81,257	$1,578
FHLMC Multifamily Structured Pass-Through Certificates, Ser K710, Cl X1, IO
1.886%, 05/25/2019 (A)	29,477	790
FHLMC REMIC, Ser 2007-3335, Cl BF
1.139%, 07/15/2019 (A)	92	92
FHLMC REMIC, Ser 2010-83, Cl BA
5.000%, 08/25/2040	478	508
FNMA
6.000%, 09/01/2039 to 04/01/2040 (D)	876	991
4.500%, 10/01/2024	1,481	1,564
3.000%, 05/01/2022 to 12/01/2030	3,605	3,743
FNMA ARM
3.300%, 10/01/2033 (A)	299	311
3.151%, 01/01/2034 (A)	469	490
3.146%, 10/01/2033 (A)	415	441
3.079%, 10/01/2033 (A)	263	279
3.060%, 09/01/2033 (A)	658	684
3.056%, 05/01/2035 (A)	989	1,047
3.050%, 05/01/2034 (A)	398	422
3.027%, 09/01/2034 (A)	651	688
3.010%, 04/01/2034 (A)	1,135	1,197
2.965%, 05/01/2037 (A)	1,901	1,999
2.938%, 04/01/2033 (A)	290	308
2.888%, 06/01/2035 (A)	624	659
2.838%, 06/01/2035 (A)	407	428
2.828%, 05/01/2035 (A)	641	677
2.827%, 07/01/2034 (A)	484	508
2.820%, 07/01/2034 (A)	981	1,020
2.802%, 03/01/2035 (A)	1,538	1,590
2.797%, 07/01/2036 (A)	1,526	1,610
2.790%, 10/01/2024 (A)	140	150
2.742%, 08/01/2034 (A)	1,179	1,247
2.737%, 02/01/2035 (A)	1,120	1,164
2.733%, 10/01/2035 (A)	1,110	1,174
2.706%, 10/01/2033 (A)	695	732
FNMA CMO, Ser 2005-92, Cl UF
1.374%, 10/25/2025 (A)	1,314	1,313
FNMA CMO, Ser 2010-87, Cl PF
1.424%, 06/25/2040 (A)	1,792	1,798
FNMA CMO, Ser 2011-63, Cl FG
1.474%, 07/25/2041 (A)	1,402	1,404
FNMA CMO, Ser 2011-88, Cl AB
2.500%, 09/25/2026	643	646
FNMA CMO, Ser 2011-M7, Cl A2
2.578%, 09/25/2018	2,164	2,175
FNMA CMO, Ser 2012-112, Cl BI, IO
3.000%, 09/25/2031	9,634	977
FNMA CMO, Ser 2013-96, Cl FW
1.424%, 09/25/2043 (A)	1,442	1,440

84	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2011-406, Cl 6, IO
4.000%, 01/25/2041 (A)	$777	$142
FNMA TBA
3.500%, 06/15/2026	1,150	1,204
FREMF Mortgage Trust, Ser 2011-K703, Cl B
4.881%, 07/25/2044 (A)(B)	750	769
FREMF Mortgage Trust, Ser 2012-K705, Cl C
4.160%, 09/25/2044 (A)(B)	595	607
FREMF Mortgage Trust, Ser 2012-K706, Cl C
4.029%, 11/25/2044 (A)(B)	600	612
FREMF Mortgage Trust, Ser 2013-K502, Cl B
2.499%, 03/25/2045 (A)(B)	1,040	1,039
FREMF Mortgage Trust, Ser 2013-K502, Cl C
2.967%, 03/25/2045 (A)(B)	360	359
FREMF Mortgage Trust, Ser 2014-K503, Cl C
3.072%, 10/25/2047 (A)(B)	230	228
GNMA ARM
2.455%, 12/20/2060 (A)	2,712	2,806
2.220%, 09/20/2060 to 11/20/2060 (A)	2,538	2,602
1.945%, 11/20/2060 (A)	2,264	2,313
1.845%, 12/20/2060 (A)	2,769	2,814
GNMA CMO, Ser 2002-66, Cl FC
1.392%, 07/16/2031 (A)	960	964
Mortgage-Linked Amortizing Notes CMO, Ser 2012-1, Cl A10
2.060%, 01/15/2022	1,015	1,024
NCUA Guaranteed Notes CMO, Ser 2010-A1, Cl A
1.208%, 12/07/2020 (A)	4,072	4,074
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
1.432%, 10/07/2020 (A)	4,631	4,637
NCUA Guaranteed Notes CMO, Ser 2010-R2, Cl 2A
1.456%, 11/05/2020 (A)	5,352	5,360
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 1A
1.542%, 12/08/2020 (A)	6,175	6,199
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 2A
1.542%, 12/08/2020 (A)	382	384
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
1.436%, 01/08/2020 (A)	3,228	3,233
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
1.386%, 02/06/2020 (A)	3,917	3,922
NCUA Guaranteed Notes CMO, Ser 2011-R3, Cl 1A
1.386%, 03/11/2020 (A)	3,739	3,739

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
NCUA Guaranteed Notes CMO, Ser 2011-R4, Cl 1A
1.366%, 03/06/2020 (A)	$144	$144

		101,307

Non-Agency Mortgage-Backed Obligations — 29.9%
A10 Term Asset Financing LLC, Ser 2013-2, Cl A
2.620%, 11/15/2027 (B)	481	480
Adjustable Rate Mortgage Trust, Ser 2005-2, Cl 1A2
3.076%, 06/25/2035 (A)	350	325
American Home Mortgage Investment Trust, Ser 2005-2, Cl 4A1
2.928%, 09/25/2045 (A)	1,097	1,092
Angel Oak Mortgage Trust LLC, Ser 2017-1, Cl A1
2.810%, 01/25/2047 (A)(B)	163	163
BAMLL Commercial Mortgage Securities Trust, Ser 2013-DSNY, Cl E
3.594%, 09/15/2026 (A)(B)	2,180	2,180
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl D
2.889%, 06/15/2028 (A)(B)	2,500	2,485
Banc of America Commercial Mortgage Securities, Ser 2008-1, Cl A4
6.447%, 02/10/2051 (A)	4,676	4,732
Banc of America Commercial Mortgage Trust, Ser 2007-3, Cl AJ
5.850%, 06/10/2049 (A)	2,658	2,668
Banc of America Commercial Mortgage Trust, Ser 2007-4, Cl AM
5.811%, 02/10/2051 (A)	1,390	1,394
Banc of America Commercial Mortgage Trust, Ser 2007-5, Cl AM
5.772%, 02/10/2051 (A)	2,810	2,854
Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl A1A
6.403%, 02/10/2051 (A)	2,562	2,596
Banc of America Funding, Ser 2004-C, Cl 2A2
3.735%, 12/20/2034 (A)	600	589
Banc of America Funding, Ser 2005-F, Cl 4A1
3.211%, 09/20/2035 (A)	141	130
Banc of America Funding, Ser 2006-D, Cl 3A1
3.263%, 05/20/2036 (A)	98	87
Banc of America Funding, Ser 2006-I, Cl 1A1
3.097%, 12/20/2036 (A)	5,310	5,350
Banc of America Funding, Ser 2010-R5, Cl 4A3
3.060%, 08/26/2036 (A)(B)	1,912	1,897
Banc of America Mortgage Securities, Ser 2005-A, Cl 2A1
3.524%, 02/25/2035 (A)	50	50

SEI Institutional Investments Trust / Annual Report / May 31, 2017	85

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Mortgage Trust, Ser 2003-K, Cl 2A1
3.527%, 12/25/2033 (A)	$1,790	$1,775
Banc of America Mortgage Trust, Ser 2004-A, Cl 2A2
3.593%, 02/25/2034 (A)	2,547	2,523
Banc of America Mortgage Trust, Ser 2004-C, Cl 2A1
3.731%, 04/25/2034 (A)	1,031	1,028
Banc of America Mortgage Trust, Ser 2004-D, Cl 2A1
3.699%, 05/25/2034 (A)	1,201	1,208
Banc of America Mortgage Trust, Ser 2004-L, Cl 1A1
3.641%, 01/25/2035 (A)	497	501
Bayview Commercial Asset Trust, Ser 2003-2, Cl A
1.894%, 12/25/2033 (A)(B)	1,630	1,521
Bayview Commercial Asset Trust, Ser 2004-1, Cl A
1.384%, 04/25/2034 (A)(B)	7,168	6,998
Bayview Commercial Asset Trust, Ser 2004-2, Cl A
1.454%, 08/25/2034 (A)(B)	2,056	1,955
Bayview Commercial Asset Trust, Ser 2004-3, Cl A1
1.394%, 01/25/2035 (A)(B)	2,797	2,683
Bayview Commercial Asset Trust, Ser 2004-3, Cl M2
2.024%, 01/25/2035 (A)(B)	336	328
Bayview Commercial Asset Trust, Ser 2005-1A, Cl A2
1.374%, 04/25/2035 (A)(B)	2,301	2,144
Bayview Commercial Asset Trust, Ser 2006- 2A,Cl A2
1.304%, 07/25/2036 (A)(B)	2,256	2,086
Bayview Opportunity Master Fund IVa Trust, Ser 2017-RT1, Cl A1
3.000%, 03/28/2057 (A)(B)	3,933	3,976
Bear Stearns Alt-A Trust, Ser 2003-5, Cl 2A1
3.125%, 12/25/2033 (A)	2,604	2,615
Bear Stearns Alt-A Trust, Ser 2004-7, Cl 2A1
3.205%, 08/25/2034 (A)	3,640	3,716
Bear Stearns ARM Trust, Ser 2003-8, Cl 4A1
3.366%, 01/25/2034 (A)	4,553	4,580
Bear Stearns ARM Trust, Ser 2004-1, Cl 21A1
3.239%, 04/25/2034 (A)	641	641
Bear Stearns ARM Trust, Ser 2004-1, Cl 12A3
2.855%, 04/25/2034 (A)	2,542	2,520
Bear Stearns ARM Trust, Ser 2004-2, Cl 12A2
3.224%, 05/25/2034 (A)	983	981
Bear Stearns ARM Trust, Ser 2004-3, Cl 2A
3.248%, 07/25/2034 (A)	2,357	2,373

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust, Ser 2004-5,Cl 2A
3.560%, 07/25/2034 (A)	$2,532	$2,514
Bear Stearns ARM Trust, Ser 2004-9, Cl 22A1
3.581%, 11/25/2034 (A)	2,264	2,279
Bear Stearns ARM Trust, Ser 2005-2, Cl A1
3.260%, 03/25/2035 (A)	2,584	2,606
Bear Stearns ARM Trust, Ser 2005-2, Cl A2
3.636%, 03/25/2035 (A)	2,297	2,321
Bear Stearns ARM Trust, Ser 2005-5, Cl A2
2.820%, 08/25/2035 (A)	4,815	4,788
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR9, Cl E
5.143%, 09/11/2042	2,550	2,646
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR9, Cl C
5.055%, 09/11/2042 (A)	4,014	4,075
Bear Stearns Commercial Mortgage Securities Trust, Ser 2006-PW13, Cl AJ
5.611%, 09/11/2041 (A)	1,077	1,083
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-PW17, Cl A4
5.694%, 06/11/2050 (A)	4,295	4,318
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-PW17, Cl A1A
5.650%, 06/11/2050 (A)	2,912	2,922
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-PW18, Cl A4
5.700%, 06/11/2050	8,045	8,113
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, Cl AM
5.513%, 01/12/2045 (A)	1,354	1,375
Bear Stearns Mortgage Funding Trust, Ser 2006-SL5, Cl 1A
1.324%, 12/25/2036 (A)	30	62
BHMS Mortgage Trust, Ser 2014-ATLS, Cl BFL
2.933%, 07/05/2033 (A)(B)	2,000	1,972
BXHTL Mortgage Trust, Ser 2015-JWRZ, Cl GL1
3.844%, 05/15/2029 (A)(B)	5,800	5,827
CD Mortgage Trust, Ser 2007-CD5, Cl A4
5.886%, 11/15/2044 (A)	487	488
CD Mortgage Trust, Ser 2007-CD5, Cl AJ
6.211%, 11/15/2044 (A)	2,000	2,027
CD Mortgage Trust, Ser 2007-CD5, Cl C
6.310%, 11/15/2044 (A)	1,000	1,011
Chase Mortgage Finance Trust, Ser 2005-A1, Cl 2A3
3.196%, 12/25/2035 (A)	1,179	1,146
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 7A1
3.147%, 02/25/2037 (A)	926	929
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 1A3
3.360%, 02/25/2037 (A)	1,042	1,035

86	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Chase Mortgage Finance Trust, Ser 2007-A2, Cl 2A3
3.175%, 07/25/2037 (A)	$1,479	$1,497
CHL Mortgage Pass-Through Trust, Ser 2003-46,Cl 2A1
3.301%, 01/19/2034 (A)	2,038	2,023
CHL Mortgage Pass-Through Trust, Ser 2004-11, Cl 2A1
2.680%, 07/25/2034 (A)	1,620	1,626
CHL Mortgage Pass-Through Trust, Ser 2004-8, Cl 2A1
4.500%, 06/25/2019	155	157
Citicorp Mortgage Securities REMIC Pass- Through Certificates Trust, Ser 2005-4, Cl 2A1
5.000%, 07/25/2020	50	51
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.333%, 12/10/2049 (A)	501	503
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl C
3.635%, 05/10/2035 (A)(B)	3,280	3,348
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A2A
3.145%, 05/25/2035 (A)	1,943	1,984
Citigroup Mortgage Loan Trust, Ser 2007-AR5, Cl 1A2A
3.347%, 04/25/2037 (A)	761	663
Citigroup Mortgage Loan Trust, Ser 2008-AR4, Cl 2A1A
3.445%, 11/25/2038 (A)(B)	884	889
Citigroup Mortgage Loan Trust, Ser 2015-2, Cl 5A1
1.241%, 03/25/2047 (A)(B)	1,317	1,280
CLNS Trust, Ser 2017-IKPR, Cl C
2.000%, 06/11/2032 (A)(B)	4,000	4,004
Cold Storage Trust, Ser 2017-ICE3, Cl A
1.994%, 04/15/2024 (A)(B)	11,000	11,017
Cold Storage Trust, Ser 2017-ICE3, Cl D
3.094%, 04/15/2024 (A)(B)	4,897	4,902
COLT Mortgage Loan Trust, Ser 2016-1, Cl A1
3.000%, 05/25/2046 (B)	563	569
COLT Mortgage Loan Trust, Ser 2016-2, Cl A1
2.750%, 09/25/2046 (A)(B)	1,034	1,045
COLT Mortgage Loan Trust, Ser 2016-3, Cl A1
2.800%, 12/26/2046 (A)(B)	214	214
COLT Mortgage Loan Trust, Ser 2017-1, Cl A1
2.614%, 05/27/2047 (A)(B)	3,223	3,240
COLT Mortgage Loan Trust, Ser 2017-1, Cl A2
2.819%, 05/27/2047 (A)(B)	1,949	1,959
COMM Mortgage Trust, Ser 2007-C9, Cl AJFL
1.548%, 12/10/2049 (A)(B)	9,646	9,634

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-CR10, Cl XA, IO
1.077%, 08/10/2046 (A)	$46,823	$1,595
COMM Mortgage Trust, Ser 2013-CR10, Cl A1
1.278%, 08/10/2046	80	79
COMM Mortgage Trust, Ser 2014-BBG, Cl A
1.794%, 03/15/2029 (A)(B)	4,480	4,490
COMM Mortgage Trust, Ser 2014-CR15, Cl A2
2.928%, 02/10/2047	1,325	1,348
COMM Mortgage Trust, Ser 2014-PAT, Cl C
2.563%, 08/13/2027 (A)(B)	2,000	1,968
COMM Mortgage Trust, Ser 2014-TWC, Cl A
1.840%, 02/13/2032 (A)(B)	5,000	5,009
COMM Mortgage Trust, Ser 2014-TWC, Cl D
3.240%, 02/13/2032 (A)(B)	3,435	3,446
COMM Mortgage Trust, Ser 2016-SAVA, Cl A
2.480%, 10/15/2018	3,000	3,013
Commercial Mortgage Pass-Through Certificates, Ser 2014-CR14, Cl XA, IO
0.973%, 02/10/2047 (A)	35,942	1,115
Commercial Mortgage Trust, Ser 2007-GG11, Cl AM
5.867%, 12/10/2049 (A)	3,300	3,320
Credit Suisse Commercial Mortgage Trust, Ser 2006-C4, Cl AJ
5.538%, 09/15/2039 (A)	1,777	1,796
Credit Suisse Commercial Mortgage Trust, Ser 2007-C4, Cl A1AM
6.139%, 09/15/2039 (A)	3,028	3,034
Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl AM
6.507%, 02/15/2041 (A)(B)	3,000	3,040
Credit Suisse First Boston Mortgage Securities, Ser 2004-AR5, Cl 6A1
3.394%, 06/25/2034 (A)	5,558	5,611
Credit Suisse First Boston Mortgage Securities, Ser 2004-AR8, Cl 6A1
3.078%, 09/25/2034 (A)	1,455	1,466
Credit Suisse First Boston Mortgage Securities,
Ser 2004-C4, Cl E
5.135%, 10/15/2039 (A)(B)	559	578
Credit Suisse First Boston Mortgage Securities, Ser 2005-5, Cl 3A2
1.324%, 07/25/2035 (A)	3,145	3,027
CSMC Trust, Ser 2015-SAND, Cl C
3.150%, 08/15/2030 (A)(B)	1,000	999
CSMC Trust, Ser 2015-SAND, Cl D
3.850%, 08/15/2030 (A)(B)	1,847	1,849
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl XA, IO
1.320%, 07/10/2044 (A)(B)	26,097	863

SEI Institutional Investments Trust / Annual Report / May 31, 2017	87

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Deephaven Residential Mortgage Trust, Ser 2017-1A, Cl A1
2.730%, 12/26/2046	$206	$207
Deutsche Mortgage Securities Mortgage Loan Trust, Ser 2004-4, Cl 2AR1
1.531%, 06/25/2034 (A)	2,985	2,876
Deutsche Mortgage Securities Re-REMIC Trust Certificates, Ser 2007-WM1, Cl A1
3.717%, 06/27/2037 (A)(B)	2,124	2,146
DSLA Mortgage Loan Trust, Ser 2004-AR1, Cl A2A
1.814%, 09/19/2044 (A)	1,877	1,802
DSLA Mortgage Loan Trust, Ser 2004-AR1, Cl A1A
1.834%, 09/19/2044 (A)	752	716
FDIC Guaranteed Notes Trust, Ser 2010-S2, Cl 1A
1.311%, 11/29/2037 (A)(B)	475	474
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN1, Cl M1
4.391%, 07/25/2023 (A)	263	267
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
2.641%, 04/25/2024 (A)	1,437	1,457
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M2
3.391%, 01/25/2025 (A)	314	316
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M3
5.174%, 01/25/2025 (A)	2,620	2,840
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M1
2.474%, 07/25/2028 (A)	737	740
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M1
2.241%, 10/25/2028 (A)	1,689	1,692
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA3, Cl M1
2.091%, 12/25/2028 (A)	1,877	1,883
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA4, Cl M1
1.791%, 03/25/2029 (A)	3,207	3,212
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA1, Cl M1
2.741%, 09/25/2028 (A)	2,247	2,260
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA2, Cl M1
2.191%, 11/25/2028 (A)	2,394	2,400
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M1
2.224%, 07/25/2029 (A)	2,258	2,276

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA2, Cl M1
2.224%, 10/25/2029 (A)	$3,982	$4,019
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA1, Cl M1
2.191%, 04/25/2029	7,260	7,302
First Horizon Alternative Mortgage Securities Trust, Ser 2005-AA3, Cl 3A1
3.202%, 05/25/2035 (A)	274	271
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
1.941%, 05/25/2024 (A)	173	174
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 2M1
1.941%, 05/25/2024 (A)	50	50
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
2.191%, 07/25/2024 (A)	1,306	1,308
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 2M1
2.191%, 07/25/2024 (A)	697	698
FNMA Connecticut Avenue Securities,Ser 2015-C04, Cl 1M1
2.591%, 04/25/2028 (A)	718	720
FNMA Connecticut Avenue Securities,Ser 2016-C01, Cl 1M1
2.941%, 08/25/2028 (A)	4,148	4,198
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 1M1
2.991%, 10/25/2028 (A)	3,137	3,192
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M1
2.441%, 01/25/2029 (A)	3,806	3,849
FNMA Connecticut Avenue Securities, Ser 2016-C05, Cl 2M1
2.341%, 01/25/2029 (A)	3,661	3,687
FNMA Connecticut Avenue Securities, Ser 2016-C06, Cl 1M1
2.291%, 04/25/2029 (A)	4,832	4,883
FNMA Connecticut Avenue Securities, Ser 2016-C07, Cl 2M1
2.324%, 04/25/2029 (A)	3,841	3,863
FNMA Connecticut Avenue Securities, Ser 2017-C01, Cl 1M1
2.324%, 07/25/2029 (A)	3,916	3,948
FNMA Connecticut Avenue Securities, Ser 2017-C02, Cl 2M1
2.174%, 09/25/2029 (A)	4,607	4,631
FNMA Connecticut Avenue Securities, Ser 2017-C03, Cl 1M1
1.974%, 10/25/2029 (A)	4,915	4,925

88	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2017- C04, Cl 2M1
1.895%, 11/25/2029 (A)	$5,000	$5,004
GAHR Commercial Mortgage Trust, Ser 2015- NRF, ClAFL1
2.294%, 12/15/2034 (A)(B)	1,409	1,413
GE Commercial Mortgage Trust, Ser 2007-C1, Cl A1A
5.483%, 12/10/2049 (A)	598	597
GMAC Mortgage Loan Trust, Ser 2003-AR2, Cl 4A1
3.665%, 12/19/2033 (A)	600	591
Greenwich Capital Commercial Funding, Ser 2007-GG11, Cl A4
5.736%, 12/10/2049	165	165
GS Mortgage Securities Trust, Ser 2010-C2, Cl XA, IO
0.313%, 12/10/2043 (A)(B)	35,662	167
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (B)	13	13
GS Mortgage Securities Trust, Ser 2011-GC3, Cl X, IO
0.838%, 03/10/2044 (A)(B)	26,868	552
GS Mortgage Securities Trust, Ser 2013-GC13, Cl A1
1.206%, 07/10/2046	13	13
GS Mortgage Securities Trust, Ser 2013-GC14, Cl A1
1.217%, 08/10/2046	24	24
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 1A1
3.489%, 01/25/2035 (A)	240	236
GSR Mortgage Loan Trust, Ser 2005-AR2, Cl 1A2
3.577%, 04/25/2035 (A)	730	704
GSR Mortgage Loan Trust, Ser 2005-AR6, Cl 3A1
3.183%, 09/25/2035 (A)	678	676
GSR Mortgage Loan Trust, Ser 2006-AR1, Cl 2A1
3.496%, 01/25/2036 (A)	1,554	1,510
HarborView Mortgage Loan Trust, Ser 2004-6, Cl 4A
3.443%, 08/19/2034 (A)	2,783	2,834
HarborView Mortgage Loan Trust, Ser 2004-7, Cl 2A1
3.055%, 11/19/2034 (A)	97	90
HarborView Mortgage Loan Trust, Ser 2005-9, Cl 2A1A
1.333%, 06/20/2035 (A)	3,108	3,028
Hilton USA Trust, Ser 2016-HHV, Cl D
4.194%, 11/05/2038 (A)(B)	3,910	3,843

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Hudsons Bay Simon JV Trust, Ser 2015-HBFL, Cl BFL
3.133%, 08/05/2034 (A)(B)	$2,000	$1,999
Hudsons Bay Simon JV Trust, Ser 2015-HBFL, Cl CFL
3.533%, 08/05/2034 (A)(B)	3,435	3,415
Hyatt Hotel Portfolio Trust, Ser 2015-HYT, Cl D
4.042%, 11/15/2029 (A)(B)	836	838
Hyatt Hotel Portfolio Trust, Ser 2015-HYT, Cl E
4.792%, 11/15/2029 (A)(B)	5,280	5,300
Impac CMB Trust, Ser 2004-10, Cl 4M1
1.891%, 03/25/2035 (A)	188	156
Impac CMB Trust, Ser 2004-6, Cl 1A2
1.804%, 10/25/2034 (A)	2,414	2,309
Impac Secured Assets Trust, Ser 2007-2, Cl 2A
1.241%, 04/25/2037 (A)	920	907
IndyMac INDA Mortgage Loan Trust, Ser 2007-AR3, Cl 1A1
3.429%, 07/25/2037 (A)	2,707	2,403
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C12, Cl A2
2.424%, 07/15/2045	2,452	2,469
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-CB20, Cl AM
6.173%, 02/12/2051 (A)	5,778	5,867
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-CIB20, Cl A4
5.794%, 02/12/2051 (A)	289	290
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl AM
6.058%, 02/15/2051 (A)	6,000	6,067
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl A4
5.882%, 02/15/2051 (A)	285	285
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-CNTR, Cl XA, IO
2.177%, 08/05/2032 (A)(B)	13,621	620
JPMorgan Chase Commercial Mortgage Securities, Ser 2011-C3, Cl XA,
IO 1.211%, 02/15/2046 (A)(B)	26,376	596
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl XA, IO
1.820%, 10/15/2045 (A)	10,816	797
JPMorgan Chase Commercial Mortgage Securities, Ser 2013-C13, Cl A1
1.303%, 01/15/2046	5	5
JPMorgan Chase Commercial Mortgage Securities, Ser 2015-UES, Cl A
2.933%, 09/05/2032 (B)	3,000	3,074
JPMorgan Mortgage Trust, Ser 2004-S1, Cl 1A4
4.500%, 09/25/2034	253	256

SEI Institutional Investments Trust / Annual Report / May 31, 2017	89

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 6A5
3.443%, 06/25/2035 (A)	$1,271	$1,243
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 6A2
3.443%, 06/25/2035 (A)	1,258	1,230
JPMorgan Mortgage Trust, Ser 2005-A4, Cl 4A2
3.192%, 07/25/2035 (A)	4,253	4,244
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
3.117%, 11/25/2033 (A)	501	510
JPMorgan Mortgage Trust, Ser 2007-A1,Cl 1A1
3.229%, 07/25/2035 (A)	3,258	3,243
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 5A2
3.422%, 07/25/2035 (A)	1,798	1,824
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 4A2
3.198%, 07/25/2035 (A)	749	751
JPMorgan Mortgage Trust, Ser 2007-A4, Cl 1A1
3.307%, 06/25/2037 (A)	95	84
JPMorgan Mortgage Trust, Ser 2017-2, Cl A6
3.000%, 05/25/2047 (A)(B)	2,070	2,091
JPMorgan Resecuritization Trust, Ser 2009-12, Cl 6A1
3.137%, 10/26/2035 (A)(B)	1,010	1,015
LB Commercial Mortgage Trust, Ser 2007-C3, Cl A4
6.206%, 07/15/2044 (A)	802	802
LB-UBS Commercial Mortgage Trust, Ser 2007- C6, Cl AM
6.114%, 07/15/2040 (A)	2,570	2,578
LB-UBS Commercial Mortgage Trust, Ser 2007- C6, Cl A4
5.858%, 07/15/2040 (A)	53	53
LB-UBS Commercial Mortgage Trust, Ser 2007- C7,Cl A1A
5.682%, 09/15/2045 (A)	760	769
LB-UBS Commercial Mortgage Trust, Ser 2007- C7, Cl A3
5.866%, 09/15/2045 (A)	535	540
LB-UBS Commercial Mortgage Trust, Ser 2008- C1, Cl A2
6.292%, 04/15/2041 (A)	949	970
MASTR Adjustable Rate Mortgages Trust, Ser 2005-6, Cl 5A1
2.949%, 07/25/2035 (A)	96	87
MASTR Alternative Loan Trust, Ser 2003-5, Cl 4A1
5.500%, 07/25/2033	2,693	2,816
Mellon Residential Funding, Ser 1999-TBC3, Cl A2
2.610%, 10/20/2029 (A)	370	370

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Mellon Residential Funding, Ser 2001-TBC1, Cl A1
1.694%, 11/15/2031 (A)	$2,149	$2,015
Merrill Lynch Mortgage Investors Trust, Ser 2003-D, Cl A
1.611%, 08/25/2028 (A)	1,806	1,738
Merrill Lynch Mortgage Investors Trust, Ser 2003-E, Cl A1
1.644%, 10/25/2028 (A)	1,576	1,519
Merrill Lynch Mortgage Investors Trust, Ser 2003-G, Cl A1
1.631%, 01/25/2029 (A)	755	725
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
3.047%, 12/25/2034 (A)	2,351	2,360
Merrill Lynch Mortgage Investors Trust, Ser 2004-E, Cl A2B
2.148%, 11/25/2029 (A)	2,406	2,333
Merrill Lynch Mortgage Investors Trust, Ser 2005-2, Cl 2A
2.710%, 10/25/2035 (A)	2,059	2,068
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A5
2.974%, 02/25/2035 (A)	1,178	1,198
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A2
2.974%, 02/25/2035 (A)	2,594	2,638
Merrill Lynch Mortgage Investors Trust, Ser 2005-A4, Cl 1A
3.256%, 07/25/2035 (A)	745	615
Morgan Stanley Capital I Trust, Ser 2008-T29, Cl A4
6.293%, 01/11/2043 (A)	1,948	1,982
Morgan Stanley Capital I Trust, Ser 2008-T29, Cl A4FL
3.099%, 01/11/2043 (A)	2,929	2,945
Morgan Stanley Capital I Trust, Ser 2015-XLF1, Cl B	2,750	2,752
2.744%, 08/14/2031 (A)(B)
Morgan Stanley Capital I Trust, Ser 2017-PRME, Cl C
2.639%, 02/15/2034 (A)(B)	1,500	1,519
Morgan Stanley Capital I, Ser 2007-HQ13, Cl A3
5.569%, 12/15/2044	2,462	2,482
Morgan Stanley Capital I, Ser 2007-IQ16, Cl A4
5.809%, 12/12/2049	2,155	2,165
Morgan Stanley Capital I, Ser 2007-T25, Cl AJ
5.574%, 11/12/2049 (A)	3,451	3,485
Morgan Stanley Mortgage Loan Trust, Ser 2004-10AR, Cl 1A
3.542%, 11/25/2034 (A)	1,506	1,497

90	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust, Ser 2004-8AR, Cl 4A2
3.214%, 10/25/2034 (A)	$2,443	$2,438
Morgan Stanley Mortgage Loan Trust, Ser 2005-5AR, Cl 1A1
1.261%, 09/25/2035 (A)	1,104	1,103
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (B)	28	28
Mortgage Repurchase Agreement Financing Trust, Ser 2016-5, Cl A
2.164%, 06/10/2019 (A)(B)	1,100	1,098
MortgageIT Trust, Ser 2005-1, Cl 2A
2.245%, 02/25/2035 (A)	3,636	3,621
MRFC Mortgage Pass-Through Trust, Ser 2002- TBC2, Cl A
1.854%, 08/15/2032 (A)	885	845
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AP3, Cl A6
5.293%, 10/25/2034	229	234
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AR4, Cl M1
1.624%, 12/25/2034 (A)	3,847	3,672
Nomura Resecuritization Trust, Ser 2014-6R, Cl 5A1
2.565%, 04/26/2037 (A)(B)	1,789	1,815
Nomura Resecuritization Trust, Ser 2015-1R, Cl 5A1
1.628%, 06/26/2046 (A)(B)	3,638	3,596
Nomura Resecuritization Trust, Ser 2015-2R, Cl 5A1
1.408%, 04/26/2047 (A)(B)	1,705	1,675
Nomura Resecuritization Trust, Ser 2015-4R, Cl 3A2
2.475%, 02/26/2036 (A)(B)	6,384	6,313
OMPT, Ser 2017-1MKT, Cl D
4.075%, 02/10/2032	1,275	1,313
OMPT, Ser 2017-MKT, Cl C
4.146%, 02/10/2032	1,935	2,030
PHH Mortgage Capital LLC, Ser 2008-CIM2, Cl 1A1
3.233%, 07/25/2038 (A)	1,431	1,399
Provident Funding Mortgage Loan Trust, Ser 2003-1, Cl A
2.980%, 08/25/2033 (A)	1,747	1,750
Provident Funding Mortgage Loan Trust, Ser 2005-2, Cl 2A1A
3.101%, 10/25/2035 (A)	1,263	1,257
Provident Funding Mortgage Loan Trust, Ser 2005-2, Cl 3A
3.141%, 10/25/2035 (A)	1,473	1,469
RALI Trust, Ser 2006-QO10, Cl A1
1.151%, 01/25/2037 (A)	4,310	3,855

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
RALI Trust, Ser 2007-QO3, Cl A1
1.151%, 03/25/2047 (A)	$1,209	$1,058
RBSSP Resecuritization Trust, Ser 2009-7, Cl 2A5
4.110%, 09/26/2035 (A)(B)	558	561
Residential Asset Securitization Trust, Ser 2007-A8, Cl 3A1
6.238%, 08/25/2022 (A)	800	693
Sequoia Mortgage Trust, Ser 2002-10, Cl 1A
1.793%, 10/20/2027 (A)	1,395	1,358
Sequoia Mortgage Trust, Ser 2002-9, Cl 1A
1.693%, 09/20/2032 (A)	1,695	1,607
Sequoia Mortgage Trust, Ser 2004-3, Cl A
1.898%, 05/20/2034 (A)	2,743	2,631
Sequoia Mortgage Trust, Ser 2004-5, Cl A1
2.556%, 06/20/2034 (A)	1,834	1,771
Sequoia Mortgage Trust, Ser 2012-1, Cl 1A1
2.865%, 01/25/2042 (A)	542	549
Sequoia Mortgage Trust, Ser 2013-1, Cl 1A1
1.450%, 02/25/2043 (A)	1,458	1,421
Springleaf Mortgage Loan Trust, Ser 2013-2A, Cl A
1.780%, 12/25/2065 (A)(B)	1,658	1,657
Springleaf Mortgage Loan Trust, Ser 2013-3A, Cl A
1.870%, 09/25/2057 (A)(B)	10,429	10,419
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-2, Cl 4A2
3.320%, 03/25/2034 (A)	2,152	2,155
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-3AC, Cl A1
3.298%, 03/25/2034 (A)	2,212	2,235
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-9XS, Cl A
1.361%, 07/25/2034 (A)	4,823	4,692
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-1, Cl 5A1
3.297%, 02/25/2035 (A)	2,214	2,197
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-7, Cl 1A3
3.379%, 04/25/2035 (A)	1,800	1,665
Structured Asset Mortgage Investments, Ser 2004-AR5, Cl 1A1
1.654%, 10/19/2034 (A)	1,901	1,822
Structured Asset Securities Mortgage Pass- Through Certificates, Ser 2003-17A, Cl 2A1
3.255%, 05/25/2033 (A)	3,020	3,032
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
1.631%, 09/25/2043 (A)	1,693	1,635
Thornburg Mortgage Securities Trust, Ser 2005-1, Cl A3
3.073%, 04/25/2045 (A)	3,903	3,912

SEI Institutional Investments Trust / Annual Report / May 31, 2017	91

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Thornburg Mortgage Securities Trust, Ser 2007-1, Cl A2B
3.045%, 03/25/2037 (A)	$1,930	$1,687
Thornburg Mortgage Securities Trust, Ser 2007-4, Cl 3A1
5.939%, 09/25/2037 (A)	5,114	5,160
Towd Point Mortgage Trust, Ser 2015-2, Cl 2A1
3.750%, 11/25/2057 (A)(B)	2,123	2,177
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	189	191
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A)(B)	149	150
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)(B)	388	387
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(B)	4,922	4,899
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl XA, IO
2.273%, 05/10/2045 (A)(B)	10,755	892
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A2
1.852%, 08/10/2049	623	623
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A1
0.779%, 03/10/2046	22	22
Velocity Commercial Capital Loan Trust, Ser 17-1, Cl AFL
2.274%, 05/25/2047	3,471	3,468
Velocity Commercial Capital Loan Trust, Ser 2016-1, Cl AFL
3.474%, 04/25/2046 (A)(B)	2,912	2,972
Velocity Commercial Capital Loan Trust, Ser 2016-2, Cl AFL
2.824%, 10/25/2046 (A)	1,815	1,817
Waldorf Astoria Boca Raton Trust, Ser 2016- BOCA, Cl E
5.344%, 06/15/2029 (A)(B)	4,000	4,030
Waldorf Astoria Boca Raton Trust, Ser 2016- BOCA, Cl B
3.044%, 06/15/2029 (A)(B)	3,000	3,011
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
2.838%, 10/25/2033 (A)	2,652	2,707
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
2.677%, 08/25/2033 (A)	1,734	1,744
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
2.785%, 09/25/2033 (A)	2,391	2,421
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR1, Cl A
3.137%, 03/25/2034 (A)	7,512	7,627

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR10, Cl A1B
1.411%, 07/25/2044 (A)	$3,579	$3,465
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR11, Cl A
2.816%, 10/25/2034 (A)	1,863	1,859
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR13, Cl A1A
1.711%, 11/25/2034 (A)	1,769	1,754
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR13, Cl A2A
1.731%, 11/25/2034 (A)	2,450	2,409
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR14, Cl A1
2.887%, 01/25/2035 (A)	3,592	3,656
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR2, Cl A
2.062%, 04/25/2044 (A)	4,631	4,493
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR8, Cl A2
1.391%, 06/25/2044 (A)	2,493	2,440
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB2, Cl 1A
5.000%, 07/25/2034	974	1,010
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB4, Cl 22A
6.000%, 12/25/2019	93	95
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR1, Cl A1A
1.631%, 01/25/2045 (A)	1,773	1,759
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR1, Cl A2A3
1.791%, 01/25/2045 (A)	931	922
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR11, Cl A1A
1.311%, 08/25/2045 (A)	2,408	2,384
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A2
2.112%, 10/25/2045 (A)	468	489
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A1
1.281%, 10/25/2045 (A)	2,604	2,581
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR14, Cl 1A4
2.817%, 12/25/2035 (A)	119	115
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR17, Cl A1A1
1.294%, 12/25/2045 (A)	2,502	2,456
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR19, Cl A1A1
1.294%, 12/25/2045 (A)	208	199

92	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR2, Cl 1A1A
1.321%, 01/25/2045 (A)	$2,344	$2,283
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR2, Cl 2A21
1.321%, 01/25/2045 (A)	1,325	1,292
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR6, Cl 2A1A
1.221%, 04/25/2045 (A)	4,815	4,590
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR8, Cl 2A1A
1.281%, 07/25/2045 (A)	2,740	2,663
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR9, Cl A1A
1.631%, 07/25/2045 (A)	1,873	1,842
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR1, Cl 2A1A
1.732%, 01/25/2046 (A)	2,086	2,057
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR13, Cl 2A
2.083%, 10/25/2046 (A)	643	607
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 1A
1.458%, 12/25/2046 (A)	1,047	904
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA3, Cl 5A
1.841%, 04/25/2047 (A)	3,407	2,890
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-H, Cl A1
3.025%, 09/25/2033 (A)	1,685	1,707
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-K, Cl 1A1
2.902%, 11/25/2033 (A)	976	982
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-E, Cl A1
3.280%, 05/25/2034 (A)	282	285
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-K, Cl 1A2
3.112%, 07/25/2034 (A)	970	973
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-N, Cl A7
3.008%, 08/25/2034 (A)	2,442	2,451
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-O, Cl A1
2.995%, 08/25/2034 (A)	1,763	1,798
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Q, Cl 1A2
3.004%, 09/25/2034 (A)	2,402	2,429
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-R, Cl 1A1
3.034%, 09/25/2034 (A)	2,652	2,682

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-R, Cl 2A1
3.027%, 09/25/2034 (A)	$190	$195
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-S, Cl A1
3.051%, 09/25/2034 (A)	571	582
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-U, Cl A1
3.214%, 10/25/2034 (A)	3,805	3,800
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Y, Cl 3A1
3.037%, 11/25/2034 (A)	2,969	2,992
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Z, Cl 1A2
3.015%, 12/25/2034 (A)	1,099	1,093
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Z, Cl 2A1
3.000%, 12/25/2034 (A)	2,600	2,635
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR1, Cl 1A1
3.116%, 02/25/2035 (A)	4,587	4,670
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, Cl 2A17
3.092%, 06/25/2035 (A)	819	836
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, Cl 1A1
3.090%, 06/25/2035 (A)	3,546	3,696
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, Cl 2A2
3.092%, 06/25/2035 (A)	2,554	2,611
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR11, Cl 1A1
3.044%, 06/25/2035 (A)	1,396	1,400
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR12, Cl 2A5
3.131%, 06/25/2035 (A)	2,264	2,323
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR16, Cl 2A1
3.182%, 02/25/2034 (A)	705	718
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR2, Cl 3A1
3.149%, 03/25/2035 (A)	1,239	1,253
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR3, Cl 2A1
3.117%, 03/25/2035 (A)	1,086	1,096
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR7, Cl 2A1
3.269%, 05/25/2035 (A)	183	182
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 3A2
3.171%, 06/25/2035 (A)	1,243	1,273

SEI Institutional Investments Trust / Annual Report / May 31, 2017	93

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 1A1
3.142%, 06/25/2035 (A)	$1,246	$1,265
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR9, Cl 3A1
3.164%, 06/25/2034 (A)	1,458	1,493
WFCG Commercial Mortgage Trust, Ser 2015- BXRP, Cl C
2.766%, 11/15/2029 (A)(B)	1,607	1,608
WFRBS Commercial Mortgage Trust, Ser 2011- C2, Cl XA, IO
0.985%, 02/15/2044 (A)(B)	17,815	413
		659,884
Total Mortgage-Backed Securities (Cost $758,681) ($ Thousands)		761,191

LOAN PARTICIPATIONS — 27.3%

Aerospace/Defense — 0.4%
Sequa Mezzanine Holdings LLC, Initial Loan,
10.172%, 04/28/2022	1,954	1,993
6.672%, 11/28/2021	2,720	2,735
TransDigm Inc., Tranche D Term Loan, 1st Lien
4.045%, 06/04/2021	65	65
TransDigm Inc., Tranche F Term Loan, 1st Lien
4.045%, 06/07/2023	3,434	3,439
TransDigm, Term Loan D, 1st Lien
4.147%, 06/04/2021	930	934
		9,166

Airlines — 0.5%
Air Medical Group Holdings, Inc., Initial Term Loan, 1st Lien
4.250%, 04/28/2022	5,727	5,648
Air Methods
4.573%, 04/12/2024	4,089	4,064
		9,712

Automotive — 0.1%
American Tire Distributors, Inc., Initial Term Loan, 1st Lien
5.250%, 09/01/2021	1,872	1,876

Building Materials — 1.2%
American Builders & Contractors Supply
3.545%, 10/31/2023	6,345	6,375
Ceramtec Acquisition, Term Loan B1
3.800%, 08/30/2020	1,785	1,799
Ceramtec Acquisition, Term Loan B2
3.950%, 08/30/2020	215	217
Ceramtec Acquisition, Term Loan B3
3.950%, 08/30/2020	542	547

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Constantia Flexibles, Initial Term Loan
4.045%, 04/30/2022	$288	$289
Constantia Flexibles, Lien 1
4.000%, 04/30/2022	1,480	1,482
Doosan Bobcat Initial Term Loan
3.929%, 05/10/2024	1,175	1,182
Forterra Finance
4.000%, 10/25/2023	3,394	3,184
Jeld-Wen, Inc., Term B-3 Loan, 1st Lien
4.147%, 07/01/2022	5,235	5,291
Mueller Water Products, Inc., Initial Loan, 1st Lien
3.647%, 11/25/2021	176	177
3.493%, 11/25/2021	398	401
NCI Building Systems, Term Loan
4.000%, 06/24/2019	990	997
Royal Adhesives and Sealants LLC, Term Loan B
4.397%, 06/20/2022	5,664	5,724
		27,665

Chemicals — 1.7%
Atotech, Cov-Lite, Term Loan B, 1st Lien
4.147%, 01/31/2024	1,488	1,495
Charter Nex, 1st Lien
4.250%, 05/10/2024	2,136	2,140
Emerald Performance Materials, LLC, Term Loan, 1st Lien
4.500%, 07/30/2021	3,859	3,895
Ineos Group Holdings PLC, Term Loan B 2022
3.743%, 03/31/2022	2,317	2,339
Ineos, Term Loan B, 1st Lien
3.795%, 02/28/2024	1,539	1,551
Klockner Pentaplast
4.397%, 04/28/2020	885	888
Kraton Polymers LLC, Replacement Term Loan,
5.000%, 01/06/2022	2,517	2,548
PQ Corporation, First Amendment Tranche B-1 Term Loan, 1st Lien
5.250%, 11/04/2022	901	911
Reynolds Group Holdings, 1st Lien
3.993%, 02/05/2023	5,305	5,330
Signode (USD) Cov-Lite, Term Loan
3.897%, 05/01/2021	1,966	1,973
Signode Industrial
3.750%, 05/01/2021	590	592
Signode Industrial Group Lux S.A. (Signode Industrial Group US Inc.), Initial Term B Loan, Other
3.750%, 05/01/2021	1,927	1,933
Tricobraun
4.897%, 11/30/2023	1,480	1,491
Tronox, Term Loan B
4.647%, 03/19/2020	961	970

94	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Univar, Term Loan B2
3.795%, 07/01/2022	$4,363	$4,379
Wilsonart LLC, Tranche C Term Loan , 1st Lien
4.650%, 12/19/2023	6,332	6,376
		38,811

Computers & Electronics — 3.4%
Almonde
0.000%, 04/28/2025 (C)	1,851	1,886
Applied Systems, Term Loan, 1st Lien
4.397%, 01/25/2021	5,793	5,829
Aricent Technologies, Term Loan, 1st Lien
5.500%, 04/14/2021	1,022	1,023
Avast Software
5.000%, 09/30/2023	988	1,000
CCC Information, Second Lien
7.791%, 03/31/2025	672	686
CCC Information, Term Loan B
4.041%, 03/31/2023	1,110	1,106
Dell International LLC, New Term B Loan, 1st Lien
3.550%, 09/07/2023	3,239	3,257
Diebold
3.750%, 11/06/2023	750	754
EIG Investors Corp., Term Loan
6.524%, 11/09/2019	28	28
EIG Investors Corp., Term Loan, 1st Lien
6.680%, 11/09/2019	5,120	5,126
Entegris, 1st Lien
3.795%, 04/30/2021	4,463	4,494
Epicor, Cov-Lite, Term Loan, 1st Lien
4.750%, 06/01/2022	3,449	3,451
Evergreen Skills Lux S.À R.L., Initial Term Loan, 1st Lien
5.795%, 04/28/2021	5,503	5,196
First Data Corporation, Term Loan B
3.529%, 04/26/2024	4,283	4,306
First Data Corporation, Term Loan B (2016)
3.988%, 07/08/2022	458	461
Go Daddy, Term Loan B, 1st Lien
3.545%, 02/15/2024	5,354	5,370
GTT Communications, 1st Lien
5.000%, 01/09/2024	1,645	1,663
Hyland Software, 1st Lien
0.000%, 07/01/2022 (C)	1,154	1,162
0.000%, 05/31/2025 (C)	1,065	1,081
Infoblox, Lien 1
5.993%, 11/07/2023	2,086	2,106
Integrated Device Technology
6.000%, 04/04/2024	1,165	1,168
Ivanti Software, Inc.
5.250%, 01/20/2024	1,363	1,365

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Kemet, 1st Lien
7.172%, 04/19/2024	$1,492	$1,484
Kronos
5.170%, 11/01/2023	1,889	1,906
Micro Focus, 1st Lien
0.000%, 04/19/2024 (C)	1,965	1,964
Minimax Viking, 1st Lien
3.743%, 08/14/2023	3,803	3,842
Oberthur, Cov-Lite, 1st Lien
3.750%, 01/10/2024	610	612
On Semiconductor, 1st Lien
3.295%, 03/31/2023	1,514	1,520
Optiv Inc., Initial Term Loan,
4.438%, 02/01/2024	2,388	2,363
Optiv Inc., Initial Term Loan, 1st Lien
8.438%, 01/31/2025	1,020	1,005
Rocket Software, Lien 1
5.397%, 10/14/2023	1,341	1,349
Rocket Software, Lien 2
10.647%, 10/14/2024	400	400
Solera, LLC, Term Loan B, 1st Lien
4.295%, 03/03/2023	1,005	1,011
Sophia, 1st Lien
4.397%, 09/30/2022	500	498
Synchronoss Technologies, Inc., Initial Term Loan, 1st Lien
4.082%, 01/19/2024	2,495	2,299
Vertafore, Inc. (VF Holding), Term Loan (2016)
4.250%, 06/30/2023	3,349	3,353
		76,124

Consumer Nondurables — 0.3%
Galleria Co., Term Loan
4.000%, 09/29/2023	3,552	3,574
Prestige Brands, Term Loan B-4, 1st Lien
3.795%, 01/26/2024	1,519	1,531
		5,105

Diversified Media — 0.1%
Harland Clarke, Cov-Lite, Term Loan B, 1st Lien
6.596%, 02/09/2022	424	424
6.468%, 02/09/2022	922	921
		1,345

Entertainment And Leisure — 0.5%
AMC Entertainment, Term Loan
3.249%, 12/15/2022	6,274	6,307
Seaworld, Term Loan B-2
3.400%, 05/14/2020	1,975	1,969
UFC Holdings LLC, 1st Lien
4.260%, 08/18/2023	1,538	1,546
		9,822

SEI Institutional Investments Trust / Annual Report / May 31, 2017	95

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Environmental Services — 0.1%
Emerald 2 Ltd.
5.000%, 05/14/2021	$200	$189
Emerald 2 Ltd., Term Loan
5.147%, 05/14/2021	235	223
Waste Industries USA, Inc., Term B Loan, 1st Lien
3.733%, 02/27/2020	2,793	2,816
		3,228

Financial Services — 0.3%
Focus Financial Partners
0.000%, 05/22/2024 (C)	2,543	2,558
Gulf Finance LLC, 1st Lien
6.300%, 08/25/2023	860	823
LBM Borrower, LLC, 1st Lien
6.397%, 08/20/2022	482	483
LBM, Term Loan Lien 1
6.452%, 08/20/2022	1,156	1,160
LPL Holdings, Inc. Term Loan B
3.921%, 03/11/2024	724	727
3.609%, 03/11/2024	724	728
		6,479

Food And Beverage — 0.2%
Advance Pierre Foods, Cov-Lite, 1st Lien
6.000%, 06/02/2023	1,017	1,017
JBS USA, Term Loan B, 1st Lien
3.495%, 10/30/2022	3,106	3,058
Post Holdings, Term Loan B, 1st Lien
0.000%, 05/17/2024 (C)	2,320	2,332
		6,407

Gaming And Hotels — 0.9%
Boyd Gaming Corp, Term Loan B (2017)
3.448%, 09/15/2023	3,251	3,265
CCM Merger, Term Loan
3.826%, 08/06/2021	1,588	1,596
ClubCorp Club Operations
0.000%, 12/15/2022 (C)	1,767	1,777
ESH Hospitality, Inc., Repriced Term Loan, 1st Lien
3.493%, 08/30/2023	2,985	3,001
Mohegan Tribal Gaming, Term Loan B (2016)
5.045%, 10/13/2023	5,571	5,617
Penn National Gaming, Term Loan B, 1st Lien
3.524%, 01/19/2024	855	860
Scientific Games International, Inc., Initial Term B-3 Loan,
5.076%, 10/01/2021	522	530
5.010%, 10/01/2021	6	6
Scientific Games, Cov-Lite, Term Loan B-3, 1st Lien
5.076%, 10/01/2021	1,925	1,953

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Station Casinos, 1st Lien
3.500%, 06/08/2023	$2,754	$2,752
		21,357

Health Care — 3.8%
Acadia Healthcare Company, 1st Lien
3.995%, 02/11/2022	1,369	1,379
3.995%, 02/16/2023	3,259	3,286
Alere, Term Loan B, 1st Lien
4.250%, 06/20/2022	5,952	5,974
American Renal Holdings, Term Loan, 1st Lien
4.750%, 08/20/2019	5,288	5,270
BPA Laboratories, 2nd Lien
3.672%, 04/29/2020	357	275
DaVita HealthCare Partners, Term Loan B
3.743%, 06/24/2021	3,927	3,955
DJO Finance LLC, Initial Term Loan, 1st Lien
4.250%, 06/08/2020	4,722	4,668
Envision Healthcare, Term Loan B
4.150%, 12/01/2023	5,756	5,815
Equinox Holdings Inc, 1st Lien
4.250%, 03/08/2024	6,098	6,150
Equinox Holdings Inc, Second Lien
8.000%, 09/06/2024	2,050	2,084
Grifols Worldwide Operations Limited, Tranche B Term Loan, 1st Lien
3.200%, 01/31/2025	4,003	4,010
Immucor, Term Loan B
5.000%, 08/17/2018	3,128	3,114
Jaguar Holdings
3.790%, 08/18/2022	3,300	3,304
3.790%, 08/18/2022	2,937	2,941
Life Time Fitness
4.000%, 06/10/2022	4,635	4,647
NBTY, Cov-Lite, Term Loan B, 1st Lien
4.647%, 05/05/2023	3,786	3,786
Radnet Management, 1st Lien
6.250%, 06/30/2023	71	72
4.405%, 06/30/2023	5,501	5,545
Siemens Audiology, 1st Lien
4.147%, 01/17/2022	2,758	2,787
Sterigenics-Nordion Holdings
4.150%, 05/15/2022	6,697	6,664
U.S. Renal Care, Inc., Initial Term Loan, 1st Lien
5.397%, 12/30/2022	5,453	5,323
Valeant, Term Loan B
5.750%, 04/01/2022	1,842	1,875
		82,924

96	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Home Furnishings — 0.1%
Innocor, Cov-Lite, 1st Lien
5.776%, 02/05/2024	$2,529	$2,526

Insurance — 1.5%
Amwins, Term Loan B, 1st Lien
3.750%, 01/25/2024	2,756	2,758
Asurion, LLC (fka Asurion Corporation), Replacement B-2 Term Loan,
4.243%, 07/08/2020	1,277	1,281
Asurion, LLC (fka Asurion Corporation), Replacement B-4 Term Loan,
4.250%, 08/04/2022	1,531	1,538
Asurion, LLC (fka Asurion Corporation), Replacement B-5 Term Loan, 2nd Lien
4.045%, 11/03/2023	1,373	1,383
Asurion, LLC (fka Asurion Corporation), Term Loan,
8.545%, 03/03/2021	5,650	5,704
HUB International, Ltd., Term Loan
4.037%, 10/02/2020	22	22
HUB International, Ltd., Term Loan B, 1st Lien
4.172%, 10/02/2020	8,330	8,373
Hyperion Insurance, Term Loan, 1st Lien
5.500%, 04/29/2022	1,563	1,572
Multiplan Cov-Lite, 1st Lien
4.897%, 06/07/2023	2,662	2,668
York Risk Services Holding, Term Loan B
4.897%, 10/01/2021	3,999	3,905
York Risk Services, Cov-Lite, 1st Lien
4.897%, 10/01/2021	432	422
		29,626

Leasing — 0.3%
Avolon, Term Loan B, 1st Lien
3.760%, 01/20/2022	3,850	3,898
CH Holdings, 1st Lien
4.045%, 02/01/2024	709	714
CH Holdings, Cov-Lite, 2nd Lien
8.250%, 02/03/2025	468	479
PSAV Holdings, 1st Lien
4.674%, 04/25/2024	963	962
4.500%, 04/25/2024	925	924
		6,977

Machinery — 0.5%
Columbus McKinnon, Term Loan B, 1st Lien
4.147%, 01/31/2024	1,172	1,177
Generac Power Systems
3.398%, 05/31/2023	2,353	2,365
RBS Global (Rexnord LLC), Term B Loan Refinancing, 1st Lien
3.903%, 08/21/2023	1,388	1,393

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
3.903%, 08/21/2023	$1,295	$1,301
3.754%, 08/21/2023	282	283
Terex, Cov-Lite, 1st Lien
3.540%, 01/31/2024	3,945	3,953
		10,472

Manufacturing — 0.2%
Misys, Term Loan B, 1st Lien
0.000%, 04/26/2024	3,698	3,705

Media — 1.6%
Cumulus Media Holdings Inc. , Term Loan, 1st Lien
4.250%, 12/23/2020	3,763	2,981
MCC Iowa, 1st Lien
3.450%, 01/29/2021	3,032	3,044
Mission Broadcasting, Term Loan B
3.999%, 01/17/2024	443	447
Nexstar Broadcasting, Term Loan B
3.999%, 01/17/2024	4,521	4,559
Numericable U.S. LLC (SFR), Term Loan B-11
3.944%, 06/22/2025	1,725	1,717
Townsquare Media, 1st Lien
4.000%, 04/01/2022	2,074	2,080
Tribune Media Company, Term Loan C
3.993%, 01/26/2024	2,671	2,679
Univision Comm (fka Umbrella) 2017 Replacement, Term Loan
3.795%, 03/15/2024	6,339	6,284
UPC Financing, Term Loan 4, 1st Lien
3.739%, 04/15/2025	6,951	6,986
Virgin Media Investment Holdings, 1st Lien
3.739%, 01/31/2025	3,124	3,136
WaveDivision Holdings, Term Loan, 2nd Lien
3.790%, 10/15/2019	10	10
WaveDivision Holdings, Term Loan, Tranche 1
3.930%, 10/15/2019	3,875	3,881
		37,804

Metals & Mining — 0.3%
Dynacast, Term Loan B-1
4.397%, 01/28/2022	1,853	1,859
Murray Energy Corporation, Term B-2 Loan, 1st Lien
8.397%, 04/16/2020	3,461	3,265
Peabody Energy, Exit Term Loan, 1st Lien
5.500%, 02/08/2022	2,233	2,235
		7,359

Metals/Minerals — 0.2%
Fairmount Minerals, Ltd., Term Loan B-2, 1st Lien
4.647%, 09/05/2019	4,059	3,955

SEI Institutional Investments Trust / Annual Report / May 31, 2017	97

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Oil & Gas — 1.2%
California Resources, 1st Lien
11.375%, 12/31/2021	$1,190	$1,316
Chesapeake Energy, 1st Lien
8.684%, 08/23/2021	1,495	1,611
Chief Exploration & Development LLC, Term Loan,
7.932%, 05/16/2021	3,391	3,306
Energy Transfer Equity, L.P., Loan, 1st Lien
3.745%, 02/02/2024	4,685	4,680
FTS International, Term Loan B
5.750%, 04/16/2021	5,260	4,587
MEG Energy Corp., Initial Term Loan, 1st Lien
4.680%, 12/31/2023	2,347	2,340
4.550%, 12/31/2023	1,597	1,591
Pardus Oil & Gas, LLC, 1st Lien
5.000%, 05/13/2022	220	11
Pardus Oil and Gas, LLC (fka Energy & Exploration Partners, LLC), Tranche A Term Loan, 1st Lien
13.000%, 11/12/2021	427	410
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan,
4.147%, 02/21/2021	4,790	3,281
Summit Midstream Partners Term Loan B
7.045%, 05/16/2022	1,963	1,998
		25,131

Personal Services — 0.0%
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 1st Lien
4.250%, 04/02/2020	498	480
Weight Watchers International, Term Loan, Tranche B-2
4.400%, 04/02/2020	812	784
		1,264

Printing & Publishing — 0.4%
Dex Media, Exit Term Loan, 1st Lien
11.000%, 07/29/2021	246	252
DH Publishing
3.492%, 08/21/2023	1,109	1,111
Fort Dearborn Company, Lien 1
5.150%, 10/19/2023	477	479
Fort Dearborn Holding Company, 1st Lien
5.150%, 10/19/2023	225	226
5.000%, 10/19/2023	13	13
Houghton Mifflin Harcourt Publishers, Term Loan, 1st Lien
4.044%, 05/28/2021	2,849	2,690
Learfield Communications, Lien 1
4.250%, 12/01/2023	1,516	1,533

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Lee Enterprises, Term Loan B
7.250%, 03/31/2019	$643	$641
McGraw-Hill Global Education Holdings, LLC, Term B Loan,
5.045%, 05/04/2022	1,350	1,334
		8,279

Professional & Business Services — 1.6%
Acosta, Term Loan B, 1st Lien
4.250%, 09/26/2021	1,525	1,420
Affinion Group
0.000%, 05/10/2022 (C)	950	966
Ceridian, Cov-Lite
4.647%, 09/15/2020	1	1
Ceridian, Cov-Lite, 1st Lien
4.544%, 09/15/2020	98	98
Checkout Holding Corp., Term B Loan,
4.500%, 04/09/2021	3,087	2,722
Conduent, Term Loan B
4.993%, 12/07/2023	2,516	2,554
Engility Coporation, Term Loan B-2, 1st Lien
4.750%, 08/14/2023	1,252	1,264
Engility, Term Loan B2
4.795%, 08/14/2023	21	21
Envigo Holdings, Lien 1
9.540%, 11/03/2021	1,450	1,434
Flex Acquisition Company, Inc., Initial Term Loan, 1st Lien
4.398%, 12/29/2023	2,900	2,915
Garda World
0.000%, 05/12/2024 (C)	2,770	2,775
Infinity Acquisition, LLC, Term Loan B, 1st Lien
4.147%, 08/06/2021	1,645	1,632
Nelson Education
0.000%, 10/01/2020 *(C)	92	4
Press Ganey, Term Loan
4.250%, 10/23/2023	499	499
Redtop Acquisitions, Ltd., Term Loan, 1st Lien
4.672%, 12/03/2020	605	607
SAI Global, Term Loan B, 1st Lien
5.677%, 12/08/2023	885	898
5.647%, 12/08/2023	717	727
Team Health, 1st Lien
3.795%, 02/06/2024	4,328	4,302
Tempo Acquistion, Term Loan B, 1st Lien
3.995%, 04/19/2024	4,510	4,524
Trans Union LLC, Replacement Term Loan
3.545%, 04/09/2023	6,311	6,369
		35,732

98	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Real Estate — 0.4%
Communications Sales & Leasing, Inc. (CSL Capital, LLC), Shortfall Term Loan, 1st Lien
4.045%, 10/24/2022	$5,553	$5,579
RE/MAX, LLC (fka RE/MAX International, LLC), Term Loan, 1st Lien
3.868%, 12/15/2023	1,996	1,998
		7,577

Retail Food & Drug — 0.3%
Albertson's LLC, 2016-2, Term B-4 Loan, 1st Lien
3.992%, 08/25/2021	853	858
Albertsons, LLC, Term Loan B-6
4.302%, 06/22/2023	1,064	1,071
BJ's Wholesale Club, Cov-Lite, Term Loan B, 1st Lien
4.750%, 02/03/2024	1,981	1,977
General Nutrition Centers, Inc., Amended Tranche B Term Loan, 1st Lien
3.500%, 03/04/2019	4,887	4,396
		8,302

Retailing — 1.7%
1011778 BC, Term Loan B-2
3.397%, 02/16/2024	600	601
3.250%, 02/16/2024	885	886
Academy Sports Ltd., 1st Lien
5.172%, 07/01/2022	2,049	1,649
Academy, Ltd., Initial Term Loan,
5.102%, 07/01/2022	1,466	1,180
5.040%, 07/01/2022	11	9
5.037%, 07/01/2022	611	491
Harbor Freight Tools, Cov-Lite, 1st Lien
4.243%, 08/18/2023	6,381	6,375
J.C. Penney Corporation, Inc. , Loan (2016)
5.304%, 06/23/2023	5,133	5,064
Landry's, Term Loan B (2016)
3.745%, 10/04/2023	1,136	1,136
LSF9 Atlantis Holdings
7.000%, 04/21/2023	6,240	6,299
Michaels Stores, 1st Lien
3.750%, 01/30/2023	1,161	1,159
Michaels Stores, Initial Term Loan
3.750%, 01/30/2023	1,459	1,457
Michaels Stores, Term Lona B
3.750%, 01/30/2023	909	908
Park City, 1st Lien
4.180%, 08/19/2022	1,200	1,200
4.030%, 08/19/2022	89	90
Petco Animal Supplies, Inc., Term Loan,
4.172%, 01/26/2023	2,606	2,419

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
PetSmart, Inc., Tranche B-2 Loan, 1st Lien
4.010%, 03/11/2022	$1,081	$1,038
Seminole Hard Rock Entertainment, Term Loan B
3.897%, 05/14/2020	3,159	3,163
		35,124

Steel — 0.1%
Zekelman Industries, 1st Lien
4.906%, 06/14/2021	1,274	1,286

Telecommunications — 2.6%
Centurylink
0.000%, 01/15/2025 (C)	1,756	1,753
Colorado Buyer, Second Lien
8.420%, 03/14/2025	1,489	1,507
Colorado Buyer, Term Loan B
4.170%, 03/15/2024	1,580	1,588
Digicel
0.000%, 05/10/2024 (C)	2,155	2,173
DigitalGlobe, 1st Lien
3.795%, 01/15/2024	4,292	4,297
Genesys 1st Lien
5.158%, 12/01/2023	32	33
Greeneden U.S. Holdings I, LLC, Tranche B-1 Dollar Term Loan,
5.158%, 12/01/2023	78	78
Intelsat Jackson Holdings S.A., Tranche B-2 Term Loan,
3.887%, 06/30/2019 (A)	5,143	5,076
Level 3 Financing, Term Loan B, 1st Lien
3.260%, 02/22/2024	5,500	5,507
Light Tower Fiber, LLC, Term Loan B
4.397%, 04/13/2020	4,849	4,867
Masergy Communications, 1st Lien
5.578%, 12/15/2023	1,269	1,277
Radiate Holdco, Term Loan B
3.993%, 02/01/2024	2,565	2,569
SBA Finance, Incremental Term Loan, 1st Lien
3.250%, 06/10/2022	5,420	5,429
Syniverse Holdings
4.172%, 04/23/2019	4,518	4,296
Syniverse Holdings, Inc., Tranche B Term Loan, 1st Lien
4.147%, 04/23/2019	695	669
Telenet, 1st Lien
3.739%, 06/02/2025	3,050	3,062
WideOpenWest Finance LLC, Lien 1
4.545%, 08/18/2023	15	15
WideOpenWest Finance LLC, Term Loan B
4.554%, 08/18/2023	5,764	5,794
WMG Acquis
3.510%, 11/01/2023	4,162	4,169

SEI Institutional Investments Trust / Annual Report / May 31, 2017	99

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Zayo Group, 1st Lien
3.510%, 01/19/2024	$1,994	$2,007
		56,166

Transportation — 0.3%
Pregis, 1st Lien
4.647%, 05/20/2021	1,487	1,492
Syncreon Global Finance (US) Inc. (Syncreon Group B.V.), Term Loan, 1st Lien
5.250%, 10/28/2020	5,987	5,235
		6,727

Utilities — 0.5%
Calpine, Term Loan, 1st Lien
3.900%, 01/15/2024	5,009	4,997
Dynegy, Term Loan
4.250%, 02/07/2024	962	960
Vistra Operations Company LLC, 1st Lien
3.743%, 08/04/2023	4,627	4,593
Vistra Operations Company LLC, 2016 Incremental Term Loan
4.283%, 12/14/2023	608	608
4.250%, 12/14/2023	1,843	1,844
		13,002
Total Loan Participations (Cost $603,211) ($ Thousands)		601,035

ASSET-BACKED SECURITIES — 26.4%

Automotive — 2.8%
American Credit Acceptance Receivables Trust, Ser 2017-2, Cl A
1.840%, 07/13/2020 (B)	1,025	1,025
AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl D
2.420%, 05/08/2019	5,630	5,642
AmeriCredit Automobile Receivables Trust, Ser 2013-4, Cl C
2.720%, 09/09/2019	730	732
AmeriCredit Automobile Receivables Trust, Ser 2014-2, Cl A3
0.940%, 02/08/2019	7	7
AmeriCredit Automobile Receivables Trust, Ser 2014-3, Cl A3
1.150%, 06/10/2019	271	271
AmeriCredit Automobile Receivables Trust, Ser 2015-1, Cl A3
1.260%, 11/08/2019	342	342
AmeriCredit Automobile Receivables Trust, Ser 2015-4, Cl A2A
1.260%, 04/08/2019	65	65

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust, Ser 2015-4, Cl A2B
1.739%, 04/08/2019 (A)	$457	$457
AmeriCredit Automobile Receivables Trust, Ser 2016-1, Cl A2A
1.520%, 06/10/2019	1,335	1,335
AmeriCredit Automobile Receivables Trust, Ser 2016-1, Cl A2B
1.739%, 06/10/2019 (A)	765	766
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl A2A
1.420%, 10/08/2019	1,951	1,952
AmeriCredit Automobile Receivables Trust, Ser 2016-3, Cl A3
1.460%, 05/10/2021	140	140
Americredit Automobile Receivables Trust, Ser 2016-4, Cl A2A
1.340%, 04/08/2020	448	448
AmeriCredit Automobile Receivables Trust, Ser 2017-2, Cl A2A
1.650%, 09/18/2020	300	300
ARI Fleet Lease Trust, Ser 2017-A, Cl A2
1.910%, 04/15/2026 (B)	225	225
Capital Auto Receivables Asset Trust, Ser 2015- 1, Cl A3
1.610%, 06/20/2019	791	791
Capital Auto Receivables Asset Trust, Ser 2015- 4, Cl A2
1.620%, 03/20/2019	750	750
CarMax Auto Owner Trust, Ser 2013-2, Cl A4
0.840%, 11/15/2018	374	374
CarMax Auto Owner Trust, Ser 2014-1, Cl A4
1.320%, 07/15/2019	980	980
CarMax Auto Owner Trust, Ser 2014-3, Cl A3
1.160%, 06/17/2019	1,971	1,970
CarMax Auto Owner Trust, Ser 2015-4, Cl A2A
1.090%, 04/15/2019	155	155
CarMax Auto Owner Trust, Ser 2015-4, Cl A3
1.560%, 11/16/2020	850	850
CarMax Auto Owner Trust, Ser 2016-4, Cl A2
1.210%, 11/15/2019	2,956	2,951
Chesapeake Funding II LLC, Ser 2016-2A, Cl A2
1.994%, 06/15/2028 (A)(B)	1,000	1,005
Chesapeake Funding II LLC, Ser 2017-2A, Cl A1
1.990%, 07/15/2029 (B)	525	525
Chrysler Capital Auto Receivables Trust, Ser 2014-AA, Cl A4
1.310%, 05/15/2019 (B)	41	41
Chrysler Capital Auto Receivables Trust, Ser 2016-BA, Cl A3
1.640%, 07/15/2021 (B)	915	914

100	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Enterprise Fleet Financing LLC, Ser 2016-2, Cl A2
1.740%, 02/22/2022 (B)	$371	$371
First Investors Auto Owner Trust, Ser 2014-1A, Cl A3
1.490%, 01/15/2020 (B)	109	109
First Investors Auto Owner Trust, Ser 2016-2A, Cl A2
1.870%, 11/15/2021 (B)	1,000	1,000
First Investors Auto Owner Trust, Ser 2017-1A, Cl A1
1.690%, 04/15/2021 (B)	207	206
Flagship Credit Auto Trust, Ser 2014-2, Cl A
1.430%, 12/16/2019 (B)	229	228
Flagship Credit Auto Trust, Ser 2017-2, Cl A
1.850%, 07/15/2021 (B)	465	465
Ford Credit Auto Lease Trust, Ser 2015-B, Cl B
1.920%, 03/15/2019	465	464
GLS Auto Receivables Trust, Ser 2016-1A, Cl A
2.730%, 10/15/2020 (B)	218	217
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl A3
1.530%, 09/20/2018	683	684
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl B
2.140%, 06/20/2019	670	672
GM Financial Automobile Leasing Trust, Ser 2015-3, Cl A2A
1.170%, 06/20/2018	257	257
GM Financial Automobile Leasing Trust, Ser 2016-2, Cl A3
1.620%, 09/20/2019	1,025	1,026
GM Financial Automobile Leasing Trust, Ser 2016-3, Cl A2B
1.353%, 02/20/2019 (A)	901	900
Hertz Fleet Lease Funding, Ser 2014-1, Cl A
1.389%, 04/10/2028 (A)(B)	286	286
Honda Auto Receivables Owner Trust, Ser 2014-1, Cl A4
1.040%, 02/21/2020	877	877
Honda Auto Receivables Owner Trust, Ser 2014-3, Cl A4
1.310%, 10/15/2020	3,502	3,501
Huntington Auto Trust, Ser 2015-1, Cl A3
1.240%, 09/16/2019	547	546
Huntington Auto Trust, Ser 2016-1, Cl A2
1.290%, 05/15/2019	600	600
Hyundai Auto Lease Securitization Trust, Ser 2016-B, Cl A3
1.520%, 10/15/2019 (B)	265	265
Hyundai Auto Lease Securitization Trust, Ser 2017-A, Cl A2A
1.560%, 07/15/2019 (B)	700	699

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust, Ser 2015-A, Cl A3
1.050%, 04/15/2019	$1,675	$1,674
Mercedes Benz Auto Lease Trust, Ser 2015-B, Cl A3
1.340%, 07/16/2018	675	675
Mercedes-Benz Auto Lease Trust, Ser 2016-B, Cl A2
1.150%, 01/15/2019	957	956
Nissan Auto Lease Trust, Ser 2015-B, Cl A3
1.540%, 04/16/2018	1,542	1,542
Nissan Auto Lease Trust, Ser 2016-B, Cl A2B
1.274%, 12/17/2018 (A)	881	882
Prestige Auto Receivables Trust, Ser 2016-1A, Cl A2
1.780%, 08/15/2019 (B)	201	201
Santander Drive Auto Receivables Trust, Ser 2013-1, Cl D
2.270%, 01/15/2019	3,779	3,786
Santander Drive Auto Receivables Trust, Ser 2014-4, Cl C
2.600%, 11/16/2020	1,220	1,226
Santander Drive Auto Receivables Trust, Ser 2015-5, Cl A3
1.580%, 09/16/2019	244	244
Santander Drive Auto Receivables Trust, Ser 2016-1, Cl A2B
1.774%, 07/15/2019 (A)	606	606
Santander Drive Auto Receivables Trust, Ser 2017-1, Cl A2
1.490%, 02/18/2020	115	115
Santander Drive Auto Receivables Trust, Ser 2017-2, Cl A2
1.600%, 03/16/2020	525	525
Securitized Term Auto Receivables Trust, Ser 2017-1A, Cl A2A
1.510%, 04/25/2019 (B)	380	380
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A2A
1.020%, 10/15/2018	2,209	2,207
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A3
1.300%, 04/15/2020	130	130
Volkswagen Auto Loan Enhanced Trust, Ser 2013-2, Cl A4
1.160%, 03/20/2020	376	376
Westlake Automobile Receivables Trust, Ser 2016-2A, Cl A2
1.570%, 06/17/2019 (B)	834	834
Westlake Automobile Receivables Trust, Ser 2016-2A, Cl B
2.300%, 11/15/2019 (B)	545	546

SEI Institutional Investments Trust / Annual Report / May 31, 2017	101

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust, Ser 2017-1A, Cl A2
1.780%, 04/15/2020 (B)	$405	$405
Wheels SPV 2 LLC, Ser 2014-1A, Cl A3
1.460%, 03/20/2023 (B)	741	741
Wheels SPV 2 LLC, Ser 2015-1A, Cl A2
1.270%, 04/22/2024 (B)	2,145	2,143
Wheels SPV 2 LLC, Ser 2016-1A, Cl A2
1.590%, 05/20/2025 (B)	2,500	2,495
World Omni Auto Receivables Trust, Ser 2015- B, Cl A2A
0.960%, 07/15/2019	194	193
World Omni Auto Receivables Trust, Ser 2016- B, Cl A2
1.100%, 01/15/2020	476	476
		61,744

Credit Cards — 3.5%
American Express Credit Account Master Trust, Ser 2013-1, Cl A
1.409%, 02/16/2021 (A)	310	311
American Express Credit Account Master Trust, Ser 2014-1, Cl A
1.359%, 12/15/2021 (A)	5,000	5,023
American Express Credit Account Master Trust, Ser 2014-2, Cl A
1.260%, 01/15/2020	8,479	8,479
BA Credit Card Trust, Ser 2014-A1, Cl A
1.369%, 06/15/2021 (A)	4,000	4,018
BA Credit Card Trust, Ser 2015-A1, Cl A
1.319%, 06/15/2020 (A)	5,000	5,010
Cabela's Credit Card Master Note Trust, Ser 2012-2A, Cl A2
1.469%, 06/15/2020 (A)(B)	3,500	3,500
Cabela's Credit Card Master Note Trust, Ser 2013-2A, Cl A2
1.639%, 08/16/2021 (A)(B)	750	754
Cabela's Credit Card Master Note Trust, Ser 2014-2, Cl A
1.439%, 07/15/2022 (A)	5,250	5,269
Cabela's Credit Card Master Note Trust, Ser 2016-1, Cl A1
1.780%, 06/15/2022	640	639
Cabela's Credit Card Master Note Trust, Ser 2016-1, Cl A2
1.839%, 06/15/2022 (A)	2,000	2,021
Capital One Multi-Asset Execution Trust, Ser 2014-A4, Cl A
1.349%, 06/15/2022	4,000	4,010
Capital One Multi-Asset Execution Trust, Ser 2014-A5, Cl A5
1.480%, 07/15/2020	3,000	3,002

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
CARDS II Trust, Ser 2016-1A, Cl A
1.694%, 07/15/2021 (A)(B)	$415	$417
Chase Issuance Trust, Ser 2014-A6, Cl A6
1.260%, 07/15/2019	9,100	9,100
Chase Issuance Trust, Ser 2016-A5, Cl A5
1.270%, 07/15/2021	850	844
Chase Issuance Trust, Ser 2016-A6, Cl A6
1.100%, 01/15/2020	2,278	2,274
Citibank Credit Card Issuance Trust, Ser 2008- A2, Cl A2
2.167%, 01/23/2020 (A)	5,000	5,036
Citibank Credit Card Issuance Trust, Ser 2013- A2, Cl A2
1.309%, 05/26/2020 (A)	6,915	6,929
Discover Card Execution Note Trust, Ser 2014- A1, Cl A1
1.419%, 07/15/2021 (A)	5,000	5,024
Evergreen Credit Card Trust, Ser 2016-1, Cl A
1.709%, 04/15/2020 (A)(B)	1,800	1,807
Synchrony Credit Card Master Note Trust, Ser 2015-2, Cl A
1.600%, 04/15/2021	1,100	1,101
Trillium Credit Card Trust II, Ser 2016-1A, Cl A
1.753%, 05/26/2021 (A)(B)	950	955
		75,523

Mortgage Related Securities — 3.2%
ABFC Trust, Ser 2005-OPT1, Cl M1
1.451%, 07/25/2035 (A)	3,148	3,087
ABFC Trust, Ser 2005-WF1, Cl A2C
1.611%, 12/25/2034 (A)	757	757
ABFC Trust, Ser 2005-WF1, Cl M1
1.564%, 11/25/2034 (A)	3,880	3,776
Accredited Mortgage Loan Trust, Ser 2005-2, Cl M2
1.431%, 07/25/2035 (A)	2,911	2,879
Accredited Mortgage Loan Trust, Ser 2006-2, Cl M1
1.261%, 09/25/2036 (A)	1,230	869
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-3, Cl M1
1.924%, 09/25/2034 (A)	2,978	2,920
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2005-3, Cl M1
1.461%, 08/25/2035 (A)	2,086	2,067
Argent Securities Asset-Backed Pass-Through Certificates, Ser 2004-W7, Cl M3
2.104%, 05/25/2034 (A)	1,709	1,640

102	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Asset Backed Securities Home Equity Loan Trust, Ser 2004-HE1, Cl M1
2.039%, 01/15/2034 (A)	$2,262	$2,214
Bear Stearns Second Lien Trust, Ser 2007- SV1A, Cl A2
1.631%, 12/25/2036 (A)(B)	625	617
BNC Mortgage Loan Trust, Ser 2007-2, Cl A2
1.124%, 05/25/2037 (A)	153	151
Countrywide Asset-Backed Certificates, Ser 2006-S8, Cl A3
5.555%, 04/25/2036 (A)	1,501	1,496
GMACM Home Equity Loan Trust, Ser 2007-HE1, Cl A4
5.952%, 08/25/2037 (A)	1,068	1,108
GMACM Home Equity Loan Trust, Ser 2007-HE1, Cl A5
5.705%, 08/25/2037 (A)	2,266	2,320
Home Equity Asset Trust, Ser 2004-1, Cl M1
1.936%, 06/25/2034 (A)	5,488	5,426
Home Equity Asset Trust, Ser 2005-7, Cl M1
1.474%, 01/25/2036 (A)	4,660	4,637
Home Equity Asset Trust, Ser 2005-8, Cl M1
1.454%, 02/25/2036 (A)	3,300	3,267
Home Equity Asset Trust, Ser 2006-3, Cl M1
1.414%, 07/25/2036 (A)	4,060	3,512
Master Asset Backed Securities Trust, Ser 2005-WF1, Cl M2
1.421%, 06/25/2035 (A)	6,016	5,951
Merrill Lynch Mortgage Investors Trust, Ser 2006-FF1, Cl M4
1.394%, 08/25/2036 (A)	2,460	2,384
Morgan Stanley ABS Capital I Trust, Ser 2004- HE7,Cl M1
1.891%, 08/25/2034 (A)	2,949	2,862
Morgan Stanley Dean Witter Capital I Trust, Ser 2002-HE2, Cl A1
1.884%, 08/25/2032 (A)(B)	3,234	3,197
New Century Home Equity Loan Trust, Ser 2005-4, Cl M2
1.501%, 09/25/2035 (A)	5,000	4,887
RASC Trust, Ser 2005-EMX3, Cl M3
1.451%, 09/25/2035 (A)	3,000	2,940
Terwin Mortgage Trust, Ser 2005-7SL, Cl M1
1.714%, 07/25/2035 (A)(B)	335	328
Terwin Mortgage Trust, Ser 2006-1, Cl 1A3
1.371%, 01/25/2037 (A)(B)	2,132	2,113
Terwin Mortgage Trust, Ser 2006-3, Cl 1A2
1.254%, 04/25/2037 (A)(B)	2,036	2,008
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2005-3, Cl M4
1.614%, 11/25/2035 (A)	1,530	1,530
		70,943

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Other Asset-Backed Securities — 16.9%
ABFC Trust, Ser 2004-OPT5, Cl M1
2.116%, 03/25/2034 (A)	$116	$101
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
1.671%, 01/25/2035 (A)	94	93
Accredited Mortgage Loan Trust, Ser 2006-2, Cl A4
1.251%, 09/25/2036 (A)	8,100	7,487
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-3, Cl A2B
2.091%, 09/25/2034 (A)	88	88
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
1.711%, 10/25/2034 (A)	282	279
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2005-4, Cl M1
1.441%, 10/25/2035 (A)	2,914	2,886
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	1,100	1,101
Ally Master Owner Trust, Ser 2014-5, Cl A2
1.600%, 10/15/2019	1,000	1,001
Alterna Funding I LLC, Ser 2014-1A
1.639%, 02/15/2021 (B)	342	339
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Ser 2004-R2, Cl A1A
1.714%, 04/25/2034 (A)	2,150	2,128
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Ser 2005-R11, Cl M1
1.441%, 01/25/2036 (A)	3,310	3,273
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Ser 2005-R7, Cl M2
1.491%, 09/25/2035 (A)	2,125	2,075
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Ser 2005-R9, Cl AF6
5.325%, 11/25/2035	131	134
AMMC CLO XII, Ser 2013-12A, Cl C
3.834%, 05/10/2025 (A)(B)	1,500	1,503
AMMC CLO XII, Ser 2013-12A, Cl E
6.185%, 05/10/2025 (A)(B)	1,000	1,002
AMMC CLO XIV, Ser 2014-14A, Cl A1L
2.606%, 07/27/2026 (A)(B)	2,350	2,353
Apidos CLO XII, Ser 2013-12A, Cl A
2.123%, 04/15/2025 (A)(B)	500	500
Apidos CLO XVII, Ser 2016-17A, Cl A1R
2.468%, 04/17/2026 (A)(B)	1,000	1,000

SEI Institutional Investments Trust / Annual Report / May 31, 2017	103

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Ares Enhanced Loan Investment Strategy IR, Ser 2013-IRAR, Cl A1A
2.403%, 07/23/2025 (A)(B)	$4,000	$4,006
Argent Securities, Ser 2006-W2, Cl A2B
1.181%, 03/25/2036 (A)	1,282	677
ARL First LLC, Ser 2012-1A, Cl A1
2.744%, 12/15/2042 (A)(B)	1,271	1,236
Atlas Senior Loan Fund IV, Ser 2014-2A, Cl A1L
2.682%, 02/17/2026 (A)(B)	3,000	3,001
Atrium X, Ser 2013-10A, Cl B2
2.930%, 07/16/2025 (B)	2,500	2,465
Atrium XI, Ser 2017-11A, Cl BR
2.653%, 10/23/2025 (A)(B)	1,500	1,498
Avery Point IV CLO, Ser 2017-1A, Cl AR
2.256%, 04/25/2026 (A)(B)	630	630
Battalion CLO, Ser 2007-1A, Cl C
1.958%, 07/14/2022 (A)(B)	2,500	2,498
Battalion CLO, Ser 2007-1A, Cl D
3.308%, 07/14/2022 (A)(B)	1,500	1,516
Battalion CLO, Ser 2007-1A, Cl E
5.408%, 07/14/2022 (A)(B)	600	601
Bear Stearns Asset-Backed Securities I Trust, Ser 2006-EC1, Cl M1
1.434%, 12/25/2035 (A)	1,589	1,573
Black Diamond CLO, Ser 2013-A, Cl A1
2.608%, 02/06/2026 (A)(B)	12,000	12,011
Blackbird Capital Aircraft Lease Securitization, Ser 2016-1A, Cl AA
2.487%, 12/16/2041 (B)	1,773	1,765
Bluemountain CLO, Ser 2016-4A, Cl A1R
2.550%, 11/30/2026 (A)(B)	3,500	3,501
Brookside Mill CLO, Ser 2013-1A, Cl A1
2.308%, 04/17/2025 (A)(B)	4,500	4,505
Canaras Summit CLO, Ser 2007-1A, Cl D
3.402%, 06/19/2021 (A)(B)	1,000	1,000
Canaras Summit CLO, Ser 2007-1A, Cl E
5.343%, 06/19/2021 (A)(B)	1,500	1,501
Carlyle Global Market Strategies CLO, Ser 2013-2A, Cl A1
2.308%, 04/18/2025 (A)(B)	1,000	1,000
Carlyle Global Market Strategies CLO, Ser 2013-3A, Cl A1A
2.278%, 07/15/2025 (A)(B)	2,750	2,751
Carlyle Global Market Strategies CLO, Ser 2016-1A, Cl AR
2.458%, 04/17/2025 (A)(B)	650	650
Cedar Funding VI CLO, Ser 2016-6A, Cl A1
2.352%, 10/20/2028 (A)(B)	3,500	3,506
Cent CDO, Ser 2007-15A, Cl A2B
1.460%, 03/11/2021 (A)(B)	3,415	3,316
Cent CDO, Ser 2007-15A, Cl C
3.370%, 03/11/2021 (A)(B)	1,500	1,491

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Cent CDO, Ser 2007-15A, Cl D
5.270%, 03/11/2021 (A)(B)	$1,000	$993
Cent CLO 20, Ser 2017-20A, Cl AR
2.256%, 01/25/2026 (A)(B)	1,245	1,244
Cent CLO, Ser 2016-22A, Cl A1R
2.589%, 11/07/2026 (A)(B)	3,100	3,109
CIFC Funding, Ser 2013-1A, Cl A1
2.173%, 04/16/2025 (A)(B)	265	265
CIFC Funding, Ser 2013-2A, Cl A3L
3.808%, 04/21/2025 (A)(B)	2,000	2,001
CIFC Funding, Ser 2016-3A, Cl A2R
2.789%, 01/29/2025 (A)(B)	745	745
Citigroup Mortgage Loan Trust, Ser 2005- OPT4, Cl M4
1.604%, 07/25/2035 (A)	3,670	3,622
Citigroup Mortgage Loan Trust, Ser 2007- WFH2, Cl A4
1.341%, 03/25/2037 (A)	2,890	2,854
CNH Equipment Trust, Ser 2016-B, Cl A2A
1.310%, 10/15/2019	177	177
CNH Equipment Trust, Ser 2016-C, Cl A2
1.260%, 02/18/2020	605	604
COA Summit CLO, Ser 2014-1A, Cl B
3.830%, 04/20/2023 (A)(B)	1,500	1,503
Conseco Financial, Ser 1995-6, Cl B1
7.700%, 09/15/2026	863	895
Conseco Financial, Ser 1997-3, Cl A5
7.140%, 03/15/2028	59	60
Conseco Financial, Ser 1997-3, Cl A6
7.320%, 03/15/2028	19	20
Conseco Financial, Ser 1997-7, Cl A7
6.960%, 07/15/2028 (A)	25	25
Conseco Financial, Ser 1997-8, Cl A
6.780%, 10/15/2027	1,433	1,483
CWABS Asset-Backed Certificates Trust, Ser 2004-10, Cl MV3
2.116%, 12/25/2034	4,450	4,477
CWABS Asset-Backed Certificates Trust, Ser 2004-5, Cl 3A
1.451%, 09/25/2034 (A)	17	17
CWABS Asset-Backed Certificates Trust, Ser 2005-3, Cl MV5
1.661%, 08/25/2035	2,960	2,966
CWABS Asset-Backed Certificates Trust, Ser 2006-11, Cl 3AV2
1.184%, 09/25/2046 (A)	3,510	3,306
CWHEQ Revolving Home Equity Loan Trust, Ser 2006-I, Cl 2A
1.129%, 01/15/2037 (A)	3,147	2,917
Denali Capital CLO, Ser 13-1A, Cl A2L
2.917%, 04/28/2025	1,250	1,251

104	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Dryden 30 Senior Loan Fund, Ser 2013-30A, Cl A
2.432%, 11/15/2025 (A)(B)	$5,000	$5,001
Dryden 31 Senior Loan Fund, Ser 2017-31A, Cl AR
2.238%, 04/18/2026 (A)(B)	1,595	1,594
Dryden 37 Senior Loan Fund, Ser 2015-37A, Cl A
2.523%, 04/15/2027 (A)(B)	4,360	4,364
Dryden 41 Senior Loan Fund, Ser 2015-41A, Cl A
2.522%, 01/15/2028 (A)(B)	3,000	3,003
Eastland CLO, Ser 2007-1A, Cl A3
1.434%, 05/01/2022 (A)(B)	5,350	5,298
Encore Credit Receivables Trust, Ser 2005-3, Cl M2
1.726%, 10/25/2035 (A)	471	469
Encore Credit Receivables Trust, Ser 2005-3, Cl M3
1.756%, 10/25/2035 (A)	2,600	2,506
Encore Credit Receivables Trust, Ser 2005-4, Cl M2
1.431%, 01/25/2036 (A)	3,444	3,381
FFMLT Trust, Ser 2005-FF8, Cl M1
1.481%, 09/25/2035 (A)	2,730	2,688
Figueroa CLO, Ser 2013-1A, Cl C
4.702%, 03/21/2024 (A)(B)	2,000	1,997
First Franklin Mortgage Loan Trust, Ser 2004- FF11, Cl M2
1.816%, 01/25/2035 (A)	3,378	3,341
First Franklin Mortgage Loan Trust, Ser 2005- FF3, Cl M4
1.891%, 04/25/2035 (A)	2,188	2,156
First Franklin Mortgage Loan Trust, Ser 2006- FF1, Cl 2A3
1.231%, 01/25/2036 (A)	104	103
First Franklin Mortgage Loan Trust, Ser 2006- FF9,Cl M1
1.241%, 06/25/2036 (A)	8,103	241
First Franklin Mortgage Loan Trust, Ser 2006- FFA, Cl A3
1.231%, 09/25/2026 (A)	218	115
First Franklin Mortgage Loan Trust, Ser 2006- FFB, Cl A2
1.251%, 12/25/2026 (A)	64	45
Ford Credit Floorplan Master Owner Trust A, Ser 2016-3, Cl B
1.750%, 07/15/2021	365	363
Ford Credit Floorplan Master Owner Trust A, Ser 2016-5, Cl A1
1.950%, 11/15/2021	600	602
Ford Credit Floorplan Master Owner Trust, Ser 2016-4, Cl A
1.524%, 07/15/2020 (A)	580	582

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Franklin CLO VI, Ser 2007-6A, Cl A
1.410%, 08/09/2019 (A)(B)	$126	$126
Gleneagles CLO, Ser 2005-1A, Cl D
2.934%, 11/01/2017 (A)(B)	145	145
GMACM Home Equity Loan Trust, Ser 2007- HE2, Cl A2
6.054%, 12/25/2037 (A)	1,484	1,454
GMACM Home Equity Loan Trust, Ser 2007- HE2, Cl A3
6.193%, 12/25/2037 (A)	553	542
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A2
1.494%, 05/15/2020 (A)(B)	575	577
Grayson CLO, Ser 2006-1A, Cl B
1.870%, 11/01/2021 (A)(B)	3,000	2,969
GreatAmerica Leasing Receivables Funding LLC, Ser 2016-1, Cl A2
1.570%, 05/21/2018 (B)	285	284
Greenpoint Manufactured Housing, Ser 1999-5, Cl M1A
8.300%, 10/15/2026 (A)	1,393	1,511
GSAMP Trust, Ser 2005-HE6, Cl M1
1.431%, 11/25/2035 (A)	231	227
GSAMP Trust, Ser 2005-SEA2, Cl M1
1.511%, 01/25/2045 (A)(B)	1,980	1,955
GSAMP Trust, Ser 2006-HE8, Cl A2C
1.161%, 01/25/2037 (A)	3,693	3,228
Hilton Grand Vacations Trust, Ser 2014-AA, Cl A
1.770%, 11/25/2026 (B)	1,988	1,954
Home Equity Mortgage Loan Asset-Backed Trust, Ser 2005-C, Cl AII3
1.361%, 10/25/2035 (A)	1,285	1,273
Home Equity Mortgage Trust, Ser 2006-5, Cl A1
6.000%, 01/25/2037	10,095	3,641
HSBC Home Equity Loan Trust, Ser 2007-2, Cl AS
1.168%, 07/20/2036 (A)	1,559	1,552
HSI Asset Securitization Trust, Ser 2005-I1, Cl 2A3
1.281%, 11/25/2035 (A)	670	659
ING Investment Management CLO, Ser 2007-4A, Cl C
3.353%, 06/14/2022 (A)(B)	1,000	1,001
Irwin Home Equity Loan Trust, Ser 2006-1, Cl 2A3
6.270%, 09/25/2035 (B)	2,861	2,908
Kubota Credit Owner Trust, Ser 2016-1A, Cl A2
1.250%, 04/15/2019 (B)	196	195
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A3
4.350%, 04/15/2040	672	681

SEI Institutional Investments Trust / Annual Report / May 31, 2017	105

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 04/15/2040	$92	$94
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A6
6.467%, 04/15/2040 (A)	154	158
Limerock CLO II, Ser 2017-2A, Cl AR
2.458%, 04/18/2026 (A)(B)	1,000	1,000
Long Beach Mortgage Loan Trust, Ser 2004-1, Cl M1
1.774%, 02/25/2034 (A)	1,993	1,985
Madison Park Funding XII, Ser 2017-12A, Cl AR
2.418%, 07/20/2026 (A)(B)	300	300
Magnetite CLO IX, Ser 2014-9A, Cl A1
2.458%, 07/25/2026 (A)(B)	940	940
Magnetite VIII, Ser 2016-8A, Cl AR
2.458%, 04/15/2026 (A)(B)	850	850
Master Asset-Backed Securities Trust, Ser 2006-HE5, Cl A3
1.151%, 11/25/2036 (A)	703	461
Master Asset-Backed Securities Trust, Ser 2006-NC3, Cl A3
1.091%, 10/25/2036 (A)	2,884	1,817
Michigan Finance Authority, Ser 2015-1, Cl A1
1.743%, 04/29/2030 (A)	4,007	4,005
Mid-State Capital Trust, Ser 2004-1, Cl M1
6.497%, 08/15/2037	1,049	1,126
MMAF Equipment Finance LLC, Ser 2014-AA, Cl A3
0.870%, 01/08/2019 (B)	310	310
MMAF Equipment Finance LLC, Ser 2017-AA, Cl A2
1.730%, 05/18/2020 (B)	265	265
Morgan Stanley Asset-Backed Security Capital I Trust, Ser 2005-NC2, Cl M2
1.621%, 03/25/2035 (A)	510	510
Morgan Stanley Asset-Backed Security Capital I Trust, Ser 2005-WMC2, Cl M2
1.636%, 02/25/2035 (A)	1,120	1,119
Morgan Stanley Asset-Backed Security Capital I Trust, Ser 2006-HE8, Cl A2B
1.091%, 10/25/2036 (A)	2,675	1,464
Morgan Stanley Capital I Trust, Ser 2003-NC4, Cl M2
3.991%, 04/25/2033 (A)	15	15
Morgan Stanley Dean Witter Capital I Trust, Ser 2002-AM3, Cl M1
2.416%, 02/25/2033 (A)	34	34
MVW Owner Trust, Ser 2014-1A, Cl A
2.250%, 09/22/2031 (B)	2,991	2,957
MVW Owner Trust, Ser 2015-1A, Cl A
2.520%, 12/20/2032 (B)	4,708	4,677

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nationstar HECM Loan Trust, Ser 2015-2A, Cl A
2.883%, 11/25/2025 (B)	$41	$41
Nationstar HECM Loan Trust, Ser 2016-1A, Cl A
2.981%, 02/25/2026 (B)	83	83
Nationstar HECM Loan Trust, Ser 2016-2A, Cl A
2.239%, 06/25/2026 (B)	135	136
Nationstar HECM Loan Trust, Ser 2016-3A, Cl A
2.013%, 08/25/2026 (B)	86	86
Nationstar HECM Loan Trust, Ser 2017-1A, Cl A
1.968%, 05/25/2027 (B)	400	400
Nationstar Home Equity Loan Trust, Ser 2006- B, Cl AV4
1.271%, 09/25/2036 (A)	4,566	4,509
Navient Student Loan Trust, Ser 2014-1, Cl A2
1.334%, 03/27/2023 (A)	1,773	1,773
Navient Student Loan Trust, Ser 2016-6A, Cl A1
1.504%, 03/25/2066 (A)(B)	369	370
New Century Home Equity Loan Trust, Ser 2005-C, Cl A2C
1.241%, 12/25/2035 (A)	2,711	2,687
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Ser 2016-T2, Cl AT2
2.575%, 10/15/2049 (B)	750	747
Newcastle Mortgage Securities Trust, Ser 2006-1, Cl M3
1.381%, 03/25/2036 (A)	5,593	5,032
NewMark Capital Funding CLO, Ser 2013-1A, Cl A2
2.054%, 06/02/2025 (A)(B)	3,553	3,556
NYCTL Trust, Ser 2015-A, Cl A
1.340%, 11/10/2028 (B)	138	138
NYCTL Trust, Ser 2016-A, Cl A
1.470%, 11/10/2029 (B)	112	112
OCP CLO, Ser 2015-8A, Cl A1
2.688%, 04/17/2027 (A)(B)	650	650
Octagon Investment Partners XVI, Ser 2013-1A, Cl A
2.143%, 07/17/2025 (A)(B)	300	300
Octagon Investment Partners XXIII, Ser 2015-1A, Cl A1
2.578%, 07/15/2027 (A)(B)	4,433	4,432
Octagon Investment Partners XXIII, Ser 2015-1A, Cl A2
2.578%, 07/15/2027 (A)(B)	1,360	1,361
Octagon Loan Funding, Ser 2017-1A, Cl A1R
2.321%, 11/18/2026 (A)(B)	985	985
OFSI Fund VI, Ser 2014-6A, Cl A1
2.053%, 03/20/2025 (A)(B)	7,000	6,971
OHA Credit Partners VIII, Ser 2013-8A, Cl A
2.150%, 04/20/2025 (A)(B)	3,200	3,202

106	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Option One Mortgage Loan Trust Asset-Backed Certificates, Ser 2005-5, Cl A3
1.201%, 12/25/2035 (A)	$399	$398
Option One Mortgage Loan Trust, Ser 2005-1, Cl A1A
1.491%, 02/25/2035 (A)	117	116
Option One Mortgage Loan Trust, Ser 2006-3, Cl 2A2
1.091%, 02/25/2037 (A)	510	326
Origen Manufactured Housing Contract Trust, Ser 2005-B, Cl A4
5.910%, 01/15/2037	491	507
Origen Manufactured Housing Contract Trust, Ser 2005-B, Cl M1
5.990%, 01/15/2037	56	57
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2004-WHQ2, Cl M2
1.936%, 02/25/2035 (A)	1,460	1,462
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2005-WHQ1, Cl M4
2.071%, 03/25/2035 (A)	2,300	2,256
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2005-WHQ1, Cl M5
2.116%, 03/25/2035 (A)	4,242	3,957
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2005-WHQ2, Cl M1
1.621%, 05/25/2035 (A)	181	181
Popular ABS Mortgage Pass-Through Trust, Ser 2006-D, Cl A2
1.151%, 11/25/2046 (A)	1,600	1,580
PPM Grayhawk CLO, Ser 2007-1A, Cl C
2.558%, 04/18/2021 (A)(B)	1,500	1,493
RAAC Trust, Ser 2005-SP3, Cl M1
1.521%, 12/25/2035 (A)	6,500	6,457
RAMP Trust, Ser 2004-RS9, Cl MII1
1.999%, 09/25/2034 (A)	1,739	1,702
RASC Trust, Ser 2005-KS12, Cl A3
1.344%, 01/25/2036 (A)	82	82
SACO I Trust, Ser 2005-GP1, Cl A1
1.138%, 08/25/2030 (A)	1,284	1,239
SACO I, Ser 2005-9, Cl A1
1.524%, 12/25/2035 (A)	526	506
SACO I, Ser 2005-WM3, Cl A1
1.544%, 09/25/2035 (A)	465	447
Saxon Asset Securities Trust, Ser 2003-3, Cl AF6
4.880%, 12/25/2033	99	100

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Saxon Asset Securities Trust, Ser 2006-2, Cl A3C
1.141%, 09/25/2036 (A)	$2,759	$2,686
Securitized Asset-Backed Receivables LLC, Ser 2006-NC3, Cl A2B
1.141%, 09/25/2036 (A)	3,835	2,002
Securitized Asset-Backed Receivables LLC, Ser 2007-BR5, Cl A2A
1.121%, 05/25/2037 (A)	957	745
Sierra Timeshare Receivables Funding LLC, Ser 2013-3A, Cl A
2.200%, 10/20/2030 (B)	599	599
Sierra Timeshare Receivables Funding LLC, Ser 2014-1A, Cl A
2.070%, 03/20/2030 (B)	931	930
Sierra Timeshare Receivables Funding LLC, Ser 2014-2A, Cl A
2.050%, 06/20/2031 (B)	632	631
Sierra Timeshare Receivables Funding LLC, Ser 2014-3A, Cl A
2.300%, 10/20/2031 (B)	526	526
Sierra Timeshare Receivables Funding LLC, Ser 2015-1A, Cl A
2.400%, 03/22/2032 (B)	1,496	1,494
SLM Student Loan Trust, Ser 2004-3, Cl A5
1.208%, 07/25/2023 (A)	355	355
SLM Student Loan Trust, Ser 2005-3, Cl A5
1.246%, 10/25/2024 (A)	769	767
SLM Student Loan Trust, Ser 2005-4, Cl A3
1.276%, 01/25/2027 (A)	485	482
SLM Student Loan Trust, Ser 2008-5, Cl A4
2.856%, 07/25/2023 (A)	1,116	1,146
SLM Student Loan Trust, Ser 2008-9, Cl A
2.656%, 04/25/2023 (A)	1,155	1,180
SLM Student Loan Trust, Ser 2011-1, Cl A1
1.544%, 03/25/2026 (A)	483	485
SLM Student Loan Trust, Ser 2013-3, Cl A2
1.324%, 05/26/2020 (A)	2,139	2,138
SLM Student Loan Trust, Ser 2013-6, Cl A2
1.524%, 02/25/2021 (A)	764	765
SLM Student Loan Trust, Ser 2014-1, Cl A2
1.404%, 07/26/2021 (A)	2,356	2,357
Sofi Consumer Loan Program LLC, Ser 2017-1, Cl A
3.280%, 01/26/2026 (B)	232	233
SoFi Professional Loan Program, Ser 2017-A, Cl A1
1.724%, 03/26/2040 (A)(B)	482	482
Sofi Professional Loan Program, Ser 2017-C, Cl A1
1.617%, 07/25/2040 (A)(B)	2,000	2,000

SEI Institutional Investments Trust / Annual Report / May 31, 2017	107

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Soundview Home Equity Loan Trust, Ser 2005-4, Cl M2
1.461%, 03/25/2036 (A)	$3,458	$3,321
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Ser 2016-T1, Cl AT1
2.530%, 11/16/2048 (B)	830	823
Stoney Lane Funding I, Ser 2007-1A, Cl A1
1.263%, 04/18/2022 (A)(B)	147	147
Structured Asset Investment Loan Trust, Ser 05-HE3, Cl M1
1.744%, 09/25/2035	2,870	2,832
Structured Asset Investment Loan Trust, Ser 2003-BC11, Cl A3
1.941%, 10/25/2033 (A)	3,755	3,623
Structured Asset Investment Loan Trust, Ser 2004-BNC1, Cl A4
1.964%, 09/25/2034 (A)	1,918	1,851
Structured Asset Investment Loan Trust, Ser 2006-2, Cl A3
1.171%, 04/25/2036 (A)	1,509	1,466
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF3, Cl M1
1.504%, 07/25/2035 (A)	1,500	1,486
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL3, Cl A2
1.221%, 07/25/2036 (A)(B)	22	22
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF3, Cl A4
1.334%, 09/25/2036 (A)	1,820	1,758
Structured Asset Securities Mortgage Loan Trust, Ser 2007-BC1, Cl A4
1.121%, 02/25/2037 (A)	4,598	4,354
Symphony CLO V, Ser 2007-5A, Cl A1
1.773%, 01/15/2024 (A)(B)	1,063	1,063
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A)(B)	159	161
Towd Point Mortgage Trust, Ser 2016-5, Cl A1
2.500%, 10/25/2056 (A)(B)	3,702	3,704
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (A)(B)	4,803	4,798
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057 (A)(B)	4,135	4,164
Tralee CDO, Ser 2007-1A, Cl B
1.723%, 04/16/2022 (A)(B)	4,800	4,688
Utah State Board of Regents, Ser 2016-1, Cl A
1.774%, 09/25/2056 (A)	525	526
Venture VIII CDO, Ser 2007-8A, Cl B
1.461%, 07/22/2021 (A)(B)	5,000	4,938
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (B)	6,000	5,977
Verizon Owner Trust, Ser 2016-2A, Cl B
2.150%, 05/20/2021 (B)	3,000	3,008

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Verizon Owner Trust, Ser 2017-1A, Cl A
2.060%, 09/20/2021 (B)	$4,000	$4,030
Vibrant CLO III, Ser 2016-3A, Cl A1R
2.636%, 04/20/2026 (A)(B)	635	635
Voya CLO, Ser 2013-1A, Cl A1
2.163%, 04/15/2024 (A)(B)	3,555	3,553
Voya CLO, Ser 2013-1A, Cl C
4.658%, 04/15/2024 (A)(B)	2,000	1,995
Voya CLO, Ser 2013-2A, Cl C
4.656%, 04/25/2025 (A)(B)	1,000	998
Voya CLO, Ser 2014-3A, Cl A1
2.458%, 07/25/2026 (A)(B)	7,435	7,439
Voya CLO, Ser 2014-4A, Cl A1
2.658%, 10/14/2026 (A)(B)	2,700	2,713
Wendys Funding LLC, Ser 2015-1A, Cl A2I
3.371%, 06/15/2045 (B)	5,097	5,145
Westgate Resorts LLC, Ser 2015-1A, Cl A
2.750%, 05/20/2027 (B)	1,198	1,196
Westgate Resorts LLC, Ser 2015-2A, Cl B
4.000%, 07/20/2028 (B)	402	397

		372,644

Total Asset-Backed Securities (Cost $573,911) ($ Thousands)		580,854

CORPORATE OBLIGATIONS — 8.4%

Consumer Discretionary — 1.1%
21st Century Fox America
7.250%, 05/18/2018	476	501
AutoZone
1.625%, 04/21/2019	90	89
BMW US Capital LLC
1.530%, 04/06/2020 (A)(B)	600	600
Daimler Finance North America LLC (B)
1.701%, 05/05/2020 (A)	500	501
1.650%, 05/18/2018	300	300
1.500%, 07/05/2019	625	618
Ford Motor Credit LLC
2.417%, 03/28/2022 (A)	500	503
2.095%, 01/09/2018 (A)	750	752
1.950%, 03/12/2019 (A)	500	502
1.897%, 08/12/2019	500	496
General Motors Financial
2.400%, 04/10/2018	1,000	1,005
NBCUniversal Enterprise
1.843%, 04/15/2018 (A)(B)	400	402
Nissan Motor Acceptance MTN (B)
2.045%, 01/13/2022 (A)	800	807
1.500%, 03/02/2018	550	549
Seminole Hard Rock Entertainment
5.875%, 05/15/2021 (B)	1,023	1,037

108	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sinclair Television Group
5.625%, 08/01/2024 (B)	$2,600	$2,675
Sirius XM Radio (B)
5.375%, 04/15/2025	385	396
5.375%, 07/15/2026	1,665	1,707
4.625%, 05/15/2023	800	812
Six Flags Entertainment
4.875%, 07/31/2024 (B)	4,750	4,780
Toyota Motor Credit MTN
1.598%, 10/18/2019 (A)	1,000	1,006
Tribune Media
5.875%, 07/15/2022	2,400	2,529
Volkswagen Group of America Finance LLC (A)(B)
1.642%, 05/22/2018	500	501
1.612%, 11/20/2017	400	400

		23,468

Consumer Staples — 0.4%
Anheuser-Busch InBev Finance
2.430%, 02/01/2021 (A)	450	464
1.900%, 02/01/2019	360	361
Anheuser-Busch InBev Worldwide
1.860%, 08/01/2018 (A)	600	604
BAT International Finance
1.641%, 06/15/2018 (A)(B)	800	802
Baxalta
1.936%, 06/22/2018 (A)	850	855
Catholic Health Initiatives
1.600%, 11/01/2017	550	550
CVS Health
1.900%, 07/20/2018	500	501
JM Smucker
1.750%, 03/15/2018	265	265
Kraft Heinz Foods
1.600%, 06/30/2017	75	75
Kroger
2.000%, 01/15/2019	245	245
Kroger MTN
1.500%, 09/30/2019	470	465
Molson Coors Brewing
1.450%, 07/15/2019	190	188
Mondelez International
1.690%, 02/01/2019 (A)	1,000	1,003
Philip Morris International
1.592%, 02/21/2020 (A)	1,050	1,057
Reynolds American
2.300%, 06/12/2018	890	895
Skandinaviska Enskilda Banken
1.690%, 09/13/2019 (A)(B)	475	477

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Walgreens Boots Alliance
1.750%, 05/30/2018	$600	$605

		9,412

Energy — 0.9%
Anadarko Petroleum
8.700%, 03/15/2019	500	557
6.950%, 06/15/2019	311	340
Blue Racer Midstream LLC
6.125%, 11/15/2022 (B)	5,100	5,240
BP Capital Markets (A)
1.783%, 09/26/2018	850	854
1.695%, 05/10/2018	400	401
1.607%, 02/13/2018	600	602
ConocoPhillips
1.500%, 05/15/2018	525	525
Energy Transfer
2.500%, 06/15/2018	525	528
Enterprise Products Operating LLC
6.650%, 04/15/2018	455	474
1.650%, 05/07/2018	400	400
Foresight Energy LLC
11.500%, 04/01/2023 (B)	284	270
Genesis Energy
6.750%, 08/01/2022	2,654	2,737
6.000%, 05/15/2023	795	791
Kinder Morgan
2.000%, 12/01/2017	345	345
Noble Energy
8.250%, 03/01/2019	925	1,021
Phillips 66
1.886%, 04/15/2020 (A)(B)	790	791
Shell International Finance
1.375%, 05/10/2019	600	596
Targa Resources Partners
6.750%, 03/15/2024	1,300	1,410
Total Capital International
1.755%, 08/10/2018 (A)	400	402
TransCanada PipeLines
1.946%, 01/12/2018 (A)	1,100	1,104

		19,388

Financials — 3.0%
ABN AMRO Bank
1.798%, 01/18/2019 (A)(B)	1,100	1,104
American Honda Finance MTN
1.500%, 03/13/2018	600	601
Australia & New Zealand Banking Group
1.742%, 05/15/2018 (A)	250	251
Bank of America
2.198%, 01/15/2019 (A)	700	708

SEI Institutional Investments Trust / Annual Report / May 31, 2017	109

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bank of America MTN (A)
2.336%, 10/21/2022	$625	$635
2.316%, 01/20/2023	550	556
Bank of Montreal MTN (A)
1.755%, 04/09/2018	350	351
1.720%, 12/12/2019	1,300	1,308
Bank of New York Mellon MTN
1.540%, 03/06/2018 (A)	325	326
Bank of Nova Scotia
1.742%, 03/07/2022 (A)	500	500
1.650%, 06/14/2019	500	498
Bank of Tokyo-Mitsubishi UFJ
1.650%, 03/05/2018 (A)(B)	900	901
Barclays Bank MTN
6.050%, 12/04/2017 (B)	575	587
BB&T MTN
1.701%, 06/15/2020 (A)	650	654
Berkshire Hathaway
1.150%, 08/15/2018	550	548
BPCE MTN
2.392%, 05/22/2022 (A)(B)	550	552
Branch Banking & Trust
1.450%, 05/10/2019	425	422
Capital One (A)
2.322%, 01/30/2023	850	854
1.885%, 09/13/2019	2,000	2,011
1.851%, 02/05/2018	750	752
Capital One Financial
1.941%, 05/12/2020 (A)	550	551
Citigroup
2.150%, 07/30/2018	500	501
1.925%, 04/08/2019 (A)	650	654
1.860%, 04/27/2018 (A)	450	452
Citizens Bank (A)
2.008%, 05/26/2022	1,025	1,024
1.750%, 03/02/2020	500	501
Commonwealth Bank of Australia MTN
1.520%, 03/12/2018 (A)(B)	850	851
Cooperatieve Rabobank UA
1.985%, 01/10/2022 (A)	1,000	1,010
Credit Agricole MTN
2.079%, 06/10/2020 (A)(B)	1,000	1,008
Credit Suisse NY
1.700%, 04/27/2018	850	850
Danske Bank
1.680%, 09/06/2019 (A)(B)	600	602
Danske Bank MTN
1.720%, 03/02/2020 (A)(B)	500	501
Deutsche Bank
1.862%, 02/13/2018 (A)	650	650
Discover Bank
2.000%, 02/21/2018	1,000	1,002

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Fifth Third Bank
1.743%, 09/27/2019 (A)	$1,250	$1,257
1.625%, 09/27/2019	3,000	2,974
General Electric MTN
1.858%, 04/02/2018 (A)	275	277
General Motors Financial
2.085%, 04/13/2020 (A)	800	802
Goldman Sachs Group (A)
2.352%, 11/15/2021	930	938
2.277%, 04/26/2022	750	755
HSBC Bank
1.822%, 05/15/2018 (A)(B)	200	201
HSBC USA
2.037%, 09/24/2018 (A)	300	302
Huntington National Bank
1.700%, 02/26/2018	800	801
1.619%, 03/10/2020 (A)	750	752
Hutchison Whampoa International
1.625%, 10/31/2017 (B)	600	600
Hyundai Capital America MTN (B)
2.000%, 03/19/2018	375	376
2.000%, 07/01/2019	400	397
ING Bank (B)
1.838%, 10/01/2019 (A)	500	502
1.650%, 08/15/2019	300	297
ING Groep
2.302%, 03/29/2022 (A)	700	710
Jackson National Life Global Funding
1.875%, 10/15/2018 (B)	600	602
JPMorgan Chase (A)
2.377%, 10/29/2020	198	202
2.108%, 01/23/2020	500	507
2.056%, 01/25/2018	200	201
1.802%, 01/28/2019	700	704
1.656%, 03/09/2021	600	599
KeyBank
2.350%, 03/08/2019	1,000	1,008
Manufacturers & Traders Trust
1.791%, 05/18/2022 (A)	1,025	1,025
Metropolitan Life Global Funding I (B)
1.582%, 12/19/2018 (A)	1,100	1,104
1.500%, 01/10/2018	260	260
1.461%, 09/14/2018 (A)	500	502
Mizuho Bank
1.793%, 03/26/2018 (A)(B)	800	803
Morgan Stanley (A)
2.336%, 01/20/2022	625	631
2.003%, 01/24/2019	650	655
Morgan Stanley MTN
5.950%, 12/28/2017	245	251
MSCI (B)
5.750%, 08/15/2025	1,117	1,210

110	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.250%, 11/15/2024	$955	$1,009
Nordea Bank MTN
1.772%, 09/30/2019 (A)(B)	1,000	1,006
PNC Bank (A)
1.538%, 05/19/2020	500	500
1.502%, 12/07/2018	900	903
PNC Bank MTN
1.475%, 06/01/2018 (A)	850	853
Principal Life Global Funding II MTN
1.500%, 04/18/2019 (B)	650	643
Protective Life Global Funding
1.722%, 04/15/2019 (B)	515	512
Prudential Financial MTN
1.962%, 08/15/2018 (A)	700	704
Royal Bank of Canada MTN (A)
1.809%, 12/10/2018	650	655
1.605%, 01/10/2019	650	652
Societe Generale MTN
2.228%, 10/01/2018 (A)	500	504
Standard Chartered MTN
1.798%, 04/17/2018 (A)(B)	1,000	999
Sumitomo Mitsui Banking (A)
1.828%, 10/19/2018	450	452
1.738%, 01/16/2018	500	501
SunTrust Bank
1.700%, 01/31/2020 (A)	1,000	1,006
Svenska Handelsbanken MTN
1.590%, 09/06/2019 (A)	670	672
Synchrony Financial
2.402%, 02/03/2020 (A)	1,000	1,008
1.875%, 08/15/2017	455	455
Toronto-Dominion Bank MTN
1.450%, 08/13/2019	400	396
UBS MTN
1.905%, 06/01/2020 (A)	1,000	1,002
Wells Fargo (A)
2.263%, 01/24/2023	550	556
2.112%, 02/11/2022	4,000	4,028
Wells Fargo MTN
1.852%, 01/30/2020 (A)	1,000	1,005
Westpac Banking
1.768%, 01/17/2019 (A)	550	553

		67,055

Health Care — 0.8%
Abbott Laboratories
2.350%, 11/22/2019	3,000	3,018
AbbVie
1.800%, 05/14/2018	650	651
Aetna
1.700%, 06/07/2018	850	851

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Allergan Funding SCS
2.200%, 03/12/2018 (A)	$3,000	$3,019
Amgen
1.632%, 05/11/2020 (A)	1,025	1,028
Becton Dickinson
1.800%, 12/15/2017	773	775
Catholic Health Initiatives
2.600%, 08/01/2018	430	432
Celgene
2.125%, 08/15/2018	400	402
Centene
4.750%, 01/15/2025	3,660	3,779
DaVita
5.000%, 05/01/2025	3,394	3,373
Medtronic
1.500%, 03/15/2018	425	425
Teva Pharmaceutical Finance Netherlands III
1.400%, 07/20/2018	900	896

		18,649

Industrials — 0.7%
Air Lease
2.125%, 01/15/2018	310	311
2.125%, 01/15/2020	500	500
Caterpillar Financial Services MTN
1.900%, 03/22/2019	750	752
Fortive
1.800%, 06/15/2019 (B)	445	443
General Electric MTN (A)
1.775%, 01/09/2020	1,000	1,010
1.668%, 01/14/2019	400	403
John Deere Capital MTN
1.428%, 10/15/2018 (A)	800	801
Nielsen Finance LLC
5.000%, 04/15/2022 (B)	5,040	5,185
Norbord
5.375%, 12/01/2020 (B)	3,109	3,264
PACCAR Financial MTN
1.300%, 05/10/2019	255	253
Penske Truck Leasing Lp
2.875%, 07/17/2018 (B)	305	309
Sensata Technologies
5.000%, 10/01/2025 (B)	1,112	1,154

TTX MTN
2.250%, 02/01/2019 (B)	270	271
United Technologies
1.520%, 11/01/2019 (A)	700	705

		15,361

Information Technology — 0.4%
Bankrate
6.125%, 08/15/2018 (B)	3,145	3,169

SEI Institutional Investments Trust / Annual Report / May 31, 2017	111

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Broadcom
2.375%, 01/15/2020 (B)	$1,100	$1,102
DXC Technology
2.875%, 03/27/2020 (B)	565	573
eBay
2.500%, 03/09/2018	400	403
1.993%, 01/30/2023 (A)	1,000	1,003
Fidelity National Information Services
2.850%, 10/15/2018	400	405
1.450%, 06/05/2017	295	295
Hewlett Packard Enterprise
2.450%, 10/05/2017	279	280
QUALCOMM
1.630%, 05/20/2020 (A)	1,050	1,053

		8,283

Materials — 0.2%
Air Liquide Finance
1.375%, 09/27/2019 (B)	700	692
Ball
5.250%, 07/01/2025	1,054	1,145
Boart Longyear Management
10.000%, 10/01/2018 (B)	2,417	1,873
Owens-Brockway Glass Container
5.875%, 08/15/2023 (B)	920	1,005

		4,715

Real Estate — 0.2%
Equinix
5.750%, 01/01/2025	3,535	3,818
RHP Hotel Properties
5.000%, 04/15/2023	1,035	1,059

		4,877

Telecommunication Services — 0.5%
AT&T
2.082%, 06/30/2020 (A)	750	759
Inmarsat Finance
6.500%, 10/01/2024 (B)	2,775	2,962
SFR Group
7.375%, 05/01/2026 (B)	3,800	4,111
Verizon Communications
2.871%, 09/14/2018 (A)	435	443
1.506%, 06/09/2017 (A)	1,000	1,000
1.375%, 08/15/2019	585	579

		9,854

Utilities — 0.2%
DTE Energy
1.500%, 10/01/2019	435	429
Emera US Finance
2.150%, 06/15/2019	230	230

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Eversource Energy
1.600%, 01/15/2018	$290	$290
Great Plains Energy
2.500%, 03/09/2020	340	343
NextEra Energy Capital Holdings
1.649%, 09/01/2018	145	145
Sempra Energy
1.625%, 10/07/2019	260	257
Southern
1.550%, 07/01/2018	450	449
1.300%, 08/15/2017	545	545
Talen Energy Supply LLC
4.625%, 07/15/2019 (B)	248	242
Texas Energy (escrow security)
3.726%, 12/31/2034	63	7
WEC Energy Group
1.650%, 06/15/2018	700	700

		3,637

Total Corporate Obligations (Cost $182,453) ($ Thousands)		184,699

MUNICIPAL BONDS — 0.2%

California — 0.1%
California State, GO
Callable 04/01/2022 @ –
1.831%, 04/01/2047 (A)	925	926
County of Fresno California, Ser A, RB, NATL
4.658%, 08/15/2018	490	497
University of California, Ser Y-1, RB
Callable 06/05/2017 @ –
1.551%, 07/01/2041 (A)	755	755

		2,178

Florida — 0.0%
Florida State, Board of Administration Finance,
Ser A, RB
2.163%, 07/01/2019	500	504

Illinois — 0.0%
Illinois State, Finance Authority,RB
4.545%, 10/01/2018	415	428
Illinois State, GO
5.665%, 03/01/2018	325	332

		760

Indiana — 0.0%
City of Whiting, Environmental Facilities
Revenue, AMT,RB
1.510%, 12/01/2044 (A)	415	415

112	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

North Carolina — 0.0%
North Carolina State, Eastern Municipal Power
Agency, RB
1.561%, 07/01/2017	$655	$655

Pennsylvania — 0.1%
Pennsylvania State, Housing Finance Agency,
Ser123C, RB
Callable 12/20/2017 @ –
1.750%, 10/01/2038 (A)	900	900

Total Municipal Bonds (Cost $5,408) ($ Thousands)		5,412

	Shares

PREFERRED STOCK — 0.2%
Public Storage, 5.900%	75,000	1,899
TE Holdcorp, 0.000% *	149,588	1,496

Total Preferred Stock (Cost $3,111) ($ Thousands)		3,395

COMMON STOCK — 0.1%
Dex Media *	113,565	420
Energy & Exploration Partners *	540	—
TE Holdcorp *	102,547	590
Vistra Energy	38,580	570

Total Common Stock
(Cost $4,816) ($ Thousands)		1,580

	Face Amount (Thousands)

U.S. GOVERNMENT AGENCY OBLIGATION — 0.0%
FFCB
0.670%, 10/18/2017	600	599

Total U.S. Government Agency Obligation (Cost $600) ($ Thousands)		599

	Number of Rights

RIGHTS — 0.0%
TXU/Tech, Expires 10/10/2017 *	38,580	39

Total Rights
(Cost $52) ($ Thousands)		39

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS — 0.0%
Lion Holdings, Expires 12/30/2027
Strike Price $– *	3,115	$–

Total Warrants (Cost $—) ($ Thousands)		–

	Shares

CASH EQUIVALENT — 3.4%
SEI Daily Income Trust, Government Fund, Cl F
0.620%**†	75,316,445	75,316

Total Cash Equivalent (Cost $75,316) ($ Thousands)		75,316

	Face Amount (Thousands)

REPURCHASE AGREEMENT(E) — 0.2%
BNP Paribas
0.820%, dated 05/31/2017, to be repurchased on 06/01/2017, repurchase price $5,400,123 (collateralized by FNMA obligations, 2.812% - 4.500%, 10/01/2043 - 03/01/2047, par value ranging from $11,480 - $4,211,328; total market value $5,508,000)	$5,400	5,400

Total Repurchase Agreement (Cost $5,400) ($ Thousands)		5,400

Total Investments — 100.7% (Cost $2,212,959) ($ Thousands)		$2,219,520

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(81)	Sep-2017	$(52)
U.S. 2-Year Treasury Note	(71)	Sep-2017	(4)
U.S. 5-Year Treasury Note	31	Sep-2017	7
U.S. Long Treasury Bond	(1)	Sep-2017	(2)

			$(51)

Percentages are based on Net Assets of $2,204,029 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2017.

†	Investment in Affiliated Security (see Note 6).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2017.

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $491,769 ($ Thousands), representing 22.3% of the Net Assets of the Fund.

(C)	Unsettled bank loan. Interest rate not available.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	113

SCHEDULE OF INVESTMENTS

May 31, 2017

Opportunistic Income Fund (Concluded)

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(E)	Tri-Party Repurchase Agreement.

ABS — Asset-Backed Security

AMT — Alternative Minimum Tax

ARM — Adjustable Rate Mortgage

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FFCB — Federal Farm Credit Bank

FDIC — Federal Deposit Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only — face amount represents notional amount.

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

NATL— National Public Finance Guarantee Corporation

NCUA — National Credit Union Association

PLC — Public Limited Company

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

USD — U.S. Dollar

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3†	Total
Mortgage-Backed Securities	$–	$761,191	$–	$761,191
Loan Participations	–	599,944	1,091	601,035
Asset-Backed Securities	–	580,854	–	580,854
Corporate Obligations	–	184,699	–	184,699
Municipal Bonds	–	5,412	–	5,412
Preferred Stock	1,899	1,496	–	3,395
Common Stock	570	1,010	–	1,580
U.S. Government Agency
Obligation	–	599	–	599
Rights	–	39	–	39
Warrants	–	–	–	–
Cash Equivalent	75,316	–	–	75,316
Repurchase Agreement	–	5,400	–	5,400

Total Investments in Securities	$77,785	$2,140,644	$1,091	$2,219,520

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$7	$—	$—	$7
Unrealized Depreciation	(58)	—	—	(58)

Total Other Financial Instruments	$(51)	$—	$—	$(51)

† A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

114	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 31.5%

Agency Mortgage-Backed Obligations — 26.8%
FHLMC
10.000%, 03/17/2026	$127	$128
7.500%, 08/01/2030 to 12/01/2036	653	751
7.000%, 05/01/2024 to 03/01/2039	184	206
6.500%, 10/01/2031 to 09/01/2039	1,339	1,535
6.000%, 11/01/2017 to 08/01/2038	2,182	2,435
5.500%, 02/01/2035 to 12/01/2038	3,434	3,913
5.000%, 04/01/2020 to 06/01/2044	4,488	4,867
4.500%, 08/01/2020 to 05/01/2047	32,119	34,986
4.000%, 10/01/2025 to 04/01/2047	69,447	73,967
3.500%, 12/01/2025 to 02/01/2047	107,097	111,682
3.080%, 01/25/2031	3,245	3,258
3.000%, 03/01/2031 to 01/01/2047	54,234	54,624
2.500%, 12/01/2031 to 01/01/2032	7,864	7,957
FHLMC ARM
3.635%, 12/01/2036 (A)	204	217
3.540%, 05/01/2036 (A)	140	149
3.090%, 02/01/2045 (A)	1,033	1,064
2.845%, 10/01/2036 (A)	68	72
2.631%, 07/01/2046 (A)	6,226	6,390
FHLMC CMO, Ser 1988-1, Cl Z
9.300%, 04/15/2019	–	–
FHLMC CMO, Ser 1999-2174, Cl PN
6.000%, 07/15/2029	23	25
FHLMC CMO, Ser 2001-2312, Cl Z
6.500%, 05/15/2031	221	247
FHLMC CMO, Ser 2002-2399,Cl XG
6.500%, 01/15/2032	59	67
FHLMC CMO, Ser 2003-2671, Cl S
12.945%, 09/15/2033 (A)	87	113
FHLMC CMO, Ser 2003-2684, Cl ZN
4.000%, 10/15/2033	178	188

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2004-2733,Cl ME
5.000%, 01/15/2034	$420	$463
FHLMC CMO, Ser 2005-2945, Cl SA
10.514%, 03/15/2020 (A)	108	112
FHLMC CMO, Ser 2005-2950,Cl JO, PO
0.000%, 03/15/2020 (B)	8	8
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037 (B)	13	13
FHLMC CMO, Ser 2007-3346, Cl FA
1.219%, 02/15/2019 (A)	237	237
FHLMC CMO, Ser 2008-3451, Cl SB, IO
5.041%, 05/15/2038 (A)	525	76
FHLMC CMO, Ser 2009-3546, Cl A
2.764%, 02/15/2039 (A)	149	153
FHLMC CMO, Ser 2010-3621,Cl SB, IO
5.241%, 01/15/2040 (A)	175	29
FHLMC CMO, Ser 2011-3829,Cl ED
3.500%, 10/15/2028	481	485
FHLMC CMO, Ser 2011-3838,Cl QE
3.500%, 01/15/2029	794	803
FHLMC CMO, Ser 2012-4030,Cl HS, IO
5.621%, 04/15/2042 (A)	102	18
FHLMC CMO, Ser 2012-4092, Cl AI, IO
3.000%, 09/15/2031	2,042	196
FHLMC CMO, Ser 2012-4102, Cl TC
2.500%, 09/15/2041	4,185	4,207
FHLMC CMO, Ser 2012-4119,Cl IN, IO
3.500%, 10/15/2032	873	112
FHLMC CMO, Ser 2013-4161, Cl BA
2.500%, 12/15/2041	9,211	9,195
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	1,391	214
FHLMC CMO, Ser 2013-4210,Cl Z
3.000%, 05/15/2043	1,546	1,472
FHLMC CMO, Ser 2013-4227,Cl VA
3.500%, 10/15/2037	1,300	1,350
FHLMC CMO, Ser 2015-4425, Cl A
4.000%, 09/15/2040	1,590	1,687
FHLMC CMO, Ser 2015-4529,Cl HC
3.000%, 10/15/2039	788	804
FHLMC CMO, Ser 2016-4640,Cl LD
4.000%, 09/15/2043	6,067	6,468
FHLMC Multifamily Structured Pass Through Certificates, Ser KW02, Cl A1
2.896%, 04/25/2026	2,261	2,320
FHLMC Multifamily Structured Pass-Through Certificates, Ser K015, Cl X1, IO
1.775%, 07/25/2021 (A)	2,880	160
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, Cl X1, IO
1.691%, 10/25/2021 (A)	514	29

SEI Institutional Investments Trust / Annual Report / May 31, 2017	115

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K027, Cl A2
2.637%, 01/25/2023	$1,030	$1,053
FHLMC Multifamily Structured Pass-Through Certificates, Ser K151, Cl A3
3.511%, 04/25/2030	3,220	3,356
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ03, Cl A2
2.328%, 06/25/2021	950	961
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ11, Cl A2
2.932%, 01/25/2023	1,786	1,848
FHLMC Reference REMIC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	617	698
FHLMC REMIC CMO, Ser 2011-3866, Cl SA, IO
4.961%, 05/15/2041 (A)	1,056	168
FHLMC TBA
4.000%, 06/15/2041 to 07/15/2041	7,525	7,942
3.500%, 07/15/2041	32,900	33,927
3.000%, 06/15/2043	35,600	35,777
FNMA
8.000%, 05/01/2023 to 06/01/2031	70	81
7.500%, 06/01/2030 to 11/01/2038	288	335
7.000%, 11/01/2017 to 02/01/2039	1,801	2,066
6.500%, 12/01/2022 to 12/01/2038	3,824	4,391
6.000%, 10/01/2019 to 10/01/2040	5,031	5,712
5.500%, 06/01/2020 to 08/01/2038	6,027	6,613
5.000%, 02/01/2020 to 08/01/2056	20,008	22,187
4.540%, 01/01/2020 to 05/01/2021	2,745	2,944
4.500%, 01/01/2020 to 06/01/2047	113,791	123,645
4.338%, 11/01/2021	5,358	5,737
4.250%, 04/01/2021	2,000	2,157
4.060%, 07/01/2021	2,213	2,375
4.050%, 01/01/2021	1,430	1,527
4.040%, 10/01/2020	2,120	2,258
4.000%, 07/01/2020 to 05/01/2047	200,845	213,831
3.980%, 08/01/2021	4,355	4,657
3.850%, 08/01/2025	3,411	3,702
3.762%, 12/01/2020	2,270	2,391
3.740%, 07/01/2020	1,270	1,335
3.730%, 03/01/2026	2,522	2,710
3.619%, 12/01/2020	3,457	3,643
3.583%, 09/01/2020	5,551	5,822
3.500%, 08/01/2028 to 08/01/2046	69,180	72,532
3.290%, 10/01/2020	939	978
3.230%, 11/01/2020	1,383	1,439
3.080%, 01/01/2027	1,260	1,296
3.010%, 05/01/2028	2,929	2,987
3.000%, 09/01/2033 to 02/01/2047	31,646	32,077
2.950%, 05/01/2031	3,362	3,357
2.910%, 06/01/2025	1,296	1,336

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
2.870%, 08/01/2026	$1,865	$1,861
2.830%, 06/01/2022	2,484	2,573
2.820%, 06/01/2022	2,824	2,924
2.810%, 04/01/2025	250	255
2.560%, 10/01/2028	3,000	2,914
2.500%, 10/01/2042	4,145	4,045
FNMA ARM
5.034%, 05/01/2037 (A)	10	10
4.378%, 04/01/2040 (A)	649	684
3.259%, 04/01/2047 (A)	2,989	3,074
3.162%, 12/01/2035 (A)	35	37
3.139%, 03/01/2047 (A)	2,471	2,555
FNMA CMO, Ser 1992-143, Cl M
8.000%, 09/25/2022	108	120
FNMA CMO, Ser 1992-69, Cl Z
8.000%, 05/25/2022	105	115
FNMA CMO, Ser 1992-96, Cl B, PO
0.000%, 05/25/2022 (B)	–	–
FNMA CMO, Ser 1993-149, Cl SH
11.500%, 08/25/2023 (A)	60	73
FNMA CMO, Ser 1993-99, Cl Z
7.000%, 07/25/2023	299	329
FNMA CMO, Ser 1994-31, Cl ZC
6.500%, 02/25/2024	239	260
FNMA CMO, Ser 1994-63, Cl PK
7.000%, 04/25/2024	215	240
FNMA CMO, Ser 1997-32, Cl PG
6.500%, 04/25/2027	181	201
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	170	186
FNMA CMO, Ser 2001-52, Cl YZ
6.500%, 10/25/2031	26	29
FNMA CMO, Ser 2003-124, Cl TS
9.800%, 01/25/2034 (A)	16	19
FNMA CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	403	450
FNMA CMO, Ser 2005-74, Cl CS
17.205%, 05/25/2035 (A)	156	205
FNMA CMO, Ser 2006-104, Cl MI, IO
5.726%, 11/25/2036 (A)	1,633	217
FNMA CMO, Ser 2006-125, Cl SM, IO
6.176%, 01/25/2037 (A)	700	126
FNMA CMO, Ser 2006-33, Cl LS
25.544%, 05/25/2036 (A)	110	185
FNMA CMO, Ser 2006-46, Cl SW
20.446%, 06/25/2036 (A)	91	122
FNMA CMO, Ser 2006-51, Cl SP, IO
5.626%, 03/25/2036 (A)	125	17
FNMA CMO, Ser 2007-108, Cl AN
8.204%, 11/25/2037 (A)	290	339
FNMA CMO, Ser 2007-64, Cl FA
1.494%, 07/25/2037 (A)	18	18

116	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2007-68, Cl SC, IO
5.676%, 07/25/2037 (A)	$298	$53
FNMA CMO, Ser 2008-22, Cl SI, IO
5.406%, 03/25/2037 (A)	3,238	139
FNMA CMO, Ser 2008-24, Cl NA
6.750%, 06/25/2037	58	64
FNMA CMO, Ser 2009-103, Cl MB
3.043%, 12/25/2039 (A)	365	390
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (B)	2,487	2,298
FNMA CMO, Ser 2010-123, Cl PM
4.000%, 07/25/2040	3,600	3,841
FNMA CMO, Ser 2010-150, Cl SK, IO
6.345%, 01/25/2041 (A)	975	184
FNMA CMO, Ser 2010-27, Cl AS, IO
5.456%, 04/25/2040 (A)	1,211	249
FNMA CMO, Ser 2011-2, Cl WA
5.820%, 02/25/2051 (A)	186	203
FNMA CMO, Ser 2011-43, Cl AN
3.500%, 12/25/2028	874	880
FNMA CMO, Ser 2011-75, Cl FA
1.574%, 08/25/2041 (A)	225	227
FNMA CMO, Ser 2011-90, Cl QI, IO
5.000%, 05/25/2034	1,510	108
FNMA CMO, Ser 2011-96, Cl SA, IO
5.526%, 10/25/2041 (A)	2,386	421
FNMA CMO, Ser 2012-133, Cl CS, IO
5.126%, 12/25/2042 (A)	1,389	293
FNMA CMO, Ser 2012-134, Cl MS, IO
5.126%, 12/25/2042 (A)	652	144
FNMA CMO, Ser 2012-139, Cl DI, IO
3.000%, 12/25/2027	1,369	129
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	63	69
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	913	1,034
FNMA CMO, Ser 2012-70, Cl YS, IO
5.626%, 02/25/2041 (A)	379	50
FNMA CMO, Ser 2012-74, Cl SA, IO
5.626%, 03/25/2042 (A)	1,110	188
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042 (B)	77	70
FNMA CMO, Ser 2012-75, Cl NS, IO
5.576%, 07/25/2042 (A)	384	76
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042 (B)	153	140
FNMA CMO, Ser 2012-93, Cl IB, IO
3.000%, 09/25/2027	5,222	514
FNMA CMO, Ser 2013-101, Cl CO, PO
0.000%, 10/25/2043 (B)	3,873	3,143
FNMA CMO, Ser 2013-101, Cl BO, PO
0.000%, 10/25/2043 (B)	1,706	1,373

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2013-26, Cl HI, IO
3.000%, 04/25/2032	$1,308	$110
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	2,027	2,324
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	2,155	2,396
FNMA CMO, Ser 2014-40, Cl EP
3.500%, 10/25/2042	1,364	1,431
FNMA CMO, Ser 2014-M12, Cl FA
1.106%, 10/25/2021 (A)	1,353	1,356
FNMA CMO, Ser 2014-M3, Cl X2, IO
0.192%, 01/25/2024 (A)	64,544	325
FNMA CMO, Ser 2015-M3, Cl FA
1.203%, 06/25/2018 (A)	2,636	2,636
FNMA CMO, Ser 2015-M8, Cl X2, IO
0.276%, 01/25/2025 (A)	88,478	982
FNMA CMO, Ser 2016-106, Cl BA
3.000%, 06/25/2045	2,288	2,340
FNMA CMO, Ser 2016-59, Cl CA
3.500%, 09/25/2043	5,513	5,791
FNMA CMO, Ser 2016-60, Cl QS, IO
5.076%, 09/25/2046 (A)	2,169	389
FNMA CMO, Ser 2016-89, Cl HA
3.000%, 12/25/2046	1,213	1,243
FNMA Interest STRIPS CMO, Ser 2002-323,
Cl 16, IO
7.000%, 01/25/2032	261	49
FNMA Interest STRIPS CMO, Ser 2003-334,
Cl 16, IO
6.500%, 02/01/2033	351	65
FNMA Interest STRIPS CMO, Ser 2009-397, Cl 6
2.000%, 09/25/2039	1,891	1,873
FNMA Interest STRIPS CMO, Ser 2012-409,
Cl C2, IO
3.000%, 04/25/2027	1,968	174
FNMA Interest STRIPS CMO, Ser 2012-409,
Cl C22, IO
4.500%, 11/25/2039	1,339	295
FNMA Interest STRIPS CMO, Ser 2012-409,
Cl C17, IO
4.000%, 11/25/2041	1,329	268
FNMA Interest STRIPS CMO, Ser 2012-409,
Cl C1, IO
3.000%, 11/25/2026	2,722	223
FNMA Interest STRIPS CMO, Ser 2012-409,
Cl C13, IO
3.500%, 11/25/2041	1,209	204
FNMA Multifamily Megas, Ser 141, Cl 1
2.966%, 05/01/2027 (A)	4,904	4,982
FNMA TBA
5.000%, 06/01/2038	6,385	7,020
4.500%, 07/01/2037 to 06/14/2042	39,045	42,077
4.000%, 07/13/2039 to 06/15/2045	69,055	72,875

SEI Institutional Investments Trust / Annual Report / May 31, 2017	117

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
3.500%, 08/01/2026 to 06/15/2045	$23,065	$23,856
3.000%, 06/25/2027 to 07/01/2042	58,020	58,567
FNMA, Ser 2016-M11, Cl AL
2.944%, 07/25/2039	1,331	1,315
FNMA, Ser 2016-M11, Cl A2
2.369%, 07/25/2026 (A)	2,537	2,461
FNMA, Ser M4, Cl A2
2.597%, 12/25/2026 (A)	1,430	1,409
GNMA
9.500%, 12/15/2020	1	1
7.000%, 04/15/2026 to 05/15/2033	951	1,051
6.500%, 01/15/2024 to 08/15/2039	2,201	2,475
6.000%, 12/15/2023 to 10/20/2040	6,339	7,275
5.000%, 12/20/2039 to 11/20/2045	757	843
4.500%, 01/20/2040 to 04/15/2047	13,895	15,140
4.000%, 07/15/2045 to 06/01/2047	27,296	28,969
3.500%, 03/20/2046 to 03/20/2047	35,807	37,400
3.000%, 04/15/2045 to 12/20/2046	15,870	16,197
GNMA ARM
2.250%, 01/20/2060 (A)	924	951
1.625%, 07/20/2034 (A)	12	12
GNMA CMO, Ser 2001-22, Cl PS
18.406%, 03/17/2031 (A)	269	400
GNMA CMO, Ser 2002-57, Cl SB
97.613%, 08/16/2032 (A)	35	134
GNMA CMO, Ser 2003-60, Cl GS
10.763%, 05/16/2033 (A)	29	33
GNMA CMO, Ser 2004-93, Cl PC
5.000%, 04/16/2034	16	16
GNMA CMO, Ser 2005-7, Cl JM
14.537%, 05/18/2034 (A)	7	9
GNMA CMO, Ser 2006-16, Cl GS, IO
5.997%, 04/20/2036 (A)	704	123
GNMA CMO, Ser 2007-78, Cl SA, IO
5.536%, 12/16/2037 (A)	4,233	660
GNMA CMO, Ser 2009-106, Cl KS, IO
5.407%, 11/20/2039 (A)	5,458	887
GNMA CMO, Ser 2009-66, Cl XS, IO
5.806%, 07/16/2039 (A)	51	8
GNMA CMO, Ser 2009-66, Cl LC
6.000%, 08/16/2039	2,245	2,639
GNMA CMO, Ser 2009-8, Cl PS, IO
5.308%, 08/16/2038 (A)	47	5
GNMA CMO, Ser 2010-14, Cl AO, PO
0.000%, 12/20/2032 (B)	115	110
GNMA CMO, Ser 2010-31, Cl GS, IO
5.507%, 03/20/2039 (A)	188	14
GNMA CMO, Ser 2010-4, Cl NS, IO
5.398%, 01/16/2040 (A)	7,599	1,382
GNMA CMO, Ser 2010-4, Cl SL, IO
5.408%, 01/16/2040 (A)	159	29

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2010-59, Cl LB
4.500%, 10/20/2039	$1,979	$2,100
GNMA CMO, Ser 2010-85, Cl HS, IO
5.657%, 01/20/2040 (A)	550	72
GNMA CMO, Ser 2010-H10, Cl FC
1.983%, 05/20/2060 (A)	3,345	3,392
GNMA CMO, Ser 2010-H26, Cl LF
1.180%, 08/20/2058 (A)	4,299	4,261
GNMA CMO, Ser 2011-146, Cl EI, IO
5.000%, 11/16/2041	80	18
GNMA CMO, Ser 2011-H09, Cl AF
1.330%, 03/20/2061 (A)	1,312	1,311
GNMA CMO, Ser 2012-112, Cl IO, IO
0.311%, 02/16/2053 (A)	7,080	187
GNMA CMO, Ser 2012-124, Cl AS, IO
5.206%, 10/16/2042 (A)	1,095	206
GNMA CMO, Ser 2012-142, Cl IO, IO
1.037%, 04/16/2054 (A)	19,416	870
GNMA CMO, Ser 2012-27, Cl IO, IO
1.028%, 04/16/2053 (A)	10,304	391
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	1,308	112
GNMA CMO, Ser 2012-98, Cl SA, IO
5.666%, 08/16/2042 (A)	896	161
GNMA CMO, Ser 2013-145, Cl IO, IO
1.074%, 09/16/2044 (A)	9,310	509
GNMA CMO, Ser 2013-163, Cl IO, IO
1.157%, 02/16/2046 (A)	12,436	733
GNMA CMO, Ser 2013-178, Cl IO, IO
0.787%, 06/16/2055 (A)	5,812	224
GNMA CMO, Ser 2013-63, Cl IO, IO
0.769%, 09/16/2051 (A)	8,247	421
GNMA CMO, Ser 2013-H01, Cl TA
1.330%, 01/20/2063 (A)	1,056	1,058
GNMA CMO, Ser 2013-H01, Cl JA
1.150%, 01/20/2063 (A)	1,148	1,139
GNMA CMO, Ser 2014-124, Cl IE, IO
0.748%, 05/16/2054 (A)	9,644	442
GNMA CMO, Ser 2014-186, Cl IO, IO
0.789%, 08/16/2054 (A)	15,274	818
GNMA CMO, Ser 2014-47, Cl IA, IO
0.521%, 02/16/2048 (A)	2,193	91
GNMA CMO, Ser 2014-50, Cl IO, IO
0.895%, 09/16/2055 (A)	8,901	505
GNMA CMO, Ser 2014-H04, Cl FB
1.633%, 02/20/2064 (A)	2,441	2,450
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	642	144
GNMA CMO, Ser 2016-128, Cl IO, IO
1.002%, 09/16/2056 (A)	13,937	1,111
GNMA CMO, Ser 2016-135, Cl SB, IO
5.108%, 10/16/2046 (A)	649	183

118	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2016-84, Cl IG, IO
4.500%, 11/16/2045	$84	$17
GNMA TBA
4.500%, 06/01/2039	9,600	10,276
4.000%, 06/01/2039	20,225	21,403
3.500%, 06/15/2041 to 07/15/2041	62,395	65,045
3.000%, 06/01/2043	61,980	63,179
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
1.432%, 10/07/2020 (A)	4,377	4,383
NCUA Guaranteed Notes CMO, Ser 2010-R2, Cl 1A
1.356%, 11/06/2017 (A)	1,607	1,607
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 2A
1.542%, 12/08/2020 (A)	311	312
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 1A
1.542%, 12/08/2020 (A)	340	341
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
1.436%, 01/08/2020 (A)	36	36
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
1.386%, 02/06/2020 (A)	437	438

		1,547,511

Non-Agency Mortgage-Backed Obligations — 4.7%
Alternative Loan Trust, Ser 2004-J6, Cl PO, PO
0.000%, 11/25/2031 (B)	80	72
American Home Mortgage Investment Trust, Ser 2005-1, Cl 1A2
1.542%, 06/25/2045 (A)	4,925	4,791
ASG Resecuritization Trust, Ser 2009-3, Cl A65
2.742%, 03/26/2037 (A)(C)	164	164
ASG Resecuritization Trust, Ser 2011-1, Cl 3A50
3.558%, 11/28/2035 (A)(C)	147	146
Banc of America Alternative Loan Trust, Ser 2006-8, Cl 3A1
5.902%, 11/25/2021 (A)	46	41
Banc of America Alternative Loan Trust, Ser 2007-1, Cl 2A1
6.254%, 04/25/2037 (A)	154	137
Banc of America Funding, Ser 2003-2, Cl 1A1
6.500%, 06/25/2032	15	16
Banc of America Funding, Ser 2004-2, Cl 1CB1
5.750%, 09/20/2034	168	179
Banc of America Funding, Ser 2004-C, Cl 1A1
3.194%, 12/20/2034 (A)	61	60
Banc of America Funding, Ser 2005-B, Cl 2A1
3.591%, 04/20/2035 (A)	1,970	1,743

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding, Ser 2006-G, Cl 2A4
1.300%, 07/20/2036 (A)	$6,823	$6,830
Banc of America Funding, Ser 2010-R11A, Cl 1A6
4.953%, 08/26/2035 (A)(C)	15	15
Banc of America Funding, Ser 2015-R2, Cl 9A1
1.239%, 03/27/2036 (A)(C)	4,457	4,317
Banc of America Re-Remic Trust, Ser 2012- PARK, Cl A
2.959%, 12/10/2030 (C)	242	247
Bayview Commercial Asset Trust, Ser 2006-4A, Cl A1
1.221%, 12/25/2036 (A)(C)	1,159	1,048
BB-UBS Trust, Ser 2012-TFT, Cl A
2.892%, 06/05/2030 (C)	1,500	1,485
BCAP LLC Trust, Ser 2009-RR5, Cl 8A1
5.500%, 11/26/2034 (C)	152	156
BCAP LLC Trust, Ser 2010-RR7, Cl 1A5
3.243%, 04/26/2035 (A)(C)	5	5
BCAP LLC Trust, Ser 2010-RR8, Cl 3A4
3.285%, 05/26/2035 (A)(C)	21	21
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 24A
2.950%, 05/25/2034 (A)	130	121
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
3.712%, 05/25/2034 (A)	45	45
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-5, Cl A1
2.580%, 08/25/2035 (A)	146	148
Bear Stearns Alt-A Trust, Ser 2004-13, Cl A1
1.731%, 11/25/2034 (A)	16	16
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl X1, IO
0.399%, 06/11/2041 (A)(C)	132	–
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl X, IO
0.023%, 01/15/2046 (A)(C)	2,579	–
CD Commercial Mortgage Trust, Ser 2007-CD4, Cl XC, IO
0.530%, 12/11/2049 (A)(C)	1,107	–
CD Commercial Mortgage Trust, Ser 2016-CD1, Cl ASB
2.622%, 07/10/2026	1,686	1,680
CD Commercial Mortgage Trust, Ser 2016-CD1, Cl A1
1.443%, 08/10/2021	498	492
CD Commercial Mortgage Trust, Ser 2016-CDS, Cl A4
3.526%, 11/01/2049	1,280	1,334
CD Commercial Mortgage Trust, Ser 2017-CD3, Cl A4
3.631%, 01/10/2027	1,240	1,304

SEI Institutional Investments Trust / Annual Report / May 31, 2017	119

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CD Commercial Mortgage Trust, Ser 2017-CD4, Cl ASB
3.317%, 05/10/2050	$734	$761
CFCRE Commercial Mortgage Trust, Ser 2011- C1, Cl A4
4.961%, 04/15/2044 (A)(C)	1,329	1,426
CFCRE Commercial Mortgage Trust, Ser 2016- C3, Cl A1
1.793%, 01/10/2021	832	831
CFCRE Commercial Mortgage Trust, Ser 2016- C4, Cl A4
3.283%, 02/10/2026	966	979
CFCRE Commercial Mortgage Trust, Ser 2016- C7, CI A3
3.839%, 12/10/2026	712	749
CFCRE Commercial Mortgage Trust, Ser 2016- C7, CI A2
3.585%, 12/10/2054	964	999
CFCRE Commercial Mortgage Trust, Ser 2017- C8, Cl ASB
3.367%, 06/15/2050	763	787
CFCRE Commercial Mortgage Trust, Ser 2017- C8, Cl A1
1.965%, 06/15/2050	600	600
CFCRE Commercial Mortgage Trust, Ser 2017- C8, Cl A4
3.572%, 05/15/2027	965	996
CGBAM Commercial Mortgage Trust, Ser 2016- IMC, CI D
6.394%, 11/15/2021 (A)(C)	4,030	4,122
CG-CCRE Commercial Mortgage Trust, Ser 2014-FL1, Cl A
1.944%, 06/15/2031 (A)(C)	1,024	1,024
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
3.113%, 02/25/2037 (A)	94	94
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
3.284%, 02/25/2037 (A)	90	90
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
3.297%, 07/25/2037 (A)	150	149
Chevy Chase Funding LLC Mortgage-Backed Certificates, Ser 2003-4X, Cl A2
1.891%, 10/25/2034 (A)	3,725	3,466
Chevy Chase Funding LLC Mortgage-Backed Certificates, Ser 2004-1A, Cl A2
1.354%, 01/25/2035 (A)(C)	3,505	3,248
Chicago Skyscraper Trust, Ser 2017-SKY, Cl B
2.089%, 04/15/2030 (A)(C)	1,300	1,302
CHL Mortgage Pass-Through Trust, Ser 2004-14, Cl 4A1
2.783%, 08/25/2034 (A)	167	161
CHL Mortgage Pass-Through Trust, Ser 2005-20,Cl A7
5.250%, 12/25/2027	261	248

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl A
3.251%, 05/10/2035 (C)	$1,465	$1,514
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl A4
3.093%, 03/10/2023	567	582
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl A2
1.987%, 04/10/2046	1,402	1,407
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	1,290	1,361
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
3.240%, 09/25/2033 (A)	176	176
Citigroup Mortgage Loan Trust, Ser 2004- HYB1, Cl A41
3.209%, 02/25/2034 (A)	36	34
Citigroup Mortgage Loan Trust, Ser 2004-RR2, Cl A2
3.195%, 05/25/2034 (A)(C)	235	237
Citigroup Mortgage Loan Trust, Ser 2004-UST1, Cl A6
3.034%, 08/25/2034 (A)	89	86
Citigroup Mortgage Loan Trust, Ser 2008-AR4, Cl 1A1A
3.539%, 11/25/2038 (A)(C)	51	51
Citigroup Mortgage Loan Trust, Ser 2009-10, Cl 1A1
2.785%, 09/25/2033 (A)(C)	200	202
CityLine Commercial Mortgage Trust, Ser 2016-CLNE, Cl A
2.778%, 11/10/2023 (A)(C)	1,290	1,298
COMM Mortgage Trust, Ser 2010-C1, Cl A2
3.830%, 07/10/2046 (C)	164	165
COMM Mortgage Trust, Ser 2012-CCRE4, Cl A2
1.801%, 10/15/2045	444	444
COMM Mortgage Trust, Ser 2012-CR2, Cl A4
3.147%, 08/15/2045	209	216
COMM Mortgage Trust, Ser 2012-LC4, Cl A3
3.069%, 12/10/2044	220	224
COMM Mortgage Trust, Ser 2013-300P, Cl A1
4.353%, 08/10/2030 (C)	1,345	1,471
COMM Mortgage Trust, Ser 2013-CCRE12, Cl A4
4.046%, 10/10/2046	155	167
COMM Mortgage Trust, Ser 2013-CR10, Cl A2
2.972%, 08/10/2046	533	542
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	220	236
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.252%, 10/10/2046 (A)	90	93
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	190	206

120	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-CR6, Cl A2
2.122%, 03/10/2046	$2,975	$2,984
COMM Mortgage Trust, Ser 2013-CR6, Cl A1
0.719%, 03/10/2046	102	102
COMM Mortgage Trust, Ser 2013-LC13, Cl B
5.009%, 08/10/2046 (A)(C)	1,150	1,260
COMM Mortgage Trust, Ser 2014-CR15, Cl A2
2.928%, 02/10/2047	119	121
COMM Mortgage Trust, Ser 2014-UBS2, Cl XA, IO
1.547%, 03/10/2047 (A)	15,220	921
COMM Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	258	274
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/2047	504	530
COMM Mortgage Trust, Ser 2014-UBS6, Cl AM
4.048%, 12/10/2047	1,653	1,736
COMM Mortgage Trust, Ser 2015-3BP,Cl A
3.178%, 02/10/2035 (C)	1,460	1,484
COMM Mortgage Trust, Ser 2015-DC1, Cl A2
2.870%, 02/10/2048	135	137
COMM Mortgage Trust, Ser 2015-LC19,Cl XA, IO
1.213%, 01/10/2025 (A)	17,472	1,246
COMM Mortgage Trust, Ser 2016-787S, Cl A
3.545%, 02/10/2036 (C)	1,470	1,526
COMM Mortgage Trust, Ser 2016-COR1, Cl ASB
2.972%, 10/10/2049	728	739
COMM Mortgage Trust, Ser 2016-SAVA,Cl A
2.480%, 10/15/2018	1,700	1,707
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 11/15/2045	756	769
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl A1
1.295%, 10/10/2046	80	80
Commercial Mortgage Pass-Through Certificates, Ser 2013-WWP,Cl A2
3.424%, 03/10/2031 (C)	471	491
Commercial Mortgage Pass-Through Certificates, Ser 2014-277P,Cl A
3.611%, 08/10/2049 (A)(C)	1,350	1,420
Commercial Mortgage Trust, Ser 2013-CR11, Cl A1
1.468%, 10/10/2046	251	250
Countrywide Alternative Loan Trust, Ser 2004- 27CB, Cl A1
6.000%, 12/25/2034	858	845
Countrywide Alternative Loan Trust, Ser 2004- J6, Cl 2A1
6.500%, 11/25/2031	378	395

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Countrywide Alternative Loan Trust, Ser 2005- 27,Cl 3A2
1.762%, 08/25/2035 (A)	$356	$262
Credit Suisse First Boston Mortgage Securities, Ser 2003-27,Cl 5A3
5.250%, 11/25/2033	244	247
Credit Suisse First Boston Mortgage Securities, Ser 2003-29,Cl 5A1
7.000%, 12/25/2033	132	140
Credit Suisse Mortgage Capital Certificates, Ser 2011-16R, Cl 7A3
3.090%, 12/27/2036 (A)(C)	3	3
CSAIL Commercial Mortgage Trust, Ser 2015- C4, Cl A4
3.808%, 11/15/2048	1,682	1,772
CSAIL Commercial Mortgage Trust, Ser 2016- C5, Cl ASB
3.533%, 11/15/2048	327	343
CSMC Trust, Ser 2015-5R, Cl 1A1
1.066%, 09/27/2046 (C)	5,330	5,195
CSMC Trust, Ser 2015-GLPA, Cl A
3.881%, 11/15/2037 (C)	210	224
CSMC Trust, Ser 2016-BDWN, Cl A
3.889%, 02/15/2029 (A)(C)	4,260	4,330
CSMC Trust, Ser 2016-BDWN, Cl B
5.489%, 02/15/2029 (A)(C)	1,720	1,730
DBRR Trust, Ser 2011-LC2, Cl A4A
4.537%, 07/12/2044 (A)(C)	2,845	2,997
DSLA Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
1.794%, 11/19/2044 (A)	859	766
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
2.641%, 04/25/2024 (A)	10,626	10,773
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M2
3.424%, 08/25/2024 (A)	201	201
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M2
3.874%, 04/25/2028 (A)	5,448	5,636
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M2
3.924%, 07/25/2028 (A)	3,030	3,155
First Horizon Alternative Mortgage Securities, Ser 2004-AA3, Cl A1
3.005%, 09/25/2034 (A)	200	196
FREMF Mortgage Trust, Ser 2012-K20,Cl X2A, IO
0.200%, 05/25/2045 (C)	27,061	211
GE Business Loan Trust, Ser 2007-1A, Cl A
1.159%, 04/16/2035 (A)(C)	662	635
GS Mortgage Securities II, Ser 2011-GC5, Cl A2
2.999%, 08/10/2044	9	9

SEI Institutional Investments Trust / Annual Report / May 31, 2017	121

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (C)	$260	$264
GS Mortgage Securities Trust, Ser 2006-GG8, Cl X, IO
0.989%, 11/10/2039 (A)(C)	1,127	–
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl AAB
2.935%, 05/10/2045	206	209
GS Mortgage Securities Trust, Ser 2013-GC14, Cl AAB
3.817%, 04/10/2023	1,574	1,672
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (A)	390	432
GS Mortgage Securities Trust, Ser 2013-GC16, Cl A2
3.033%, 11/10/2018	642	652
GS Mortgage Securities Trust, Ser 2015-GC32, Cl XA, IO
1.023%, 07/10/2048 (A)	38,422	1,935
GS Mortgage Securities Trust, Ser 2016-GS3, Cl A4
2.850%, 10/10/2049	734	725
GS Mortgage Securities Trust, Ser 2016-GS3, Cl AAB
2.777%, 10/10/2049	1,102	1,111
GS Mortgage Securities Trust, Ser 2016-GS4, Cl A4
3.442%, 11/10/2049 (A)	949	982
GS Mortgage Securities Trust, Ser 2017-GS5, Cl A3
3.409%, 03/10/2050	1,564	1,621
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (A)(C)	2	2
GSMPS Mortgage Loan Trust, Ser 2005-RP3, Cl 1AS, IO
3.655%, 09/25/2035 (A)(C)	265	29
GSR Mortgage Loan Trust, Ser 2004-8F,Cl 2A3
6.000%, 09/25/2034	136	140
GSR Mortgage Loan Trust, Ser 2007-1F,Cl 2A4
5.500%, 01/25/2037	32	32
Homestar Mortgage Acceptance, Ser 2004-5, Cl A1
1.891%, 10/25/2034 (A)	128	128
Hudson Yards, Ser 2016-10HY,Cl A
2.835%, 08/10/2026	1,200	1,179
Impac CMB Trust, Ser 2005-4, Cl 2A1
1.591%, 05/25/2035 (A)	137	132
Impac CMB Trust, Ser 2007-A, Cl M1
1.391%, 05/25/2037 (A)(C)	1,923	1,787
Impac Secured Assets Trust, Ser 2006-2, Cl 2A1
1.341%, 08/25/2036 (A)	169	165

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (C)	$3,952	$4,406
Indymac Index Mortgage Loan Trust, Ser 2004- AR7,Cl A2
1.851%, 09/25/2034 (A)	22	21
Indymac Index Mortgage Loan Trust, Ser 2004- AR8, Cl 2A2A
1.791%, 11/25/2034 (A)	38	33
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	495	503
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.214%, 11/15/2045 (A)	410	433
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17,Cl B
5.049%, 01/15/2047 (A)	230	250
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl A5
3.775%, 08/15/2047	1,077	1,139
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.712%, 09/15/2047 (A)	750	754
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A4
3.227%, 10/15/2048	1,168	1,189
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A2
2.773%, 10/15/2048	666	680
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	3,794	3,791
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30,Cl A5
3.822%, 07/15/2048	1,330	1,406
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30,Cl AS
4.226%, 07/15/2048 (A)	1,296	1,375
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	4,120	4,351
JPMBB Commercial Mortgage Securities Trust, Ser 2016-C1, Cl ASB
3.316%, 03/15/2049	1,391	1,449
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP5, Cl ASB
3.549%, 11/15/2026	3,085	3,248
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP6, Cl A5
3.490%, 07/15/2050	472	489

122	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP6, Cl ASB
3.283%, 07/15/2050	$813	$841
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl C
4.512%, 02/15/2027 (A)	4,589	4,761
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl B
4.009%, 02/15/2027 (A)	3,610	3,749
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl ASB
3.492%, 10/15/2026	291	305
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.475%, 06/12/2043 (A)	7,726	10
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9,Cl A3SF
1.149%, 05/15/2047 (A)	236	236
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9,Cl AM
5.372%, 05/15/2047	1,227	1,226
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A2
3.616%, 11/15/2043 (C)	496	500
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A1
3.300%, 08/05/2032 (C)	468	471
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A2
4.311%, 08/05/2032 (C)	2,601	2,719
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl A4
4.717%, 02/16/2046 (C)	710	763
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/2046 (C)	2,965	3,028
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-LC9,Cl A2
1.677%, 12/15/2047	265	265
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A2
2.665%, 01/15/2046	379	383
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20,Cl A2
2.872%, 07/15/2047	635	648
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20,Cl A5
3.805%, 07/15/2047	79	84
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-FL7,Cl C
3.839%, 05/15/2028 (A)(C)	1,280	1,282

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-JP1, Cl ASB
3.733%, 01/15/2049	$315	$336
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl ASB
2.713%, 09/15/2025	993	998
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl A1
1.324%, 08/15/2049	666	659
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP3, Cl A5
2.870%, 08/15/2026	1,310	1,293
JPMorgan Mortgage Trust, Ser 2004-A3, Cl SF3
2.951%, 06/25/2034 (A)	705	696
JPMorgan Mortgage Trust, Ser 2005-A1, Cl 3A4
3.376%, 02/25/2035 (A)	253	259
JPMorgan Mortgage Trust, Ser 2005-A2, Cl 5A2
3.249%, 04/25/2035 (A)	75	75
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
3.117%, 11/25/2033 (A)	344	350
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
3.178%, 08/25/2034 (A)	349	351
LB-UBS Commercial Mortgage Trust, Ser 2006- C1, Cl XCL, IO
0.327%, 02/15/2041 (A)(C)	3,390	–
LB-UBS Commercial Mortgage Trust, Ser 2008- C1, Cl A2
6.292%, 04/15/2041 (A)	68	70
Liberty Street Trust, Ser 2016-225L, Cl A
3.597%, 02/10/2036 (C)	1,465	1,528
Master Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7
3.049%, 11/21/2034 (A)	523	535
Master Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7A
3.049%, 11/21/2034 (A)	3,843	3,943
Master Alternative Loans Trust, Ser 2004-4, Cl 1A1
5.500%, 05/25/2034	643	645
Master Resecuritization Trust, Ser 2005-PO, Cl 3PO,PO
0.000%, 05/28/2035 (B)(C)	29	22
MASTR Adjustable Rate Mortgages Trust, Ser 2004-5, Cl 3A1
1.625%, 06/25/2034 (A)	8	7
MASTR Alternative Loan Trust, Ser 2006-3, Cl 1A3
6.250%, 07/25/2036	333	287
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034 (C)	1,686	1,593

SEI Institutional Investments Trust / Annual Report / May 31, 2017	123

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
MASTR Reperforming Loan Trust, Ser 2005-2, Cl 1A1F
1.341%, 05/25/2035 (A)(C)	$329	$281
MASTR Seasoned Securitization Trust, Ser 2004-1, Cl 4A1
3.134%, 10/25/2032 (A)	6	7
MASTR Seasoned Securitization Trust, Ser 2005-1, Cl 4A1
2.935%, 10/25/2032 (A)	60	61
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
3.252%, 07/25/2033 (A)	70	69
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
3.047%, 12/25/2034 (A)	235	236
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 2A1
3.296%, 02/25/2034 (A)	82	83
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
3.625%, 02/25/2034 (A)	193	195
Merrill Lynch Mortgage Investors Trust, Ser 2004-A4, Cl A2
2.982%, 08/25/2034 (A)	125	127
Merrill Lynch Mortgage Investors Trust, Ser 2004-D,Cl A2
2.082%, 09/25/2029 (A)	154	148
Merrill Lynch Mortgage Investors Trust, Ser 2006-1, Cl 1A
3.138%, 02/25/2036 (A)	137	129
ML-CFC Commercial Mortgage Trust, Ser 2006- 4, Cl XC,IO
0.892%, 12/12/2049 (A)(C)	701	–
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl XA, IO
1.710%, 08/15/2045 (A)(C)	3,776	224
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10,Cl A4
4.219%, 07/15/2046 (A)	1,600	1,727
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10,Cl A2
2.964%, 06/15/2018	396	399
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7,Cl AS
3.214%, 02/15/2046	207	210
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9,Cl A2
1.970%, 05/15/2046	505	506
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C27,Cl A4
3.753%, 12/15/2047	1,295	1,366

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C30,Cl ASB
2.729%, 10/15/2025	$3,493	$3,473
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C6, Cl A2
1.868%, 11/15/2045	297	297
Morgan Stanley Capital I Trust, Ser 2016-BNK2, Cl XA, IO
1.124%, 11/15/2049 (A)	16,422	1,201
Morgan Stanley Capital I Trust, Ser 2016-UB11, Cl A1
1.445%, 04/15/2021	1,476	1,460
Morgan Stanley Capital I Trust, Ser 2016-UB11, Cl ASB
2.606%, 01/15/2021	756	755
Morgan Stanley Capital I Trust, Ser 2016-UBS9, Cl A1
1.711%, 03/15/2049	809	802
Morgan Stanley Capital I Trust, Ser 2017-H1, Cl A5
3.530%, 05/15/2027	828	853
Morgan Stanley Capital I, Ser 2007-HQ11, Cl X, IO
1.000%, 02/12/2044 (A)(C)	6,176	8
Morgan Stanley Mortgage Loan Trust, Ser 2004-3, Cl 4A
5.669%, 04/25/2034 (A)	228	240
Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, Cl 2A3S
5.858%, 01/25/2047	19	11
Mortgage Loan Resecuritization Trust, Ser 2009-RS1, Cl A85
1.252%, 04/16/2036 (A)(C)	5,656	4,801
Mortgage Repurchase Agreement Financing Trust, Ser 2016-4, Cl A1
2.194%, 05/10/2019 (A)(C)	2,040	2,028
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/2035 (A)(C)	2,030	2,036
New York Mortgage Trust, Ser 2006-1, Cl 2A2
3.581%, 05/25/2036 (A)	242	222
Nomura Resecuritization Trust, Ser 2014-1R, Cl 3A1
0.304%, 07/26/2036 (A)(C)	294	293
OBP Depositor LLC Trust, Ser 2010-OBP,Cl A
4.646%, 07/15/2045 (C)	1,195	1,280
Opteum Mortgage Acceptance Asset-Backed Pass-Through Certificates, Ser 2005-1, Cl M6
2.329%, 02/25/2035 (A)	4,462	4,201
Prime Mortgage Trust, Ser 2004-CL1, Cl 1PO, PO
0.000%, 02/25/2034 (B)	15	13

124	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	$88	$92
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035 (C)	1,552	1,439
RALI Trust, Ser 2004-QS7,Cl A4
5.500%, 05/25/2034	940	954
RALI Trust, Ser 2005-QO2, Cl A1
2.022%, 09/25/2045 (A)	546	480
RALI Trust, Ser 2005-QO5, Cl A1
1.662%, 01/25/2046 (A)	765	591
RAMP Trust, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031	256	260
RAMP Trust, Ser 2005-SL1, Cl A5
6.500%, 05/25/2032	19	19
RBS Commercial Funding Trust, Ser 2013-GSP, Cl A
3.961%, 01/13/2032 (A)(C)	1,380	1,472
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	61	64
Residential Asset Mortgage Products, Ser 2004-SL3, Cl A2
6.500%, 12/25/2031	302	304
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
3.231%, 12/25/2034 (A)	573	573
Sequoia Mortgage Trust, Ser 2004-12, Cl A3
1.640%, 01/20/2035 (A)	250	231
Springleaf Mortgage Loan Trust, Ser 2013-2A, Cl A
1.780%, 12/25/2065 (A)(C)	312	312
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-19XS, Cl 1A1
1.344%, 10/25/2035 (A)	2,205	2,015
Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M2
3.191%, 02/25/2024 (A)	1,580	1,623
Structured Asset Mortgage Investments II Trust, Ser 2005-AR1, Cl A1
1.474%, 04/19/2035 (A)	2,141	2,055
Structured Asset Mortgage Investments, Ser 2004-AR5, Cl 1A1
1.654%, 10/19/2034 (A)	169	162
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2001-15A, Cl 4A1
3.184%, 10/25/2031 (A)	43	43
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2004-5H, Cl A4
5.540%, 12/25/2033	288	295
Structured Asset Securities, Ser 2003-31A, Cl 2A7
3.252%, 10/25/2033 (A)	3,501	3,544

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities, Ser 2003-37A, Cl 2A
2.994%, 12/25/2033 (A)	$86	$86
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
1.631%, 09/25/2043 (A)	334	322
Towd Point Mortgage Funding, Ser 2016-V1A, Cl A1
1.556%, 02/20/2054 (A)(C)	1,714	2,226
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl XA, IO
2.273%, 05/10/2045 (A)(C)	4,779	396
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A2
2.113%, 05/10/2063	64	64
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A2
1.712%, 12/10/2017	1,011	1,011
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl A2
2.067%, 04/10/2046	250	250
VNDO Mortgage Trust, Ser 2013-PENN, Cl A
3.808%, 12/13/2029 (C)	1,110	1,170
VNO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (C)	100	103
VNO Mortgage Trust, Ser 2016-350P,Cl A
3.805%, 01/10/2027 (C)	1,210	1,267
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl XC,IO
0.067%, 06/15/2045 (A)(C)	28,199	–
WaMu Mortgage Pass-Through Certificates Trust, Ser 2002-AR18, Cl A
3.002%, 01/25/2033 (A)	132	133
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR10,Cl A7
2.838%, 10/25/2033 (A)	177	180
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR6, Cl A1
2.909%, 06/25/2033 (A)	153	153
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR7,Cl A7
2.677%, 08/25/2033 (A)	135	136
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR8, Cl A
2.680%, 08/25/2033 (A)	99	101
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR9,Cl 1A6
2.785%, 09/25/2033 (A)	309	313
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR9,Cl 2A
2.846%, 09/25/2033 (A)	111	110

SEI Institutional Investments Trust / Annual Report / May 31, 2017	125

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates
Trust, Ser 2003-MS1, Cl 1A
5.000%, 02/25/2018	$3	$3
WaMu Mortgage Pass-Through Certificates
Trust, Ser 2003-S4, Cl 2A10
14.648%, 06/25/2033 (A)	27	32
WaMu Mortgage Pass-Through Certificates
Trust, Ser 2003-S9,Cl A8
5.250%, 10/25/2033	478	497
WaMu Mortgage Pass-Through Certificates
Trust, Ser 2004-AR3, Cl A2
2.971%, 06/25/2034 (A)	114	115
WaMu Mortgage Pass-Through Certificates
Trust, Ser 2005-3, Cl CX, IO
5.500%, 05/25/2035	343	68
WaMu Mortgage Pass-Through Certificates
Trust, Ser 2005-AR19,Cl A1A2
1.314%, 12/25/2045 (A)	2,562	2,435
WaMu Mortgage Pass-Through Certificates
Trust, Ser 2006-AR1, Cl 1A1B
1.732%, 01/25/2046 (A)	2,037	1,139
WaMu Mortgage Pass-Through Certificates
Trust, Ser 2006-AR13, Cl 2A
2.091%, 10/25/2046 (A)	643	608
WaMu Mortgage Pass-Through Certificates
Trust, Ser 2006-AR14, Cl 1A4
2.663%, 11/25/2036 (A)	195	186
WaMu Mortgage Pass-Through Certificates
Trust, Ser 2006-AR17,Cl 2A
2.116%, 12/25/2046 (A)	280	274
WaMu Mortgage Pass-Through Certificates
Trust, Ser 2006-AR17,Cl 1A1B
1.448%, 12/25/2046 (A)	268	138
WaMu MSC Mortgage Pass-Through
Certificates Trust, Ser 2003-MS2, Cl 1A1
5.750%, 02/25/2033	21	23
WaMu MSC Mortgage Pass-Through
Certificates Trust, Ser 2003-MS8, Cl 1P,PO
0.000%, 05/25/2033 (B)	44	40
WaMu MSC Mortgage Pass-Through
Certificates Trust, Ser 2003-MS9,Cl 2P, PO
0.000%, 04/25/2033 (B)	80	71
Wells Fargo Commercial Mortgage Trust,
Ser 2013-120B, Cl A
2.710%, 03/18/2028 (A)(C)	1,530	1,553
Wells Fargo Commercial Mortgage Trust,
Ser 2016-C36, Cl A4
3.065%, 11/15/2059	1,310	1,312
Wells Fargo Mortgage-Backed Securities Trust,
Ser 2004-B, Cl A1
3.024%, 02/25/2034 (A)	126	126

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust,
Ser 2004-E, Cl A2
3.280%, 05/25/2034 (A)	$27	$27
Wells Fargo Mortgage-Backed Securities Trust,
Ser 2004-EE, Cl 3A2
3.253%, 12/25/2034 (A)	109	113
Wells Fargo Mortgage-Backed Securities Trust,
Ser 2004-EE, Cl 2A1
3.057%, 12/25/2034 (A)	184	186
Wells Fargo Mortgage-Backed Securities Trust,
Ser 2004-I, Cl 1A1
3.178%, 07/25/2034 (A)	287	292
Wells Fargo Mortgage-Backed Securities Trust,
Ser 2004-O,Cl A1
2.995%, 08/25/2034 (A)	53	54
Wells Fargo Mortgage-Backed Securities Trust,
Ser 2005-AR14, Cl A1
3.016%, 08/25/2035 (A)	128	129
Wells Fargo Mortgage-Backed Securities Trust,
Ser 2005-AR8, Cl 2A1
3.197%, 06/25/2035 (A)	257	263
Wells Fargo Mortgage-Backed Securities Trust,
Ser 2005-AR9,Cl 2A1
3.068%, 10/25/2033 (A)	87	88
Wells Fargo Mortgage-Backed Securities Trust,
Ser 2006-AR18, Cl 1A1
3.037%, 11/25/2036 (A)	197	184
Wells Fargo Mortgage-Backed Securities Trust,
Ser 2006-AR8, Cl 1A3
3.168%, 04/25/2036 (A)	196	194
Wells Fargo Mortgage-Backed Securities Trust,
Ser 2006-AR8, Cl 3A1
3.176%, 04/25/2036 (A)	3,961	3,971
WFRBS Commercial Mortgage Trust, Ser 2012-
C10,Cl XA, IO
1.822%, 12/15/2045 (A)(C)	3,869	256
WFRBS Commercial Mortgage Trust, Ser 2012-
C7,Cl XA, IO
1.634%, 06/15/2045 (A)(C)	2,834	159
WFRBS Commercial Mortgage Trust, Ser 2013-
C12, Cl XA, IO
1.515%, 03/15/2048 (A)(C)	13,946	720
WFRBS Commercial Mortgage Trust, Ser 2013-
C15, Cl A4
4.153%, 08/15/2046 (A)	150	162
WFRBS Commercial Mortgage Trust, Ser 2013-
C17,Cl A4
4.023%, 12/15/2046	120	129
WFRBS Commercial Mortgage Trust, Ser 2014-
C19,Cl B
4.723%, 03/15/2047 (A)	210	225

126	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl XA, IO
1.382%, 03/15/2047 (A)	$5,106	$276
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl AS
3.891%, 08/15/2047	1,320	1,389
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl XA, IO
1.300%, 08/15/2047 (A)	15,680	893
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047 (A)	2,180	2,283
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.829%, 10/15/2057 (A)	5,321	188
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl A5
3.607%, 11/15/2047	110	115
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl AS
3.931%, 11/15/2047	1,330	1,387

		267,425

Total Mortgage-Backed Securities (Cost $1,805,544) ($ Thousands)		1,814,936

U.S. TREASURY OBLIGATIONS — 30.2%
U.S. Treasury Bills(D)
0.869%, 08/10/2017	36,985	36,919
0.864%, 08/03/2017	28,410	28,365
0.824%, 09/07/2017 (E)	960	958
0.808%, 07/27/2017	9,645	9,632
0.646%, 07/20/2017	575	574
U.S. Treasury Bonds
5.250%, 11/15/2028	16,060	20,838
3.750%, 11/15/2043	51,420	60,274
3.375%, 05/15/2044	19,630	21,621
3.000%, 05/15/2045	39,371	40,447
3.000%, 11/15/2045	6,757	6,938
3.000%, 02/15/2047	29,625	30,451
3.000%, 05/15/2047	85,018	87,446
2.875%, 05/15/2043	3,350	3,369
2.875%, 08/15/2045	61,280	61,414
2.875%, 11/15/2046	22,807	22,851
2.500%, 02/15/2045 (E)	103,153	95,936
2.500%, 02/15/2046	79,108	73,339
2.500%, 05/15/2046	25,952	24,049
2.250%, 08/15/2046	24,280	21,275
U.S. Treasury Inflation-Protected Securities
2.375%, 01/15/2025	595	688
0.875%, 02/15/2047	6,770	6,707

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.750%, 02/15/2042	$2,287	$2,217
0.750%, 02/15/2045	9,975	9,554
0.625%, 01/15/2024	2,435	2,503
0.625%, 02/15/2043	9,013	8,456
0.375%, 07/15/2023	1,571	1,601
0.375%, 01/15/2027	5,894	5,892
0.125%, 04/15/2018	9,482	9,489
0.125%, 04/15/2021	26,781	26,994
0.125%, 04/15/2022	9,133	9,183
0.125%, 07/15/2026	28,774	28,214
U.S. Treasury Notes
2.625%, 11/15/2020	8,505	8,812
2.375%, 06/30/2018	10,670	10,803
2.375%, 08/15/2024	110	113
2.375%, 05/15/2027	40,762	41,404
2.250%, 11/15/2025	3,040	3,064
2.250%, 02/15/2027	18,970	19,040
2.125%, 01/31/2021	23,850	24,308
2.125%, 12/31/2022	39,840	40,410
2.000%, 08/31/2021	3,095	3,136
2.000%, 10/31/2021	15,220	15,410
2.000%, 12/31/2021	10,269	10,394
2.000%, 11/30/2022	21,175	21,351
2.000%, 04/30/2024	21,760	21,750
2.000%, 05/31/2024	699	698
2.000%, 02/15/2025	500	497
2.000%, 08/15/2025	1,175	1,163
2.000%, 11/15/2026	48,099	47,291
1.875%, 01/31/2022	27,073	27,241
1.875%, 03/31/2022	30,081	30,255
1.875%, 04/30/2022	121,978	122,655
1.750%, 12/31/2020	36,485	36,714
1.750%, 05/31/2022	69,029	69,032
1.625%, 03/15/2020	1,390	1,398
1.625%, 06/30/2020	5,140	5,164
1.625%, 07/31/2020	5,726	5,751
1.625%, 11/30/2020	4,280	4,291
1.500%, 12/31/2018	2,840	2,851
1.500%, 04/15/2020	22,494	22,543
1.500%, 05/15/2020	49,143	49,241
1.500%, 05/31/2020	24,339	24,374
1.500%, 01/31/2022	17,700	17,515
1.500%, 08/15/2026	19,675	18,551
1.375%, 12/31/2018	32,035	32,099
1.375%, 08/31/2020	4,022	4,006
1.375%, 01/31/2021	49,310	48,942
1.250%, 03/31/2019	75,173	75,144
1.250%, 04/30/2019	4,670	4,667
1.250%, 05/31/2019	35,194	35,172
1.125%, 02/28/2021	6,985	6,864
1.125%, 07/31/2021	30,430	29,774
0.750%, 10/31/2017	27,825	27,786

SEI Institutional Investments Trust / Annual Report / May 31, 2017	127

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.625%, 04/30/2018	$3,565	$3,547
U.S. Treasury STRIPS(D)
3.812%, 02/15/2045	13,435	5,922
2.828%, 08/15/2045	7,195	3,119

Total U.S. Treasury Obligations (Cost $1,735,009) ($ Thousands)		1,742,456

CORPORATE OBLIGATIONS — 28.8%
Consumer Discretionary — 1.7%
21st Century Fox America
8.875%, 04/26/2023	150	195
6.650%, 11/15/2037	310	399
6.200%, 12/15/2034	265	325
Advance Auto Parts
5.750%, 05/01/2020	175	191
Amazon.com
4.950%, 12/05/2044	600	704
4.800%, 12/05/2034	187	214
American Honda Finance MTN
3.875%, 09/21/2020 (C)	1,425	1,504
AutoZone
3.750%, 06/01/2027	1,630	1,648
2.500%, 04/15/2021	44	44
BMW US Capital LLC
2.150%, 04/06/2020 (C)	2,085	2,098
Charter Communications Operating LLC
6.484%, 10/23/2045	630	754
6.384%, 10/23/2035	380	446
5.375%, 05/01/2047 (C)	900	943
4.908%, 07/23/2025	1,735	1,883
4.464%, 07/23/2022	4,500	4,829
Comcast
7.050%, 03/15/2033	50	68
4.750%, 03/01/2044	120	132
4.400%, 08/15/2035	4,015	4,315
4.250%, 01/15/2033	360	383
4.200%, 08/15/2034	570	602
3.400%, 07/15/2046	375	337
3.200%, 07/15/2036	170	157
2.350%, 01/15/2027	940	885
Comcast Cable Communications Holdings
9.455%, 11/15/2022	100	135
Daimler Finance North America LLC (C)
2.375%, 08/01/2018	2,620	2,640
2.300%, 01/06/2020	3,120	3,136
Discovery Communications
4.950%, 05/15/2042	395	365
Discovery Communications LLC
4.900%, 03/11/2026	670	706
4.875%, 04/01/2043	775	709

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ford Motor
5.291%, 12/08/2046	$1,295	$1,299
4.750%, 01/15/2043	100	94
4.346%, 12/08/2026	970	991
Ford Motor Credit LLC
8.125%, 01/15/2020	520	593
5.875%, 08/02/2021	2,400	2,678
5.000%, 05/15/2018	206	212
3.810%, 01/09/2024	3,150	3,200
3.339%, 03/28/2022	1,735	1,757
3.219%, 01/09/2022	1,565	1,577
3.157%, 08/04/2020	200	204
3.000%, 06/12/2017	2,000	2,001
2.597%, 11/04/2019	2,520	2,536
1.724%, 12/06/2017	2,000	2,001
General Motors
6.750%, 04/01/2046	1,675	1,945
6.600%, 04/01/2036	1,510	1,741
6.250%, 10/02/2043	940	1,030
General Motors Financial
4.750%, 08/15/2017	2,250	2,264
4.350%, 01/17/2027	510	516
3.950%, 04/13/2024	1,975	1,988
3.700%, 05/09/2023	1,180	1,189
3.200%, 07/13/2020	159	162
Grupo Televisa
6.125%, 01/31/2046	850	940
Hyundai Capital America (C)
2.875%, 08/09/2018	95	96
2.125%, 10/02/2017	140	140
McDonald’s MTN
4.875%, 12/09/2045	1,915	2,120
3.700%, 01/30/2026	840	876
3.500%, 03/01/2027	270	276
2.750%, 12/09/2020	875	894
NBCUniversal Media
4.450%, 01/15/2043	250	263
Newell Brands
4.200%, 04/01/2026	590	626
3.850%, 04/01/2023	570	601
3.150%, 04/01/2021	370	382
2.600%, 03/29/2019	71	72
QVC
5.950%, 03/15/2043	50	48
Time Warner
6.250%, 03/29/2041	355	417
5.375%, 10/15/2041	562	592
4.850%, 07/15/2045	815	815
4.750%, 03/29/2021	780	842
4.700%, 01/15/2021	160	172
4.650%, 06/01/2044	115	111
3.800%, 02/15/2027	1,800	1,797

128	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.550%, 06/01/2024	$5,000	$5,069
Time Warner Cable
8.250%, 04/01/2019	2,890	3,206
7.300%, 07/01/2038	100	128
6.550%, 05/01/2037	480	572
5.875%, 11/15/2040	210	235
Time Warner Cable LLC
6.750%, 07/01/2018	1,500	1,577
Time Warner Entertainment
8.375%, 07/15/2033	1,380	1,907
TJX
2.250%, 09/15/2026	530	496
Toyota Motor Credit MTN
2.600%, 01/11/2022	3,605	3,651
Viacom
4.850%, 12/15/2034	898	877
4.375%, 03/15/2043	1,215	1,071
4.250%, 09/01/2023	200	209
3.875%, 04/01/2024	230	233
2.250%, 02/04/2022	1,095	1,064
Wal-Mart Stores
4.300%, 04/22/2044	3,925	4,274
3.300%, 04/22/2024	175	184
Walt Disney MTN
2.450%, 03/04/2022	2,135	2,159

		99,717

Consumer Staples — 2.4%
Altria Group
9.250%, 08/06/2019	2,120	2,444
4.750%, 05/05/2021	1,070	1,171
2.850%, 08/09/2022	1,420	1,446
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	4,582	5,053
3.700%, 02/01/2024	97	102
3.650%, 02/01/2026	7,747	7,973
3.300%, 02/01/2023	8,755	9,023
2.650%, 02/01/2021	4,515	4,585
Anheuser-Busch InBev Worldwide
7.750%, 01/15/2019	105	115
5.375%, 01/15/2020	2,360	2,568
2.500%, 07/15/2022	2,086	2,089
Coca-Cola
3.300%, 09/01/2021	52	55
Coca-Cola Femsa
2.375%, 11/26/2018	2,020	2,032
Costco Wholesale
3.000%, 05/18/2027	2,485	2,498
2.750%, 05/18/2024	2,140	2,153
2.300%, 05/18/2022	2,475	2,483
2.150%, 05/18/2021	3,545	3,561

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
CVS Health
5.125%, 07/20/2045	$446	$505
3.875%, 07/20/2025	929	974
3.500%, 07/20/2022	325	339
2.750%, 12/01/2022	230	231
CVS Pass-Through Trust
6.036%, 12/10/2028	1,910	2,166
5.926%, 01/10/2034 (C)	172	199
5.880%, 01/10/2028	126	143
5.789%, 01/10/2026 (C)	1,112	1,230
Danone (C)
2.947%, 11/02/2026	1,240	1,203
2.589%, 11/02/2023	1,580	1,550
2.077%, 11/02/2021	1,030	1,013
Diageo Capital
1.125%, 04/29/2018	150	149
Diageo Investment
2.875%, 05/11/2022	3,730	3,837
EMD Finance LLC
2.400%, 03/19/2020 (C)	3,365	3,392
ERAC USA Finance LLC (C)
4.500%, 02/15/2045	325	311
3.300%, 12/01/2026	1,975	1,927
2.700%, 11/01/2023	450	437
Imperial Brands Finance
2.050%, 02/11/2018 (C)	790	790
Kraft Heinz Foods
6.500%, 02/09/2040	700	866
6.125%, 08/23/2018	475	500
5.375%, 02/10/2020	847	922
5.200%, 07/15/2045	140	150
5.000%, 07/15/2035	370	396
5.000%, 06/04/2042	290	303
4.375%, 06/01/2046	5,015	4,802
3.950%, 07/15/2025	1,570	1,621
3.500%, 06/06/2022	2,665	2,764
3.500%, 07/15/2022	1,595	1,653
3.000%, 06/01/2026	2,255	2,164
2.800%, 07/02/2020	2,700	2,745
1.600%, 06/30/2017	2,190	2,190
Kroger
2.950%, 11/01/2021	1,215	1,241
Molson Coors Brewing
3.500%, 05/01/2022	220	230
Mondelez International Holdings Netherlands (C)
2.000%, 10/28/2021	6,815	6,656
1.625%, 10/28/2019	4,890	4,831
PepsiCo
3.600%, 03/01/2024	150	158
1.250%, 08/13/2017	550	550

SEI Institutional Investments Trust / Annual Report / May 31, 2017	129

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Pernod Ricard
5.500%, 01/15/2042 (C)	$1,180	$1,386
Philip Morris International
5.650%, 05/16/2018	265	275
2.900%, 11/15/2021	550	565
2.500%, 08/22/2022	1,530	1,534
2.000%, 02/21/2020	4,245	4,260
Reynolds American
8.125%, 06/23/2019	570	639
6.150%, 09/15/2043	640	797
5.850%, 08/15/2045	2,458	2,977
3.250%, 06/12/2020	386	400
Shire Acquisitions Investments Ireland
2.875%, 09/23/2023	2,265	2,244
1.900%, 09/23/2019	5,025	5,003
UBM
5.750%, 11/03/2020 (C)	850	902
University of Southern California
3.028%, 10/01/2039	2,500	2,344
Walgreens
5.250%, 01/15/2019	50	52
Walgreens Boots Alliance
4.800%, 11/18/2044	1,430	1,503
3.450%, 06/01/2026	4,020	4,018
3.300%, 11/18/2021	3,003	3,108
3.100%, 06/01/2023	1,000	1,012
Wm Wrigley Jr (C)
2.900%, 10/21/2019	1,200	1,224
2.400%, 10/21/2018	290	292

		139,024

Energy — 3.0%
Anadarko Petroleum
5.550%, 03/15/2026	690	775
4.500%, 07/15/2044	1,000	956
Apache
6.900%, 09/15/2018	180	191
5.100%, 09/01/2040	520	549
4.750%, 04/15/2043	420	428
4.250%, 01/15/2044	1,740	1,660
3.250%, 04/15/2022	56	57
BG Energy Capital
4.000%, 10/15/2021 (C)	2,775	2,959
BP Capital Markets
3.723%, 11/28/2028	1,255	1,297
3.588%, 04/14/2027	2,165	2,227
3.561%, 11/01/2021	110	116
3.506%, 03/17/2025	490	506
3.245%, 05/06/2022	950	985
3.216%, 11/28/2023	5,505	5,631
3.119%, 05/04/2026	400	399
3.062%, 03/17/2022	1,859	1,910

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.674%, 02/13/2018	$434	$434
Canadian Natural Resources
6.450%, 06/30/2033	200	235
Cenovus Energy
5.400%, 06/15/2047 (C)	532	518
Chevron
3.191%, 06/24/2023	95	98
2.954%, 05/16/2026	1,550	1,550
2.895%, 03/03/2024	4,240	4,309
2.355%, 12/05/2022	290	289
1.961%, 03/03/2020	81	81
Cimarex Energy
4.375%, 06/01/2024	1,245	1,313
3.900%, 05/15/2027	970	986
CNOOC Finance 2013
3.000%, 05/09/2023	253	251
CNOOC Finance 2015 USA LLC
3.500%, 05/05/2025	2,900	2,908
Conoco Funding
6.950%, 04/15/2029	995	1,302
ConocoPhillips
5.750%, 02/01/2019	175	186
4.150%, 11/15/2034	2,343	2,394
3.350%, 05/15/2025	100	103
Devon Energy
5.850%, 12/15/2025	880	1,023
5.600%, 07/15/2041	510	556
5.000%, 06/15/2045	1,070	1,101
4.750%, 05/15/2042	127	127
3.250%, 05/15/2022	670	677
Devon Financing
7.875%, 09/30/2031	520	691
Ecopetrol
5.875%, 05/28/2045	2,650	2,447
4.125%, 01/16/2025	167	164
Enbridge Energy Partners
7.375%, 10/15/2045	465	601
5.500%, 09/15/2040	790	840
Encana
6.500%, 08/15/2034	1,000	1,152
6.500%, 02/01/2038	785	912
Energy Transfer
2.500%, 06/15/2018	1,190	1,196
Energy Transfer Partners
8.250%, 11/15/2029	3,795	4,999
6.125%, 12/15/2045	850	948
4.900%, 02/01/2024	250	267
Enterprise Products Operating LLC
6.300%, 09/15/2017	75	76
4.050%, 02/15/2022	14	15
1.650%, 05/07/2018	58	58

130	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
EOG Resources
4.150%, 01/15/2026	$490	$522
ExxonMobil
4.114%, 03/01/2046	910	956
3.043%, 03/01/2026	1,230	1,249
Florida Gas Transmission LLC (C)
7.900%, 05/15/2019	1,850	2,041
3.875%, 07/15/2022	2,170	2,253
Halliburton
5.000%, 11/15/2045	1,635	1,774
3.800%, 11/15/2025	1,070	1,105
Hess
5.800%, 04/01/2047	940	1,007
4.300%, 04/01/2027	1,055	1,059
Kerr-McGee
6.950%, 07/01/2024	3,107	3,700
Kinder Morgan
5.550%, 06/01/2045	1,400	1,488
5.000%, 02/15/2021 (C)	2,735	2,944
4.300%, 06/01/2025	6,230	6,537
3.050%, 12/01/2019	93	95
Kinder Morgan Energy Partners
6.500%, 04/01/2020	3,327	3,679
5.400%, 09/01/2044	720	740
5.000%, 03/01/2043	50	49
Marathon Petroleum
5.000%, 09/15/2054	790	725
4.750%, 09/15/2044	1,015	955
Newfield Exploration
5.625%, 07/01/2024	1,585	1,680
Noble Energy
5.250%, 11/15/2043	150	156
5.050%, 11/15/2044	186	193
4.150%, 12/15/2021	2,080	2,200
3.900%, 11/15/2024	1,200	1,241
Occidental Petroleum
4.625%, 06/15/2045	400	427
4.400%, 04/15/2046	200	208
4.100%, 02/15/2047	720	715
3.400%, 04/15/2026	100	102
3.125%, 02/15/2022	810	835
3.000%, 02/15/2027	510	505
2.700%, 02/15/2023	150	151
ONEOK
6.000%, 06/15/2035	430	456
Panhandle Eastern Pipeline
8.125%, 06/01/2019	1,161	1,286
Petrobras Global Finance
6.850%, 06/05/2115	1,290	1,145
6.250%, 03/17/2024	1,930	1,994
Petrobras International Finance
5.375%, 01/27/2021	6,010	6,128

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Petroleos Mexicanos
6.625%, 06/15/2035	$2,202	$2,317
6.500%, 03/13/2027 (C)	1,913	2,087
5.625%, 01/23/2046	1,245	1,123
4.875%, 01/18/2024	81	83
3.500%, 01/30/2023	785	761
2.460%, 12/15/2025	2,818	2,839
2.378%, 04/15/2025	1,392	1,398
Petroleos Mexicanos MTN
6.875%, 08/04/2026	90	101
6.750%, 09/21/2047	1,060	1,088
Phillips 66 Partners
4.900%, 10/01/2046	1,175	1,158
Sabine Pass Liquefaction LLC
5.875%, 06/30/2026	705	795
5.625%, 03/01/2025	1,500	1,666
5.000%, 03/15/2027	2,110	2,257
4.200%, 03/15/2028 (C)	1,225	1,242
Schlumberger Holdings (C)
4.000%, 12/21/2025	660	697
3.000%, 12/21/2020	4,860	4,978
Schlumberger Investment
3.650%, 12/01/2023	100	106
3.300%, 09/14/2021 (C)	317	329
Shell International Finance
6.375%, 12/15/2038	660	882
4.550%, 08/12/2043	490	522
4.375%, 03/25/2020	70	75
4.375%, 05/11/2045	990	1,042
4.300%, 09/22/2019	500	529
4.125%, 05/11/2035	6,520	6,768
4.000%, 05/10/2046	1,351	1,335
3.750%, 09/12/2046	100	95
3.400%, 08/12/2023	2,145	2,242
Sinopec Group Overseas Development 2014
4.375%, 04/10/2024 (C)	480	514
Spectra Energy Partners
3.500%, 03/15/2025	1,025	1,030
Statoil
5.250%, 04/15/2019	200	212
3.700%, 03/01/2024	1,085	1,149
Suncor Energy
3.600%, 12/01/2024	3,121	3,222
TC PipeLines
3.900%, 05/25/2027	1,060	1,068
Tennessee Gas Pipeline
8.375%, 06/15/2032	2,000	2,600
Texas Eastern Transmission
2.800%, 10/15/2022 (C)	375	371
Total Capital International
2.875%, 02/17/2022	3,515	3,599

SEI Institutional Investments Trust / Annual Report / May 31, 2017	131

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TransCanada PipeLines
4.625%, 03/01/2034	$2,405	$2,610
Transcontinental Gas Pipe Line LLC
7.850%, 02/01/2026	1,390	1,821
Transocean
4.250%, 10/15/2017	1,720	1,741
Williams
8.750%, 03/15/2032	1,284	1,656
7.875%, 09/01/2021	1,324	1,551
7.750%, 06/15/2031	339	404
7.500%, 01/15/2031	9	11
Williams Partners
5.100%, 09/15/2045	775	801
3.900%, 01/15/2025	1,500	1,537
3.750%, 06/15/2027	1,495	1,494
3.600%, 03/15/2022	124	127
XTO Energy
5.500%, 06/15/2018	500	521

		174,307

Financials — 10.3%
Aegon
2.354%, 07/29/2049 (A)	2,180	1,831
AIG Global Funding MTN
1.650%, 12/15/2017 (C)	97	97
Allstate
3.150%, 06/15/2023	1,375	1,418
American Express Credit MTN
2.700%, 03/03/2022	5,240	5,300
2.250%, 08/15/2019	3,165	3,187
1.800%, 07/31/2018	195	195
American International Group
6.250%, 05/01/2036	1,085	1,350
6.250%, 03/15/2037 (A)	2,578	2,707
4.375%, 01/15/2055	260	249
3.900%, 04/01/2026	2,375	2,457
Anadarko Finance
7.500%, 05/01/2031	240	311
Australia & New Zealand Banking Group
1.588%, 10/29/2049 (A)	1,400	1,092
Banco Santander
4.250%, 04/11/2027	1,715	1,753
3.500%, 04/11/2022	1,440	1,469
Bank of America
6.875%, 11/15/2018	125	134
6.100%, 06/15/2017	6,825	6,834
6.000%, 09/01/2017	4,675	4,727
5.750%, 12/01/2017	235	240
1.431%, 06/15/2017 (A)	2,710	2,710
Bank of America MTN
6.875%, 04/25/2018	1,845	1,928
6.400%, 08/28/2017	1,350	1,366

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.650%, 05/01/2018	$8,040	$8,318
5.625%, 07/01/2020	180	197
5.000%, 01/21/2044	1,900	2,144
4.450%, 03/03/2026	4,767	4,982
4.244%, 04/24/2038 (A)	600	615
4.200%, 08/26/2024	3,720	3,871
4.183%, 11/25/2027	620	633
4.100%, 07/24/2023	1,840	1,948
4.000%, 04/01/2024	6,110	6,420
4.000%, 01/22/2025	1,825	1,862
3.875%, 08/01/2025	1,180	1,222
3.705%, 04/24/2028 (A)	5,000	5,041
3.500%, 04/19/2026	1,210	1,216
3.300%, 01/11/2023	3,643	3,708
2.625%, 04/19/2021	2,455	2,466
2.503%, 10/21/2022	3,480	3,435
2.000%, 01/11/2018	70	70
Bank of Montreal MTN
2.550%, 11/06/2022	200	201
2.375%, 01/25/2019	50	50
1.400%, 09/11/2017	50	50
Bank of New York Mellon
3.550%, 09/23/2021	144	151
3.400%, 05/15/2024	5,665	5,887
1.969%, 06/20/2017 (F)	20	20
Bank of New York Mellon MTN
3.650%, 02/04/2024	150	159
3.250%, 09/11/2024	270	277
3.250%, 05/16/2027	4,075	4,136
Bank of Nova Scotia
1.450%, 04/25/2018	300	300
Barclays
4.950%, 01/10/2047	1,115	1,195
Barclays Bank MTN
6.050%, 12/04/2017 (C)	850	867
Bear Stearns
7.250%, 02/01/2018	6,570	6,810
6.400%, 10/02/2017	5,370	5,457
4.650%, 07/02/2018	3,000	3,094
Berkshire Hathaway
3.750%, 08/15/2021	488	522
1.550%, 02/09/2018	85	85
BNP Paribas MTN
2.375%, 09/14/2017	1,490	1,494
BPCE
5.150%, 07/21/2024 (C)	1,550	1,652
BPCE MTN
1.625%, 01/26/2018	300	300
Branch Banking & Trust
3.800%, 10/30/2026	250	264
Capital One Bank USA
3.375%, 02/15/2023	300	303

132	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Capital One Financial
4.200%, 10/29/2025	$469	$478
3.750%, 07/28/2026	1,140	1,120
3.750%, 03/09/2027	665	667
Chubb INA Holdings
4.350%, 11/03/2045	1,575	1,720
3.350%, 05/03/2026	420	434
2.300%, 11/03/2020	310	312
Citigroup
8.125%, 07/15/2039	1,511	2,279
5.500%, 09/13/2025	1,370	1,531
5.300%, 05/06/2044	255	284
4.750%, 05/18/2046	150	154
4.650%, 07/30/2045	1,140	1,217
4.600%, 03/09/2026	2,785	2,935
4.500%, 01/14/2022	50	54
4.450%, 09/29/2027	3,860	4,024
4.400%, 06/10/2025	2,040	2,121
4.300%, 11/20/2026	590	610
4.281%, 04/24/2048 (A)	1,330	1,337
3.875%, 10/25/2023	151	159
3.700%, 01/12/2026	4,060	4,133
3.500%, 05/15/2023	930	949
3.200%, 10/21/2026	1,585	1,540
2.500%, 09/26/2018	5,745	5,789
2.150%, 07/30/2018	164	165
2.050%, 12/07/2018	3,000	3,008
1.800%, 02/05/2018	4,130	4,132
1.739%, 08/25/2036 (A)	1,739	1,461
1.550%, 08/14/2017	3,085	3,086
Citigroup Capital III
7.625%, 12/01/2036	2,000	2,379
CME Group
3.000%, 09/15/2022	400	413
Commonwealth Bank of Australia MTN
5.000%, 10/15/2019 (C)	900	961
Compass Bank
3.875%, 04/10/2025	910	906
Cooperatieve Rabobank UA
11.000%, 12/31/2049 (A)(C)	1,893	2,208
5.250%, 08/04/2045	380	437
4.625%, 12/01/2023	2,060	2,218
4.375%, 08/04/2025	1,330	1,398
Cooperatieve Rabobank UA MTN
3.875%, 02/08/2022	300	320
Credit Agricole
8.375%, 12/31/2049 (A)(C)	2,270	2,531
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	1,340	1,446
Credit Suisse NY MTN
5.400%, 01/14/2020	130	140
3.625%, 09/09/2024	1,360	1,408

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Discover Bank
4.200%, 08/08/2023	$1,000	$1,054
2.000%, 02/21/2018	2,000	2,003
Farmers Exchange Capital
7.200%, 07/15/2048 (C)	1,788	2,241
Farmers Exchange Capital II
6.151%, 11/01/2053 (A)(C)	4,120	4,671
Fifth Third Bank
2.875%, 10/01/2021	200	204
General Electric
2.100%, 12/11/2019	356	359
General Electric MTN
6.875%, 01/10/2039	1,546	2,231
6.150%, 08/07/2037	537	711
5.875%, 01/14/2038	599	772
5.550%, 05/04/2020	269	298
5.500%, 01/08/2020	288	316
5.300%, 02/11/2021	230	256
4.650%, 10/17/2021	543	602
4.625%, 01/07/2021	184	201
4.375%, 09/16/2020	60	64
1.662%, 08/15/2036 (A)	3,035	2,725
General Motors Financial
3.450%, 04/10/2022	110	112
Goldman Sachs Capital II
4.000%, 06/01/2043 (A)	595	512
Goldman Sachs Group
6.750%, 10/01/2037	3,907	4,997
6.450%, 05/01/2036	70	87
6.250%, 02/01/2041	1,290	1,666
6.150%, 04/01/2018	11,500	11,909
6.125%, 02/15/2033	285	355
5.250%, 07/27/2021	9,460	10,441
5.150%, 05/22/2045	1,870	2,038
4.750%, 10/21/2045	780	850
4.250%, 10/21/2025	1,090	1,131
3.750%, 05/22/2025	500	512
3.750%, 02/25/2026	1,445	1,474
3.691%, 06/05/2028	2,420	2,420
3.625%, 01/22/2023	508	526
3.500%, 11/16/2026	2,420	2,411
2.750%, 09/15/2020	1,605	1,626
2.625%, 01/31/2019	100	101
2.625%, 04/25/2021	1,305	1,311
2.375%, 01/22/2018	2,500	2,511
2.350%, 11/15/2021	2,660	2,637
Goldman Sachs Group MTN
7.500%, 02/15/2019	6,173	6,731
6.000%, 06/15/2020	2,795	3,097
Guardian Life Global Funding
1.950%, 10/27/2021 (C)	2,790	2,745

SEI Institutional Investments Trust / Annual Report / May 31, 2017	133

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Guardian Life Global Funding MTN
2.000%, 04/26/2021 (C)	$3,000	$2,962
Guardian Life Insurance of America
4.850%, 01/24/2077 (C)	1,590	1,641
HBOS MTN
6.750%, 05/21/2018 (C)	5,100	5,317
Hongkong & Shanghai Banking
1.375%, 07/22/2049 (A)	195	161
HSBC Bank
4.750%, 01/19/2021 (C)	250	270
4.125%, 08/12/2020 (C)	261	277
1.500%, 05/15/2018 (C)	100	100
1.475%, 06/29/2049 (A)	1,160	955
HSBC Finance
6.676%, 01/15/2021	1,530	1,740
HSBC Holdings
5.100%, 04/05/2021	170	186
4.375%, 11/23/2026	2,029	2,112
4.300%, 03/08/2026	4,995	5,331
4.250%, 03/14/2024	1,715	1,783
4.250%, 08/18/2025	1,520	1,573
4.041%, 03/13/2028 (A)	1,945	2,012
4.000%, 03/30/2022	390	412
3.400%, 03/08/2021	360	371
3.262%, 03/13/2023 (A)	3,360	3,415
2.650%, 01/05/2022	3,925	3,922
ING Bank
5.800%, 09/25/2023 (C)	1,800	2,038
ING Groep
3.950%, 03/29/2027	1,875	1,941
3.150%, 03/29/2022	1,645	1,677
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (C)	3,370	3,297
John Deere Capital
1.700%, 01/15/2020	340	339
John Deere Capital MTN
2.250%, 04/17/2019	150	152
JPMorgan Chase
6.400%, 05/15/2038	385	514
6.000%, 07/05/2017	3,365	3,377
6.000%, 10/01/2017	9,155	9,289
6.000%, 01/15/2018	5,000	5,131
4.950%, 06/01/2045	300	328
4.500%, 01/24/2022	700	758
4.350%, 08/15/2021	510	548
4.260%, 02/22/2048 (A)	1,855	1,908
4.250%, 10/01/2027	2,590	2,717
4.125%, 12/15/2026	3,220	3,355
3.875%, 09/10/2024	440	455
3.625%, 05/13/2024	1,490	1,547
3.625%, 12/01/2027	1,560	1,550
3.540%, 05/01/2028 (A)	2,420	2,433

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.250%, 09/23/2022	$80	$82
3.220%, 03/01/2025 (A)	5,500	5,519
2.972%, 01/15/2023	3,510	3,556
2.950%, 10/01/2026	1,941	1,879
2.700%, 05/18/2023	2,625	2,602
2.250%, 01/23/2020	5,665	5,690
JPMorgan Chase MTN
2.295%, 08/15/2021	3,070	3,058
1.700%, 03/01/2018	1,025	1,026
KKR Group Finance II
5.500%, 02/01/2043 (C)	120	133
Lazard Group LLC
3.750%, 02/13/2025	2,250	2,273
Lloyds Bank
3.500%, 05/14/2025	100	104
Lloyds Bank MTN
5.800%, 01/13/2020 (C)	200	218
Lloyds Banking Group
3.100%, 07/06/2021	2,610	2,673
Macquarie Bank MTN
1.797%, 10/27/2017 (A)(C)	2,605	2,611
Macquarie Group
6.250%, 01/14/2021 (C)	200	224
Marsh & McLennan
3.750%, 03/14/2026	950	997
Massachusetts Mutual Life Insurance (C)
8.875%, 06/01/2039	497	808
4.900%, 04/01/2077	785	833
MassMutual Global Funding II
2.500%, 10/17/2022 (C)	261	261
MetLife
6.400%, 12/15/2036	1,400	1,597
4.368%, 09/15/2023	510	560
Metropolitan Life Global Funding I (C)
3.450%, 12/18/2026	4,170	4,320
2.650%, 04/08/2022	1,620	1,635
1.950%, 09/15/2021	2,255	2,218
1.550%, 09/13/2019	1,205	1,193
Morgan Stanley
4.375%, 01/22/2047	1,610	1,665
3.625%, 01/20/2027	1,280	1,292
1.982%, 02/14/2020 (A)	7,500	7,523
1.875%, 01/05/2018	172	172
Morgan Stanley MTN
7.300%, 05/13/2019	3,125	3,433
6.625%, 04/01/2018	4,710	4,897
5.950%, 12/28/2017	2,507	2,567
5.625%, 09/23/2019	1,145	1,234
5.500%, 07/24/2020	2,080	2,277
5.500%, 07/28/2021	200	223
4.350%, 09/08/2026	235	246
4.100%, 05/22/2023	110	115

134	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.000%, 07/23/2025	$580	$607
3.875%, 04/29/2024	1,250	1,306
3.750%, 02/25/2023	179	187
3.125%, 07/27/2026	525	510
2.750%, 05/19/2022	4,505	4,513
2.625%, 11/17/2021	10,965	10,988
2.500%, 04/21/2021	3,590	3,595
2.125%, 04/25/2018	350	351
National Australia Bank
2.400%, 12/07/2021 (C)	2,710	2,727
National Australia Bank MTN
2.500%, 05/22/2022	3,100	3,097
National City Bank
1.472%, 06/07/2017 (A)	3,000	3,000
National City Bank MTN
5.800%, 06/07/2017	525	525
Nationwide Building Society MTN
2.450%, 07/27/2021 (C)	950	951
Nationwide Financial Services
5.375%, 03/25/2021 (C)	150	165
Nationwide Mutual Insurance
3.421%, 12/15/2024 (A)(C)	4,407	4,341
Navient MTN
8.450%, 06/15/2018	530	562
New York Life Global Funding (C)
2.150%, 06/18/2019	293	295
1.550%, 11/02/2018	2,500	2,500
New York Life Global Funding MTN
2.100%, 01/02/2019 (C)	1,625	1,636
New York Life Insurance
6.750%, 11/15/2039 (C)	1,355	1,892
Nordea Bank
4.875%, 05/13/2021 (C)	1,730	1,867
Northern Trust
2.375%, 08/02/2022	300	302
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (C)	2,470	3,228
PNC Bank
6.875%, 04/01/2018	250	261
2.550%, 12/09/2021	1,375	1,389
2.250%, 07/02/2019	1,600	1,610
PNC Bank MTN
2.400%, 10/18/2019	2,140	2,164
Pricoa Global Funding I MTN
1.600%, 05/29/2018 (C)	150	150
Private Export Funding
4.375%, 03/15/2019	4,660	4,905
Protective Life Global Funding
1.722%, 04/15/2019 (C)	2,800	2,782
Protective Life Global Funding MTN
2.700%, 11/25/2020 (C)	1,500	1,522

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Royal Bank of Canada
1.875%, 02/05/2020	$3,200	$3,194
1.375%, 06/29/2085 (A)	860	667
1.200%, 09/19/2017	300	300
Royal Bank of Scotland
4.650%, 06/04/2018	2,280	2,358
Royal Bank of Scotland Group
6.100%, 06/10/2023	1,650	1,809
3.498%, 05/15/2023 (A)	2,335	2,340
Santander Holdings USA
3.450%, 08/27/2018	55	56
Santander UK Group Holdings
5.625%, 09/15/2045 (C)	210	230
2.875%, 08/05/2021	4,600	4,616
Societe Generale
1.490%, 11/29/2049 (A)	860	673
Stadshypotek (C)
2.500%, 04/05/2022	410	414
1.875%, 10/02/2019	1,910	1,910
Standard Chartered (C)
5.700%, 03/26/2044	2,007	2,225
5.200%, 01/26/2024	410	442
State Street
4.956%, 03/15/2018	2,390	2,450
3.300%, 12/16/2024	310	321
Synchrony Financial
3.700%, 08/04/2026	5	5
TIAA of America (C)
6.850%, 12/16/2039	148	206
4.900%, 09/15/2044	1,175	1,318
4.270%, 05/15/2047	1,305	1,338
Toronto-Dominion Bank
2.250%, 03/15/2021 (C)	4,105	4,119
Travelers
4.600%, 08/01/2043	50	56
UBS Group Funding Switzerland (C)
4.253%, 03/23/2028	6,015	6,285
4.125%, 09/24/2025	1,010	1,058
3.491%, 05/23/2023	3,980	4,064
2.650%, 02/01/2022	3,260	3,236
US Bancorp MTN
3.600%, 09/11/2024	160	167
3.150%, 04/27/2027	4,585	4,616
2.950%, 07/15/2022	497	507
US Bank
2.125%, 10/28/2019	1,320	1,331
Ventas Realty
2.000%, 02/15/2018	2,500	2,504
Voya Financial
2.900%, 02/15/2018	267	269
Wachovia Capital Trust III
5.570%, 12/31/2049 (A)	4,442	4,462

SEI Institutional Investments Trust / Annual Report / May 31, 2017	135

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wachovia MTN
5.750%, 02/01/2018	$5,000	$5,135
WEA Finance LLC (C)
3.750%, 09/17/2024	1,370	1,400
3.150%, 04/05/2022	1,790	1,814
2.700%, 09/17/2019	2,000	2,017
1.750%, 09/15/2017	2,100	2,101
Wells Fargo
6.000%, 11/15/2017	2,070	2,112
5.625%, 12/11/2017	830	848
5.606%, 01/15/2044	700	825
5.375%, 11/02/2043	220	251
4.480%, 01/16/2024	392	421
3.000%, 04/22/2026	2,075	2,029
3.000%, 10/23/2026	5,180	5,032
2.125%, 04/22/2019	1,505	1,514
2.100%, 07/26/2021	5,215	5,167
Wells Fargo Bank MTN
2.150%, 12/06/2019	3,000	3,015
Wells Fargo Capital X
5.950%, 12/15/2036	520	577
Wells Fargo MTN
4.900%, 11/17/2045	1,310	1,409
4.750%, 12/07/2046	1,870	1,974
4.650%, 11/04/2044	560	580
4.600%, 04/01/2021	500	542
4.400%, 06/14/2046	220	220
4.300%, 07/22/2027	3,100	3,286
4.100%, 06/03/2026	359	374
3.584%, 05/22/2028 (A)	5,995	6,067
3.550%, 09/29/2025	550	563
3.500%, 03/08/2022	250	261
3.450%, 02/13/2023	685	703
3.000%, 01/22/2021	3,020	3,100
1.650%, 01/22/2018	3,635	3,639

		596,207

Health Care — 2.6%
Abbott Laboratories
4.900%, 11/30/2046	1,305	1,391
4.750%, 11/30/2036	440	468
3.750%, 11/30/2026	6,160	6,286
3.400%, 11/30/2023	7,785	7,965
AbbVie
4.700%, 05/14/2045	34	35
4.500%, 05/14/2035	2,425	2,501
4.450%, 05/14/2046	1,780	1,780
3.600%, 05/14/2025	2,435	2,493
3.200%, 05/14/2026	1,190	1,173
2.900%, 11/06/2022	990	1,001
2.500%, 05/14/2020	2,564	2,595
1.800%, 05/14/2018	1,500	1,503

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Actavis
3.250%, 10/01/2022	$112	$115
Aetna
2.800%, 06/15/2023	5,098	5,107
2.200%, 03/15/2019	945	952
1.700%, 06/07/2018	245	245
1.500%, 11/15/2017	205	205
Allergan Funding SCS
4.750%, 03/15/2045	451	477
4.550%, 03/15/2035	140	145
3.800%, 03/15/2025	9,043	9,362
3.450%, 03/15/2022	2,935	3,043
2.350%, 03/12/2018	350	352
Amgen
5.850%, 06/01/2017	2,000	2,000
5.150%, 11/15/2041	2,020	2,239
4.663%, 06/15/2051	3,939	4,065
4.400%, 05/01/2045	1,740	1,760
3.875%, 11/15/2021	200	212
3.625%, 05/22/2024	220	231
2.125%, 05/01/2020	84	84
Anthem
5.875%, 06/15/2017	350	350
4.650%, 01/15/2043	2,250	2,392
4.625%, 05/15/2042	219	231
3.700%, 08/15/2021	290	302
3.300%, 01/15/2023	133	136
3.125%, 05/15/2022	740	758
1.875%, 01/15/2018	2,000	2,003
AstraZeneca
5.900%, 09/15/2017	100	101
Baxalta
3.600%, 06/23/2022	2,920	3,030
Becton Dickinson
4.875%, 05/15/2044	95	95
4.685%, 12/15/2044	1,608	1,633
3.734%, 12/15/2024	430	439
3.700%, 06/06/2027	1,510	1,513
3.363%, 06/06/2024	3,055	3,067
2.894%, 06/06/2022	1,885	1,885
2.404%, 06/05/2020	2,265	2,270
Biogen
3.625%, 09/15/2022	815	856
Catholic Health Initiatives
4.350%, 11/01/2042	190	167
Celgene
5.000%, 08/15/2045	5,307	5,805
3.875%, 08/15/2025	1,030	1,078
3.625%, 05/15/2024	166	172
3.550%, 08/15/2022	550	575
1.900%, 08/15/2017	175	175

136	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Eli Lilly
3.950%, 05/15/2047	$565	$579
3.100%, 05/15/2027	1,380	1,399
2.350%, 05/15/2022	625	629
Forest Laboratories
5.000%, 12/15/2021 (C)	173	190
Gilead Sciences
4.750%, 03/01/2046	540	573
4.500%, 02/01/2045	95	97
4.150%, 03/01/2047	3,930	3,818
3.700%, 04/01/2024	2,660	2,776
3.650%, 03/01/2026	890	917
3.250%, 09/01/2022	1,309	1,357
GlaxoSmithKline Capital
5.650%, 05/15/2018	1,590	1,653
2.850%, 05/08/2022	410	422
Humana
7.200%, 06/15/2018	1,950	2,053
4.950%, 10/01/2044	200	220
4.800%, 03/15/2047	50	54
3.950%, 03/15/2027	860	896
3.850%, 10/01/2024	2,530	2,634
Johnson & Johnson
4.500%, 12/05/2043	1,500	1,699
3.700%, 03/01/2046	970	986
Kaiser Foundation Hospitals
3.150%, 05/01/2027	5,190	5,259
Medtronic
4.625%, 03/15/2045	860	954
4.375%, 03/15/2035	176	190
3.625%, 03/15/2024	1,140	1,206
3.150%, 03/15/2022	150	156
Medtronic Global Holdings SCA
3.350%, 04/01/2027	370	379
Merck
2.750%, 02/10/2025	520	521
2.350%, 02/10/2022	2,245	2,271
Northwell Healthcare
3.979%, 11/01/2046	3,000	2,828
Novartis Securities Investment
5.125%, 02/10/2019	94	99
Perrigo Finance Unlimited
4.375%, 03/15/2026	1,185	1,235
3.900%, 12/15/2024	755	770
Pfizer
4.000%, 12/15/2036	2,285	2,379
Providence St. Joseph Health Obligated Group
2.746%, 10/01/2026	3,295	3,182
RWJ Barnabas Health
3.949%, 07/01/2046	2,445	2,375
Shire Acquisitions Investments Ireland
3.200%, 09/23/2026	2,675	2,614

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Teva Pharmaceutical Finance
3.650%, 11/10/2021	$184	$191
Teva Pharmaceutical Finance Netherlands III
2.800%, 07/21/2023	2,830	2,751
UnitedHealth Group
6.625%, 11/15/2037	200	273
5.800%, 03/15/2036	560	702
3.875%, 10/15/2020	870	919
3.375%, 11/15/2021	400	419
2.875%, 12/15/2021	1,895	1,948
2.875%, 03/15/2023	150	153
1.900%, 07/16/2018	650	653
Wyeth LLC
6.450%, 02/01/2024	365	445
5.950%, 04/01/2037	320	409
Zimmer Biomet Holdings
2.700%, 04/01/2020	70	71

		147,122

Industrials — 1.5%
ABB Finance USA
4.375%, 05/08/2042	180	192
AerCap Ireland Capital
4.500%, 05/15/2021	940	998
Air 2 US
8.027%, 10/01/2019 (C)	261	270
Air Lease
3.625%, 04/01/2027	1,650	1,659
American Airlines, Pass-Through Trust,
Ser 2011-1, Cl A
5.250%, 01/31/2021	55	59
American Airlines, Pass-Through Trust,
Ser 2013-2, Cl A
4.950%, 01/15/2023	955	1,021
Aviation Capital Group
6.750%, 04/06/2021 (C)	680	778
BAE Systems
4.750%, 10/11/2021 (C)	3,955	4,290
Boeing
7.250%, 06/15/2025	107	139
4.875%, 02/15/2020	2,440	2,638
0.950%, 05/15/2018	40	40
Burlington Northern Santa Fe LLC
7.290%, 06/01/2036	200	284
4.900%, 04/01/2044	115	133
4.550%, 09/01/2044	1,115	1,224
4.150%, 04/01/2045	1,140	1,189
4.100%, 06/01/2021	449	479
3.050%, 09/01/2022	300	311
Canadian Pacific Railway
6.125%, 09/15/2115	34	42

SEI Institutional Investments Trust / Annual Report / May 31, 2017	137

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Caterpillar
7.900%, 12/15/2018	$50	$55
4.300%, 05/15/2044	50	53
Caterpillar Financial Services MTN
2.750%, 08/20/2021	1,915	1,952
2.100%, 01/10/2020	1,340	1,348
1.250%, 11/06/2017	21	21
Cintas No. 2
3.700%, 04/01/2027	590	615
2.900%, 04/01/2022	610	623
Continental Airlines, Pass-Through Trust, Ser 1997-4, Cl A
6.900%, 01/02/2018	7	7
Continental Airlines, Pass-Through Trust, Ser 1999-1, Cl A
6.545%, 02/02/2019	232	245
Continental Airlines, Pass-Through Trust, Ser 1999-2, Cl A
7.256%, 03/15/2020	458	489
Continental Airlines, Pass-Through Trust, Ser 2000-1, Cl A
8.048%, 11/01/2020	982	1,085
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	2,155	2,370
Delta Air Lines, Pass-Through Trust, Ser 2007- 1, Cl A
6.821%, 08/10/2022	1,111	1,281
Delta Air Lines, Pass-Through Trust, Ser 2010- 2, Cl A
4.950%, 05/23/2019	31	32
Eaton
7.625%, 04/01/2024	325	393
4.150%, 11/02/2042	530	542
4.000%, 11/02/2032	99	104
2.750%, 11/02/2022	1,460	1,480
1.500%, 11/02/2017	82	82
FedEx
4.550%, 04/01/2046	1,665	1,709
4.400%, 01/15/2047	1,050	1,052
GE Capital International Funding Unlimited
4.418%, 11/15/2035	1,803	1,942
2.342%, 11/15/2020	1,670	1,687
General Electric
5.250%, 12/06/2017	91	93
4.500%, 03/11/2044	1,310	1,442
4.125%, 10/09/2042	91	95
ILFC E-Capital Trust II
4.910%, 12/21/2065 (A)(C)	1,200	1,158
Illinois Tool Works
2.650%, 11/15/2026	1,015	996
Ingersoll-Rand Luxembourg Finance
2.625%, 05/01/2020	133	134

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
International Lease Finance
8.625%, 01/15/2022	$650	$806
7.125%, 09/01/2018 (C)	4,025	4,276
L3 Technologies
4.950%, 02/15/2021	212	229
Lockheed Martin
3.550%, 01/15/2026	1,440	1,495
3.350%, 09/15/2021	1,885	1,972
3.100%, 01/15/2023	110	113
Mexico City Airport Trust
5.500%, 10/31/2046 (C)	2,720	2,750
Northrop Grumman
3.850%, 04/15/2045	663	652
3.250%, 08/01/2023	7,165	7,448
3.200%, 02/01/2027	1,630	1,656
Penske Truck Leasing Lp (C)
3.400%, 11/15/2026	1,965	1,930
3.375%, 02/01/2022	1,267	1,304
Raytheon
3.125%, 10/15/2020	720	748
Siemens (C)
2.900%, 05/27/2022	2,940	3,018
2.350%, 10/15/2026	2,325	2,207
Siemens Financieringsmaatschappij
2.200%, 03/16/2020 (C)	2,615	2,637
Union Pacific
3.000%, 04/15/2027	3,710	3,737
United Parcel Service
3.125%, 01/15/2021	90	94
United Technologies
8.875%, 11/15/2019	400	467
5.400%, 05/01/2035	640	764
1.800%, 06/01/2017	350	350
1.778%, 05/04/2018 (F)	4,500	4,506
US Airways, Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	38	42
US Airways, Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	4,029	4,271
Valmont Industries
5.250%, 10/01/2054	925	879
Wabtec
3.450%, 11/15/2026 (C)	1,510	1,496
Waste Management
3.900%, 03/01/2035	39	40
3.500%, 05/15/2024	650	679

		89,397

Information Technology — 2.0%
Analog Devices
3.500%, 12/05/2026	1,150	1,165

138	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.125%, 12/05/2023	$1,555	$1,584
2.500%, 12/05/2021	1,410	1,421
Apple
4.650%, 02/23/2046	2,460	2,740
4.375%, 05/13/2045	2,250	2,412
4.250%, 02/09/2047	125	131
3.850%, 05/04/2043	2,545	2,526
3.450%, 05/06/2024	350	367
3.450%, 02/09/2045	156	145
3.350%, 02/09/2027	1,875	1,925
3.200%, 05/11/2027	1,880	1,906
3.000%, 02/09/2024	2,505	2,563
2.850%, 05/11/2024	2,830	2,858
2.450%, 08/04/2026	2,560	2,463
2.300%, 05/11/2022	6,360	6,387
2.150%, 02/09/2022	90	90
1.800%, 05/11/2020	6,350	6,356
1.422%, 05/03/2018 (A)	273	274
Cisco Systems
1.850%, 09/20/2021	4,315	4,272
1.400%, 09/20/2019	3,930	3,909
Dell International LLC (C)
6.020%, 06/15/2026	2,025	2,235
4.420%, 06/15/2021	2,220	2,340
3.480%, 06/01/2019	2,280	2,334
Fidelity National Information Services
3.625%, 10/15/2020	1,605	1,678
2.850%, 10/15/2018	2,010	2,036
2.250%, 08/15/2021	1,165	1,158
Harris
5.054%, 04/27/2045	480	537
4.854%, 04/27/2035	210	230
Hewlett Packard Enterprise
6.350%, 10/15/2045	1,705	1,833
4.900%, 10/15/2025	655	693
HP
4.650%, 12/09/2021	58	63
Intel
4.900%, 07/29/2045	110	127
3.700%, 07/29/2025	875	927
3.300%, 10/01/2021	75	79
3.100%, 07/29/2022	75	78
International Business Machines
5.700%, 09/14/2017	210	213
Lam Research
3.800%, 03/15/2025	150	154
2.750%, 03/15/2020	95	96
Mastercard
3.375%, 04/01/2024	720	756
Microsoft
4.500%, 02/06/2057	1,165	1,260
4.250%, 02/06/2047	625	665

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.100%, 02/06/2037	$2,440	$2,598
3.950%, 08/08/2056	340	335
3.750%, 02/12/2045	2,195	2,156
3.700%, 08/08/2046	2,030	1,984
3.500%, 02/12/2035	2,294	2,290
3.450%, 08/08/2036	705	691
3.300%, 02/06/2027	1,870	1,935
2.875%, 02/06/2024	4,260	4,338
2.700%, 02/12/2025	360	360
2.400%, 02/06/2022	2,545	2,585
2.400%, 08/08/2026	2,510	2,420
2.375%, 02/12/2022	50	51
2.375%, 05/01/2023	50	50
2.000%, 08/08/2023	3,100	3,028
0.875%, 11/15/2017	54	54
National Semiconductor
6.600%, 06/15/2017	280	280
Oracle
5.750%, 04/15/2018	200	207
3.900%, 05/15/2035	3,995	4,080
2.950%, 05/15/2025	695	700
2.400%, 09/15/2023	3,280	3,251
1.200%, 10/15/2017	104	104
QUALCOMM
2.900%, 05/20/2024	655	654
2.600%, 01/30/2023	1,270	1,270
2.100%, 05/20/2020	1,420	1,425
1.850%, 05/20/2019	3,820	3,828
TSMC Global
1.625%, 04/03/2018 (C)	3,415	3,408
Visa
4.300%, 12/14/2045	810	876
3.150%, 12/14/2025	820	839
2.800%, 12/14/2022	2,515	2,576
2.200%, 12/14/2020	480	485

		113,844

Materials — 1.0%
Air Liquide Finance
2.250%, 09/27/2023 (C)	1,215	1,183
Barrick
5.250%, 04/01/2042	130	146
Barrick Gold
6.950%, 04/01/2019	662	721
4.100%, 05/01/2023	477	519
Barrick North America Finance LLC
5.700%, 05/30/2041	1,420	1,664
4.400%, 05/30/2021	169	183
BHP Billiton Finance USA
6.750%, 10/19/2075 (A)(C)	1,610	1,825
5.000%, 09/30/2043	1,010	1,159
2.875%, 02/24/2022	126	129

SEI Institutional Investments Trust / Annual Report / May 31, 2017	139

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	$1,050	$1,104
CF Industries (C)
4.500%, 12/01/2026	1,785	1,844
3.400%, 12/01/2021	1,425	1,439
Dow Chemical
8.550%, 05/15/2019	113	127
4.125%, 11/15/2021	219	234
3.000%, 11/15/2022	5,005	5,102
Eastman Chemical
2.700%, 01/15/2020	2,295	2,330
Ecolab
4.350%, 12/08/2021	420	457
EI du Pont de Nemours
2.200%, 05/01/2020	1,065	1,069
Equate Petrochemical MTN
4.250%, 11/03/2026 (C)	1,640	1,672
Fibria Overseas Finance
5.500%, 01/17/2027	1,255	1,299
Freeport-McMoRan
6.875%, 02/15/2023 (C)	49	51
6.500%, 11/15/2020 (C)	227	235
4.000%, 11/14/2021	1,280	1,250
Glencore Finance Canada
2.700%, 10/25/2017 (C)	1,900	1,905
Glencore Funding LLC (C)
4.125%, 05/30/2023	130	133
4.000%, 03/27/2027	1,730	1,709
International Paper
5.150%, 05/15/2046	1,520	1,689
5.000%, 09/15/2035	1,155	1,261
LYB International Finance II
3.500%, 03/02/2027	220	218
OCP
4.500%, 10/22/2025 (C)	1,860	1,878
Potash Corp of Saskatchewan
4.875%, 03/30/2020	10	11
4.000%, 12/15/2026	2,520	2,611
Praxair
4.050%, 03/15/2021	73	78
Rio Tinto Finance USA
7.125%, 07/15/2028	20	27
3.750%, 09/20/2021	290	308
Rock-Tenn
4.000%, 03/01/2023	330	348
3.500%, 03/01/2020	570	588
Sherwin-Williams
4.500%, 06/01/2047	1,040	1,065
3.450%, 06/01/2027	2,270	2,295
2.750%, 06/01/2022	3,290	3,312
Southern Copper
5.250%, 11/08/2042	3,610	3,527

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Stauffer Chemical
8.887%, 04/15/2018 (B)(G)(H)(I)	$860	$602
Vale Overseas
6.875%, 11/21/2036	3,323	3,572
6.250%, 08/10/2026	1,085	1,177
5.875%, 06/10/2021	700	754

		54,810

Real Estate — 0.7%
Alexandria Real Estate Equities
2.750%, 01/15/2020	3,000	3,022
AvalonBay Communities MTN
3.950%, 01/15/2021	1,500	1,577
Boston Properties
3.800%, 02/01/2024	2,000	2,077
DDR
4.625%, 07/15/2022	1,935	2,028
3.375%, 05/15/2023	1,730	1,685
ERP Operating
5.750%, 06/15/2017	100	100
4.625%, 12/15/2021	200	217
First Industrial MTN
7.500%, 12/01/2017	1,765	1,814
HCP
3.875%, 08/15/2024	4,611	4,709
2.625%, 02/01/2020	100	101
Health Care
4.500%, 01/15/2024	183	196
Healthcare Realty Trust
5.750%, 01/15/2021	60	66
3.750%, 04/15/2023	75	76
Highwoods Properties
7.500%, 04/15/2018	1,339	1,402
Mid-America Apartments
4.300%, 10/15/2023	625	666
4.000%, 11/15/2025	800	834
3.750%, 06/15/2024	1,720	1,777
3.600%, 06/01/2027	1,070	1,074
Piedmont Operating Partnership
4.450%, 03/15/2024	125	129
Post Apartment Homes
4.750%, 10/15/2017	70	70
Realty Income
3.250%, 10/15/2022	150	153
2.000%, 01/31/2018	2,115	2,119
SL Green Realty
7.750%, 03/15/2020	2,000	2,252
Tanger Properties
3.875%, 12/01/2023	900	924
3.750%, 12/01/2024	865	873
Ventas Realty
4.125%, 01/15/2026	45	47

140	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.700%, 04/01/2020	$2,950	$2,983
WEA Finance LLC
4.750%, 09/17/2044 (C)	750	752
Welltower
4.950%, 01/15/2021	3,340	3,601
4.700%, 09/15/2017	225	227

		37,551

Telecommunication Services — 1.4%
America Movil
5.625%, 11/15/2017	1,450	1,475
5.000%, 03/30/2020	540	581
AT&T
6.000%, 08/15/2040	2,220	2,477
5.800%, 02/15/2019	675	718
5.500%, 02/01/2018	130	133
5.450%, 03/01/2047	1,620	1,714
5.250%, 03/01/2037	5,165	5,415
4.750%, 05/15/2046	5,040	4,855
4.500%, 03/09/2048	2,158	1,996
4.450%, 05/15/2021	440	471
4.450%, 04/01/2024	1,830	1,936
4.350%, 06/15/2045	2,257	2,040
4.250%, 03/01/2027	1,815	1,867
3.950%, 01/15/2025	2,405	2,455
3.875%, 08/15/2021	350	367
3.400%, 05/15/2025	9,599	9,442
3.000%, 02/15/2022	700	706
1.750%, 01/15/2018	600	601
Bharti Airtel
4.375%, 06/10/2025 (C)	1,870	1,886
British Telecommunications
5.950%, 01/15/2018	1,011	1,037
Comcast Cable Holdings LLC
10.125%, 04/15/2022	190	251
Grupo Televisa
5.000%, 05/13/2045	895	859
Nippon Telegraph & Telephone
1.400%, 07/18/2017	200	200
Rogers Communications
4.100%, 10/01/2023	133	142
Sprint Capital
8.750%, 03/15/2032	390	492
Telefonica Emisiones SAU
6.221%, 07/03/2017	100	100
5.877%, 07/15/2019	180	194
5.462%, 02/16/2021	69	76
5.213%, 03/08/2047	1,235	1,311
5.134%, 04/27/2020	1,160	1,255
Verizon Communications
5.500%, 03/16/2047	1,230	1,342
5.250%, 03/16/2037	2,650	2,826

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.150%, 09/15/2023	$770	$861
5.050%, 03/15/2034	308	324
4.862%, 08/21/2046	1,000	994
4.522%, 09/15/2048	1,430	1,344
4.400%, 11/01/2034	7,615	7,434
4.272%, 01/15/2036	3,830	3,666
4.150%, 03/15/2024	880	932
4.125%, 03/16/2027	5,915	6,137
4.125%, 08/15/2046	3,230	2,875
3.850%, 11/01/2042	800	690
3.500%, 11/01/2024	750	761
2.946%, 03/15/2022 (C)	2,530	2,564
2.625%, 08/15/2026	1,210	1,124
Vodafone Group
2.950%, 02/19/2023	1,850	1,866

		82,792

Utilities — 2.2%
AEP Texas Central Transition Funding II LLC
5.170%, 01/01/2018	268	272
Alabama Power
5.500%, 10/15/2017	100	101
2.450%, 03/30/2022	1,655	1,657
Alabama Power Capital Trust V
4.248%, 10/01/2042 (A)	100	96
American Electric Power
1.650%, 12/15/2017	1,920	1,920
Appalachian Power
4.450%, 06/01/2045	1,600	1,703
3.300%, 06/01/2027	1,060	1,080
Berkshire Hathaway Energy
6.500%, 09/15/2037	3,200	4,292
3.750%, 11/15/2023	488	515
Boston Gas
4.487%, 02/15/2042 (C)	140	148
CenterPoint Energy Resources
6.125%, 11/01/2017	320	326
4.500%, 01/15/2021	246	261
Consolidated Edison of New York
6.650%, 04/01/2019	650	705
5.850%, 04/01/2018	236	244
4.450%, 03/15/2044	2,475	2,702
Dominion Energy
2.500%, 12/01/2019	1,985	2,006
2.000%, 08/15/2021	970	956
1.600%, 08/15/2019	1,330	1,317
DTE Energy
1.500%, 10/01/2019	1,805	1,782
Duke Energy
3.750%, 09/01/2046	800	753
3.550%, 09/15/2021	722	756
2.100%, 06/15/2018	425	427

SEI Institutional Investments Trust / Annual Report / May 31, 2017	141

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.800%, 09/01/2021	$1,480	$1,447
Duke Energy Carolinas LLC
5.250%, 01/15/2018	326	334
4.250%, 12/15/2041	1,000	1,065
4.000%, 09/30/2042	1,512	1,546
3.875%, 03/15/2046	690	700
2.500%, 03/15/2023	1,385	1,391
Duke Energy Florida LLC
3.850%, 11/15/2042	1,360	1,356
3.400%, 10/01/2046	665	620
3.200%, 01/15/2027	1,600	1,634
Duquesne Light Holdings
6.400%, 09/15/2020 (C)	2,525	2,819
Electricite de France
6.000%, 01/22/2114 (C)	860	897
Enel Finance International (C)
3.625%, 05/25/2027	2,500	2,473
2.875%, 05/25/2022	3,285	3,280
Entergy Louisiana LLC
6.500%, 09/01/2018	500	527
Exelon
5.625%, 06/15/2035	1,720	2,012
3.950%, 06/15/2025	1,840	1,915
FirstEnergy
4.250%, 03/15/2023	2,040	2,127
2.750%, 03/15/2018	650	654
FirstEnergy, Ser C
7.375%, 11/15/2031	4,905	6,548
Florida Power & Light
3.250%, 06/01/2024	360	374
Georgia Power
5.950%, 02/01/2039	50	61
4.300%, 03/15/2042	325	329
Great Plains Energy
4.850%, 04/01/2047	670	690
3.900%, 04/01/2027	1,815	1,841
3.150%, 04/01/2022	1,465	1,490
Indiana Michigan Power
4.550%, 03/15/2046	690	746
IPALCO Enterprises
5.000%, 05/01/2018	2,380	2,440
Jersey Central Power & Light
7.350%, 02/01/2019	100	109
Kansas City Power & Light
5.300%, 10/01/2041	250	276
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,894	3,409
KeySpan Gas East (C)
5.819%, 04/01/2041	2,500	3,128
2.742%, 08/15/2026	1,175	1,142
Majapahit Holding
7.750%, 01/20/2020	660	739

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Metropolitan Edison (C)
4.000%, 04/15/2025	$1,000	$1,030
3.500%, 03/15/2023	5,050	5,167
MidAmerican Energy
4.800%, 09/15/2043	1,500	1,738
4.250%, 05/01/2046	905	967
2.400%, 03/15/2019	115	116
NiSource Finance
6.800%, 01/15/2019	544	584
5.800%, 02/01/2042	471	564
Oklahoma Gas & Electric
4.150%, 04/01/2047	1,365	1,413
Oncor Electric Delivery
6.800%, 09/01/2018	4,135	4,385
Pacific Gas & Electric
8.250%, 10/15/2018	1,570	1,707
6.050%, 03/01/2034	710	912
5.800%, 03/01/2037	560	710
5.400%, 01/15/2040	156	191
4.450%, 04/15/2042	1,360	1,486
3.250%, 09/15/2021	35	36
PacifiCorp
5.650%, 07/15/2018	500	522
PECO Energy
4.150%, 10/01/2044	1,985	2,074
3.150%, 10/15/2025	1,730	1,771
PPL Electric Utilities
4.150%, 10/01/2045	1,161	1,229
Progress Energy
6.000%, 12/01/2039	200	250
Public Service of New Hampshire
3.500%, 11/01/2023	960	1,007
Public Service of New Mexico
7.950%, 05/15/2018	3,000	3,174
Rochester Gas & Electric
3.100%, 06/01/2027 (C)	605	607
Sierra Pacific Power
2.600%, 05/01/2026	1,560	1,516
Southern
4.400%, 07/01/2046	900	894
3.250%, 07/01/2026	650	639
2.150%, 09/01/2019	1,920	1,922
1.550%, 07/01/2018	2,000	1,995
Southern California Edison
3.500%, 10/01/2023	1,015	1,067
Southern Gas Capital
3.250%, 06/15/2026	1,550	1,534
2.450%, 10/01/2023	990	965
Southwestern Electric Power
6.450%, 01/15/2019	672	719
3.900%, 04/01/2045	460	449
2.750%, 10/01/2026	1,000	965

142	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
State Grid Overseas Investment 2016 MTN (C)
3.500%, 05/04/2027	$1,395	$1,395
2.750%, 05/04/2022	2,030	2,027
Virginia Electric & Power
4.650%, 08/15/2043	1,475	1,655
2.950%, 01/15/2022	1,720	1,768
2.950%, 11/15/2026	990	983
WEC Energy Group
1.650%, 06/15/2018	500	500
Westar Energy
3.100%, 04/01/2027	1,605	1,612

		128,383

Total Corporate Obligations (Cost $1,613,625) ($ Thousands)		1,663,154

ASSET-BACKED SECURITIES — 10.1%
Automotive — 1.6%
Ally Auto Receivables Trust, Ser 2015-1, Cl A3
1.390%, 09/16/2019	1,489	1,490
Ally Auto Receivables Trust, Ser 2015-2, Cl A4
1.840%, 06/15/2020	67	67
Ally Auto Receivables Trust, Ser 2016-1, Cl A2A
1.200%, 08/15/2018	178	178
Ally Auto Receivables Trust, Ser 2017-1, Cl A4
1.990%, 11/15/2021	703	707
Ally Auto Receivables Trust, Ser 2017-2, Cl A4
2.100%, 03/15/2022	1,369	1,377
Ally Auto Receivables Trust, Ser 2017-3, Cl A4
2.010%, 03/15/2022	738	738
Americredit Automobile Receivables Trust, Ser 2016-4, Cl A3
1.530%, 07/08/2021	2,291	2,284
Avis Budget Rental Car Funding AESOP LLC, Ser 2014-2A, Cl A
2.500%, 02/20/2021 (C)	3,014	3,008
Avis Budget Rental Car Funding AESOP LLC, Ser 2017-1A, Cl A
3.070%, 09/20/2023 (C)	2,578	2,583
Avis Budget Rental Car Funding LLC, Ser 2014-1A, Cl A
2.460%, 07/20/2020 (C)	2,514	2,523
Bank of The West Auto Trust, Ser 2014-1, Cl A3
1.090%, 03/15/2019 (C)	216	216
California Republic Auto Receivables Trust, Ser 2015-1, Cl A4
1.820%, 09/15/2020	1,665	1,668
California Republic Auto Receivables Trust, Ser 2015-4, Cl A4
2.580%, 06/15/2021 (C)	1,945	1,957

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
California Republic Auto Receivables Trust, Ser 2016-1, Cl A3
1.890%, 05/15/2020	$2,005	$2,010
California Republic Auto Receivables Trust, Ser 2016-1, Cl A4
2.240%, 10/15/2021	1,608	1,621
California Republic Auto Receivables Trust, Ser 2016-2, Cl A4
1.830%, 12/15/2021	1,852	1,853
California Republic Auto Receivables Trust, Ser 2017-1, Cl A2
1.550%, 11/15/2019	1,587	1,586
California Republic Auto Receivables Trust, Ser 2017-1, Cl A3
1.900%, 03/15/2021	1,587	1,585
California Republic Auto Receivables Trust, Ser 2017-1, Cl A4
2.280%, 06/15/2022	727	728
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A4
1.690%, 10/22/2018	54	54
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A2
1.390%, 09/20/2018	318	318
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A3
1.730%, 09/20/2019	1,622	1,625
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A4
1.970%, 01/21/2020	1,477	1,483
Capital Auto Receivables Asset Trust, Ser 2015-3, Cl A3
1.940%, 01/21/2020	1,731	1,737
Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A2
1.620%, 03/20/2019	1,065	1,065
Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A4
2.010%, 07/20/2020	874	877
Capital Auto Receivables Asset Trust, Ser 2016-1, Cl A2A
1.500%, 11/20/2018	685	685
Capital Auto Receivables Asset Trust, Ser 2016-1, Cl A4
1.980%, 10/20/2020	955	960
Capital Auto Receivables Asset Trust, Ser 2016-2, Cl A2A
1.320%, 01/22/2019	358	358
Capital Auto Receivables Asset Trust, Ser 2016-2, Cl A3
1.460%, 06/22/2020	1,543	1,541

SEI Institutional Investments Trust / Annual Report / May 31, 2017	143

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A2A
1.360%, 04/22/2019	$808	$808
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A3
1.540%, 08/20/2020	1,033	1,033
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A4
1.690%, 03/20/2021	866	865
Flagship Credit Auto Trust, Ser 2016-3, Cl A2
2.050%, 11/15/2020 (C)	1,060	1,062
Ford Credit Auto Owner Trust, Ser 2014-1, Cl A
2.260%, 11/15/2025 (C)	3,210	3,245
Ford Credit Auto Owner Trust, Ser 2015-1, Cl A
2.120%, 07/15/2026 (C)	3,465	3,490
Ford Credit Floorplan Master Owner Trust, Ser 2014-2, Cl A
1.494%, 02/15/2021 (A)	180	181
Ford Credit Floorplan Master Owner Trust, Ser 2014-4, Cl A1
1.400%, 08/15/2019	6,635	6,638
Hertz Vehicle Financing II LP, Ser 2015-1A, Cl A
2.730%, 03/25/2021 (C)	5,053	5,034
Hertz Vehicle Financing II LP, Ser 2015-3A, Cl A
2.670%, 09/25/2021 (C)	3,344	3,306
Hertz Vehicle Financing LLC, Ser 2013-1A, Cl A2
1.830%, 08/25/2019 (C)	886	884
Hertz Vehicle Financing LLC, Ser 2016-2A, Cl A
2.950%, 03/25/2022 (C)	697	692
Hertz Vehicle Financing LLC, Ser 2016-3A, Cl A
2.270%, 07/25/2020 (C)	2,072	2,062
Hertz Vehicle Financing LLC, Ser 2016-3A, Cl B
3.110%, 07/25/2020 (C)	719	710
Hertz Vehicle Financing LLC, Ser 2016-4A, Cl A
2.650%, 07/25/2022 (C)	1,878	1,833
Honda Auto Receivables Owner Trust, Ser 2015-1, Cl A4
1.320%, 11/16/2020	1,234	1,234
Honda Auto Receivables Owner Trust, Ser 2016-1, Cl A2
1.010%, 06/18/2018	91	90
Honda Auto Receivables Owner Trust, Ser 2016-2, Cl A2
1.130%, 09/17/2018	1,723	1,722
Hyundai Auto Receivables Trust, Ser 2017-A, Cl A4
2.090%, 04/17/2023	956	961
Mercedes-Benz Auto Lease Trust, Ser 2017-A, Cl A3
1.790%, 04/15/2020	6,225	6,237
Nissan Auto Receivables Owner Trust, Ser 2015-C, Cl A2A
0.870%, 11/15/2018	946	946

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust, Ser 2016-C, Cl A2A
1.070%, 05/15/2019	$867	$866
Santander Drive Auto Receivables Trust, Ser 2016-2, Cl A2A
1.380%, 07/15/2019	850	850
TCF Auto Receivables Owner Trust, Ser 2016-1A, Cl A2
1.390%, 11/15/2019 (C)	1,534	1,531
TCF Auto Receivables Owner Trust, Ser 2016-1A, Cl A3
1.710%, 04/15/2021 (C)	801	799
TCF Auto Receivables Owner Trust, Ser 2016-1A, Cl A4
2.030%, 02/15/2022 (C)	596	595
TCF Auto Receivables Owner Trust, Ser 2016-PT1A, Cl A
1.930%, 06/15/2022 (C)	3,061	3,061
World Omni Auto Receivables Trust, Ser 2016-B, Cl A3
1.300%, 02/15/2022	1,966	1,954
World Omni Auto Receivables Trust, Ser 2017-A, Cl A3
1.930%, 09/15/2022	2,352	2,351
World Omni Auto Receivables Trust, Ser 2017-A, Cl A4
2.240%, 06/15/2023	926	926

		94,848

Credit Cards — 0.8%
American Express Credit Account Master Trust, Ser 2014-2, Cl A
1.260%, 01/15/2020	1,570	1,570
American Express Credit Account Master Trust, Ser 2017-1, Cl A
1.930%, 09/15/2022	3,711	3,731
American Express Credit Account Master Trust, Ser 2017-4, Cl A
1.640%, 12/15/2021	2,515	2,514
Barclays Dryrock Issuance Trust, Ser 2017-1, Cl A
1.347%, 03/15/2023 (A)	1,106	1,108
Capital One Multi-Asset Execution Trust, Ser 2007-A7, Cl A7
5.750%, 07/15/2020	8,805	8,915
Capital One Multi-Asset Execution Trust, Ser 2014-A5, Cl A5
1.480%, 07/15/2020	6,765	6,769
Capital One Multi-Asset Execution Trust, Ser 2015-A1, Cl A1
1.390%, 01/15/2021	198	198

144	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Capital One Multi-Asset Execution Trust, Ser 2017-A1, Cl A1
2.000%, 01/17/2023	$1,176	$1,185
Chase Issuance Trust, Ser 2014-A6, Cl A6
1.260%, 07/15/2019	1,250	1,250
Chase Issuance Trust, Ser 2014-A7, Cl A7
1.380%, 11/15/2019	2,525	2,526
Chase Issuance Trust, Ser 2016-A6, Cl A6
1.100%, 01/15/2020	245	245
Citibank Credit Card Issuance Trust, Ser 2007- A8, Cl A8
5.650%, 09/20/2019	1,720	1,742
Synchrony Credit Card Master Note Trust, Ser 2014-1, Cl A
1.610%, 11/15/2020	1,269	1,270
Synchrony Credit Card Master Note Trust, Ser 2015-1, Cl A
2.370%, 03/15/2023	1,010	1,024
Synchrony Credit Card Master Note Trust, Ser 2016-2, Cl A
2.210%, 05/15/2024	1,482	1,490
Synchrony Credit Card Master Note Trust, Ser 2016-3, Cl A
1.580%, 09/15/2022	671	667
World Financial Network Credit Card Master Trust, Ser 2012-B, Cl A
1.760%, 05/17/2021	1,537	1,538
World Financial Network Credit Card Master Trust, Ser 2014-C, Cl A
1.540%, 08/16/2021	332	332
World Financial Network Credit Card Master Trust, Ser 2016-A, Cl A
2.030%, 04/15/2025	3,205	3,183
World Financial Network Credit Card Master Trust, Ser 2016-B, Cl A
1.440%, 06/15/2022	2,418	2,412
World Financial Network Credit Card Master Trust, Ser 2016-C, Cl A
1.720%, 08/15/2023	1,587	1,579
World Financial Network Credit Card Master Trust, Ser 2017-A, Cl A
2.120%, 03/15/2024	2,433	2,433
		47,681

Mortgage Related Securities — 0.6%
Aames Mortgage Trust, Ser 2002-1, Cl A3
5.604%, 06/25/2032	37	35
Argent Securities Asset-Backed Pass-Through Certificates, Ser 2004-W5, Cl AV2
2.031%, 04/25/2034 (A)	1,113	1,043
Argent Securities Asset-Backed Pass-Through Certificates, Ser 2005-W2, Cl A1
1.251%, 10/25/2035 (A)	3,868	3,833

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Asset-Backed Funding Certificates, Ser 2005- AQ1, Cl A4
5.010%, 06/25/2035	$273	$277
Asset-Backed Securities Home Equity Loan Trust, Ser 2003-HE7, Cl M1
1.964%, 12/15/2033 (A)	1,604	1,578
Asset-Backed Securities Home Equity Loan Trust, Ser 2005-HE6, Cl M2
1.756%, 07/25/2035 (A)	82	82
Centex Home Equity, Ser 2003-B, Cl AF4
3.735%, 02/25/2032	91	92
Centex Home Equity, Ser 2003-B, Cl AF6
3.173%, 06/25/2033 (A)	15	15
Centex Home Equity, Ser 2005-A, Cl M1
1.711%, 01/25/2035 (A)	3,832	3,626
Centex Home Equity, Ser 2006-A, Cl AV4
1.241%, 06/25/2036 (A)	57	55
Citigroup Global Markets Mortgage Securities VII, Ser 2003-UP1, Cl A
3.950%, 04/25/2032 (C)	32	32
Contimortgage Home Equity Trust, Ser 1997-2, Cl A9
7.090%, 04/15/2028	–	–
Delta Funding Home Equity Loan Trust, Ser 1999-3, Cl A1A
1.814%, 09/15/2029 (A)	249	244
EMC Mortgage Loan Trust, Ser 2002-AA, Cl A1
1.964%, 05/25/2039 (A)(C)	161	154
GSAA Trust, Ser 2005-6, Cl A3
1.361%, 06/25/2035 (A)	1,194	1,193
GSAMP Trust, Ser 2006-HE2, Cl A3
1.284%, 03/25/2046 (A)	8,000	7,784
JPMorgan Mortgage Acquisition, Ser 05-OPT1, Cl M1
1.666%, 06/25/2035 (A)	660	660
Master Asset-Backed Securities Trust, Ser 2006-WMC3, Cl A4
1.151%, 08/25/2036 (A)	922	444
Morgan Stanley Asset-Backed Securities Capital I Trust, Ser 2005-WMC3, Cl M4
1.921%, 03/25/2035 (A)	5,500	5,422
Saxon Asset Securities Trust, Ser 2003-1, Cl AF6
4.795%, 06/25/2033	47	48
Security National Mortgage Loan Trust, Ser 2007-1A, Cl 2A
1.341%, 04/25/2037 (A)(C)	–	–
Structured Asset Securities Mortgage Pass- Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	148	148
UCFC Home Equity Loan, Ser 1998-D, Cl MF1
6.905%, 04/15/2030	239	242

SEI Institutional Investments Trust / Annual Report / May 31, 2017	145

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund  (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2004-2, Cl A33
1.991%, 10/25/2034 (A)	$6,404	$6,330
		33,337

Other Asset-Backed Securities — 7.1%
Academic Loan Funding Trust, Ser 2012-1A, Cl A1
1.824%, 12/27/2022 (A)(C)	76	77
AccessLex Institute, Ser 2006-1, Cl A2
1.162%, 08/25/2023 (A)	69	69
Ally Master Owner Trust, Ser 2012-4, Cl A
1.720%, 07/15/2019	125	125
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	6,794	6,797
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019	4,290	4,290
Ally Master Owner Trust, Ser 2017-1, Cl A
1.389%, 02/15/2021 (A)	1,084	1,086
Ameriquest Mortgage Securities Asset Backed Pass-Through Certificates, Ser 2005-R11, Cl A1
1.254%, 01/25/2036 (A)	6,711	6,683
Apidos CLO XVI, Ser 2014-16A, Cl B
3.825%, 01/19/2025 (A)(C)	500	502
Apidos CLO XXII, Ser 2015-22A, Cl A1
2.530%, 10/20/2027 (A)(C)	3,000	3,011
Apidos CLO, Ser 2014-18A, Cl A1R
2.273%, 07/22/2026	1,500	1,499
Ares XXXII CLO, Ser 2017-32A, Cl A2R
2.832%, 11/15/2025 (A)(C)	2,000	2,001
Babson CLO, Ser 2014-IIA, Cl AR
2.308%, 10/17/2026 (A)(C)	1,080	1,084
Ballyrock CLO, Ser 2017-1A, Cl A1R
2.306%, 10/20/2026 (A)(C)	1,620	1,619
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD1, Cl 1A3
1.391%, 08/25/2043 (A)	436	436
BlueMountain CLO, Ser 2017-3A, Cl A1R
2.298%, 10/15/2026 (A)(C)	1,000	999
Brazos Education Loan Authority, Ser 2012-1, Cl A1
1.724%, 12/26/2035 (A)	2,685	2,653
Brazos Higher Education Authority, Ser 2010-1, Cl A2
2.389%, 02/25/2035 (A)	4,835	4,917
Brazos Higher Education Authority, Ser 2011-1, Cl A2
1.989%, 02/25/2030 (A)	1,327	1,325
Brazos Higher Education Authority, Ser 2011-2, Cl A3
2.156%, 10/27/2036 (A)	3,520	3,530

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Business Loan Express Business Loan Trust, Ser 2004-A, Cl A
1.421%, 02/25/2031 (A)(C)	$738	$710
Carlyle Global Market Strategies CLO, Ser 2013-4A, Cl C
3.823%, 10/15/2025 (A)(C)	300	300
Carlyle Global Market Strategies Commodities Funding, Ser 2014-1A, Cl A
2.922%, 10/15/2021 (A)(C)	348	244
Carlyle US CLO, Ser 2017-2A, Cl A1B
0.000%, 07/20/2031 (A)(C)	2,500	2,492
Catskill Park CLO, Ser 2017-1A, Cl A2
2.785%, 04/20/2029 (A)(C)	1,500	1,494
Cent CLO, Ser 2013-17A, Cl A1
2.470%, 01/30/2025 (A)(C)	453	456
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
5.124%, 11/25/2034	321	332
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A7
4.277%, 11/25/2034	318	325
CIT Education Loan Trust, Ser 2007-1, Cl A
1.087%, 03/25/2042 (A)(C)	2,406	2,262
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A4
5.654%, 09/25/2036	998	1,013
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A5
6.036%, 09/25/2036	6,465	6,601
Citicorp Residential Mortgage Securities, Ser 2007-1, Cl A5
5.640%, 03/25/2037	990	1,011
Community Funding CLO, Ser 2015-1A, Cl A
5.750%, 11/01/2027 (C)	2,990	2,799
Conseco Financial, Ser 1998-2, Cl A5
6.240%, 12/01/2028	40	41
COOF Securitization Trust, Ser 2014-1, Cl A, IO
3.015%, 06/25/2040 (A)(C)	716	81
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
1.531%, 12/25/2034 (A)	4,267	4,133
Countrywide Asset-Backed Certificates, Ser 2006-15, Cl A3
4.866%, 10/25/2046 (A)	109	102
Countrywide Asset-Backed Certificates, Ser 2006-SD3, Cl A1
1.321%, 07/25/2036 (A)(C)	138	117
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A1
1.891%, 10/25/2047 (A)	438	420
Countrywide Asset-Backed Certificates, Ser 2007-4, Cl A4W
5.094%, 04/25/2047	2,953	2,894

146	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Credit-Based Asset Servicing & Securitization LLC, Ser 2003-CB3, Cl AF1
3.379%, 12/25/2032	$53	$52
Credit-Based Asset Servicing & Securitization LLC, Ser 2006-CB2, Cl AF2
3.473%, 12/25/2036	511	369
Credit-Based Asset Servicing & Securitization LLC, Ser 2006-CB2, Cl AF4
3.473%, 12/25/2036	685	493
CWABS Revolving Home Equity Loan Trust, Ser 2004-K, Cl 2A
1.294%, 02/15/2034 (A)	171	159
CWHEQ Revolving Home Equity Loan Trust, Ser 2007-A, Cl A
1.114%, 04/15/2037 (A)	4,950	4,465
Dryden 37 Senior Loan Fund, Ser 2015-37A, Cl A
2.523%, 04/15/2027 (A)(C)	3,860	3,864
Eaton Vance CLO, Ser 2017-1A, Cl AR
2.358%, 07/15/2026 (A)(C)	1,700	1,701
Educational Funding of the South, Ser 2011-1, Cl A2
1.806%, 04/25/2035 (A)	2,087	2,077
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
1.991%, 04/25/2033 (A)(C)	4,600	4,558
Equity One Mortgage Pass-Through Trust, Ser 2003-2, Cl M1
5.050%, 09/25/2033 (A)	74	75
First Franklin Mortgage Loan Trust, Ser 2002- FF3, Cl A1
1.851%, 08/25/2032 (A)	3,369	3,252
First Franklin Mortgage Loan Trust, Ser 2005- FFH3, Cl M1
1.501%, 09/25/2035 (A)	294	294
Flatiron CLO, Ser 2017-1A, Cl A1R
2.338%, 07/17/2026 (A)(C)	1,510	1,512
Ford Credit Floorplan Master Owner Trust A, Ser 2017-1, Cl A1
2.070%, 05/15/2022	3,640	3,639
Ford Credit Floorplan Master Owner Trust, Ser 2012-5, Cl A
1.490%, 09/15/2019	274	274
Ford Credit Floorplan Master Owner Trust, Ser 2015-1, Cl A1
1.420%, 01/15/2020	119	119
Galaxy XIX CLO, Ser 2015-19A, Cl A1A
2.593%, 01/24/2027 (A)(C)	1,500	1,500
Galaxy XV CLO, Ser 2013-15A, Cl B
3.008%, 04/15/2025 (A)(C)	2,000	2,001
Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (C)	1,974	1,900

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Greenpoint Manufactured Housing, Ser 2001-2, Cl IA2
4.358%, 02/20/2032 (A)	$625	$591
Greenpoint Manufactured Housing, Ser 2001-2, Cl IIA2
4.391%, 03/13/2032 (A)	1,050	995
GT Loan Financing I, Ser 2013-1A, Cl A
2.309%, 10/28/2024 (A)(C)	1,250	1,250
Higher Education Funding I, Ser 2014-1, Cl A
2.102%, 05/25/2034 (A)(C)	3,405	3,396
HSI Asset Securitization Trust, Ser 2006-OPT3,Cl 3A3
1.171%, 02/25/2036 (A)	770	755
JFIN CLO, Ser 2016-1A, Cl A2A
1.787%, 07/27/2028 (A)(C)	1,500	1,462
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (C)	1,885	1,919
JGWPT XXXI LLC, Ser 2014-1A, Cl A
3.960%, 03/15/2063 (C)	952	978
JGWPT XXXII LLC, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (C)	2,478	2,376
JGWPT XXXIII LLC, Ser 2014-3A, Cl A
3.500%, 06/15/2077 (C)	1,181	1,143
KGS-Alpha SBA COOF Trust, Ser 2012-A, Cl A, IO
0.859%, 08/25/2038 (A)(C)	3,460	83
KGS-Alpha SBA COOF Trust, Ser 2014-2, Cl A, IO
2.831%, 04/25/2040 (A)(C)	571	54
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 04/15/2040	77	79
Long Beach Mortgage Loan Trust, Ser 2005-1,Cl M2
1.786%, 02/25/2035 (A)	2,741	2,733
Magnetite CLO IX, Ser 2014-9A, Cl A1
2.458%, 07/25/2026 (A)(C)	1,000	1,000
Magnetite IX, Ser 2017-9A, Cl A1R
2.156%, 07/25/2026 (A)(C)	1,000	1,000
Magnetite XVIII, Ser 2016-18A, Cl A
2.582%, 11/15/2028 (A)(C)	3,250	3,275
Magnetite XVIII, Ser 2016-18A, Cl C
3.532%, 11/15/2028 (A)(C)	1,750	1,750
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	2,325	2,461
Mid-State Trust, Ser 2004-1, Cl A
6.005%, 08/15/2037	335	362
Mid-State Trust, Ser 2006-1, Cl A
5.787%, 10/15/2040 (C)	4,064	4,326
Navient Private Education Loan Trust, Ser 2014-AA, Cl A2A
2.740%, 02/15/2029 (C)	633	642
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3
2.589%, 10/15/2031 (A)(C)	2,135	2,177

SEI Institutional Investments Trust / Annual Report / May 31, 2017	147

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Private Education Loan Trust, Ser 2014-CTA, Cl A
1.689%, 09/16/2024 (A)(C)	$1,259	$1,261
Navient Private Education Loan Trust, Ser 2015-AA, Cl A2B
2.189%, 12/15/2028 (A)(C)	798	809
Navient Private Education Loan Trust, Ser 2015-CA, Cl B
3.250%, 05/15/2040 (C)	1,035	1,049
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2A
3.910%, 12/15/2045 (C)	4,380	4,577
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
3.139%, 12/15/2045 (A)(C)	1,309	1,359
Navient Student Loan Trust, Ser 17-3A, Cl A3
2.040%, 07/26/2066	7,629	7,635
Navient Student Loan Trust, Ser 2014-1, Cl A3
1.534%, 06/25/2031 (A)	6,707	6,606
Navient Student Loan Trust, Ser 2014-2, Cl A
1.664%, 03/25/2083 (A)	5,561	5,478
Navient Student Loan Trust, Ser 2014-3, Cl A
1.611%, 03/25/2083 (A)	5,599	5,519
Navient Student Loan Trust, Ser 2014-4, Cl A
1.644%, 03/25/2083 (A)	3,920	3,864
Navient Student Loan Trust, Ser 2014-8, Cl A3
1.624%, 05/27/2049 (A)	300	294
Navient Student Loan Trust, Ser 2016-1A, Cl A
1.724%, 02/25/2070 (A)(C)	845	836
Navient Student Loan Trust, Ser 2016-5A, Cl A
2.274%, 06/25/2065 (A)(C)	1,075	1,091
Navient Student Loan Trust, Ser 2016-7A, Cl A
2.174%, 03/25/2066 (A)(C)	2,266	2,285
Navient Student Loan Trust, Ser 2017-1A, Cl A3
2.174%, 07/26/2066 (A)(C)	7,374	7,374
Navient Student Loan Trust, Ser 2017-2A, Cl A
2.074%, 12/27/2066 (A)(C)	5,183	5,207
Navient Student Loan Trust, Ser 2017-3A, Cl A2
1.661%, 07/26/2066 (A)(C)	814	817
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
1.336%, 10/27/2036 (A)	1,735	1,698
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
1.316%, 01/25/2037 (A)	1,485	1,466
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
1.266%, 10/25/2033 (A)	1,965	1,925
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
1.096%, 03/23/2037 (A)	1,752	1,712
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
1.116%, 12/24/2035 (A)	5,419	5,325
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
1.176%, 03/22/2032 (A)	1,078	1,015

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Ser 2006-2, Cl A6
1.276%, 04/25/2031 (A)	$4,475	$4,458
Nelnet Student Loan Trust, Ser 2010-4A, Cl A
1.791%, 04/25/2046 (A)(C)	573	572
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
1.941%, 11/25/2048 (A)(C)	3,735	3,652
Nelnet Student Loan Trust, Ser 2015-2A, Cl A2
1.624%, 09/25/2047 (A)(C)	5,352	5,306
Nelnet Student Loan Trust, Ser 2016-1A, Cl A
1.824%, 09/25/2065 (A)(C)	2,092	2,109
Northstars Education Finance Authority, Ser 2007-1, Cl A2
1.789%, 01/29/2046 (A)	50	48
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2005-WCH1, Cl M2
1.771%, 01/25/2036 (A)	363	363
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2005-WCW2, Cl M1
1.491%, 07/25/2035 (A)	4,558	4,551
RAMP Trust, Ser 2002-RS4, Cl AI5
6.163%, 08/25/2032	3	3
RAMP Trust, Ser 2003-RS10, Cl AI6
5.723%, 11/25/2033	347	365
RAMP Trust, Ser 2003-RS11, Cl AI6A
5.788%, 12/25/2033	327	341
RAMP Trust, Ser 2006-RZ1, Cl A3
1.291%, 03/25/2036 (A)	55	55
Regatta VII Funding, Ser 2016-1A, Cl B2
2.952%, 12/20/2028 (A)(C)	2,000	2,001
SBA Small Business Investment, Ser 2015-10A, Cl 1
2.517%, 03/10/2025	624	633
SLC Student Loan Trust, Ser 2007-1, Cl A4
1.242%, 05/15/2029 (A)	4,528	4,455
SLM Private Credit Student Loan Trust, Ser 2005-B, Cl A4
1.461%, 06/15/2039 (A)	3,490	3,297
SLM Private Education Loan Trust, Ser 2012-D, Cl A2
2.950%, 02/15/2046 (C)	833	839
SLM Private Education Loan Trust, Ser 2013-A, Cl A2B
2.039%, 05/17/2027 (A)(C)	1,342	1,350
SLM Private Education Loan Trust, Ser 2013-B, Cl A2A
1.850%, 06/17/2030 (C)	1,290	1,288
SLM Private Education Loan Trust, Ser 2013-B, Cl A2B
2.089%, 06/17/2030 (A)(C)	377	380
SLM Private Education Loan Trust, Ser 2013-C, Cl A2A
2.940%, 10/15/2031 (C)	751	762

148	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Private Education Loan Trust, Ser 2014-A, Cl A2A
2.590%, 01/15/2026 (C)	$1,240	$1,251
SLM Student Loan Trust, Ser 2003-1, Cl A5C
1.881%, 12/15/2032 (A)(C)	1,563	1,527
SLM Student Loan Trust, Ser 2003-4, Cl A5D
1.881%, 03/15/2033 (A)(C)	1,479	1,454
SLM Student Loan Trust, Ser 2004-10, Cl A7A
1.788%, 10/25/2029 (A)(C)	3,431	3,404
SLM Student Loan Trust, Ser 2004-8, Cl B
1.498%, 01/25/2040 (A)	373	345
SLM Student Loan Trust, Ser 2004-8A, Cl A5
1.538%, 04/25/2024 (A)(C)	3,039	3,050
SLM Student Loan Trust, Ser 2005-6, Cl A5B
2.238%, 07/27/2026 (A)	371	373
SLM Student Loan Trust, Ser 2005-8, Cl A4
1.706%, 01/25/2028 (A)	3,304	3,321
SLM Student Loan Trust, Ser 2006-2, Cl A6
1.208%, 01/25/2041 (A)	4,250	4,040
SLM Student Loan Trust, Ser 2006-3, Cl A5
1.138%, 01/25/2021 (A)	3,028	2,946
SLM Student Loan Trust, Ser 2006-8, Cl A6
1.198%, 01/25/2041 (A)	4,250	3,954
SLM Student Loan Trust, Ser 2007-2, Cl A3
1.196%, 01/25/2019 (A)	790	787
SLM Student Loan Trust, Ser 2007-2, Cl A4
1.098%, 07/25/2022 (A)	2,920	2,823
SLM Student Loan Trust, Ser 2007-2, Cl B
1.208%, 07/25/2025 (A)	934	778
SLM Student Loan Trust, Ser 2007-3, Cl A3
1.078%, 04/25/2019 (A)	2,796	2,772
SLM Student Loan Trust, Ser 2007-6, Cl A4
1.536%, 10/25/2024 (A)	3,598	3,588
SLM Student Loan Trust, Ser 2007-6, Cl B
1.888%, 04/27/2043 (A)	847	816
SLM Student Loan Trust, Ser 2008-2, Cl B
2.238%, 01/25/2083 (A)	1,155	1,026
SLM Student Loan Trust, Ser 2008-3, Cl B
2.238%, 04/26/2083 (A)	1,155	1,039
SLM Student Loan Trust, Ser 2008-4, Cl B
2.888%, 04/25/2029 (A)	1,155	1,120
SLM Student Loan Trust, Ser 2008-5, Cl A4
2.856%, 07/25/2023 (A)	2,400	2,464
SLM Student Loan Trust, Ser 2008-5, Cl B
2.888%, 07/25/2073 (A)	1,155	1,127
SLM Student Loan Trust, Ser 2008-6, Cl B
2.888%, 07/26/2083 (A)	1,155	1,132
SLM Student Loan Trust, Ser 2008-7, Cl B
2.888%, 07/26/2083 (A)	1,155	1,145
SLM Student Loan Trust, Ser 2008-8, Cl B
3.288%, 10/25/2075 (A)	1,155	1,128

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2008-9, Cl B
3.288%, 10/25/2083 (A)	$1,155	$1,169
SLM Student Loan Trust, Ser 2010-1, Cl A
1.424%, 03/25/2025 (A)	220	217
SLM Student Loan Trust, Ser 2011-2, Cl A2
2.224%, 10/25/2034 (A)	495	504
SLM Student Loan Trust, Ser 2012-1, Cl A3
1.974%, 09/25/2028 (A)	6,996	7,023
SLM Student Loan Trust, Ser 2012-2, Cl A
1.724%, 01/25/2029 (A)	2,194	2,183
SLM Student Loan Trust, Ser 2012-3, Cl A
1.641%, 12/26/2025 (A)	1,642	1,647
SLM Student Loan Trust, Ser 2012-6, Cl A3
1.774%, 05/26/2026 (A)	1,070	1,061
SLM Student Loan Trust, Ser 2012-6, Cl B
2.024%, 04/27/2043 (A)	1,641	1,497
SLM Student Loan Trust, Ser 2013-1, Cl B
2.824%, 11/25/2043 (A)	487	482
SLM Student Loan Trust, Ser 2013-6, Cl A3
1.674%, 06/25/2055 (A)	3,674	3,691
SLM Student Loan Trust, Ser 2013-A, Cl A2A
1.770%, 05/17/2027 (C)	621	619
SLM Student Loan Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (C)	1,887	1,841
SLM Student Loan Trust, Ser 2014-2, Cl A3
1.614%, 03/25/2055 (A)	5,937	5,934
SMB Private Education Loan Trust, Ser 2015-A, Cl A2A
2.490%, 06/15/2027 (C)	2,370	2,387
SMB Private Education Loan Trust, Ser 2015-A, Cl A2B
1.989%, 06/15/2027 (A)(C)	2,190	2,174
SMB Private Education Loan Trust, Ser 2015-B, Cl A2A
2.980%, 07/15/2027 (C)	974	992
SMB Private Education Loan Trust, Ser 2015-B, Cl A2B
2.189%, 07/15/2027 (A)(C)	3,482	3,513
SMB Private Education Loan Trust, Ser 2015-C, Cl A2A
2.750%, 07/15/2027 (C)	1,715	1,740
SMB Private Education Loan Trust, Ser 2015-C, Cl A2B
2.389%, 07/15/2027 (A)(C)	1,368	1,395
SMB Private Education Loan Trust, Ser 2016-A, Cl A2A
2.700%, 05/15/2031 (C)	3,903	3,937
SMB Private Education Loan Trust, Ser 2016-A, Cl A2B
2.489%, 05/15/2031 (A)(C)	5,602	5,730
SMB Private Education Loan Trust, Ser 2016-B, Cl A2A
2.430%, 02/17/2032 (C)	3,765	3,755

SEI Institutional Investments Trust / Annual Report / May 31, 2017	149

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2016-B, Cl A2B
2.439%, 02/17/2032 (A)(C)	$5,061	$5,181
SMB Private Education Loan Trust, Ser 2016-C, Cl A2A
2.340%, 09/15/2034 (C)	6,652	6,575
SMB Private Education Loan Trust, Ser 2016-C, Cl A2B
2.089%, 09/15/2034 (A)(C)	3,631	3,677
SMB Private Education Loan Trust, Ser 2017-A, Cl A2A
2.880%, 09/15/2034 (C)	3,239	3,276
SMB Private Education Loan Trust, Ser 2017-A, Cl A2B
1.889%, 09/15/2034 (A)(C)	4,319	4,330
Sofi Professional Loan Program, Ser 2016-A, Cl A2
2.760%, 12/26/2036 (C)	2,564	2,588
SoFi Professional Loan Program, Ser 2016-D, Cl A1
1.941%, 01/25/2039 (A)(C)	591	597
Sofi Professional Loan Program, Ser 2016-D, Cl A2A
1.530%, 04/25/2033 (C)	1,079	1,074
Sofi Professional Loan Program, Ser 2016-E, Cl A1
1.874%, 07/25/2039 (A)(C)	2,809	2,815
Sofi Professional Loan Program, Ser 2016-E, Cl A2A
1.630%, 01/25/2036 (C)	1,071	1,071
SoFi Professional Loan Program, Ser 2017-A, Cl A1
1.724%, 03/26/2040 (A)(C)	1,346	1,347
SoFi Professional Loan Program, Ser 2017-A, Cl A2A
1.550%, 03/26/2040 (C)	2,775	2,771
SoFi Professional Loan Program, Ser 2017-A, Cl A2B
2.400%, 03/26/2040 (C)	1,172	1,166
Sofi Professional Loan Program, Ser 2017-B, Cl A1FX
1.830%, 05/25/2040 (C)	1,926	1,925
Sofi Professional Loan Program, Ser 2017-B, Cl A2FX
2.740%, 05/25/2040 (C)	2,560	2,584
Sofi Professional Loan Program, Ser 2017-C, Cl A2B
2.630%, 07/25/2040 (C)	1,947	1,946
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
1.541%, 09/25/2034 (A)	3,364	3,131

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF2, Cl A3
1.624%, 05/25/2035 (A)		$2,111	$2,111
Symphony CLO XVII, Ser 2016-17A, Cl A1
2.523%, 04/15/2028 (A)(C)		1,250	1,257
TCI-Flatiron CLO, Ser 2016-1A, Cl A
2.573%, 07/17/2028 (A)(C)		2,500	2,511
Venture XXIV CLO, Ser 2016-24A, Cl A1D
2.576%, 10/20/2028 (A)(C)		1,250	1,251
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (C)		1,070	1,066
Voya CLO, Ser 2016-1A, Cl A1R
2.354%, 04/18/2026 (A)(C)		1,950	1,950
Voya CLO, Ser 2017-2A, Cl A1R
2.408%, 04/17/2030 (A)(C)		2,250	2,255
VOYA CLO, Ser 2017-2A, Cl A2A
3.015%, 06/07/2030 (A)(C)		1,750	1,750
Zais CLO 2, Ser 2017-2A, Cl A1BR
2.920%, 07/25/2026 (C)		3,000	3,008
Zais CLO 5, Ser 2016-2A, Cl A1
2.688%, 10/15/2028 (A)(C)		1,000	1,007
			408,792
Total Asset-Backed Securities (Cost $578,944) ($ Thousands)			584,658

SOVEREIGN DEBT — 2.7%
China Government Bond
3.310%, 11/30/2025	CNY	5,000	671
FMS Wertmanagement AoeR
1.000%, 11/21/2017		$1,660	1,659
Israel Government AID Bond
5.500%, 09/18/2033		1,000	1,340
3.200%, 11/01/2024 (B)		1,000	828
2.984%, 02/15/2025 (B)		1,000	821
2.981%, 08/15/2025 (B)		1,000	808
Japan Bank for International Cooperation
2.875%, 06/01/2027		1,106	1,117
2.500%, 06/01/2022		1,752	1,762
2.250%, 02/24/2020		6,336	6,377
1.875%, 04/20/2021		2,234	2,201
1.750%, 05/28/2020		1,994	1,971
1.500%, 07/21/2021		6,890	6,672
Japan Finance Organization for Municipalities
4.000%, 01/13/2021		3,600	3,800
Japan Treasury Discount Bill
0.000%, 06/19/2017 (B)	JPY	1,740,000	15,734
0.000%, 06/26/2017 (B)		1,780,000	16,097
0.000%, 08/07/2017 (B)		990,000	8,954
0.000%, 08/21/2017 (B)		2,240,000	20,262
Kuwait International Government Bond
3.500%, 03/20/2027 (C)		$3,190	3,277

150	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
2.750%, 03/20/2022 (C)	$2,570	$2,596
Province of Ontario Canada
1.625%, 01/18/2019	2,250	2,254
Province of Quebec Canada
2.625%, 02/13/2023	5,600	5,721
Republic of Colombia
5.625%, 02/26/2044	4,070	4,449
5.000%, 06/15/2045	200	202
Republic of Indonesia
5.875%, 03/13/2020	190	208
5.875%, 01/15/2024 (C)	1,264	1,438
4.875%, 05/05/2021	500	537
4.350%, 01/08/2027 (C)	850	892
3.750%, 04/25/2022	500	513
3.750%, 04/25/2022 (C)	360	370
3.700%, 01/08/2022 (C)	1,955	2,006
Republic of Paraguay
6.100%, 08/11/2044 (C)	725	790
Republic of Peru
6.550%, 03/14/2037	300	397
5.625%, 11/18/2050	2,460	3,023
Republic of Poland
5.000%, 03/23/2022	380	421
4.000%, 01/22/2024	7,630	8,157
Republic of Slovenia
5.850%, 05/10/2023 (C)	2,750	3,215
5.500%, 10/26/2022 (C)	1,871	2,135
5.250%, 02/18/2024 (C)	4,125	4,709
State of Israel
4.500%, 01/30/2043	895	943
State of Qatar
2.375%, 06/02/2021 (C)	460	460
United Mexican States MTN
5.750%, 10/12/2110	2,077	2,116
5.550%, 01/21/2045	5,566	6,156
4.150%, 03/28/2027	3,080	3,180
4.000%, 10/02/2023	1,859	1,940
3.600%, 01/30/2025	3,190	3,217

Total Sovereign Debt (Cost $152,367) ($ Thousands)		156,396

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%
FHLB
1.875%, 03/13/2020	75	76
1.375%, 11/15/2019	6,040	6,030
FHLMC
1.000%, 07/28/2017	110	110
0.750%, 01/12/2018	250	249
FICO STRIPS, PO
1.386%, 11/02/2018 (B)	3,410	3,340

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
1.315%, 05/11/2018 (B)	$3,620	$3,574
1.302%, 04/06/2018 (B)	1,565	1,548
FNMA
1.965%, 10/09/2019 (B)	27,785	26,645
0.875%, 05/21/2018	250	249
Tennessee Valley Authority
3.875%, 02/15/2021	3,090	3,329
Tennessee Valley Authority Principal STRIPS, PO
3.765%, 11/01/2025 (B)	1,000	792

Total U.S. Government Agency Obligations (Cost $43,642) ($ Thousands)		45,942

MUNICIPAL BONDS — 0.5%

California — 0.2%
California State, Build America Project, GO
7.600%, 11/01/2040	1,215	1,864
6.650%, 03/01/2022	70	82
Los Angeles, Community College District, Build
America Project, GO
6.750%, 08/01/2049	1,620	2,425
Metropolitan Water District of Southern
California, RB
Callable 07/01/2019 @ 100
6.538%, 07/01/2039	125	136
State of California, GO
Callable 03/01/2020 @ 100
7.950%, 03/01/2036	2,750	3,159
University of California, Ser AJ, RB
4.601%, 05/15/2031	3,000	3,339

		11,005

Nevada — 0.0%
Clark County, Airport System Revenue, Build
America Project, Ser C-BUILD, RB
6.820%, 07/01/2045	1,570	2,267

New York — 0.2%
New York City, Build America Project, GO
6.271%, 12/01/2037	55	73
5.047%, 10/01/2024	4,000	4,520
New York City, Build America Project, GO
Callable 12/01/2020 @ 100
6.646%, 12/01/2031	2,000	2,292
New York City, Municipal Water Finance
Authority, Build America Project, RB
5.440%, 06/15/2043	1,000	1,272
New York, State Dormitory Authority, Build
America Project, RB
5.500%, 03/15/2030	2,500	2,979

SEI Institutional Investments Trust / Annual Report / May 31, 2017	151

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Port Authority of New York & New Jersey, RB
4.458%, 10/01/2062	$2,210	$2,375

		13,511

Ohio — 0.0%
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	689	699

Texas — 0.1%
Brazos, Higher Education Authority, Ser 2006-2, Cl A9, RB
1.163%, 12/26/2024 (A)	1,155	1,108

North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	1,544	2,229

		3,337

Virginia — 0.0%
Virginia State, Housing Development Authority, Ser C, RB
6.000%, 06/25/2034	173	186

Total Municipal Bonds (Cost $28,147) ($ Thousands)		31,005

	Shares

CASH EQUIVALENT — 4.3%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**†(E)	245,725,103	245,725

Total Cash Equivalent (Cost $245,725) ($ Thousands)		245,725

Total Investments — 108.9% (Cost $6,203,003) ($ Thousands)		$6,284,272

	Contracts

PURCHASED OPTIONS — 0.0%
July 2017, U.S. 10 Year Future Option Call,
Expires 06/17/2017,
Strike Price $125.50*	184	$190
July 2017, U.S. 10 Year Future Option Call,
Expires 06/17/2017,
Strike Price $126.00*	70	49
July 2017, U.S. 10 Year Future Option Put,
Expires 06/17/2017,
Strike Price $124.50*	70	5
July 2017. U.S. Bond Future Option Call,
Expires 06/17/2017,
Strike Price $150.00*	70	280

Description	Contracts	Market Value ($ Thousands)

PURCHASED OPTIONS (continued)
July 2017. U.S. Bond Future Option Call,
Expires 06/17/2017,
Strike Price $151.00*	46	$144
July 2017. U.S. Bond Future Option Call,
Expires 06/17/2017,
Strike Price $155.00*	46	35

Total Purchased Options (Cost $355) ($ Thousands)		$703

WRITTEN OPTIONS — 0.0%
July 2017, U.S. 10 Year Future Option Call,
Expires 06/17/2017
Strike Price $128.50*	(94)	$(6)
July 2017, U.S. 10 Year Future Option Call,
Expires 06/17/2017
Strike Price $127.50*	(140)	(24)
July 2017, U.S. Bond Future Option Call,
Expires 08/19/2017
Strike Price $160.00*	(69)	(43)
July 2017, U.S. Bond Future Option Put, Expires 06/17/2017
Strike Price $149.00*	(23)	(3)
July 2017, U.S. Bond Future Option Put, Expires 06/17/2017
Strike Price $148.00*	(23)	(2)
September 2017, U.S. 10 Year Future Option
Call, Expires 08/19/2017
Strike Price $129.00*	(188)	(53)
September 2017, U.S. 10 Year Future Option
Call, Expires 08/19/2017
Strike Price $128.00*	(278)	(130)

Total Written Options (Premiums Received $260) ($ Thousands)		$(261)

152	SEI Institutional Investments Trust / Annual Report / May 31, 2017

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	(532)	Jun-2017	$(6)
90-Day Euro$	(100)	Jun-2018	(31)
90-Day Euro$	(482)	Dec-2019	(551)
90-Day Euro$	(325)	Dec-2017	(51)
90-Day Euro$	282	Dec-2018	478
Euro FX Currency Futures	(40)	Jun-2017	(324)
Euro-Bund	(156)	Jun-2017	(173)
U.S. 10-Year Treasury Note	1,434	Sep-2017	630
U.S. 2-Year Treasury Note	284	Sep-2017	19
U.S. 5-Year Treasury Note	2,634	Sep-2017	459
U.S. Long Treasury Bond	(809)	Sep-2017	(1,066)
U.S. Ultra Long Treasury Bond	(634)	Sep-2017	(1,208)
Ultra 10-Year U.S. Treasury Note	(238)	Sep-2017	(212)

			$(2,036)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2017, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
06/26/17-07/20/17	JPY	4,673,526	USD	42,695	$347
06/19/17-08/21/17	JPY	4,970,000	USD	44,530	(538)
07/20/17	GBP	1,828	USD	2,290	(74)
07/20/17	USD	2,071	EUR	1,890	60
07/20/17	EUR	7,766	USD	8,306	(449)
07/20/17	CNY	11,628	USD	1,679	(21)

					$(675)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at May 31, 2017, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(15,750)	$15,414	$(336)
Barclays PLC	(37,865)	37,629	(236)
Citigroup	(16,118)	16,193	75
Goldman Sachs	(29,318)	29,115	(203)
Morgan Stanley	(3,255)	3,280	25

			$(675)

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2017 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
UBS	1.185%	3-Month USD - LIBOR	06/13/2026	19,640	$875
UBS	3-Month USD - LIBOR	1.119%	06/13/2021	19,690	(434)
UBS	1.27%	3-Month USD - LIBOR	05/15/2023	47,232	1,707
UBS	1.90%	3-Month USD - LIBOR	11/30/2022	69,440	(91)
UBS	1.897%	3-Month USD - LIBOR	08/31/2022	45,600	(103)

					$1,954

Percentages	are based on Net Assets of $5,771,305 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2017.
†	Investment in Affiliated Security (see Note 6).
(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2017.
(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $598,244 ($ Thousands), representing 10.4% of the Net Assets of the Fund.
(D)	The rate reported is the effective yield at the time of purchase.
(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts, forwards contracts and swaps.
(F)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2017. The coupon on a step bond changes on a specified date.
(G)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2017 was $602 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.
(H)	Securities considered illiquid. The total value of such securities as of May 31, 2017 was $602 ($ Thousands) and represented 0.0% of the Net Assets of the Fund (Unaudited).
(I)	Securities considered restricted. The total market value of such securities as of May 31, 2017 was $602 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

ABS — Asset-Backed Security

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNY — Chinese Yuan

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO	— General Obligation

SEI Institutional Investments Trust / Annual Report / May 31, 2017	153

SCHEDULE OF INVESTMENTS

May 31, 2017

Core Fixed Income Fund (Concluded)

IO – Interest Only – face amount represents notional amount.

JPY – Japanese Yen

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

MTN – Medium Term Note

NCUA – National Credit Union Association

PLC – Public Limited Company

PO – Principal Only

RB – Revenue Bond

REMIC – Real Estate Mortgage Investment Conduit

Ser – Series

STRIPS – Separately Traded Registered Interest and Principal Securities

TBA – To Be Announced

USD – United States Dollar

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Mortgage-Backed Securities	$–	$1,814,936	$–	$1,814,936
U.S. Treasury Obligations	–	1,742,456	–	1,742,456
Corporate Obligations	–	1,662,552	602	1,663,154
Asset-Backed Securities	–	584,658	–	584,658
Sovereign Debt	–	156,396	–	156,396
U.S. Government Agency
Obligations	–	45,942	–	45,942
Municipal Bonds	–	31,005	–	31,005
Cash Equivalent	245,725	–	–	245,725

Total Investments in Securities	$245,725	$6,037,945	$602	$6,284,272

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$703	$—	$—	$703
Written Options	(261)	—	—	(261)
Futures Contracts *
Unrealized Appreciation	1,586	—	—	1,586
Unrealized Depreciation	(3,622)	—	—	(3,622)
Forwards Contracts *
Unrealized Appreciation	—	407	—	407
Unrealized Depreciation	—	(1,082)	—	(1,082)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	2,582	—	2,582
Unrealized Depreciation	—	(628)	—	(628)

Total Other Financial Instruments	$(1,594)	$1,279	$—	$(315)

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

* Futures contracts, forward contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

154	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SCHEDULE OF INVESTMENTS

May 31, 2017

High Yield Bond Fund

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS —76.0%

Consumer Discretionary —15.5%
1011778 BC ULC
4.250%, 05/15/2024 (A)	$6,766	$6,766
Adelphia Communications (escrow security)
10.250%, 06/15/2011 (B)	125	1
7.875%, 01/15/2009 (B)	250	–
7.750%, 05/01/2009 (B)	75	–
Adelphia Communications (escrow security), Ser B
9.500%, 02/15/2004 (B)	25	–
Adient Global Holdings, Ltd.
4.875%, 08/15/2026 (A)	3,898	3,911
Algeco Scotsman Global Finance
8.500%, 10/15/2018 (A)	2,570	2,403
AMC Entertainment Holdings
5.875%, 11/15/2026 (A)	1,666	1,719
5.750%, 06/15/2025	3,265	3,389
AMC Networks
5.000%, 04/01/2024	2,615	2,654
4.750%, 12/15/2022	3,305	3,392
American Axle & Manufacturing
6.625%, 10/15/2022	685	707
6.500%, 04/01/2027 (A)	955	943
6.250%, 03/15/2021	605	624
6.250%, 04/01/2025 (A)	700	692
American Builders & Contractors Supply (A)
5.750%, 12/15/2023	1,055	1,118
5.625%, 04/15/2021	464	478
Aramark Services
4.750%, 06/01/2026	1,400	1,452

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Argos Merger Sub
7.125%, 03/15/2023 (A)	$2,900	$2,704
Belo
7.750%, 06/01/2027	2,025	2,238
Bon-Ton Department Stores
8.000%, 06/15/2021	13,377	4,949
Boyd Gaming
6.875%, 05/15/2023	1,845	1,997
6.375%, 04/01/2026	2,550	2,783
Brookfield Residential Properties
6.375%, 05/15/2025 (A)	632	656
Burger King Worldwide
6.000%, 04/01/2022 (A)	1,900	1,978
Cablevision Systems
5.875%, 09/15/2022	1,947	2,020
Caesars Entertainment Operating
11.250%, 06/01/2017 (B)	1,619	1,938
9.000%, 02/15/2020 (B)	4,908	6,000
8.500%, 02/15/2020 (B)	1,569	1,914
CBS Radio
7.250%, 11/01/2024 (A)	310	327
CCM Merger
6.000%, 03/15/2022 (A)	1,225	1,265
CCO Holdings LLC
5.875%, 04/01/2024 (A)	1,845	1,982
5.750%, 02/15/2026 (A)	3,220	3,441
5.500%, 05/01/2026 (A)	3,260	3,446
5.375%, 05/01/2025 (A)	5,703	6,038
5.250%, 09/30/2022	350	363
5.125%, 02/15/2023	2,000	2,085
5.125%, 05/01/2023 (A)	710	747
5.125%, 05/01/2027 (A)	6,062	6,210
CEC Entertainment
8.000%, 02/15/2022	1,901	1,996
Cedar Fair
5.375%, 06/01/2024	2,070	2,168
Cengage Learning
9.500%, 06/15/2024 (A)	7,795	6,743
Century Communities
6.875%, 05/15/2022	5,095	5,343
Cinemark USA
4.875%, 06/01/2023	1,420	1,445
Claire’s Stores
9.000%, 03/15/2019 (A)	2,235	1,084
8.875%, 03/15/2019	554	55
Clear Channel Worldwide Holdings
7.625%, 03/15/2020	6,070	6,091
6.500%, 11/15/2022	5,815	5,997
ClubCorp Club Operations
8.250%, 12/15/2023 (A)	3,000	3,276
Cooper-Standard Automotive
5.625%, 11/15/2026 (A)	705	717

SEI Institutional Investments Trust / Annual Report / May 31, 2017	155

SCHEDULE OF INVESTMENTS

May 31, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
CSC Holdings LLC
5.250%, 06/01/2024	$4,073	$4,160
Cumulus Media Holdings
7.750%, 05/01/2019	8,235	2,172
Dana Financing Luxembourg
6.500%, 06/01/2026 (A)	590	633
Dana Holding
6.000%, 09/15/2023	1,650	1,732
5.500%, 12/15/2024	620	645
Diamond Resorts International
10.750%, 09/01/2024 (A)	985	1,044
DISH DBS
7.750%, 07/01/2026	360	423
6.750%, 06/01/2021	920	1,019
5.875%, 07/15/2022	7,319	7,813
5.875%, 11/15/2024	12,126	12,914
5.000%, 03/15/2023	5,920	6,085
Eldorado Resorts
6.000%, 04/01/2025 (A)	2,705	2,844
EMI Music Publishing Group North America Holdings
7.625%, 06/15/2024 (A)	2,053	2,263
ESH Hospitality
5.250%, 05/01/2025 (A)	7,174	7,331
EW Scripps
5.125%, 05/15/2025 (A)	1,290	1,321
Ferrellgas
6.500%, 05/01/2021	1,350	1,310
Fiat Chrysler Automobiles
5.250%, 04/15/2023	775	781
Fontainebleau Las Vegas
10.250%, 06/15/2015 (A)(B)	3,481	–
Goodyear Tire & Rubber
5.125%, 11/15/2023	285	300
5.000%, 05/31/2026	310	319
Gray Television (A)
5.875%, 07/15/2026	2,040	2,071
5.125%, 10/15/2024	4,145	4,145
Group 1 Automotive
5.250%, 12/15/2023 (A)	1,530	1,549
Guitar Center
9.625%, 04/15/2020 (A)	11,371	6,709
Hanesbrands
4.625%, 05/15/2024 (A)	455	455
HD Supply (A)
5.750%, 04/15/2024	845	901
5.250%, 12/15/2021	1,025	1,080
Hillman Group
6.375%, 07/15/2022 (A)	5,310	5,045
Hilton Domestic Operating
4.250%, 09/01/2024 (A)	4,613	4,659

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hilton Grand Vacations Borrower LLC
6.125%, 12/01/2024 (A)	$225	$242
Hilton Worldwide Finance LLC (A)
4.875%, 04/01/2027	200	207
4.625%, 04/01/2025	400	414
iHeartCommunications
12.000%, 08/01/2021	4,917	–
10.625%, 03/15/2023	1,305	963
9.000%, 12/15/2019	1,201	951
9.000%, 03/01/2021	3,920	2,881
9.000%, 09/15/2022	3,846	2,817
iHeartCommunications PIK
14.000%, 02/01/2021	7,022	1,694
IHO Verwaltungs GmbH PIK
4.500%, 09/15/2023 (A)	380	388
Inn of the Mountain Gods Resort &Casino
9.250%, 11/30/2020 (A)(C)	7,723	7,047
International Game Technology (A)
6.500%, 02/15/2025	1,320	1,442
6.250%, 02/15/2022	1,120	1,211
Interval Acquisition
5.625%, 04/15/2023	1,310	1,359
Jack Ohio Finance LLC
6.750%, 11/15/2021 (A)	3,811	3,949
Jacobs Entertainment
7.875%, 02/01/2024 (A)	1,455	1,535
JC Penney
6.375%, 10/15/2036	920	672
5.875%, 07/01/2023 (A)	3,419	3,402
KFC Holding
5.000%, 06/01/2024 (A)	1,150	1,196
L Brands
6.950%, 03/01/2033	1,174	1,137
6.875%, 11/01/2035	1,890	1,838
6.750%, 07/01/2036	3,935	3,788
5.625%, 02/15/2022	1,595	1,695
Landry’s
6.750%, 10/15/2024 (A)	3,518	3,632
Laureate Education
8.250%, 05/01/2025 (A)	4,057	4,270
Lear
5.375%, 03/15/2024	204	217
5.250%, 01/15/2025	810	863
Lee Enterprises
9.500%, 03/15/2022 (A)	2,170	2,257
Liberty Interactive LLC
8.250%, 02/01/2030	2,725	2,919
LIN Television
5.875%, 11/15/2022	1,089	1,139
Lions Gate Entertainment
5.875%, 11/01/2024 (A)	3,482	3,630

156	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Live Nation Entertainment
4.875%, 11/01/2024 (A)	$2,593	$2,625
LTF Merger Sub
8.500%, 06/15/2023 (A)	4,653	4,967
M/I Homes
6.750%, 01/15/2021	1,775	1,864
McClatchy
9.000%, 12/15/2022	3,560	3,702
MGM Resorts International
7.750%, 03/15/2022	3,105	3,641
6.750%, 10/01/2020	350	389
6.000%, 03/15/2023	4,761	5,227
5.250%, 03/31/2020	1,295	1,378
4.625%, 09/01/2026	4,819	4,825
Mohegan Tribal Gaming Authority
7.875%, 10/15/2024 (A)	3,703	3,823
Monitronics International
9.125%, 04/01/2020	9,115	8,705
Neiman Marcus Group LLC
8.000%, 10/15/2021 (A)	500	259
Neiman Marcus Group LLC PIK
8.750%, 10/15/2021 (A)	1,215	589
Netflix
4.375%, 11/15/2026 (A)	1,858	1,860
New Albertsons
8.700%, 05/01/2030	1,005	1,005
8.000%, 05/01/2031	7,373	7,244
7.750%, 06/15/2026	135	134
7.450%, 08/01/2029	3,095	2,979
Nexstar Broadcasting (A)
6.125%, 02/15/2022	1,610	1,695
5.625%, 08/01/2024	3,600	3,627
Nine West Holdings
8.250%, 03/15/2019 (A)	6,845	1,711
PetSmart (A)
8.875%, 06/01/2025	2,014	1,984
5.875%, 06/01/2025	605	607
Pinnacle Entertainment
5.625%, 05/01/2024 (A)	1,100	1,139
PulteGroup
5.000%, 01/15/2027	1,452	1,474
Quebecor Media (escrow security)
0.000%, 11/15/2013 (B)	1,800	2
0.000%, 03/15/2016 (B)	2,175	3
QVC
4.450%, 02/15/2025	1,071	1,061
Radio Systems
8.375%, 11/01/2019 (A)	1,830	1,906
Regal Entertainment Group
5.750%, 03/15/2022	730	763
5.750%, 06/15/2023	395	412

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Rivers Pittsburgh Borrower
6.125%, 08/15/2021 (A)	$298	$302
RSI Home Products
6.500%, 03/15/2023 (A)	1,590	1,677
Sally Holdings LLC
5.750%, 06/01/2022	380	392
5.625%, 12/01/2025	2,900	2,972
Schaeffler Finance
4.750%, 05/15/2023 (A)	865	903
Scientific Games International
7.000%, 01/01/2022 (A)	3,536	3,775
Seminole Tribe
6.535%, 10/01/2020 (A)	895	908
Service International
7.500%, 04/01/2027	2,065	2,421
ServiceMaster LLC
5.125%, 11/15/2024 (A)	1,197	1,241
Silversea Cruise Finance
7.250%, 02/01/2025 (A)	3,910	4,176
Sinclair Television Group
6.125%, 10/01/2022	1,260	1,315
5.875%, 03/15/2026 (A)	365	376
5.625%, 08/01/2024 (A)	4,150	4,269
5.125%, 02/15/2027 (A)	3,421	3,318
Sirius XM Radio (A)
6.000%, 07/15/2024	1,240	1,316
5.750%, 08/01/2021	395	409
5.375%, 04/15/2025	9,415	9,674
5.375%, 07/15/2026	3,190	3,270
4.625%, 05/15/2023	1,100	1,117
Six Flags Entertainment (A)
5.500%, 04/15/2027	1,080	1,112
4.875%, 07/31/2024	5,855	5,892
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (A)	3,665	3,615
Taylor Morrison Communities
5.625%, 03/01/2024 (A)	2,460	2,577
Tegna (A)
5.500%, 09/15/2024	510	528
4.875%, 09/15/2021	565	582
Tempur Sealy International
5.625%, 10/15/2023	1,090	1,123
5.500%, 06/15/2026	825	828
Tenneco
5.000%, 07/15/2026	70	71
TI Group Automotive Systems LLC
8.750%, 07/15/2023 (A)	7,298	7,754
Time
5.750%, 04/15/2022 (A)	965	992
Townsquare Media
6.500%, 04/01/2023 (A)	1,425	1,436

SEI Institutional Investments Trust / Annual Report / May 31, 2017	157

SCHEDULE OF INVESTMENTS

May 31, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Tribune Media
5.875%, 07/15/2022	$5,665	$5,969
UCI International LLC
8.625%, 02/15/2019 (B)	1,645	82
Univision Communications
5.125%, 02/15/2025 (A)	9,083	8,969
Urban One (A)
9.250%, 02/15/2020	7,654	7,329
7.375%, 04/15/2022	7,646	7,875
Viking Cruises (A)
8.500%, 10/15/2022	3,000	3,143
6.250%, 05/15/2025	2,320	2,250
Vista Outdoor
5.875%, 10/01/2023	1,830	1,851
VTR Finance
6.875%, 01/15/2024 (A)	2,365	2,516
WMG Acquisition
5.625%, 04/15/2022 (A)	495	515
Wynn Las Vegas LLC (A)
5.500%, 03/01/2025	3,270	3,458
5.250%, 05/15/2027	1,165	1,197
Yum! Brands
6.875%, 11/15/2037	3,470	3,661
5.350%, 11/01/2043	180	159
ZF North America Capital (A)
4.750%, 04/29/2025	1,395	1,468
4.500%, 04/29/2022	795	836

		454,942

Consumer Staples — 4.1%
AdvancePierre Foods Holdings
5.500%, 12/15/2024 (A)	200	225
Albertsons LLC (A)
6.625%, 06/15/2024	1,655	1,713
5.750%, 03/15/2025	3,676	3,658
AMN Healthcare
5.125%, 10/01/2024 (A)	3,995	4,055
Ashtead Capital (A)
6.500%, 07/15/2022	3,990	4,135
5.625%, 10/01/2024	390	417
B&G Foods
5.250%, 04/01/2025	2,225	2,303
Bumble Bee Holdco PIK
9.625%, 03/15/2018 (A)	3,022	2,962
Central Garden & Pet
6.125%, 11/15/2023	745	797
Ceridian HCM Holding
11.000%, 03/15/2021 (A)	1,022	1,076
Clearwater Seafoods
6.875%, 05/01/2025 (A)	1,550	1,620
Cott Beverages
5.375%, 07/01/2022	1,730	1,797

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cott Holdings
5.500%, 04/01/2025 (A)	$1,445	$1,479
CVS Health
5.000%, 12/01/2024	800	887
Energizer Holdings
5.500%, 06/15/2025 (A)	1,170	1,236
Fresenius Medical Care US Finance II
4.750%, 10/15/2024 (A)	800	844
Fresh Market
9.750%, 05/01/2023 (A)	1,730	1,460
Global A&T Electronics
10.000%, 02/01/2019 (A)(B)	415	304
Harland Clarke Holdings
9.250%, 03/01/2021 (A)	5,091	4,976
Herc Rentals (A)
7.750%, 06/01/2024	1,102	1,176
7.500%, 06/01/2022	648	689
High Ridge Brands
8.875%, 03/15/2025 (A)	385	379
HRG Group
7.750%, 01/15/2022	2,546	2,694
KeHE Distributors LLC
7.625%, 08/15/2021 (A)	1,900	1,909
Lamb Weston Holdings (A)
4.875%, 11/01/2026	1,796	1,841
4.625%, 11/01/2024	1,796	1,841
Ortho-Clinical Diagnostics
6.625%, 05/15/2022 (A)	5,950	5,667
Post Holdings (A)
5.500%, 03/01/2025	515	539
5.000%, 08/15/2026	4,957	4,988
Prime Security Services Borrower LLC
9.250%, 05/15/2023 (A)	14,348	15,687
Ritchie Bros Auctioneers
5.375%, 01/15/2025 (A)	615	637
Rite Aid
7.700%, 02/15/2027	3,225	3,418
6.875%, 12/15/2028 (A)	210	214
6.125%, 04/01/2023 (A)	6,457	6,414
Spectrum Brands
6.625%, 11/15/2022	1,115	1,173
6.125%, 12/15/2024	1,930	2,046
5.750%, 07/15/2025	880	935
Sterigenics-Nordion Holdings LLC
6.500%, 05/15/2023 (A)	2,300	2,369
SuperValu
6.750%, 06/01/2021	3,500	3,574
Syniverse Foreign Holdings
9.125%, 01/15/2022 (A)	2,164	2,164
Team Health Holdings
6.375%, 02/01/2025 (A)	4,065	3,948

158	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TreeHouse Foods
6.000%, 02/15/2024 (A)	$945	$1,009
Valeant Pharmaceuticals International (A)
7.000%, 03/15/2024	5,200	5,499
6.500%, 03/15/2022	6,942	7,288
6.125%, 04/15/2025	9,610	7,736

		121,778

Energy — 10.0%
Alta Mesa Holdings
7.875%, 12/15/2024 (A)	3,471	3,636
American Greetings
7.875%, 02/15/2025 (A)	145	154
Antero Midstream Partners
5.375%, 09/15/2024 (A)	525	537
Antero Resources
5.625%, 06/01/2023	500	512
5.125%, 12/01/2022	760	769
Archrock Partners
6.000%, 04/01/2021	525	526
Atwood Oceanics
6.500%, 02/01/2020	1,908	1,913
Blue Racer Midstream LLC
6.125%, 11/15/2022 (A)	9,315	9,571
Calfrac Holdings
7.500%, 12/01/2020 (A)	5,809	5,170
California Resources
8.000%, 12/15/2022 (A)	4,910	3,676
Carrizo Oil & Gas
7.500%, 09/15/2020	400	409
6.250%, 04/15/2023	575	559
CHC Group LLC
0.000%, 10/01/2020 (D)(E)	200	320
Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/2025	3,281	3,523
5.125%, 06/30/2027 (A)	3,398	3,445
Chesapeake Energy (A)
8.000%, 12/15/2022	3,885	4,201
8.000%, 01/15/2025	5,223	5,197
8.000%, 06/15/2027	1,085	1,063
Cloud Peak Energy Resources LLC
12.000%, 11/01/2021	1,027	1,084
Concho Resources
5.500%, 10/01/2022	90	93
5.500%, 04/01/2023	1,465	1,514
Consol Energy
5.875%, 04/15/2022	5,364	5,290
Continental Resources
5.000%, 09/15/2022	1,380	1,382
4.500%, 04/15/2023	6,677	6,527
Covey Park Energy LLC
7.500%, 05/15/2025 (A)	300	308

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Crestwood Midstream Partners
6.250%, 04/01/2023	$555	$576
5.750%, 04/01/2025 (A)	5,875	6,007
CSI Compressco
7.250%, 08/15/2022	215	206
DCP Midstream Operating
5.850%, 05/21/2043 (A)(F)	967	904
Delek Logistics Partners
6.750%, 05/15/2025 (A)	1,462	1,484
Denbury Resources
9.000%, 05/15/2021 (A)	935	958
5.500%, 05/01/2022	435	316
4.625%, 07/15/2023	1,573	1,050
Endeavor Energy Resources
7.000%, 08/15/2021 (A)	2,148	2,223
Energy Transfer Equity
7.500%, 10/15/2020	341	381
5.875%, 01/15/2024	2,435	2,599
EnLink Midstream Partners
5.050%, 04/01/2045	2,303	2,234
4.400%, 04/01/2024	805	832
Ensco
8.000%, 01/31/2024	1,700	1,674
5.750%, 10/01/2044	4,405	3,130
EP Energy LLC
9.375%, 05/01/2020	963	881
8.000%, 11/29/2024 (A)	645	666
8.000%, 02/15/2025 (A)	1,981	1,694
7.750%, 09/01/2022	375	300
Exterran Energy Solutions
8.125%, 05/01/2025 (A)	867	900
Extraction Oil & Gas Holdings LLC
7.875%, 07/15/2021 (A)	3,255	3,401
Foresight Energy LLC
11.500%, 04/01/2023 (A)	284	270
FTS International
8.631%, 06/15/2020 (A)(F)	1,613	1,641
6.250%, 05/01/2022	8,178	7,197
Genesis Energy
6.750%, 08/01/2022	3,531	3,641
6.000%, 05/15/2023	2,294	2,283
5.625%, 06/15/2024	900	875
Gibson Energy
6.750%, 07/15/2021 (A)	1,221	1,267
Gulfport Energy
6.000%, 10/15/2024 (A)	1,425	1,397
Halcon Resources
6.750%, 02/15/2025 (A)	5,130	4,784
Hilcorp Energy I
5.750%, 10/01/2025 (A)	2,950	2,891
IronGate Energy Services LLC
11.000%, 07/01/2018 (A)(B)	500	175

SEI Institutional Investments Trust / Annual Report / May 31, 2017	159

SCHEDULE OF INVESTMENTS

May 31, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Jones Energy Holdings LLC
9.250%, 03/15/2023	$3,733	$3,350
Jupiter Resources
8.500%, 10/01/2022 (A)	6,610	5,205
KCA Deutag UK Finance
9.875%, 04/01/2022 (A)	1,415	1,456
Laredo Petroleum
7.375%, 05/01/2022	3,872	3,988
5.625%, 01/15/2022	145	142
McDermott International
8.000%, 05/01/2021 (A)	3,645	3,763
MEG Energy (A)
7.000%, 03/31/2024	2,260	1,955
6.500%, 01/15/2025	5,155	5,039
6.375%, 01/30/2023	5,275	4,523
Midstates Petroleum (escrow security)
10.750%, 10/15/2020	3,459	–
10.000%, 06/01/2020	1,250	–
9.250%, 06/01/2021	485	–
MPLX
5.500%, 02/15/2023	970	1,002
4.875%, 12/01/2024	355	381
Murphy Oil
6.875%, 08/15/2024	600	629
Murray Energy
11.250%, 04/15/2021 (A)	2,996	2,292
Nabors Industries
5.500%, 01/15/2023 (A)	460	455
Newfield Exploration
5.750%, 01/30/2022	985	1,049
5.625%, 07/01/2024	1,325	1,405
5.375%, 01/01/2026	1,385	1,447
NGL Energy Partners (A)
7.500%, 11/01/2023	4,280	4,333
6.125%, 03/01/2025	2,005	1,890
Noble Holding International
7.750%, 01/15/2024	9,500	8,381
5.750%, 03/16/2018	3,260	3,317
Northern Oil and Gas
8.000%, 06/01/2020	1,365	1,079
NuStar Logistics
5.625%, 04/28/2027	822	859
Oasis Petroleum
6.875%, 03/15/2022	1,145	1,158
6.875%, 01/15/2023	1,315	1,327
6.500%, 11/01/2021	415	421
Parker Drilling
6.750%, 07/15/2022	5,995	5,156
Parsley Energy LLC (A)
5.375%, 01/15/2025	3,305	3,346
5.250%, 08/15/2025	1,175	1,184

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
PBF Holding LLC
7.000%, 11/15/2023	$1,073	$1,076
PDC Energy
7.750%, 10/15/2022	1,000	1,046
6.125%, 09/15/2024 (A)	357	365
Peabody Energy (A)
6.375%, 03/31/2025	1,718	1,718
6.000%, 03/31/2022	1,598	1,606
Permian Resources LLC
8.000%, 06/15/2020 (A)	2,628	2,661
Precision Drilling
7.750%, 12/15/2023 (A)	488	504
Pride International
7.875%, 08/15/2040	430	389
Range Resources
5.000%, 08/15/2022 (A)	155	152
5.000%, 03/15/2023 (A)	40	39
4.875%, 05/15/2025	415	395
Regency Energy Partners
5.500%, 04/15/2023	550	567
Rowan
7.375%, 06/15/2025	4,028	3,948
5.850%, 01/15/2044	3,809	3,009
RSP Permian
6.625%, 10/01/2022	340	359
5.250%, 01/15/2025 (A)	260	263
Sabine Pass Liquefaction LLC
6.250%, 03/15/2022	1,385	1,571
5.875%, 06/30/2026	320	361
5.750%, 05/15/2024	3,515	3,937
5.625%, 04/15/2023	1,070	1,194
Sanchez Energy
7.750%, 06/15/2021	255	240
6.125%, 01/15/2023	635	559
SandRidge Energy (escrow security)
8.750%, 01/15/2020	280	–
8.125%, 10/15/2022	2,535	–
7.500%, 02/15/2023	4,790	–
SemGroup
5.625%, 07/15/2022	5,980	6,010
5.625%, 11/15/2023	2,085	2,076
SESI LLC
7.125%, 12/15/2021	6,912	6,895
Seventy Seven Energy
6.500%, 07/15/2022 (B)	395	–
Seventy Seven Operating LLC
6.625%, 11/15/2019 (B)	2,787	–
SM Energy
6.500%, 01/01/2023	425	419
6.125%, 11/15/2022	1,128	1,116
5.625%, 06/01/2025	405	380

160	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southwestern Energy
6.700%, 01/23/2025	$4,580	$4,523
4.100%, 03/15/2022	630	583
Summit Midstream Holdings LLC
5.750%, 04/15/2025	5,670	5,812
5.500%, 08/15/2022	2,330	2,376
Targa Resources Partners
6.750%, 03/15/2024	3,320	3,602
5.250%, 05/01/2023	1,000	1,031
5.125%, 02/01/2025 (A)	250	259
4.250%, 11/15/2023	350	347
Tesoro Logistics
6.375%, 05/01/2024	465	506
6.250%, 10/15/2022	355	380
6.125%, 10/15/2021	540	563
5.875%, 10/01/2020	969	993
5.250%, 01/15/2025	395	418
Transocean
9.100%, 12/15/2041	1,150	1,058
9.000%, 07/15/2023 (A)	3,300	3,449
7.500%, 04/15/2031	2,864	2,434
5.800%, 10/15/2022	6,630	6,199
Tullow Oil (A)
6.250%, 04/15/2022	1,342	1,258
6.000%, 11/01/2020	722	700
Weatherford International
9.875%, 02/15/2024 (A)	190	214
8.250%, 06/15/2023	3,509	3,719
6.750%, 09/15/2040	445	414
5.950%, 04/15/2042	3,865	3,314
Western Refining Logistics
7.500%, 02/15/2023	1,565	1,690
Whiting Petroleum
6.250%, 04/01/2023	5,302	5,276
5.750%, 03/15/2021	1,875	1,839
WildHorse Resource Development
6.875%, 02/01/2025 (A)	2,495	2,420
Williams
7.500%, 01/15/2031	260	308
4.550%, 06/24/2024	1,193	1,226
WPX Energy
8.250%, 08/01/2023	1,090	1,193
7.500%, 08/01/2020	1,311	1,383
6.000%, 01/15/2022	795	803
5.250%, 09/15/2024	1,471	1,427

		295,320

Financials — 4.8%
Ally Financial
5.750%, 11/20/2025	3,225	3,350
5.125%, 09/30/2024	3,325	3,452
4.625%, 05/19/2022	1,150	1,183

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.625%, 03/30/2025	$1,540	$1,544
4.250%, 04/15/2021	710	732
4.125%, 03/30/2020	900	930
3.500%, 01/27/2019	995	1,008
ASP AMC Merger Sub
8.000%, 05/15/2025 (A)	3,968	3,889
Aventine (escrow security)
0.000%, 10/15/2049 (B)	2,600	–
Bank of America (F)
8.000%, 12/29/2049	2,945	3,041
6.500%, 12/31/2049	3,435	3,800
5.125%, 12/31/2049	1,947	1,971
BCD Acquisition
9.625%, 09/15/2023 (A)	3,360	3,595
Care Capital Properties
5.125%, 08/15/2026	1,311	1,325
CIT Group
5.500%, 02/15/2019 (A)	559	590
Citigroup (F)
6.250%, 12/29/2049	1,235	1,348
5.950%, 12/29/2049	1,950	2,046
5.950%, 12/31/2049	85	89
5.875%, 12/29/2049	515	537
5.800%, 11/29/2049	480	499
City National Bank
9.000%, 08/12/2019	4,062	4,585
CNG Holdings
9.375%, 05/15/2020 (A)	2,365	2,058
Credit Acceptance
7.375%, 03/15/2023	5,395	5,462
6.125%, 02/15/2021	335	338
Credit Suisse Group
7.500%, 12/11/2048 (A)(F)	1,365	1,525
CTR Partnership
5.250%, 06/01/2025	3,760	3,807
FBM Finance
8.250%, 08/15/2021 (A)	1,040	1,118
HUB International
7.875%, 10/01/2021 (A)	6,495	6,787
Infinity Acquisition LLC
7.250%, 08/01/2022 (A)	885	850
James Hardie International Finance
5.875%, 02/15/2023 (A)	2,515	2,647
JPMorgan Chase (F)
7.900%, 04/29/2049	1,967	2,041
6.750%, 08/29/2049	3,515	3,981
6.000%, 12/29/2049	3,065	3,259
5.150%, 12/29/2049	395	402
Lloyds Banking Group
7.500%, 12/01/2099 (F)	3,250	3,575
LPL Holdings
5.750%, 09/15/2025 (A)	5,786	5,974

SEI Institutional Investments Trust / Annual Report / May 31, 2017	161

SCHEDULE OF INVESTMENTS

May 31, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Mattamy Group
6.500%, 11/15/2020 (A)	$1,635	$1,672
MGIC Investment
5.750%, 08/15/2023	3,025	3,252
MGM Growth Properties Operating Partnership
5.625%, 05/01/2024	4,705	5,076
4.500%, 09/01/2026	5,125	5,125
Millennium (escrow security)
7.625%, 11/15/2026 (B)	200	–
MSCI (A)
5.750%, 08/15/2025	918	995
5.250%, 11/15/2024	1,670	1,763
4.750%, 08/01/2026	1,270	1,305
National Life Insurance
10.500%, 09/15/2039 (A)	1,100	1,791
Nationstar Mortgage LLC
6.500%, 07/01/2021	1,000	1,021
6.500%, 06/01/2022	1,982	2,014
Navient
7.250%, 09/25/2023	3,267	3,433
6.750%, 06/25/2025	1,455	1,462
6.625%, 07/26/2021	6,715	7,137
Opal Acquisition
8.875%, 12/15/2021 (A)	2,480	2,244
Popular
7.000%, 07/01/2019	2,718	2,847
Royal Bank of Scotland Group
8.000%, 12/29/2049 (F)	2,020	2,209
5.125%, 05/28/2024	780	818
Springleaf Finance
7.750%, 10/01/2021	3,460	3,767
6.125%, 05/15/2022	1,461	1,509
Starwood Property Trust
5.000%, 12/15/2021 (A)	2,325	2,424
Voya Financial
5.650%, 05/15/2053 (F)	2,050	2,152
Wells Fargo
7.980%, 03/29/2049 (F)	1,950	2,025
York Risk Services Holding
8.500%, 10/01/2022 (A)	2,000	1,920

		141,299

Health Care — 7.8%
21st Century Oncology
11.000%, 05/01/2023 (A)(B)	890	489
Acadia Healthcare
6.125%, 03/15/2021	1,100	1,133
5.125%, 07/01/2022	2,080	2,122
Alere
6.500%, 06/15/2020	230	234
6.375%, 07/01/2023 (A)	2,770	2,995

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Aurora Diagnostics Holdings LLC
12.250%, 01/15/2020	$7,670	$6,865
BioScrip
8.875%, 02/15/2021	5,639	4,737
Centene
6.125%, 02/15/2024	985	1,070
4.750%, 05/15/2022	2,823	2,944
4.750%, 01/15/2025	7,465	7,708
CHS
8.000%, 11/15/2019	2,791	2,805
6.875%, 02/01/2022	2,555	2,271
6.250%, 03/31/2023	2,744	2,845
Concordia International
9.000%, 04/01/2022 (A)	353	263
DaVita
5.125%, 07/15/2024	4,405	4,482
5.000%, 05/01/2025	5,768	5,732
DJO Finco
8.125%, 06/15/2021 (A)	7,451	6,929
Endo (A)
6.000%, 07/15/2023	1,145	1,055
5.875%, 10/15/2024	2,742	2,834
Envision Healthcare
6.250%, 12/01/2024 (A)	3,628	3,882
5.625%, 07/15/2022	3,710	3,872
HCA
7.500%, 02/15/2022	5,620	6,477
5.875%, 05/01/2023	5,105	5,574
5.875%, 02/15/2026	4,435	4,817
5.375%, 02/01/2025	14,166	14,892
5.250%, 04/15/2025	8,378	9,148
5.250%, 06/15/2026	2,210	2,401
HealthSouth
5.750%, 11/01/2024	855	883
5.750%, 09/15/2025	1,571	1,634
5.125%, 03/15/2023	620	632
Hill-Rom Holdings (A)
5.750%, 09/01/2023	4,265	4,500
5.000%, 02/15/2025	165	169
Hologic
5.250%, 07/15/2022 (A)	980	1,029
IASIS Healthcare LLC
8.375%, 05/15/2019	1,400	1,417
inVentiv Group Holdings
7.500%, 10/01/2024 (A)	1,135	1,236
Kindred Healthcare
8.750%, 01/15/2023	1,675	1,750
8.000%, 01/15/2020	1,895	1,984
6.375%, 04/15/2022	5,620	5,480
Kinetic Concepts
7.875%, 02/15/2021 (A)	1,145	1,219

162	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Mallinckrodt International Finance
5.750%, 08/01/2022 (A)	$285	$282
5.625%, 10/15/2023 (A)	725	696
5.500%, 04/15/2025 (A)	2,694	2,472
4.750%, 04/15/2023	4,285	3,792
Molina Healthcare
5.375%, 11/15/2022	5,163	5,479
4.875%, 06/15/2025 (A)	1,979	1,994
MPH Acquisition Holdings LLC
7.125%, 06/01/2024 (A)	1,724	1,842
Quintiles IMS
4.875%, 05/15/2023 (A)	2,680	2,754
RegionalCare Hospital Partners Holdings
8.250%, 05/01/2023 (A)	3,592	3,843
Select Medical
6.375%, 06/01/2021	7,690	7,863
Tenet Healthcare
8.125%, 04/01/2022	9,605	10,133
8.000%, 08/01/2020	1,810	1,842
7.500%, 01/01/2022 (A)	1,180	1,284
6.750%, 06/15/2023	10,125	10,073
6.000%, 10/01/2020	550	589
5.500%, 03/01/2019	2,704	2,772
4.631%, 06/15/2020 (F)	733	738
4.500%, 04/01/2021	755	775
Valeant Pharmaceuticals International (A)
7.250%, 07/15/2022	2,095	1,859
7.000%, 10/01/2020	400	382
6.750%, 08/15/2021	1,985	1,777
5.875%, 05/15/2023	3,545	2,887
5.500%, 03/01/2023	3,605	2,912
5.375%, 03/15/2020	5,745	5,350
Valeant Pharmaceuticals International (escrow security) (A)
7.500%, 07/15/2021	16,090	14,913
6.750%, 08/15/2018	233	235
Vizient
10.375%, 03/01/2024 (A)	1,387	1,599
WellCare Health Plans
5.250%, 04/01/2025	6,652	7,010

		230,656

Industrials — 7.5%
ACCO Brands
5.250%, 12/15/2024 (A)	490	506
Actuant
5.625%, 06/15/2022	4,174	4,299
ADT
4.125%, 06/15/2023	250	248
3.500%, 07/15/2022	1,290	1,261
AECOM
5.875%, 10/15/2024	445	477

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.750%, 10/15/2022	$175	$184
Air Medical Group Holdings
6.375%, 05/15/2023 (A)	5,244	5,008
Aircastle
7.625%, 04/15/2020	720	816
5.000%, 04/01/2023	370	395
Allegion
5.875%, 09/15/2023	175	189
Allegion US Holding
5.750%, 10/01/2021	255	265
Allison Transmission
5.000%, 10/01/2024 (A)	4,094	4,176
Apex Tool Group LLC
7.000%, 02/01/2021 (A)	1,715	1,588
Arconic
5.900%, 02/01/2027	295	322
ARD Finance PIK
7.125%, 09/15/2023	2,836	2,957
Ardagh Packaging Finance (A)
7.250%, 05/15/2024	6,856	7,482
6.000%, 02/15/2025	3,520	3,669
Avis Budget Car Rental LLC
6.375%, 04/01/2024 (A)	1,675	1,650
5.500%, 04/01/2023	4,944	4,845
Beacon Roofing Supply
6.375%, 10/01/2023	774	836
BMC East LLC
5.500%, 10/01/2024 (A)	2,195	2,294
Bombardier (A)
7.500%, 03/15/2025	1,605	1,660
6.000%, 10/15/2022	7,200	7,205
Builders FirstSource
5.625%, 09/01/2024 (A)	4,735	4,913
Cenveo (A)
8.500%, 09/15/2022	8,000	4,840
6.000%, 08/01/2019	4,160	3,536
CEVA Group
7.000%, 03/01/2021 (A)	950	860
Clean Harbors
5.250%, 08/01/2020	1,035	1,052
5.125%, 06/01/2021	380	389
Cloud Crane LLC
10.125%, 08/01/2024 (A)	944	1,027
CNH Industrial Capital LLC
4.875%, 04/01/2021	1,060	1,126
4.375%, 11/06/2020	815	851
4.375%, 04/05/2022	585	605
FGI Operating LLC
7.875%, 05/01/2020	1,590	1,049
Flex Acquisition
6.875%, 01/15/2025 (A)	1,459	1,528

SEI Institutional Investments Trust / Annual Report / May 31, 2017	163

SCHEDULE OF INVESTMENTS

May 31, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Florida East Coast Holdings
6.750%, 05/01/2019 (A)	$2,955	$3,044
Fortress Transportation & Infrastructure Investors LLC
6.750%, 03/15/2022 (A)	3,225	3,241
Gates Global LLC
6.000%, 07/15/2022 (A)	1,295	1,319
GCP Applied Technologies
9.500%, 02/01/2023 (A)	720	821
General Cable
5.750%, 10/01/2022	1,535	1,512
Great Lakes Dredge & Dock
8.000%, 05/15/2022 (A)	515	523
Grinding Media
7.375%, 12/15/2023 (A)	748	807
H&E Equipment Services
7.000%, 09/01/2022	1,145	1,197
Hertz
7.625%, 06/01/2022 (A)	5,317	5,317
7.375%, 01/15/2021	610	575
6.250%, 10/15/2022	2,015	1,738
5.875%, 10/15/2020	1,950	1,848
5.500%, 10/15/2024 (A)	2,080	1,669
Icahn Enterprises
6.750%, 02/01/2024	1,630	1,703
6.250%, 02/01/2022	2,590	2,697
6.000%, 08/01/2020	3,400	3,489
5.875%, 02/01/2022	3,813	3,904
Jack Cooper Holdings
9.250%, 06/01/2020	1,510	536
KAR Auction Services
5.125%, 06/01/2025 (A)	4,142	4,225
KLX
5.875%, 12/01/2022 (A)	1,370	1,445
Kratos Defense & Security Solutions
7.000%, 05/15/2019	1,037	1,060
Masonite International
5.625%, 03/15/2023 (A)	1,850	1,942
New Enterprise Stone & Lime
10.125%, 04/01/2022 (A)	2,100	2,226
Nielsen Finance LLC
5.000%, 04/15/2022 (A)	6,844	7,041
Nielsen Luxembourg (A)
5.500%, 10/01/2021	300	310
5.000%, 02/01/2025	6,500	6,630
Novelis (A)
6.250%, 08/15/2024	360	380
5.875%, 09/30/2026	1,835	1,899
Oshkosh
5.375%, 03/01/2022	575	599
5.375%, 03/01/2025	480	501

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
PaperWorks Industries
9.500%, 08/15/2019 (A)	$3,846	$2,971
Park Aerospace Holdings (A)
5.500%, 02/15/2024	1,210	1,274
5.250%, 08/15/2022	2,140	2,246
Reynolds Group Issuer
7.000%, 07/15/2024 (A)	1,270	1,367
6.875%, 02/15/2021	146	149
5.750%, 10/15/2020	1,495	1,535
RR Donnelley & Sons
7.625%, 06/15/2020	1,297	1,440
6.000%, 04/01/2024	5,945	5,826
Sensata Technologies (A)
5.000%, 10/01/2025	2,980	3,094
4.875%, 10/15/2023	1,400	1,424
Sensata Technologies UK Financing
6.250%, 02/15/2026 (A)	3,030	3,303
SPX FLOW (A)
5.875%, 08/15/2026	1,097	1,133
5.625%, 08/15/2024	2,107	2,160
Standard Industries (A)
6.000%, 10/15/2025	2,031	2,194
5.500%, 02/15/2023	245	258
StandardAero Aviation Holdings
10.000%, 07/15/2023 (A)	6,825	7,525
Summit Materials LLC
6.125%, 07/15/2023	3,855	4,029
5.125%, 06/01/2025 (A)	890	901
Terex
5.625%, 02/01/2025 (A)	490	502
TransDigm
6.500%, 07/15/2024	915	951
6.500%, 05/15/2025 (A)	2,560	2,650
6.375%, 06/15/2026	929	952
Triumph Group
4.875%, 04/01/2021	1,345	1,345
Tutor Perini
6.875%, 05/01/2025 (A)	4,370	4,572
United Rentals North America
7.625%, 04/15/2022	229	239
6.125%, 06/15/2023	1,020	1,077
5.875%, 09/15/2026	3,065	3,249
5.750%, 11/15/2024	2,780	2,940
5.500%, 07/15/2025	805	848
5.500%, 05/15/2027	620	637
USG
4.875%, 06/01/2027 (A)	2,465	2,490
Vertiv Group
9.250%, 10/15/2024 (A)	126	136
Welbilt
9.500%, 02/15/2024	555	644

164	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
West
5.375%, 07/15/2022 (A)	$1,150	$1,171
Xerium Technologies
9.500%, 08/15/2021	6,770	7,142
XPO Logistics (A)
6.500%, 06/15/2022	1,240	1,316
6.125%, 09/01/2023	1,050	1,108
Zekelman Industries
9.875%, 06/15/2023 (A)	3,620	4,091

		219,195

Information Technology — 5.9%
ACI Worldwide
6.375%, 08/15/2020 (A)	830	851
Alliance Data Systems
5.375%, 08/01/2022 (A)	1,542	1,561
Alliance Data Systems MTN
5.875%, 11/01/2021 (A)	1,778	1,840
Amkor Technology
6.625%, 06/01/2021	1,215	1,238
6.375%, 10/01/2022	1,685	1,756
Anixter
5.500%, 03/01/2023	1,080	1,148
Bankrate
6.125%, 08/15/2018 (A)	3,170	3,194
Belden
5.500%, 09/01/2022 (A)	1,425	1,468
BMC Software Finance
8.125%, 07/15/2021 (A)	5,841	5,965
Booz Allen Hamilton
5.125%, 05/01/2025 (A)	1,585	1,621
Cardtronics
5.500%, 05/01/2025 (A)	1,350	1,384
5.125%, 08/01/2022	3,676	3,731
CDK Global
4.875%, 06/01/2027 (A)	220	222
CDW LLC
5.500%, 12/01/2024	1,650	1,782
5.000%, 09/01/2023	2,250	2,323
5.000%, 09/01/2025	1,340	1,380
Cimpress
7.000%, 04/01/2022 (A)	1,078	1,113
CommScope Technologies Finance LLC
6.000%, 06/15/2025 (A)	2,725	2,896
Dell International LLC (A)
8.350%, 07/15/2046	2,550	3,275
8.100%, 07/15/2036	2,775	3,494
7.125%, 06/15/2024	8,362	9,319
6.020%, 06/15/2026	5,160	5,696
5.875%, 06/15/2021	340	359
5.450%, 06/15/2023	1,350	1,466

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Donnelley Financial Solutions
8.250%, 10/15/2024	$1,871	$1,965
Entegris
6.000%, 04/01/2022 (A)	4,015	4,186
First Data (A)
7.000%, 12/01/2023	4,064	4,389
5.750%, 01/15/2024	6,400	6,760
5.375%, 08/15/2023	2,931	3,078
5.000%, 01/15/2024	2,115	2,190
Gartner
5.125%, 04/01/2025 (A)	1,921	2,007
Genesys Telecommunications Laboratories
10.000%, 11/30/2024 (A)	4,129	4,624
Hughes Satellite Systems
6.625%, 08/01/2026	200	212
5.250%, 08/01/2026	2,360	2,428
Infor Software Parent LLC PIK
7.125%, 05/01/2021 (A)	1,665	1,719
Infor US
6.500%, 05/15/2022	3,155	3,285
Informatica LLC
7.125%, 07/15/2023 (A)	1,330	1,340
MagnaChip Semiconductor
6.625%, 07/15/2021	1,170	1,073
5.000%, 03/01/2021 (A)	500	623
Micron Technology
7.500%, 09/15/2023	2,530	2,827
5.250%, 08/01/2023 (A)	3,935	4,043
5.250%, 01/15/2024 (A)	1,940	1,998
Microsemi
9.125%, 04/15/2023 (A)	576	664
NCR
5.000%, 07/15/2022	3,936	4,020
NeuStar
4.500%, 01/15/2023	2,365	2,427
Nuance Communications
5.625%, 12/15/2026 (A)	2,805	2,952
NXP (A)
5.750%, 03/15/2023	905	958
4.625%, 06/01/2023	1,265	1,366
Open Text
5.875%, 06/01/2026 (A)	2,358	2,525
Plantronics
5.500%, 05/31/2023 (A)	4,783	4,962
Quintiles IMS
5.000%, 10/15/2026 (A)	7,728	7,977
Rackspace
8.625%, 11/15/2024 (A)	1,220	1,300
Riverbed Technology
8.875%, 03/01/2023 (A)	1,530	1,534
RP Crown Parent LLC
7.375%, 10/15/2024 (A)	415	431

SEI Institutional Investments Trust / Annual Report / May 31, 2017	165

SCHEDULE OF INVESTMENTS

May 31, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sabre Global (A)
5.375%, 04/15/2023	$895	$939
5.250%, 11/15/2023	7,488	7,787
Sensata Technologies
5.625%, 11/01/2024 (A)	200	215
Solera LLC
10.500%, 03/01/2024 (A)	1,400	1,603
Symantec
5.000%, 04/15/2025 (A)	4,840	5,022
Unisys
10.750%, 04/15/2022 (A)	5,120	5,376
VeriSign
4.625%, 05/01/2023	2,500	2,566
Veritas US
7.500%, 02/01/2023 (A)	405	433
Western Digital
10.500%, 04/01/2024	2,736	3,207
7.375%, 04/01/2023 (A)	1,610	1,762
WEX
4.750%, 02/01/2023 (A)	2,036	2,026
Zebra Technologies
7.250%, 10/15/2022	2,260	2,426

		172,307

Materials — 6.0%
AK Steel
7.500%, 07/15/2023	1,850	2,000
Alcoa Nederland Holding (A)
7.000%, 09/30/2026	756	828
6.750%, 09/30/2024	977	1,055
Aleris International
9.500%, 04/01/2021 (A)	2,776	2,901
7.875%, 11/01/2020	452	445
Allegheny Technologies
9.375%, 06/01/2019	2,155	2,345
7.875%, 08/15/2023	2,700	2,794
Alpha 3 BV
6.250%, 02/01/2025 (A)	6,400	6,528
Ashland LLC
4.750%, 08/15/2022	2,280	2,374
Axalta Coating Systems LLC
4.875%, 08/15/2024 (A)	275	282
Ball
5.250%, 07/01/2025	4,774	5,187
Berry Plastics
6.000%, 10/15/2022	265	283
Blue Cube Spinco
10.000%, 10/15/2025	1,295	1,606
9.750%, 10/15/2023	5,115	6,240
BlueScope Steel Finance
6.500%, 05/15/2021 (A)	940	995

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Boart Longyear Management (A)
10.000%, 10/01/2018	$2,500	$1,937
7.000%, 04/01/2021	4,040	788
Boise Cascade
5.625%, 09/01/2024 (A)	747	775
CF Industries
5.150%, 03/15/2034	580	537
3.450%, 06/01/2023	2,504	2,344
Chemours
6.625%, 05/15/2023	1,530	1,633
5.375%, 05/15/2027	923	960
Cliffs Natural Resources
8.250%, 03/31/2020 (A)	3,067	3,374
Compass Minerals International
4.875%, 07/15/2024 (A)	1,931	1,907
Constellium (A)
7.875%, 04/01/2021	2,750	2,960
6.625%, 03/01/2025	640	618
5.750%, 05/15/2024	2,331	2,173
Cornerstone Chemical
9.375%, 03/15/2018 (A)	8,320	8,403
CVR Partners
9.250%, 06/15/2023 (A)	1,966	2,037
Eldorado
6.125%, 12/15/2020 (A)	1,350	1,384
First Quantum Minerals (A)
7.500%, 04/01/2025	6,780	6,827
7.250%, 04/01/2023	3,205	3,237
FMG Resources August 2006 Pty (A)
5.125%, 05/15/2024	1,899	1,918
4.750%, 05/15/2022	2,157	2,184
Freeport-McMoRan
6.500%, 11/15/2020 (A)	574	594
5.400%, 11/14/2034	1,360	1,203
4.550%, 11/14/2024	365	344
3.875%, 03/15/2023	6,784	6,305
Freeport-McMoRan Oil &Gas LLC
5.450%, 03/15/2043	6,000	5,074
Hecla Mining
6.875%, 05/01/2021	2,875	2,968
Hexion
10.000%, 04/15/2020	2,213	2,235
Hexion US Finance
6.625%, 04/15/2020	4,813	4,476
Hudbay Minerals (A)
7.625%, 01/15/2025	372	399
7.250%, 01/15/2023	616	644
Huntsman International LLC
5.125%, 11/15/2022	1,830	1,972
INEOS Group Holdings
5.625%, 08/01/2024 (A)	1,985	2,040

166	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kaiser Aluminum
5.875%, 05/15/2024	$1,588	$1,675
Kissner Holdings
8.375%, 12/01/2022 (A)	1,460	1,498
Kraton Polymers LLC (A)
10.500%, 04/15/2023	870	1,007
7.000%, 04/15/2025	1,934	2,036
LSB Industries
0.000%, 08/01/2019 (C)	1,403	1,389
Mirabela Nickel
1.000%, 07/31/2044 (B)	23	–
New
6.375%, 05/15/2025 (A)	910	933
New Gold (A)
7.000%, 04/15/2020	1,425	1,450
6.250%, 11/15/2022	4,158	4,272
Noranda Aluminum Acquisition
11.000%, 06/01/2019 (B)	385	–
NOVA Chemicals (A)
5.250%, 06/01/2027	5,572	5,579
5.000%, 05/01/2025	6,377	6,393
4.875%, 06/01/2024	1,317	1,320
Owens-Brockway Glass Container (A)
6.375%, 08/15/2025	815	901
5.875%, 08/15/2023	1,696	1,853
Perstorp Holding
8.500%, 06/30/2021 (A)	3,624	3,869
Platform Specialty Products
6.500%, 02/01/2022 (A)	5,995	6,175
Rain CII Carbon LLC
7.250%, 04/01/2025 (A)	8,375	8,689
Reichhold Industries
9.000%, 05/08/2017 (A)(B)	1,056	–
Scotts Miracle-Gro
6.000%, 10/15/2023	915	981
5.250%, 12/15/2026	340	353
SunCoke Energy Partners
7.500%, 06/15/2025 (A)	3,148	3,091
Teck Resources
8.500%, 06/01/2024 (A)	259	299
TPC Group
8.750%, 12/15/2020 (A)	5,316	5,010
Trinseo Materials
6.750%, 05/01/2022 (A)	400	425
Tronox Finance LLC
7.500%, 03/15/2022 (A)	2,907	3,020
6.375%, 08/15/2020	2,660	2,686
US Concrete
6.375%, 06/01/2024	436	456

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Versum Materials
5.500%, 09/30/2024 (A)	$1,500	$1,575

		177,048

Real Estate — 1.4%
CoreCivic
5.000%, 10/15/2022	340	350
4.625%, 05/01/2023	1,575	1,587
Equinix
5.875%, 01/15/2026	2,165	2,354
5.750%, 01/01/2025	1,060	1,145
5.375%, 01/01/2022	255	269
GEO Group
6.000%, 04/15/2026	2,815	2,913
5.875%, 01/15/2022	1,715	1,784
5.125%, 04/01/2023	110	111
GLP Capital
5.375%, 04/15/2026	370	401
Howard Hughes
5.375%, 03/15/2025 (A)	2,120	2,186
Iron Mountain
6.000%, 08/15/2023	790	837
5.750%, 08/15/2024	2,041	2,095
Kennedy-Wilson
5.875%, 04/01/2024	500	520
Lamar Media
5.750%, 02/01/2026	1,689	1,828
MPT Operating Partnership
5.250%, 08/01/2026	350	368
Realogy Group LLC
4.875%, 06/01/2023 (A)	5,242	5,281
RHP Hotel Properties
5.000%, 04/15/2021	3,241	3,314
5.000%, 04/15/2023	2,850	2,918
SBA Communications
4.875%, 09/01/2024 (A)	850	862
Uniti Group
8.250%, 10/15/2023	3,895	4,099
7.125%, 12/15/2024 (A)	1,685	1,694
6.000%, 04/15/2023 (A)	3,375	3,535

		40,451

Telecommunication Services — 11.8%
Aegis Merger Sub
10.250%, 02/15/2023 (A)	1,483	1,639
Altice Financing (A)
7.500%, 05/15/2026	10,441	11,498
6.625%, 02/15/2023	998	1,062
6.500%, 01/15/2022	1,000	1,050
Altice Finco MTN
7.625%, 02/15/2025 (A)	280	292

SEI Institutional Investments Trust / Annual Report / May 31, 2017	167

SCHEDULE OF INVESTMENTS

May 31, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Altice Luxembourg (A)
7.750%, 05/15/2022	$10,388	$11,037
7.625%, 02/15/2025	1,330	1,452
Altice US Finance I
5.375%, 07/15/2023 (A)	4,875	5,088
Avaya (A)
9.000%, 04/01/2019 (B)	1,237	1,014
7.000%, 04/01/2019 (B)	1,524	1,246
Block Communications
6.875%, 02/15/2025 (A)	2,530	2,723
CenturyLink
7.500%, 04/01/2024	875	958
6.750%, 12/01/2023	5,950	6,359
5.800%, 03/15/2022	490	513
5.625%, 04/01/2025	7,474	7,420
Cequel Communications Holdings I LLC (A)
7.750%, 07/15/2025	1,325	1,474
5.125%, 12/15/2021	929	948
Cogent Communications Finance
5.625%, 04/15/2021 (A)	2,500	2,572
Cogent Communications Group
5.375%, 03/01/2022 (A)	2,609	2,746
Columbus Cable Barbados
7.375%, 03/30/2021 (A)	830	883
CommScope
5.500%, 06/15/2024 (A)	1,693	1,776
CSC Holdings LLC
6.750%, 11/15/2021	1,000	1,106
Digicel Group (A)
8.250%, 09/30/2020	4,661	4,420
7.125%, 04/01/2022	3,890	3,408
6.750%, 03/01/2023	5,715	5,515
6.000%, 04/15/2021	3,540	3,424
Embarq
7.995%, 06/01/2036	2,200	2,234
Frontier Communications
11.000%, 09/15/2025	11,707	10,946
10.500%, 09/15/2022	4,232	4,163
8.875%, 09/15/2020	561	597
7.625%, 04/15/2024	863	725
7.125%, 01/15/2023	260	225
6.875%, 01/15/2025	7,745	6,230
GCI
6.875%, 04/15/2025	255	276
6.750%, 06/01/2021	1,024	1,055
Hughes Satellite Systems
7.625%, 06/15/2021	2,029	2,303
Inmarsat Finance (A)
6.500%, 10/01/2024	3,750	4,003
4.875%, 05/15/2022	2,755	2,817
Intelsat Jackson Holdings
9.500%, 09/30/2022 (A)	252	300

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
8.000%, 02/15/2024 (A)	$3,148	$3,398
7.500%, 04/01/2021	4,131	3,687
7.250%, 04/01/2019	670	642
7.250%, 10/15/2020	7,495	6,745
5.500%, 08/01/2023	3,567	2,934
Intelsat Luxembourg
7.750%, 06/01/2021	1,540	859
Level 3 Communications
5.750%, 12/01/2022	705	733
Level 3 Financing
5.625%, 02/01/2023	100	104
5.375%, 01/15/2024	1,618	1,696
5.375%, 05/01/2025	6,595	6,931
5.125%, 05/01/2023	1,650	1,717
McGraw-Hill Global Education Holdings LLC
7.875%, 05/15/2024 (A)	240	234
Midcontinent Communications
6.875%, 08/15/2023 (A)	5,379	5,803
Neptune Finco (A)
10.875%, 10/15/2025	8,304	10,110
10.125%, 01/15/2023	7,035	8,191
6.625%, 10/15/2025	400	441
Nortel Networks
9.003%, 07/15/2011 (B)	3,532	3,497
Numericable Group (A)
6.250%, 05/15/2024	4,028	4,229
6.000%, 05/15/2022	6,655	6,963
Quebecor Media
5.750%, 01/15/2023	2,915	3,090
Qwest Capital Funding
7.750%, 02/15/2031	730	697
Radiate Holdco LLC
6.625%, 02/15/2025 (A)	6,584	6,732
Sable International Finance
6.875%, 08/01/2022 (A)	935	1,011
SFR Group
7.375%, 05/01/2026 (A)	12,666	13,703
SoftBank Group
6.000%, 07/30/2025	515	559
Sprint
7.875%, 09/15/2023	17,663	20,401
7.625%, 02/15/2025	6,283	7,225
7.250%, 09/15/2021	6,339	7,197
7.125%, 06/15/2024	4,865	5,473
Sprint Capital
8.750%, 03/15/2032	4,650	5,862
6.900%, 05/01/2019	545	588
6.875%, 11/15/2028	4,750	5,266
Sprint Spectrum LLC
3.360%, 09/20/2021 (A)	2,175	2,204
Telecom Italia
5.303%, 05/30/2024 (A)	1,125	1,200

168	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Telesat Canada
8.875%, 11/15/2024 (A)	$4,828	$5,407
TIBCO Software
11.375%, 12/01/2021 (A)	5,063	5,595
T-Mobile USA
6.500%, 01/15/2024	860	931
6.500%, 01/15/2026	7,411	8,180
6.375%, 03/01/2025	3,840	4,162
6.000%, 04/15/2024	2,975	3,205
5.375%, 04/15/2027	492	524
5.125%, 04/15/2025	492	513
4.000%, 04/15/2022	2,949	3,056
U.S. Cellular
6.700%, 12/15/2033	955	968
Unitymedia GmbH
6.125%, 01/15/2025 (A)	1,195	1,279
Unitymedia Hessen GmbH & KG (A)
5.500%, 01/15/2023	2,305	2,397
5.000%, 01/15/2025	2,600	2,694
UPCB Finance IV
5.375%, 01/15/2025 (A)	3,440	3,570
Videotron
5.375%, 06/15/2024 (A)	420	448
5.125%, 04/15/2027 (A)	2,547	2,636
5.000%, 07/15/2022	3,180	3,387
Virgin Media Finance
5.750%, 01/15/2025 (A)	869	889
Virgin Media Secured Finance (A)
5.500%, 08/15/2026	985	1,015
5.250%, 01/15/2026	4,195	4,268
Wave Holdco LLC PIK
8.250%, 07/15/2019 (A)	829	841
Wind Acquisition Finance
7.375%, 04/23/2021 (A)	3,125	3,256
Windstream
7.750%, 10/01/2021	2,045	1,979
7.500%, 06/01/2022	2,505	2,317
Windstream Services LLC
6.375%, 08/01/2023	995	844
Zayo Group LLC
6.375%, 05/15/2025	1,000	1,075
6.000%, 04/01/2023	2,705	2,861
Ziggo Bond Finance (A)
6.000%, 01/15/2027	2,244	2,263
5.875%, 01/15/2025	435	445
Ziggo Secured Finance
5.500%, 01/15/2027 (A)	7,192	7,304

		345,928

Utilities — 1.2%
AES
6.000%, 05/15/2026	125	134

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.500%, 03/15/2024	$1,446	$1,500
4.875%, 05/15/2023	290	295
AmeriGas Partners
5.875%, 08/20/2026	235	240
5.500%, 05/20/2025	615	622
Calpine
5.875%, 01/15/2024 (A)	3,502	3,616
5.500%, 02/01/2024	810	782
5.375%, 01/15/2023	965	946
Dynegy
8.000%, 01/15/2025 (A)	1,110	1,077
7.625%, 11/01/2024	1,720	1,668
7.375%, 11/01/2022	905	892
Ferrellgas
6.750%, 01/15/2022	325	313
6.750%, 06/15/2023	1,600	1,544
Ferrellgas Partners
8.625%, 06/15/2020 (A)	605	587
GenOn Americas Generation LLC
9.125%, 05/01/2031	615	557
8.500%, 10/01/2021	6,336	5,718
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/2023 (A)	2,800	2,926
NRG Energy
7.875%, 05/15/2021	61	63
6.625%, 01/15/2027	930	914
6.250%, 07/15/2022	530	542
6.250%, 05/01/2024	960	965
NSG Holdings LLC
7.750%, 12/15/2025 (A)	2,747	2,953
Pattern Energy Group
5.875%, 02/01/2024 (A)	582	608
Talen Energy Supply LLC
6.500%, 06/01/2025	221	165
4.625%, 07/15/2019 (A)	468	456
TerraForm Power Operating LLC (A)(C)
6.375%, 02/01/2023	3,077	3,185
6.125%, 06/15/2025	3,138	3,310
Texas Energy (escrow security)
0.000%, 12/31/2034	226	24

		36,602

Total Corporate Obligations
(Cost $2,178,845) ($ Thousands)		2,235,526

COLLATERALIZED DEBT OBLIGATIONS — 9.5%
B&M CLO Ltd., Ser 2014-1A, Cl C
4.908%, 04/16/2026 (A)(F)	2,142	2,142
B&M CLO Ltd., Ser 2014-1A, Cl D
5.908%, 04/16/2026 (A)(F)	2,185	2,072

SEI Institutional Investments Trust / Annual Report / May 31, 2017	169

SCHEDULE OF INVESTMENTS

May 31, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COLLATERALIZED DEBT OBLIGATIONS (continued)
B&M CLO Ltd., Ser 2014-1A, Cl E
6.908%, 04/16/2026 (A)(F)	$2,520	$2,206
Battalion CLO III Ltd.,Ser 2012-3A, Cl SUB
0.000%, 01/18/2025 (A)	2,697	1,040
Battalion CLO IV Ltd., Ser 2013-4A, Cl SUB
0.000%, 10/22/2025 (A)	1,560	468
Battalion CLO V Ltd.,Ser 2014-5A, Cl SUB
0.000%, 04/17/2026 (A)	3,445	1,447
Battalion CLO VII Ltd.,Ser 2014-7A, Cl SUB
0.000%, 10/17/2026 (A)	4,118	2,018
Battalion CLO VIII Ltd.,Ser 2015-8A, Cl SUB
0.000%, 04/18/2027 (A)	4,720	3,162
Battalion CLO
0.000%, 01/24/2029 to 01/24/2029 (G)	12,110	11,217
Benefit Street Partners CLO X
0.000%, 1/15/2029	8,928	7,857
Benefit Street Partners CLO XII
0.000% (G)	3,000	3,096
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
0.000%, 01/20/2026 (A)	2,640	1,399
Benefit Street Partners CLO IV (D)
0.000%, 07/20/2026 (A)(D)(E)	3	2,344
Benefit Street Partners CLO V (D)
0.000%, 10/20/2026 (A)(D)(E)	6,413	4,168
Benefit Street Partners CLO, Ser 2015-VIA, Cl SUB
0.000%, 4/18/2027	9,535	7,247
Benefit Street Partners CLO, Ser 2015-VII, Cl SUB
0.000%, 07/18/2027	9,035	6,653
Benefit Street Partners CLO IX
0.000%, 07/20/2025 (A)	3,068	2,669
Benefit Street Partners CLO VIII
0.000%, 1/20/2028 (A)	9,000	7,560
Carlyle Global Market Strategies CLO Ltd., Ser 14-3A, Cl SUB
0.000%, 07/27/2026 (A)	2,234	1,653
Cathedral Lake CLO III Ltd.
0.000%, 01/15/2026 (A)	2,506	2,111
Cathedral Lake CLO Ltd., Ser 2015-3A, Cl E
8.708%, 01/15/2026 (A)(F)	1,575	1,579
CIFC Funding
0.000%, 12/05/2024	2,313	1,272
CVP Cascade CLO Ltd., Ser 2014-2A, Cl D
5.958%, 07/18/2026 (A)(F)	779	711
CVP Cascade CLO Ltd., Ser 2014-2A, Cl E
6.958%, 07/18/2026 (A)(F)	2,531	2,188
Fifth Street Senior Loan Fund I LLC, Ser 2015- 1A, Cl E
8.356%, 01/20/2027 (A)(F)	5,110	5,091

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COLLATERALIZED DEBT OBLIGATIONS (continued)
Fifth Street Senior Loan Fund II, Ser 2015-2A, Cl D
8.470%, 09/29/2027 (A)(F)	$6,350	$5,989
Fifth Street Senior Loan Fund II, Ser 2015-2A, Cl SUB
0.000%, 09/29/2027 (A)	6,200	4,475
Figueroa CLO, Ser 2013-1I, Cl SUB
0.000%, 3/21/2024	7,644	3,297
Figueroa CLO, Ser 2013-2A, Cl SUB
0.000%, 12/18/2025 (A)	3,070	1,724
Fortress Credit Opportunities III CLO LP, Ser 2014-3A, Cl E
7.400%, 04/28/2026 (A)(F)	3,518	3,380
Fortress Credit Opportunities VI CLO, Ser 2015- 6A, Cl F
7.859%, 03/31/2027 (A)(F)	2,270	2,084
Great Lakes CLO Ltd., Ser 2012-1A, Cl E
6.658%, 01/15/2023 (A)(F)	3,292	3,185
Great Lakes CLO Ltd., Ser 2012-1A, Cl SUB
0.000%, 01/15/2023 (A)	2,877	1,841
Great Lakes CLO Ltd.,Ser 2014-1A, Cl F
7.158%, 04/15/2025 (A)(F)	2,520	2,104
Great Lakes CLO Ltd.,Ser 2014-1A, Cl SUB
0.000%, 04/15/2025 (A)(F)	7,057	4,658
Great Lakes CLO Ltd.,Ser 2015-1, Cl SUB
0.000%, 07/15/2026 (A)(F)	5,593	3,859
Great Lakes CLO Ltd., Ser 2015-1A, Cl E
7.858%, 07/15/2026 (A)(F)	3,854	3,700
Great Lakes CLO Ltd., Ser 2015-1A, Cl F
8.658%, 07/15/2026 (A)(F)	1,756	1,537
IVY Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl D
0.000%, 07/20/2029 (A)(F)	5,687	5,573
JFIN CLO, Ser 2015-2A, Cl E
8.158%, 10/19/2026 (A)(F)	3,125	3,117
JFIN Revolver CLO Ltd., Ser 2014-2A, Cl C
3.922%, 02/20/2022 (A)(F)	2,049	2,049
KVK CLO, Ser 2012-2A, Cl SUB
0.000%, 02/10/2025 (A)	2,956	7
Lockwood Grove CLO Ltd., Ser 2014-1A, Cl SUB
0.000%, 01/25/2024 (A)	4,865	3,649
Lockwood Grove CLO, Ser 2014-1A
8.920%, 04/25/2025	2,808	2,822
Longfellow Place CLO, Ser 2017-1A, Cl DRR
5.658%, 04/15/2029 (A)(F)	619	619
Longfellow Place CLO, Ser 2017-1A, Cl ERR
8.858%, 04/15/2029 (A)(F)	2,000	2,000
Nelder Grove CLO, Ser 2017-1A, Cl ER
7.700%, 08/28/2026 (A)(F)	3,074	3,074
Neuberger Berman CLO XIII, Ser 2012-13A, Cl SUB
0.000%, 01/23/2024 (A)	542	173

170	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COLLATERALIZED DEBT OBLIGATIONS (continued)
Neuberger Berman CLO XVI, Ser 2014-16A, Cl SFN
0.150%, 04/15/2026 (A)	$175	$43
Neuberger Berman CLO XVI, Ser 2014-16A, Cl SUB
0.000%, 04/15/2026 (A)	2,625	1,181
Neuberger Berman CLO, Ser 2016-22A
0.000%, 10/17/2027 to 10/17/2027	5,396	4,055
New Star Berkeley Fund CLO LLC, Ser 2016-1A
0.000%	21,812	20,503
NewStar Arlington Senior Loan Program LLC, Ser 2014-1A, Cl E
7.256%, 07/25/2025 (A)(F)	2,026	1,912
NewStar Berkeley Fund CLO LLC, Ser 2016-1A, Cl D
6.256%, 10/25/2028 (A)(F)	1,110	1,110
NewStar Berkeley Fund CLO LLC, Ser 2016-1A, Cl E
8.906%, 10/25/2028 (A)(F)	15,428	15,535
NewStar Clarendon Fund CLO LLC,Ser 2015-1A, Cl E
7.206%, 01/25/2027 (A)(F)	4,470	4,260
NXT Capital CLO LLC, Ser 2012-1A, Cl E
8.656%, 07/20/2022 (A)(F)	3,047	3,045
NXT Capital CLO LLC, Ser 2017-1A, Cl E
8.780%, 04/20/2029 (A)(F)	21,400	20,351
OCP CLO, Ser 2012-2A, Cl SUB
0.000%, 11/22/2023 (A)	2,940	1,544
OCP CLO, Ser 2017-4A, Cl DR
7.923%, 04/24/2029 (A)(F)	2,000	1,940
Shackleton CLO Ltd., Ser 2014-6A, Cl SUB
0.000%, 07/17/2026 (A)(F)	7,965	3,584
TCP CLO III Warehouse Note
0.000% (H)	118	11,817
TCW CLO
0.000% (G)(H)	5,738	5,738
Venture CDO
7.906%, 04/20/2027	2,000	2,000
Venture X CLO, Ser 2012-10A, Cl SUB
0.000%, 07/20/2022 (A)	9,455	5,389
Venture XI CLO, Ser 2012-11A, Cl SUB
0.000%, 11/14/2022 (A)	8,346	3,338
Venture XIV CLO, Ser 2013-14A, Cl SFN
0.100%, 08/28/2025 (A)	113	51
Venture XV CLO, Ser 2016-15A, Cl ER
8.268%, 07/15/2028 (A)(F)	1,277	1,261
Venture XXII CLO, Ser 2016-22A, Cl F
9.008%, 01/15/2028 (A)(F)	1,108	1,069
Venture XXVII
0.000% (G)	9,073	9,073
Venture CDO
0.000%, 01/15/2028 to 04/20/2029 (A)	4,521	3,869

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COLLATERALIZED DEBT OBLIGATIONS (continued)
Venture CDO, Ser 2017-26A
0.000%, 1/20/2029	$3,820	$3,562
Venture, Ser 2016-24A
0.000%, 10/20/2028	4,095	3,788

Total Collateralized Debt Obligations (Cost $251,309) ($ Thousands)		278,304

LOAN PARTICIPATIONS — 7.4%
21st Century Oncology Holdings, Delayed Term Loan, 1st Lien
0.000%, 11/24/2017	150	147
21st Century Oncology Holdings, Inc. (21st Century Oncology Inc.), Tranche B Term Loan,
7.275%, 04/30/2022	1,253	1,155
Academy,Ltd., Initial Term Loan,
5.102%, 07/01/2022	1,528	1,230
5.040%, 07/01/2022	2	1
5.037%, 07/01/2022	637	512
Academy, LTD., Initial Term Loan,
5.172%, 07/01/2022	2,146	1,727
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC), Refinancing Term Loan, 1st Lien
4.000%, 12/13/2019 (F)	1,099	1,094
Air Medical Group Holdings, Inc., Initial Term Loan, 1st Lien
4.250%, 04/28/2022	1,975	1,948
Almonde
0.000%, 04/28/2025 (I)	1,916	1,953
Alvogen Pharma US, Inc.,Loan, 1st Lien
6.000%, 04/01/2022	2,564	2,532
American Tire Distributors, Inc., Initial Term Loan, 1st Lien
5.250%, 09/01/2021	1,303	1,307
Amplify Snack Brands, Inc., Term Loan, 1st Lien
6.500%, 09/02/2023	1,371	1,362
Anaren, Inc., Term Loan,
9.397%, 08/18/2021	1,300	1,280
Anaren, Inc., Term Loan, 2nd Lien
5.647%, 02/18/2021	559	559
Applied Systems, Inc., Initial Term Loan, 1st Lien
7.647%, 01/24/2022	1,817	1,830
Ascena Retail Group,Inc. (Anntaylor Retail, Inc.) ,Tranche B Term Loan, 1st Lien
5.500%, 08/21/2022	2,111	1,800
Aspect Software, Inc., Term Loan, 1st Lien
11.278%, 05/25/2020	—	—

SEI Institutional Investments Trust / Annual Report / May 31, 2017	171

SCHEDULE OF INVESTMENTS

May 31, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Asurion, LLC (fka Asurion Corporation), Replacement B-2 Term Loan,
4.243%, 07/08/2020	$92	$93
Asurion, LLC (fka Asurion Corporation), Replacement B-4 Term Loan,
4.250%, 08/04/2022	957	961
Asurion, LLC (fka Asurion Corporation), Replacement B-5 Term Loan, 2nd Lien
4.045%, 11/03/2023	405	408
Asurion, LLC (fka Asurion Corporation), Term Loan,
8.500%, 03/03/2021	5,500	5,552
Atlas America Finance, Inc., Term Loan, 1st Lien
8.580%, 05/06/2021	268	251
Aveta, Term Loan, 1st Lien
10.250%, 06/30/2019	374	369
Berry Global Group,Inc. (fka Berry Plastics Corporation), Term J Loan,
3.494%, 01/19/2024	325	327
Blount International, Initial Term Loan
6.010%, 04/12/2023	1,806	1,836
Blue Ribbon, LLC, 2016-1 New Term Loan, 1st Lien
5.148%, 11/15/2021	1,770	1,735
5.037%, 11/15/2021	37	36
BMC Foreign Holding Company Unlimited Company (fka BMC Foreign Holding Company), Initial B-1 Foreign USD Term Loan, 1st Lien
5.156%, 09/10/2022	1,472	1,473
BMC Software Finance, Inc., Initial B-1 US Term Loan, 1st Lien
5.000%, 09/10/2022	1,430	1,436
Boart Longyear Management, 2nd Lien
0.000%, 12/31/2017	99	99
BPA Laboratories, 2nd Lien
3.672%, 04/29/2020	273	210
BWay Holding Company ,Initial Term Loan, 1st Lien
4.245%, 04/03/2024 (I)	2,130	2,127
California Resources Corporation, Loan, 1st Lien
11.375%, 12/31/2021	5,562	6,149
California Resources Corporation, Term Loan, 1st Lien
4.045%, 09/24/2019	1,124	1,086
Cengage Learning, Inc., 2016 Refinancing Term Loan, 2nd Lien
5.250%, 06/07/2023	1,848	1,739
Ceva Group PLC (fka Louis No. 1 PLC/TNT Logistics), Pre-Funded L/C Loan,
6.500%, 03/19/2021	203	179

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Ceva Intercompany BV, Dutch BV Term Loan ,
6.672%, 03/19/2021	$208	$187
Ceva Logistics Canada, ULC (fka TNT Canada ULC), Canadian Term Loan,
6.672%, 03/19/2021	36	32
Ceva Logistics U.S. Holdings Inc. (fka Louis U.S. Holdco, Inc.), US Term Loan, 1st Lien
6.672%, 03/19/2021	287	258
Checkout Holding Corp., Term B Loan,
4.500%, 04/09/2021	3,063	2,701
Chesapeake Energy Corporation, Class A Loan, 1st Lien
8.684%, 08/23/2021	5,938	6,398
Chief Exploration & Development LLC, Term Loan,
7.932%, 05/16/2021	1,354	1,320
CityCenter Holdings, LLC, Term B Loan, 1st Lien
3.749%, 04/18/2024	490	492
Claire’s Store, 1st Lien
9.000%, 09/20/2021	223	111
Claire’s Store, Limited Term Loan
9.000%, 09/20/2021	335	263
Claire’s Store, Term Loan
9.000%, 09/20/2021	725	507
Conduent Incorporated, Term B Loan, 1st Lien
4.993%, 12/07/2023	2,623	2,663
Contura Energy, Inc., Term Loan, 1st Lien
6.080%, 03/18/2024	2,921	2,888
Cowlitz Tribal Gaming Authority,Term B Loan, 2nd Lien
11.500%, 12/06/2021 (F)	4,500	4,961
CTI Foods Holding Co., LLC, Term Loan, 1st Lien
8.400%, 06/28/2021	950	798
Cumulus Media Holdings Inc.,Term Loan, 1st Lien
4.250%, 12/23/2020	7,255	5,748
Dex Media, Inc., Loan, 1st Lien
11.000%, 07/29/2021	210	215
Diebold
3.750%, 11/06/2023	475	478
DJO Finance LLC, Initial Term Loan, 1st Lien
4.250%, 06/08/2020	1,055	1,043
East Valley Tourist Development Authority ,
Term Loan, 1st Lien
9.182%, 09/30/2020	4,516	4,453
EIG Investors Corp., Term Loan, 1st Lien
6.680%, 11/09/2019	1,587	1,589
Empire Generating Co, LLC, Term B Advance, 1st Lien
5.430%, 03/12/2021	1,531	1,475

172	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Empire Generating Co, LLC, Term C Advance, 1st Lien
5.430%, 03/12/2021	$151	$146
Engility Corporation (fka TASC, Inc.), Term B2 Loan,
4.750%, 08/14/2023	1,259	1,272
Evergreen Skills Lux S.À R.L., Initial Term Loan, 1st Lien
5.795%, 04/28/2021	3,801	3,589
Fairmount Minerals, Ltd., Term Loan B-2, 1st Lien
4.647%, 09/05/2019	3,511	3,421
Flex Acquisition Company, Inc., Initial Term Loan, 1st Lien
4.398%, 12/29/2023	1,956	1,966
Foresight Energy LLC, Term Loan, 1st Lien
6.750%, 03/28/2022 (I)	2,524	2,396
Gardner Denver, Inc., Initial Dollar Term Loan,
4.568%, 07/30/2020 (F)	1,475	1,478
Gavilan Resources, LLC, Initial Term Loan, 2nd Lien
7.000%, 03/01/2024	2,655	2,625
General Nutrition Centers, Inc., Amended Tranche B Term Loan, 1st Lien
3.500%, 03/04/2019	2,663	2,395
Grifols Worldwide Operations Limited, Tranche B Term Loan, 1st Lien
3.200%, 01/31/2025	490	491
Gulf Finance, LLC, Tranche B Term Loan,
6.300%, 08/25/2023	864	827
Gymboree Corporation, The, Term Loan,
5.000%, 02/23/2018	3,963	1,760
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), Tranche D Term Loan, 1st Lien
7.743%, 01/30/2019	606	498
Indivior Finance, Initial Term Loan
7.040%, 12/19/2019	1,818	1,832
Intelsat Jackson Holdings S.A., Tranche B-2 Term Loan,
3.887%, 06/30/2019 (F)	1,420	1,401
J. Crew Group, Inc., Initial Loan,
4.147%, 03/05/2021	2,387	1,625
4.000%, 03/05/2021	2,117	1,441
KCA Deutag US Finance LLC (KCA Deutag GMBH), Original Term Loan, 1st Lien
6.922%, 05/15/2020	992	942
Kraton Polymers LLC, Replacement Term Loan,
5.000%, 01/06/2022	239	242
Ligado Networks LLC (fka New LightSquared, LLC), Junior Loan, 1st Lien
13.600%, 12/07/2020	3,058	2,044

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Lightstone Holdco LLC, Refinanced Term B Loan, 1st Lien
5.500%, 01/30/2024	$3,569	$3,489
Lightstone Holdco LLC, Refinanced Term C Loan, 1st Lien
5.500%, 01/30/2024	220	215
Lonestar Intermediate Super Holdings, LLC, Term Loan, 1st Lien
10.000%, 08/31/2021	1,105	1,140
Mashantucket (Western) Pequot Tribe, Term A Loan,
5.000%, 07/01/2018	2,161	2,009
Mashantucket (Western) Pequot Tribe, Term B Loan, 2nd Lien
9.375%, 06/30/2020	10,263	9,359
Medical Card System,Inc., Loan, 2nd Lien
1.500%, 05/31/2019	1,975	1,698
MEG Energy Corp., Initial Term Loan, 1st Lien
4.680%, 12/31/2023	309	308
4.550%, 12/31/2023	211	210
Metroflag, 2nd Lien
14.000%, 01/06/2009 (B)	325	—
MH Sub I, LLC (Micro Holding Corp.), Initial Term Loan, 1st Lien
8.500%, 07/08/2022	2,347	2,378
MMM Holdings, Inc., MMM Term Loan, 1st Lien
10.250%, 06/30/2019	514	508
Moneygram International, Inc., Term Loan, 3rd Lien
4.397%, 03/27/2020	1,779	1,779
Murray Energy Corporation, Term B-2 Loan, 1st Lien
8.397%, 04/16/2020	6,214	5,862
MISYS (Magic 2nd Lien)
12.000%, 06/12/2019	1,550	1,594
MISYS, 1st Lien
5.045%, 12/12/2018	915	918
NaNa Development Corporation, Loan, 1st Lien
8.000%, 03/15/2018	96	94
Neiman Marcus Group Inc., The, Other Term Loan,1st Lien
4.250%, 10/25/2020	2,253	1,749
Nelson Education, 1st Lien
12.000%, 10/01/2020	—	—
New LightSquared LLC, Loan, 1st Lien
9.852%, 12/07/2020	2,969	2,854
New MMI, Inc., Term B Loan, 1st Lien
9.000%, 01/31/2020	3,386	3,267
Nine West Holdings, Inc., Initial Loan (Unsecured), 1st Lien
6.400%, 01/08/2020	8,228	2,537

SEI Institutional Investments Trust / Annual Report / May 31, 2017	173

SCHEDULE OF INVESTMENTS

May 31, 2017

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Onex Carestream Finance LP, Term Loan (First Lien 2013), 1st Lien
5.147%, 06/07/2019	$1,058	$1,034
Onex Carestream Finance LP, Term Loan, 1st Lien
9.647%, 12/07/2019	7,864	7,584
Optiv Inc., Initial Term Loan,
4.438%, 02/01/2024	1,234	1,221
Optiv Inc., Initial Term Loan, 1st Lien
8.438%, 01/31/2025	529	521
Ortho-Clinical Diagnostics Holdings
Luxembourg S.À R.L., Initial Term Loan, 2nd Lien
4.783%, 06/30/2021	915	918
Oxbow Carbon LLC (Oxbow Calcining LLC), Initial Term Loan, 1st Lien
8.000%, 01/17/2020	1,908	1,911
P2 Upstream Acquisition Co. (P2 Upstream Canada BC ULC), Term Loan, 1st Lien
5.180%, 10/30/2020	1,073	1,049
Panda Temple Power II, LLC, Construction Term Loan Advance, 1st Lien
7.250%, 04/03/2019	346	302
Pardus Oil & Gas, 2nd Lien
5.000%, 05/13/2022	143	—
Pardus Oil and Gas, LLC (fka Energy & Exploration Partners, LLC), Tranche A Term Loan, 1st Lien
13.000%, 11/12/2021	277	266
Peak 10,Inc., Term Loan, 2nd Lien
8.406%, 06/17/2022	2,335	2,306
Petco Animal Supplies, Inc., Term Loan,
4.172%, 01/26/2023	3,160	2,933
PetSmart, Inc., Tranche B-2 Loan, 1st Lien
4.010%, 03/11/2022	1,214	1,165
PQ Corporation, First Amendment Tranche B-1 Term Loan, 1st Lien
5.250%, 11/04/2022	620	627
Quorum Health Corporation, Term Loan, 1st Lien
7.750%, 04/29/2022	1,423	1,421
Revlon Consumer Products Corporation, Initial Term B Loan, 1st Lien
4.544%, 09/07/2023	222	212
4.493%, 09/07/2023	773	737
Riverbed Technology, Inc., First Amendment Term Loan,
4.250%, 04/25/2022 (I)	1,682	1,660
Royal Holdings, Inc., Initial Term Loan,
8.647%, 06/19/2023	241	240
Rue 21, Term Loan B, 1st Lien
12.000%, 10/09/2020 (B)	2,077	173

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Rue 21, Term Loan, 1st Lien
12.000%, 11/15/2017	$159	$155
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan,
4.147%, 02/21/2021	1,307	895
Sequa Mezzanine Holdings LLC, Initial Loan,
10.172%, 04/28/2022	1,335	1,361
6.672%, 11/28/2021	1,717	1,727
SolarWinds Holdings, Inc., 2017 Refinancing Term Loan, 1st Lien
4.500%, 02/03/2023	2,093	2,103
Sprint Communications, Inc., Initial Term Loan, 1st Lien
3.500%, 02/02/2024	1,969	1,975
Steinway Musical Instruments, 1st Lien
4.922%, 09/19/2019	1,420	1,362
Synchronoss Technologies, Inc., Initial Term Loan, 1st Lien
4.082%, 01/19/2024	1,300	1,198
Syncreon Global Finance (US) Inc. (Syncreon Group B.V.), Term Loan, 1st Lien
5.250%, 10/28/2020	1,080	945
Syniverse Holdings, Inc., Initial Term Loan, 1st Lien
4.172%, 04/23/2019	4,190	3,984
Syniverse Holdings, Inc., Tranche B Term Loan, 1st Lien
4.147%, 04/23/2019	2,142	2,062
The Hillman Companies, Term Loan B, 1st Lien
4.647%, 06/30/2021	306	309
U.S. Renal Care, Inc., Initial Term Loan, 1st Lien
5.397%, 12/30/2022	1,751	1,709
Varsity Brands Holding Co. (fka Hercules Achievement, Inc.), Initial Term Loan, 1st Lien
4.500%, 12/10/2021	1,498	1,506
Veritas US Inc., Initial Dollar Term B-1 Loan, 1st Lien
6.772%, 01/27/2023	2,490	2,491
Vizient, Inc., Term B-3 Loan, 1st Lien
4.500%, 02/13/2023	1,593	1,611
Walter Investment Management Corp., Tranche B Term Loan, 1st Lien
4.795%, 12/18/2020	1,507	1,366
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 1st Lien
4.400%, 04/02/2020	371	358
4.250%, 04/02/2020	228	220
Western Digital Corporation, U.S. Term B-2 Loan,1st Lien
3.783%, 04/29/2023	2,461	2,483

174	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
York Risk Services Holding, Term Loan B
4.897%, 10/01/2021	$125	$122
York Risk Services, Cov-Lite, 1st Lien
4.897%, 10/01/2021	13	13

Total Loan Participations
(Cost $220,070) ($ Thousands)		215,677

	Shares

COMMON STOCK — 0.9%
Amplify Energy *	147,449	2,083
Aspect Software CR1 *	40,500	677
Aspect Software CR2 *(G)(J)	16,397	274
Berry Petroleum *	4,581,030	1,827
Cengage Learning Holdings II	2,860	16
Ceva Holdings *	561	118
CHC Group LLC *	3,887	35
CUI Acquisition *	3	248
Dana Holding	49,962	1,055
Dex Media *	97,026	359
Energy & Exploration *	351	—
Global Aviation Holdings, Cl A *	101,199	—
Halcon Resources *	93,809	570
Houghton Mifflin Harcourt *	37,762	466
Linn Energy *	55,771	1,708
Medical Card Systems, Term Loan *(J)	367,719	—
Midstates Petroleum *	49,957	857
Mirabela Nickel *(G)	4,317,306	—
MModal *	43,639	865
Nelson Education Equity, Term Loan *(I)	173,178	7
NII Holdings *	109,107	62
Patterson-UTI Energy	166,800	3,556
Peabody Energy *(J)	670,740	261
Reichhold Industries *	1,755	1,288
SandRidge Energy *	66,940	1,325
TE Holdcorp *	67,771	390
Titan Energy LLC *	22,243	210
TXU/Tech *	506,452	515
Vistra Energy	506,452	7,480

Total Common Stock
(Cost $29,488) ($ Thousands)		26,252

	Face Amount (Thousands)
MUNICIPAL BONDS — 0.5%
Connecticut — 0.2%
Mohegan Tribal Finance Authority,RB
Callable 02/01/2023 @100
7.000%, 02/01/2045 (A)	$4,850	5,080

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Puerto Rico — 0.1%
Commonwealth of Puerto Rico, Ser A,GO
Callable 07/03/2017 @100
5.250%, 07/01/2037 (B)	$185	$106
Commonwealth of Puerto Rico, Ser A,GO
Callable 07/01/2020 @100
8.000%, 07/01/2035 (B)	5,720	3,468
Commonwealth of Puerto Rico, Ser A, GO
Callable 07/01/2022 @100
5.125%, 07/01/2037 (B)	1,065	614
5.000%, 07/01/2041 (B)	855	472

		4,660

Texas — 0.2%
Texas State, Public Finance Authority,Texas
Windstorm Insurance Association, RB
Callable 07/01/2019 @100
8.250%, 07/01/2024	5,455	5,800

Total Municipal Bonds
(Cost $16,110) ($ Thousands)		15,540

CONVERTIBLE BONDS — 0.4%
Cheniere Energy CV to 7.2265
4.250%, 03/15/2045	908	630
Chesapeake Energy
5.500%, 09/15/2026 (A)	290	280
Ensco Jersey Finance
3.000%, 01/31/2024 (A)	1,232	1,038
Liberty Media CV to 16.7764
3.750%, 02/15/2030	7,869	4,918
Liberty Media CV to 22.9469
4.000%, 11/15/2029	3,900	2,477
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (A)	1,705	2,211
Mirabela Nickel
9.500%, 06/24/2019 (A)(B)	1,133	79
Mirant CV to 14.7167
0.000%, 06/15/2021 (B)	1,950	–
Walter Investment Management CV to 17.0068
4.500%, 11/01/2019	704	239
Weatherford International
5.875%, 07/01/2021	489	540

Total Convertible Bonds
(Cost $14,402) ($ Thousands)		12,412

	Shares

PREFERRED STOCK — 0.3%
Aspen Insurance Holdings Ltd., 5.950% (F)	92,000	2,588
Berry Petroleum, 0.000% *(G)(J)	264,412	3,371

SEI Institutional Investments Trust / Annual Report / May 31, 2017	175

SCHEDULE OF INVESTMENTS

May 31, 2017

High Yield Bond Fund (Continued)

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
Ceva Holdings, 0.000% *	1,214	$255
GMAC Capital Trust I, 8.125% (F)	28,000	715
Peabody Energy, 0.000% *(G)(J)	3,278	154
TE Holdcorp, 0.000% *	101,081	1,011

Total Preferred Stock
(Cost $7,549) ($ Thousands)		8,094

	Number of Rights

RIGHTS — 0.0%
CZR - Senior Secured ‡‡	675,698	572

Total Rights
(Cost $—) ($ Thousands)		572

	Face Amount (Thousands)

ASSET-BACKED SECURITY — 0.0%
Other Asset-Backed Securities — 0.0%
Airplanes, Pass-Through Trust, Ser 2001-1A, Cl A9
1.539%, 03/15/2019 (A)(F)	$1,034	119

Total Asset-Backed Security
(Cost $920) ($ Thousands)		119

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS — 0.0%
Jack Cooper Holdings, Expires 04/26/2027
Strike Price $– *	2,155	$–
Lion Holdings, Expires 12/30/2027
Strike Price $– *	2,380	–
Midstates Petroleum, Expires 04/21/2020
Strike Price $–	12,975	1
MModal A, Expires 07/31/2017
Strike Price $40.00 *	15,753	4
MModal B, Expires 07/31/2017
Strike Price $47.50 *	20,773	1
Peabody Energy, Expires 07/03/2017
Strike Price $– *(G)(J)	486	12
SandRidge Energy, Expires 10/04/2022
Strike Price $41.34 *	14,900	13
SandRidge Energy, Expires 10/04/2022
Strike Price $42.03 *	6,273	8

Total Warrants
(Cost $188) ($ Thousands)		39

	Shares

CASH EQUIVALENT — 4.2%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**†	123,535,287	123,535

Total Cash Equivalent
(Cost $123,535) ($ Thousands)		123,535

Total Investments — 99.2%
(Cost $2,842,416) ($ Thousands)		$2,916,070

A list of open centrally cleared swap agreements held by the Fund at May 31, 2017, are as follows:

Credit Default Swaps
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($Thousands)	Net Unrealized Appreciation ($Thousands)
JPMorgan Chase Bank	CDX.NA.HY Series 26	SELL	5.00%	6/20/2021	$(3,100)	$100
JPMorgan Chase Bank	CDX.NA.HY Series 27	SELL	5.00%	12/20/2021	(19,900)	1,010
						$1,110

Percentages are based on Net Assets of $2,940,816 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2017.
†	Investment in Affiliated Security (see Note 6).
‡‡	Expiration date not available.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $1,386,137 ($ Thousands), representing 47.1% of the Net Assets of the Fund.
(B)	Security is in default on interest payment.
(C)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2017. The coupon on a step bond changes on a specified date.

(D)	The rate reported is the effective yield at the time of purchase.
(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(F)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2017.
(G)	Securities considered illiquid. The total value of such securities as of May 31, 2017 was $32,935 ($ Thousands) and represented 1.1% of the Net Assets of the Fund (Unaudited).
(H)	Warehouse Note — Interest rate and maturity date are not available.
(I)	Unsettled bank loan. Interest rate not available.
(J)	Securities considered restricted. The total market value of such securities as of May 31, 2017 was $4,072 ($ Thousands) and represented 0.1% of the Net Assets of the Fund.

176	SEI Institutional Investments Trust / Annual Report / May 31, 2017

CDO	— Collateralized Debt Obligation
Cl	— Class
CLO	— Collateralized Loan Obligation
CV	— Convertible Security
GO	— General Obligation
LLC	— Limited Liability Company
LP	— Limited Partnership
Ltd.	— Limited
MSCI	— Morgan Stanley Capital International
MTN	— Medium Term Note
PIK	— Payment-in-Kind
PLC	— Public Limited Company
Pty	— Proprietary
RB	— Revenue Bond
Ser	— Series
SPX	— Standard & Poor’s 500 Index
ULC	— Unlimited Liability Company
USD	— U.S. Dollar

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$2,223,726	$11,800	$2,235,526
Collateralized Debt
Obligations	–	–	278,304	278,304
Loan Participations	–	212,599	3,078	215,677
Common Stock	10,105	13,542	2,605	26,252
Municipal Bonds	–	10,354	5,186	15,540
Convertible Bonds	–	12,333	79	12,412
Preferred Stock	3,303	4,536	255	8,094
Rights	–	–	572	572
Asset-Backed Security	–	–	119	119
Warrants	12	22	5	39
Cash Equivalent	123,535	–	–	123,535

Total Investments in Securities	$136,955	$2,477,112	$302,003	$2,916,070

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Centrally Cleared Swaps
Unrealized Appreciation	$—	$1,110	$—	$1,110

Total Other Financial Instruments	$—	$1,110	$—	$1,110

* Swaps are valued at the unrealized appreciation on the instrument.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	177

SCHEDULE OF INVESTMENTS

May 31, 2017

High Yield Bond Fund (Concluded)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands).

	Investments in Corporate Obligations	Investments in Collateralized Debt Obligations	Investments in Loan Participations	Investments in Common Stock	Investments in Municipal Bonds	Investments in Convertible Bonds	Investments in Preferred Stock	Investments in Rights	Investments in Asset-Backed Securities	Investments in Warrants
Balance as of May 31, 2016	$10,474	$180,633	$7,848	$2,086	$10,476	$270	$486	$–	$–	$–
Accrued discounts/premiums	152	(755)	(544)	–	1	(2)	–	–	–	–
Realized gain/(loss)	7,263	61,930	312	534	–	–	–	–	–	–
Change in unrealized appreciation/depreciation	(882)	35,034	793	1	207	(240)	(231)	–	–	5
Purchases	397	89,727	804	508	–	51	–	–	–	–
Sales	(1,978)	(88,265)	(783)	–	–	–	–	–	–	–
Net transfer into Level 3	24	–	498	–	106	–	–	572	119	–
Net transfer out of Level 3	(3,650)	–	(5,850)	(524)	(5,604)	–	–	–	–	–

Ending Balance as of May 31, 2017	$11,800	$278,304	$3,078	$2,605	$5,186	$79	$255	$572	$119	$5

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(928)	$33,747	$(990)	$573	$190	$(548)	$(231)	$–	$–	$5

For the period ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended May 31, 2017, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0. The accompanying notes are an integral part of the financial statements

178	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Fund

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 67.5%

Consumer Discretionary — 5.2%
21st Century Fox America
8.150%, 10/17/2036	$2,015	$2,897
7.850%, 03/01/2039	3,470	4,919
7.750%, 01/20/2024	125	154
7.625%, 11/30/2028	2,411	3,188
7.430%, 10/01/2026	775	992
6.900%, 08/15/2039	2,450	3,233
6.750%, 01/09/2038	360	442
6.550%, 03/15/2033	2,170	2,727
6.400%, 12/15/2035	875	1,091
6.150%, 02/15/2041	1,250	1,549
Amazon.com
4.950%, 12/05/2044	2,015	2,364
AutoZone
3.750%, 06/01/2027	875	884
Charter Communications Operating LLC
6.484%, 10/23/2045	3,118	3,732
6.384%, 10/23/2035	4,410	5,172
5.375%, 05/01/2047 (A)	335	351
Comcast
6.950%, 08/15/2037	1,655	2,304
6.450%, 03/15/2037	3,470	4,568
6.400%, 05/15/2038	5,437	7,147
5.700%, 07/01/2019	100	108
5.650%, 06/15/2035	1,035	1,254
4.600%, 08/15/2045	835	899
4.400%, 08/15/2035	500	537
4.250%, 01/15/2033	2,805	2,987
4.200%, 08/15/2034	1,910	2,016
3.400%, 07/15/2046	1,764	1,583
Cox Communications
6.950%, 06/01/2038 (A)	3,328	3,737

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Cox Enterprises
7.375%, 07/15/2027 (A)	$1,300	$1,587
Discovery Communications LLC
4.875%, 04/01/2043	1,070	979
Ford Holdings
9.300%, 03/01/2030	885	1,230
Ford Motor
7.400%, 11/01/2046	625	810
5.291%, 12/08/2046	1,865	1,871
4.750%, 01/15/2043	805	759
General Motors
6.600%, 04/01/2036	1,445	1,666
6.250%, 10/02/2043	3,225	3,535
Grupo Televisa
6.125%, 01/31/2046	1,965	2,173
Home Depot
4.250%, 04/01/2046	1,545	1,651
4.200%, 04/01/2043	1,035	1,097
3.900%, 06/15/2047	2,620	2,647
Lowe’s
4.375%, 09/15/2045	975	1,043
4.050%, 05/03/2047	1,050	1,062
3.700%, 04/15/2046	1,965	1,881
McDonald’s MTN
4.700%, 12/09/2035	1,165	1,268
4.600%, 05/26/2045	850	903
4.450%, 03/01/2047	500	523
NBCUniversal Media LLC
6.400%, 04/30/2040	1,006	1,332
5.950%, 04/01/2041	2,075	2,626
Newell Brands
5.500%, 04/01/2046	350	415
Target
6.650%, 08/01/2028	435	547
Time Warner
6.100%, 07/15/2040	2,675	3,075
3.800%, 02/15/2027	1,035	1,033
Time Warner Cable
7.300%, 07/01/2038	755	963
6.750%, 06/15/2039	775	950
6.550%, 05/01/2037	1,000	1,192
5.875%, 11/15/2040	2,365	2,647
5.500%, 09/01/2041	2,935	3,136
Time Warner Cable LLC
4.500%, 09/15/2042	595	568
Viacom
5.850%, 09/01/2043	3,755	4,028
5.250%, 04/01/2044	255	255
4.850%, 12/15/2034	2,180	2,129
3.450%, 10/04/2026	450	435

		112,851

SEI Institutional Investments Trust / Annual Report / May 31, 2017	179

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Fund  (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)

Consumer Staples — 5.6%
Altria Group
5.375%, 01/31/2044	$1,710	$2,035
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	18,330	20,214
4.700%, 02/01/2036	10,000	10,898
Anheuser-Busch InBev Worldwide
4.950%, 01/15/2042	635	702
4.439%, 10/06/2048 (A)	1,417	1,475
Baylor Scott & White Holdings
2.650%, 11/15/2026	1,100	1,061
Bowdoin College
4.693%, 07/01/2112	5,584	5,236
Coca-Cola Femsa
3.875%, 11/26/2023	2,514	2,645
Constellation Brands
4.500%, 05/09/2047	245	249
CVS Health
5.125%, 07/20/2045	3,715	4,207
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)	6,550	8,506
General Mills
5.400%, 06/15/2040	815	947
Heineken
4.350%, 03/29/2047 (A)	725	750
Kaiser Foundation Hospitals
4.150%, 05/01/2047	1,780	1,826
Kraft Heinz Foods
6.875%, 01/26/2039	865	1,105
5.200%, 07/15/2045	2,780	2,980
5.000%, 07/15/2035	660	707
5.000%, 06/04/2042	2,550	2,665
4.375%, 06/01/2046	5,060	4,845
Kroger
4.450%, 02/01/2047	4,505	4,505
Massachusetts Institute of Technology
5.600%, 07/01/2111	665	865
Molson Coors Brewing
4.200%, 07/15/2046	3,150	3,029
Northwestern University
4.643%, 12/01/2044	150	177
PepsiCo
3.450%, 10/06/2046	2,336	2,165
Pernod Ricard
4.450%, 01/15/2022 (A)	675	728
Philip Morris International
6.375%, 05/16/2038	325	426
4.500%, 03/20/2042	3,665	3,848
4.250%, 11/10/2044	1,245	1,272
4.125%, 03/04/2043	1,125	1,120
3.875%, 08/21/2042	1,710	1,643

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Reynolds American
5.850%, 08/15/2045	$665	$805
Tufts University
5.017%, 04/15/2112	1,367	1,400
University of Southern California
5.250%, 10/01/2111	1,590	1,903
Walgreens Boots Alliance
4.800%, 11/18/2044	3,710	3,901
4.650%, 06/01/2046	1,300	1,340
Wal-Mart Stores
6.200%, 04/15/2038	2,650	3,556
5.625%, 04/01/2040	3,040	3,888
5.625%, 04/15/2041	1,635	2,098
4.750%, 10/02/2043	5,045	5,860
4.300%, 04/22/2044	2,505	2,728

		120,310

Energy — 8.2%
Alta Wind Holdings
7.000%, 06/30/2035 (A)	709	774
Anadarko Finance
7.500%, 05/01/2031	1,465	1,896
Anadarko Holding
7.150%, 05/15/2028	3,290	3,977
Anadarko Petroleum
6.600%, 03/15/2046	560	695
4.623%, 10/10/2036 (D)	11,000	4,641
4.500%, 07/15/2044	1,075	1,028
Apache
5.250%, 02/01/2042	310	338
5.100%, 09/01/2040	400	422
4.750%, 04/15/2043	1,995	2,033
BG Energy Capital
5.125%, 10/15/2041 (A)	1,650	1,838
Burlington Resources Finance
7.200%, 08/15/2031	25	34
Canadian Natural Resources
5.850%, 02/01/2035	150	166
3.850%, 06/01/2027	1,270	1,276
Canadian Natural Resources MTN
4.950%, 06/01/2047	425	432
Cenovus Energy
5.250%, 06/15/2037 (A)	1,205	1,181
5.200%, 09/15/2043	1,030	971
Columbia Pipeline Group
5.800%, 06/01/2045	570	682
Conoco Funding
7.250%, 10/15/2031	620	837
6.950%, 04/15/2029	1,410	1,845
ConocoPhillips
6.500%, 02/01/2039	480	622
5.900%, 05/15/2038	4,038	4,946

180	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.300%, 11/15/2044	$3,175	$3,231
Devon Energy
7.950%, 04/15/2032	285	379
5.600%, 07/15/2041	2,160	2,352
4.750%, 05/15/2042	2,290	2,287
Ecopetrol
5.875%, 05/28/2045	1,017	939
El Paso Natural Gas
8.375%, 06/15/2032	475	615
Encana
6.500%, 02/01/2038	2,370	2,754
Energy Transfer Partners
8.250%, 11/15/2029	1,825	2,404
6.125%, 12/15/2045	2,493	2,780
5.950%, 10/01/2043	2,995	3,255
5.300%, 04/15/2047	920	929
5.150%, 02/01/2043	1,000	988
4.900%, 03/15/2035	1,000	994
Eni
5.700%, 10/01/2040 (A)	2,930	3,042
Enterprise Products Operating LLC
6.650%, 10/15/2034	2,140	2,693
6.125%, 10/15/2039	360	434
5.700%, 02/15/2042	1,870	2,206
5.100%, 02/15/2045	2,275	2,484
4.950%, 10/15/2054	1,130	1,177
4.900%, 05/15/2046	2,810	3,002
4.850%, 03/15/2044	780	822
ExxonMobil
3.567%, 03/06/2045	1,555	1,496
Halliburton
5.000%, 11/15/2045	1,460	1,584
4.850%, 11/15/2035	750	803
Hess
5.600%, 02/15/2041	1,785	1,849
Kinder Morgan
5.550%, 06/01/2045	1,830	1,946
5.300%, 12/01/2034	3,941	4,118
5.050%, 02/15/2046	1,816	1,832
Kinder Morgan Energy Partners
6.375%, 03/01/2041	1,435	1,626
5.500%, 03/01/2044	145	152
Marathon Oil
6.600%, 10/01/2037	2,435	2,805
5.200%, 06/01/2045	1,475	1,483
Marathon Petroleum
6.500%, 03/01/2041	1,123	1,293
Motiva Enterprises
6.850%, 01/15/2040 (A)	2,005	2,410
MPLX
5.200%, 03/01/2047	415	430

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Noble Energy
5.250%, 11/15/2043	$3,390	$3,526
5.050%, 11/15/2044	2,090	2,166
Panhandle Eastern Pipeline
8.125%, 06/01/2019	725	803
Petro-Canada
6.800%, 05/15/2038	925	1,225
Petroleos Mexicanos
6.500%, 03/13/2027 (A)	2,400	2,619
6.500%, 06/02/2041	2,380	2,398
6.375%, 01/23/2045	3,510	3,482
5.625%, 01/23/2046	480	433
5.500%, 06/27/2044	470	421
Petroleos Mexicanos MTN
6.750%, 09/21/2047	3,588	3,682
Phillips 66
5.875%, 05/01/2042	1,860	2,228
4.875%, 11/15/2044	1,905	2,030
Phillips 66 Partners
4.900%, 10/01/2046	2,409	2,375
Sabine Pass Liquefaction LLC
5.625%, 03/01/2025	750	833
Schlumberger Holdings
4.000%, 12/21/2025 (A)	2,230	2,356
Shell International Finance
6.375%, 12/15/2038	2,427	3,245
4.550%, 08/12/2043	5,905	6,286
4.125%, 05/11/2035	1,905	1,978
3.750%, 09/12/2046	1,445	1,373
Southern Natural Gas
7.350%, 02/15/2031	1,223	1,558
Spectra Energy Capital
6.750%, 02/15/2032	1,510	1,749
Statoil
6.800%, 01/15/2028	150	195
6.500%, 12/01/2028 (A)	1,140	1,480
3.950%, 05/15/2043	1,875	1,864
Suncor Energy
6.500%, 06/15/2038	730	935
Sunoco Logistics Partners Operations
5.350%, 05/15/2045	1,190	1,210
5.300%, 04/01/2044	1,750	1,782
TC PipeLines
4.375%, 03/13/2025	1,000	1,050
Tennessee Gas Pipeline
8.375%, 06/15/2032	2,705	3,517
7.000%, 10/15/2028	4,662	5,667
Texas Eastern Transmission
7.000%, 07/15/2032	2,010	2,535
TransCanada PipeLines
7.250%, 08/15/2038	1,395	1,961
4.625%, 03/01/2034	1,825	1,981

SEI Institutional Investments Trust / Annual Report / May 31, 2017	181

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Transcontinental Gas Pipe Line
7.850%, 02/01/2026	$2,320	$3,040
7.250%, 12/01/2026	730	906
5.400%, 08/15/2041	1,695	1,891
4.450%, 08/01/2042	1,075	1,062
Valero Energy
10.500%, 03/15/2039	1,397	2,257
Williams Partners
4.300%, 03/04/2024	3,000	3,159

		177,486

Financials — 13.4%
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	2,412	3,219
American International Group
4.700%, 07/10/2035	485	513
4.500%, 07/16/2044	5,425	5,545
3.875%, 01/15/2035	1,870	1,793
Banco Santander
4.250%, 04/11/2027	400	409
Bank of America
6.110%, 01/29/2037	2,405	2,893
6.000%, 10/15/2036	5,225	6,563
5.750%, 12/01/2017	5,750	5,868
Bank of America MTN
5.875%, 02/07/2042	3,470	4,339
5.000%, 01/21/2044	2,250	2,539
4.875%, 04/01/2044	1,270	1,411
4.450%, 03/03/2026	140	146
4.244%, 04/24/2038 (B)	2,290	2,345
3.824%, 01/20/2028 (B)	1,355	1,376
3.705%, 04/24/2028 (B)	460	464
3.248%, 10/21/2027	2,265	2,197
Bank of New York Mellon MTN
3.442%, 02/07/2028 (B)	1,005	1,030
Barclays
4.836%, 05/09/2028	1,205	1,235
4.337%, 01/10/2028	1,965	2,031
Berkshire Hathaway
4.500%, 02/11/2043	1,858	2,045
Berkshire Hathaway Finance
4.400%, 05/15/2042	1,300	1,418
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	3,542	4,372
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	2,680	2,916
CDP Financial
5.600%, 11/25/2039 (A)	1,547	1,993
Chubb INA Holdings
6.700%, 05/15/2036	1,527	2,102
Cincinnati Financial
6.920%, 05/15/2028	4,484	5,846

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Citigroup
8.125%, 07/15/2039	$1,131	$1,706
6.875%, 02/15/2098	868	1,135
6.625%, 06/15/2032	2,070	2,580
4.750%, 05/18/2046	2,440	2,506
4.650%, 07/30/2045	115	123
4.600%, 03/09/2026	1,170	1,233
4.450%, 09/29/2027	2,180	2,272
4.400%, 06/10/2025	3,015	3,135
4.281%, 04/24/2048 (B)	555	558
4.125%, 07/25/2028	4,530	4,601
3.887%, 01/10/2028 (B)	1,915	1,952
Cooperatieve Rabobank UA
5.800%, 09/30/2110 (A)	400	488
Credit Suisse Group
4.282%, 01/09/2028 (A)	4,045	4,175
Discover Bank
8.700%, 11/18/2019	1,014	1,150
Discover Financial Services
4.100%, 02/09/2027	1,500	1,516
3.850%, 11/21/2022	3,261	3,355
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	225	282
Farmers Exchange Capital II
6.151%, 11/01/2053 (A)(B)	2,440	2,766
FMR
5.150%, 02/01/2043 (A)	2,750	3,097
General Electric MTN
5.875%, 01/14/2038	5,734	7,395
1.662%, 08/15/2036 (B)	1,250	1,122
Goldman Sachs Group
6.750%, 10/01/2037	5,820	7,443
6.250%, 02/01/2041	6,934	8,956
6.125%, 02/15/2033	6,380	7,940
5.150%, 05/22/2045	1,560	1,700
4.750%, 10/21/2045	2,290	2,495
3.850%, 01/26/2027	2,730	2,783
3.500%, 11/16/2026	1,590	1,584
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	5,845	6,256
Hartford Financial Services Group
6.625%, 03/30/2040	1,500	1,982
HBOS MTN
6.750%, 05/21/2018 (A)	4,050	4,222
HSBC Bank USA
7.000%, 01/15/2039	955	1,329
HSBC Bank USA MTN
5.625%, 08/15/2035	1,645	1,975
HSBC Holdings
6.500%, 09/15/2037	4,060	5,175
4.375%, 11/23/2026	1,315	1,369
4.041%, 03/13/2028 (B)	195	202

182	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
International Lease Finance
7.125%, 09/01/2018 (A)	$95	$101
JPMorgan Chase
6.400%, 05/15/2038	996	1,330
6.300%, 04/23/2019	1,775	1,915
5.600%, 07/15/2041	6,346	7,771
4.950%, 06/01/2045	1,055	1,154
4.260%, 02/22/2048 (B)	10	10
4.250%, 10/01/2027	495	519
3.900%, 07/15/2025	2,200	2,304
3.782%, 02/01/2028 (B)	5,955	6,107
3.625%, 12/01/2027	755	750
3.540%, 05/01/2028 (B)	2,925	2,940
KKR Group Finance II
5.500%, 02/01/2043 (A)	5,013	5,554
Liberty Mutual Group
6.500%, 03/15/2035 (A)	265	329
6.500%, 05/01/2042 (A)	4,299	5,501
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (A)	337	548
MetLife
6.400%, 12/15/2036	1,316	1,501
5.875%, 02/06/2041	1,240	1,565
4.875%, 11/13/2043	1,770	2,009
4.050%, 03/01/2045	3,626	3,661
Metropolitan Life Global Funding I
3.000%, 01/10/2023 (A)	640	652
Moody's
5.250%, 07/15/2044	2,290	2,632
Morgan Stanley
4.375%, 01/22/2047	585	605
3.625%, 01/20/2027	1,000	1,009
Morgan Stanley MTN
6.375%, 07/24/2042	2,699	3,580
6.250%, 08/09/2026	4,210	5,087
5.625%, 09/23/2019	5,775	6,222
4.350%, 09/08/2026	200	210
4.300%, 01/27/2045	4,310	4,401
3.875%, 04/29/2024	1,670	1,744
3.700%, 10/23/2024	1,410	1,455
Nationwide Mutual Insurance
4.950%, 04/22/2044 (A)	2,580	2,807
New York Life Insurance
6.750%, 11/15/2039 (A)	3,660	5,112
5.875%, 05/15/2033 (A)	1,852	2,331
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (A)	1,416	1,850
Prudential Financial MTN
5.800%, 11/16/2041	995	1,242
5.700%, 12/14/2036	3,607	4,416
Raymond James Financial
4.950%, 07/15/2046	1,130	1,191

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Santander UK Group Holdings
5.625%, 09/15/2045 (A)	$1,200	$1,313
TIAA of America
6.850%, 12/16/2039 (A)	189	263
4.900%, 09/15/2044 (A)	1,145	1,285
4.270%, 05/15/2047 (A)	2,010	2,061
Travelers
4.000%, 05/30/2047	1,155	1,179
UBS Group Funding Switzerland
4.253%, 03/23/2028 (A)	1,215	1,270
UniCredit MTN
4.625%, 04/12/2027 (A)	515	526
WEA Finance LLC
4.750%, 09/17/2044 (A)	1,300	1,302
Wells Fargo
5.606%, 01/15/2044	770	908
Wells Fargo Bank
6.000%, 11/15/2017	300	306
5.950%, 08/26/2036	1,000	1,252
5.850%, 02/01/2037	4,230	5,209
Wells Fargo MTN
4.900%, 11/17/2045	430	463
4.750%, 12/07/2046	325	343
4.650%, 11/04/2044	2,670	2,765
4.400%, 06/14/2046	2,330	2,327
4.300%, 07/22/2027	1,791	1,899
3.584%, 05/22/2028 (B)	3,585	3,628

		289,580

Health Care — 7.7%
Abbott Laboratories
4.900%, 11/30/2046	5,280	5,627
AbbVie
4.700%, 05/14/2045	3,130	3,240
4.500%, 05/14/2035	2,905	2,996
4.400%, 11/06/2042	1,670	1,659
4.300%, 05/14/2036	600	605
Aetna
4.750%, 03/15/2044	710	794
Allergan Funding SCS
4.750%, 03/15/2045	89	94
4.550%, 03/15/2035	2,545	2,639
3.850%, 06/15/2024	1,315	1,370
Amgen
4.950%, 10/01/2041	825	889
4.663%, 06/15/2051	2,830	2,920
4.563%, 06/15/2048	5,389	5,524
4.400%, 05/01/2045	1,520	1,538
Anthem
5.100%, 01/15/2044	10	11
4.650%, 01/15/2043	1,975	2,099
4.650%, 08/15/2044	250	267

SEI Institutional Investments Trust / Annual Report / May 31, 2017	183

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.500%, 08/15/2024	$2,300	$2,355
AstraZeneca
6.450%, 09/15/2037	2,787	3,745
Baxalta
5.250%, 06/23/2045	2,695	3,076
Baxter International
3.500%, 08/15/2046	2,105	1,879
Becton Dickinson
4.875%, 05/15/2044	400	401
Biogen
5.200%, 09/15/2045	880	980
Cardinal Health
4.500%, 11/15/2044	1,830	1,807
Celgene
5.000%, 08/15/2045	1,150	1,258
4.625%, 05/15/2044	3,600	3,687
Cleveland Clinic Foundation
4.858%, 01/01/2114	1,499	1,506
EMD Finance LLC
3.250%, 03/19/2025 (A)	3,170	3,185
Express Scripts Holding
4.800%, 07/15/2046	5,951	5,923
3.400%, 03/01/2027	850	817
Gilead Sciences
4.800%, 04/01/2044	2,030	2,162
4.750%, 03/01/2046	2,320	2,462
4.600%, 09/01/2035	1,845	1,951
4.500%, 02/01/2045	3,175	3,252
4.150%, 03/01/2047	2,290	2,225
GlaxoSmithKline Capital
6.375%, 05/15/2038	1,175	1,581
Hartford HealthCare
5.746%, 04/01/2044	4,200	4,825
Highmark
6.125%, 05/15/2041 (A)	3,705	3,535
Humana
4.950%, 10/01/2044	3,065	3,375
4.625%, 12/01/2042	385	404
Johnson & Johnson
4.500%, 12/05/2043	759	859
Medtronic
4.625%, 03/15/2045	6,003	6,662
4.375%, 03/15/2035	4,422	4,784
Merck
4.150%, 05/18/2043	3,460	3,653
Merck Sharp & Dohme MTN
5.760%, 05/03/2037	2,236	2,847
Mylan
5.250%, 06/15/2046	1,715	1,819
3.950%, 06/15/2026	1,495	1,500
New York and Presbyterian Hospital
4.763%, 08/01/2116	2,248	2,145

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.063%, 08/01/2056	$2,375	$2,274
North Shore-Long Island Jewish Health Care
4.800%, 11/01/2042	4,615	4,919
Novartis Capital
4.000%, 11/20/2045	3,170	3,287
NYU Hospitals Center
5.750%, 07/01/2043	710	885
4.428%, 07/01/2042	4,230	4,345
Pfizer
4.400%, 05/15/2044	500	538
4.125%, 12/15/2046	1,900	1,979
4.000%, 12/15/2036	1,860	1,937
Providence St. Joseph Health Obligated Group
3.744%, 10/01/2047	765	722
St. Barnabas
4.000%, 07/01/2028	4,375	4,380
Stryker
4.625%, 03/15/2046	885	945
4.100%, 04/01/2043	1,425	1,395
3.375%, 05/15/2024	1,145	1,174
Teva Pharmaceutical Finance Netherlands III
4.100%, 10/01/2046	5,593	4,930
3.150%, 10/01/2026	1,830	1,719
Thermo Fisher Scientific
3.150%, 01/15/2023	2,660	2,705
Toledo Hospital
4.982%, 11/15/2045	2,371	2,658
UnitedHealth Group
6.875%, 02/15/2038	2,010	2,818
6.625%, 11/15/2037	555	759
4.625%, 07/15/2035	1,265	1,415
4.250%, 04/15/2047	2,000	2,104
4.200%, 01/15/2047	1,335	1,399
Wyeth
6.000%, 02/15/2036	2,985	3,757
Wyeth LLC
5.950%, 04/01/2037	936	1,196

		167,172

Industrials — 5.0%
American Airlines, Pass-Through Trust,
Ser 2011-1, Cl A
5.250%, 01/31/2021	3	3
BAE Systems Holdings
4.750%, 10/07/2044 (A)	1,405	1,522
BAE Systems PLC
5.800%, 10/11/2041 (A)	945	1,138
Burlington Northern Santa Fe LLC
6.200%, 08/15/2036	3,150	4,124
6.150%, 05/01/2037	985	1,292
5.750%, 05/01/2040	555	701
5.150%, 09/01/2043	1,365	1,619

184	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.900%, 04/01/2044	$1,420	$1,643
4.400%, 03/15/2042	2,640	2,834
4.375%, 09/01/2042	1,430	1,534
4.125%, 06/15/2047	2,000	2,078
Canadian Pacific Railway
6.125%, 09/15/2115	4,880	6,049
Caterpillar
3.803%, 08/15/2042	970	965
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	4,353	4,788
CSX
4.750%, 05/30/2042	3,410	3,746
Delta Air Lines, Pass-Through Trust, Ser 2011-1, Cl A
5.300%, 04/15/2019	4	5
FedEx
7.600%, 07/01/2097	125	172
5.100%, 01/15/2044	275	304
4.400%, 01/15/2047	2,055	2,058
4.100%, 02/01/2045	275	265
3.900%, 02/01/2035	700	684
Fortive
4.300%, 06/15/2046 (A)	1,595	1,646
GE Capital International Funding Unlimited
4.418%, 11/15/2035	22,826	24,588
Johnson Controls International (C)
4.950%, 07/02/2064	1,645	1,752
4.625%, 07/02/2044	770	819
3.625%, 07/02/2024	1,095	1,138
Lockheed Martin
4.700%, 05/15/2046	4,870	5,434
4.070%, 12/15/2042	2,243	2,294
3.600%, 03/01/2035	2,655	2,611
Norfolk Southern
6.000%, 03/15/2105	2,322	2,757
6.000%, 05/23/2111	1,272	1,522
4.800%, 08/15/2043	1,410	1,567
4.450%, 06/15/2045	480	511
Northrop Grumman
4.750%, 06/01/2043	2,830	3,177
Northwest Airlines, Pass-Through Trust,
Ser 2001-1, Cl A1
7.041%, 04/01/2022	218	250
Parker-Hannifin MTN
4.450%, 11/21/2044	1,145	1,249
Siemens
4.400%, 05/27/2045 (A)	4,025	4,345
Siemens Financieringsmaatschappij
4.200%, 03/16/2047 (A)	2,180	2,277
United Technologies
5.700%, 04/15/2040	2,565	3,222

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.500%, 06/01/2042	$3,395	$3,693
3.750%, 11/01/2046	2,735	2,665
US Airways Pass-Through Trust, Ser 2010-1, Cl A
6.250%, 04/22/2023	1,225	1,366
WW Grainger
4.600%, 06/15/2045	1,170	1,260

		107,667

Information Technology — 4.1%
Activision Blizzard
4.500%, 06/15/2047	600	598
Apple
4.500%, 02/23/2036	1,180	1,315
4.450%, 05/06/2044	1,150	1,240
4.375%, 05/13/2045	7,500	8,040
4.250%, 02/09/2047	935	981
3.850%, 08/04/2046	420	417
Broadcom
3.875%, 01/15/2027 (A)	4,395	4,468
Cisco Systems
5.900%, 02/15/2039	2,620	3,405
Dell International LLC
8.350%, 07/15/2046 (A)	2,050	2,633
8.100%, 07/15/2036 (A)	760	957
Hewlett Packard Enterprise
6.350%, 10/15/2045	1,774	1,908
Intel
4.900%, 07/29/2045	3,360	3,864
4.800%, 10/01/2041	1,755	1,986
4.000%, 12/15/2032	655	707
Juniper Networks
5.950%, 03/15/2041	2,430	2,709
Microsoft
4.875%, 12/15/2043	3,822	4,414
4.750%, 11/03/2055	385	434
4.250%, 02/06/2047	4,084	4,348
4.100%, 02/06/2037	4,450	4,739
4.000%, 02/12/2055	5,346	5,318
3.950%, 08/08/2056	1,685	1,658
3.750%, 02/12/2045	1,000	982
3.700%, 08/08/2046	5,490	5,366
3.500%, 02/12/2035	720	719
3.450%, 08/08/2036	580	568
Oracle
4.500%, 07/08/2044	1,805	1,929
4.375%, 05/15/2055	4,180	4,345
4.300%, 07/08/2034	3,915	4,196
4.125%, 05/15/2045	870	882
4.000%, 07/15/2046	1,585	1,570
QUALCOMM
4.800%, 05/20/2045	1,416	1,527

SEI Institutional Investments Trust / Annual Report / May 31, 2017	185

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.300%, 05/20/2047	$3,212	$3,205
Visa
4.300%, 12/14/2045	2,215	2,396
4.150%, 12/14/2035	3,275	3,525

		87,349

Materials — 1.7%
Amcor Finance USA
3.625%, 04/28/2026 (A)	1,250	1,258
BHP Billiton Finance USA
5.000%, 09/30/2043	2,275	2,610
Dow Chemical
4.625%, 10/01/2044	1,000	1,060
4.375%, 11/15/2042	4,070	4,180
4.250%, 10/01/2034	2,110	2,158
Eastman Chemical
4.650%, 10/15/2044	770	810
Glencore Finance Canada
6.000%, 11/15/2041 (A)	2,795	3,055
International Paper
5.150%, 05/15/2046	1,290	1,433
LYB International Finance
4.875%, 03/15/2044	2,575	2,719
LyondellBasell Industries
4.625%, 02/26/2055	1,000	980
Monsanto
4.200%, 07/15/2034	745	753
3.950%, 04/15/2045	500	471
Nacional del Cobre de Chile
4.875%, 11/04/2044 (A)	1,120	1,175
4.250%, 07/17/2042 (A)	1,995	1,908
Newmont Mining
6.250%, 10/01/2039	1,135	1,363
5.875%, 04/01/2035	270	309
4.875%, 03/15/2042	1,755	1,836
Rio Tinto Finance USA
4.125%, 08/21/2042	120	122
Rohm & Haas
7.850%, 07/15/2029	3,660	5,137
Southern Copper
7.500%, 07/27/2035	1,000	1,222
5.875%, 04/23/2045	1,500	1,575

		36,134

Real Estate — 2.1%
Alexandria Real Estate Equities
3.900%, 06/15/2023	3,050	3,162
AvalonBay Communities MTN
3.900%, 10/15/2046	1,855	1,797
Brixmor Operating Partnership
3.900%, 03/15/2027	1,455	1,446

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Crown Castle International
4.750%, 05/15/2047	$500	$511
EPR Properties
4.500%, 06/01/2027	1,190	1,196
HCP
6.750%, 02/01/2041	970	1,231
4.250%, 11/15/2023	4,370	4,589
Healthcare Realty Trust
5.750%, 01/15/2021	525	577
Healthcare Trust of America Holdings
3.500%, 08/01/2026	1,740	1,707
Kimco Realty
4.250%, 04/01/2045	760	718
4.125%, 12/01/2046	1,900	1,752
Mid-America Apartments
3.600%, 06/01/2027	2,300	2,309
Nationwide Health Properties MTN
6.590%, 07/07/2038	1,310	1,562
Simon Property Group
6.750%, 02/01/2040	1,634	2,164
4.750%, 03/15/2042	1,385	1,466
4.250%, 11/30/2046	1,708	1,694
SL Green Realty
7.750%, 03/15/2020	775	873
5.000%, 08/15/2018	1,000	1,029
Ventas Realty
5.700%, 09/30/2043	5,465	6,361
VEREIT Operating Partnership
4.600%, 02/06/2024	2,150	2,242
Welltower
5.125%, 03/15/2043	6,564	7,035

		45,421

Telecommunication Services — 5.0%
America Movil
6.375%, 03/01/2035	480	586
4.375%, 07/16/2042	2,805	2,790
AT&T
6.000%, 08/15/2040	4,965	5,540
5.550%, 08/15/2041	3,020	3,239
5.450%, 03/01/2047	575	608
5.350%, 09/01/2040	326	341
5.250%, 03/01/2037	2,175	2,280
4.800%, 06/15/2044	6,703	6,495
4.750%, 05/15/2046	2,986	2,876
4.550%, 03/09/2049	1,572	1,456
4.500%, 05/15/2035	6,320	6,125
4.500%, 03/09/2048	6,703	6,198
4.350%, 06/15/2045	10,342	9,350
British Telecommunications
9.125%, 12/15/2030	2,070	3,164

186	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Deutsche Telekom International Finance
8.750%, 06/15/2030	$610	$909
4.875%, 03/06/2042 (A)	1,255	1,376
Rogers Communications
5.000%, 03/15/2044	2,010	2,243
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	4,113	3,726
Telefonica Emisiones SAU
5.213%, 03/08/2047	2,190	2,325
Verizon Communications
5.250%, 03/16/2037	4,165	4,442
5.050%, 03/15/2034	2,211	2,325
5.012%, 04/15/2049 (A)	2,057	2,073
5.012%, 08/21/2054	7,888	7,723
4.862%, 08/21/2046	2,353	2,339
4.812%, 03/15/2039 (A)	697	702
4.750%, 11/01/2041	825	815
4.672%, 03/15/2055	7,030	6,570
4.522%, 09/15/2048	7,523	7,073
4.400%, 11/01/2034	3,000	2,929
4.272%, 01/15/2036	4,385	4,197
3.850%, 11/01/2042	5,150	4,440
Vodafone Group
4.375%, 02/19/2043	1,080	1,052

		108,307

Utilities — 9.5%
AEP Texas
3.850%, 10/01/2025 (A)	1,000	1,047
Baltimore Gas & Electric
5.200%, 06/15/2033	3,178	3,606
Berkshire Hathaway Energy
6.500%, 09/15/2037	420	563
6.125%, 04/01/2036	6,910	8,831
5.150%, 11/15/2043	2,250	2,642
Black Hills
4.200%, 09/15/2046	500	489
Bruce Mansfield Unit 1 2007 Pass-Through Trust
6.850%, 06/01/2034	1,279	492
CenterPoint Energy Resources
6.250%, 02/01/2037	2,991	3,501
Commonwealth Edison
3.700%, 03/01/2045	1,649	1,618
Consolidated Edison of New York
6.750%, 04/01/2038	1,325	1,843
6.300%, 08/15/2037	1,440	1,895
4.450%, 03/15/2044	2,000	2,183
Dominion Energy
5.250%, 08/01/2033	3,830	4,298
4.900%, 08/01/2041	2,715	2,938

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Duke Energy Carolinas
6.100%, 06/01/2037	$3,090	$4,008
Duke Energy Carolinas LLC
5.300%, 02/15/2040	5,920	7,253
4.250%, 12/15/2041	1,500	1,598
3.875%, 03/15/2046	1,000	1,014
Duke Energy Florida
6.400%, 06/15/2038	450	614
6.350%, 09/15/2037	900	1,220
Duke Energy Indiana LLC
6.350%, 08/15/2038	800	1,060
4.900%, 07/15/2043	1,395	1,605
Duke Energy Progress LLC
4.375%, 03/30/2044	3,320	3,578
Duquesne Light Holdings
6.250%, 08/15/2035	3,125	3,427
5.900%, 12/01/2021 (A)	750	842
Electricite de France
6.000%, 01/22/2114 (A)	5,165	5,388
4.950%, 10/13/2045 (A)	3,095	3,246
4.750%, 10/13/2035 (A)	1,385	1,468
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	2,007	2,243
Enel Finance International
4.750%, 05/25/2047 (A)	285	287
Eversource Energy
2.800%, 05/01/2023	2,120	2,133
Exelon
4.950%, 06/15/2035	2,800	3,021
Exelon Generation LLC
5.750%, 10/01/2041	2,427	2,441
5.600%, 06/15/2042	2,905	2,886
FirstEnergy Transmission LLC
5.450%, 07/15/2044 (A)	2,670	3,035
Florida Power &Light
5.960%, 04/01/2039	2,920	3,803
5.690%, 03/01/2040	3,100	3,943
5.650%, 02/01/2037	2,500	3,154
5.400%, 09/01/2035	3,200	3,841
Georgia Power
5.950%, 02/01/2039	3,040	3,704
5.400%, 06/01/2040	4,497	5,179
4.300%, 03/15/2042	1,660	1,682
Indianapolis Power &Light
6.050%, 10/01/2036 (A)	1,291	1,515
4.875%, 11/01/2041 (A)	1,860	2,011
4.700%, 09/01/2045 (A)	1,530	1,657
4.500%, 06/01/2044 (A)	2,375	2,411
ITC Holdings
5.300%, 07/01/2043	1,970	2,281
3.250%, 06/30/2026	500	494

SEI Institutional Investments Trust / Annual Report / May 31, 2017	187

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Jersey Central Power & Light
6.400%, 05/15/2036	$1,425	$1,685
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,600	3,062
Kentucky Utilities
5.125%, 11/01/2040	1,835	2,198
KeySpan Gas East
5.819%, 04/01/2041 (A)	2,185	2,734
Metropolitan Edison
7.700%, 01/15/2019	350	380
MidAmerican Energy
6.750%, 12/30/2031	720	981
4.800%, 09/15/2043	1,725	1,999
4.400%, 10/15/2044	1,450	1,582
3.950%, 08/01/2047	845	864
MidAmerican Energy MTN
5.800%, 10/15/2036	765	955
MidAmerican Funding
6.927%, 03/01/2029	170	224
Monongahela Power
5.400%, 12/15/2043 (A)	740	892
Narragansett Electric
4.170%, 12/10/2042 (A)	1,990	2,001
Niagara Mohawk Power
4.119%, 11/28/2042 (A)	2,000	2,018
2.721%, 11/28/2022 (A)	700	705
NiSource Finance
5.950%, 06/15/2041	545	669
Northern States Power
6.250%, 06/01/2036	1,813	2,381
5.350%, 11/01/2039	2,695	3,309
3.400%, 08/15/2042	920	867
NSTAR Electric
4.400%, 03/01/2044	655	715
Oncor Electric Delivery LLC
5.300%, 06/01/2042	3,645	4,384
Pacific Gas & Electric
6.350%, 02/15/2038	1,000	1,330
6.250%, 03/01/2039	1,710	2,281
6.050%, 03/01/2034	4,540	5,834
4.600%, 06/15/2043	1,770	1,963
4.500%, 12/15/2041	1,660	1,787
PacifiCorp
6.000%, 01/15/2039	1,010	1,307
5.750%, 04/01/2037	1,472	1,845
Public Service Electric &Gas MTN
4.000%, 06/01/2044	1,000	1,020
Public Service of Colorado
6.500%, 08/01/2038	725	981
6.250%, 09/01/2037	1,500	1,987
Sempra Energy
6.000%, 10/15/2039	1,565	1,954

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southern California Edison
6.050%, 03/15/2039	$4,355	$5,712
4.500%, 09/01/2040	2,295	2,535
Southern California Gas
3.750%, 09/15/2042	1,180	1,170
Southern Gas Capital
5.875%, 03/15/2041	2,593	3,113
4.400%, 06/01/2043	1,000	1,005
3.950%, 10/01/2046	1,000	947
Southwestern Electric Power
6.200%, 03/15/2040	3,335	4,258
Union Electric
8.450%, 03/15/2039	2,010	3,197
Virginia Electric & Power
4.450%, 02/15/2044	2,500	2,716
3.450%, 02/15/2024	530	552

		206,087

Total Corporate Obligations (Cost $1,354,171) ($ Thousands)		1,458,364

U.S. TREASURY OBLIGATIONS — 21.0%
U.S. Treasury Bills(D)
0.857%, 08/10/2017	9,280	9,264
0.853%, 08/03/2017	12,595	12,575
0.823%, 09/07/2017 (E)	2,940	2,932
0.797%, 07/27/2017	3,495	3,490
U.S. Treasury Bonds
4.500%, 02/15/2036	14,730	19,094
4.500%, 05/15/2038	9,953	12,951
4.250%, 05/15/2039	610	766
3.875%, 08/15/2040	1,075	1,279
3.750%, 08/15/2041	7,345	8,588
3.750%, 11/15/2043	12,200	14,301
3.625%, 08/15/2043	14,522	16,661
3.625%, 02/15/2044	22,096	25,393
3.125%, 11/15/2041	13,150	13,894
3.125%, 02/15/2043	8,750	9,213
3.000%, 05/15/2045	21,262	21,843
3.000%, 02/15/2047	27,300	28,061
3.000%, 05/15/2047	28,135	28,938
2.500%, 02/15/2045	28,936	26,912
2.500%, 02/15/2046	53,085	49,214
2.500%, 05/15/2046	91,105	84,425
2.250%, 08/15/2046	23,050	20,198
U.S. Treasury Notes
2.375%, 05/15/2027	1,465	1,488
2.250%, 02/15/2027	4,622	4,639
1.625%, 02/15/2026	4,403	4,215
U.S. Treasury STRIPS
3.810%, 02/15/2045 (D)	8,205	3,617

188	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
2.813%, 08/15/2045 (D)	$6,740	$2,922
2.735%, 05/15/2039 (D)	25,500	13,792
1.788%, 05/15/2030 (D)	8,400	6,195
0.875%, 02/15/2047	6,185	6,189

Total U.S. Treasury Obligations (Cost $445,792) ($ Thousands)		453,049

MUNICIPAL BONDS — 6.0%

California — 2.6%
Bay Area, Toll Authority,Build America Project, RB
6.263%, 04/01/2049	1,200	1,697
California State, Build America Project, GO
7.550%, 04/01/2039	295	445
7.500%, 04/01/2034	5,300	7,655
City of San Francisco,Public Utilities Commission Water Revenue, Build America Project, Ser DE, RB
6.000%, 11/01/2040	3,805	4,779
LosAngeles, Unified School District, Build America Project, GO
5.750%, 07/01/2034	1,875	2,351
LosAngeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	990	1,482
LosAngeles, Community College District, Ser D, GO
6.680%, 08/01/2036	2,965	4,037
LosAngeles, Department of Water & Power, Build America Project, RB
6.574%, 07/01/2045	600	861
6.008%, 07/01/2039	5,000	6,266
LosAngeles, Unified School District, Build America Project, Ser RY,GO
6.758%, 07/01/2034	2,360	3,225
Regents of the University of California, Medical Center Pooled Revenue, Build America Project, Ser H, RB
6.548%, 05/15/2048	1,480	1,993
San Diego County, Water Authority, Build
America Project, RB
6.138%, 05/01/2049	1,175	1,564
Santa Clara Valley,Transportation Authority, Build America Project, RB
5.876%, 04/01/2032	1,115	1,382
State of California, Build America Project, GO
7.625%, 03/01/2040	1,540	2,313
7.350%, 11/01/2039	2,415	3,492
7.300%, 10/01/2039	1,000	1,441

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
University of California, Ser AD, RB
4.858%, 05/15/2112	$10,275	$10,545

		55,528

District of Columbia — 0.1%
District of Columbia Water & Sewer Authority, RB
4.814%, 10/01/2114	2,005	2,097

Florida — 0.2%
City of Gainesville, Build America Project, RB
6.024%, 10/01/2040	3,650	4,502

Georgia — 0.2%
Municipal Electric Authority of Georgia, Build America Project, RB
6.637%, 04/01/2057	3,511	4,217

Illinois — 0.4%
Illinois State, GO
5.100%, 06/01/2033	5,355	4,827
Illinois, Finance Authority, RB Callable 06/01/2022 @100
4.000%, 06/01/2047	1,260	1,274
Metropolitan Water Reclamation District of Greater Chicago, GO
5.720%, 12/01/2038	2,630	3,200

		9,301

Massachusetts — 0.2%
Commonwealth of Massachusetts, Build America Project, GO
4.910%, 05/01/2029	1,210	1,422
Commonwealth of Massachusetts, Build America Project, RB
5.731%, 06/01/2040	1,080	1,384
Commonwealth of Massachusetts, Ser D, GO
4.500%, 08/01/2031	1,000	1,132

		3,938

Michigan — 0.1%
Michigan State University,Build America Project, Ser B, RB
Callable 02/15/2030 @100
6.173%, 02/15/2050	2,000	2,451

SEI Institutional Investments Trust / Annual Report / May 31, 2017	189

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Missouri — 0.1%
Missouri, Joint Municipal Electric Utility Commission, Build America Project, Ser A, RB
6.890%, 01/01/2042	$600	$751
Missouri State, Health & Educational Facilities Authority,RB
3.086%, 09/15/2051	1,315	1,142

		1,893

New Jersey — 0.1%
New Jersey State, Turnpike Authority,Build
America Project, RB
7.414%, 01/01/2040	60	88
7.102%, 01/01/2041	1,300	1,856

		1,944

New York — 1.6%
City of New York, Build America Project, GO
5.517%, 10/01/2037	1,000	1,228
City of New York, Build America Project, GO Callable 10/01/2020 @100
5.817%, 10/01/2031	2,950	3,293
Metropolitan Transportation Authority,Build America Project, RB
6.548%, 11/15/2031	500	651
New York City,Municipal Water Finance Authority,Build America Project, RB
5.440%, 06/15/2043	2,360	3,001
New York City,Municipal Water Finance Authority, Build America Project, RB Callable 06/15/2020 @100
6.491%, 06/15/2042	6,630	7,453
New York City,Municipal Water Finance Authority,RB Callable 12/15/2020 @100
5.375%, 06/15/2043	600	678
New York City,Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	2,195	2,725
New York State, Dormitory Authority,Build America Project, RB
5.500%, 03/15/2030	3,295	3,926
5.289%, 03/15/2033	1,550	1,827
Port Authority of New York & New Jersey, RB
4.926%, 10/01/2051	725	842
4.458%, 10/01/2062	1,450	1,558
State of New York, Build America Project, RB
5.770%, 03/15/2039	6,035	7,401

		34,583

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Ohio — 0.0%
Ohio State University,Build America Project, Ser A, RB
4.800%, 06/01/2111	$115	$117

Pennsylvania — 0.1%
Commonwealth of Pennsylvania, Build America Project, Ser B, GO
5.450%, 02/15/2030	1,915	2,274

Texas — 0.3%
Dallas, Convention Center Hotel Development, Build America Project, RB
7.088%, 01/01/2042	600	794
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	930	1,109
North Texas, Tollway Authority,Build America Project, RB
6.718%, 01/01/2049	690	996
Texas Transportation Commission State Highway Fund, Build America Project, Ser B, RB
5.178%, 04/01/2030	2,110	2,512
University of Texas, Permanent University Fund, Build America Project, RB
5.262%, 07/01/2039	1,505	1,847

		7,258

Total Municipal Bonds (Cost $117,324) ($ Thousands)		130,103

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.6%
FHLB
5.625%, 06/11/2021	960	1,105
FHLMC
6.750%, 03/15/2031	7,545	10,981
6.250%, 07/15/2032	6,735	9,581
FNMA, PO MTN(D)
0.000%, 05/15/2030	8,380	5,648
Residual Funding STRIPS
3.286%, 04/15/2030 (D)	17,770	12,208
Tennessee Valley Authority
5.500%, 06/15/2038	305	408
5.250%, 09/15/2039	7,900	10,350
4.875%, 01/15/2048	635	789
4.250%, 09/15/2065	2,380	2,658
2.875%, 02/01/2027	1,105	1,134

190	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority STRIPS, PO
0.000%, 01/15/2038 (D)	$3,700	$1,786

Total U.S. Government Agency Obligations (Cost $52,647) ($ Thousands)		56,648

MORTGAGE-BACKED SECURITIES — 1.8%

Agency Mortgage-Backed Obligations — 1.7%
FHLMC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	169	186
FHLMC CMO, Ser 2004-2748, Cl ZT
5.500%, 02/15/2024	780	848
FHLMC CMO, Ser 2010-3756, Cl PZ
4.000%, 11/15/2040	6,482	7,128
FHLMC CMO,Ser 2013-4150,Cl JZ
3.000%, 01/15/2043	3,188	2,952
FHLMC Multifamily Structured Pass-Through Certificates, Ser K027, Cl A2
2.637%, 01/25/2023	4,380	4,479
FNMA
3.841%, 09/01/2020	3,153	3,330
3.762%, 12/01/2020	3,129	3,296
3.665%, 10/01/2020	3,101	3,264
3.583%, 09/01/2020	1,632	1,711
FNMA CMO,Ser 2004-12, Cl ZX
6.000%, 03/25/2034	1,061	1,275
FNMA CMO,Ser 2004-80, Cl XZ
5.000%, 11/25/2034	580	646
FNMA CMO,Ser 2007-68, Cl SC,IO
5.676%, 07/25/2037 (B)	46	8
GNMA ARM
2.125%, 06/20/2032 (B)	66	68
GNMA CMO,Ser 2004-93, Cl PC
5.000%, 04/16/2034	35	36
GNMA CMO,Ser 2009-8, Cl PS, IO
5.308%, 08/16/2038 (B)	116	13
GNMA CMO,Ser 2010-4, Cl NS, IO
5.398%, 01/16/2040 (B)	134	24
GNMA CMO,Ser 2011-70,Cl BO, PO
0.000%, 05/20/2041 (D)	9,206	7,642

		36,906

Non-Agency Mortgage-Backed Obligations — 0.1%
DSLA Mortgage Loan Trust, Ser 2005-AR2, Cl 2A1A
1.204%, 03/19/2045 (B)	119	108
Harborview Mortgage Loan Trust, Ser 2004-8,
Cl 2A4A
1.794%, 11/19/2034 (B)	189	173

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Harborview Mortgage Loan Trust, Ser 2005-11, Cl 2A1A
1.304%, 08/19/2045 (B)	$242	$232
Indymac Index Mortgage Loan Trust, Ser 2004- AR12, Cl A1
1.771%, 12/25/2034 (B)	103	87
Indymac Index Mortgage Loan Trust, Ser 2004- AR5, Cl 2A1B
1.791%, 08/25/2034 (B)	41	36
Indymac Index Mortgage Loan Trust, Ser 2004- AR6, Cl 6A1
3.608%, 10/25/2034 (B)	49	47
Indymac Index Mortgage Loan Trust, Ser 2004- AR7,Cl A2
1.851%, 09/25/2034 (B)	21	19
Indymac Index Mortgage Loan Trust, Ser 2005- AR18, Cl 2A1A
1.301%, 10/25/2036 (B)	13	10
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	18	18
Residential Asset Mortgage Products, Ser 2004-SL3, Cl A2
6.500%, 12/25/2031	20	20
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
3.231%, 12/25/2034 (B)	39	39
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR2, Cl 2A21
1.321%, 01/25/2045 (B)	121	118
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 1A3
3.168%, 04/25/2036 (B)	76	76

		983

Total Mortgage-Backed Securities (Cost $31,740) ($ Thousands)		37,889

SOVEREIGN DEBT — 0.7%
Israel Government AID Bond
5.500%, 09/18/2033	1,400	1,876
Panama Government International Bond
4.500%, 05/15/2047	320	326
Republic of Colombia
5.625%, 02/26/2044	1,215	1,328
5.000%, 06/15/2045	2,985	3,015
Republic of Uruguay
5.100%, 06/18/2050	2,095	2,108
United Mexican States
6.050%, 01/11/2040	236	275
5.750%, 10/12/2110	504	513

SEI Institutional Investments Trust / Annual Report / May 31, 2017	191

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
5.550%, 01/21/2045	$1,670	$1,847
4.750%, 03/08/2044	780	774
4.600%, 01/23/2046	1,015	987
4.350%, 01/15/2047	3,055	2,849

Total Sovereign Debt (Cost $15,383) ($ Thousands)		15,898

ASSET-BACKED SECURITIES — 0.5%

Mortgage Related Securities — 0.0%
Conseco Financial, Ser 1998-2, Cl A5
6.240%, 12/01/2028	33	34

Other Asset-Backed Securities — 0.5%
Citicorp Residential Mortgage Securities,
Ser 2007-1, Cl A5
5.640%, 03/25/2037	180	184
Education Loan Asset-Backed Trust I, Ser 2013- 1, Cl A2
1.791%, 04/26/2032 (A)(B)	2,765	2,695
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (A)	1,274	1,297
Nelnet Student Loan Trust, Ser 2014-2A, Cl A3
1.841%, 07/27/2037 (A)(B)	2,745	2,612
SLM Student Loan Trust, Ser 2011-1, Cl A2
2.174%, 10/25/2034 (B)	2,620	2,659

		9,447

Total Asset-Backed Securities (Cost $9,577) ($ Thousands)		9,481

	Shares

CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl A
0.620%**†	32,444,001	32,444

Total Cash Equivalent (Cost $32,444) ($ Thousands)		32,444

Total Investments — 101.6% (Cost $2,059,078) ($ Thousands)		$2,193,876

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(61)	Sep-2017	$(40)
U.S. 2-Year Treasury Note	(106)	Sep-2017	(22)
U.S. 5-Year Treasury Note	232	Sep-2017	45
U.S. Long Treasury Bond	(393)	Sep-2017	(498)
U.S. Ultra Long Treasury Bond	797	Sep-2017	1,167
Ultra 10-Year U.S. Treasury Note	16	Sep-2017	17

			$669

Percentages are based on Net Assets of $2,160,286 ($ Thousands).

**	Rate shown is the 7-day effective yield as of May 31, 2017.
†	Investment in Affiliated Security (see Note 6).
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $180,508 ($ Thousands), representing 8.4% of the Net Assets of the Fund.
(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2017.
(C)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2017. The coupon on a step bond changes on a specified date.
(D)	The rate reported is the effective yield at the time of purchase.
(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AID	— Agency for International Development
ARM	— Adjustable Rate Mortgage
Cl	— Class
CMO	— Collateralized Mortgage Obligation
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
IO	— Interest Only — face amount represents notional amount.
LLC	— Limited Liability Company
MTN	— Medium Term Note
PLC	— Public Limited Company
PO	— Principal Only
RB	— Revenue Bond
Ser	— Series
STRIPS	— Separately Traded Registered Interest and Principal Securities

192	SEI Institutional Investments Trust / Annual Report / May 31, 2017

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$1,458,364	$–	$1,458,364
U.S. Treasury Obligations	–	453,049	–	453,049
Municipal Bonds	–	130,103	–	130,103
U.S. Government Agency
Obligations	–	56,648	–	56,648
Mortgage-Backed Securities	–	37,889	–	37,889
Sovereign Debt	–	15,898	–	15,898
Asset-Backed Securities	–	9,481	–	9,481
Cash Equivalent	32,444	–	–	32,444

Total Investments in Securities	$32,444	$2,161,432	$–	$2,193,876

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$1,229	$—	$—	$1,229
Unrealized Depreciation	(560)	—	—	(560)

Total Other Financial Instruments	$669	$—	$—	$669

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	193

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Credit Fund

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 85.5%

Consumer Discretionary — 5.9%
21st Century Fox America
6.900%, 08/15/2039	$1,500	$1,979
6.750%, 01/09/2038	1,125	1,380
6.650%, 11/15/2037	2,280	2,934
6.200%, 12/15/2034	2,114	2,594
CBS
5.900%, 10/15/2040	40	47
Charter Communications Operating LLC
6.834%, 10/23/2055	140	173
6.484%, 10/23/2045	435	521
6.384%, 10/23/2035	1,000	1,173
Comcast
6.950%, 08/15/2037	7,999	11,135
6.550%, 07/01/2039	315	422
6.450%, 03/15/2037	4,030	5,305
6.400%, 05/15/2038	16,091	21,151
5.650%, 06/15/2035	4,725	5,727
4.750%, 03/01/2044	2,900	3,193
4.650%, 07/15/2042	3,835	4,137
4.600%, 08/15/2045	8,590	9,246
4.500%, 01/15/2043	3,965	4,196
4.250%, 01/15/2033	6,760	7,199
4.200%, 08/15/2034	18,330	19,343
Cox Communications
8.375%, 03/01/2039 (A)	2,528	3,301
Cox Enterprises
7.375%, 07/15/2027 (A)	500	610
CVS Health
5.300%, 12/05/2043	1,120	1,290
Darden Restaurants
6.800%, 10/15/2037	2,005	2,536
Discovery Communications LLC
6.350%, 06/01/2040	907	976

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.875%, 04/01/2043	$460	$421
Ford Motor
5.291%, 12/08/2046	3,290	3,301
General Motors
5.200%, 04/01/2045	1,640	1,597
Grupo Televisa
6.625%, 01/15/2040	20	23
Home Depot
5.950%, 04/01/2041	690	908
5.875%, 12/16/2036	2,383	3,099
4.875%, 02/15/2044	855	995
4.400%, 03/15/2045	7,390	8,033
4.250%, 04/01/2046	6,686	7,144
4.200%, 04/01/2043	4,890	5,182
3.900%, 06/15/2047	6,430	6,498
3.750%, 02/15/2024	4,970	5,321
3.350%, 09/15/2025	2,285	2,386
Kohl’s
5.550%, 07/17/2045	2,119	1,923
Lowe’s
4.375%, 09/15/2045	3,725	3,983
4.250%, 09/15/2044	3,750	3,909
4.050%, 05/03/2047	11,531	11,666
3.700%, 04/15/2046	2,622	2,510
NBCUniversal Media LLC
5.950%, 04/01/2041	1,950	2,468
4.450%, 01/15/2043	4,530	4,759
4.375%, 04/01/2021	65	70
2.875%, 01/15/2023	225	230
NIKE
3.625%, 05/01/2043	1,670	1,600
QVC
5.950%, 03/15/2043	2,590	2,458
5.450%, 08/15/2034	495	464
Target
6.650%, 08/01/2028	355	446
6.500%, 10/15/2037	2,601	3,482
4.000%, 07/01/2042	6,355	6,336
Thomson Reuters
4.500%, 05/23/2043	290	289
Time Warner
6.500%, 11/15/2036	1,450	1,774
6.200%, 03/15/2040	220	255
6.100%, 07/15/2040	880	1,011
Time Warner Cable
6.550%, 05/01/2037	10	12
5.875%, 11/15/2040	150	168
Time Warner Entertainment
8.375%, 07/15/2033	1,620	2,239
Viacom
5.250%, 04/01/2044	190	190
4.850%, 12/15/2034	300	293

194	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Walt Disney
4.125%, 12/01/2041	$2,315	$2,405
Walt Disney MTN
4.125%, 06/01/2044	2,440	2,541
1.850%, 07/30/2026	1,520	1,389

		214,346

Consumer Staples — 9.4%
Acwa Power Management And Investments One
5.950%, 12/15/2039 (A)	1,290	1,314
Altria Group
10.200%, 02/06/2039	2,501	4,299
9.950%, 11/10/2038	1,665	2,815
4.250%, 08/09/2042	420	429
3.875%, 09/16/2046	4,708	4,499
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	55,628	61,347
4.700%, 02/01/2036	39,581	43,134
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	1,245	1,918
8.000%, 11/15/2039	300	459
4.950%, 01/15/2042	1,805	1,994
4.439%, 10/06/2048 (A)	1,567	1,631
3.750%, 07/15/2042	670	633
Baptist Health South Florida
4.342%, 11/15/2041	610	615
Baylor Scott & White Holdings
2.650%, 11/15/2026	1,235	1,191
Bowdoin College
4.693%, 07/01/2112	4,071	3,818
California Institute of Technology
4.700%, 11/01/2111	1,000	1,009
Coca-Cola
2.250%, 09/01/2026	3,020	2,878
Coca-Cola Femsa
5.250%, 11/26/2043	3,070	3,507
Costco Wholesale
3.000%, 05/18/2027	2,895	2,910
CVS Health
5.125%, 07/20/2045	1,000	1,133
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)	2,868	3,725
Diageo Capital
5.875%, 09/30/2036	485	625
3.875%, 04/29/2043	4,560	4,567
Ford Foundation
3.859%, 06/01/2047	2,500	2,590
Grupo Bimbo
4.875%, 06/27/2044 (A)	560	555
Hamilton College
4.750%, 07/01/2113	3,516	3,329

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Hershey
3.375%, 08/15/2046	$2,215	$2,045
Kaiser Foundation Hospitals
4.150%, 05/01/2047	6,810	6,987
Kimberly-Clark
5.300%, 03/01/2041	555	683
3.900%, 05/04/2047	5,100	5,163
Kraft Heinz Foods
7.125%, 08/01/2039 (A)	325	429
6.750%, 03/15/2032	415	517
4.375%, 06/01/2046	1,060	1,015
Massachusetts Institute of Technology
5.600%, 07/01/2111	3,400	4,423
3.959%, 07/01/2038	1,927	2,078
Northwestern University
3.688%, 12/01/2038	2,070	2,167
NYU Hospitals Center
4.368%, 07/01/2047	1,950	2,005
PepsiCo
4.600%, 07/17/2045	4,280	4,752
4.250%, 10/22/2044	1,000	1,053
4.000%, 05/02/2047	5,504	5,590
3.450%, 10/06/2046	17,025	15,779
3.000%, 08/25/2021	16	17
Philip Morris International
6.375%, 05/16/2038	420	550
4.875%, 11/15/2043	765	849
4.500%, 03/20/2042	8,840	9,282
4.375%, 11/15/2041	1,750	1,809
4.250%, 11/10/2044	5,616	5,738
4.125%, 03/04/2043	9,035	8,994
3.875%, 08/21/2042	2,795	2,686
President and Fellows of Harvard College
6.500%, 01/15/2039 (A)	1,820	2,652
3.619%, 10/01/2037	400	415
3.300%, 07/15/2056	2,520	2,387
Princeton University
5.700%, 03/01/2039	1,399	1,912
Reynolds American
8.125%, 05/01/2040	1,140	1,591
6.150%, 09/15/2043	20	25
Roche Holdings
2.375%, 01/28/2027 (A)	3,815	3,651
Tufts University
5.017%, 04/15/2112	1,212	1,242
Tyson Foods
4.550%, 06/02/2047	400	410
University of Chicago
4.411%, 10/01/2044	715	719
University of Southern California
3.841%, 10/01/2047	1,580	1,634
3.028%, 10/01/2039	2,300	2,156

SEI Institutional Investments Trust / Annual Report / May 31, 2017	195

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Walgreen
4.400%, 09/15/2042	$30	$30
Walgreens Boots Alliance
4.800%, 11/18/2044	1,190	1,251
4.650%, 06/01/2046	945	974
Wal-Mart Stores
6.500%, 08/15/2037	8,089	11,193
6.200%, 04/15/2038	6,030	8,093
5.625%, 04/01/2040	5,750	7,353
5.625%, 04/15/2041	1,800	2,309
5.000%, 10/25/2040	19,965	23,723
4.750%, 10/02/2043	7,200	8,363
4.300%, 04/22/2044	2,235	2,434
4.000%, 04/11/2043	7,960	8,283
Wesleyan University
4.781%, 07/01/2116	3,550	3,474

		337,809

Energy — 6.1%
Anadarko Petroleum
6.450%, 09/15/2036	2,865	3,411
6.200%, 03/15/2040	263	303
4.579%, 10/10/2036 (B)	15,000	6,329
Apache
6.900%, 09/15/2018	10	11
BG Energy Capital
5.125%, 10/15/2041 (A)	5,840	6,504
BP Capital Markets
3.994%, 09/26/2023	2,035	2,174
3.723%, 11/28/2028	3,865	3,996
3.535%, 11/04/2024	4,705	4,867
Buckeye Partners
5.850%, 11/15/2043	70	77
Canadian Natural Resources
3.850%, 06/01/2027	4,105	4,124
Canadian Oil Sands
6.000%, 04/01/2042 (A)	2,375	2,456
Cenovus Energy
5.200%, 09/15/2043	545	514
Chevron
2.954%, 05/16/2026	2,430	2,429
Cimarex Energy
3.900%, 05/15/2027	2,410	2,450
Conoco Funding
6.950%, 04/15/2029	2,798	3,662
ConocoPhillips
6.500%, 02/01/2039	12,186	15,801
5.900%, 05/15/2038	2,400	2,940
4.300%, 11/15/2044	7,870	8,008
ConocoPhillips Canada Funding I
5.950%, 10/15/2036	1,040	1,281

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Devon Energy
5.600%, 07/15/2041	$900	$980
Devon Financing
7.875%, 09/30/2031	2,825	3,755
Ecopetrol
5.875%, 05/28/2045	1,280	1,182
Energy Transfer Partners
8.250%, 11/15/2029	750	988
6.050%, 06/01/2041	1,010	1,107
4.900%, 03/15/2035	82	81
Eni
5.700%, 10/01/2040 (A)	2,620	2,721
EnLink Midstream Partners
5.050%, 04/01/2045	1,910	1,853
Enterprise Products Operating LLC
6.450%, 09/01/2040	705	883
5.950%, 02/01/2041	1,870	2,254
5.750%, 03/01/2035	185	210
5.700%, 02/15/2042	3,102	3,659
ExxonMobil
4.114%, 03/01/2046	4,892	5,139
3.567%, 03/06/2045	12,045	11,586
Kinder Morgan
5.550%, 06/01/2045	845	898
Marathon Petroleum
5.000%, 09/15/2054	1,030	946
Motiva Enterprises
6.850%, 01/15/2040 (A)	4,710	5,662
MPLX
5.200%, 03/01/2047	2,390	2,478
Noble Energy
6.000%, 03/01/2041	360	411
5.250%, 11/15/2043	400	416
Occidental Petroleum
4.400%, 04/15/2046	3,280	3,416
4.100%, 02/15/2047	3,880	3,853
Petroleos Mexicanos
6.500%, 03/13/2027 (A)	545	595
5.625%, 01/23/2046	1,266	1,142
Petroleos Mexicanos MTN
6.750%, 09/21/2047	465	477
Phillips 66
4.650%, 11/15/2034	2,642	2,792
Schlumberger Holdings
4.000%, 12/21/2025 (A)	3,000	3,170
Shell International Finance
6.375%, 12/15/2038	6,206	8,298
5.500%, 03/25/2040	2,500	3,028
4.550%, 08/12/2043	6,145	6,542
4.375%, 05/11/2045	5,005	5,267
4.125%, 05/11/2035	4,871	5,056
4.000%, 05/10/2046	6,595	6,517

196	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.750%, 09/12/2046	$10,209	$9,703
3.625%, 08/21/2042	305	285
Southern Natural Gas
7.350%, 02/15/2031	2,215	2,822
Spectra Energy Capital
6.750%, 02/15/2032	800	926
Spectra Energy Partners
5.950%, 09/25/2043	160	186
Statoil
6.500%, 12/01/2028 (A)	2,490	3,232
5.250%, 04/15/2019	50	53
5.100%, 08/17/2040	1,415	1,635
4.800%, 11/08/2043	1,534	1,737
3.950%, 05/15/2043	1,430	1,422
Suncor Energy
5.950%, 12/01/2034	740	891
TC PipeLines
4.375%, 03/13/2025	1,300	1,364
Tengizchevroil Finance International
4.000%, 08/15/2026 (A)	1,165	1,134
Tennessee Gas Pipeline
8.375%, 06/15/2032	2,200	2,860
TransCanada PipeLines
7.250%, 08/15/2038	1,765	2,481
6.100%, 06/01/2040	1,660	2,113
5.000%, 10/16/2043	1,275	1,464
4.625%, 03/01/2034	10,968	11,904
Valero Energy
10.500%, 03/15/2039	836	1,351
Williams Partners
6.300%, 04/15/2040	50	59
5.800%, 11/15/2043	1,435	1,607
5.400%, 03/04/2044	1,000	1,066

		218,994

Financials — 17.9%
AIA Group MTN
4.875%, 03/11/2044 (A)	2,572	2,834
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	5,570	7,433
Allstate
4.200%, 12/15/2046	4,325	4,540
American Express
4.050%, 12/03/2042	750	760
American Express Credit MTN
3.300%, 05/03/2027	985	986
American International Group
4.700%, 07/10/2035	630	666
Bank of America
7.750%, 05/14/2038	1,275	1,807
6.500%, 07/15/2018	265	279
6.110%, 01/29/2037	3,965	4,768

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.000%, 10/15/2036	$2,655	$3,335
Bank of America MTN
5.875%, 02/07/2042	5,200	6,502
5.000%, 01/21/2044	2,900	3,273
4.875%, 04/01/2044	1,690	1,878
4.450%, 03/03/2026	740	773
4.443%, 01/20/2048 (C)	1,010	1,048
4.244%, 04/24/2038 (C)	2,090	2,140
4.100%, 07/24/2023	340	360
3.950%, 04/21/2025	300	305
3.824%, 01/20/2028 (C)	6,035	6,127
3.705%, 04/24/2028 (C)	450	454
3.248%, 10/21/2027	2,850	2,764
Bank of New York Mellon MTN
4.600%, 01/15/2020	50	53
3.442%, 02/07/2028 (C)	1,300	1,332
Bank One Capital III
8.750%, 09/01/2030	655	961
Barclays
4.950%, 01/10/2047	2,900	3,107
4.836%, 05/09/2028	1,100	1,127
Berkshire Hathaway
4.500%, 02/11/2043	8,813	9,699
3.400%, 01/31/2022	56	59
Berkshire Hathaway Finance
5.750%, 01/15/2040	2,080	2,654
4.400%, 05/15/2042	2,250	2,454
4.300%, 05/15/2043	2,885	3,081
Blackstone Holdings Finance (A)
6.250%, 08/15/2042	1,879	2,319
5.000%, 06/15/2044	5,420	5,815
4.450%, 07/15/2045	700	696
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	7,376	8,025
CDP Financial
5.600%, 11/25/2039 (A)	2,513	3,238
Chubb
6.500%, 05/15/2038	1,110	1,529
Chubb INA Holdings
6.700%, 05/15/2036	4,870	6,705
4.350%, 11/03/2045	5,360	5,855
Cincinnati Financial
6.920%, 05/15/2028	2,518	3,283
6.125%, 11/01/2034	3,553	4,332
Citigroup
8.125%, 07/15/2039	2,673	4,031
6.875%, 02/15/2098	1,087	1,421
6.675%, 09/13/2043	2,601	3,411
6.125%, 08/25/2036	690	837
4.650%, 07/30/2045	1,539	1,643
4.450%, 09/29/2027	8,180	8,527

SEI Institutional Investments Trust / Annual Report / May 31, 2017	197

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Citigroup Capital III
7.625%, 12/01/2036	$895	$1,064
CME Group
5.300%, 09/15/2043	5,165	6,385
Cooperatieve Rabobank UA
5.800%, 09/30/2110 (A)	675	824
4.625%, 12/01/2023	1,670	1,798
4.375%, 08/04/2025	1,285	1,351
Cooperatieve Rabobank UA MTN
5.250%, 05/24/2041	2,671	3,244
Credit Suisse Group
4.282%, 01/09/2028 (A)	3,750	3,871
DaimlerChrysler
8.500%, 01/18/2031	150	228
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	800	1,003
Farmers Exchange Capital II
6.151%, 11/01/2053 (A)(C)	3,970	4,501
Farmers Exchange Capital III
5.454%, 10/15/2054 (A)(C)	1,000	1,045
First Union Capital II
7.950%, 11/15/2029	695	930
FMR (A)
5.150%, 02/01/2043	260	293
4.950%, 02/01/2033	250	278
General Electric MTN
6.750%, 03/15/2032	106	147
6.150%, 08/07/2037	81	107
5.875%, 01/14/2038	15,225	19,634
Goldman Sachs Group
6.750%, 10/01/2037	5,075	6,490
6.345%, 02/15/2034	4,005	4,894
6.250%, 02/01/2041	8,666	11,193
6.125%, 02/15/2033	19,495	24,264
5.950%, 01/18/2018	1,000	1,026
4.750%, 10/21/2045	5,545	6,041
3.850%, 01/26/2027	5,220	5,322
3.750%, 05/22/2025	2,250	2,303
3.625%, 01/22/2023	215	223
Goldman Sachs Group MTN
5.375%, 03/15/2020	175	190
4.800%, 07/08/2044	7,615	8,274
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	2,755	2,949
HSBC Bank USA
7.650%, 05/01/2025	2,115	2,630
7.000%, 01/15/2039	3,870	5,385
5.875%, 11/01/2034	7,660	9,423
HSBC Holdings
6.800%, 06/01/2038	1,350	1,789
6.500%, 09/15/2037	6,970	8,884
6.100%, 01/14/2042	965	1,251

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.000%, 05/22/2027 (C)	$1,110	$1,133
5.250%, 03/14/2044	10,630	11,970
4.041%, 03/13/2028 (C)	1,120	1,159
Intercontinental Exchange
3.750%, 12/01/2025	1,155	1,218
JPMorgan Chase
6.400%, 05/15/2038	12,525	16,718
5.600%, 07/15/2041	5,180	6,343
5.500%, 10/15/2040	9,425	11,380
5.400%, 01/06/2042	8,400	10,081
4.250%, 10/15/2020	300	319
3.900%, 07/15/2025	500	524
3.782%, 02/01/2028 (C)	10,470	10,736
3.625%, 12/01/2027	1,375	1,366
3.540%, 05/01/2028 (C)	2,550	2,563
3.375%, 05/01/2023	250	255
3.300%, 04/01/2026	4,190	4,174
3.200%, 01/25/2023	200	204
3.200%, 06/15/2026	3,760	3,717
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	4,074	4,514
KKR Group Finance III
5.125%, 06/01/2044 (A)	4,702	4,974
Lincoln National
6.300%, 10/09/2037	100	124
6.150%, 04/07/2036	3	4
Lloyds Banking Group
5.300%, 12/01/2045	759	849
Macquarie Group (A)
6.250%, 01/14/2021	40	45
6.000%, 01/14/2020	100	109
Massachusetts Mutual Life Insurance (A)
8.875%, 06/01/2039	605	984
4.900%, 04/01/2077	530	562
MetLife
10.750%, 08/01/2039	1,215	1,981
6.500%, 12/15/2032	350	460
5.875%, 02/06/2041	2,315	2,921
5.700%, 06/15/2035	8,975	11,054
4.875%, 11/13/2043	4,465	5,067
4.721%, 12/15/2044	4,190	4,641
4.050%, 03/01/2045	1,225	1,237
MetLife Capital Trust IV
7.875%, 12/15/2037 (A)	220	290
Metropolitan Life Insurance
7.800%, 11/01/2025 (A)	1,500	1,966
Morgan Stanley
7.250%, 04/01/2032	155	214
4.375%, 01/22/2047	7,445	7,700
3.625%, 01/20/2027	3,025	3,052
Morgan Stanley MTN
6.375%, 07/24/2042	7,880	10,451

198	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.250%, 08/09/2026	$8,221	$9,933
4.300%, 01/27/2045	10,550	10,773
4.000%, 07/23/2025	6,035	6,314
3.875%, 04/29/2024	635	663
3.700%, 10/23/2024	3,405	3,514
3.125%, 07/27/2026	3,540	3,439
2.553%, 10/24/2023 (C)	1,485	1,509
Mutual of Omaha Insurance
4.297%, 07/15/2054 (A)(C)	1,300	1,321
National Rural Utilities Cooperative Finance
4.023%, 11/01/2032	4,517	4,865
Nationwide Building Society
4.000%, 09/14/2026 (A)	1,055	1,057
Nationwide Financial Services
5.300%, 11/18/2044 (A)	1,045	1,183
Nationwide Mutual Insurance (A)
9.375%, 08/15/2039	1,510	2,509
4.950%, 04/22/2044	2,505	2,725
New York Life Insurance (A)
6.750%, 11/15/2039	5,615	7,842
5.875%, 05/15/2033	4,447	5,598
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (A)	2,415	3,156
Pacific Life Insurance
9.250%, 06/15/2039 (A)	1,588	2,573
PNC Bank
3.800%, 07/25/2023	450	475
PNC Bank MTN
3.250%, 06/01/2025	4,945	5,050
PNC Financial Services Group
6.700%, 06/10/2019	100	109
Prudential Financial MTN
6.625%, 06/21/2040	285	385
5.700%, 12/14/2036	6,654	8,147
Prudential Insurance of America
8.300%, 07/01/2025 (A)	1,000	1,331
Raymond James Financial
4.950%, 07/15/2046	1,250	1,318
Swiss Re Treasury US
4.250%, 12/06/2042 (A)	6,581	6,705
TIAA of America (A)
6.850%, 12/16/2039	271	377
4.900%, 09/15/2044	7,930	8,897
4.270%, 05/15/2047	6,683	6,854
Travelers
6.750%, 06/20/2036	3,148	4,341
5.350%, 11/01/2040	1,565	1,925
4.000%, 05/30/2047	1,555	1,588
3.750%, 05/15/2046	2,340	2,292
Travelers MTN
6.250%, 06/15/2037	1,205	1,602

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Trinity Acquisition
6.125%, 08/15/2043	$50	$58
US Bancorp MTN
4.125%, 05/24/2021	22	24
Validus Holdings
8.875%, 01/26/2040	1,300	1,860
Wachovia
6.600%, 01/15/2038	5,445	7,327
5.850%, 02/01/2037	12,081	14,878
5.750%, 06/15/2017	150	150
Wells Fargo
5.606%, 01/15/2044	5,818	6,861
3.900%, 05/01/2045	10,877	10,773
3.000%, 04/22/2026	2,160	2,112
Wells Fargo Bank
5.950%, 08/26/2036	5,315	6,653
Wells Fargo MTN
4.900%, 11/17/2045	3,450	3,712
4.750%, 12/07/2046	7,526	7,946
4.650%, 11/04/2044	4,600	4,764
4.600%, 04/01/2021	40	43
4.400%, 06/14/2046	5,660	5,652
4.300%, 07/22/2027	9,092	9,639
3.584%, 05/22/2028 (C)	6,241	6,316
XLIT
5.250%, 12/15/2043	2,770	3,108

		647,765

Health Care — 9.6%
Abbott Laboratories
4.900%, 11/30/2046	5,405	5,761
AbbVie
4.700%, 05/14/2045	280	290
4.500%, 05/14/2035	1,410	1,454
4.400%, 11/06/2042	555	552
Aetna
6.750%, 12/15/2037	906	1,242
4.750%, 03/15/2044	4,440	4,968
4.125%, 11/15/2042	2,020	2,033
Allergan Funding SCS
4.850%, 06/15/2044	625	665
4.550%, 03/15/2035	1,600	1,659
Allina Health System
4.805%, 11/15/2045	1,616	1,768
Amgen
4.563%, 06/15/2048	1,425	1,461
4.400%, 05/01/2045	1,060	1,072
Anthem
6.375%, 06/15/2037	1,430	1,809
4.650%, 08/15/2044	1,600	1,705
4.625%, 05/15/2042	300	316

SEI Institutional Investments Trust / Annual Report / May 31, 2017	199

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ascension Health
4.847%, 11/15/2053	$520	$589
3.945%, 11/15/2046	2,105	2,094
AstraZeneca
6.450%, 09/15/2037	6,915	9,291
4.375%, 11/16/2045	3,850	4,113
4.000%, 09/18/2042	1,435	1,438
Baylor Scott & White Holdings
4.185%, 11/15/2045	3,435	3,496
Becton Dickinson
4.875%, 05/15/2044	1,000	1,004
Celgene
5.250%, 08/15/2043	670	737
4.625%, 05/15/2044	780	799
Cigna
5.875%, 03/15/2041	65	81
City of Hope
5.623%, 11/15/2043	850	1,024
Cleveland Clinic Foundation
4.858%, 01/01/2114	3,656	3,673
Covidien International Finance
6.550%, 10/15/2037	705	924
Eli Lilly
3.950%, 05/15/2047	8,937	9,160
3.100%, 05/15/2027	2,445	2,478
Express Scripts Holding
4.800%, 07/15/2046	4,780	4,757
Gilead Sciences
4.800%, 04/01/2044	3,225	3,435
4.750%, 03/01/2046	8,605	9,133
4.600%, 09/01/2035	2,810	2,971
4.500%, 02/01/2045	10,830	11,092
4.150%, 03/01/2047	3,615	3,511
4.000%, 09/01/2036	2,775	2,742
2.950%, 03/01/2027	1,900	1,841
GlaxoSmithKline Capital
6.375%, 05/15/2038	8,869	11,930
Hartford HealthCare
5.746%, 04/01/2044	2,130	2,447
Highmark (A)
6.125%, 05/15/2041	1,560	1,489
4.750%, 05/15/2021	1,330	1,372
Humana
8.150%, 06/15/2038	1,510	2,178
4.800%, 03/15/2047	810	877
4.625%, 12/01/2042	55	58
Johns Hopkins Health System
3.837%, 05/15/2046	640	635
Johnson & Johnson
4.500%, 12/05/2043	1,000	1,132
4.375%, 12/05/2033	8,300	9,390
3.625%, 03/03/2037	7,950	8,200

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Medtronic
4.625%, 03/15/2044	$6,416	$7,053
4.625%, 03/15/2045	21,372	23,717
4.375%, 03/15/2035	15,061	16,295
Merck
6.550%, 09/15/2037	1,000	1,381
4.150%, 05/18/2043	3,050	3,220
3.700%, 02/10/2045	15,095	14,916
3.600%, 09/15/2042	850	827
2.750%, 02/10/2025	2,180	2,185
Merck Sharp &Dohme MTN
5.760%, 05/03/2037	1,276	1,625
Mylan
5.250%, 06/15/2046	1,695	1,797
New York and Presbyterian Hospital
4.763%, 08/01/2116	2,962	2,825
4.063%, 08/01/2056	2,200	2,107
North Shore-Long Island Jewish Health Care
4.800%, 11/01/2042	2,400	2,558
Novartis Capital
4.400%, 05/06/2044	8,375	9,288
NYU Hospitals Center
5.750%, 07/01/2043	2,040	2,542
4.428%, 07/01/2042	2,650	2,722
Pfizer
7.200%, 03/15/2039	1,480	2,171
4.400%, 05/15/2044	5,495	5,912
4.300%, 06/15/2043	2,640	2,796
4.125%, 12/15/2046	4,010	4,177
4.000%, 12/15/2036	13,466	14,022
Pharmacia
6.600%, 12/01/2028	1,145	1,513
Providence St.Joseph Health Obligated Group
3.744%, 10/01/2047	765	722
Roche Holdings
4.000%, 11/28/2044 (A)	230	237
Shands Teaching Hospital and Clinics
4.741%, 12/01/2042	1,750	1,772
St.Barnabas
4.000%, 07/01/2028	2,240	2,243
Stryker
4.625%, 03/15/2046	615	656
4.375%, 05/15/2044	1,220	1,229
4.100%, 04/01/2043	785	768
Sutter Health
2.286%, 08/15/2053	2,000	1,989
Teva Pharmaceutical Finance Netherlands III
4.100%, 10/01/2046	1,620	1,428
3.150%, 10/01/2026	2,585	2,428
Toledo Hospital
4.982%, 11/15/2045	3,425	3,839

200	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Trinity Health
4.125%, 12/01/2045	$2,524	$2,494
UnitedHealth Group
6.875%, 02/15/2038	2,396	3,359
6.625%, 11/15/2037	4,315	5,898
6.500%, 06/15/2037	4,075	5,455
5.950%, 02/15/2041	95	122
5.800%, 03/15/2036	325	408
5.700%, 10/15/2040	1,005	1,263
4.750%, 07/15/2045	14,580	16,431
4.625%, 07/15/2035	1,180	1,320
4.375%, 03/15/2042	30	32
4.250%, 04/15/2047	6,600	6,943
3.950%, 10/15/2042	1,150	1,154
Wyeth LLC
6.500%, 02/01/2034	3,390	4,459
5.950%, 04/01/2037	6,025	7,698

		346,842

Industrials — 8.2%
3M MTN
3.125%, 09/19/2046	2,275	2,061
Air Canada, Pass-Through Trust, Ser 2013-1, Cl A
4.125%, 05/15/2025 (A)	450	466
Air Canada, Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (A)	5,149	5,219
American Airlines, Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	529	565
American Airlines, Pass-Through Trust, Ser 2014-1, Cl A
3.700%, 10/01/2026	1,885	1,925
American Airlines, Pass-Through Trust, Ser 2016-2, Cl AA
3.200%, 06/15/2028	4,756	4,706
BAE Systems Holdings
4.750%, 10/07/2044 (A)	3,098	3,357
Boeing
3.375%, 06/15/2046	2,400	2,269
3.300%, 03/01/2035	5,670	5,419
Burlington Northern Santa Fe LLC
5.150%, 09/01/2043	530	629
4.950%, 09/15/2041	140	161
4.900%, 04/01/2044	7,800	9,023
4.550%, 09/01/2044	5,425	5,956
4.450%, 03/15/2043	1,250	1,350
4.400%, 03/15/2042	2,825	3,033
4.125%, 06/15/2047	10,975	11,405
Canadian National Railway
6.250%, 08/01/2034	2,393	3,153

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.200%, 06/01/2036	$5,665	$7,481
4.500%, 11/07/2043	3,800	4,125
3.200%, 08/02/2046	4,045	3,679
Caterpillar
5.200%, 05/27/2041	640	764
4.750%, 05/15/2064	5,110	5,615
3.803%, 08/15/2042	5,890	5,859
CSX
4.500%, 08/01/2054	900	930
Deere
3.900%, 06/09/2042	7,240	7,490
Eaton
4.000%, 11/02/2032	2,780	2,912
FedEx
7.600%, 07/01/2097	108	148
GE Capital International Funding Unlimited
4.418%, 11/15/2035	63,444	68,343
General Electric
4.500%, 03/11/2044	2,130	2,345
2.700%, 10/09/2022	1,010	1,033
Honeywell International
5.700%, 03/15/2037	300	383
5.375%, 03/01/2041	4,695	5,819
Johnson Controls International
6.000%, 01/15/2036	340	417
5.700%, 03/01/2041	55	64
5.125%, 09/14/2045	1,880	2,163
0.000%, 07/02/2064 (D)	695	740
Lockheed Martin
3.600%, 03/01/2035	3,255	3,202
Norfolk Southern
6.000%, 03/15/2105	2,330	2,766
6.000%, 05/23/2111	345	413
Parker-Hannifin
4.100%, 03/01/2047 (A)	4,579	4,748
Parker-Hannifin MTN
4.450%, 11/21/2044	1,755	1,914
Raytheon
4.700%, 12/15/2041	560	637
Siemens (A)
4.400%, 05/27/2045	9,350	10,093
2.350%, 10/15/2026	395	375
Siemens Financieringsmaatschappij (A)
4.200%, 03/16/2047	1,220	1,274
3.300%, 09/15/2046	11,730	10,514
Stanley Black &Decker
5.200%, 09/01/2040	280	320
Union Pacific
4.375%, 11/15/2065	4,355	4,512
4.050%, 03/01/2046	1,495	1,532
4.000%, 04/15/2047	3,225	3,293
3.875%, 02/01/2055	5,015	4,839

SEI Institutional Investments Trust / Annual Report / May 31, 2017	201

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.799%, 10/01/2051	$5,205	$5,030
United Airlines, Pass-Through Trust, Ser 2014- 2, Cl A
3.750%, 09/03/2026	2,489	2,554
United Parcel Service
8.375%, 04/01/2030 (D)	710	1,021
6.200%, 01/15/2038	3,152	4,236
3.625%, 10/01/2042	1,595	1,565
3.400%, 11/15/2046	3,925	3,729
United Technologies
5.700%, 04/15/2040	1,630	2,048
4.500%, 06/01/2042	19,680	21,405
4.150%, 05/15/2045	3,410	3,529
4.050%, 05/04/2047	2,350	2,399
3.750%, 11/01/2046	6,800	6,627
US Airways, Pass-Through Trust, Ser 2012-1,
Cl A
5.900%, 10/01/2024	1,876	2,099
WW Grainger
4.600%, 06/15/2045	1,433	1,543
4.200%, 05/15/2047	6,874	7,004

		296,228

Information Technology — 9.3%
Activision Blizzard
4.500%, 06/15/2047	450	449
Apple
4.650%, 02/23/2046	9,725	10,832
4.450%, 05/06/2044	780	841
4.375%, 05/13/2045	18,015	19,313
4.250%, 02/09/2047	2,105	2,209
3.850%, 05/04/2043	2,855	2,833
3.850%, 08/04/2046	17,722	17,595
3.450%, 02/09/2045	7,410	6,881
Applied Materials
5.850%, 06/15/2041	90	114
4.350%, 04/01/2047	3,448	3,623
Broadcom
3.875%, 01/15/2027 (A)	3,385	3,441
Cisco Systems
5.900%, 02/15/2039	7,835	10,183
5.500%, 01/15/2040	8,370	10,430
Dell International LLC (A)
8.350%, 07/15/2046	1,955	2,511
8.100%, 07/15/2036	2,160	2,719
Hewlett Packard Enterprise
6.200%, 10/15/2035	3,475	3,753
Intel
4.900%, 07/29/2045	12,635	14,528
4.800%, 10/01/2041	6,305	7,135
4.100%, 05/19/2046	3,624	3,704
4.100%, 05/11/2047	6,980	7,139

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.000%, 12/15/2032	$555	$599
Microsoft
5.300%, 02/08/2041	475	581
4.875%, 12/15/2043	1,200	1,386
4.750%, 11/03/2055	3,545	3,992
4.500%, 02/06/2057	1,155	1,249
4.450%, 11/03/2045	1,315	1,437
4.250%, 02/06/2047	8,500	9,048
4.100%, 02/06/2037	18,959	20,189
4.000%, 02/12/2055	13,098	13,029
3.750%, 02/12/2045	19,475	19,128
3.700%, 08/08/2046	33,283	32,533
3.500%, 02/12/2035	2,395	2,391
3.500%, 11/15/2042	670	645
3.450%, 08/08/2036	12,750	12,493
2.400%, 08/08/2026	1,255	1,210
Oracle
6.500%, 04/15/2038	7,067	9,576
4.500%, 07/08/2044	980	1,048
4.375%, 05/15/2055	3,515	3,654
4.300%, 07/08/2034	16,130	17,286
4.125%, 05/15/2045	9,120	9,249
4.000%, 07/15/2046	12,264	12,147
2.650%, 07/15/2026	5,050	4,902
QUALCOMM
4.800%, 05/20/2045	1,920	2,071
4.650%, 05/20/2035	4,185	4,544
4.300%, 05/20/2047	9,878	9,856
Visa
4.300%, 12/14/2045	5,220	5,647
4.150%, 12/14/2035	4,040	4,349

		334,472

Materials — 1.3%
Air Liquide Finance
3.500%, 09/27/2046 (A)	1,855	1,739
Albemarle
5.450%, 12/01/2044	1,449	1,664
Barrick North America Finance LLC
5.750%, 05/01/2043	1,130	1,360
5.700%, 05/30/2041	620	727
BHP Billiton Finance USA
5.000%, 09/30/2043	8,120	9,317
Dow Chemical
5.250%, 11/15/2041	755	861
4.625%, 10/01/2044	825	875
4.250%, 10/01/2034	1,650	1,688
Georgia-Pacific LLC
8.875%, 05/15/2031	2,095	3,269
7.250%, 06/01/2028	330	436
International Paper
8.700%, 06/15/2038	1,000	1,480

202	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
LYB International Finance
4.875%, 03/15/2044	$775	$818
Monsanto
4.700%, 07/15/2064	720	710
4.400%, 07/15/2044	225	229
4.200%, 07/15/2034	3,100	3,133
Newmont Mining
5.875%, 04/01/2035	100	115
Nucor
6.400%, 12/01/2037	40	52
Rio Tinto Alcan
7.250%, 03/15/2031	4,290	5,343
Rio Tinto Finance USA
9.000%, 05/01/2019	60	68
5.200%, 11/02/2040	1,880	2,196
4.750%, 03/22/2042	120	133
4.125%, 08/21/2042	8,770	8,945
Southern Copper
5.875%, 04/23/2045	1,245	1,307
Union Carbide
7.750%, 10/01/2096	25	33

		46,498

Real Estate — 1.4%
Alexandria Real Estate Equities
3.900%, 06/15/2023	400	415
American Tower Trust I
3.070%, 03/15/2023 (A)	3,034	3,065
AvalonBay Communities MTN
3.350%, 05/15/2027	2,780	2,806
Crown Castle International
4.750%, 05/15/2047	255	261
Crown Castle Towers LLC
3.663%, 05/15/2025 (A)	4,075	4,166
ERP Operating
4.625%, 12/15/2021	33	36
4.500%, 07/01/2044	4,000	4,218
4.500%, 06/01/2045	1,450	1,524
Federal Realty Investment Trust
3.625%, 08/01/2046	890	795
HCP
6.750%, 02/01/2041	1,080	1,370
4.250%, 11/15/2023	740	777
Kimco Realty
4.125%, 12/01/2046	3,260	3,006
Mid-America Apartments
3.600%, 06/01/2027	3,820	3,835
Nationwide Health Properties MTN
6.900%, 10/01/2037	1,600	1,988
Simon Property Group
6.750%, 02/01/2040	4,465	5,913
4.750%, 03/15/2042	4,080	4,317

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.375%, 03/01/2021	$40	$43
4.250%, 11/30/2046	2,000	1,984
3.375%, 06/15/2027	3,070	3,073
3.300%, 01/15/2026	560	562
Ventas Realty
5.700%, 09/30/2043	3,910	4,551
Welltower
6.500%, 03/15/2041	775	968
5.125%, 03/15/2043	1,085	1,163

		50,836

Telecommunication Services — 1.9%
America Movil
6.375%, 03/01/2035	50	61
6.125%, 11/15/2037	50	60
6.125%, 03/30/2040	2,530	3,084
4.375%, 07/16/2042	3,515	3,497
AT&T
8.250%, 11/15/2031	1,391	1,950
6.350%, 03/15/2040	1,830	2,146
5.600%, 05/15/2018	40	42
5.250%, 03/01/2037	1,885	1,976
4.800%, 06/15/2044	4,730	4,583
4.550%, 03/09/2049	3,646	3,376
4.500%, 05/15/2035	6,075	5,887
4.350%, 06/15/2045	5,689	5,143
3.000%, 02/15/2022	20	20
Centel Capital
9.000%, 10/15/2019	25	28
Deutsche Telekom International Finance
9.250%, 06/01/2032	2,536	4,027
Rogers Communications
5.450%, 10/01/2043	4,000	4,699
SES Global Americas Holdings
5.300%, 03/25/2044 (A)	6,621	5,998
Verizon Communications
5.250%, 03/16/2037	1,605	1,712
5.012%, 04/15/2049 (A)	5,773	5,819
5.012%, 08/21/2054	7,502	7,345
4.672%, 03/15/2055	2,815	2,631
4.272%, 01/15/2036	4,860	4,652
Vodafone Group
7.875%, 02/15/2030	1,280	1,752

		70,488

Utilities — 14.5%
AEP Transmission LLC
4.000%, 12/01/2046	5,703	5,863
Alabama Power
5.200%, 06/01/2041	155	178
5.125%, 02/15/2019	195	204
4.150%, 08/15/2044	135	139

SEI Institutional Investments Trust / Annual Report / May 31, 2017	203

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Appalachian Power
6.700%, 08/15/2037	$50	$65
5.800%, 10/01/2035	125	149
4.600%, 03/30/2021	70	75
Arizona Public Service
8.750%, 03/01/2019	455	508
5.050%, 09/01/2041	50	58
4.500%, 04/01/2042	12	13
4.350%, 11/15/2045	1,735	1,858
Baltimore Gas & Electric
6.350%, 10/01/2036	125	161
5.200%, 06/15/2033	1,620	1,838
3.500%, 08/15/2046	5,135	4,842
Basin Electric Power Cooperative
4.750%, 04/26/2047 (A)	1,100	1,127
Berkshire Hathaway Energy
6.500%, 09/15/2037	10,535	14,129
6.125%, 04/01/2036	2,301	2,941
5.150%, 11/15/2043	470	552
Black Hills
4.200%, 09/15/2046	1,100	1,076
Boston Gas
4.487%, 02/15/2042 (A)	3,472	3,668
CenterPoint Energy Houston Electric
4.500%, 04/01/2044	2,310	2,590
CenterPoint Energy Resources
6.250%, 02/01/2037	1,095	1,282
4.500%, 01/15/2021	40	42
Cleco Power
6.000%, 12/01/2040	650	788
Commonwealth Edison
4.700%, 01/15/2044	6,023	6,831
4.600%, 08/15/2043	2,070	2,297
3.700%, 03/01/2045	11,570	11,353
Connecticut Light & Power
4.150%, 06/01/2045	4,250	4,480
3.200%, 03/15/2027	1,300	1,327
Consolidated Edison of New York
6.750%, 04/01/2038	1,915	2,664
6.200%, 06/15/2036	65	84
5.850%, 04/01/2018	180	186
5.700%, 06/15/2040	40	50
5.500%, 12/01/2039	75	92
4.625%, 12/01/2054	1,075	1,178
4.450%, 03/15/2044	650	709
3.950%, 03/01/2043	5,840	5,912
3.850%, 06/15/2046	6,417	6,383
Consumers Energy
4.350%, 08/31/2064	4,250	4,371
Dominion Energy
5.250%, 08/01/2033	20	23
4.050%, 09/15/2042	450	432

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
DTE Electric
3.950%, 06/15/2042	$80	$81
3.900%, 06/01/2021	30	32
3.700%, 03/15/2045	7,900	7,780
Duke Energy
3.550%, 09/15/2021	17	18
Duke Energy Carolinas LLC
6.450%, 10/15/2032	110	146
6.100%, 06/01/2037	2,010	2,607
6.050%, 04/15/2038	2,035	2,635
5.300%, 02/15/2040	7,659	9,383
4.250%, 12/15/2041	2,000	2,131
4.000%, 09/30/2042	15,250	15,592
3.900%, 06/15/2021	50	54
3.875%, 03/15/2046	5,590	5,670
3.750%, 06/01/2045	500	494
Duke Energy Florida
6.400%, 06/15/2038	3,255	4,440
Duke Energy Florida LLC
3.400%, 10/01/2046	1,315	1,226
Duke Energy Florida Project Finance LLC
3.112%, 09/01/2036	4,675	4,437
Duke Energy Indiana LLC
6.450%, 04/01/2039	4,275	5,844
6.350%, 08/15/2038	3,185	4,221
4.900%, 07/15/2043	965	1,110
Duke Energy Progress LLC
4.375%, 03/30/2044	2,880	3,104
4.200%, 08/15/2045	4,810	5,053
4.150%, 12/01/2044	1,250	1,311
4.100%, 05/15/2042	530	549
3.700%, 10/15/2046	650	641
Duquesne Light Holdings
6.250%, 08/15/2035	2,500	2,742
Electricite de France (A)
6.000%, 01/22/2114	9,638	10,054
4.950%, 10/13/2045	3,625	3,802
4.750%, 10/13/2035	1,625	1,722
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	1,000	1,117
Enel Finance International
4.750%, 05/25/2047 (A)	455	458
Entergy Louisiana LLC
4.440%, 01/15/2026	1,510	1,655
3.250%, 04/01/2028	3,475	3,503
Entergy Mississippi
2.850%, 06/01/2028	4,370	4,261
Exelon
4.950%, 06/15/2035	1,805	1,948
Florida Power & Light
5.960%, 04/01/2039	2,570	3,348
5.690%, 03/01/2040	5,728	7,285

204	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.650%, 02/01/2037	$1,000	$1,261
4.050%, 06/01/2042	3,460	3,631
4.050%, 10/01/2044	2,715	2,856
3.800%, 12/15/2042	4,720	4,745
Georgia Power
5.650%, 03/01/2037	105	123
5.400%, 06/01/2040	7,816	9,001
4.300%, 03/15/2042	6,850	6,940
4.300%, 03/15/2043	2,945	3,001
Great Plains Energy
4.850%, 04/01/2047	1,025	1,056
Gulf Power
4.550%, 10/01/2044	700	729
Indiana Michigan Power
4.550%, 03/15/2046	780	843
Indianapolis Power & Light (A)
4.700%, 09/01/2045	4,150	4,494
4.650%, 06/01/2043	4,250	4,474
International Transmission
4.625%, 08/15/2043 (A)	1,975	2,179
Jersey Central Power & Light
6.150%, 06/01/2037	775	923
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	6,760	7,366
Kentucky Utilities
5.125%, 11/01/2040	2,565	3,072
KeySpan Gas East
5.819%, 04/01/2041 (A)	4,951	6,194
Louisville Gas & Electric
4.650%, 11/15/2043	3,390	3,761
MidAmerican Energy
4.800%, 09/15/2043	5,260	6,094
4.400%, 10/15/2044	7,655	8,354
4.250%, 05/01/2046	500	534
3.950%, 08/01/2047	1,330	1,359
MidAmerican Energy MTN
5.800%, 10/15/2036	635	793
5.750%, 11/01/2035	640	800
Monongahela Power
5.400%, 12/15/2043 (A)	1,595	1,922
Narragansett Electric
4.170%, 12/10/2042 (A)	1,000	1,006
Nevada Power
6.650%, 04/01/2036	100	135
Niagara Mohawk Power (A)
4.278%, 10/01/2034	5,244	5,526
4.119%, 11/28/2042	2,000	2,018
NiSource Finance
5.950%, 06/15/2041	220	270
5.800%, 02/01/2042	900	1,077
4.375%, 05/15/2047	2,635	2,701

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Northern States Power
6.250%, 06/01/2036	$1,176	$1,544
6.200%, 07/01/2037	6,718	8,832
3.600%, 05/15/2046	500	480
3.400%, 08/15/2042	464	438
Oglethorpe Power
5.375%, 11/01/2040	2,735	3,050
5.250%, 09/01/2050	755	810
4.250%, 04/01/2046	1,745	1,636
4.200%, 12/01/2042	3,740	3,509
Ohio Edison
8.250%, 10/15/2038	655	977
Oklahoma Gas & Electric
4.550%, 03/15/2044	1,395	1,499
Oncor Electric Delivery
7.000%, 09/01/2022	85	103
6.800%, 09/01/2018	35	37
5.300%, 06/01/2042	1,555	1,870
5.250%, 09/30/2040	1,650	1,953
4.550%, 12/01/2041	4,960	5,393
One Gas
4.658%, 02/01/2044	1,420	1,540
Pacific Gas & Electric
6.250%, 03/01/2039	4,640	6,190
6.050%, 03/01/2034	7,504	9,642
4.600%, 06/15/2043	8,520	9,451
4.450%, 04/15/2042	4,495	4,910
4.000%, 12/01/2046	2,391	2,450
3.250%, 09/15/2021	18	19
PacifiCorp
6.250%, 10/15/2037	4,315	5,702
6.000%, 01/15/2039	5,065	6,556
4.100%, 02/01/2042	2,920	3,025
PECO Energy
4.800%, 10/15/2043	1,505	1,700
Pennsylvania Electric
6.150%, 10/01/2038	100	119
6.050%, 09/01/2017	50	51
Piedmont Natural Gas
4.650%, 08/01/2043	830	891
3.640%, 11/01/2046	1,300	1,200
Potomac Electric Power
4.950%, 11/15/2043	950	1,093
PPL Electric Utilities
4.750%, 07/15/2043	3,600	4,103
3.950%, 06/01/2047	4,455	4,565
Progress Energy
4.400%, 01/15/2021	25	27
PSEG Power LLC
5.125%, 04/15/2020	50	54
Public Service Electric & Gas MTN
4.150%, 11/01/2045	700	731

SEI Institutional Investments Trust / Annual Report / May 31, 2017	205

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.050%, 05/01/2045	$1,800	$1,846
4.000%, 06/01/2044	695	709
3.800%, 03/01/2046	2,000	2,023
3.650%, 09/01/2042	1,905	1,872
Public Service of Colorado
6.250%, 09/01/2037	1,960	2,596
4.300%, 03/15/2044	1,780	1,916
3.950%, 03/15/2043	5,845	5,882
2.900%, 05/15/2025	5,070	5,057
Public Service of Oklahoma
4.400%, 02/01/2021	27	29
Puget Sound Energy
5.795%, 03/15/2040	130	165
San Diego Gas & Electric
6.000%, 06/01/2026	625	762
Sempra Energy
9.800%, 02/15/2019	50	56
6.000%, 10/15/2039	2,740	3,422
South Carolina Electric & Gas
5.450%, 02/01/2041	605	695
5.100%, 06/01/2065	6,240	6,830
4.350%, 02/01/2042	4,845	4,874
Southern California Edison
6.000%, 01/15/2034	175	222
5.950%, 02/01/2038	510	659
5.500%, 03/15/2040	70	87
5.350%, 07/15/2035	2,240	2,681
4.650%, 10/01/2043	9,509	10,783
4.050%, 03/15/2042	7,405	7,703
4.000%, 04/01/2047	4,109	4,266
Southern California Gas
3.750%, 09/15/2042	3,150	3,124
Southern Gas Capital
5.875%, 03/15/2041	600	720
4.400%, 06/01/2043	665	668
3.950%, 10/01/2046	400	379
3.500%, 09/15/2021	68	71
Southwest Gas
3.800%, 09/29/2046	1,025	991
Southwestern Electric Power
6.200%, 03/15/2040	1,204	1,537
Southwestern Public Service
8.750%, 12/01/2018	40	44
4.500%, 08/15/2041	10,725	11,752
Tampa Electric
4.350%, 05/15/2044	1,225	1,255
Union Electric
8.450%, 03/15/2039	2,780	4,422
Virginia Electric & Power
6.350%, 11/30/2037	630	834
4.650%, 08/15/2043	5,230	5,867
4.450%, 02/15/2044	4,500	4,888

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.200%, 05/15/2045	$1,750	$1,836
4.000%, 11/15/2046	1,720	1,755
Wisconsin Electric Power
4.250%, 06/01/2044	850	886
3.650%, 12/15/2042	3,930	3,809
2.950%, 09/15/2021	3	3
Wisconsin Power & Light
4.100%, 10/15/2044	325	330
Wisconsin Public Service
4.752%, 11/01/2044	3,615	4,113

		522,779

Total Corporate Obligations (Cost $2,986,812) ($ Thousands)		3,087,057

MUNICIPAL BONDS —7.1%
Alabama —0.0%
Alabama, Economic Settlement Authority, Ser B, RB
4.263%, 09/15/2032	1,010	1,052

California —3.2%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	7,495	10,601
California State University, Ser B, RB
Callable 05/01/2047 @100
3.899%, 11/01/2047	2,450	2,498
California State, Build America Project, GO
7.600%, 11/01/2040	410	629
7.550%, 04/01/2039	10,640	16,037
7.500%, 04/01/2034	13,085	18,899
California, Health Facilities Financing
Authority, RB
Callable 10/01/2026 @100
3.000%, 10/01/2041	550	502
City of San Francisco, Public Utilities
Commission Water Revenue, Ser DE, RB
6.000%, 11/01/2040	1,000	1,256
Los Angeles, Community College District, Build
America Project, GO
6.750%, 08/01/2049	1,025	1,534
Los Angeles, Community College District,
Ser D, GO
6.680%, 08/01/2036	500	681
Los Angeles, Department of Water & Power,
Build America Project, RB
6.574%, 07/01/2045	4,530	6,500
Los Angeles, Department of Water & Power, RB
5.716%, 07/01/2039	1,510	1,910

206	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($Thousands)

MUNICIPAL BONDS (continued)
Los Angeles, Department of Water & Power, Ser C, RB
5.516%, 07/01/2027	$955	$1,152
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	7,000	9,566
Los Angeles, Unified School District, Ser B, GO
Callable 07/01/2026 @100
2.000%, 07/01/2029	1,500	1,367
San Diego County, Water Authority, Build America Project, RB
6.138%, 05/01/2049	1,750	2,329
Santa Clara Valley, Transportation Authority, Build America Project, RB
5.876%, 04/01/2032	2,000	2,478
State of California, Build America Project, GO
7.625%, 03/01/2040	1,870	2,809
7.300%, 10/01/2039	11,750	16,930
University of California, Build America Project, RB
5.770%, 05/15/2043	5,100	6,494
University of California, Ser AD, RB
4.858%, 05/15/2112	6,337	6,504
University of California, Ser AP, RB
3.931%, 05/15/2045	950	961
University of California, Ser AQ, RB
4.767%, 05/15/2115	4,529	4,556
University of California, Ser J, RB
4.131%, 05/15/2045	1,000	1,007

		117,200

District of Columbia — 0.0%
District of Columbia, Water & Sewer Authority, RB
4.814%, 10/01/2114	530	554

Georgia — 0.2%
Municipal Electric Authority of Georgia, Build America Project, RB
7.055%, 04/01/2057	2,235	2,487
6.637%, 04/01/2057	3,909	4,715
State of Georgia, GO
4.550%, 10/01/2029	900	1,051

		8,253

Illinois — 0.2%
Illinois State, GO
5.100%, 06/01/2033	2,285	2,060
Metropolitan Water Reclamation District of Greater Chicago, Build America Project, GO
5.720%, 12/01/2038	3,205	3,899

		5,959

Description	Face Amount (Thousands)	Market Value ($Thousands)

MUNICIPAL BONDS (continued)

Kansas — 0.1%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037	$3,460	$3,616

Massachusetts — 0.3%
Commonwealth of Massachusetts, Build America Project, GO
4.910%, 05/01/2029	555	652
Commonwealth of Massachusetts, GO
5.456%, 12/01/2039	5,085	6,412
Commonwealth of Massachusetts, Ser D, GO
4.500%, 08/01/2031	330	374
Commonwealth of Massachusetts, Ser E, GO
Callable 04/01/2025 @100
3.000%, 04/01/2041	1,500	1,403

		8,841

Michigan — 0.0%
Michigan State University, Build America Project, RB
Callable 02/15/2030 @100
6.173%, 02/15/2050	850	1,042

Missouri — 0.0%
Missouri State, Health & Educational Facilities Authority, RB
3.086%, 09/15/2051	1,555	1,350

New Jersey — 0.4%
New Jersey, Turnpike Authority, RB
7.414%, 01/01/2040	2,895	4,263
7.102%, 01/01/2041	6,485	9,258

		13,521

New York — 1.1%
City of New York, Build America Project, GO
5.985%, 12/01/2036	1,175	1,486
5.206%, 10/01/2031	750	885
Metropolitan Transportation Authority, Build America Project, RB
6.548%, 11/15/2031	1,210	1,576
New York City, Municipal Water Finance Authority, Build America Project, RB
6.011%, 06/15/2042	750	1,016
5.882%, 06/15/2044	500	672
5.724%, 06/15/2042	3,720	4,884
5.440%, 06/15/2043	5,500	6,993
New York City, Transitional Finance Authority Future Tax Secured Revenue, RB
5.767%, 08/01/2036	3,140	3,881
5.508%, 08/01/2037	1,890	2,344
5.267%, 05/01/2027	1,000	1,173

SEI Institutional Investments Trust / Annual Report / May 31, 2017	207

SCHEDULE OF INVESTMENTS

May 31, 2017

Long Duration Credit Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($Thousands)

MUNICIPAL BONDS (continued)
New York City, Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	$900	$1,117
New York State, Dormitory Authority, RB
5.289%, 03/15/2033	2,000	2,357
New York State, Urban Development, Build America Project, RB
5.770%, 03/15/2039	1,970	2,416
Port Authority of New York & New Jersey, RB
4.926%, 10/01/2051	245	285
4.458%, 10/01/2062	7,225	7,765
Port Authority of New York & New Jersey, Ser 181, RB
4.960%, 08/01/2046	500	591
Port Authority of New York & New Jersey, Ser 20, RB
4.229%, 10/15/2057	500	519

		39,960

Ohio — 0.2%
Ohio State University, Ser A, RB
4.048%, 12/01/2056	4,150	4,176
Ohio, Water Development Authority Water Pollution Control Loan Fund, RB
4.879%, 12/01/2034	1,795	2,059

		6,235

Pennsylvania — 0.1%
Commonwealth Financing Authority, Ser A, RB
4.144%, 06/01/2038	2,865	2,931

Texas — 1.1%
City of Houston, Utility System Revenue, Ser B, RB
3.828%, 05/15/2028	1,250	1,320
City Public Service Board of San Antonio, RB
5.808%, 02/01/2041	3,800	4,819
Dallas County, Hospital District, Build America Project, Ser C, GO
5.621%, 08/15/2044	2,000	2,476
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	1,350	1,609
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	845	1,220
State of Texas, Build America Project, Ser A, GO
4.631%, 04/01/2033	1,500	1,709
Texas State, Build America Project, GO
5.517%, 04/01/2039	4,350	5,622
Texas, Transportation Commission State Highway Fund, Ser B, RB
5.178%, 04/01/2030	5,025	5,982
5.028%, 04/01/2026	6,600	7,545

Description	Face Amount (Thousands)	Market Value ($Thousands)

MUNICIPAL BONDS (continued)
University of Texas, Build America Project, Ser B, RB
Callable 08/15/2019 @100
6.276%, 08/15/2041	$60	$65
University of Texas, Permanent University Fund, Build America Project, RB
5.262%, 07/01/2039	4,540	5,572

		37,939

Virginia — 0.0%
Virginia Commonwealth University, Health System Authority, Ser A, RB
4.956%, 01/01/2044	475	519

Washington — 0.2%
State of Washington, GO
5.140%, 08/01/2040	4,495	5,494
5.040%, 08/01/2031	1,260	1,471

		6,965

Total Municipal Bonds (Cost $255,040) ($ Thousands)		255,937

U.S. TREASURY OBLIGATIONS — 4.7%
U.S. Treasury Bills (B)
0.883%, 08/10/2017	3,135	3,130
0.843%, 08/03/2017	2,565	2,561
0.825%, 09/07/2017	230	229
0.814%, 07/27/2017	6,820	6,811
U.S. Treasury Bonds
5.250%, 11/15/2028	5,775	7,493
3.000%, 02/15/2047	50,480	51,888
3.000%, 05/15/2047	15,470	15,912
2.875%, 11/15/2046	7,515	7,529
2.250%, 08/15/2046 (E)	61,485	53,876
U.S. Treasury Notes
2.375%, 05/15/2027	13,015	13,220
2.250%, 02/15/2027	6,685	6,710
2.000%, 08/15/2025	1,080	1,069

Total U.S. Treasury Obligations (Cost $166,119) ($ Thousands)		170,428

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
Tennessee Valley Authority
5.880%, 04/01/2036	1,200	1,640

208	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.250%, 09/15/2065	$2,775	$3,099

Total U.S. Government Agency Obligations (Cost $4,324) ($ Thousands)		4,739

SOVEREIGN DEBT — 0.1%
Qatar Government International Bond
4.625%, 06/02/2046 (A)	1,105	1,169

Total Sovereign Debt (Cost $1,079) ($ Thousands)		1,169

ASSET-BACKED SECURITY — 0.0%

Other Asset-Backed Securities — 0.0%
321 Henderson Receivables LLC, Ser 2013-3A,
Cl A
4.080%, 01/17/2073 (A)	455	463

Total Asset-Backed Security (Cost $455) ($ Thousands)		463

	Shares

CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Government Fund, Cl F
0.620%**†	26,601,711	26,602

Total Cash Equivalent (Cost $26,602) ($ Thousands)		26,602

Total Investments — 98.2% (Cost $3,440,431) ($ Thousands)		$3,546,395

The open futures contracts held by the Fund at May 31, 2017, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	99	Sep-2017	$69
U.S. 2-Year Treasury Note	(94)	Sep-2017	(21)
U.S. 5-Year Treasury Note	279	Sep-2017	50
U.S. Long Treasury Bond	(894)	Sep-2017	(1,148)
U.S. Ultra Long Treasury Bond	542	Sep-2017	852
Ultra 10-Year U.S. Treasury Note	33	Sep-2017	30

			$(168)

Percentages	are based on Net Assets of $3,612,106 ($ Thousands).

**	Rate shown is the 7-day effective yield as of May 31, 2017.

†	Investment in Affiliated Security (see Note 6).
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $274,032 ($ Thousands), representing 7.6% of the Net Assets of the Fund.

(B)	The rate reported is the effective yield at the time of purchase.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2017.

(D)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2017. The coupon on a step bond changes on a specified date.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$3,087,057	$—	$3,087,057
Municipal Bonds	—	255,937	—	255,937
U.S. Treasury Obligations	—	170,428	—	170,428
U.S. Government Agency
Obligations	—	4,739	—	4,739
Sovereign Debt	—	1,169	—	1,169
Asset-Backed Security	—	463	—	463
Cash Equivalent	26,602	—	—	26,602

Total Investments in Securities	$26,602	$3,519,793	$—	$3,546,395

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$1,001	$—	$—	$1,001
Unrealized Depreciation	(1,169)	—	—	(1,169)

Total Other Financial Instruments	$(168)	$—	$—	$(168)

*Futures	contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For	the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	209

SCHEDULE OF INVESTMENTS

May 31, 2017

Ultra Short Duration Bond Fund

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 51.2%

Consumer Discretionary — 2.7%
AutoZone
1.625%, 04/21/2019	$160	$159
BMW US Capital LLC
1.541%, 09/13/2019 (A)(B)	2,035	2,042
Daimler Finance North America LLC (A)(B)
1.890%, 07/05/2019	1,810	1,826
1.701%, 05/05/2020	625	626
Ford Motor Credit LLC
2.417%, 03/28/2022 (A)	750	755
2.031%, 06/15/2018 (A)	1,940	1,949
2.021%, 05/03/2019	1,300	1,294
1.950%, 03/12/2019 (A)	1,000	1,003
NBCUniversal Enterprise
1.843%, 04/15/2018 (A)(B)	1,400	1,408
Nissan Motor Acceptance MTN
2.045%, 01/13/2022 (A)(B)	1,000	1,009
Thomson Reuters
1.650%, 09/29/2017	1,190	1,191

		13,262

Consumer Staples — 4.0%
Anheuser-Busch InBev Finance
2.430%, 02/01/2021 (A)	800	824
1.900%, 02/01/2019	640	642
Anheuser-Busch InBev Worldwide
1.860%, 08/01/2018 (A)	750	755
Baxalta
1.936%, 06/22/2018 (A)	3,300	3,318
Catholic Health Initiatives
1.600%, 11/01/2017	2,650	2,649
CVS Health
1.900%, 07/20/2018	1,000	1,003
JM Smucker
1.750%, 03/15/2018	380	380

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Kroger
2.000%, 01/15/2019	$290	$290
Kroger MTN
1.500%, 09/30/2019	615	608
Molson Coors Brewing
1.450%, 07/15/2019	240	238
Mondelez International
1.690%, 02/01/2019 (A)	1,500	1,505
Mondelez International Holdings Netherlands BV
1.782%, 10/28/2019 (A)(B)	1,995	2,005
Philip Morris International
1.592%, 02/21/2020 (A)	2,305	2,319
Reynolds American
2.300%, 06/12/2018	1,070	1,076
Walgreens Boots Alliance
1.750%, 11/17/2017	900	901
1.750%, 05/30/2018	850	857

		19,370

Energy — 3.5%
Anadarko Petroleum
8.700%, 03/15/2019	750	835
6.950%, 06/15/2019	470	514
BP Capital Markets
1.695%, 05/10/2018 (A)	1,500	1,504
ConocoPhillips
1.500%, 05/15/2018	790	789
Energy Transfer Partners
2.500%, 06/15/2018	800	804
Enterprise Products Operating LLC
6.650%, 04/15/2018	600	625
6.300%, 09/15/2017	350	355
1.650%, 05/07/2018	1,835	1,834
Kinder Morgan
2.000%, 12/01/2017	785	786
Noble Energy
8.250%, 03/01/2019	1,195	1,319
ONEOK Partners
2.000%, 10/01/2017	960	961
Phillips 66
1.886%, 04/15/2020 (A)(B)	955	957
Schlumberger Norge
1.250%, 08/01/2017 (B)	205	205
Shell International Finance
1.375%, 05/10/2019	750	746
Shell International Finance BV
1.470%, 09/12/2019 (A)	1,385	1,391
Statoil
1.380%, 11/09/2017 (A)	1,350	1,351

210	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
TransCanada PipeLines
1.946%, 01/12/2018 (A)	$1,850	$1,856

		16,832

Financials — 29.6%
ABN AMRO Bank
1.798%, 01/18/2019 (A)(B)	2,230	2,238
AIG Global Funding MTN
1.650%, 12/15/2017 (B)	1,050	1,051
American Express Credit MTN
1.875%, 11/05/2018	1,600	1,601
1.648%, 03/03/2020 (A)	1,510	1,513
1.502%, 05/03/2019 (A)	510	511
American Honda Finance MTN (A)
1.997%, 02/22/2019	1,600	1,620
1.615%, 07/13/2018	1,500	1,505
Australia & New Zealand Banking Group
1.742%, 05/15/2018 (A)	625	628
Bank Nederlandse Gemeenten MTN
1.228%, 07/14/2017 (A)(B)	3,750	3,750
Bank of America
2.198%, 01/15/2019 (A)	1,000	1,011
Bank of America MTN
5.650%, 05/01/2018	305	316
2.316%, 01/20/2023 (A)	700	708
2.018%, 04/01/2019 (A)	1,840	1,857
2.000%, 01/11/2018	545	546
Bank of Montreal
1.400%, 04/10/2018	925	924
Bank of Montreal MTN
1.755%, 04/09/2018 (A)	1,000	1,004
Bank of New York Mellon MTN
1.600%, 09/11/2019 (A)	2,000	2,013
Bank of Nova Scotia
2.125%, 09/11/2019	1,620	1,628
1.988%, 01/15/2019 (A)	1,470	1,481
1.742%, 03/07/2022 (A)	800	801
Barclays Bank PLC MTN
6.050%, 12/04/2017 (B)	1,500	1,531
BB&T MTN (A)
1.991%, 06/15/2018	890	896
1.830%, 02/01/2019	800	805
1.701%, 06/15/2020	650	654
Berkshire Hathaway Finance
1.456%, 01/12/2018 (A)	1,195	1,198
BPCE MTN
2.392%, 05/22/2022 (A)(B)	675	677
Branch Banking & Trust
1.608%, 01/15/2020 (A)	1,350	1,353
Canadian Imperial Bank of Commerce
1.620%, 09/06/2019 (A)	1,225	1,229

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Capital One (A)
2.322%, 01/30/2023	$1,000	$1,005
1.851%, 02/05/2018	1,100	1,103
Capital One Financial
1.941%, 05/12/2020 (A)	1,820	1,822
Citigroup
2.150%, 07/30/2018	580	582
1.925%, 04/08/2019 (A)	1,000	1,006
1.860%, 04/27/2018 (A)	1,680	1,687
1.700%, 04/27/2018	850	849
Citizens Bank (A)
2.008%, 05/26/2022	1,250	1,248
1.768%, 05/26/2020	1,000	1,000
Cooperatieve Rabobank UA
1.985%, 01/10/2022 (A)	1,350	1,364
Credit Agricole MTN
2.079%, 06/10/2020 (A)(B)	500	504
Credit Suisse NY
1.700%, 04/27/2018	1,275	1,276
Daimler Finance North America LLC (B)
1.650%, 05/18/2018	800	800
1.500%, 07/05/2019	670	663
Danske Bank MTN
1.720%, 03/02/2020 (A)(B)	1,250	1,252
Deutsche Bank
1.862%, 02/13/2018 (A)	1,100	1,101
Discover Bank
2.000%, 02/21/2018	1,250	1,252
DNB Boligkreditt
1.450%, 03/21/2018 (B)	4,075	4,048
Fifth Third Bank
1.743%, 09/27/2019 (A)	1,210	1,217
Fifth Third Bank MTN
2.082%, 08/20/2018 (A)	1,250	1,257
Ford Motor Credit LLC
2.155%, 01/09/2020 (A)	1,185	1,195
General Electric MTN
1.858%, 04/02/2018 (A)	500	503
General Motors Financial
2.400%, 04/10/2018	1,600	1,607
2.085%, 04/13/2020 (A)	700	702
Goldman Sachs Group
2.375%, 01/22/2018	2,300	2,310
2.372%, 04/30/2018 (A)	215	217
2.277%, 04/26/2022 (A)	900	906
1.920%, 12/13/2019 (A)	1,730	1,740
Goldman Sachs Group MTN
2.282%, 11/15/2018 (A)	1,375	1,391
HSBC Bank
1.822%, 05/15/2018 (A)(B)	2,155	2,165
Huntington National Bank
2.200%, 11/06/2018	1,790	1,797

SEI Institutional Investments Trust / Annual Report / May 31, 2017	211

SCHEDULE OF INVESTMENTS

May 31, 2017

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.619%, 03/10/2020 (A)	$375	$376
Hyundai Capital America MTN (B)
2.000%, 03/19/2018	560	561
2.000%, 07/01/2019	500	496
ING Bank
1.838%, 10/01/2019 (A)(B)	1,300	1,304
JPMorgan Chase (A)
2.377%, 10/29/2020	396	404
2.108%, 01/23/2020	700	710
2.056%, 01/25/2018	2,205	2,216
1.802%, 01/28/2019	1,000	1,006
KeyBank
2.350%, 03/08/2019	750	756
1.982%, 11/22/2021 (A)	1,300	1,310
Manufacturers & Traders Trust
1.791%, 05/18/2022 (A)	1,250	1,250
MetLife
6.817%, 08/15/2018	600	637
Metropolitan Life Global Funding I (B)
1.582%, 12/19/2018 (A)	1,400	1,406
1.500%, 01/10/2018	740	740
1.461%, 09/14/2018 (A)	600	602
Moody’s
1.568%, 09/04/2018 (A)	900	902
Morgan Stanley (A)
2.336%, 01/20/2022	800	807
2.003%, 01/24/2019	750	756
1.982%, 02/14/2020	2,165	2,172
Morgan Stanley MTN
5.950%, 12/28/2017	550	563
MUFG Americas Holdings
1.625%, 02/09/2018	1,440	1,440
Nissan Motor Acceptance MTN
1.735%, 01/13/2020 (A)(B)	1,585	1,590
PNC Bank
1.800%, 11/05/2018	1,565	1,568
1.538%, 05/19/2020 (A)	1,525	1,526
1.502%, 12/07/2018 (A)	1,600	1,605
Principal Life Global Funding II MTN
1.500%, 04/18/2019 (B)	500	495
Protective Life Global Funding
1.722%, 04/15/2019 (B)	1,065	1,058
Prudential Financial MTN
6.000%, 12/01/2017	1,120	1,144
1.962%, 08/15/2018 (A)	1,649	1,658
Royal Bank of Canada MTN
1.625%, 04/15/2019	1,000	996
Santander Holdings USA
2.642%, 11/24/2017 (A)	1,500	1,508
Santander UK MTN
2.042%, 08/24/2018 (A)	1,250	1,255

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Societe Generale MTN
2.228%, 10/01/2018 (A)	$2,500	$2,518
Standard Chartered MTN
1.798%, 04/17/2018 (A)(B)	2,000	1,997
Sumitomo Mitsui Banking MTN
2.098%, 01/18/2019 (A)	1,550	1,563
SunTrust Bank
1.700%, 01/31/2020 (A)	2,815	2,833
Synchrony Financial
2.402%, 02/03/2020 (A)	1,750	1,765
1.875%, 08/15/2017	760	760
Toronto-Dominion Bank
2.250%, 09/25/2019 (B)	1,975	1,992
Toronto-Dominion Bank MTN (A)
1.993%, 01/22/2019	1,180	1,192
1.693%, 07/23/2018	1,500	1,506
Toyota Motor Credit MTN
1.550%, 07/13/2018	1,500	1,502
UBS MTN (A)
1.853%, 03/26/2018	2,205	2,216
1.822%, 08/14/2019	1,750	1,758
US Bank MTN
1.752%, 01/29/2018 (A)	700	702
Volkswagen Group of America Finance LLC (A)(B)
1.642%, 05/22/2018	750	751
1.612%, 11/20/2017	2,075	2,076
Voya Financial
2.900%, 02/15/2018	1,860	1,874
WEA Finance LLC
1.750%, 09/15/2017 (B)	1,600	1,600
Wells Fargo
2.263%, 01/24/2023 (A)	700	707
Wells Fargo Bank MTN
1.750%, 12/06/2019 (A)	1,000	1,009
Wells Fargo MTN (A)
1.893%, 01/22/2018	1,200	1,205
1.852%, 01/30/2020	1,250	1,257
1.783%, 04/23/2018	1,290	1,296
Westpac Banking
1.768%, 01/17/2019 (A)	800	804

		144,318

Health Care — 3.4%
AbbVie
1.800%, 05/14/2018	1,200	1,202
Aetna
1.700%, 06/07/2018	3,150	3,153
Allergan Funding SCS
2.350%, 03/12/2018	2,930	2,943
2.200%, 03/12/2018 (A)	2,025	2,037

212	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Amgen (A)
1.632%, 05/11/2020	$1,250	$1,254
1.502%, 05/10/2019	1,185	1,187
Catholic Health Initiatives
2.600%, 08/01/2018	740	744
Celgene
2.125%, 08/15/2018	750	754
Teva Pharmaceutical Finance Netherlands III
1.400%, 07/20/2018	1,400	1,394
Teva Pharmaceutical Finance Netherlands III BV
1.700%, 07/19/2019	1,845	1,830

		16,498

Industrials — 2.1%
Air Lease
2.125%, 01/15/2018	385	386
2.125%, 01/15/2020	650	650
Caterpillar Financial Services MTN
2.100%, 06/09/2019	435	438
1.886%, 02/23/2018 (A)	1,435	1,441
Fortive
1.800%, 06/15/2019 (B)	520	518
General Electric Capital MTN
1.775%, 01/09/2020 (A)	1,210	1,222
Honeywell International
1.452%, 10/30/2019 (A)	1,250	1,257
Hutchison Whampoa International
1.625%, 10/31/2017 (B)	1,400	1,399
John Deere Capital MTN
1.428%, 10/15/2018 (A)	1,000	1,002
Penske Truck Leasing Lp
2.875%, 07/17/2018 (B)	400	404
TTX MTN
2.250%, 02/01/2019 (B)	465	466
United Technologies
1.520%, 11/01/2019 (A)	900	906

		10,089

Information Technology — 1.7%
Broadcom
2.375%, 01/15/2020 (B)	1,400	1,403
Cisco Systems (A)
1.772%, 02/21/2018	550	552
1.492%, 09/20/2019	850	855
DXC Technology
2.875%, 03/27/2020 (B)	610	619
eBay
1.993%, 01/30/2023 (A)	1,200	1,204
Hewlett Packard Enterprise
3.080%, 10/05/2018 (A)	255	260
2.890%, 10/05/2017 (A)	1,465	1,471

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.450%, 10/05/2017	$575	$577
QUALCOMM
1.630%, 05/20/2020 (A)	1,275	1,278

		8,219

Materials — 0.5%
Air Liquide Finance
1.375%, 09/27/2019 (B)	900	889
EI du Pont de Nemours
1.700%, 05/01/2020 (A)	1,140	1,146
Martin Marietta Materials
1.822%, 05/22/2020 (A)	645	647

		2,682

Real Estate — 0.3%
Simon Property Group
1.500%, 02/01/2018 (B)	1,390	1,389

Telecommunication Services — 1.6%
AT&T
5.500%, 02/01/2018	1,700	1,744
2.082%, 06/30/2020 (A)	1,250	1,265
Verizon Communications
2.871%, 09/14/2018 (A)	935	953
1.552%, 08/15/2019 (A)	2,415	2,413
1.506%, 06/09/2017 (A)	500	500
1.375%, 08/15/2019	965	955

		7,830

Utilities — 1.8%
Connecticut Light & Power
5.650%, 05/01/2018	1,540	1,596
DTE Energy
1.500%, 10/01/2019	870	859
Emera US Finance
2.150%, 06/15/2019	340	340
Great Plains Energy
2.500%, 03/09/2020	420	424
NextEra Energy Capital Holdings
1.649%, 09/01/2018	185	185
Sempra Energy
1.625%, 10/07/2019	395	391
Southern
1.550%, 07/01/2018	650	648
1.300%, 08/15/2017	780	780
Southern Power
1.500%, 06/01/2018	1,645	1,641

SEI Institutional Investments Trust / Annual Report / May 31, 2017	213

SCHEDULE OF INVESTMENTS

May 31, 2017

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Virginia Electric & Power
1.200%, 01/15/2018	$2,050	$2,044

		8,908

Total Corporate Obligations (Cost $248,709) ($ Thousands)		249,397

ASSET-BACKED SECURITIES — 19.9%

Automotive — 9.3%

Ally Master Owner Trust, Ser 2014-4, Cl A1
1.389%, 06/17/2019 (A)	945	945
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019	1,535	1,535
American Credit Acceptance Receivables Trust, Ser 2017-2, Cl A
1.840%, 07/13/2020 (B)	1,250	1,250
AmeriCredit Automobile Receivables Trust, Ser 2013-3, Cl D
3.000%, 07/08/2019	875	881
AmeriCredit Automobile Receivables Trust, Ser 2013-4, Cl C
2.720%, 09/09/2019	1,175	1,178
AmeriCredit Automobile Receivables Trust, Ser 2014-2, Cl B
1.600%, 07/08/2019	1,000	1,000
AmeriCredit Automobile Receivables Trust, Ser 2014-4, Cl A3
1.270%, 07/08/2019	274	274
AmeriCredit Automobile Receivables Trust, Ser 2015-1, Cl B
1.880%, 03/09/2020	1,290	1,293
AmeriCredit Automobile Receivables Trust, Ser 2016-1, Cl A2A
1.520%, 06/10/2019	132	132
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl A3
1.600%, 11/09/2020	470	470
Americredit Automobile Receivables Trust, Ser 2016-4, Cl A2A
1.340%, 04/08/2020	584	583
AmeriCredit Automobile Receivables Trust, Ser 2017-2, Cl A2A
1.650%, 09/18/2020	365	365
ARI Fleet Lease Trust, Ser 2014-A, Cl A3
1.550%, 11/15/2022 (B)	652	651
ARI Fleet Lease Trust, Ser 2017-A, Cl A2
1.910%, 04/15/2026 (B)	280	280
Capital Auto Receivables Asset Trust, Ser 2015-3, Cl A2
1.720%, 01/22/2019	731	731

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
CarMax Auto Owner Trust, Ser 2014-1, Cl A4
1.320%, 07/15/2019	$1,245	$1,245
CarMax Auto Owner Trust, Ser 2015-3, Cl A2A
1.100%, 11/15/2018	101	101
CarMax Auto Owner Trust, Ser 2015-4, Cl A3
1.560%, 11/16/2020	1,250	1,250
CarMax Auto Owner Trust, Ser 2016-2, Cl A2A
1.240%, 06/17/2019	720	720
Chesapeake Funding II LLC, Ser 2017-2A, Cl A1
1.990%, 07/15/2029 (B)	565	565
CPS Auto Receivables Trust, Ser 2015-A, Cl A
1.530%, 07/15/2019 (B)	750	750
Credit Acceptance Auto Loan Trust, Ser 2014-2A, Cl A
1.880%, 03/15/2022 (B)	504	504
Credit Acceptance Auto Loan Trust, Ser 2015-1A, Cl A
2.000%, 07/15/2022 (B)	972	973
DT Auto Owner Trust, Ser 2016-2A, Cl B
2.920%, 05/15/2020 (B)	1,230	1,236
DT Auto Owner Trust, Ser 2016-4A, Cl A
1.440%, 11/15/2019 (B)	938	939
DT Auto Owner Trust, Ser 2017-1A, Cl A
1.560%, 06/15/2020 (B)	1,285	1,284
Enterprise Fleet Financing LLC, Ser 2014-2, Cl A2
1.050%, 03/20/2020 (B)	545	545
Enterprise Fleet Financing LLC, Ser 2014-2, Cl A3
1.640%, 03/20/2020 (B)	1,065	1,065
Enterprise Fleet Financing LLC, Ser 2016-2, Cl A2
1.740%, 02/22/2022 (B)	581	580
First Investors Auto Owner Trust, Ser 2014-3A, Cl A3
1.670%, 11/16/2020 (B)	526	526
First Investors Auto Owner Trust, Ser 2017-1A, Cl A1
1.690%, 04/15/2021 (B)	272	272
Flagship Credit Auto Trust, Ser 2017-2, Cl A
1.850%, 07/15/2021 (B)	580	580
Ford Credit Auto Lease Trust, Ser 2015-B, Cl B
1.920%, 03/15/2019	765	764
Ford Credit Floorplan Master Owner Trust, Ser 2015-4, Cl A2
1.594%, 08/15/2020 (A)	170	171
GLS Auto Receivables Trust, Ser 2016-1A, Cl A
2.730%, 10/15/2020 (B)	339	338
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl A3
1.530%, 09/20/2018	822	822

214	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl B
2.140%, 06/20/2019	$2,525	$2,532
GM Financial Automobile Leasing Trust, Ser 2015-2, Cl A3
1.680%, 12/20/2018	373	373
GM Financial Automobile Leasing Trust, Ser 2016-2, Cl A3
1.620%, 09/20/2019	1,255	1,256
GM Financial Automobile Leasing Trust, Ser 2016-3, Cl A3
1.610%, 12/20/2019	1,300	1,300
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A2
1.494%, 05/15/2020 (A)(B)	1,600	1,604
Huntington Auto Trust, Ser 2016-1, Cl A2
1.290%, 05/15/2019	765	765
Hyundai Auto Lease Securitization Trust, Ser 2017-A, Cl A2A
1.560%, 07/15/2019 (B)	875	874
Prestige Auto Receivables Trust, Ser 2014-1A, Cl B
1.910%, 04/15/2020 (B)	2,400	2,403
Prestige Auto Receivables Trust, Ser 2015-1, Cl A3
1.530%, 02/15/2021 (B)	469	469
Prestige Auto Receivables Trust, Ser 2016-1A, Cl A2
1.780%, 08/15/2019 (B)	369	369
Santander Drive Auto Receivables Trust, Ser 2013-2, Cl D
2.570%, 03/15/2019	1,000	1,004
Santander Drive Auto Receivables Trust, Ser 2014-3, Cl D
2.650%, 08/17/2020	400	404
Santander Drive Auto Receivables Trust, Ser 2014-4, Cl D
3.100%, 11/16/2020	1,095	1,113
Santander Drive Auto Receivables Trust, Ser 2017-1, Cl A2
1.490%, 02/18/2020	130	130
Santander Drive Auto Receivables Trust, Ser 2017-2, Cl A2
1.600%, 03/16/2020	635	635
Securitized Term Auto Receivables Trust, Ser 2017-1A, Cl A2A
1.510%, 04/25/2019 (B)	490	490
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A3
1.300%, 04/15/2020	240	239
USAA Auto Owner Trust, Ser 2015-1, Cl A3
1.200%, 06/17/2019	326	326

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl C
2.240%, 04/15/2020 (B)	$121	$121
Westlake Automobile Receivables Trust, Ser 2016-2A, Cl A2
1.570%, 06/17/2019 (B)	1,002	1,002
Westlake Automobile Receivables Trust, Ser 2016-2A, Cl B
2.300%, 11/15/2019 (B)	720	722
Westlake Automobile Receivables Trust, Ser 2017-1A, Cl A2
1.780%, 04/15/2020 (B)	525	526
World Omni Automobile Lease Securitization Trust, Ser 2015-A, Cl A2A
1.060%, 05/15/2018	107	107

		45,562

Credit Cards — 1.7%

Cabela’s Credit Card Master Note Trust, Ser 2013-2A, Cl A2
1.639%, 08/16/2021 (A)(B)	395	397
Cabela’s Credit Card Master Note Trust, Ser 2014-2, Cl A
1.439%, 07/15/2022 (A)	250	251
Cabela’s Credit Card Master Note Trust, Ser 2016-1, Cl A1
1.780%, 06/15/2022	640	639
CARDS II Trust, Ser 2017-1A, Cl A
1.363%, 04/18/2022 (A)(B)	1,385	1,386
Citibank Credit Card Issuance Trust, Ser 2013- A2, Cl A2
1.309%, 05/26/2020 (A)	1,015	1,017
Discover Card Execution Note Trust, Ser 2016-A2, Cl A2
1.529%, 09/15/2021 (A)	1,055	1,062
Synchrony Credit Card Master Note Trust, Ser 2014-1, Cl A
1.610%, 11/15/2020	850	851
Synchrony Credit Card Master Note Trust, Ser 2015-2, Cl A
1.600%, 04/15/2021	1,400	1,402
Trillium Credit Card Trust II, Ser 2016-1A, Cl A
1.753%, 05/26/2021 (A)(B)	1,190	1,196

		8,201

Mortgage Related Securities — 0.5%

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
1.671%, 01/25/2035 (A)	337	333
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
1.711%, 10/25/2034 (A)	963	955

SEI Institutional Investments Trust / Annual Report / May 31, 2017	215

SCHEDULE OF INVESTMENTS

May 31, 2017

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-HE3, Cl M2
2.044%, 03/25/2035 (A)	$651	$645
Bear Stearns Asset-Backed Securities Trust, Ser 2004-2, Cl A1
2.024%, 08/25/2034 (A)	107	107
HSBC Home Equity Loan Trust, Ser 2007-3, Cl APT
2.178%, 11/20/2036 (A)	118	118
Option One Mortgage Loan Trust, Ser 2005-1, Cl A1A
1.491%, 02/25/2035 (A)	168	168

		2,326

Other Asset-Backed Securities — 8.4%

Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	440	440
Apidos CLO XII, Ser 2013-12A, Cl A
2.123%, 04/15/2025 (A)(B)	1,100	1,100
Carlyle Global Market Strategies CLO, Ser 2013-2A, Cl A
2.174%, 04/18/2025 (A)(B)	325	325
Cent CLO 20, Ser 2017-20A, Cl AR
2.256%, 01/25/2026 (A)(B)	1,495	1,494
Cent CLO, Ser 2014-16AR, Cl A1AR
2.284%, 08/01/2024 (A)(B)	1,976	1,979
CIFC Funding, Ser 2013-1A, Cl A1
2.173%, 04/16/2025 (A)(B)	1,060	1,061
CIFC Funding, Ser 2016-3A, Cl A2R
2.789%, 01/29/2025 (A)(B)	495	495
CNH Equipment Trust, Ser 2014-C, Cl A3
1.050%, 11/15/2019	85	85
CNH Equipment Trust, Ser 2016-B, Cl A2A
1.310%, 10/15/2019	279	279
Credit-Based Asset Servicing and Securitization, Ser 2005-CB3, Cl M2
1.954%, 05/25/2035 (A)	1,284	1,270
Dryden 31 Senior Loan Fund, Ser 2017-31A, Cl AR
2.238%, 04/18/2026 (A)(B)	1,495	1,494
Ford Credit Floorplan Master Owner Trust A, Ser 2016-5, Cl A1
1.950%, 11/15/2021	700	703
Ford Credit Floorplan Master Owner Trust, Ser 2016-4, Cl A
1.524%, 07/15/2020 (A)	730	732
GreatAmerica Leasing Receivables Funding LLC, Ser 2015-1, Cl A3
1.540%, 07/20/2018 (B)	1,259	1,259
GreatAmerica Leasing Receivables Funding LLC, Ser 2016-1, Cl A2
1.570%, 05/21/2018 (B)	509	508

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GSAMP Trust, Ser 2006-HE1, Cl A2D
1.301%, 01/25/2036 (A)	$1,740	$1,733
John Deere Owner Trust, Ser 2014-B, Cl A4
1.500%, 06/15/2021	1,015	1,016
Kubota Credit Owner Trust, Ser 2016-1A, Cl A2
1.250%, 04/15/2019 (B)	276	275
Limerock CLO II, Ser 2017-2A, Cl AR
2.458%, 04/18/2026 (A)(B)	1,300	1,300
Madison Park Funding, Ser 2007-4A, Cl A1B
1.296%, 03/22/2021 (A)(B)	580	574
Magnetite CLO IX, Ser 2014-9A, Cl A1
2.458%, 07/25/2026 (A)(B)	1,265	1,265
MMAF Equipment Finance LLC, Ser 2017-AA, Cl A2
1.730%, 05/18/2020 (B)	305	305
Morgan Stanley Capital 1 Trust, Ser 2012-STAR, Cl A1
2.084%, 08/05/2034	218	215
Nationstar HECM Loan Trust, Ser 2015-2A, Cl A
2.883%, 11/25/2025 (B)	54	54
Nationstar HECM Loan Trust, Ser 2016-1A, Cl A
2.981%, 02/25/2026 (B)	126	127
Nationstar HECM Loan Trust, Ser 2016-2A, Cl A
2.239%, 06/25/2026 (B)	205	207
Nationstar HECM Loan Trust, Ser 2016-3A, Cl A
2.013%, 08/25/2026 (B)	102	102
Nationstar HECM Loan Trust, Ser 2017-1A, Cl A
1.968%, 05/25/2027 (B)	475	475
Navient Student Loan Trust, Ser 2015-1, Cl A1
1.324%, 09/26/2022 (A)	512	512
Navient Student Loan Trust, Ser 2015-3, Cl A1
1.344%, 07/25/2030 (A)	395	396
Navient Student Loan Trust, Ser 2016-6A, Cl A1
1.504%, 03/25/2066 (A)(B)	626	628
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Ser 2016-T2, Cl AT2
2.575%, 10/15/2049 (B)	1,025	1,021
NYCTL Trust, Ser 2015-A, Cl A
1.340%, 11/10/2028 (B)	242	241
NYCTL Trust, Ser 2016-A, Cl A
1.470%, 11/10/2029 (B)	149	149
Octagon Investment Partners XVI, Ser 2013-1A, Cl A
2.143%, 07/17/2025 (A)(B)	1,000	1,001
OHA Credit Partners VIII, Ser 2013-8A, Cl A
2.150%, 04/20/2025 (A)(B)	690	690
SLM Student Loan Trust, Ser 2003-14, Cl A5
1.268%, 01/25/2023 (A)	128	128
SLM Student Loan Trust, Ser 2004-3, Cl A5
1.208%, 07/25/2023 (A)	462	461

216	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2005-3, Cl A5
1.128%, 10/25/2024 (A)	$988	$986
SLM Student Loan Trust, Ser 2005-4, Cl A3
1.158%, 01/25/2027 (A)	594	591
SLM Student Loan Trust, Ser 2005-6, Cl A5A
1.148%, 07/27/2026 (A)	323	323
SLM Student Loan Trust, Ser 2006-4, Cl A5
1.138%, 10/27/2025 (A)	20	20
SLM Student Loan Trust, Ser 2008-5, Cl A4
2.856%, 07/25/2023 (A)	1,435	1,473
SLM Student Loan Trust, Ser 2008-9, Cl A
2.656%, 04/25/2023 (A)	1,486	1,517
SLM Student Loan Trust, Ser 2011-1, Cl A1
1.544%, 03/25/2026 (A)	603	605
Sofi Consumer Loan Program LLC, Ser 2017-1, Cl A
3.280%, 01/26/2026 (B)	306	308
SoFi Professional Loan Program, Ser 2017-A, Cl A1
1.724%, 03/26/2040 (A)(B)	617	618
SPS Servicer Advance Receivables Trust, Ser 2016-T1, Cl AT1
2.530%, 11/16/2048 (B)	1,020	1,011
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL3, Cl A2
1.221%, 07/25/2036 (A)(B)	35	35
Symphony CLO VIII, Ser 2014-8AR, Cl BR
2.513%, 01/09/2023 (A)(B)	1,660	1,662
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (A)(B)	1,318	1,317
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057 (A)(B)	173	174
Utah State Board of Regents, Ser 2016-1, Cl A
1.774%, 09/25/2056 (A)	684	686
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (B)	1,250	1,245
Verizon Owner Trust, Ser 2016-2A, Cl A
1.680%, 05/20/2021 (B)	630	630
Vibrant CLO III, Ser 2016-3A, Cl A1R
2.510%, 04/20/2026 (A)(B)	445	445
Voya CLO, Ser 2014-3A, Cl A1
2.458%, 07/25/2026 (A)(B)	910	910
Voya CLO, Ser 2015-1A, Cl A1
2.638%, 04/18/2027 (A)(B)	420	423

		41,078

Total Asset-Backed Securities (Cost $97,079) ($ Thousands)		97,167

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 12.2%

Agency Mortgage-Backed Obligations — 4.6%
FHLMC
5.000%, 06/01/2026	$844	$869
1.369%, 05/25/2019	40	39
1.000%, 09/29/2017	1,135	1,135
FHLMC ARM
2.683%, 02/01/2022 (A)	52	54
2.660%, 02/01/2030 (A)	91	96
2.375%, 05/01/2036 (A)	104	110
FHLMC CMO, Ser 2003-2641, Cl KW
4.500%, 07/15/2018	736	754
FHLMC CMO, Ser 2003-2643, Cl MJ
4.500%, 07/15/2018	463	467
FHLMC CMO, Ser 2003-2644, Cl EB
4.500%, 07/15/2018	503	516
FHLMC Multifamily Structured Pass Through Certificates, Ser K011, Cl A1
2.917%, 08/25/2020	83	85
FHLMC Multifamily Structured Pass Through Certificates, Ser K020, Cl A1
1.573%, 01/25/2022	381	379
FHLMC, Ser 2017-KT01, Cl A
1.311%, 02/25/2020	605	606
FNMA
6.000%, 01/01/2027 to 04/01/2040	296	336
5.000%, 05/01/2019 to 03/01/2025	1,864	1,920
1.900%, 10/01/2019	575	577
FNMA ARM
3.099%, 09/01/2024 (A)	90	93
3.090%, 01/01/2029 (A)	14	14
3.024%, 09/01/2024 (A)	33	34
2.745%, 11/01/2025 (A)	7	8
2.626%, 11/01/2023 (A)	16	16
2.612%, 05/01/2028 (A)	13	14
2.259%, 11/01/2021 (A)	11	12
FNMA CMO, Ser 1993-58, Cl H
5.500%, 04/25/2023	29	31
FNMA CMO, Ser 2001-33, Cl FA
1.474%, 07/25/2031 (A)	21	21
FNMA CMO, Ser 2002-56, Cl MC
5.500%, 09/25/2017	–	–
FNMA CMO, Ser 2002-64, Cl FG
1.249%, 10/18/2032 (A)	25	25
FNMA CMO, Ser 2008-18, Cl HD
4.000%, 12/25/2018	34	34
FNMA CMO, Ser 2008-47, Cl FA
1.524%, 06/25/2023 (A)	85	85
FNMA CMO, Ser 2011-24, Cl PC
4.000%, 10/25/2039	1,748	1,807
FNMA CMO, Ser 2011-M7, Cl A2
2.578%, 09/25/2018	639	642

SEI Institutional Investments Trust / Annual Report / May 31, 2017	217

SCHEDULE OF INVESTMENTS

May 31, 2017

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA TBA
3.500%, 06/15/2026	$3,850	$4,030
FNMA, Ser 2015-MA, Cl ASQ2
1.626%, 02/25/2018	172	172
FNMA, Ser M5, Cl ASQ2
2.034%, 03/25/2019	270	271
FNMA, Ser M9, Cl ASQ2
1.513%, 12/25/2017	275	275
FREMF Mortgage Trust, Ser 2011-K703, Cl B
4.881%, 07/25/2044 (A)(B)	1,125	1,154
FREMF Mortgage Trust, Ser 2012-K705, Cl C
4.302%, 09/25/2044 (A)(B)	770	785
FREMF Mortgage Trust, Ser 2012-K706, Cl C
4.029%, 11/25/2044 (A)(B)	785	801
FREMF Mortgage Trust, Ser 2013-K502, Cl B
2.499%, 03/25/2045 (A)(B)	1,340	1,339
FREMF Mortgage Trust, Ser 2013-K502, Cl C
2.967%, 03/25/2045 (A)(B)	550	549
GNMA ARM
2.125%, 09/20/2039 (A)	128	133
GNMA CMO, Ser 2006-47, Cl AC
5.000%, 02/16/2033	36	36
GNMA CMO, Ser 2009-10, Cl JA
4.500%, 03/16/2034	77	79
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (B)	80	82
Mortgage-Linked Amortizing Notes CMO, Ser 2012-1, Cl A10
2.060%, 01/15/2022	179	180
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
1.432%, 10/07/2020 (A)	956	957
NCUA Guaranteed Notes CMO, Ser 2010-R2, Cl 1A
1.356%, 11/06/2017 (A)	52	52
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
1.436%, 01/08/2020 (A)	523	524
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
1.386%, 02/06/2020 (A)	106	107
NCUA Guaranteed Notes CMO, Ser 2011-R4, Cl 1A
1.366%, 03/06/2020 (A)	18	18

		22,323

Non-Agency Mortgage-Backed Obligations — 7.6%
Angel Oak Mortgage Trust LLC, Ser 2017-1, Cl A1
2.810%, 01/25/2047 (A)(B)	208	209

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl A
1.794%, 06/15/2028 (A)(B)	$1,000	$1,001
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
3.203%, 07/25/2035 (A)	225	209
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
3.427%, 11/25/2035 (A)	28	26
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-12, Cl 11A1
3.232%, 02/25/2036 (A)	85	75
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-3, Cl 2A1
3.451%, 06/25/2035 (A)	107	103
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-6, Cl 3A1
3.703%, 08/25/2035 (A)	207	199
BLCP Hotel Trust, Ser 2014-CLRN, Cl A
1.939%, 08/15/2029 (A)(B)	758	759
CD Mortgage Trust, Ser 2007-CD5, Cl A4
5.886%, 11/15/2044 (A)	207	207
CHL Mortgage Pass-Through Trust, Ser 2004-29,Cl 1A1
1.531%, 02/25/2035 (A)	28	27
CHL Mortgage Pass-Through Trust, Ser 2005- HY10, Cl 3A1A
3.230%, 02/20/2036 (A)	155	136
Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.922%, 12/10/2049 (A)	141	141
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.333%, 12/10/2049 (A)	835	838
Citigroup Mortgage Loan Trust, Ser 2004- HYB3, Cl 1A
3.108%, 09/25/2034 (A)	43	42
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
3.512%, 03/25/2036 (A)	185	163
COLT Mortgage Loan Trust, Ser 2016-3, Cl A1
2.800%, 12/26/2046 (A)(B)	267	267
COLT Mortgage Loan Trust, Ser 2017-1, Cl A1
2.614%, 05/27/2047 (A)(B)	366	368
COMM Mortgage Trust, Ser 2013-CR10, Cl A1
1.278%, 08/10/2046	219	219
COMM Mortgage Trust, Ser 2014-BBG, Cl A
1.794%, 03/15/2029 (A)(B)	2,070	2,075
Cosmopolitan Hotel Trust, Ser 2016-CSMO, Cl A
2.389%, 11/15/2033 (A)(B)	1,610	1,619
CSMC Trust, Ser 2014-TIKI, Cl A
1.944%, 09/15/2038 (A)(B)	700	701

218	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Deephaven Residential Mortgage Trust, Ser 2017-1A, Cl A1
2.730%, 12/26/2046	$234	$234
Export-Import Bank of Korea
1.898%, 05/26/2019 (A)	730	732
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN1, Cl M1
4.391%, 07/25/2023 (A)	461	467
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, CI M1
1.991%, 02/25/2024 (A)	10	10
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
2.674%, 04/25/2024 (A)	497	504
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M2
3.391%, 01/25/2025 (A)	361	363
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M1
2.441%, 07/25/2028 (A)	951	955
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA3, Cl M1
1.791%, 03/25/2029 (A)	1,570	1,573
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA1, Cl M1
2.191%, 04/25/2029	3,090	3,108
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 2M1
1.941%, 05/25/2024 (A)	83	83
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
1.941%, 05/25/2024 (A)	280	281
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
2.191%, 07/25/2024 (A)	325	325
FNMA Connecticut Avenue Securities, Ser 2017-C02, Cl 2M1
2.174%, 09/25/2029 (A)	696	700
FREMF Mortgage Trust, Ser 2014-K503, Cl C
3.072%, 10/25/2047 (A)(B)	350	346
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.631%, 11/19/2035 (A)	216	210
GS Mortgage Securities Trust, Ser 2013-GC13, Cl A1
1.206%, 07/10/2046	44	44
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
3.410%, 07/25/2035 (A)	264	237
GSR Mortgage Loan Trust, Ser 2006-AR1, Cl 2A1
3.496%, 01/25/2036 (A)	252	245

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
3.557%, 05/25/2047 (A)	$251	$220
HILT Mortgage Trust, Ser 2014-ORL, Cl A
1.894%, 07/15/2029 (A)(B)	1,600	1,597
Impac CMB Trust, Ser 2004-9, Cl 1A1
1.751%, 01/25/2035 (A)	72	66
Impac CMB Trust, Ser 2005-2, Cl 1A1
1.511%, 04/25/2035 (A)	77	71
Impac CMB Trust, Ser 2005-3, Cl A1
1.471%, 08/25/2035 (A)	72	65
Impac CMB Trust, Ser 2005-5, Cl A1
1.631%, 08/25/2035 (A)	58	52
Impac CMB Trust, Ser 2005-8, Cl 1A
1.511%, 02/25/2036 (A)	186	162
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C14, Cl A2
3.019%, 08/15/2046	613	624
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	381	387
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A1
1.303%, 01/15/2046	16	16
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-CBM, Cl A
1.889%, 10/15/2029 (A)(B)	3,005	3,005
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-PHH, Cl A
2.194%, 08/15/2027 (A)(B)	1,225	1,225
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
3.183%, 08/25/2035 (A)	108	104
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
3.302%, 05/25/2037 (A)	150	140
Korea Development Bank
1.650%, 02/27/2020 (A)	825	825
LB-UBS Commercial Mortgage Trust, Ser 2007- C6, Cl A4
5.858%, 07/15/2040 (A)	74	74
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2
6.292%, 04/15/2041 (A)	608	621
Merrill Lynch Mortgage Investors, Ser 2005-A3, Cl A1
1.294%, 04/25/2035 (A)	52	50
Merrill Lynch Mortgage-Backed Securities Trust, Ser 2007-3, Cl 2A1
3.342%, 06/25/2037 (A)	269	227
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C11, Cl A2
3.085%, 08/15/2046	1,123	1,139
Morgan Stanley Capital I Trust, Ser 2008-T29, Cl A4FL
3.100%, 01/11/2043 (A)	970	976

SEI Institutional Investments Trust / Annual Report / May 31, 2017	219

SCHEDULE OF INVESTMENTS

May 31, 2017

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (B)	$137	$137
Mortgage Repurchase Agreement Financing Trust, Ser 2016-5, Cl A
2.159%, 06/10/2019 (A)(B)	1,350	1,347
MortgageIT Trust, Ser 2005-5, Cl A1
1.251%, 12/25/2035 (A)	245	229
Paragon Mortgages, Ser 2006-12A, Cl A2C
1.402%, 11/15/2038 (A)(B)	133	127
Paragon Mortgages, Ser 2007-15A, Cl A2C
1.351%, 12/15/2039 (A)(B)	329	316
Residential Funding Mortgage Securities, Ser 2007-SA3, Cl 2A1
4.384%, 07/27/2037 (A)	201	179
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
1.533%, 01/20/2035 (A)	25	23
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A)(B)	319	321
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	316	318
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A)(B)	294	296
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)(B)	563	560
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(B)	844	840
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A1
0.779%, 03/10/2046	81	81
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
2.912%, 03/25/2036 (A)	288	272
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
3.074%, 01/25/2035 (A)	98	98
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR10, Cl 2A1
3.131%, 07/25/2036 (A)	206	203
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR12, Cl 1A1
3.244%, 09/25/2036 (A)	113	106

		36,900

Total Mortgage-Backed Securities (Cost $58,779) ($ Thousands)		59,223

COMMERCIAL PAPER (C) — 6.0%
American Express Credit
1.254%, 08/17/2017	3,500	3,491

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER (C) (continued)
Amgen
1.070%, 06/07/2017	$2,500	$2,500
Berkshire Hathaway
1.121%, 06/13/2017	2,500	2,499
Caterpillar Financial Services
1.151%, 06/05/2017	2,000	2,000
1.151%, 06/15/2017	1,300	1,299
Dominion Gas Holdings
1.201%, 06/05/2017	4,400	4,399
Eversource Energy
1.070%, 06/02/2017	3,800	3,800
Harley Davidson
1.071%, 06/09/2017	3,800	3,799
Nissan Motor Acceptance
1.070%, 06/13/2017	550	549
1.041%, 06/14/2017	500	500
United Healthcare
1.141%, 06/21/2017	4,400	4,397

Total Commercial Paper (Cost $29,234) ($ Thousands)		29,233

MUNICIPAL BONDS — 4.5%
Arizona — 0.2%
Northern Arizona University, Build America Bonds, RB
5.020%, 08/01/2018	775	803

Arkansas — 0.3%
Garland County, Sales & Use Tax, RB
1.540%, 11/01/2018	1,520	1,518

California — 1.2%
Anaheim, Housing & Public Improvements Authority, RB
1.000%, 10/01/2017	1,050	1,049
California State, GO Callable 04/01/2022 @–
1.831%, 04/01/2047 (A)	1,150	1,151
Fresno County, Pension Obligation, Ser A, RB, NATL
4.658%, 08/15/2018	610	619
Municipal Improvement Authority of Los Angeles, Ser A, RB
1.924%, 11/01/2017	830	832
Riverside, Pension Obligation, Ser A, RB
0.980%, 06/01/2017	1,005	1,005

220	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
University of California, Ser Y-1, RB Callable 06/05/2017 @ –
1.551%, 07/01/2041 (A)	$1,310	$1,310

		5,966

Colorado — 0.2%
Denver, City and County, Taxable Refiancing Improvement, Ser B, RB
2.700%, 08/01/2017	395	396
1.543%, 08/01/2018	350	351

		747

Florida — 0.2%
Florida State, Board of Administration Finance, Ser A, RB
2.163%, 07/01/2019	1,200	1,209

Illinois — 0.2%
Illinois State, Finance Authority, RB
4.545%, 10/01/2018	520	536
Illinois State, GO
5.665%, 03/01/2018	395	404

		940

Indiana — 0.1%
City of Whiting, Environmental Facilities Revenue, AMT, RB
1.510%, 12/01/2044 (A)	540	540

Maine — 0.3%
Maine Municipal Bond Bank, RB
2.404%, 06/01/2017	1,550	1,550

Michigan — 0.3%
Genesee County, GO Callable 07/03/2017 @ 100
1.651%, 10/01/2019 (A)	1,310	1,311

New Jersey — 0.2%
New Jersey State, Economic Development Authority, Ser Q
2.421%, 06/15/2018	955	954

North Carolina — 0.2%
North Carolina State, Eastern Municipal Power Agency, RB
1.561%, 07/01/2017	1,165	1,165

Ohio — 0.4%
Lucas County, Taxable Arena Improvement, GO
1.125%, 07/12/2017	1,935	1,935

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Pennsylvania — 0.4%
Pennsylvania State, Housing Finance Agency, Ser 123C, RB Callable 12/20/2017 @ –
1.750%, 10/01/2038 (A)	$1,100	$1,100
Pennsylvania, Turnpike Commission, Sub-Ser B, RB
1.760%, 12/01/2019	770	760

		1,860

Wisconsin — 0.3%
Village of Pleasant Prairie, GO Callable 07/03/2017 @ 100
1.473%, 01/01/2018	1,550	1,550

Total Municipal Bonds (Cost $22,053) ($ Thousands)		22,048

U.S. TREASURY OBLIGATIONS — 4.4%
U.S. Treasury Notes
1.375%, 06/30/2018	11,025	11,043
1.125%, 12/31/2019	10,400	10,338

Total U.S. Treasury Obligations (Cost $21,374) ($ Thousands)		21,381

SOVEREIGN DEBT — 0.9%
Hydro-Quebec
1.375%, 06/19/2017	675	675
International Bank for Reconstruction & Development
1.125%, 07/18/2017	849	849
Province of Quebec Canada MTN
1.330%, 09/04/2018 (A)	2,701	2,703

Total Sovereign Debt (Cost $4,220) ($ Thousands)		4,227

CERTIFICATE OF DEPOSIT — 0.1%
Bank of Tokyo
1.140%, 06/21/2017	325	325

Total Certificate of Deposit (Cost $325) ($ Thousands)		325

SEI Institutional Investments Trust / Annual Report / May 31, 2017	221

SCHEDULE OF INVESTMENTS

May 31, 2017

Ultra Short Duration Bond Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.2%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**†	965,569	$966

Total Cash Equivalent (Cost $966) ($ Thousands)		966

	Face Amount (Thousands)

REPURCHASE AGREEMENT(D) — 0.9%
BNP Paribas
0.820%, dated 5/31/2017, to be repurchased on 06/01/2017, repurchase price $4,400,100 (collateralized by U.S. government obligations, 3.000% - 5.500%, 02/15/2021 - 09/15/2046, par value ranging from $67,900 - $4,575,704; total market value $4,488,001)	$4,400	4,400

Total Repurchase Agreement (Cost $4,400) ($ Thousands)		4,400

Total Investments — 100.3% (Cost $487,139) ($ Thousands)		$488,367

The open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(38)	Sep-2017	$(21)
U.S. 2-Year Treasury Note	40	Sep-2017	1
U.S. 5-Year Treasury Note	25	Sep-2017	6
U.S. Long Treasury Bond	(1)	Sep-2017	(1)

			$(15)

Percentages are based on Net Assets of $486,747 ($ Thousands).

**	Rate shown is the 7-day effective yield as of May 31, 2017.

†	Investment in Affiliated Security (see Note 6).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2017.

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $125,460 ($ Thousands), representing 25.8% of the Net Assets of the Fund.

(C)	The rate reported is the effective yield at the time of purchase.

(D)	Tri-Party Repurchase Agreement.

AMT — Alternative Minimum Tax

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

NATL — National Public Finance Guarantee Corporation

NCUA — National Credit Union Association

PLC — Public Limited Company

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$249,397	$–	$249,397
Asset-Backed Securities	–	97,167	–	97,167
Mortgage-Backed Securities	–	59,223	–	59,223
Commercial Paper	–	29,233	–	29,233
Municipal Bonds	–	22,048	–	22,048
U.S. Treasury Obligations	–	21,381	–	21,381
Sovereign Debt	–	4,227	–	4,227
Certificate of Deposit	–	325	–	325
Cash Equivalent	966	–	–	966
Repurchase Agreement	–	4,400	–	4,400

Total Investments in Securities	$966	$487,401	$–	$488,367

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$7	$–	$–	$7
Unrealized Depreciation	(22)	–	–	(22)

Total Other Financial Instruments	$(15)	$–	$–	$(15)

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

222	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Debt Fund

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 94.4%

Angola — 0.3%
Republic of Angola
9.500%, 11/12/2025		$2,401	$2,574
9.500%, 11/12/2025 (A)		3,336	3,570

			6,144

Argentina — 4.1%
Argentina Bonar Bonds(B)
23.306%, 03/01/2020	ARS	28,857	1,860
22.518%, 10/09/2017		3,101	197
22.461%, 03/01/2018		11,041	685
Argentina Treasury Bond BONCER
2.500%, 07/22/2021		12,000	889
Argentine Bonad Bonds
2.400%, 03/18/2018		$5,903	5,862
Argentine Bonos del Tesoro
22.750%, 03/05/2018	ARS	34,349	2,144
21.200%, 09/19/2018		28,109	1,758
18.200%, 10/03/2021		30,732	2,047
15.500%, 10/17/2026		68,626	4,676
Cablevision
6.500%, 06/15/2021 (A)		$290	308
City of Buenos Aires Argentina
22.733%, 03/29/2024 (B)	ARS	15,958	1,034
Pampa Energia
7.500%, 01/24/2027 (A)		$502	530
Petrobras Argentina
7.375%, 07/21/2023 (A)		387	409
Provincia de Cordoba
7.125%, 06/10/2021 (A)		709	751
Provincia del Chaco Argentina
9.375%, 08/18/2024		979	977
Republic of Argentina
8.280%, 12/31/2033		3,575	4,011
8.280%, 12/31/2033		3,519	3,860
7.820%, 12/31/2033	EUR	12,344	14,681
7.820%, 12/31/2033		23,751	28,538
5.000%, 01/15/2027		4,630	5,014
3.380%, 12/31/2038 (C)		1,468	1,041
2.260%, 03/31/2019 (C)		9,032	6,551
0.000%, 12/15/2035 (B)		27,167	2,806

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
YPF MTN
23.083%, 07/07/2020 (B)		$536	$604

			91,233

Armenia — 0.1%
Republic of Armenia
7.150%, 03/26/2025 (A)		2,956	3,235

Azerbaijan — 1.6%
Republic of Azerbaijan
4.750%, 03/18/2024 (A)		8,126	8,255
Southern Gas Corridor
6.875%, 03/24/2026		2,500	2,763
6.875%, 03/24/2026 (A)		2,102	2,323
6.875%, 03/24/2026		5,017	5,545
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030		1,860	2,012
6.950%, 03/18/2030		6,210	6,716
State Oil of the Azerbaijan Republic MTN
4.750%, 03/13/2023		2,200	2,168
4.750%, 03/13/2023		6,237	6,146

			35,928

Bahrain — 0.1%
Bahrain Government International Bond
7.000%, 10/12/2028		994	1,037
7.000%, 10/12/2028 (A)		815	851

			1,888

Belize — 0.1%
Republic of Belize
5.000%, 02/20/2034 (C)		3,437	2,099

Bermuda — 0.3%
Government of Bermuda
4.854%, 02/06/2024		3,750	4,047
3.717%, 01/25/2027		2,493	2,480

			6,527

Bolivia — 0.0%
Bolivian Government International Bond
4.500%, 03/20/2028		543	532

Brazil — 9.7%
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/2019 (A)		720	763
6.500%, 06/10/2019		100	106
4.750%, 05/09/2024 (A)		1,250	1,223
Braskem Finance
5.750%, 04/15/2021		2,472	2,580
Brazil Letras do Tesouro Nacional(D)(E)
15.373%, 01/01/2019	BRL	132,846	35,585
12.205%, 01/01/2020		54,000	13,060

SEI Institutional Investments Trust / Annual Report / May 31, 2017	223

SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Debt Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
10.761%, 07/01/2020	BRL	45,585	$10,441
Brazil Loan Trust 1
5.477%, 07/24/2023 (A)		$1,391	1,403
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		2,028	1,957
5.333%, 02/15/2028		6,829	6,590
5.333%, 02/15/2028 (A)		327	315
Brazil Notas do Tesouro Nacional Serie B
6.000%, 08/15/2022	BRL	8,000	7,649
Brazil Notas do Tesouro Nacional Serie F
10.000%, 01/01/2021		65,496	20,008
10.000%, 01/01/2023		64,596	19,382
10.000%, 01/01/2025		68,624	20,327
10.000%, 01/01/2027		77,018	22,653
BRF
4.750%, 05/22/2024		$1,440	1,417
Cosan Luxembourg
7.000%, 01/20/2027 (A)		365	379
ESAL GmbH
6.250%, 02/05/2023 (A)		153	140
Federal Republic of Brazil
8.250%, 01/20/2034		3,130	3,908
7.125%, 01/20/2037		878	1,005
6.000%, 04/07/2026		8,131	8,838
5.625%, 01/07/2041		1,008	983
5.625%, 02/21/2047		1,501	1,456
5.000%, 01/27/2045		7,907	7,018
GTL Trade Finance
5.893%, 04/29/2024 (A)		198	197
JBS Investments GmbH
7.250%, 04/03/2024		750	696
JBS USA LUX
7.250%, 06/01/2021		121	121
Klabin Finance
5.250%, 07/16/2024		735	734
MARB BondCo
7.000%, 03/15/2024 (A)		247	244
Marfrig Holdings Europe
8.000%, 06/08/2023		1,640	1,701
8.000%, 06/08/2023 (A)		664	688
Minerva Luxembourg
6.500%, 09/20/2026		1,677	1,662
6.500%, 09/20/2026		1,198	1,187
6.500%, 09/20/2026 (A)		375	372
Petrobras Global Finance
8.750%, 05/23/2026		3,969	4,619
7.375%, 01/17/2027		5,658	6,064
Rumo Luxembourg Sarl
7.375%, 02/09/2024 (A)		1,315	1,354
Ultrapar International
5.250%, 10/06/2026		410	409

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Vale Overseas
6.875%, 11/21/2036		$1,360	$1,462
VM Holding
5.375%, 05/04/2027 (A)		4,241	4,203
			214,899

Cameroon — 0.3%
Republic of Cameroon
9.500%, 11/19/2025		5,375	6,379
9.500%, 11/19/2025 (A)		348	413
			6,792

Chile — 0.7%
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2020	CLP	90,000	146
5.000%, 03/01/2035		1,660,000	2,692
4.500%, 02/28/2021		510,000	792
Empresa de Transporte de Pasajeros Metro
5.000%, 01/25/2047		$2,885	3,102
5.000%, 01/25/2047 (A)		538	578
Empresa Electrica Angamos
4.875%, 05/25/2029 (A)		1,732	1,773
Empresa Nacional del Petroleo
4.375%, 10/30/2024 (A)		716	744
4.375%, 10/30/2024		251	262
3.750%, 08/05/2026 (A)		516	515
3.750%, 08/05/2026		970	968
Nacional del Cobre de Chile(A)
6.150%, 10/24/2036		569	677
4.875%, 11/04/2044		1,120	1,174
4.500%, 09/16/2025		954	1,021
Republic of Chile
5.500%, 08/05/2020	CLP	413,000	653
VTR Finance BV
6.875%, 01/15/2024		$500	532
			15,629

China — 0.2%
Proven Honour Capital
4.125%, 05/06/2026		2,600	2,652
Sinopec Group Overseas Development
2014 4.375%, 04/10/2024		292	313
Sinopec Group Overseas Development
2016 3.500%, 05/03/2026 (A)		2,307	2,306
			5,271

Colombia — 5.6%
Bogota Distrito Capital
9.750%, 07/26/2028 (A)	COP	10,018,000	3,604
9.750%, 07/26/2028		794,000	286
Colombian TES
11.000%, 07/24/2020		20,302,300	8,001
10.000%, 07/24/2024		25,754,900	10,876
7.750%, 09/18/2030		3,425,800	1,305

224	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
7.500%, 08/26/2026	COP	48,287,700	$17,991
7.000%, 09/11/2019		3,121,100	1,101
7.000%, 05/04/2022		67,439,600	24,282
4.750%, 04/04/2035		2,968,800	2,996
Ecopetrol
7.375%, 09/18/2043		$368	397
5.875%, 05/28/2045		982	907
5.375%, 06/26/2026		2,513	2,592
Emgesa ESP
8.750%, 01/25/2021	COP	940,000	334
Empresas Publicas de Medellin ESP
8.375%, 02/01/2021		4,738,000	1,667
7.625%, 09/10/2024 (A)		2,224,000	761
7.625%, 09/10/2024 (A)		1,827,000	626
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (A)		1,408,000	479
7.875%, 08/12/2024		1,095,000	373
Republic of Colombia
9.850%, 06/28/2027		994,000	441
9.850%, 06/28/2027		7,914,000	3,508
8.125%, 05/21/2024		$416	529
7.750%, 04/14/2021	COP	3,729,000	1,360
7.375%, 09/18/2037		$6,114	7,850
6.125%, 01/18/2041		4,505	5,190
6.000%, 04/28/2028	COP	23,202,800	7,665
5.625%, 02/26/2044		$330	361
5.000%, 11/21/2018	COP	26,984,200	9,199
4.500%, 01/28/2026		$928	988
4.375%, 07/12/2021		2,178	2,319
4.375%, 03/21/2023	COP	7,800,000	2,472
4.000%, 02/26/2024		$2,022	2,095
2.625%, 03/15/2023		599	582

			123,137

Costa Rica — 1.2%
Banco Nacional de Costa Rica
6.250%, 11/01/2023		431	457
6.250%, 11/01/2023 (A)		290	307
5.875%, 04/25/2021 (A)		799	836
Instituto Costarricense de Electricidad
6.950%, 11/10/2021		400	430
6.375%, 05/15/2043		290	253
Republic of Costa Rica
7.158%, 03/12/2045		3,609	3,780
7.158%, 03/12/2045 (A)		1,585	1,660
7.158%, 03/12/2045		6,784	7,106
7.000%, 04/04/2044		3,701	3,840
7.000%, 04/04/2044 (A)		3,031	3,145
7.000%, 04/04/2044		3,407	3,535
5.625%, 04/30/2043 (A)		191	173
4.375%, 04/30/2025 (A)		186	180
4.375%, 04/30/2025		376	364

Description		Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
4.250%, 01/26/2023		$761	$752

			26,818

Croatia — 1.0%
Republic of Croatia
6.625%, 07/14/2020		4,762	5,264
6.375%, 03/24/2021		2,540	2,817
6.375%, 03/24/2021 (A)		3,670	4,070
5.500%, 04/04/2023 (A)		858	935
5.500%, 04/04/2023		600	654
3.000%, 03/11/2025	EUR	7,022	8,144

			21,884

Dominican Republic — 1.4%
Republic of Dominican Republic
15.950%, 06/04/2021	DOP	4,500	113
11.500%, 05/10/2024		67,000	1,490
11.000%, 01/05/2018		7,560	162
11.000%, 07/30/2021 (A)		67,030	1,437
9.040%, 01/23/2018		$314	322
8.625%, 04/20/2027		2,098	2,502
7.500%, 05/06/2021		594	660
7.450%, 04/30/2044 (A)		4,281	4,837
7.450%, 04/30/2044		1,000	1,130
7.450%, 04/30/2044		586	662
6.875%, 01/29/2026		2,124	2,374
6.850%, 01/27/2045		1,740	1,843
6.850%, 01/27/2045 (A)		5,005	5,300
6.850%, 01/27/2045		525	556
5.950%, 01/25/2027		696	730
5.950%, 01/25/2027 (A)		1,818	1,908
5.875%, 04/18/2024 (A)		676	716
5.875%, 04/18/2024		380	403
5.500%, 01/27/2025		1,620	1,673
5.500%, 01/27/2025		1,559	1,610

			30,428

Ecuador — 0.6%
EP PetroEcuador via Noble Sovereign Funding I
6.781%, 09/24/2019 (B)		178	179
Petroamazonas EP
4.625%, 02/16/2020 (A)		558	516
Republic of Ecuador
10.750%, 03/28/2022 (A)		1,019	1,094
10.500%, 03/24/2020 (A)		862	906
10.500%, 03/24/2020		331	348
9.650%, 12/13/2026 (A)		2,573	2,599
9.625%, 06/02/2027		1,148	1,148
8.750%, 06/02/2023		900	900
7.950%, 06/20/2024		6,828	6,453

			14,143

SEI Institutional Investments Trust / Annual Report / May 31, 2017	225

SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Debt Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
Egypt — 1.0%
Egypt Government International Bond MTN
8.500%, 01/31/2047 (A)		$1,272	$1,361
8.500%, 01/31/2047		7,490	8,015
7.500%, 01/31/2027		6,247	6,620
6.125%, 01/31/2022 (A)		1,254	1,288
Egypt Treasury Bills(D)(E)
20.583%, 01/16/2018	EGP	61,725	3,032
20.581%, 01/09/2018		52,850	2,601

			22,917

El Salvador — 0.9%
Republic of El Salvador
8.625%, 02/28/2029		$2,366	2,443
8.250%, 04/10/2032 (A)		183	181
8.250%, 04/10/2032		319	315
7.750%, 01/24/2023		2,718	2,745
7.650%, 06/15/2035		2,427	2,263
7.650%, 06/15/2035		1,648	1,537
7.625%, 02/01/2041		3,026	2,784
7.375%, 12/01/2019		1,799	1,812
7.375%, 12/01/2019		884	891
6.375%, 01/18/2027		1,092	975
6.375%, 01/18/2027		1,410	1,258
6.375%, 01/18/2027 (A)		1,316	1,175
5.875%, 01/30/2025		545	485
5.875%, 01/30/2025		226	201
5.875%, 01/30/2025 (A)		925	823

			19,888

Ethiopia — 0.0%
Federal Democratic Republic of Ethiopia
6.625%, 12/11/2024 (A)		690	693

Gabon — 0.3%
Republic of Gabon
8.200%, 12/12/2017		520	532
6.950%, 06/16/2025 (A)		2,406	2,443
6.375%, 12/12/2024		1,521	1,510
6.375%, 12/12/2024 (A)		2,187	2,170

			6,655

Georgia — 0.0%
Republic of Georgia
6.875%, 04/12/2021 (A)		888	986

Ghana — 0.8%
Republic of Ghana
24.750%, 07/19/2021*		5,206	1,416
24.500%, 04/22/2019*		2,588	648
24.000%, 09/09/2019*		1,294	325
10.750%, 10/14/2030		9,827	12,237

Description		Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
8.125%, 01/18/2026		$3,475	$3,536

			18,162

Guatemala — 0.1%
Comcel Trust
6.875%, 02/06/2024 (A)		1,370	1,459
6.875%, 02/06/2024		540	575

			2,034

Honduras — 0.1%
Honduras Government International Bond
6.250%, 01/19/2027 (A)		715	743
6.250%, 01/19/2027		479	497

			1,240

Hong Kong — 0.0%
Studio City
7.250%, 11/30/2021 (A)		201	216

Hungary — 1.1%
Magyar Export-Import Bank Zrt
4.000%, 01/30/2020 (A)		1,144	1,183
Republic of Hungary
7.625%, 03/29/2041		11,440	16,984
6.250%, 01/29/2020		1,000	1,099
5.500%, 06/24/2025	HUF	587,520	2,559
3.000%, 06/26/2024		646,410	2,434

			24,259

India — 0.0%
Vedanta Resources(A)
8.250%, 06/07/2021		$45	48
6.375%, 07/30/2022		683	683

			731

Indonesia — 9.3%
Indika Energy Capital II
6.875%, 04/10/2022		65	64
Indo Energy Finance II
6.375%, 01/24/2023		1,861	1,722
Listrindo Capital BV
4.950%, 09/14/2026		440	444
Majapahit Holding
7.875%, 06/29/2037		387	505
7.875%, 06/29/2037 (A)		215	281
Pelabuhan Indonesia III
4.875%, 10/01/2024		1,858	1,974
Pertamina Persero
6.500%, 05/27/2041 (A)		820	949
6.000%, 05/03/2042 (A)		1,344	1,476
5.250%, 05/23/2021		575	618
4.875%, 05/03/2022 (A)		550	585
Pertamina Persero MTN
6.450%, 05/30/2044 (A)		1,285	1,495
5.625%, 05/20/2043		4,088	4,333

226	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description		Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
5.625%, 05/20/2043		$900	$954
Perusahaan Listrik Negara MTN		1,080	1,088
5.250%, 10/24/2042
Republic of Indonesia	IDR	230,000	21
12.800%, 06/15/2021
11.000%, 09/15/2025		2,000,000	188
9.000%, 03/15/2029		253,606,000	21,462
8.750%, 05/15/2031		106,229,000	8,904
8.500%, 10/12/2035		$800	1,156
8.375%, 03/15/2024	IDR	387,046,000	31,331
8.375%, 09/15/2026		150,240,000	12,323
8.375%, 03/15/2034		126,217,000	10,149
8.250%, 07/15/2021		28,050,000	2,218
8.250%, 06/15/2032		5,900,000	467
8.250%, 05/15/2036		141,090,000	11,260
7.875%, 04/15/2019		13,000,000	1,000
7.750%, 01/17/2038		$1,575	2,187
7.750%, 01/17/2038		54	75
7.750%, 01/17/2038		2,461	3,417
7.000%, 05/15/2022	IDR	163,800,000	12,451
7.000%, 05/15/2027		24,500,000	1,845
6.625%, 05/15/2033		45,270,000	3,103
6.625%, 02/17/2037		$2,182	2,711
6.125%, 05/15/2028	IDR	18,170,000	1,254
5.625%, 05/15/2023		71,594,000	5,017
4.875%, 05/05/2021		$1,190	1,279
4.350%, 01/08/2027 (A)		2,534	2,659
3.375%, 07/30/2025	EUR	9,870	12,034
Republic of Indonesia MTN
11.625%, 03/04/2019 (A)		$2,500	2,919
11.625%, 03/04/2019		258	301
11.625%, 03/04/2019		1,006	1,175
6.750%, 01/15/2044 (A)		245	319
5.875%, 01/15/2024		4,183	4,759
5.875%, 01/15/2024		7,750	8,818
5.250%, 01/17/2042		867	947
5.125%, 01/15/2045 (A)		291	315
4.750%, 01/08/2026 (A)		6,497	6,991
4.750%, 01/08/2026		346	372
4.125%, 01/15/2025		524	541
4.125%, 01/15/2025		2,405	2,480
3.750%, 06/14/2028	EUR	6,250	7,664
3.375%, 04/15/2023 (A)		$3,263	3,271

			205,871

Iraq — 0.5%
Republic of Iraq
5.800%, 01/15/2028		11,068	10,159

Ivory Coast — 1.1%
Government of Ivory Coast
6.375%, 03/03/2028 (A)		3,066	3,091
5.750%, 12/31/2032		3,527	3,412

Description	Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
5.750%, 12/31/2032 (C)	$5,876	$5,686
5.750%, 12/31/2032	10,056	9,730
5.750%, 12/31/2032 (A)	976	944
5.375%, 07/23/2024 (A)	974	950

		23,813

Jamaica — 0.1%
Digicel Group
7.125%, 04/01/2022 (A)	344	301
Government of Jamaica
8.000%, 03/15/2039	992	1,180

		1,481

Jordan — 0.1%
Jordan Government International Bond
6.125%, 01/29/2026	1,611	1,662
5.750%, 01/31/2027	1,289	1,290

		2,952

Kazakhstan — 1.2%
Development Bank of Kazakhstan
4.125%, 12/10/2022	880	894
KazAgro National Management Holding JSC MTN
4.625%, 05/24/2023	1,992	1,998
4.625%, 05/24/2023	3,653	3,664
4.625%, 05/24/2023 (A)	1,373	1,377
Kazakhstan Temir Zholy Finance
6.950%, 07/10/2042	500	545
6.375%, 10/06/2020 (A)	660	717
KazMunaiGaz Finance Sub
7.000%, 05/05/2020	2,391	2,636
KazMunaiGaz Finance Sub MTN
6.375%, 04/09/2021	2,610	2,881
KazMunayGas National
7.000%, 05/05/2020 (A)	369	407
KazMunayGas National JSC(A)
5.750%, 04/19/2047	1,171	1,146
4.750%, 04/19/2027	2,205	2,229
Republic of Kazakhstan MTN
6.500%, 07/21/2045	6,345	7,568
Samruk-Energy MTN
3.750%, 12/20/2017	700	699

		26,761

Kenya — 0.2%
Republic of Kenya
6.875%, 06/24/2024 (A)	1,553	1,598
6.875%, 06/24/2024	1,164	1,197
5.875%, 06/24/2019 (A)	1,182	1,226

		4,021

Malaysia — 3.8%
1MDB Energy
5.990%, 05/11/2022	1,000	1,087

SEI Institutional Investments Trust / Annual Report / May 31, 2017	227

SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
1MDB Global Investments
4.400%, 03/09/2023		$15,300	$14,168
Government of Malaysia
5.248%, 09/15/2028	MYR	1,050	270
4.935%, 09/30/2043		2,000	473
4.392%, 04/15/2026		8,423	2,015
4.378%, 11/29/2019		10,271	2,455
4.240%, 02/07/2018		13,470	3,170
4.232%, 06/30/2031		9,500	2,182
4.181%, 07/15/2024		22	5
4.160%, 07/15/2021		1,810	432
4.048%, 09/30/2021		1,000	237
4.012%, 09/15/2017		32,961	7,723
3.955%, 09/15/2025		19,405	4,524
3.900%, 11/30/2026		4,815	1,122
3.892%, 03/15/2027		2,325	534
3.800%, 08/17/2023		27,705	6,457
3.795%, 09/30/2022		2,000	468
3.759%, 03/15/2019		6,285	1,480
3.659%, 10/15/2020		2,606	610
3.654%, 10/31/2019		13,250	3,110
3.620%, 11/30/2021		13,670	3,191
3.580%, 09/28/2018		5,505	1,292
3.502%, 05/31/2027		1,050	233
3.492%, 03/31/2020		2,607	609
3.480%, 03/15/2023		7,094	1,629
3.418%, 08/15/2022		4,983	1,148
3.314%, 10/31/2017		63,201	14,782
3.260%, 03/01/2018		12,922	3,021
Malaysia Government Investment Issue
4.070%, 09/30/2026		21,973	5,107

			83,534

Mexico — 9.9%
Alfa
6.875%, 03/25/2044		$2,325	2,476
6.875%, 03/25/2044		300	320
America Movil
7.125%, 12/09/2024	MXN	23,310	1,169
6.000%, 06/09/2019		14,350	734
Banco Inbursa Institucion de Banca Multiple
4.375%, 04/11/2027 (A)		$839	830
Banco Nacional de Comercio Exterior SNC(B)
3.800%, 08/11/2026 (A)		3,115	3,088
3.800%, 08/11/2026		1,062	1,053
Cemex(A)
7.750%, 04/16/2026		317	360
6.125%, 05/05/2025		91	98
5.700%, 01/11/2025		245	257
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	52,305	2,513
5.750%, 02/14/2042 (A)		$570	573
4.875%, 01/15/2024 (A)		288	302

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
4.750%, 02/23/2027 (A)		$1,363	$1,387
Elementia
5.500%, 01/15/2025		970	985
Fermaca Enterprises S de RL
6.375%, 03/30/2038 (A)		705	754
Mexican Bonos
10.000%, 12/05/2024	MXN	410,083	25,338
10.000%, 11/20/2036		97,891	6,552
8.500%, 12/13/2018		298,742	16,258
8.500%, 05/31/2029		86,907	5,055
8.500%, 11/18/2038		82,061	4,823
7.750%, 05/29/2031		206,958	11,368
7.750%, 11/23/2034		99,842	5,475
7.750%, 11/13/2042		116,270	6,333
7.500%, 06/03/2027		24,175	1,307
6.500%, 06/10/2021		377,516	19,629
6.500%, 06/09/2022		42,059	2,174
5.750%, 03/05/2026		78,743	3,788
5.000%, 12/11/2019		185,740	9,413
4.750%, 06/14/2018		73,500	3,832
Mexican Bonos, Ser M20
8.000%, 12/07/2023		26	1
Petroleos Mexicanos
9.500%, 09/15/2027		$215	265
7.470%, 11/12/2026	MXN	150,904	7,036
7.190%, 09/12/2024		140,046	6,618
6.625%, 06/15/2035		$6,684	7,032
6.625%, 06/15/2038		2,871	2,962
6.500%, 03/13/2027 (A)		6,203	6,769
6.500%, 06/02/2041		1,655	1,667
6.375%, 02/04/2021		441	483
6.375%, 01/23/2045		2,384	2,365
6.000%, 03/05/2020		452	489
5.750%, 03/01/2018		670	688
5.500%, 01/21/2021		17	18
5.500%, 06/27/2044		652	584
4.875%, 01/24/2022		370	386
4.875%, 01/18/2024		220	224
4.770%, 03/11/2022(A)(B)		1,714	1,859
Petroleos Mexicanos MTN
6.875%, 08/04/2026		6,025	6,766
6.750%, 09/21/2047		707	726
6.375%, 01/23/2045 (A)		1,016	1,008
4.875%, 02/21/2028	EUR	5,491	6,496
4.625%, 09/21/2023 (A)		$1,599	1,630
4.250%, 01/15/2025		4,725	4,637
2.750%, 04/21/2027	EUR	1,500	1,524
Sixsigma Networks Mexico
8.250%, 11/07/2021 (A)		$591	588
Trust
6.950%, 01/30/2044 *		2,740	2,863

228	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
United Mexican States
5.750%, 10/12/2110		$3,130	$3,188
4.600%, 01/23/2046		3,859	3,753
4.350%, 01/15/2047		2,098	1,956
4.150%, 03/28/2027		3,714	3,835
United Mexican States MTN
5.550%, 01/21/2045		775	857
4.750%, 03/08/2044		327	324

			217,841

Mongolia — 0.3%
Government of Mongolia MTN
10.875%, 04/06/2021 (A)		1,813	2,101
Mongolia Government International Bond MTN
8.750%, 03/09/2024		2,231	2,487
Trade & Development Bank of Mongolia MTN
9.375%, 05/19/2020		470	509
9.375%, 05/19/2020 (A)		453	490

			5,587

Montenegro — 0.0%
Republic of Montenegro
5.750%, 03/10/2021 (A)	EUR	742	892

Morocco — 0.5%
Morocco Government International Bond
3.500%, 06/19/2024		5,070	6,231
OCP
6.875%, 04/25/2044 (A)		$1,950	2,172
5.625%, 04/25/2024		2,725	2,950

			11,353

Namibia — 0.0%
Namibia International Bonds
5.250%, 10/29/2025 (A)		530	543

Nigeria — 0.3%
Nigeria Treasury Bill
22.341%, 04/05/2018 (D)(E)	NGN	400,000	886
Republic of Nigeria
7.875%, 02/16/2032		$4,042	4,472
7.875%, 02/16/2032 (A)		338	373

			5,731

Oman — 0.3%
Oman Government International Bond
6.500%, 03/08/2047 (A)		2,357	2,539
6.500%, 03/08/2047		988	1,064
5.375%, 03/08/2027		963	1,005
4.750%, 06/15/2026 (A)		993	997
3.875%, 03/08/2022		1,260	1,267
3.625%, 06/15/2021		711	714

			7,586

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Pakistan — 0.1%
Pakistan Government International Bond
8.250%, 09/30/2025		$1,472	$1,659

Panama — 0.3%
Republic of Panama
9.375%, 01/16/2023		595	762
9.375%, 04/01/2029		1,095	1,623
8.125%, 04/28/2034		2,249	2,985
4.300%, 04/29/2053		140	139

			5,509

Paraguay — 0.2%
Republic of Paraguay
6.100%, 08/11/2044 (A)		1,280	1,395
5.000%, 04/15/2026		781	825
4.700%, 03/27/2027		303	312
4.625%, 01/25/2023		293	307
Telefonica Celular del Paraguay
6.750%, 12/13/2022		900	939
6.750%, 12/13/2022		200	209

			3,987

Peru — 1.8%
Abengoa Transmission Sur
6.875%, 04/30/2043 (A)		326	355
Fondo Mivivienda
7.000%, 02/14/2024 (A)	PEN	5,422	1,704
Peru Enhanced Pass-Through Finance(D)(E)
4.978%, 06/02/2025 (A)		$1,000	841
1.273%, 05/31/2018		81	79
1.223%, 05/31/2018 (A)		91	90
Republic of Peru
8.200%, 08/12/2026	PEN	19,028	6,958
6.950%, 08/12/2031		895	301
6.950%, 08/12/2031		12,226	4,119
6.900%, 08/12/2037		3,037	1,008
6.850%, 02/12/2042		882	287
6.550%, 03/14/2037		$2,154	2,849
6.350%, 08/12/2028	PEN	2,539	818
6.350%, 08/12/2028 (A)		13,124	4,226
6.350%, 08/12/2028		2,235	720
5.700%, 08/12/2024		1,883	594
5.700%, 08/12/2024 (A)		7,721	2,438
3.750%, 03/01/2030	EUR	9,718	12,800

			40,187

Philippines — 0.0%
Republic of Philippines
3.900%, 11/26/2022	PHP	52,000	1,020

Poland — 3.5%
Republic of Poland
5.750%, 09/23/2022	PLN	16,534	5,105

SEI Institutional Investments Trust / Annual Report / May 31, 2017	229

SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
5.250%, 10/25/2020	PLN	8,505	$7,958
4.000%, 10/25/2023		40,125	11,503
3.250%, 07/25/2025		41,242	11,234
2.750%, 08/25/2023		7,329	2,505
2.500%, 07/25/2026		40,236	10,271
2.500%, 07/25/2027		6,893	1,736
1.750%, 07/25/2021		47,667	12,431
1.707%, 10/25/2018 (D)(E)		32,100	8,417
1.500%, 04/25/2020		16,779	4,427
1.450%, 07/25/2017 (D)(E)		5,600	1,502

			77,089

Qatar — 0.5%
Ooredoo International Finance MTN
7.875%, 06/10/2019		$873	972
State of Qatar
9.750%, 06/15/2030		3,537	5,718
6.400%, 01/20/2040		3,463	4,554

			11,244

Romania — 1.7%
Government of Romania
5.850%, 04/26/2023	RON	23,330	6,649
5.800%, 07/26/2027		26,060	7,521
4.750%, 02/24/2025		35,385	9,492
3.500%, 12/19/2022		14,585	3,716
Government of Romania MTN
6.750%, 02/07/2022 (A)		$390	453
6.750%, 02/07/2022		504	586
6.125%, 01/22/2044 (A)		818	1,031
3.875%, 10/29/2035	EUR	1,320	1,563
2.875%, 05/26/2028		1,080	1,256
2.750%, 10/29/2025		1,250	1,495
2.375%, 04/19/2027		2,992	3,371

			37,133

Russia — 6.3%
Credit Bank of Moscow Via CBOM Finance
5.875%, 11/07/2021 (A)		$1,626	1,687
Evraz Group
8.250%, 01/28/2021		1,400	1,565
Gazprom OAO Via Gaz Capital
4.250%, 04/06/2024	GBP	2,380	3,195
3.125%, 11/17/2023	EUR	2,760	3,258
GTLK Europe DAC
5.950%, 07/19/2021		$400	422
Ritekro
14.548%, 11/07/2022 (D)(E)(F)(G)		538	286
Russian Federal Bond - OFZ
8.150%, 02/03/2027	RUB	518,631	9,556
7.750%, 09/16/2026		1,418,749	25,157
7.700%, 03/23/2033		44,099	767
7.600%, 04/14/2021		525,649	9,191
7.600%, 07/20/2022		354,258	6,209

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
7.500%, 03/15/2018	RUB	366,156	$6,419
7.050%, 01/19/2028		1,182,665	20,007
7.000%, 01/25/2023		379,924	6,489
7.000%, 08/16/2023		309,500	5,256
6.800%, 12/11/2019		893,638	15,301
6.700%, 05/15/2019		319,953	5,499
6.500%, 11/24/2021 (C)		24,270	410
6.400%, 05/27/2020		32,150	544
6.200%, 01/31/2018		205,553	3,571
Russian Foreign Bond - Eurobond
4.875%, 09/16/2023		$1,800	1,954
Russian Railways via RZD Capital
7.487%, 03/25/2031	GBP	1,726	2,834
Sberbank of Russia Via SB Capital
5.500%, 02/26/2024 (A)(B)		$2,681	2,757
SCF Capital
5.375%, 06/16/2023 (A)		1,068	1,106
Vnesheconombank via VEB Finance
6.902%, 07/09/2020		3,252	3,574
6.800%, 11/22/2025 (A)		600	676
6.800%, 11/22/2025		240	271
5.450%, 11/22/2017 (A)		340	346
5.450%, 11/22/2017		110	112

			138,419

Saudi Arabia — 0.1%
Saudi Government International Bond MTN
4.500%, 10/26/2046		1,565	1,578

Senegal — 0.3%
Republic of Senegal
8.750%, 05/13/2021		683	785
8.750%, 05/13/2021 (A)		200	230
6.250%, 05/23/2033 (A)		5,027	5,027

			6,042

Serbia — 0.4%
Republic of Serbia
7.250%, 09/28/2021		6,220	7,152
7.250%, 09/28/2021 (A)		300	345
7.250%, 09/28/2021		500	575
4.875%, 02/25/2020		1,000	1,041

			9,113

Slovenia — 0.3%
Republic of Slovenia
5.850%, 05/10/2023		2,800	3,274
5.250%, 02/18/2024		3,600	4,109

			7,383

South Africa — 5.3%
Eskom Holdings
7.125%, 02/11/2025		2,330	2,441
7.125%, 02/11/2025 (A)		1,388	1,454

230	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
5.750%, 01/26/2021 (A)		$312	$318
Republic of South Africa
10.500%, 12/21/2026	ZAR	360,508	30,699
8.875%, 02/28/2035		74,750	5,386
8.750%, 01/31/2044		18,377	1,268
8.750%, 02/28/2048		163,877	11,286
8.500%, 06/23/2017		$2,100	2,101
8.500%, 01/31/2037	ZAR	245,798	16,926
8.250%, 03/31/2032		9,167	640
8.000%, 01/31/2030		74,014	5,164
7.750%, 02/28/2023		94,135	7,060
7.000%, 02/28/2031		137,144	8,688
6.750%, 03/31/2021		26,358	1,944
6.500%, 02/28/2041		41,359	2,234
6.250%, 03/31/2036		137,380	7,537
5.875%, 09/16/2025		$3,688	4,035
4.875%, 04/14/2026		585	597
4.300%, 10/12/2028		6,421	6,138
Transnet SOC MTN
9.500%, 05/13/2021 (A)	ZAR	16,660	1,228

			117,144

Sri Lanka — 1.0%
Democratic Socialist Republic of Sri Lanka
6.850%, 11/03/2025 (A)		$1,248	1,331
6.850%, 11/03/2025		6,658	7,100
6.825%, 07/18/2026 (A)		1,612	1,716
6.825%, 07/18/2026		5,807	6,180
6.250%, 07/27/2021		1,147	1,224
6.200%, 05/11/2027		1,102	1,118
5.875%, 07/25/2022 (A)		3,535	3,677

			22,346

Supranational — 0.3%
European Investment Bank MTN
8.500%, 09/17/2024	ZAR	11,350	871
7.200%, 07/09/2019	IDR	50,280,000	3,824
Inter-American Development Bank MTN
7.350%, 09/12/2018		24,590,000	1,873

			6,568

Suriname — 0.0%
Republic of Suriname
9.250%, 10/26/2026 (A)		$713	729

Thailand — 1.2%
Government of Thailand
5.670%, 03/13/2028	THB	3,000	111
4.875%, 06/22/2029		35,000	1,229
3.875%, 06/13/2019		43,000	1,321
3.850%, 12/12/2025		95,298	3,071
3.650%, 12/17/2021		179,900	5,654
3.625%, 06/16/2023		208,313	6,566
3.400%, 06/17/2036		89,500	2,672

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
2.550%, 06/26/2020	THB	75,000	$2,255
2.125%, 12/17/2026		60,000	1,681
1.875%, 06/17/2022		73,000	2,117

			26,677

Trinidad & Tobago — 0.1%
Trinidad & Tobago Government International Bond
4.500%, 08/04/2026 (A)		$671	652
Trinidad Generation
5.250%, 11/04/2027 (A)		706	706

			1,358

Tunisia — 0.1%
Banque Centrale de Tunisie International Bond
5.625%, 02/17/2024	EUR	1,020	1,170

Turkey — 6.4%
Export Credit Bank of Turkey (A)
5.875%, 04/24/2019		$200	209
5.375%, 10/24/2023		1,487	1,509
5.000%, 09/23/2021		674	686
Export Credit Bank of Turkey MTN
5.375%, 02/08/2021 (A)		1,206	1,248
Hazine Mustesarligi
5.004%, 04/06/2023		1,789	1,834
KOC Holding
5.250%, 03/15/2023		2,635	2,754
Republic of Turkey
10.700%, 02/17/2021	TRY	30,521	8,678
10.600%, 02/11/2026		27,501	7,924
10.500%, 01/15/2020		5,244	1,484
10.400%, 03/27/2019		8,790	2,468
10.400%, 03/20/2024		2,700	769
9.500%, 01/12/2022		13,804	3,769
9.400%, 07/08/2020		31,440	8,641
9.200%, 09/22/2021		68,812	18,639
9.000%, 07/24/2024		24,182	6,417
8.800%, 11/14/2018		14,783	4,059
8.500%, 07/10/2019		4,290	1,166
8.500%, 09/14/2022		22,427	5,872
8.300%, 06/20/2018		2,346	645
8.000%, 03/12/2025		4,211	1,048
7.400%, 02/05/2020		56,179	14,742
7.375%, 02/05/2025		$1,540	1,799
7.100%, 03/08/2023	TRY	8,160	1,994
7.000%, 03/11/2019		$779	834
7.000%, 06/05/2020		3,686	4,046
6.875%, 03/17/2036		1,430	1,632
6.750%, 04/03/2018		1,886	1,954
6.750%, 05/30/2040		1,998	2,256
6.000%, 03/25/2027		7,769	8,344
6.000%, 01/14/2041		1,391	1,443

SEI Institutional Investments Trust / Annual Report / May 31, 2017	231

SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
5.750%, 03/22/2024		$245	$261
5.625%, 03/30/2021		769	817
5.125%, 03/25/2022		3,450	3,592
4.875%, 10/09/2026		1,450	1,444
4.875%, 04/16/2043		850	768
4.250%, 04/14/2026		2,239	2,152
3.000%, 08/02/2023	TRY	9,263	2,621
TC Ziraat Bankasi
4.250%, 07/03/2019 (A)		$1,710	1,725
TC Ziraat Bankasi MTN (A)
5.125%, 05/03/2022		1,561	1,565
4.750%, 04/29/2021		756	759
Turk Telekomunikasyon
4.875%, 06/19/2024		2,550	2,551
Turkiye Garanti Bankasi
6.125%, 05/24/2027 (A)(B)		1,730	1,737
Turkiye Is Bankasi
6.125%, 04/25/2024		2,990	3,068

			141,923

Ukraine — 2.7%
Government of Ukraine
7.750%, 09/01/2019 (A)		120	123
7.750%, 09/01/2020 (A)		10,639	10,811
7.750%, 09/01/2021 (A)		7,414	7,501
7.750%, 09/01/2021		1,790	1,811
7.750%, 09/01/2022 (A)		7,275	7,294
7.750%, 09/01/2023		400	398
7.750%, 09/01/2023 (A)		3,168	3,149
7.750%, 09/01/2024 (A)		7,902	7,785
7.750%, 09/01/2024		2,290	2,256
7.750%, 09/01/2025		500	490
7.750%, 09/01/2025 (A)		6,147	6,024
7.750%, 09/01/2026		6,158	6,015
7.750%, 09/01/2026 (A)		1,333	1,302
7.750%, 09/01/2027 (A)		1,635	1,589
7.750%, 09/01/2027		940	914
0.000%, 05/31/2040 (A)(B)		1,832	664
Ukreximbank Via Biz Finance
9.625%, 04/27/2022 (A)		2,211	2,268

			60,394

United Arab Emirates — 0.3%
DP World MTN
6.850%, 07/02/2037		2,350	2,814
6.850%, 07/02/2037		250	299
MAF Global Securities (B)
7.125%, 10/29/2049		1,500	1,577
5.500%, 12/29/2049		1,250	1,270

			5,960

United Kingdom — 0.1%
Tullow Oil
6.250%, 04/15/2022		1,272	1,193

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
6.000%, 11/01/2020		$257	$249

			1,442

Uruguay — 0.6%
Republic of Uruguay
5.100%, 06/18/2050		7,149	7,192
5.000%, 09/14/2018	UYU	38,653	1,386
4.375%, 10/27/2027		$4,199	4,438
4.125%, 11/20/2045		367	332

			13,348

Venezuela — 1.2%
Petroleos de Venezuela
6.000%, 05/16/2024		18,023	7,101
6.000%, 05/16/2024		7,900	3,100
6.000%, 05/16/2024		1,777	700
6.000%, 11/15/2026		5,556	2,133
6.000%, 11/15/2026		2,442	938
5.500%, 04/12/2037		2,696	1,038
5.375%, 04/12/2027		5,870	2,246
Republic of Venezuela
13.625%, 08/15/2018		1,493	1,191
13.625%, 08/15/2018		497	366
9.375%, 01/13/2034		5,531	2,669
7.750%, 10/13/2019		3,997	2,223
7.650%, 04/21/2025		3,743	1,727
7.650%, 04/21/2025		279	129
6.000%, 12/09/2020		1,421	716

			26,277

Zambia — 0.4%
Republic of Zambia
8.970%, 07/30/2027 (A)		769	830
8.970%, 07/30/2027		3,878	4,188
8.500%, 04/14/2024 (A)		2,648	2,814
5.375%, 09/20/2022 (A)		1,315	1,256

			9,088

Total Global Bonds (Cost $2,099,366) ($ Thousands)			2,087,280

LOAN PARTICIPATION — 0.1%
Venezuela — 0.1%
Bolivarian Republic of Venezuela
6.250%, 01/10/2018		1,850	1,858

Total Loan Participation (Cost $1,850) ($ Thousands)			1,858

232	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 0.0%
Pacific Exploration and Production *	23,438	$659

Total Common Stock (Cost $3,813) ($ Thousands)		659

Total Investments — 94.5% (Cost $2,105,029) ($ Thousands)		$2,089,797

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Bund	(300)	Sep-2017	$10
Euro-Bund	(63)	Jun-2017	(111)
Euro-Buxl 30 Year Bond	(64)	Sep-2017	13
JSE Bond Future R186	811	Aug-2017	63
JSE Bond Future R2030	285	Aug-2017	6
JSE Bond Future R2032	302	Aug-2017	7
JSE Bond Future R2037	411	Aug-2017	(2)
JSE Bond Future R207	418	Aug-2017	(11)
JSE Bond Future R208	505	Aug-2017	13
Long Gilt 10-Year Bond	(29)	Sep-2017	(2)
U.S. 10-Year Treasury Note	340	Sep-2017	130
U.S. 5-Year Treasury Note	(84)	Sep-2017	(9)
U.S. Ultra Long Treasury Bond	26	Sep-2017	16

			$123

A list of the open forward foreign currency contracts held by the Fund at May 31, 2017, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
06/21/17-08/02/17	USD	9,900	ARS	162,432	$39
06/01/17-08/28/17	USD	22,187	ARS	357,454	(294)
06/01/17-08/08/17	USD	13,231	COP	39,614,715	248
06/01/17-08/08/17	USD	28,280	COP	82,665,633	(107)
06/01/17-06/21/17	ARS	303,977	USD	18,939	216
06/01/17-08/08/17	COP	66,074,013	USD	22,554	98
06/01/17-08/08/17	COP	88,420,100	USD	29,825	(348)
07/05/17-07/12/17	USD	6,051	BRL	20,020	74
06/02/17-09/05/17	USD	42,398	BRL	134,940	(942)
06/02/17-08/10/17	USD	54,724	MXN	1,056,803	1,378
08/10/17	USD	2,089	MXN	38,825	(36)
06/02/17-07/12/17	BRL	183,648	USD	57,963	1,403
06/02/17-09/05/17	BRL	124,130	USD	37,370	(233)
06/21/17-07/14/17	MXN	258,222	USD	13,959	203
06/02/17-08/10/17	MXN	942,550	USD	49,106	(1,111)
06/05/17-07/11/17	USD	114,695	EUR	104,246	2,582
07/10/17	EUR	30,990	USD	34,920	3
06/05/17-07/11/17	EUR	147,399	USD	160,338	(5,554)
06/07/17-06/21/17	USD	28,573	ZAR	387,161	735
06/07/17-06/21/17	USD	16,833	ZAR	220,291	(169)
06/07/17-08/15/17	SGD	59,249	USD	42,397	(452)
06/07/17-06/28/17	ZAR	313,296	USD	24,119	419

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
06/07/17-06/21/17	ZAR	518,047	USD	38,109	$(1,093)
06/21/17	USD	11,542	PEN	37,992	60
06/09/17-06/22/17	USD	9,586	PEN	31,297	(21)
07/07/17	PEN	8,247	USD	2,518	3
06/09/17-06/22/17	PEN	37,989	USD	11,569	(40)
06/12/17-07/05/17	EUR	23,820	PLN	101,033	339
06/12/17-07/05/17	PLN	63,546	EUR	14,953	(244)
07/06/17	USD	2,218	CLP	1,495,070	7
06/12/17-09/20/17	USD	62,710	CLP	41,838,092	(503)
06/13/17-10/20/17	USD	19,555	MYR	86,619	608
06/28/17-08/30/17	USD	9,677	MYR	41,400	(39)
06/15/17-07/19/17	USD	35,292	RUB	2,163,568	2,639
06/28/17-07/14/17	RUB	391,329	USD	6,900	47
06/15/17-07/19/17	RUB	4,723,208	USD	80,025	(2,686)
06/16/17-09/20/17	EUR	18,800	RON	85,569	(93)
06/16/17-09/20/17	RON	106,953	EUR	23,521	189
06/16/17-07/19/17	IDR	235,326,129	USD	17,551	(100)
06/19/17-08/16/17	EUR	19,107	HUF	5,955,480	236
06/19/17-07/13/17	USD	28,761	INR	1,870,612	172
08/04/17	USD	4,660	INR	301,925	(10)
06/19/17	INR	272,866	USD	4,243	21
07/13/17	INR	178,075	USD	2,735	(13)
06/19/17-08/16/17	HUF	948,851	EUR	3,058	(22)
06/20/17	USD	3,908	SGD	5,466	45
06/20/17-08/30/17	USD	44,728	THB	1,566,447	1,267
06/20/17-08/30/17	THB	527,048	USD	15,172	(304)
06/21/17	GBP	4,480	USD	5,550	(237)
06/21/17-06/26/17	USD	10,743	RON	43,847	56
06/21/17-06/30/17	USD	11,453	PHP	579,957	185
06/21/17-07/20/17	USD	15,251	IDR	206,512,882	226
06/21/17-09/20/17	PLN	21,041	USD	5,482	(171)
06/21/17-06/23/17	USD	26,348	KRW	29,307,588	(171)
06/21/17	RON	7,810	USD	1,926	3
06/21/17-09/20/17	RON	22,556	USD	5,322	(245)
06/21/17	USD	17,890	TWD	545,740	241
06/21/17-07/03/17	USD	13,493	TWD	405,000	(40)
06/21/17-09/20/17	USD	29,327	TRY	108,832	974
07/25/17	USD	3,876	TRY	13,902	(4)
06/21/17-07/25/17	TRY	34,193	USD	9,445	(101)
06/21/17-07/11/17	USD	58,428	PLN	230,136	3,417
06/30/17	PHP	205,201	USD	4,118	3
06/21/17-07/25/17	PHP	331,540	USD	6,612	(32)
06/21/17-07/06/17	CLP	12,970,011	USD	20,052	747
06/23/17	KRW	3,562,666	USD	3,196	14
06/21/17-06/23/17	KRW	26,742,372	USD	23,654	(232)
06/26/17-06/26/17	USD	6,423	HUF	1,765,510	27
06/28/17-10/20/17	MYR	19,963	USD	4,574	(67)
07/03/17-12/20/18	EUR	40,975	CZK	1,088,309	604
07/06/17	USD	3,969	CAD	5,320	(27)
07/06/17-07/06/17	CAD	5,320	USD	3,977	36
08/07/17-12/19/18	USD	6,765	CZK	163,107	300
09/20/17	HUF	441,150	USD	1,615	(2)
03/21/18-04/18/18	USD	12,502	EGP	244,090	173
10/18/17-01/17/18	USD	6,620	EGP	113,850	(562)

SEI Institutional Investments Trust / Annual Report / May 31, 2017	233

SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Debt Fund (Continued)

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
10/26/17	USD	2,345	UYU	68,662	$14
11/07/17	USD	480	UYU	13,987	(1)
10/31/17-11/14/17	USD	8,672	CNY	62,055	356
10/31/17-12/20/17	CNY	295,245	USD	41,950	(862)
09/27/18	CZK	25,278	EUR	948	(20)

					$3,219

A list of open centrally cleared swap agreements held by the Fund at May 31, 2017, is as follows:

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at May 31, 2017, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays PLC	$(25,594)	$25,002	$(592)
Citigroup	(783,844)	782,596	(1,248)
Goldman Sachs	(403,325)	407,147	3,822
HSBC	(46,340)	47,492	1,152
JPMorgan Chase Bank	(433,791)	433,909	118
Standard Bank	(96,142)	96,109	(33)

			$3,219

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount ($Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
Goldman Sachs	28-DAY MXN - TIIE	7.51%	04/20/27	MXN	11,913	$(5)
Goldman Sachs	28-DAY MXN - TIIE	7.92%	01/22/27	MXN	60,251	71
Goldman Sachs	28-DAY MXN - TIIE	8.155%	12/28/26	MXN	21,000	44
Goldman Sachs	28-DAY MXN - TIIE	7.61%	03/07/24	MXN	86,000	25
Goldman Sachs	28-DAY MXN - TIIE	7.58%	01/28/22	MXN	99,598	27
Goldman Sachs	28-DAY MXN - TIIE	7.71%	01/21/22	MXN	6,000	3
Goldman Sachs	6-Month PZL -WIBOR	2.51%	01/10/22	PLN	32,972	109
Goldman Sachs	28-DAY MXN - TIIE	7.10%	04/16/20	MXN	450,000	(123)
JPMorgan Chase Bank	28-DAY MXN - TIIE	7.72%	12/03/26	MXN	16,200	7

						$158

A list of open OTC swap agreements held by the Fund at May 31, 2017, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Citibank	3-Month-MYR -Malaysia Bumiputera Bank Rate	3.87%	04/28/2022	MYR	32,000	$55
Citibank	3.89%	7-Day China Fixing Repo Rates	02/13/2022	CNY	30,000	(20)
Citibank	6-Month PZL - WIBOR	2.43%	12/14/2021	PLN	15,500	52
Goldman Sachs	6-Month HUF - BUBOR	4.07%	04/11/2027	HUF	2,900,000	237
Goldman Sachs	6-Month PZL WIBOR	2.87%	12/16/2026	PLN	18,000	98
Goldman Sachs	28-DAY MXN - TIIE	6.38%	09/16/2026	MXN	35,000	(159)
Goldman Sachs	28-DAY MXN - TIIE	6.17%	03/05/2026	MXN	63,199	(321)
Goldman Sachs	28-DAY MXN - TIIE	6.21%	12/08/2025	MXN	21,174	(102)
Goldman Sachs	28-DAY MXN - TIIE	6.36%	05/21/2025	MXN	29,801	(120)
Goldman Sachs	1-YEAR BRL-CDI	10.89%	01/03/2023	BRL	6,139	(126)
Goldman Sachs	1-DAY BRL - CDI	11.99%	01/02/2023	BRL	3,000	36
Goldman Sachs	28-DAY MXN - TIIE	5.90%	09/12/2022	MXN	99,662	(379)
Goldman Sachs	3.95%	7-Day China Fixing Repo Rates	05/19/2022	CNY	11,000	(11)
Goldman Sachs	0.87%	6-Month CZK - PRIBOR	03/09/2022	CZK	35,000	(9)
Goldman Sachs	3.63%	7-Day China Fixing Repo Rates	01/23/2022	CNY	28,500	28
Goldman Sachs	1.27%	6-Month HUF - BUBOR	01/10/2022	HUF	2,251,935	(129)
Goldman Sachs	1.39%	3-Month KRW - KWCDC	11/04/2021	KRW	20,000,000	223
Goldman Sachs	0.33%	6-Month CZK - PRIBOR	09/01/2021	CZK	50,000	36
Goldman Sachs	0.38%	6-Month CZK - PRIBOR	08/02/2021	CZK	44,600	26
Goldman Sachs	0.45%	6-Month CZK - PRIBOR	05/24/2021	CZK	37,000	17
Goldman Sachs	28-DAY MXN - TIIE	5.37%	03/17/2021	MXY	62,000	(234)
Goldman Sachs	1-DAY BRL - CDI	12.73%	01/04/2021	BRL	13,491	332
Goldman Sachs	1-DAY BRL - CDI	11.11%	01/04/2021	BRL	10,285	79
Goldman Sachs	1-DAY BRL - CDI	9.73%	01/02/2020	BRL	6,161	103
Goldman Sachs	0.65%	3-Month HUF - BUBOR	04/11/2019	HUF	12,000,000	(106)
Goldman Sachs	1-DAY BRL - CDI	13.39%	01/02/2019	BRL	18,383	385
Goldman Sachs	1-DAY BRL - CDI	13.42%	01/02/2019	BRL	25,101	535

234	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Interest Rate Swaps
Goldman Sachs	3-Month KRW - KWCDC	1.32%	11/04/2018	KRW	53,500,000	$(117)
Goldman Sachs	1-YEAR BRL-CDI	11.81%	01/02/2018	BRL	12,298	(97)
Goldman Sachs	1-YEAR BRL-CDI	11.98%	01/02/2018	BRL	11,341	(73)
Goldman Sachs	1-DAY BRL - CDI	12.86%	01/02/2018	BRL	47,206	108
JPMorgan Chase Bank	6-Month HUF - BUBOR	2.46%	05/16/2027	HUF	1,300,000	83
JPMorgan Chase Bank	28-DAY MXN - TIIE	6.13%	06/18/2026	MXN	47,000	(253)
JPMorgan Chase Bank	0.96%	6-Month CZK - PRIBOR	05/17/2022	CZK	63,920	(25)
JPMorgan Chase Bank	1-Day CLP CLOIS	3.43%	05/10/2022	CLP	933,434	26
JPMorgan Chase Bank	3-Month-MYR -Malaysia Bumiputera Bank Rate	3.88%	05/02/2022	MYR	10,000	18
JPMorgan Chase Bank	1.30%	6-Month HUF - BUBOR	04/06/2022	HUF	400,000	(19)
JPMorgan Chase Bank	1-Day CLP CLOIS	3.55%	04/04/2022	CLP	3,298,900	126
JPMorgan Chase Bank	0.73%	6-Month CZK - PRIBOR	02/10/2022	CZK	36,500	2
JPMorgan Chase Bank	6-Month PZL - WIBOR	2.42%	12/12/2021	PLN	5,000	16
JPMorgan Chase Bank	0.36%	6-Month CZK - PRIBOR	09/29/2021	CZK	50,000	34
JPMorgan Chase Bank	1.38%	6-Month HUF - BUBOR	06/17/2021	HUF	875,267	(105)
JPMorgan Chase Bank	0.69%	6-Month HUF - BUBOR	04/20/2020	HUF	2,100,000	(36)
JPMorgan Chase Bank	0.59%	6-Month CZK - PRIBOR	03/13/2020	CZK	30,000	2
JPMorgan Chase Bank	0.54%	6-Month CZK - PRIBOR	02/16/2020	CZK	320,000	30
JPMorgan Chase Bank	1-DAY BRL - CDI	11.46%	01/02/2020	BRL	6,073	66
JPMorgan Chase Bank	1-DAY BRL - CDI	9.61%	01/02/2020	BRL	5,083	86
JPMorgan Chase Bank	1-DAY BRL - CDI	9.07%	01/02/2020	BRL	11,157	(66)
JPMorgan Chase Bank	0.85%	6-Month HUF - BUBOR	10/10/2019	HUF	4,000,000	(212)
JPMorgan Chase Bank	0.64%	6-Month CZK - PRIBOR	05/15/2019	CZK	521,577	(41)
JPMorgan Chase Bank	COP Overnight Interbank Reference Rate	6.96%	11/17/2017	COP	38,467,587	91
JPMorgan Chase Bank	1.77%	3-Month HUF - BUBOR	07/17/2017	HUF	7,146,976	(451)

						$(281)

Cross Currency Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation ($Thousands)
Goldman Sachs	6.88%	3-Month USD - LIBOR	05/29/2019	RUB	24,005	$23
JPMorgan Chase Bank	11.54%	3-Month USD - LIBOR	07/25/2018	TRY	90,000	139

						$162

Percentages are based on Net Assets of $2,211,664 ($ Thousands).
*	Non-income producing security.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $256,477 ($ Thousands), representing 11.6% of the Net Assets of the Fund.
(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2017.
(C)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2017. The coupon on a step bond changes on a specified date.
(D)	The rate reported is the effective yield at the time of purchase.
(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(F)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2017 was $286 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.
(G)	Securities considered illiquid. The total value of such securities as of May 31, 2017 was $286 ($ Thousands) and represented 0.0% of the Net Assets of the Fund (Unaudited).

ARS — Argentine Peso

BRL — Brazilian Real

BUBOR — Budapest Interbank Offered Rate

CAD — Canadian Dollar

CDI — Average One-Day Interbank Deposit Rate

CLOIS — CLP Sinacofi Chile Interbank Rate Average

CLP — Chilean Peso

CNY — Chinese Yuan

COP — Colombian Peso

CZK — Czech Koruna

DOP — Dominican Peso

EGP — Egyptian Pound

EUR — Euro

GBP — British Pound Sterling

HUF — Hungarian Forint

IDR — Indonesian Rupiah

INR — Indian Rupee

KRW — Korean Won

KWCDC — KRW Certificate of Deposit Rate

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

OTC — Over the Counter

PEN — Peruvian Nuevo Sol

PHP — Philippine Peso

PLN — Polish Zloty

PRIBOR — Prague Interbank Offered Rate

RON — Romanian Leu

RUB — Russian Ruble

SGD — Singapore Dollar

SEI Institutional Investments Trust / Annual Report / May 31, 2017	235

SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Debt Fund (Concluded)

Ser — Series

THB — Thai Bhat

TIIE — Interbank Equilibrium Interest Rate

TRY — Turkish Lira

TWD — Taiwan Dollar

USD — United States Dollar

UYU — Uruguayan Peso

WIBOR — Warsaw Interbank Offered Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$–	$2,086,994	$286	$2,087,280
Loan Participation	–	1,858	–	1,858
Common Stock	659	–	–	659

Total Investments in Securities	$659	$2,088,852	$286	$2,089,797

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$258	$—	$—	$258
Unrealized Depreciation	(135)	—	—	(135)
Forwards Contracts *
Unrealized Appreciation	—	20,407	—	20,407
Unrealized Depreciation	—	(17,188)	—	(17,188)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	286	—	286
Unrealized Depreciation	—	(128)	—	(128)
OTC Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	2,930	—	2,930
Unrealized Depreciation	—	(3,211)	—	(3,211)
Cross Currency Swaps *
Unrealized Appreciation	—	162	—	162

Total Other Financial Instruments	$123	$3,258	$—	$3,381

† A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2017 ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017 ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

236	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SCHEDULE OF INVESTMENTS

May 31, 2017

Real Return Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 100.6%
U.S. Treasury Inflation-Protected Securities
2.125%, 01/15/2019	$6,104	$6,353
1.875%, 07/15/2019	6,834	7,189
1.375%, 07/15/2018	6,460	6,609
1.375%, 01/15/2020	8,442	8,825
1.250%, 07/15/2020	12,872	13,534
1.125%, 01/15/2021	14,902	15,627
0.625%, 07/15/2021	15,817	16,374
0.125%, 04/15/2019	21,543	21,687
0.125%, 04/15/2020	21,553	21,747
0.125%, 04/15/2021	18,728	18,876
0.125%, 01/15/2022	17,468	17,619
0.125%, 04/15/2022	6,662	6,698

Total U.S. Treasury Obligations (Cost $160,435) ($ Thousands)		161,138

Total Investments — 100.6%
(Cost $160,435) ($ Thousands)		$161,138

Percentages are based on Net Assets of $160,138 ($ Thousands).

As of May 31, 2017, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	237

SCHEDULE OF INVESTMENTS

May 31, 2017

Limited Duration Bond Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 41.4%
Consumer Discretionary — 0.4%
Historic Time Warner
6.875%, 06/15/2018	$3,846	$4,051
McDonald’s MTN
2.100%, 12/07/2018	1,000	1,007

		5,058

Consumer Staples — 0.9%
Altria Group
9.700%, 11/10/2018	920	1,022
Anheuser-Busch InBev Worldwide
7.750%, 01/15/2019	1,000	1,093
2.200%, 08/01/2018	1,600	1,613
Beam Suntory
1.750%, 06/15/2018	800	798
Philip Morris International
1.592%, 02/21/2020 (A)	2,620	2,636
Walgreens Boots Alliance
1.750%, 11/17/2017	5,084	5,090

		12,252

Energy — 2.3%
Enbridge
1.514%, 06/02/2017(A)	3,250	3,250
Enterprise Products Operating LLC
6.650%, 04/15/2018	2,264	2,359
1.650%, 05/07/2018	4,475	4,474
Kinder Morgan Energy Partners
5.950%, 02/15/2018	5,850	6,012
ONEOK Partners
2.000%, 10/01/2017	4,685	4,689
Regency Energy Partners
5.875%, 03/01/2022	250	280
Statoil
1.380%, 11/09/2017 (A)	2,200	2,202

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
TransCanada PipeLines
1.946%, 01/12/2018 (A)	$ 5,750	$5,769
1.875%, 01/12/2018	2,055	2,058
Williams Partners
3.600%, 03/15/2022	250	257

		31,350

Financials — 26.0%
ABN AMRO Bank
1.798%, 01/18/2019 (A)(B)	6,395	6,418
AIG Global Funding MTN
1.650%, 12/15/2017 (B)	3,445	3,450
American Express Bank
6.000%, 09/13/2017	2,450	2,480
American Express Credit MTN
1.875%, 11/05/2018	6,500	6,503
1.648%, 03/03/2020 (A)	6,240	6,252
1.502%, 05/03/2019 (A)	2,510	2,515
American Honda Finance MTN
1.997%, 02/22/2019 (A)	1,000	1,012
Bank Nederlandse Gemeenten MTN
1.228%, 07/14/2017 (A)(B)	9,075	9,076
Bank of America
6.875%, 11/15/2018	1,000	1,070
1.650%, 03/26/2018	7,600	7,609
1.431%, 06/15/2017 (A)	2,000	2,000
Bank of America MTN
6.400%, 08/28/2017	500	506
5.650%, 05/01/2018	2,000	2,069
2.018%, 04/01/2019 (A)	6,267	6,326
Bank of Montreal
1.750%, 06/15/2021 (B)	5,900	5,818
Bank of Montreal MTN
1.720%, 12/12/2019 (A)	800	805
Bank of Nova Scotia
2.125%, 09/11/2019	5,245	5,273
1.875%, 04/26/2021	3,325	3,288
Barclays
2.000%, 03/16/2018	5,300	5,306
Berkshire Hathaway Finance
1.408%, 01/11/2019 (A)	2,465	2,472
Branch Banking & Trust
1.608%, 01/15/2020 (A)	4,500	4,509
Canadian Imperial Bank of Commerce
1.600%, 09/06/2019	7,400	7,339
Capital One
1.500%, 03/22/2018	2,995	2,989
Capital One Financial
1.941%, 05/12/2020 (A)	4,250	4,254
Citigroup
2.882%, 05/15/2018 (A)	1,750	1,774
2.150%, 07/30/2018	760	763

238	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.860%, 04/27/2018 (A)	$2,315	$2,325
1.800%, 02/05/2018	8,110	8,114
1.750%, 05/01/2018	2,000	1,999
Citizens Bank MTN
2.300%, 12/03/2018	6,290	6,319
Daimler Finance North America LLC
1.500%, 07/05/2019 (B)	5,550	5,495
Discover Bank
2.600%, 11/13/2018	1,000	1,008
2.000%, 02/21/2018	6,520	6,530
Fifth Third Bank
1.450%, 02/28/2018	4,424	4,422
Ford Motor Credit LLC
5.000%, 05/15/2018	7,161	7,370
2.155%, 01/09/2020 (A)	4,120	4,153
General Motors Financial
2.085%, 04/13/2020 (A)	4,120	4,130
Goldman Sachs Group
6.150%, 04/01/2018	4,575	4,738
2.900%, 07/19/2018	3,035	3,074
2.375%, 01/22/2018	4,600	4,621
1.920%, 12/13/2019 (A)	4,310	4,334
Harley-Davidson Financial Services MTN
1.550%, 11/17/2017 (B)	3,000	3,001
HSBC Bank USA NY
6.000%, 08/09/2017	5,000	5,039
HSBC USA
1.700%, 03/05/2018	5,300	5,306
Huntington National Bank
2.200%, 11/06/2018	4,500	4,517
International Lease Finance
7.125%, 09/01/2018 (B)	800	850
JPMorgan Chase
6.000%, 10/01/2017	2,150	2,181
1.882%, 06/01/2021 (A)	8,850	8,836
JPMorgan Chase MTN
1.700%, 03/01/2018	6,690	6,695
KeyBank
1.700%, 06/01/2018	2,295	2,299
1.650%, 02/01/2018	2,578	2,580
1.600%, 08/22/2019	3,685	3,655
Merrill Lynch
6.500%, 07/15/2018	1,000	1,051
MetLife
6.817%, 08/15/2018	2,705	2,870
Metropolitan Life Global Funding I
1.500%, 01/10/2018 (B)	2,000	2,001
Morgan Stanley
1.982%, 02/14/2020 (A)	7,610	7,634
Morgan Stanley MTN
6.625%, 04/01/2018	2,575	2,677

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
New York Life Global Funding
1.550%, 11/02/2018 (B)	$4,540	$4,539
New York Life Global Funding MTN
2.000%, 04/13/2021 (B)	1,000	996
Nissan Motor Acceptance MTN
1.735%, 01/13/2020 (A)(B)	5,495	5,513
PNC Bank
1.800%, 11/05/2018	5,350	5,360
1.538%, 05/19/2020 (A)	3,605	3,607
Pricoa Global Funding I
1.350%, 08/18/2017 (B)	5,050	5,050
Protective Life Global Funding
1.555%, 09/13/2019 (B)	5,810	5,734
Regions Bank
2.250%, 09/14/2018	1,650	1,656
Royal Bank of Canada
1.875%, 02/05/2020	13,355	13,330
Santander Holdings USA
2.642%, 11/24/2017 (A)	2,025	2,035
Sumitomo Mitsui Banking MTN
2.098%, 01/18/2019 (A)	5,250	5,293
SunTrust Bank
2.350%, 11/01/2018	1,507	1,518
1.700%, 01/31/2020 (A)	7,600	7,649
Synchrony Financial
1.875%, 08/15/2017	3,460	3,461
Toronto-Dominion Bank
2.250%, 09/25/2019 (B)	5,300	5,345
Toronto-Dominion Bank MTN
1.993%, 01/22/2019 (A)	4,315	4,358
Toyota Motor Credit MTN
1.415%, 01/09/2019 (A)	5,830	5,845
Travelers MTN
5.750%, 12/15/2017	875	895
UBS MTN
1.853%, 03/26/2018 (A)	7,560	7,597
Volkswagen Group of America Finance LLC
1.600%, 11/20/2017 (B)	4,300	4,297
Voya Financial
2.900%, 02/15/2018	3,988	4,018
Wachovia MTN
5.750%, 02/01/2018	1,000	1,027
WEA Finance LLC
2.700%, 09/17/2019 (B)	1,145	1,155
Wells Fargo
2.150%, 01/15/2019	5,535	5,568
Wells Fargo Bank
1.792%, 05/24/2019 (A)	2,250	2,268
Wells Fargo Bank MTN
1.893%, 01/22/2018 (A)	3,550	3,566
Wells Fargo MTN
1.400%, 09/08/2017	4,400	4,400

SEI Institutional Investments Trust / Annual Report / May 31, 2017	239

SCHEDULE OF INVESTMENTS

May 31, 2017

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wilmington Trust
8.500%, 04/02/2018	$2,505	$2,638

		350,418

Health Care — 3.6%
AbbVie
2.300%, 05/14/2021	735	734
1.800%, 05/14/2018	750	752
Aetna
1.700%, 06/07/2018	1,920	1,922
Allergan
1.350%, 03/15/2018	4,565	4,567
Allergan Funding SCS
2.350%, 03/12/2018	5,730	5,755
Amgen
1.632%, 05/11/2020 (A)	3,615	3,625
Anthem
2.300%, 07/15/2018	1,214	1,222
1.875%, 01/15/2018	4,490	4,496
Baxalta
2.000%, 06/22/2018	3,300	3,306
Becton Dickinson
1.800%, 12/15/2017	2,976	2,983
Catholic Health Initiatives
2.600%, 08/01/2018	2,185	2,196
Dignity Health
2.637%, 11/01/2019	3,921	3,946
Forest Laboratories LLC
5.000%, 12/15/2021 (B)	500	550
McLaren Health Care
1.964%, 05/15/2018	1,270	1,269
Mylan
2.500%, 06/07/2019	3,295	3,315
Teva Pharmaceutical Finance Netherlands III
1.400%, 07/20/2018	1,000	995
Teva Pharmaceuticals
1.700%, 07/19/2019	7,165	7,107

		48,740

Industrials — 1.2%
America West Airlines, Pass-Through Trust, Ser 1999-1
7.930%, 01/02/2019	530	557
Caterpillar Financial Services MTN
1.800%, 11/13/2018	5,279	5,293
John Deere Capital MTN
1.950%, 12/13/2018	6,059	6,080
MUFG Americas Holdings
1.625%, 02/09/2018	4,350	4,350

		16,280

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Information Technology — 0.5%
Apple
2.006%, 02/22/2019 (A)	$1,500	$1,520
Hewlett Packard Enterprise (A)
3.080%, 10/05/2018	3,985	4,071
2.890%, 10/05/2017	1,495	1,501

		7,092

Materials — 1.5%
Chevron Phillips Chemical LLC
1.700%, 05/01/2018 (B)	6,215	6,222
Ecolab
1.450%, 12/08/2017	7,188	7,184
EI du Pont de Nemours
1.700%, 05/01/2020 (A)	4,620	4,643
Martin Marietta Materials
1.822%, 05/22/2020 (A)	2,365	2,373

		20,422

Real Estate — 1.2%
American Tower
4.500%, 01/15/2018	850	864
HCP
3.750%, 02/01/2019	600	614
Kimco Realty MTN
4.300%, 02/01/2018	1,000	1,010
Realty Income
2.000%, 01/31/2018	1,000	1,002
Simon Property Group
1.500%, 02/01/2018 (B)	8,732	8,725
UDR MTN
4.250%, 06/01/2018	1,000	1,024
Ventas Realty
2.700%, 04/01/2020	1,000	1,011
Welltower
4.700%, 09/15/2017	1,230	1,240

		15,490

Telecommunication Services — 1.1%
AT&T
5.500%, 02/01/2018	4,250	4,360
Rogers Communications
6.800%, 08/15/2018	750	795
Verizon Communications (A)
2.871%, 09/14/2018	7,950	8,101
1.506%, 06/09/2017	1,700	1,700

		14,956

Utilities — 2.7%
Berkshire Hathaway Energy
5.750%, 04/01/2018	9,098	9,412

240	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Emera US Finance
2.150%, 06/15/2019	$2,110	$2,111
Entergy Texas
7.125%, 02/01/2019	750	812
Exelon
1.550%, 06/09/2017	3,530	3,530
NextEra Energy Capital Holdings
1.649%, 09/01/2018	4,560	4,552
Oncor Electric Delivery LLC
5.750%, 09/30/2020	500	553
5.000%, 09/30/2017	2,660	2,689
Southern Power
1.500%, 06/01/2018	5,900	5,884
Virginia Electric & Power
1.200%, 01/15/2018	4,620	4,606
West Penn Power
5.950%, 12/15/2017 (B)	470	480
Xcel Energy
1.200%, 06/01/2017	1,145	1,145

		35,774

Total Corporate Obligations (Cost $557,636) ($ Thousands)		557,832

U.S. TREASURY OBLIGATIONS — 27.7%
U.S. Treasury Bills
0.825%, 09/07/2017 (C) (D)	60	60
U.S. Treasury Inflation-Protected Securities
0.125%, 04/15/2020	22,800	23,004
U.S. Treasury Notes
3.125%, 05/15/2019	15,765	16,327
2.750%, 02/15/2019	20,500	21,017
2.375%, 05/31/2018	33,350	33,733
2.125%, 08/31/2020	21,570	21,992
1.875%, 03/31/2022	930	935
1.875%, 04/30/2022	23,185	23,314
1.750%, 05/31/2022	7,825	7,825
1.375%, 06/30/2018	20,280	20,314
1.375%, 02/15/2020	4,205	4,203
1.250%, 12/31/2018	16,415	16,417
1.250%, 03/31/2019	51,635	51,615
1.250%, 04/30/2019	40,495	40,471
1.125%, 12/31/2019	59,750	59,393
1.125%, 04/30/2020	25,850	25,633
0.750%, 08/15/2019	6,420	6,343

Total U.S. Treasury Obligations (Cost $372,959) ($ Thousands)		372,596

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES — 11.9%
Automotive — 6.7%
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	$3,000	$3,002
Ally Master Owner Trust, Ser 2015-3, Cl A
1.630%, 05/15/2020	2,000	2,001
AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl D
2.420%, 05/08/2019	3,070	3,076
AmeriCredit Automobile Receivables Trust, Ser 2013-3, Cl D
3.000%, 07/08/2019	2,700	2,720
BMW Vehicle Lease Trust, Ser 2017-1, Cl A3
1.980%, 05/20/2020	4,135	4,155
CarMax Auto Owner Trust, Ser 2013-4, Cl B
1.710%, 07/15/2019	600	601
Chesapeake Funding II LLC, Ser 2016-2A, Cl A2
1.994%, 06/15/2028 (A)(B)	1,980	1,989
Chesapeake Funding II LLC, Ser 2016-2A, Cl B
2.700%, 06/15/2028 (B)	500	500
Chrysler Capital Auto Receivables Trust, Ser 2016-BA, Cl A4
1.870%, 02/15/2022 (B)	4,255	4,209
CPS Auto Receivables Trust, Ser 2013-B, Cl A
1.820%, 09/15/2020 (B)	101	101
CPS Auto Receivables Trust, Ser 2014-C, Cl A
1.310%, 02/15/2019 (B)	114	114
CPS Auto Receivables Trust, Ser 2016-C, Cl B
2.480%, 09/15/2020 (B)	1,000	999
Credit Acceptance Auto Loan Trust, Ser 2015-1A, Cl A
2.000%, 07/15/2022 (B)	774	775
DT Auto Owner Trust, Ser 2016-2A, Cl B
2.920%, 05/15/2020 (B)	4,250	4,270
DT Auto Owner Trust, Ser 2017-2A, Cl A
1.720%, 05/15/2020 (B)	3,640	3,640
Enterprise Fleet Financing LLC, Ser 2014-2, Cl A2
1.050%, 03/20/2020 (B)	357	357
Enterprise Fleet Financing LLC, Ser 2016-2, Cl A2
1.740%, 02/22/2022 (B)	1,465	1,463
Ford Credit Floorplan Master Owner Trust, Ser 2014-4, Cl A1
1.400%, 08/15/2019	1,350	1,351
Ford Credit Floorplan Master Owner Trust, Ser 2015-4, Cl A2
1.594%, 08/15/2020 (A)	5,250	5,271
GM Financial Automobile Leasing Trust
1.760%, 03/20/2020	4,706	4,701
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl B
2.140%, 06/20/2019	2,845	2,853

SEI Institutional Investments Trust / Annual Report / May 31, 2017	241

SCHEDULE OF INVESTMENTS

May 31, 2017

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A1
1.650%, 05/15/2020 (B)	$4,065	$4,067
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl B
1.970%, 05/15/2020 (B)	1,320	1,317
Harley-Davidson Motorcycle Trust, Ser 2013-1, Cl A4
0.870%, 07/15/2019	87	87
Hertz Fleet Lease Funding, Ser 2015-1, Cl B
2.044%, 07/10/2029 (A)(B)	3,350	3,346
Hertz Fleet Lease Funding, Ser 2017-1, Cl A2
2.130%, 04/10/2031 (B)	3,260	3,263
Honda Auto Receivables Owner Trust, Ser 2015-2, Cl A3
1.040%, 02/21/2019	769	768
Honda Auto Receivables Owner Trust, Ser 2015-4, Cl A2
0.820%, 07/23/2018	162	161
Honda Auto Receivables Owner Trust, Ser 2017-1, Cl A2
1.420%, 07/22/2019	975	975
Mercedes-Benz Auto Lease Trust, Ser 2016-B, Cl A4
1.520%, 06/15/2022	2,310	2,305
NextGear Floorplan Master Owner Trust, Ser 2014-1A, Cl A
1.920%, 10/15/2019 (B)	2,250	2,253
Nissan Auto Lease Trust, Ser 2016-A, Cl A3
1.490%, 03/15/2019	2,000	2,001
Nissan Auto Receivables Owner Trust, Ser 2015-A, Cl A3
1.050%, 10/15/2019	414	413
Nissan Auto Receivables Owner Trust, Ser 2015-B, Cl A2B
1.274%, 07/16/2018 (A)	65	65
Nissan Auto Receivables Owner Trust, Ser 2016-B, Cl A2A
1.050%, 04/15/2019	465	464
Nissan Auto Receivables Owner Trust, Ser 2017-A, Cl A2A
1.470%, 01/15/2020	975	975
Nissan Master Owner Trust Receivables, Ser 2016-A, Cl A2
1.540%, 06/15/2021	3,000	2,984
Prestige Auto Receivables Trust, Ser 2014-1A, Cl A3
1.520%, 04/15/2020 (B)	41	41
Prestige Auto Receivables Trust, Ser 2014-1A, Cl B
1.910%, 04/15/2020 (B)	2,370	2,373

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2013-2, Cl D
2.570%, 03/15/2019	$2,985	$2,995
Santander Drive Auto Receivables Trust, Ser 2015-2, Cl C
2.440%, 04/15/2021	5,895	5,934
Toyota Auto Receivables Owner Trust, Ser 2015-A, Cl A3
1.120%, 02/15/2019	365	365
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A2A
1.020%, 10/15/2018	398	397
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl C
2.240%, 04/15/2020 (B)	125	125
Westlake Automobile Receivables Trust, Ser 2016-3A, Cl B
2.070%, 12/15/2021 (B)	4,100	4,089

		89,911

Credit Cards — 0.9%

Capital One Multi-Asset Execution Trust, Ser 2016-A4, Cl A4
1.330%, 06/15/2022	4,610	4,579
Chase Issuance Trust, Ser 2007-A12, Cl A12
1.039%, 08/15/2019 (A)	900	900
Citibank Credit Card Issuance Trust, Ser 2008-A2, Cl A2
2.167%, 01/23/2020 (A)	1,970	1,984
GE Capital Credit Card Master Note Trust, Ser 2012-7, Cl A
1.760%, 09/15/2022	2,000	2,003
Synchrony Credit Card Master Note Trust, Ser 2012-6, Cl A
1.360%, 08/17/2020	1,656	1,656
Trillium Credit Card Trust II, Ser 2016-1A, Cl A
1.753%, 05/26/2021 (A)(B)	1,000	1,005

		12,127

Mortgage Related Securities — 0.9%

Accredited Mortgage Loan Trust, Ser 2005-3, Cl M1
1.440%, 09/25/2035 (A)	775	769
ACE Securities Home Equity Loan Trust, Ser 2006-NC1, Cl A1
1.211%, 12/25/2035 (A)	1,298	1,287
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
1.711%, 10/25/2034 (A)	717	710
Aegis Asset-Backed Securities Trust, Ser 2005-5, Cl 2A
1.241%, 12/25/2035 (A)	1,451	1,425

242	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Asset-Backed Securities Home Equity Loan Trust, Ser 2004-HE6, Cl A2
1.744%, 09/25/2034 (A)	$323	$323
Bear Stearns Asset-Backed Securities Trust, Ser 2004-2, Cl A1
2.024%, 08/25/2034 (A)	73	73
Bear Stearns Asset-Backed Securities Trust, Ser 2004-SD3, Cl A3
1.561%, 09/25/2034 (A)	131	131
First NLC Trust, Ser 2005-2, Cl M1
1.504%, 09/25/2035 (A)	941	924
Merrill Lynch Mortgage Investors Trust, Ser 2006-FF1, Cl M1
1.244%, 08/25/2036 (A)	2,068	2,062
New Century Home Equity Loan Trust, Ser 2005-2, Cl M2
1.699%, 06/25/2035 (A)	2,000	1,967
Option One Mortgage Loan Trust, Ser 2005-3, Cl M1
1.494%, 08/25/2035 (A)	718	713
Option One Mortgage Loan Trust, Ser 2005-4, Cl M1
1.431%, 11/25/2035 (A)	1,750	1,734

		12,118

Other Asset-Backed Securities — 3.4%

Asset-Backed Pass-Through Certificates, Ser 2004-R2, Cl A4
1.804%, 04/25/2034 (A)	1,093	1,079
CenterPoint Energy Restoration Bond LLC, Ser 2009-1, Cl A2
3.460%, 08/15/2019	515	520
CIT Equipment Collateral, Ser 2014-VTI, Cl A3
1.690%, 10/21/2019 (B)	364	364
Countrywide Asset-Backed Certificates, Ser 2004-12, Cl MV3
2.014%, 03/25/2035 (A)	130	130
Countrywide Asset-Backed Certificates, Ser 2004-14, Cl M2
1.834%, 06/25/2035 (A)	339	339
Countrywide Asset-Backed Certificates, Ser 2005-6, Cl M3
1.584%, 12/25/2035 (A)	1,679	1,677
Credit-Based Asset Servicing and Securitization, Ser 2005-CB3, Cl M2
1.954%, 05/25/2035 (A)	2,666	2,636
CWABS Asset-Backed Certificates Trust, Ser 2004-13, Cl MV4
2.266%, 04/25/2035 (A)	1,099	1,094
Encore Credit Receivables Trust, Ser 2005-2, Cl M2
1.714%, 11/25/2035 (A)	1,400	1,388

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Encore Credit Receivables Trust, Ser 2005-3, Cl M2
1.726%, 10/25/2035 (A)	$1,133	$1,129
FBR Securitization Trust, Ser 2005-2, Cl M1
1.744%, 09/25/2035 (A)	400	399
GSAMP Trust, Ser 2006-HE1, Cl A2D
1.301%, 01/25/2036 (A)	1,542	1,536
John Deere Owner Trust, Ser 2014-B, Cl A3
1.070%, 11/15/2018	288	288
John Deere Owner Trust, Ser 2015-A, Cl A3
1.320%, 06/17/2019	1,993	1,993
Kubota Credit Owner Trust, Ser 2014-1A, Cl A3
1.160%, 05/15/2018 (B)	181	181
MMAF Equipment Finance LLC, Ser 2016-AA, Cl A2
1.390%, 12/17/2018 (B)	2,665	2,664
Navient Student Loan Trust, Ser 2016-2, Cl A1
1.774%, 06/25/2065 (A)(B)	315	316
Navient Student Loan Trust, Ser 2016-3A, Cl A2
1.874%, 06/25/2065 (A)(B)	830	834
Navient Student Loan Trust, Ser 2017-1A, Cl A2
1.741%, 07/26/2066 (A)(B)	1,600	1,614
Navient Student Loan Trust, Ser 2017-3A, Cl A2
1.661%, 07/26/2066 (A)(B)	1,000	1,004
Nelnet Student Loan Trust, Ser 2012-5A, Cl A
1.591%, 10/27/2036 (A)(B)	635	630
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2004-WHQ2, Cl M2
1.936%, 02/25/2035 (A)	575	575
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2005-WHQ2, Cl M1
1.621%, 05/25/2035 (A)	390	390
RAMP Trust, Ser 2004-RS12, Cl MII3
2.524%, 12/25/2034 (A)	897	889
RAMP Trust, Ser 2006-RZ1, Cl M1
1.391%, 03/25/2036 (A)	1,500	1,483
Saxon Asset Securities Trust, Ser 2006-1, Cl A2C
1.344%, 03/25/2036 (A)	2,570	2,542
Securitized Asset-Backed Receivables Trust, Ser 2006-OP1, Cl M1
1.394%, 10/25/2035 (A)	795	781
SLC Student Loan Trust, Ser 2006-1, Cl A5
1.241%, 03/15/2027 (A)	717	714
SLC Student Loan Trust, Ser 2006-2, Cl A5
0.855%, 09/15/2026 (A)	984	982
SLM Student Loan Trust, Ser 2003-11, Cl A6
1.881%, 12/15/2025 (A)(B)	1,000	1,002
SLM Student Loan Trust, Ser 2003-12, Cl A5
1.243%, 09/15/2022 (A)(B)	366	366

SEI Institutional Investments Trust / Annual Report / May 31, 2017	243

SCHEDULE OF INVESTMENTS

May 31, 2017

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2004-10, Cl A6A
1.588%, 04/27/2026 (A)(B)	$1,441	$1,445
SLM Student Loan Trust, Ser 2004-10, Cl A6B
1.588%, 04/27/2026 (A)(B)	1,235	1,236
SLM Student Loan Trust, Ser 2004-3, Cl A5
1.326%, 07/25/2023 (A)	1,385	1,384
SLM Student Loan Trust, Ser 2004-5A, Cl A5
1.756%, 10/25/2023 (A)(B)	378	378
SLM Student Loan Trust, Ser 2005-4, Cl A3
1.158%, 01/25/2027 (A)	802	797
SLM Student Loan Trust, Ser 2007-6, Cl A4
1.536%, 10/25/2024 (A)	911	909
SLM Student Loan Trust, Ser 2011-2, Cl A1
1.624%, 11/25/2027 (A)	876	880
SLM Student Loan Trust, Ser 2013-4, Cl A
1.574%, 06/25/2043 (A)	555	556
SLM Student Loan Trust, Ser 2013-5, Cl A2
1.424%, 10/26/2020 (A)	75	75
SLM Student Loan Trust, Ser 2013-6, Cl A2
1.524%, 02/25/2021 (A)	92	92
SLM Student Loan Trust, Ser 2014-1, Cl A2
1.404%, 07/26/2021 (A)	223	223
SLM Student Loan Trust, Ser 2017-10A, Cl A3
1.601%, 12/15/2027 (A)(B)	1,274	1,272
Structured Asset Investment Loan Trust, Ser 2004-10, Cl A7
2.084%, 11/25/2034 (A)	1,328	1,322
Structured Asset Investment Loan Trust, Ser 2004-11, Cl A4
1.924%, 01/25/2035 (A)	728	726
Structured Asset Investment Loan Trust, Ser 2005-3, Cl M2
1.684%, 04/25/2035 (A)	1,077	1,069
Structured Asset Investment Loan Trust, Ser 2005-HE2, Cl M1
1.744%, 07/25/2035 (A)	1,418	1,370
Structured Asset Securities, Ser 2005-WF1, Cl A3
1.684%, 02/25/2035 (A)	1,370	1,361

		46,634

Total Asset-Backed Securities (Cost $160,673) ($ Thousands)		160,790

MORTGAGE-BACKED SECURITIES — 10.6%
Agency Mortgage-Backed Obligations — 5.3%
FHLMC
5.000%, 06/01/2019	42	43
4.000%, 06/01/2025	574	604
FHLMC ARM
2.259%, 03/01/2037 (A)	173	181

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2004-2761, Cl FT
1.339%, 12/15/2033 (A)	$1,083	$1,087
FHLMC CMO, Ser 2005-2990, Cl LK
1.359%, 10/15/2034 (A)	2,642	2,638
FHLMC CMO, Ser 2005-3066, Cl PF
1.289%, 04/15/2035 (A)	2,577	2,575
FHLMC CMO, Ser 2006-3102, Cl FB
1.289%, 01/15/2036 (A)	1,815	1,815
FHLMC CMO, Ser 2008-3419, Cl FA
1.559%, 08/15/2037 (A)	1,776	1,782
FHLMC CMO, Ser 2010-3747, Cl PA
4.000%, 04/15/2038	307	318
FHLMC CMO, Ser 2011-3867, Cl FN
1.339%, 04/15/2040 (A)	598	599
FHLMC CMO, Ser 2011-3940, Cl PF
1.339%, 05/15/2040 (A)	2,845	2,843
FHLMC CMO, Ser 2011-3960, Cl JF
1.440%, 04/15/2041 (A)	1,327	1,328
FHLMC CMO, Ser 2012-4048, Cl GF
1.339%, 10/15/2040 (A)	821	809
FHLMC Multifamily Structured Pass Through Certificates, Ser K003, Cl A4
5.053%, 01/25/2019	1,875	1,954
FHLMC Multifamily Structured Pass Through Certificates, Ser K007, Cl A2
4.224%, 03/25/2020	1,870	1,987
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K005, Cl A2
4.317%, 11/25/2019	2,250	2,382
FHLMC Multifamily Structured Pass-Through Certificates, Ser KGRP, Cl A
1.371%, 04/25/2020 (A)	540	540
FNMA
6.000%, 02/01/2023	2,148	2,309
5.000%, 05/01/2019	821	842
4.506%, 06/01/2019	4,550	4,556
4.500%, 05/01/2024	1,079	1,147
4.380%, 04/01/2021	900	970
4.330%, 04/01/2021	754	814
3.800%, 04/01/2018	1,986	2,004
3.508%, 01/01/2018	602	605
3.270%, 10/01/2020	1,024	1,067
FNMA ARM
1.453%, 08/01/2022 (A)	273	273
1.222%, 10/01/2019 (A)	2,980	2,982
1.203%, 07/01/2019 (A)	2,980	2,977
FNMA CMO, Ser 2004-94, Cl HF
0.739%, 10/25/2034 (A)	968	971
FNMA CMO, Ser 2005-45, Cl PF
1.274%, 10/25/2034 (A)	2,391	2,394
FNMA CMO, Ser 2005-83, Cl FP
1.354%, 10/25/2035 (A)	1,872	1,865

244	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2007-98, Cl FD
1.474%, 06/25/2037 (A)	$816	$819
FNMA CMO, Ser 2008-18, Cl HD
4.000%, 12/25/2018	41	41
FNMA CMO, Ser 2011-124, Cl DF
1.474%, 08/25/2040 (A)	2,736	2,748
FNMA CMO, Ser 2011-23, Cl AB
2.750%, 06/25/2020	56	57
FNMA CMO, Ser 2011-24, Cl PC
4.000%, 10/25/2039	2,178	2,251
FNMA CMO, Ser 2012-29, Cl NA
3.500%, 03/25/2042	368	378
FNMA, Ser 2010-M7, Cl A2
3.655%, 11/25/2020	963	999
FNMA, Ser 2013-M14, Cl FA
1.374%, 08/25/2018 (A)	1,709	1,711
FNMA, Ser 2014-M2, Cl ASV2
2.777%, 06/25/2021 (A)	1,701	1,739
FNMA, Ser 2014-M6, Cl FA
1.070%, 12/25/2017 (A)	292	292
FNMA, Ser M13, Cl FA
1.374%, 05/25/2018 (A)	2,809	2,809
GNMA ARM
3.000%, 02/20/2041 (A)	400	411
2.375%, 01/20/2042 (A)	1,137	1,166
2.250%, 10/20/2042 (A)	659	676
1.875%, 08/20/2041 (A)	631	648
GNMA CMO, Ser 2010-162, Cl PQ
4.500%, 06/16/2039	87	90
GNMA CMO, Ser 2012-31, Cl QJ
3.000%, 12/20/2039	156	158
GNMA CMO, Ser 2012-77, Cl FM
1.662%, 11/16/2039 (A)	2,058	2,079
GNMA, Ser 2011-142, Cl A
2.337%, 10/16/2040	1,180	1,186
GNMA, Ser 2012-109, Cl AB
1.388%, 09/16/2044	773	758
GNMA, Ser 2013-12, Cl AB
1.826%, 11/16/2052	1,375	1,328
GNMA, Ser 2013193, Cl AB
2.000%, 12/16/2049	285	284

		71,889

Non-Agency Mortgage-Backed Obligations — 5.3%
Agate Bay Mortgage Trust, Ser 2015-2, Cl A7
3.500%, 03/25/2045 (A)(B)	1,632	1,659
Agate Bay Mortgage Trust, Ser 2015-5, Cl A5
3.500%, 07/25/2045 (A)(B)	2,759	2,819
Aventura Mall Trust, Ser 2013-AVM, Cl A
3.743%, 12/05/2032 (A)(B)	3,870	4,080

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust, Ser 2013-DSNY, Cl A
2.044%, 09/15/2026 (A)(B)	$1,790	$1,794
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl A
1.794%, 06/15/2028 (A)(B)	870	871
BLCP Hotel Trust, Ser 2014-CLRN, Cl A
1.939%, 08/15/2029 (A)(B)	834	835
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A2
1.813%, 09/10/2045	604	604
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl A2
1.987%, 04/10/2046	1,305	1,309
Citigroup Commercial Mortgage Trust, Ser 2013-GC15, Cl A2
3.161%, 09/10/2046	1,750	1,780
Citigroup Commercial Mortgage Trust, Ser 2013-SMP, Cl A
2.110%, 01/12/2030 (B)	4,186	4,194
Citigroup Commercial Mortgage Trust, Ser 2016-C1, Cl A1
1.506%, 05/10/2049	3,133	3,118
Citigroup Mortgage Trust
1.224%, 01/25/2037	1,764	1,746
COMM Mortgage Trust, Ser 2014-BBG, Cl A
1.794%, 03/15/2029 (A)(B)	4,223	4,233
COMM Mortgage Trust, Ser 2014-PAT, Cl A
1.790%, 08/13/2027 (A)(B)	320	320
COMM Mortgage Trust, Ser 2014-UBS4, Cl A2
2.963%, 08/10/2019	1,125	1,148
COMM Mortgage Trust, Ser 2015-LC23, Cl A1
1.811%, 10/10/2048	225	225
Cosmopolitan Hotel Trust, Ser 2016-CSMO, Cl A
2.389%, 11/15/2033 (A)(B)	5,460	5,489
CSMC Trust, Ser 2014-WIN1, Cl 2A5
3.000%, 09/25/2044 (A)(B)	772	776
CSMC Trust, Ser 2014-WIN1, Cl 1A1
3.000%, 08/25/2029 (A)(B)	–	–
CSMLT Trust, Ser 2015-1, Cl A3
3.500%, 05/25/2045 (B)	1,923	1,951
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M1
1.891%, 10/25/2027 (A)	1,132	1,134
GS Mortgage Securities Trust, Ser 2010-C1, Cl A1
3.679%, 08/10/2043 (B)	149	153
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (B)	26	26
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	1,192	1,211

SEI Institutional Investments Trust / Annual Report / May 31, 2017	245

SCHEDULE OF INVESTMENTS

May 31, 2017

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C19, Cl A2
3.046%, 04/15/2047	$1,000	$1,022
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C19, Cl A1
1.266%, 04/15/2047	99	99
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A1
1.451%, 06/15/2019	616	613
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C27, Cl A2
2.733%, 02/15/2048	2,880	2,936
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C29, Cl A1
1.626%, 05/15/2048	960	957
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CH2
1.140%, 01/25/2037	1,053	1,049
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A2
3.616%, 11/15/2043 (B)	690	696
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl A3
4.388%, 02/15/2046 (B)	580	590
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A2
2.665%, 01/15/2046	1,050	1,062
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-CBM, Cl A
1.889%, 10/15/2029 (A)(B)	1,785	1,785
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-FL5, Cl A
1.974%, 07/15/2031 (A)(B)	250	251
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-PHH, Cl A
2.194%, 08/15/2027 (A)(B)	4,110	4,110
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-A5
3.500%, 01/25/2047	1,942	1,992
JPMorgan Mortgage Trust, Ser 2015-3, Cl A5
3.500%, 05/25/2045 (A)(B)	3,011	3,092
JPMorgan Resecuritization Trust, Ser 2009-7, Cl 18A1
3.201%, 11/27/2036 (A)(B)	460	462
Merrill Lynch Mortgage Investors Trust, Ser 2004-A, Cl A1
1.484%, 04/25/2029 (A)	999	962
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl A2
1.972%, 08/15/2045	225	224
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl A2
1.863%, 02/15/2046	839	840

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C27, Cl A1
1.980%, 12/15/2047	$279	$278
Morgan Stanley Capital I Trust, Ser 2014-MP, Cl A
3.469%, 08/11/2033 (B)	750	784
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-12, Cl 4A
3.031%, 09/25/2034 (A)	1,791	1,782
Waldorf Astoria Boca Raton Trust, Ser 2016-BOCA, Cl A
2.344%, 06/15/2029 (A)(B)	2,000	2,005
WFRBS Commercial Mortgage Trust, Ser 2013-C12, Cl A2
2.072%, 03/15/2048	1,044	1,046
WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl A1
1.518%, 11/15/2047	1,015	1,013

		71,125

Total Mortgage-Backed Securities (Cost $143,322) ($ Thousands)		143,014

COMMERCIAL PAPER (D) — 5.8%
Amgen
1.070%, 06/07/2017	8,000	7,999
Berkshire Hathaway Energy
1.141%, 06/01/2017	4,500	4,500
Cargill
0.880%, 06/01/2017	10,000	10,000
Caterpillar Financial Services
1.151%, 06/05/2017	5,000	4,999
0.910%, 06/01/2017	6,000	6,000
Dominion Gas Holdings
1.232%, 07/10/2017	10,000	9,987
1.201%, 06/05/2017	5,000	4,999
GlaxoSmithKline
0.880%, 06/01/2017	10,000	10,000
Snap-on
0.900%, 06/01/2017	9,000	9,000
UnitedHealth Group
1.101%, 06/14/2017	10,520	10,515

Total Commercial Paper (Cost $78,000) ($ Thousands)		77,999

246	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS — 5.2%
California — 0.9%
Los Angeles, Municipal Improvement, Ser A, RB
2.344%, 11/01/2018	$995	$1,004
San Francisco City & County, San Francisco International Airport, Ser H, RB
3.396%, 05/01/2019	3,805	3,927
State of California, Department of Water Resources Power Supply Revenue, Ser P, RB
1.713%, 05/01/2021	7,753	7,762

		12,693

Colorado — 0.1%
Denver City & County, Ser B, RB
1.825%, 08/01/2019	2,000	2,006

Florida — 0.2%
Greater Orlando, Aviation Authority, Ser D, RB
3.733%, 10/01/2020	1,820	1,925
Miami Beach, Redevelopment Agency, TA
2.407%, 02/01/2018	1,000	1,002

		2,927

Illinois — 0.1%
Waukegan City, Ser B, GO
2.566%, 12/30/2019	1,045	1,050

Kentucky — 0.3%
Louisville, Regional Airport Authority, Ser C, RB
1.906%, 07/01/2018	2,880	2,890
1.313%, 07/01/2017	1,640	1,640

		4,530

Louisiana — 0.3%
Louisiana State, Ser C, GO
1.087%, 08/01/2017	4,455	4,454

Maryland — 0.1%
Maryland State, Community Development Administration Housing Revenue, Ser A, RB
1.517%, 03/01/2019	1,000	998

Michigan — 0.9%
Genesee County, GO Callable 07/03/2017 @ 100
1.651%, 10/01/2019 (A)	5,190	5,189
Hartland, Consolidated Schools, Ser B, GO, Q-SBLF
1.830%, 05/01/2019	4,250	4,261
Haslett, Public Schools, Ser B, GO, Q-SBLF
1.384%, 05/01/2018	2,050	2,046

		11,496

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Minnesota — 0.3%
Saint Paul, Housing & Redevelopment Authority, RB
1.838%, 07/01/2018	$4,235	$4,247

New Jersey — 0.5%
New Jersey State, Economic Development Authority, RB
1.802%, 06/15/2017 (E)	775	775
1.802%, 06/15/2017	4,140	4,140
New Jersey State, Transportation Trust Fund Authority, Ser B, RB
1.758%, 12/15/2018	1,205	1,193

		6,108

North Carolina — 0.5%
North Carolina State, Eastern Municipal Power Agency, RB
2.578%, 07/01/2019	2,670	2,703
2.003%, 07/01/2018	4,075	4,094

		6,797

Ohio — 0.3%
Jobs, Beverage System, Ser B, RB
1.820%, 01/01/2018	2,195	2,197
Ohio State, Build America Bonds, RB
4.168%, 06/15/2018	1,275	1,309

		3,506

Pennsylvania — 0.3%
Pennsylvania, Turnpike Commission, Sub-Ser B, RB
2.024%, 12/01/2020	4,680	4,613

Washington — 0.4%
Franklin County, Public Utility District No. 1, Ser B, RB
1.980%, 09/01/2021	1,000	984
1.590%, 09/01/2019	1,200	1,190
Washington Biomedical Research Propeerties 3.2, Ser B, RB
1.485%, 03/01/2018	2,725	2,727

		4,901

Total Municipal Bonds (Cost $70,445) ($ Thousands)		70,326

SEI Institutional Investments Trust / Annual Report / May 31, 2017	247

SCHEDULE OF INVESTMENTS

May 31, 2017

Limited Duration Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT — 0.2%
Korea Development Bank
1.650%, 02/27/2020 (A)	$2,800	$2,798

Total Sovereign Debt (Cost $2,800) ($ Thousands)		2,798

	Shares
CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**	6,703,157	6,703

Total Cash Equivalent (Cost $6,703) ($ Thousands)		6,703

Total Investments — 103.3%
(Cost $1,392,538) ($ Thousands)		$1,392,058

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation ($ Thousands)
U.S. 2-Year Treasury Note	63	Sep-2017	$4

Percentages are based on Net Assets of $1,347,212 ($ Thousands).
**	Rate shown is the 7-day effective yield as of May 31, 2017.
(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2017.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $181,292 ($ Thousands), representing 13.5% of the Net Assets of the Fund.
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(D)	The rate reported is the effective yield at the time of purchase.
(E)	Security is escrowed to maturity.

ARM — Adjustable Rate Mortgage

Cl — Class

CMO — Collateralized Mortgage Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$557,832	$–	$557,832
U.S. Treasury Obligations	–	372,596	–	372,596
Asset-Backed Securities	–	160,790	–	160,790
Mortgage-Backed Securities	–	143,014	–	143,014
Commercial Paper	–	77,999	–	77,999
Municipal Bonds	–	70,326	–	70,326
Sovereign Debt	–	2,798	–	2,798
Cash Equivalent	6,703	–	–	6,703

Total Investments in Securities	$6,703	$1,385,355	$–	$1 ,392,058

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$4	$–	$–	$4

Total Other Financial Instruments	$4	$–	$–	$4

*Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

248	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SCHEDULE OF INVESTMENTS

May 31, 2017

Intermediate Duration Credit Fund

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS †† — 87.6%

Consumer Discretionary — 4.9%
21st Century Fox America
8.150%, 10/17/2036	$40	$58
6.900%, 08/15/2039	2,170	2,863
American Honda Finance MTN
1.200%, 07/12/2019	6,290	6,224
BMW US Capital LLC
2.800%, 04/11/2026 (A)	3,045	2,959
1.500%, 04/11/2019 (A)	2,100	2,095
Charter Communications Operating LLC
4.464%, 07/23/2022	1,185	1,272
Comcast
6.950%, 08/15/2037	2,750	3,828
5.650%, 06/15/2035	215	261
4.200%, 08/15/2034	3,700	3,904
3.375%, 02/15/2025	6,725	6,959
3.300%, 02/01/2027	1,635	1,666
3.150%, 03/01/2026	2,730	2,751
2.350%, 01/15/2027	5,000	4,710
1.625%, 01/15/2022	920	899
Comcast Cable Communications Holdings
9.455%, 11/15/2022	1,750	2,363
Daimler Finance North America LLC
2.200%, 05/05/2020 (A)	2,165	2,168
Darden Restaurants
6.800%, 10/15/2037	1,570	1,986
Discovery Communications LLC
6.350%, 06/01/2040	1,460	1,572
Ford Motor
5.291%, 12/08/2046	2,230	2,237
General Motors
4.875%, 10/02/2023	1,150	1,225
General Motors Financial
5.250%, 03/01/2026	670	721

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Home Depot
5.875%, 12/16/2036	$1,489	$1,937
4.400%, 03/15/2045	840	913
3.500%, 09/15/2056	2,430	2,191
3.350%, 09/15/2025	1,500	1,566
2.000%, 04/01/2021	1,280	1,281
Lowe’s
4.050%, 05/03/2047	2,285	2,311
3.375%, 09/15/2025	1,780	1,857
3.100%, 05/03/2027	3,760	3,770
NVR
3.950%, 09/15/2022	665	698
QVC
4.375%, 03/15/2023	1,345	1,363
Target
6.500%, 10/15/2037	1,750	2,342
2.500%, 04/15/2026	1,515	1,449
Time Warner
3.800%, 02/15/2027	1,280	1,278
Time Warner Entertainment
8.375%, 07/15/2033	797	1,101
Toyota Motor Credit MTN
2.800%, 07/13/2022	2,450	2,494
Viacom
5.625%, 09/15/2019	2,200	2,362
Volkswagen Group of America Finance LLC
2.450%, 11/20/2019 (A)	1,280	1,288

		82,922

Consumer Staples — 7.9%
Acwa Power Management And Investments One
5.950%, 12/15/2039 (A)	1,250	1,273
Altria Group
9.950%, 11/10/2038	1,708	2,888
9.250%, 08/06/2019	3,072	3,541
4.750%, 05/05/2021	1,000	1,094
2.625%, 09/16/2026	1,710	1,655
Anheuser-Busch InBev Finance
4.700%, 02/01/2036	11,136	12,135
3.650%, 02/01/2026	6,150	6,330
3.300%, 02/01/2023	4,665	4,808
2.650%, 02/01/2021	3,050	3,097
Anheuser-Busch LLC
5.000%, 03/01/2019	1,000	1,056
B.A.T. International Finance
2.750%, 06/15/2020 (A)	4,755	4,821
Blue Cross & Blue Shield of Minnesota
3.790%, 05/01/2025 (A)	2,086	2,095
Bowdoin College
4.693%, 07/01/2112	2,056	1,928

SEI Institutional Investments Trust / Annual Report / May 31, 2017	249

SCHEDULE OF INVESTMENTS

May 31, 2017

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Coca-Cola
1.550%, 09/01/2021	$3,370	$3,319
Costco Wholesale
2.750%, 05/18/2024	3,410	3,431
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)	2,336	3,034
7.507%, 01/10/2032 (A)	1,646	2,059
Dr. Pepper Snapple Group
3.130%, 12/15/2023	2,610	2,667
Hershey
2.300%, 08/15/2026	3,520	3,329
Japan Tobacco
2.100%, 07/23/2018 (A)	3,587	3,603
Kaiser Foundation Hospitals
4.150%, 05/01/2047	2,840	2,914
Land O’ Lakes
6.000%, 11/15/2022 (A)	1,665	1,844
Massachusetts Institute of Technology
5.600%, 07/01/2111	3,235	4,208
Molson Coors Brewing
2.250%, 03/15/2020 (A)	2,090	2,097
Novartis Capital
3.100%, 05/17/2027	1,650	1,682
3.000%, 11/20/2025	3,455	3,513
PepsiCo
3.450%, 10/06/2046	2,165	2,006
3.125%, 11/01/2020	4,390	4,566
1.500%, 02/22/2019	1,320	1,320
1.250%, 04/30/2018	2,840	2,840
Philip Morris International
4.500%, 03/20/2042	1,540	1,617
3.875%, 08/21/2042	375	360
2.000%, 02/21/2020	3,260	3,272
Reynolds American
8.125%, 05/01/2040	980	1,368
Roche Holdings
2.875%, 09/29/2021 (A)	3,950	4,058
Sanofi
1.250%, 04/10/2018	3,825	3,822
Shire Acquisitions Investments Ireland
2.400%, 09/23/2021	950	944
1.900%, 09/23/2019	3,180	3,166
Toledo Hospital
4.982%, 11/15/2045	2,180	2,444
University of Southern California
5.250%, 10/01/2111	3,250	3,889
Walgreens Boots Alliance
2.600%, 06/01/2021	3,275	3,301
Wal-Mart Stores
6.500%, 08/15/2037	1,500	2,076
4.300%, 04/22/2044	80	87
2.550%, 04/11/2023	6,370	6,476

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wesleyan University
4.781%, 07/01/2116	$2,040	$1,996

		134,029

Energy — 6.8%
Anadarko Petroleum
6.450%, 09/15/2036	3,695	4,399
4.234%, 10/10/2036 (B)	11,000	4,641
Apache
6.900%, 09/15/2018	620	658
BP Capital Markets
3.723%, 11/28/2028	2,159	2,232
3.216%, 11/28/2023	1,460	1,493
British Transco Finance
6.625%, 06/01/2018	1,765	1,850
Canadian Natural Resources
3.850%, 06/01/2027	2,800	2,813
Cenovus Energy
4.250%, 04/15/2027 (A)	2,960	2,949
Chevron
2.895%, 03/03/2024	3,355	3,410
1.344%, 11/09/2017	3,140	3,142
Columbia Pipeline Group
2.450%, 06/01/2018	3,075	3,089
ConocoPhillips
6.500%, 02/01/2039	1,365	1,770
4.200%, 03/15/2021	3,610	3,861
2.400%, 12/15/2022	3,000	2,971
2.082%, 05/15/2022 (C)	3,955	3,994
Devon Financing
7.875%, 09/30/2031	1,761	2,340
Ecopetrol
4.125%, 01/16/2025	1,230	1,205
Energy Transfer
4.650%, 06/01/2021	2,982	3,179
EnLink Midstream Partners
4.150%, 06/01/2025	1,125	1,133
Enterprise Products Operating LLC
3.900%, 02/15/2024	4,250	4,466
EOG Resources
2.450%, 04/01/2020	1,780	1,794
ExxonMobil
4.114%, 03/01/2046	3,473	3,648
3.043%, 03/01/2026	1,985	2,016
Kinder Morgan
5.550%, 06/01/2045	860	914
Lukoil International Finance
6.125%, 11/09/2020 (A)	2,030	2,231
MPLX
5.200%, 03/01/2047	1,175	1,218
Occidental Petroleum
4.400%, 04/15/2046	2,140	2,229

250	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Pertamina Persero MTN
4.300%, 05/20/2023 (A)	$1,625	$1,686
Petroleos Mexicanos
5.625%, 01/23/2046	3,850	3,473
5.375%, 03/13/2022 (A)	1,245	1,326
Petroleos Mexicanos MTN
6.750%, 09/21/2047	1,055	1,083
Sabine Pass Liquefaction LLC
6.250%, 03/15/2022	1,480	1,679
5.625%, 04/15/2023	1,610	1,796
Schlumberger Holdings
4.000%, 12/21/2025 (A)	1,500	1,585
3.000%, 12/21/2020 (A)	4,062	4,160
Shell International Finance
6.375%, 12/15/2038	1,230	1,645
4.125%, 05/11/2035	2,290	2,377
4.000%, 05/10/2046	3,115	3,078
3.625%, 08/21/2042	676	631
3.400%, 08/12/2023	5,525	5,776
1.375%, 05/10/2019	4,675	4,647
Spectra Energy Partners
3.375%, 10/15/2026	1,545	1,522
Tennessee Gas Pipeline
8.375%, 06/15/2032	535	696
TransCanada PipeLines
6.100%, 06/01/2040	1,530	1,948
Valero Energy
10.500%, 03/15/2039	563	910
Williams Partners
5.800%, 11/15/2043	1,100	1,232
3.750%, 06/15/2027	2,750	2,749
3.600%, 03/15/2022	1,540	1,583

		115,227

Financials — 30.8%
ABN AMRO Bank
2.100%, 01/18/2019 (A)	9,340	9,358
American Express Credit MTN
3.300%, 05/03/2027	2,385	2,388
1.875%, 05/03/2019	4,245	4,248
American International Group
4.500%, 07/16/2044	675	690
Ameriprise Financial
4.000%, 10/15/2023	2,450	2,633
ANZ New Zealand International
1.750%, 03/29/2018 (A)	4,000	4,003
Apollo Management Holdings
4.400%, 05/27/2026 (A)	1,715	1,787
Athene Global Funding
2.750%, 04/20/2020 (A)	1,950	1,959
Bancolombia
5.950%, 06/03/2021	2,040	2,242

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bank of America
7.625%, 06/01/2019	$4,000	$4,431
6.000%, 10/15/2036	370	465
Bank of America MTN
5.000%, 01/21/2044	620	700
3.824%, 01/20/2028 (C)	2,045	2,076
3.248%, 10/21/2027	6,285	6,095
Bank of Montreal MTN
2.100%, 12/12/2019	1,155	1,159
1.900%, 08/27/2021	2,335	2,303
1.500%, 07/18/2019	2,977	2,954
Bank of New York Mellon MTN
2.600%, 08/17/2020	3,745	3,806
2.300%, 09/11/2019	1,650	1,666
2.200%, 08/16/2023	2,250	2,194
2.150%, 02/24/2020	2,825	2,846
Barclays
4.836%, 05/09/2028	2,175	2,230
4.337%, 01/10/2028	1,415	1,462
3.684%, 01/10/2023	880	904
BB&T
4.900%, 06/30/2017	880	882
BBVA Bancomer
6.750%, 09/30/2022 (A)	1,975	2,234
Berkshire Hathaway
3.125%, 03/15/2026	1,978	2,016
2.750%, 03/15/2023	1,590	1,607
1.329%, 08/06/2018 (C)	1,190	1,191
Berkshire Hathaway Finance
1.700%, 03/15/2019	4,120	4,136
Blackstone Holdings Finance
5.000%, 06/15/2044 (A)	1,624	1,742
4.450%, 07/15/2045 (A)	3,345	3,324
BNP Paribas MTN
2.950%, 05/23/2022 (A)	2,275	2,292
Branch Banking & Trust
3.800%, 10/30/2026	1,780	1,880
2.850%, 04/01/2021	4,527	4,641
Capital One
2.250%, 09/13/2021	2,050	2,011
Capital One Financial
3.750%, 03/09/2027	1,765	1,770
2.500%, 05/12/2020	3,410	3,430
Carlyle Holdings Finance LLC
3.875%, 02/01/2023 (A)	1,182	1,217
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	4,622	5,029
CDP Financial
5.600%, 11/25/2039 (A)	700	902
4.400%, 11/25/2019 (A)	3,790	4,013
Charles Schwab
4.450%, 07/22/2020	1,720	1,843

SEI Institutional Investments Trust / Annual Report / May 31, 2017	251

SCHEDULE OF INVESTMENTS

May 31, 2017

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Chubb INA Holdings
4.350%, 11/03/2045	$1,138	$1,243
2.875%, 11/03/2022	1,650	1,685
2.300%, 11/03/2020	3,790	3,818
Cincinnati Financial
6.125%, 11/01/2034	1,000	1,219
Citigroup
5.500%, 09/13/2025	735	821
4.450%, 09/29/2027	3,010	3,138
3.400%, 05/01/2026	5,000	4,967
Cooperatieve Rabobank
3.950%, 11/09/2022	6,733	7,044
Credit Suisse Group
4.282%, 01/09/2028 (A)	2,700	2,787
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026	950	1,008
Credit Suisse NY
3.000%, 10/29/2021	3,155	3,220
Farmers Exchange Capital III
5.454%, 10/15/2054 (A)(C)	1,750	1,829
Fifth Third Bank
2.875%, 10/01/2021	3,570	3,649
2.300%, 03/15/2019	4,150	4,177
Fifth Third Bank MTN
2.150%, 08/20/2018	4,000	4,021
First Republic Bank
2.500%, 06/06/2022	1,718	1,719
Five Corners Funding Trust
4.419%, 11/15/2023 (A)	3,080	3,325
Goldman Sachs Group
6.750%, 10/01/2037	1,395	1,784
6.345%, 02/15/2034	1,310	1,601
6.250%, 02/01/2041	3,150	4,068
5.750%, 01/24/2022	1,300	1,470
5.150%, 05/22/2045	1,085	1,182
4.750%, 10/21/2045	1,485	1,618
3.850%, 01/26/2027	4,055	4,135
3.500%, 01/23/2025	1,905	1,928
3.500%, 11/16/2026	3,943	3,928
3.000%, 04/26/2022	4,938	5,000
2.908%, 06/05/2023 (C)	2,630	2,630
2.625%, 04/25/2021	2,740	2,753
2.600%, 04/23/2020	2,420	2,445
2.350%, 11/15/2021	3,450	3,420
Goldman Sachs Group MTN
7.500%, 02/15/2019	1,172	1,278
5.375%, 03/15/2020	2,140	2,318
4.800%, 07/08/2044	3,195	3,471
2.922%, 10/28/2027 (C)	2,805	2,903
HSBC Bank PLC
7.650%, 05/01/2025	2,515	3,127

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
HSBC Bank USA
5.875%, 11/01/2034	$1,990	$2,448
4.875%, 08/24/2020	4,479	4,821
HSBC Finance
6.676%, 01/15/2021	460	523
HSBC Holdings
4.041%, 03/13/2028 (C)	5,927	6,132
3.900%, 05/25/2026	1,000	1,035
3.262%, 03/13/2023 (C)	5,800	5,895
Huntington National Bank
2.375%, 03/10/2020	2,295	2,313
2.200%, 11/06/2018	2,225	2,233
1.700%, 02/26/2018	2,750	2,752
Hyundai Capital America MTN
2.000%, 07/01/2019 (A)	600	596
Infinity Property & Casualty
5.000%, 09/19/2022	1,105	1,190
ING Bank
5.800%, 09/25/2023 (A)	2,615	2,961
Intercontinental Exchange
2.750%, 12/01/2020	4,570	4,658
JPMorgan Chase
6.400%, 05/15/2038	3,582	4,781
6.000%, 10/01/2017	6,735	6,833
6.000%, 01/15/2018	3,929	4,032
4.950%, 06/01/2045	1,010	1,104
4.625%, 05/10/2021	755	819
4.500%, 01/24/2022	5,741	6,216
3.875%, 09/10/2024	1,770	1,830
3.782%, 02/01/2028 (C)	1,470	1,507
3.300%, 04/01/2026	1,855	1,848
3.250%, 09/23/2022	3,114	3,198
3.220%, 03/01/2025 (C)	1,915	1,922
3.200%, 06/15/2026	3,040	3,005
2.700%, 05/18/2023	3,205	3,177
KeyBank
2.350%, 03/08/2019	3,330	3,356
1.700%, 06/01/2018	2,230	2,233
KFW
2.125%, 01/17/2023	2,810	2,825
1.000%, 09/07/2018	2,725	2,713
KFW MTN
1.500%, 04/20/2020	3,120	3,109
KKR Group Finance III
5.125%, 06/01/2044 (A)	5,030	5,321
Kreditanstalt fuer Wiederaufbau MTN
1.750%, 03/31/2020	3,435	3,448
Macquarie Group MTN
4.875%, 08/10/2017 (A)	2,890	2,907
MetLife
10.750%, 08/01/2039	880	1,434
4.050%, 03/01/2045	1,250	1,262

252	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.000%, 03/01/2025	$2,500	$2,510
Metropolitan Life Global Funding I
2.300%, 04/10/2019 (A)	3,500	3,534
Mitsubishi UFJ Financial Group
2.998%, 02/22/2022	4,965	5,054
Moody’s
5.500%, 09/01/2020	1,302	1,430
Morgan Stanley
3.625%, 01/20/2027	6,490	6,549
2.800%, 06/16/2020	3,180	3,235
2.650%, 01/27/2020	2,900	2,937
Morgan Stanley MTN
7.300%, 05/13/2019	1,905	2,093
6.375%, 07/24/2042	2,010	2,666
5.625%, 09/23/2019	1,090	1,174
4.350%, 09/08/2026	160	168
4.300%, 01/27/2045	1,290	1,317
4.000%, 07/23/2025	2,500	2,615
3.750%, 02/25/2023	2,817	2,940
2.750%, 05/19/2022	2,865	2,870
2.553%, 10/24/2023 (C)	3,880	3,944
2.500%, 01/24/2019	1,985	2,003
2.500%, 04/21/2021	5,950	5,958
2.450%, 02/01/2019	1,365	1,375
MUFG Americas Holdings
3.000%, 02/10/2025	3,595	3,542
National Rural Utilities Cooperative Finance
4.750%, 04/30/2043 (C)	2,056	2,102
4.023%, 11/01/2032	3,395	3,656
Nationwide Building Society
4.000%, 09/14/2026 (A)	1,005	1,007
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)	900	1,496
New York Life Global Funding
1.950%, 02/11/2020 (A)	3,500	3,508
New York Life Global Funding MTN
2.000%, 04/13/2021 (A)	5,000	4,981
Nordea Bank MTN
2.375%, 04/04/2019 (A)	3,200	3,227
Northern Trust
3.375%, 05/08/2032 (C)	800	808
Pacific Life Insurance
9.250%, 06/15/2039 (A)	1,215	1,969
PNC Bank
3.300%, 10/30/2024	1,840	1,894
2.250%, 07/02/2019	945	951
1.950%, 03/04/2019	2,135	2,141
PNC Bank MTN
2.150%, 04/29/2021	5,075	5,070
1.600%, 06/01/2018	4,340	4,342
Pricoa Global Funding I
2.200%, 06/03/2021 (A)	2,925	2,902

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Principal Life Global Funding II
2.625%, 11/19/2020 (A)	$788	$797
2.375%, 11/21/2021 (A)	3,000	2,985
Prudential Financial MTN
5.700%, 12/14/2036	1,660	2,032
Royal Bank of Canada MTN
2.500%, 01/19/2021	2,165	2,193
2.125%, 03/02/2020	2,455	2,463
Royal Bank of Scotland Group
3.875%, 09/12/2023	2,500	2,535
3.498%, 05/15/2023 (C)	3,270	3,277
S&P Global
3.300%, 08/14/2020	2,543	2,613
Sumitomo Mitsui Trust Bank
2.050%, 03/06/2019 (A)	3,000	3,003
SunTrust Bank
2.900%, 03/03/2021	1,920	1,958
2.250%, 01/31/2020	2,940	2,960
TIAA
6.850%, 12/16/2039 (A)	12	17
4.900%, 09/15/2044 (A)	1,800	2,020
4.270%, 05/15/2047 (A)	1,735	1,779
TIAA Asset Management Finance LLC
2.950%, 11/01/2019 (A)	3,155	3,207
Toronto-Dominion Bank
3.625%, 09/15/2031 (C)	2,850	2,798
Travelers
3.750%, 05/15/2046	3,040	2,978
UBS Group Funding Switzerland
4.253%, 03/23/2028 (A)	1,605	1,677
4.125%, 09/24/2025 (A)	1,500	1,571
3.491%, 05/23/2023 (A)	3,260	3,329
UBS MTN
1.800%, 03/26/2018	3,500	3,506
UniCredit MTN
3.750%, 04/12/2022 (A)	835	843
US Bancorp MTN
2.950%, 07/15/2022	2,110	2,155
2.625%, 01/24/2022	2,184	2,215
US Bank
2.125%, 10/28/2019	2,580	2,602
USF&G Capital III
8.312%, 07/01/2046 (A)	585	775
Validus Holdings
8.875%, 01/26/2040	1,370	1,960
Visa
2.200%, 12/14/2020	2,365	2,387
WEA Finance LLC
3.750%, 09/17/2024 (A)	3,382	3,456
2.700%, 09/17/2019 (A)	2,500	2,522
Wells Fargo
3.069%, 01/24/2023	4,290	4,359

SEI Institutional Investments Trust / Annual Report / May 31, 2017	253

SCHEDULE OF INVESTMENTS

May 31, 2017

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.000%, 04/22/2026	$2,672	$2,613
2.500%, 03/04/2021	3,080	3,103
2.150%, 01/15/2019	3,125	3,144
Wells Fargo MTN
4.900%, 11/17/2045	1,320	1,420
4.750%, 12/07/2046	3,143	3,318
4.400%, 06/14/2046	3,025	3,021
4.300%, 07/22/2027	939	996
3.584%, 05/22/2028 (C)	3,496	3,538
2.150%, 01/30/2020	6,355	6,378
Westpac Banking
4.625%, 06/01/2018	3,466	3,559

		519,955

Health Care — 6.3%
AbbVie
2.500%, 05/14/2020	3,560	3,603
Aetna
2.750%, 11/15/2022	3,300	3,326
Amgen
4.400%, 05/01/2045	315	319
Anthem
6.375%, 06/15/2037	1,190	1,505
3.300%, 01/15/2023	670	687
AstraZeneca
6.450%, 09/15/2037	1,070	1,438
2.375%, 11/16/2020	3,100	3,133
Coventry Health Care
5.450%, 06/15/2021	1,480	1,643
Dignity Health
2.637%, 11/01/2019	4,364	4,392
Eli Lilly
3.100%, 05/15/2027	2,355	2,387
Express Scripts Holding
4.800%, 07/15/2046	315	313
3.400%, 03/01/2027	3,500	3,364
Gilead Sciences
4.750%, 03/01/2046	1,565	1,661
4.000%, 09/01/2036	1,285	1,270
2.950%, 03/01/2027	2,560	2,480
2.550%, 09/01/2020	6,425	6,529
2.050%, 04/01/2019	4,100	4,120
Johnson & Johnson
3.625%, 03/03/2037	1,440	1,485
Kaiser Foundation Hospitals
3.150%, 05/01/2027	1,215	1,231
Medtronic
4.625%, 03/15/2045	1,722	1,911
4.375%, 03/15/2035	3,801	4,112
3.150%, 03/15/2022	3,055	3,175
2.500%, 03/15/2020	7,965	8,105
1.500%, 03/15/2018	3,095	3,097

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Merck
2.750%, 02/10/2025	$815	$817
2.350%, 02/10/2022	3,045	3,081
1.850%, 02/10/2020	3,210	3,228
Mylan
5.250%, 06/15/2046	2,250	2,386
3.950%, 06/15/2026	1,285	1,289
New York and Presbyterian Hospital
4.763%, 08/01/2116	2,350	2,242
Pfizer
3.000%, 12/15/2026	2,360	2,374
Pharmacia
6.600%, 12/01/2028	1,000	1,321
Stryker
2.000%, 03/08/2019	3,225	3,235
Teva Pharmaceutical Finance Netherlands III
3.150%, 10/01/2026	2,800	2,630
2.800%, 07/21/2023	1,580	1,536
2.200%, 07/21/2021	2,555	2,505
Teva Pharmaceuticals
1.700%, 07/19/2019	3,000	2,976
UnitedHealth Group
6.625%, 11/15/2037	215	294
6.500%, 06/15/2037	1,150	1,539
4.700%, 02/15/2021	4,650	5,050
4.625%, 07/15/2035	740	828
1.400%, 12/15/2017	4,715	4,714

		107,331

Industrials — 8.2%
3M MTN
3.125%, 09/19/2046	2,300	2,084
Air Canada, Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (A)	4,447	4,508
American Airlines, Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	5,216	5,574
American Airlines, Pass-Through Trust, Ser 2014-1, Cl A
4.375%, 10/01/2022	1,441	1,456
American Airlines, Pass-Through Trust, Ser 2016-2, Cl A
3.650%, 06/15/2028	2,570	2,554
Aviation Capital Group
2.875%, 01/20/2022 (A)	2,055	2,054
BAE Systems
5.800%, 10/11/2041 (A)	3,940	4,746
Boeing
2.500%, 03/01/2025	1,440	1,412
1.875%, 06/15/2023	4,360	4,225

254	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Burlington Northern Santa Fe LLC
6.150%, 05/01/2037	$1,550	$2,032
4.550%, 09/01/2044	3,305	3,629
Caterpillar
4.750%, 05/15/2064	720	791
3.803%, 08/15/2042	1,190	1,184
3.400%, 05/15/2024	3,050	3,189
Caterpillar Financial Services MTN
1.350%, 05/18/2019	1,030	1,022
Continental Airlines, Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	4,010	4,186
Delta Air Lines, Pass-Through Trust, Ser 2012- 1, Cl A
4.750%, 05/07/2020	3,316	3,480
Delta Air Lines, Pass-Through Trust, Ser 2015- 1, Cl A
3.875%, 07/30/2027	1,472	1,518
Embraer Netherlands Finance
5.400%, 02/01/2027	1,125	1,165
Fortive
2.350%, 06/15/2021 (A)	1,475	1,468
GE Capital International Funding Unlimited
4.418%, 11/15/2035	7,061	7,606
2.342%, 11/15/2020	7,076	7,149
General Dynamics
1.875%, 08/15/2023	2,525	2,442
General Electric
5.250%, 12/06/2017	2,920	2,977
5.000%, 12/29/2049 (C)	1,988	2,105
4.500%, 03/11/2044	1,445	1,591
4.125%, 10/09/2042	1,930	2,017
Illinois Tool Works
2.650%, 11/15/2026	2,978	2,923
John Deere Capital
2.550%, 01/08/2021	2,500	2,554
John Deere Capital MTN
2.800%, 03/04/2021	3,160	3,239
2.450%, 09/11/2020	2,431	2,467
1.650%, 10/15/2018	2,380	2,383
Norfolk Southern
6.000%, 05/23/2111	4,499	5,382
PACCAR Financial MTN
2.200%, 09/15/2019	4,000	4,038
1.650%, 08/11/2021	1,200	1,172
1.200%, 08/12/2019	1,425	1,406
1.100%, 06/06/2017	3,680	3,680
Raytheon
7.200%, 08/15/2027	1,125	1,522
Siemens
4.400%, 05/27/2045 (A)	2,000	2,159
3.400%, 03/16/2027 (A)	2,335	2,398

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.900%, 05/27/2022 (A)	$1,650	$1,694
2.700%, 03/16/2022 (A)	1,265	1,290
1.700%, 09/15/2021 (A)	3,300	3,231
Snap-on
3.250%, 03/01/2027	2,979	3,058
Southwest Airlines, Pass-Through Trust, Ser 2007-1
6.150%, 08/01/2022	716	792
TTX MTN
2.250%, 02/01/2019 (A)	550	551
Union Pacific
4.050%, 03/01/2046	3,440	3,526
United Technologies
4.500%, 06/01/2042	2,315	2,518
2.800%, 05/04/2024	5,090	5,120
WW Grainger
4.200%, 05/15/2047	2,510	2,558

		137,825

Information Technology — 6.7%
Apple
4.650%, 02/23/2046	2,065	2,300
4.500%, 02/23/2036	2,000	2,228
3.850%, 08/04/2046	1,845	1,832
3.250%, 02/23/2026	1,860	1,906
3.000%, 02/09/2024	3,195	3,268
2.850%, 05/06/2021	2,332	2,406
2.850%, 05/11/2024	1,720	1,737
2.450%, 08/04/2026	1,055	1,015
1.550%, 02/07/2020	4,000	3,987
Applied Materials
2.625%, 10/01/2020	2,312	2,359
Broadcom
3.625%, 01/15/2024 (A)	3,260	3,320
3.000%, 01/15/2022 (A)	1,340	1,351
Cisco Systems
5.900%, 02/15/2039	2,007	2,609
2.200%, 02/28/2021	3,460	3,486
2.200%, 09/20/2023	3,405	3,347
Dell International LLC
8.350%, 07/15/2046 (A)	2,745	3,526
6.020%, 06/15/2026 (A)	1,795	1,981
Hewlett Packard Enterprise
6.200%, 10/15/2035	2,085	2,252
Intel
4.900%, 07/29/2045	2,150	2,472
2.875%, 05/11/2024	2,080	2,098
Mastercard
2.950%, 11/21/2026	1,530	1,547
Microsoft
4.250%, 02/06/2047	710	756
4.100%, 02/06/2037	6,873	7,319

SEI Institutional Investments Trust / Annual Report / May 31, 2017	255

SCHEDULE OF INVESTMENTS

May 31, 2017

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.700%, 08/08/2046	$4,086	$3,994
3.500%, 02/12/2035	1,085	1,083
3.450%, 08/08/2036	885	867
3.300%, 02/06/2027	5,940	6,147
3.125%, 11/03/2025	2,483	2,552
2.400%, 08/08/2026	5,320	5,129
2.000%, 08/08/2023	3,975	3,883
NXP
3.875%, 09/01/2022 (A)	1,250	1,305
Oracle
4.300%, 07/08/2034	2,795	2,995
4.000%, 07/15/2046	2,750	2,724
2.650%, 07/15/2026	1,375	1,335
2.500%, 05/15/2022	4,700	4,760
2.400%, 09/15/2023	3,225	3,196
1.900%, 09/15/2021	2,260	2,244
QUALCOMM
4.300%, 05/20/2047	2,518	2,513
3.250%, 05/20/2027	4,400	4,391
2.600%, 01/30/2023	1,615	1,615
2.100%, 05/20/2020	3,780	3,795

		113,630

Materials — 0.9%
Albemarle
4.150%, 12/01/2024	1,830	1,932
Barrick North America Finance LLC
5.750%, 05/01/2043	1,620	1,950
4.400%, 05/30/2021	810	878
BHP Billiton Finance USA
6.750%, 10/19/2075 (A)(C)	680	771
EI du Pont de Nemours
2.200%, 05/01/2020	2,305	2,314
Georgia-Pacific LLC
8.875%, 05/15/2031	2,016	3,146
LyondellBasell Industries
5.000%, 04/15/2019	603	632
Praxair
3.200%, 01/30/2026	1,525	1,572
Rio Tinto Finance USA
5.200%, 11/02/2040	1,185	1,384

		14,579

Real Estate — 2.2%
American Tower Trust I
3.070%, 03/15/2023 (A)	4,900	4,950
AvalonBay Communities MTN
3.350%, 05/15/2027	2,980	3,008
Boston Properties
3.850%, 02/01/2023	2,780	2,928
Brixmor Operating Partnership
3.900%, 03/15/2027	1,425	1,416

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Crown Castle Towers LLC
6.113%, 01/15/2020 (A)	$4,235	$4,585
Kimco Realty
2.700%, 03/01/2024	1,945	1,864
Regency Centers
4.400%, 02/01/2047	1,340	1,353
Simon Property Group
6.750%, 02/01/2040	470	623
4.375%, 03/01/2021	2,300	2,458
4.250%, 11/30/2046	1,864	1,849
2.200%, 02/01/2019	3,480	3,503
Ventas Realty
3.125%, 06/15/2023	1,480	1,480
3.100%, 01/15/2023	2,500	2,513
2.700%, 04/01/2020	1,396	1,412
WP Carey
4.600%, 04/01/2024	2,670	2,798

		36,740

Telecommunication Services — 3.0%
America Movil
6.125%, 03/30/2040	1,085	1,322
3.125%, 07/16/2022	6,480	6,611
AT&T
5.450%, 03/01/2047	2,130	2,253
5.250%, 03/01/2037	1,695	1,777
4.550%, 03/09/2049	984	911
4.250%, 03/01/2027	1,715	1,764
3.552%, 11/27/2022 (A)(B)	8,000	6,728
Mauritius Investment
6.500%, 10/13/2026 (A)	725	757
SES
3.600%, 04/04/2023 (A)	5,399	5,489
SES Global Americas Holdings
5.300%, 03/25/2044 (A)	1,750	1,585
Sprint Spectrum LLC
3.360%, 09/20/2021 (A)	5,036	5,104
Telefonos de Mexico
5.500%, 11/15/2019	5,245	5,665
Verizon Communications
5.150%, 09/15/2023	1,160	1,298
5.012%, 08/21/2054	1,342	1,314
4.862%, 08/21/2046	793	788
4.672%, 03/15/2055	4,060	3,794
4.522%, 09/15/2048	2,629	2,472
4.125%, 03/16/2027	450	467

		50,099

Utilities — 9.9%
Alabama Power
2.450%, 03/30/2022	2,135	2,138

256	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ameren Illinois
6.125%, 11/15/2017	$1,450	$1,481
2.700%, 09/01/2022	2,000	2,028
Berkshire Hathaway Energy
6.500%, 09/15/2037	1,300	1,743
2.000%, 11/15/2018	4,470	4,483
CenterPoint Energy Houston Electric
4.500%, 04/01/2044	2,215	2,483
Commonwealth Edison
4.700%, 01/15/2044	2,000	2,268
4.000%, 08/01/2020	35	37
Connecticut Light & Power
5.650%, 05/01/2018	2,775	2,877
3.200%, 03/15/2027	955	975
Consolidated Edison
2.000%, 03/15/2020	1,705	1,707
Dominion Energy
5.250%, 08/01/2033	2,231	2,504
1.600%, 08/15/2019	2,100	2,080
Duke Energy Carolinas LLC
5.300%, 02/15/2040	1,700	2,083
3.900%, 06/15/2021	200	213
Duke Energy Florida LLC
3.100%, 08/15/2021	4,530	4,682
Duke Energy Indiana LLC
6.350%, 08/15/2038	290	385
4.900%, 07/15/2043	235	270
Duke Energy Progress LLC
4.200%, 08/15/2045	3,360	3,530
4.100%, 05/15/2042	803	832
3.000%, 09/15/2021	3,745	3,866
2.800%, 05/15/2022	4,400	4,519
Edison International
2.950%, 03/15/2023	1,655	1,670
Electricite de France
4.950%, 10/13/2045 (A)	1,695	1,778
4.750%, 10/13/2035 (A)	770	816
2.150%, 01/22/2019 (A)	4,000	4,009
Enel Finance International
2.875%, 05/25/2022 (A)	3,375	3,370
Entergy Mississippi
2.850%, 06/01/2028	3,080	3,003
Eversource Energy
2.750%, 03/15/2022	1,125	1,139
Exelon
3.950%, 06/15/2025	1,846	1,921
Florida Power & Light
5.960%, 04/01/2039	120	156
5.690%, 03/01/2040	1,621	2,062
5.125%, 06/01/2041	187	222
4.125%, 02/01/2042	2,850	3,016

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Georgia Power
4.300%, 03/15/2043	$3,540	$3,607
1.950%, 12/01/2018	6,594	6,613
Great Plains Energy
5.292%, 06/15/2022 (D)	1,090	1,202
3.150%, 04/01/2022	2,000	2,034
Indianapolis Power & Light
4.700%, 09/01/2045 (A)	2,420	2,621
Kansas City Power & Light
7.150%, 04/01/2019	3,880	4,231
Kentucky Utilities
5.125%, 11/01/2040	285	341
MidAmerican Energy
2.400%, 03/15/2019	2,580	2,612
NextEra Energy Capital Holdings
3.550%, 05/01/2027	1,875	1,908
Niagara Mohawk Power
4.278%, 10/01/2034 (A)	1,959	2,064
Northern States Power
7.125%, 07/01/2025	3,220	4,166
Oglethorpe Power
5.375%, 11/01/2040	1,420	1,583
4.250%, 04/01/2046	1,065	998
4.200%, 12/01/2042	150	141
Oncor Electric Delivery LLC
5.300%, 06/01/2042	2,810	3,380
3.750%, 04/01/2045	2,815	2,731
Pacific Gas & Electric
5.800%, 03/01/2037	2,226	2,820
3.750%, 02/15/2024	1,985	2,103
PacifiCorp
6.250%, 10/15/2037	2,195	2,901
6.000%, 01/15/2039	3,980	5,151
2.950%, 06/01/2023	3,930	4,014
PECO Energy
4.800%, 10/15/2043	3,075	3,473
1.700%, 09/15/2021	900	886
PPL Electric Utilities
3.950%, 06/01/2047	1,802	1,847
Public Service Electric & Gas MTN
1.800%, 06/01/2019	4,198	4,195
Public Service of Colorado
6.250%, 09/01/2037	205	271
Public Service of Oklahoma
6.625%, 11/15/2037	900	1,176
San Diego Gas & Electric
4.500%, 08/15/2040	2,025	2,249
3.600%, 09/01/2023	1,224	1,299
3.000%, 08/15/2021	2,470	2,545
South Carolina Electric & Gas
6.050%, 01/15/2038	930	1,128
5.450%, 02/01/2041	2,980	3,421

SEI Institutional Investments Trust / Annual Report / May 31, 2017	257

SCHEDULE OF INVESTMENTS

May 31, 2017

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Southern California Edison
3.875%, 06/01/2021	$8,795	$9,348
1.845%, 02/01/2022	3,904	3,858
Southern California Gas
3.750%, 09/15/2042	165	164
Virginia Electric & Power
4.000%, 11/15/2046	1,175	1,199
2.950%, 11/15/2026	2,388	2,371

		166,997

Total Corporate Obligations (Cost $1,466,913) ($ Thousands)		1,479,334

U.S. TREASURY OBLIGATIONS — 4.0%
U.S. Treasury Bonds
3.000%, 02/15/2047	14,425	14,827
2.250%, 08/15/2046 (E)	3,770	3,304
U.S. Treasury Notes
2.375%, 05/15/2027	4,475	4,545
2.000%, 05/31/2024	7,355	7,349
1.875%, 04/30/2022	16,925	17,019
1.750%, 05/31/2022	7,910	7,910
1.500%, 05/15/2020	2,545	2,550
1.250%, 04/30/2019	835	834
1.250%, 05/31/2019	8,485	8,480

Total U.S. Treasury Obligations (Cost $66,125) ($ Thousands)		66,818

MUNICIPAL BONDS — 2.5%
California — 1.0%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	1,760	2,489
Bay Area, Toll Authority, Build America Project, Sub-Ser S1-SUB, RB
6.793%, 04/01/2030	1,222	1,514
California State, Build America Project, GO
7.550%, 04/01/2039	3,185	4,796
California State, GO Pre-Refunded @ 100
2.193%, 04/01/2020 (F)	2,000	2,015
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	550	825
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	2,070	2,827

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Regents of the University of California’s Medical Center Pooled Revenue,Build America Project, Ser H, RB
6.548%, 05/15/2048	$120	$162
University of California, Build America Project, RB
5.770%, 05/15/2043	1,350	1,722

		16,350

Florida — 0.1%
Florida State, Board of Administration Finance, Ser A, RB
2.638%, 07/01/2021	1,000	1,008

Georgia — 0.5%
Municipal Electric Authority of Georgia, Build America Project, RB
7.055%, 04/01/2057	3,512	3,909
6.637%, 04/01/2057	4,414	5,340

		9,249

Illinois — 0.1%
Illinois State, GO
5.100%, 06/01/2033	1,700	1,532

Kansas — 0.1%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037	2,225	2,336

Kentucky — 0.0%
Kentucky State, Asset/Liability Commission, RB
3.165%, 04/01/2018	518	523

Massachusetts — 0.0%
Commonwealth of Massachusetts, Build America Project, GO
4.910%, 05/01/2029	100	118
Commonwealth of Massachusetts, Build America Project, RB
5.731%, 06/01/2040	80	102

		220

New Jersey — 0.5%
New Jersey State, Economic Development Authority, Ser B, RB, AGM
3.085%, 02/15/2020 (B)	4,500	4,159
New Jersey State, Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041	2,500	3,567

		7,726

258	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New York — 0.1%
New York City, Build America Project, GO
6.271%, 12/01/2037	$200	$269
Port Authority of New York & New Jersey, RB
4.458%, 10/01/2062	770	828
Port Authority of New York & New Jersey, Ser 181, RB
4.960%, 08/01/2046	955	1,121

		2,218

Texas — 0.1%
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	530	632
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	160	233
Texas State, Build America Project, GO
5.517%, 04/01/2039	540	703

		1,568

Total Municipal Bonds (Cost $42,707) ($ Thousands)		42,730

SOVEREIGN DEBT — 2.3%
Asian Development Bank MTN
1.500%, 01/22/2020	2,615	2,613
1.000%, 08/16/2019	2,565	2,535
European Bank for Reconstruction & Development MTN
2.125%, 03/07/2022	2,965	2,988
European Investment Bank MTN
2.250%, 03/15/2022	3,170	3,212
1.875%, 03/15/2019	6,270	6,315
1.375%, 06/15/2020	3,320	3,290
1.250%, 05/15/2019	6,435	6,396
Export-Import Bank of Korea
2.750%, 01/25/2022	3,250	3,262
Inter-American Development Bank MTN
1.750%, 10/15/2019	3,900	3,917
International Finance MTN
1.750%, 09/04/2018	4,120	4,141
Province of Quebec Canada MTN
6.350%, 01/30/2026	270	337

Total Sovereign Debt (Cost $39,027) ($ Thousands)		39,006

Description		Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 3.5%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**†		59,476,757	$59,477

Total Cash Equivalent (Cost $59,477) ($ Thousands)			59,477

Total Investments — 99.9% (Cost $1,674,249) ($ Thousands)			$1,687,365

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:
Type of Contract	Number of Contracts Short	Expiration Date	Unrealized Depreciation ($ Thousands)
U.S. 10-Year Treasury Note	(185)	Sep-2017	$(133)

For the year ended May 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $1,688,561 ($ Thousands).
**	Rate shown is the 7-day effective yield as of May 31, 2017.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $235,731 ($ Thousands), representing 14.0% of the Net Assets of the Fund.
(B)	The rate reported is the effective yield at the time of purchase.
(C)	Variable Rate Security – The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2017.
(D)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2017. The coupon on a step bond changes on a specified date.
(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(F)	Pre-Refunded Securities – The maturity date shown is the pre-refunded date.

AGM — Assured Guaranty Municipal

Cl — Class

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

SEI Institutional Investments Trust / Annual Report / May 31, 2017	259

SCHEDULE OF INVESTMENTS

May 31, 2017

Intermediate Duration Credit Fund (Concluded)

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$1,479,334	$–	$1,479,334
U.S. Treasury Obligations	–	66,818	–	66,818
Municipal Bonds	–	42,730	–	42,730
Sovereign Debt	–	39,006	–	39,006
Cash Equivalent	59,477	–	–	59,477

Total Investments in Securities	$59,477	$1,627,888	$–	$1,687,365

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(133)	$–	$–	$(133)

Total Other Financial Instruments	$(133)	$–	$–	$(133)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

260	SEI Institutional Investments Trust / Annual Report / May 31, 2017

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Dynamic Asset Allocation Fund

Sector Weightings†:

† Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK – 96.7%

Consumer Discretionary – 12.1%
Amazon.com*	1.9%	45,900	$45,653
Comcast, Cl A	0.9	548,500	22,867
Home Depot	0.9	141,232	21,681
McDonald’s	0.6	94,700	14,289
Priceline Group*	0.4	5,700	10,699
Starbucks	0.4	169,300	10,769
Walt Disney	0.7	168,662	18,205
Other Securities	6.3		154,850
			299,013
Consumer Staples – 9.1%
Altria Group	0.7	224,200	16,914
Coca-Cola	0.8	447,900	20,366
PepsiCo	0.8	165,462	19,338
Philip Morris International	0.9	179,800	21,540
Procter & Gamble	1.1	296,236	26,095
Wal-Mart Stores	0.5	174,155	13,689
Other Securities	4.3		107,460
			225,402
Energy – 5.8%
Chevron	0.9	219,400	22,704
ExxonMobil	1.6	480,100	38,648
Schlumberger	0.5	161,337	11,227
Other Securities	2.8		70,733
			143,312
Financials – 13.2%
Bank of America	1.0	1,161,500	26,029
Berkshire Hathaway, Cl B*	1.5	219,900	36,345
Citigroup	0.8	321,200	19,445
JPMorgan Chase	1.4	413,700	33,986
Wells Fargo	1.1	521,700	26,680
Other Securities	7.4		182,768
			325,253
Health Care – 13.5%
AbbVie	0.5	184,400	12,174
Amgen	0.5	85,200	13,226
Bristol-Myers Squibb	0.4	194,300	10,482

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Celgene*	0.4%	90,400	$10,343
Johnson & Johnson	1.6	314,200	40,296
Medtronic	0.6	158,355	13,346
Merck	0.9	318,300	20,724
Pfizer	0.9	689,796	22,522
UnitedHealth Group	0.8	111,500	19,533
Other Securities	6.9		170,082
			332,728
Industrials – 9.8%
3M	0.6	69,000	14,108
Boeing	0.5	65,900	12,365
General Electric	1.1	1,010,792	27,675
Honeywell International	0.5	88,400	11,756
Union Pacific	0.4	94,500	10,423
United Technologies	0.4	87,100	10,563
Other Securities	6.3		156,250
			243,140
Information Technology – 22.4%
Alphabet, Cl A*	1.4	34,445	34,000
Alphabet, Cl C*	1.3	34,222	33,019
Apple	3.8	607,100	92,741
Broadcom, Cl A	0.5	46,593	11,158
Cisco Systems	0.7	580,700	18,309
Facebook, Cl A*	1.7	272,700	41,303
Intel	0.8	548,100	19,792
International Business Machines	0.6	99,258	15,150
Mastercard, Cl A	0.5	109,000	13,394
Microsoft	2.5	894,400	62,465
Oracle	0.6	346,500	15,728
Visa, Cl A	0.8	215,400	20,513
Other Securities	7.2		177,455
			555,027
Materials – 2.7%
Other Securities	2.7		67,238

Real Estate – 2.8%
Other Securities	2.8		69,058

Telecommunication Services – 2.1%
AT&T	1.1	711,516	27,415
Verizon Communications	0.9	472,500	22,037
Other Securities	0.1		3,559
			53,011
Utilities – 3.2%
Other Securities	3.2		78,130

Total Common Stock
(Cost $1,604,927) ($ Thousands)			2,391,312

SEI Institutional Investments Trust / Annual Report / May 31, 2017	261

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2017

Dynamic Asset Allocation Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND – 0.3%
Other Securities	0.3%		$8,055
Total Exchange Traded Fund
(Cost $5,979) ($ Thousands)			8,055
RIGHTS – 0.0%
Other Securities	0.0		23
Total Rights
(Cost $0) ($ Thousands)			23
Total Investments – 97.0%
(Cost $1,610,906) ($ Thousands)			$2,399,390

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)

CAC40 10 Euro Index	1,663	Jun-2017	$(1,424)
DAX Index	281	Jun-2017	2,556
IBEX Index	813	Jun-2017	(515)
S&P 500 Index E-MINI	(3,888)	Jun-2017	(4,591)
TOPIX Index	1,759	Jun-2017	1,911
			$(2,063)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2017, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

07/10/17	USD	481	SGD	671	$5
07/10/17	USD	966	TWD	29,200	4
07/10/17	USD	4,124	KRW	4,600,000	(15)
07/10/17	USD	47,536	CAD	63,379	(570)
07/10/17	USD	49,694	MXN	946,142	567
07/10/17	CAD	63,379	USD	47,670	703
07/10/17	SGD	86,487	USD	62,033	(533)
07/10/17	EUR	244,820	USD	264,010	(11,864)
07/10/17	USD	252,343	EUR	225,167	1,386
07/10/17	USD	365,756	INR	23,935,069	3,746
07/10/17	USD	13,053	INR	845,000	(8)
07/10/17	INR	752,200	USD	11,496	(116)
07/10/17	MXN	946,142	USD	49,891	(370)
07/10/17	JPY	1,646,055	USD	14,825	(89)
07/10/17	TWD	1,894,435	USD	62,733	(208)
07/10/17	KRW	270,961,130	USD	243,163	1,118
07/10/17	KRW	12,490,000	USD	11,065	(92)
01/09/18	USD	295	SAR	1,107	–
01/09/18	SAR	465,866	USD	123,103	(964)
					$(7,300)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at May 31, 2017, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

Bank of America	$(514,783)	$517,441	$2,658
Bank of Montreal	(48,130)	48,833	703
Barclays PLC	(8,540)	8,373	(167)
Citigroup	(144,485)	144,147	(338)
Goldman Sachs	(24,196)	23,640	(556)
HSBC	(3,487)	3,457	(30)
JPMorgan Chase Bank	(3,167)	3,141	(26)
Morgan Stanley	(63,907)	63,703	(204)
Societe Generale	(505,703)	495,985	(9,718)
Standard Chartered	(259,663)	260,565	902
UBS	(60,591)	60,067	(524)
			$(7,300)

Percentages are based on Net Assets of $2,474,189 ($ Thousands).
*	Non-income producing security.

CAD – Canadian Dollar

Cl – Class

DAX – Deutsche Boerse AG German Stock Index

EUR – Euro

IBEX – Madrid Stock Exchange

INR – Indian Rupee

JPY – Japanese Yen

KRW – Korean Won

MXN – Mexican Peso

PLC – Public Limited Company

S&P – Standard & Poor’s

SAR – Saudi Riyal

SGD – Singapore Dollar

TWD – Taiwan Dollar

USD – United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

262	SEI Institutional Investments Trust / Annual Report / May 31, 2017

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,391,312	$–	$–	$2,391,312
Exchange Traded Fund	8,055	–	–	8,055
Rights	–	23	–	23

Total Investments in Securities	$2,399,367	$23	$–	$2,399,390

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *

Unrealized Appreciation	$4,467	$–	$–	$4,467
Unrealized Depreciation	(6,530)	–	–	(6,530)
Forwards Contracts *
Unrealized Appreciation	–	7,529	–	7,529
Unrealized Depreciation	–	(14,829)	–	(14,829)

Total Other Financial Instruments	$(2,063)	$(7,300)	$–	$(9,363)

* Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	263

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Multi-Asset Real Return Fund

Sector Weightings†:

† Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS – 64.8%
U.S. Treasury Bills (A)(B)
0.872%, 08/10/2017	$28,860	$28,809
0.792%, 07/20/2017	10,140	10,128
0.631%, 06/01/2017	79,750	79,750
U.S. Treasury Inflation-Protected Securities
1.375%, 01/15/2020 (C)	43,060	45,014
1.250%, 07/15/2020 (C)	41,689	43,834
1.125%, 01/15/2021	11,463	12,020
0.625%, 07/15/2021 (C)	102,826	106,449
0.375%, 07/15/2025	2,919	2,939
0.125%, 04/15/2019 (C)	47,576	47,894
0.125%, 04/15/2020 (C)	56,452	56,957
0.125%, 04/15/2021	20,798	20,963
0.125%, 01/15/2022 (C)	27,495	27,731
0.125%, 07/15/2022 (C)	14,303	14,449

Total U.S. Treasury Obligations (Cost $495,698) ($ Thousands)		496,937

	Shares
COMMON STOCK – 28.0%

Consumer Staples – 7.0%
AdvancePierre Foods Holdings	1,400	56
Altria Group (C)	49,381	3,725
Andersons	522	18
Archer-Daniels-Midland	14,936	621
Avon Products *	14,772	50
B&G Foods, Cl A	2,122	86
Blue Buffalo Pet Products *	2,200	52
Boston Beer, Cl A *	150	21
Brown-Forman, Cl A	1,472	78
Brown-Forman, Cl B	4,522	235
Bunge	3,550	284
Calavo Growers	350	24
Cal-Maine Foods	550	20
Campbell Soup	4,850	280
Casey’s General Stores	1,122	131

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Central Garden and Pet, Cl A *	622	$18
Church & Dwight	6,954	359
Clorox	3,501	475
Coca-Cola	99,881	4,542
Coca-Cola Bottling	120	27
Colgate-Palmolive	22,403	1,711
Conagra Brands	11,762	453
Constellation Brands, Cl A	4,107	751
Costco Wholesale	11,015	1,987
Coty, Cl A	11,900	225
CVS Health	27,397	2,105
Darling International *	5,500	86
Dean Foods	3,228	59
Dr. Pepper Snapple Group (C)	4,807	446
Edgewell Personal Care *	1,622	119
Energizer Holdings	1,400	75
Estee Lauder, Cl A	5,881	554
Flowers Foods	4,750	88
Fresh Del Monte Produce	1,028	52
General Mills	15,822	898
Hain Celestial Group *	2,922	102
Herbalife *	2,172	156
Hershey	3,781	436
Hormel Foods	6,700	225
HRG Group *	4,222	80
Ingles Markets, Cl A	421	15
Ingredion	2,100	240
J&J Snack Foods	573	74
JM Smucker	3,000	384
Kellogg	6,674	478
Kimberly-Clark	9,288	1,205
Kraft Heinz	15,076	1,390
Kroger	24,457	728
Lamb Weston Holdings	3,850	179
Lancaster Colony	550	68
McCormick	3,127	326
Mead Johnson Nutrition, Cl A	4,994	447
Molson Coors Brewing, Cl B	4,387	416
Mondelez International, Cl A	37,619	1,753
Monster Beverage *	10,688	540
National Beverage	467	45
Nu Skin Enterprises, Cl A	1,628	89
PepsiCo	36,685	4,287
Performance Food Group *	850	24
Philip Morris International	40,046	4,797
Pilgrim’s Pride *	1,022	24
Pinnacle Foods	3,150	196
Post Holdings *	1,928	155
PriceSmart	800	71
Procter & Gamble	65,483	5,768
Reynolds American	20,723	1,394
Rite Aid *	27,000	92

264	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sanderson Farms	528	$63
Seaboard	5	20
Snyder’s-Lance	2,450	90
SpartanNash	1,378	41
Spectrum Brands Holdings	850	114
Sprouts Farmers Market *	4,072	98
SUPERVALU *	5,272	20
Sysco	13,909	759
Tootsie Roll Industries	566	20
TreeHouse Foods *	1,473	114
Tyson Foods, Cl A (C)	7,400	424
United Natural Foods *	1,650	66
Universal	778	52
US Foods Holding *	773	23
Vector Group	4,100	89
Walgreens Boots Alliance	22,217	1,800
Wal-Mart Stores	38,972	3,063
WD-40	273	29
Weis Markets	300	15
Whole Foods Market	8,915	312

		54,107

Energy — 7.0%
Anadarko Petroleum	21,563	1,090
Antero Resources *	6,400	132
Apache	15,636	731
Archrock	1,550	16
Atwood Oceanics *	2,887	29
Baker Hughes	17,083	942
Cabot Oil & Gas, Cl A	18,996	422
Callon Petroleum *	6,872	78
Carrizo Oil & Gas *	2,600	57
Cheniere Energy *	8,681	423
Chesapeake Energy *	22,972	116
Chevron (C)	72,512	7,504
Cimarex Energy	3,874	417
Concho Resources *	5,648	716
ConocoPhillips	48,727	2,178
CONSOL Energy *	8,450	123
Continental Resources *	3,073	116
Delek US Holdings	3,022	74
Denbury Resources *	17,228	26
Devon Energy	22,030	749
Diamond Offshore Drilling *	2,528	29
Diamondback Energy *	3,407	316
Dril-Quip *	1,200	60
Energen *	3,379	193
Ensco, Cl A	11,922	74
EOG Resources	21,610	1,952
EQT	7,001	387
Exterran *	723	20
Extraction Oil & Gas *	1,223	17

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ExxonMobil (C)	161,178	$12,975
Fairmount Santrol Holdings *	2,150	10
Forum Energy Technologies *	3,713	60
GasLog	5,928	77
Green Plains Renewable Energy	900	19
Gulfport Energy *	6,422	92
Halliburton	33,932	1,533
Helix Energy Solutions Group *	3,022	15
Helmerich & Payne	3,372	178
Hess	12,322	565
HollyFrontier	5,872	140
Kinder Morgan	78,645	1,475
Kosmos Energy *	10,200	61
Laredo Petroleum *	5,872	69
Marathon Oil	36,639	477
Marathon Petroleum	20,583	1,071
Matador Resources *	3,800	87
McDermott International *	11,250	70
Murphy Oil	5,850	143
National Oilwell Varco	15,822	517
Newfield Exploration *	7,250	235
Newpark Resources *	5,234	39
Noble	10,800	44
Noble Energy	18,150	521
Nordic American Tankers	2,872	17
Oasis Petroleum *	8,200	80
Occidental Petroleum	30,711	1,810
Oceaneering International	3,872	94
Oil States International *	1,972	58
ONEOK	8,588	427
Par Petroleum *	3,781	65
Parsley Energy, Cl A *	8,187	243
Patterson-UTI Energy	5,172	110
PBF Energy, Cl A	4,250	82
PDC Energy *	2,050	102
PHI *	1,789	16
Phillips 66	17,503	1,332
Pioneer Natural Resources	6,534	1,090
QEP Resources *	9,800	98
Range Resources	7,172	165
REX American Resources *	653	62
Rice Energy *	5,822	116
Ring Energy *	3,310	43
Rowan, Cl A *	4,600	55
RPC	1,072	20
RSP Permian *	3,528	126
Sanchez Energy *	5,234	31
Schlumberger	54,841	3,816
SEACOR Holdings *	400	24
SemGroup, Cl A	2,800	87
SM Energy	3,772	64
Southwestern Energy *	17,450	106

SEI Institutional Investments Trust / Annual Report / May 31, 2017	265

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SRC Energy *	8,700	$60
Superior Energy Services *	6,922	72
Targa Resources	7,701	354
Tesoro (C)	4,761	396
Transocean *(C)	11,750	107
Unit *	2,953	53
US Silica Holdings	2,722	103
Valero Energy (C)	18,156	1,116
Western Refining	2,900	105
Whiting Petroleum *	8,050	57
Williams	30,758	880
World Fuel Services	2,572	91
WPX Energy *	14,450	156

		53,349

Health Care – 5.6%
Abbott Laboratories	21,983	1,004
AbbVie	21,096	1,393
ABIOMED *	623	86
Acadia Healthcare *	600	25
ACADIA Pharmaceuticals *	800	21
Aetna	4,341	629
Agilent Technologies	4,807	290
Akorn *	972	32
Alere *	723	35
Alexion Pharmaceuticals *	2,684	263
Align Technology *	933	135
Allergan	4,635	1,037
Allscripts Healthcare Solutions *	1,722	20
Alnylam Pharmaceuticals *	1,914	125
AmerisourceBergen	2,172	199
Amgen (C)	9,848	1,529
AMN Healthcare Services *	500	18
Anthem	3,314	604
athenahealth *	747	100
Baxter International (C)	6,428	381
Becton Dickinson	2,614	495
Biogen *	2,824	700
BioMarin Pharmaceutical *	2,371	208
Bio-Rad Laboratories, Cl A *	467	104
Bio-Techne	450	50
Bioverativ *	1,922	106
Bluebird Bio *	1,073	81
Boston Scientific *	17,083	462
Bristol-Myers Squibb	22,777	1,229
Brookdale Senior Living, Cl A *	1,623	22
Bruker	900	24
C.R. Bard	933	287
Cambrex *	350	19
Cantel Medical	300	23
Cardinal Health	4,481	333
Catalent *	900	32

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Celgene *	9,895	$1,132
Centene *	2,400	174
Cerner *	3,922	256
Charles River Laboratories International *	747	69
Chemed	420	86
Cigna	3,300	532
Clovis Oncology *	350	18
Cooper	700	153
Danaher	7,981	678
DaVita HealthCare Partners *	2,523	167
Dentsply Sirona	3,200	203
DexCom *	1,300	87
Edwards Lifesciences *	2,894	333
Eli Lilly	12,602	1,003
Endo International *	3,000	40
Envision Healthcare *	1,822	99
Exact Sciences *	1,122	41
Exelixis *	3,500	65
Express Scripts Holding *	7,654	457
FibroGen *	3,314	87
Gilead Sciences (C)	17,269	1,121
Globus Medical, Cl A *	700	21
Haemonetics *	572	23
Halyard Health *	2,334	84
HCA Healthcare *	4,107	336
HealthEquity *	500	23
HealthSouth	822	37
Henry Schein *	1,307	240
Hill-Rom Holdings	1,222	95
HMS Holdings *	1,122	20
Hologic *	4,150	180
Horizon Pharma *	1,472	15
Humana	2,010	467
ICU Medical *	467	75
IDEXX Laboratories *	1,322	223
Illumina *	1,850	328
INC Research Holdings, Cl A *	1,027	58
Incyte *	2,300	297
Insulet *	522	22
Integra LifeSciences Holdings *	572	29
Intercept Pharmaceuticals *	222	25
Intuitive Surgical *	517	473
Ionis Pharmaceuticals *	1,772	81
Ironwood Pharmaceuticals, Cl A *	1,272	23
Johnson & Johnson (C)	35,379	4,537
Juno Therapeutics *	2,013	47
Kite Pharma *	500	36
Laboratory Corp of America Holdings *	1,494	208
LifePoint Hospitals *	400	24
Ligand Pharmaceuticals *	222	24
Magellan Health Services *	578	40
Masimo *	800	70

266	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
McKesson	2,754	$449
Medicines *	650	26
Medidata Solutions *	471	34
MEDNAX *	1,673	91
Medtronic	17,409	1,467
Merck	35,612	2,319
Mettler Toledo International *	360	210
Molina Healthcare *	1,260	81
Mylan *	6,050	236
Nektar Therapeutics, Cl A *	1,600	32
Neogen *	373	24
Neurocrine Biosciences *	872	38
Nevro *	222	15
NuVasive *	1,100	83
NxStage Medical *	700	15
Omnicell *	550	22
OPKO Health *	2,750	17
Owens & Minor	650	21
Pacira Pharmaceuticals *	1,540	68
PAREXEL International *	424	34
Patterson	1,723	76
Penumbra *	250	21
PerkinElmer	1,573	99
Perrigo	2,050	149
Pfizer	77,058	2,516
Portola Pharmaceuticals, Cl A *	1,163	43
Premier, Cl A *	672	23
Prestige Brands Holdings *	500	25
Puma Biotechnology *	980	75
QIAGEN	3,847	129
Quest Diagnostics	2,194	239
Quintiles IMS Holdings *	1,968	170
Regeneron Pharmaceuticals *	948	435
Repligen *	2,614	103
ResMed	2,172	154
Sage Therapeutics *	373	25
Sarepta Therapeutics *	1,163	35
Seattle Genetics *	1,573	101
Stryker	4,154	594
Teleflex	700	140
TESARO *	500	75
Thermo Fisher Scientific	5,134	887
Ultragenyx Pharmaceutical *	424	23
United Therapeutics *	678	82
UnitedHealth Group	11,762	2,060
Universal Health Services, Cl B	1,222	139
Varian Medical Systems *	1,472	146
VCA Antech *	1,022	94
Veeva Systems, Cl A *	1,623	103
Vertex Pharmaceuticals *	3,174	392
VWR *	773	26
Waters *	1,027	184

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WellCare Health Plans *	678	$116
West Pharmaceutical Services	1,222	119
Wright Medical Group *	1,223	33
Zimmer Biomet Holdings	2,523	301
Zoetis, Cl A	5,834	363
		42,640

Information Technology – 2.8%
Accenture, Cl A	4,014	500
ACI Worldwide *	1,022	23
Activision Blizzard	3,501	205
Adobe Systems *	3,267	463
Akamai Technologies *	1,300	61
Alliance Data Systems	422	102
Alphabet, Cl A *	1,937	1,912
Alphabet, Cl C *	1,962	1,893
Amdocs	2,380	154
Ansys *	924	117
Aspen Technology *	424	26
Autodesk *	1,400	156
Automatic Data Processing	3,300	338
Blackbaud	840	70
Booz Allen Hamilton Holding, Cl A	600	24
Broadridge Financial Solutions	1,200	91
CA	2,322	74
Cadence Design Systems *	2,900	102
CDK Global	1,500	92
Citrix Systems *	1,300	107
Cognizant Technology Solutions, Cl A	4,387	294
Conduent *	5,816	95
CoreLogic *	522	23
CoStar Group *	171	45
CSRA	723	22
Dell Technologies, Cl V *	424	29
DST Systems	200	24
DXC Technology	1,867	145
eBay *	7,122	244
Electronic Arts *	2,122	240
Ellie Mae *	200	22
EPAM Systems *	250	21
Euronet Worldwide *	273	24
Facebook, Cl A *	14,889	2,255
Fair Isaac	200	27
Fidelity National Information Services	2,473	212
First Data, Cl A *	1,750	30
Fiserv *	1,750	219
FleetCor Technologies *	673	97
Fortinet *	650	26
Gartner *	800	96
Genpact	850	23
Global Payments	1,300	119
Guidewire Software *	400	27

SEI Institutional Investments Trust / Annual Report / May 31, 2017	267

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
IAC *	300	$32
International Business Machines (C)	5,648	862
Intuit	1,521	214
j2 Global	273	23
Jack Henry & Associates	950	101
Leidos Holdings	1,100	61
LogMeIn	273	30
Manhattan Associates *	400	19
Mastercard, Cl A	6,674	820
MAXIMUS	373	23
Microsoft	49,381	3,449
Nuance Communications *	1,200	22
Oracle	19,323	877
Paychex	2,522	149
PayPal Holdings *	7,374	385
Proofpoint *	250	22
PTC *	500	29
Red Hat *	1,450	130
Sabre	972	22
Salesforce.com *	4,294	385
ServiceNow *	939	98
Splunk *	1,272	78
SS&C Technologies Holdings	2,240	84
Symantec (C)	4,850	147
Synopsys *	1,400	105
Take-Two Interactive Software *	400	31
Teradata *	672	18
Total System Services	1,400	83
Twitter *	4,950	91
Tyler Technologies *	171	29
Ultimate Software Group *	150	33
Vantiv, Cl A *	1,322	83
VeriSign *	924	83
Visa, Cl A	13,115	1,249
VMware, Cl A *	800	78
Western Union	3,900	74
WEX *	200	20
Workday, Cl A *	1,050	105
Yahoo! *	6,394	322
Zillow Group, Cl C *	600	26

		21,361

Real Estate — 2.8%
Acadia Realty Trust ‡	2,322	63
Agree Realty ‡	421	19
Alexander & Baldwin	1,572	63
Alexander’s ‡	43	18
Alexandria Real Estate Equities ‡	1,550	181
American Assets Trust ‡	1,450	57
American Campus Communities ‡	2,850	135
American Homes 4 Rent, Cl A ‡	3,176	71
American Tower, Cl A ‡	8,915	1,170

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Apartment Investment & Management, Cl A ‡	3,300	$142
Apple Hospitality ‡	3,650	68
AvalonBay Communities ‡	2,754	527
Boston Properties ‡	3,034	368
Brandywine Realty Trust ‡	5,122	89
Brixmor Property Group ‡	4,022	73
Camden Property Trust ‡	1,523	127
Care Capital Properties ‡	2,622	69
CareTrust ‡	1,350	25
CBL & Associates Properties ‡	2,150	17
CBRE Group, Cl A *	5,550	194
Chesapeake Lodging Trust ‡	850	20
Colony NorthStar, Cl A ‡	13,250	187
Colony Starwood Homes ‡	972	34
Columbia Property Trust ‡	3,650	79
CoreCivic ‡	2,600	75
CoreSite Realty ‡	850	90
Corporate Office Properties Trust ‡	2,272	77
Cousins Properties ‡	9,500	81
Crown Castle International ‡	7,514	764
CubeSmart ‡	4,250	106
CyrusOne ‡	2,022	114
DCT Industrial Trust ‡	2,222	117
DDR ‡	8,072	69
DiamondRock Hospitality ‡	5,822	65
Digital Realty Trust ‡	3,407	403
Douglas Emmett ‡	3,122	119
Duke Realty ‡	7,650	219
DuPont Fabros Technology ‡	1,800	98
EastGroup Properties ‡	924	75
Education Realty Trust ‡	2,100	80
Empire State Realty Trust, Cl A ‡	3,572	74
EPR Properties ‡	1,222	87
Equinix ‡	1,587	700
Equity Commonwealth *‡	2,550	79
Equity LifeStyle Properties ‡	1,650	139
Equity Residential ‡	7,094	462
Essex Property Trust ‡	1,354	348
Extra Space Storage ‡	2,522	195
Federal Realty Investment Trust ‡	1,354	166
FelCor Lodging Trust ‡	2,922	21
First Industrial Realty Trust ‡	3,022	87
Forest City Realty Trust, Cl A ‡	5,250	120
Four Corners Property Trust ‡	922	23
Franklin Street Properties ‡	2,450	28
Gaming and Leisure Properties ‡	4,678	172
GEO Group ‡	2,442	73
GGP ‡	11,422	254
Global Net Lease ‡	1,224	28
Government Properties Income Trust ‡	1,222	26
Gramercy Property Trust ‡	4,100	121
HCP ‡	9,755	306

268	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Healthcare Realty Trust ‡	3,150	$105
Healthcare Trust of America, Cl A ‡	3,500	107
Hersha Hospitality Trust, Cl A ‡	1,072	20
HFF, Cl A	700	22
Highwoods Properties ‡	2,350	118
Hospitality Properties Trust ‡	3,400	98
Host Hotels & Resorts ‡	15,402	277
Howard Hughes *	1,000	128
Hudson Pacific Properties ‡	3,022	99
Invitation Homes ‡	4,854	104
Iron Mountain ‡	5,572	195
iStar Financial *‡	1,750	21
Jones Lang LaSalle	821	95
Kennedy-Wilson Holdings	2,215	43
Kilroy Realty ‡	2,072	152
Kimco Realty ‡	7,900	139
Kite Realty Group Trust ‡	1,472	26
Lamar Advertising, Cl A ‡	1,600	112
LaSalle Hotel Properties ‡	2,300	65
Lexington Realty Trust ‡	7,400	71
Liberty Property Trust ‡	3,273	135
Life Storage ‡	1,100	82
LTC Properties ‡	1,321	64
Macerich ‡	2,700	155
Mack-Cali Realty ‡	2,622	70
Medical Properties Trust ‡	6,622	86
Mid-America Apartment Communities ‡	2,400	245
Monmouth Real Estate Investment, Cl A ‡	2,127	31
Monogram Residential Trust ‡	15,916	153
National Health Investors ‡	950	72
National Retail Properties ‡	2,900	111
National Storage Affiliates Trust ‡	872	21
New Senior Investment Group ‡	3,622	35
Omega Healthcare Investors ‡	3,800	119
Outfront Media ‡	3,078	70
Paramount Group ‡	5,722	88
Park Hotels & Resorts ‡	3,300	85
Parkway ‡	1,022	20
Pebblebrook Hotel Trust ‡	872	27
Pennsylvania ‡	1,300	14
Physicians Realty Trust ‡	4,722	96
Piedmont Office Realty Trust, Cl A ‡	3,423	73
Potlatch ‡	1,450	66
Prologis ‡	11,015	612
PS Business Parks ‡	478	60
Public Storage ‡	2,978	641
QTS Realty Trust, Cl A ‡	1,522	79
Quality Care Properties *‡	1,122	19
Ramco-Gershenson Properties ‡	1,623	20
Rayonier ‡	2,972	84
RE/MAX Holdings, Cl A	400	21
Realogy Holdings	3,523	107

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Realty Income ‡	5,500	$302
Regency Centers ‡	3,012	183
Retail Opportunity Investments ‡	4,100	81
Retail Properties of America, Cl A ‡	6,722	83
Rexford Industrial Realty ‡	1,072	29
RLJ Lodging Trust ‡	3,050	62
Ryman Hospitality Properties ‡	928	60
Sabra Health Care ‡	800	19
Saul Centers ‡	1,634	94
SBA Communications, Cl A *‡	2,660	368
Select Income ‡	2,400	57
Senior Housing Properties Trust ‡	5,722	121
Seritage Growth Properties ‡	450	18
Simon Property Group ‡	6,861	1,058
SL Green Realty ‡	2,022	204
Spirit Realty Capital ‡	11,800	85
St. Joe *	3,641	64
STAG Industrial ‡	1,422	38
STORE Capital ‡	3,900	79
Summit Hotel Properties ‡	1,300	23
Sun Communities ‡	1,623	140
Sunstone Hotel Investors ‡	5,072	79
Tanger Factory Outlet Centers ‡	2,222	58
Taubman Centers ‡	1,500	92
Terreno Realty ‡	922	30
Tier ‡	1,272	21
UDR ‡	5,372	207
Uniti Group ‡	3,872	97
Universal Health Realty Income Trust ‡	300	22
Urban Edge Properties ‡	2,522	60
Ventas ‡	6,908	459
VEREIT ‡	18,000	149
Vornado Realty Trust ‡	3,400	313
Washington ‡	2,272	73
Washington Prime Group ‡	2,700	21
Weingarten Realty Investors ‡	2,423	73
Welltower ‡	7,608	552
Weyerhaeuser ‡	17,829	588
WP Carey ‡	2,350	153
Xenia Hotels & Resorts ‡	3,300	59

		21,689

Telecommunication Services — 1.4%
AT&T	131,293	5,059
CenturyLink	12,368	309
Cogent Communications Holdings	600	24
Consolidated Communications Holdings	3,034	60
Frontier Communications	31,672	41
Iridium Communications *	5,087	50
Level 3 Communications *	5,472	326
Shenandoah Telecommunications	700	21
Sprint *	15,372	131

SEI Institutional Investments Trust / Annual Report / May 31, 2017	269

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Straight Path Communications *	313	$56
Telephone & Data Systems	2,850	81
T-Mobile US *	5,650	381
US Cellular *	522	21
Verizon Communications	86,533	4,036
Vonage Holdings *	3,400	23
Windstream Holdings	8,595	37
Zayo Group Holdings *	3,422	110

		10,766

Utilities — 1.4%
AES	10,350	121
ALLETE	1,150	84
Alliant Energy	3,222	134
Ameren	3,073	174
American Electric Power	6,068	436
American Water Works	2,100	164
Aqua America	2,700	88
Atmos Energy	1,272	106
Avista	600	26
Black Hills	1,200	83
Calpine *	6,650	85
CenterPoint Energy	6,522	187
CMS Energy	3,572	169
Consolidated Edison	3,827	317
Dominion Energy	8,215	664
DTE Energy	2,200	241
Duke Energy	8,495	728
Edison International	3,967	324
El Paso Electric	500	27
Entergy	2,350	186
Eversource Energy	4,050	251
Exelon	10,688	388
FirstEnergy	6,273	183
Great Plains Energy	3,200	92
Hawaiian Electric Industries	2,172	72
IDACORP	900	79
MDU Resources Group	3,350	91
MGE Energy	300	20
National Fuel Gas	1,300	74
New Jersey Resources	1,650	69
NextEra Energy	5,834	825
NiSource	4,578	119
NorthWestern	1,171	73
NRG Energy	3,668	59
OGE Energy	3,022	108
ONE Gas	1,000	71
Ormat Technologies	400	24
Otter Tail	550	22
Pattern Energy Group, Cl A	1,250	28
PG&E	5,554	380
Pinnacle West Capital	1,350	119

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PNM Resources	1,900	$73
Portland General Electric	1,750	83
PPL	8,541	341
Public Service Enterprise Group	6,000	269
SCANA	1,600	109
Sempra Energy	3,322	387
South Jersey Industries	773	28
Southern	12,509	633
Southwest Gas Holdings	924	73
Spire	1,000	71
UGI	2,273	116
Vectren	1,472	90
WEC Energy Group	4,247	267
Westar Energy, Cl A	2,000	106
WGL Holdings	924	76
Xcel Energy	6,488	311

		10,524

Total Common Stock
(Cost $208,683) ($ Thousands)		214,436

	Face Amount (Thousands)
CORPORATE OBLIGATIONS — 5.4%
Consumer Discretionary — 0.6%
Adient Global Holdings, Ltd.
4.875%, 08/15/2026 (D)	$372	373
CBS
5.750%, 04/15/2020	145	159
3.500%, 01/15/2025	625	629
Ford Motor Credit LLC
5.875%, 08/02/2021	200	223
4.375%, 08/06/2023	260	273
2.597%, 11/04/2019	346	348
General Motors
3.500%, 10/02/2018	365	372
Hanesbrands
4.625%, 05/15/2024 (D)	227	227
International Game Technology
6.250%, 02/15/2022 (D)	380	411
KB Home
4.750%, 05/15/2019	294	303
Time Warner
4.700%, 01/15/2021	130	140
Time Warner Cable LLC
4.500%, 09/15/2042	245	234
4.125%, 02/15/2021	65	68
Viacom
4.375%, 03/15/2043	388	342

		4,102

270	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Consumer Staples — 0.2%
Lamb Weston Holdings (D)
4.875%, 11/01/2026	$94	$96
4.625%, 11/01/2024	94	96
Sigma Alimentos
4.125%, 05/02/2026 (D)	610	611
Valeant Pharmaceuticals International
6.125%, 04/15/2025 (D)	415	334
Walgreens Boots Alliance
3.800%, 11/18/2024	588	611

		1,748

Energy — 1.0%
Diamond Offshore Drilling
4.875%, 11/01/2043	301	217
Energy Transfer
5.200%, 02/01/2022	465	506
4.650%, 06/01/2021	85	91
EnLink Midstream Partners
5.050%, 04/01/2045	371	360
Enterprise Products Operating LLC
5.200%, 09/01/2020	110	120
3.700%, 02/15/2026	810	832
Hess
4.300%, 04/01/2027	653	656
Kinder Morgan Energy Partners
4.150%, 03/01/2022	48	51
Marathon Petroleum
5.125%, 03/01/2021	47	51
Nabors Industries
5.500%, 01/15/2023 (D)	740	733
Noble Energy
8.250%, 03/01/2019	174	192
4.150%, 12/15/2021	340	359
3.900%, 11/15/2024	463	479
Plains All American Pipeline
3.600%, 11/01/2024	660	652
Regency Energy Partners
4.500%, 11/01/2023	72	76
Sabine Pass Liquefaction LLC
5.000%, 03/15/2027	486	520
Schlumberger Holdings
3.000%, 12/21/2020 (D)	880	901
SM Energy
6.500%, 01/01/2023	35	34
Valero Energy
6.125%, 02/01/2020	149	164
Williams Partners
3.900%, 01/15/2025	176	180

		7,174

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Financials — 1.4%
Bank of America
6.500%, 12/31/2049 (E)	$233	$258
Bank of America MTN (E)
3.824%, 01/20/2028	960	975
2.881%, 04/24/2023	985	985
Citigroup
3.875%, 03/26/2025	680	688
Cooperatieve Rabobank UA
4.375%, 08/04/2025	425	447
Goldman Sachs Group
2.350%, 11/15/2021	621	616
Goldman Sachs Group MTN
2.800%, 11/29/2023 (E)	660	680
Hartford Financial Services Group
5.500%, 03/30/2020	13	14
HSBC Finance
6.676%, 01/15/2021	60	68
JPMorgan Chase
6.400%, 05/15/2038	40	54
3.782%, 02/01/2028 (E)	508	521
3.220%, 03/01/2025 (E)	980	983
JPMorgan Chase MTN
2.295%, 08/15/2021	375	373
Lincoln National
4.200%, 03/15/2022	110	118
MetLife
5.700%, 06/15/2035	65	80
Morgan Stanley MTN
5.500%, 07/28/2021	168	187
Nationwide Building Society
4.000%, 09/14/2026 (D)	935	936
Nationwide Financial Services
5.375%, 03/25/2021 (D)	320	351
Navient
6.625%, 07/26/2021	560	595
Navient MTN
7.250%, 01/25/2022	15	16
PNC Bank
3.800%, 07/25/2023	460	486
Santander Issuances
5.179%, 11/19/2025	200	212
US Bancorp
5.300%, 12/29/2049 (E)	408	428
Wells Fargo
3.069%, 01/24/2023	756	768

		10,839

Health Care — 0.3%
AbbVie
3.600%, 05/14/2025	479	490

SEI Institutional Investments Trust / Annual Report / May 31, 2017	271

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Baxalta
3.600%, 06/23/2022	$745	$773
Celgene
3.875%, 08/15/2025	530	554
Laboratory Corp of America Holdings
3.600%, 02/01/2025	285	290
Mylan
3.950%, 06/15/2026	226	227
		2,334
Industrials – 0.1%
Allison Transmission
5.000%, 10/01/2024 (D)	216	220
Avis Budget Car Rental LLC
5.250%, 03/15/2025 (D)	320	296
General Electric
5.000%, 12/29/2049 (E)	200	212
International Lease Finance
5.875%, 04/01/2019	249	265
		993
Information Technology – 0.6%
Broadcom (D)
3.875%, 01/15/2027	413	420
3.625%, 01/15/2024	193	196
Dell International LLC (D)
7.125%, 06/15/2024	201	224
6.020%, 06/15/2026	152	168
4.420%, 06/15/2021	935	985
Fidelity National Information Services
5.000%, 10/15/2025	3	3
3.500%, 04/15/2023	126	131
Intel
4.800%, 10/01/2041	95	107
KLA-Tencor
4.650%, 11/01/2024	691	750
Lam Research
2.800%, 06/15/2021	437	443
Micron Technology
7.500%, 09/15/2023	234	261
Seagate HDD Cayman
4.750%, 01/01/2025	343	343
Total System Services
2.375%, 06/01/2018	90	90
Western Digital
7.375%, 04/01/2023 (D)	517	566
		4,687
Materials – 0.0%
Barrick Gold
4.100%, 05/01/2023	49	53

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Dow Chemical
4.250%, 11/15/2020	$41	$44
		97
Real Estate – 0.2%
Healthcare Realty Trust
5.750%, 01/15/2021	320	352
Host Hotels & Resorts
3.750%, 10/15/2023	13	13
SBA Tower Trust
3.156%, 10/15/2020 (D)	753	762
Welltower
4.000%, 06/01/2025	414	429
		1,556
Telecommunication Services – 0.9%
AT&T
4.600%, 02/15/2021	60	64
4.125%, 02/17/2026	487	498
3.800%, 03/15/2022	110	115
3.400%, 05/15/2025	400	394
3.000%, 02/15/2022	485	489
CenturyLink
7.500%, 04/01/2024	247	271
Cox Communications
2.950%, 06/30/2023 (D)	173	168
CSC Holdings LLC
6.750%, 11/15/2021	125	138
RELX Capital
8.625%, 01/15/2019	455	501
Sprint Capital
6.900%, 05/01/2019	1,070	1,154
Sprint Spectrum LLC
3.360%, 09/20/2021 (D)	395	400
Telefonica Emisiones SAU
5.213%, 03/08/2047	367	390
Verizon Communications
5.500%, 03/16/2047	215	235
4.600%, 04/01/2021	850	919
3.500%, 11/01/2024	801	812
2.625%, 08/15/2026	209	194
Ziggo Secured Finance
5.500%, 01/15/2027 (D)	236	240
		6,982
Utilities – 0.1%
CMS Energy
5.050%, 03/15/2022	52	58
Entergy
4.000%, 07/15/2022	648	690
Exelon
5.150%, 12/01/2020	26	28

272	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Pacific Gas & Electric
4.500%, 12/15/2041	$65	$70
		846
Total Corporate Obligations
(Cost $40,256) ($ Thousands)		41,358
MORTGAGE-BACKED SECURITIES — 5.2%
Non-Agency Mortgage-Backed Obligations — 5.2%
Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%, 07/25/2035	97	93
Alternative Loan Trust, Ser 2005-57CB, Cl 4A3
5.500%, 12/25/2035	232	203
Alternative Loan Trust, Ser 2006-23CB, Cl 1A7
6.000%, 08/25/2036	155	150
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%, 06/25/2036	408	338
Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%, 10/25/2036	284	241
Alternative Loan Trust, Ser 2006-9T1, Cl A1
5.750%, 05/25/2036	170	133
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036	226	205
Banc of America Commercial Mortgage Trust, Ser 2007-5, Cl AM
5.772%, 02/10/2051 (E)	78	79
Bear Stearns Commercial Mortgage Securities Trust, Ser 2006-PW13, Cl AJ
5.611%, 09/11/2041 (E)	43	43
Bellemeade Re II, Ser 2016-1A, Cl M2B
7.524%, 04/25/2026 (D)(E)	311	311
BHMS Mortgage Trust, Ser 2014-ATLS, Cl AFX
3.600%, 07/05/2033 (D)	905	920
CGBAM Commercial Mortgage Trust, Ser 2016-IMC, Cl C
4.944%, 11/15/2021 (D)(E)	214	213
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.187%, 03/13/2035 (D)	285	297
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%, 07/25/2037	134	120
CHL Mortgage Pass-Through Trust, Ser 2006-10, Cl 1A8
6.000%, 05/25/2036	208	176
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%, 09/25/2036	113	97
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl D
5.036%, 09/10/2045 (D)(E)	541	519

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl D
4.603%, 04/10/2046 (D)(E)	$250	$233
Citigroup Commercial Mortgage Trust, Ser 2015-GC27, Cl A5
3.137%, 02/10/2048	779	789
Citigroup Commercial Mortgage Trust, Ser 2016-C1, Cl A4
3.209%, 05/10/2049	750	763
COMM Mortgage Trust, Ser 2013-SFS, Cl A1
1.873%, 04/12/2035 (D)	1,042	1,030
Commercial Mortgage Loan Trust, Ser 2008-LS1, Cl A1A
6.109%, 12/10/2049 (E)	1,067	1,076
Credit Suisse Commercial Mortgage Trust, Ser 2016-MFF, Cl D
5.367%, 10/15/2018	215	216
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A4
3.718%, 08/15/2048	401	422
CSMC, Ser 2010-6R, Cl 3A2
5.875%, 01/26/2038 (D)	435	358
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
2.059%, 04/10/2031 (E)	162	159
1.214%, 12/25/2036 (E)	262	159
FHLMC Multifamily Structured Pass-Through Certificates, Ser K025, Cl A1
1.875%, 04/25/2022	739	739
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN2, Cl M2
5.274%, 11/25/2023 (E)	785	872
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M3
5.024%, 08/25/2024 (E)	890	964
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN4, Cl M3
5.541%, 10/25/2024 (E)	250	275
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ3, Cl M3
5.774%, 10/25/2024 (E)	650	723
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M3
4.291%, 10/25/2027 (E)	265	291
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
3.591%, 12/25/2027 (E)	831	851
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M3
5.691%, 04/25/2028 (E)	292	334
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M2
3.191%, 03/25/2025 (E)	273	276

SEI Institutional Investments Trust / Annual Report / May 31, 2017	273

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA1, Cl M2
3.641%, 03/25/2028 (E)	$644	$660
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, Cl M3
5.791%, 05/25/2028 (E)	280	321
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, Cl M2
3.824%, 05/25/2028 (E)	279	289
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M3
5.975%, 07/25/2028 (E)	350	408
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA2, Cl M2
4.474%, 10/25/2029 (E)	382	402
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%, 07/25/2036	91	76
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
2.191%, 07/25/2024 (E)	55	55
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 1M2
5.891%, 11/25/2024 (E)	533	607
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
5.991%, 11/25/2024 (E)	187	211
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 1M2
5.324%, 02/25/2025 (E)	363	393
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 2M2
5.541%, 02/25/2025 (E)	433	469
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M2
4.991%, 05/25/2025 (E)	610	659
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M2
4.991%, 05/25/2025 (E)	443	473
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 2M2
5.991%, 07/25/2025 (E)	718	797
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2
5.991%, 07/25/2025 (E)	720	804
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 2M2
6.574%, 04/25/2028 (E)	750	846
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
5.894%, 04/25/2028 (E)	218	249

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 1M2
7.774%, 08/25/2028 (E)	$658	$791
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 2M2
7.974%, 08/25/2028 (E)	495	597
FNMA Connecticut Avenue Securities, Ser 2016-C02, Cl 1M2
7.024%, 09/25/2028 (E)	565	659
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
6.891%, 10/25/2028 (E)	459	536
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 1M2
6.291%, 10/25/2028 (E)	92	106
FNMA Connecticut Avenue Securities, Ser 2017-C02, Cl 2M2
4.674%, 09/25/2029 (E)	245	259
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (D)	246	249
GS Mortgage Securities Trust, Ser 2013-G1, Cl A2
3.557%, 04/10/2031 (D)(E)	1,485	1,488
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
5.110%, 01/10/2047 (D)(E)	631	546
H/2 Asset Funding, Ser 2015-1A
2.634%, 06/24/2049	420	417
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
1.274%, 03/25/2035 (E)	100	88
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl XA, IO
0.937%, 09/15/2047 (E)	18,466	944
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	380	401
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C32, Cl C
4.818%, 11/15/2048 (E)	585	565
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A1A
4.838%, 07/15/2041 (D)(E)	162	162
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl AM
5.372%, 05/15/2047	223	223
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl AM
5.933%, 02/12/2049 (E)	64	64
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl AM
6.058%, 02/15/2051 (E)	75	76

274	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-SGP, Cl A
2.694%, 07/15/2036 (D)(E)	$913	$919
JPMorgan Mortgage Trust, Ser 2007-S3, Cl 1A8
6.000%, 08/25/2037	189	166
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl AJ
5.452%, 09/15/2039 (E)	241	210
LSTAR Commercial Mortgage Trust, Ser 2014-2, Cl A2
2.767%, 01/20/2041 (D)	314	315
LSTAR Commercial Mortgage Trust, Ser 2015-3, Cl A2
2.729%, 04/20/2048 (D)(E)	690	695
LSTAR Commercial Mortgage Trust, Ser 4, Cl A2
2.458%, 03/10/2049 (D)	642	631
ML-CFC Commercial Mortgage Trust, Ser 2007- 9, Cl A4
5.700%, 09/12/2049	189	190
Morgan Stanley Capital I Trust, Ser 2005-IQ9, Cl D
5.000%, 07/15/2056	369	369
Morgan Stanley Capital I Trust, Ser 2015-XLF2, Cl SNMA
2.944%, 11/15/2026 (D)(E)	151	150
Morgan Stanley Capital I Trust, Ser 2015-XLF2, Cl AFSA
2.944%, 08/15/2026 (D)(E)	134	134
RBSSP Resecuritization Trust, Ser 2009-7, Cl 10A3
6.000%, 08/26/2037 (D)	588	508
RBSSP Resecuritization Trust, Ser 2010-9, Cl 7A6
6.033%, 05/26/2037 (D)(E)	538	404
Resource Capital, Ser 2014-CRE2, Cl A
2.051%, 04/15/2032 (D)(E)	59	59
Starwood Retail Property Trust, Ser 2014-STAR, Cl A
2.214%, 11/15/2027 (D)(E)	1,220	1,208
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%, 12/10/2045	194	196
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl A1A
6.009%, 06/15/2045 (E)	25	25
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl C
4.619%, 09/15/2048 (E)	527	510
Wells Fargo Commercial Mortgage Trust, Ser 2016-LC25, Cl C
4.585%, 12/15/2059 (E)	370	366

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, Cl C
4.455%, 11/15/2049 (E)	$620	$619
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
6.491%, 11/25/2025 (D)(E)	122	133
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
6.241%, 11/25/2025 (D)(E)	432	453
Wells Fargo Mortgage-Backed Securities Trust, Ser 2007-8, Cl 2A5
5.750%, 07/25/2037	115	114
WFRBS Commercial Mortgage Trust, Ser 2013-C14, Cl A5
3.337%, 06/15/2046	160	165
WFRBS Commercial Mortgage Trust, Ser 2014-C20,Cl A2
3.036%, 05/15/2047	549	562

		39,659
Total Mortgage-Backed Securities (Cost $38,358) ($ Thousands)		39,659

ASSET-BACKED SECURITIES — 3.0%

Automotive — 1.8%

Ally Auto Receivables Trust, Ser 2015-2, Cl A3
1.490%, 11/15/2019	296	296
Avis Budget Rental Car Funding AESOP LLC, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (D)	710	719
Avis Budget Rental Car Funding AESOP LLC, Ser 2016-1A, Cl A
2.990%, 06/20/2022 (D)	438	443
Bank of The West Auto Trust, Ser 2015-1, Cl A3
1.310%, 10/15/2019 (D)	518	518
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019	455	455
California Republic Auto Receivables Trust, Ser 2015-2, Cl A3
1.310%, 08/15/2019	244	244
Capital Auto Receivables Asset Trust, Ser 2014- 1, Cl B
2.220%, 01/22/2019	160	160
CPS Auto Receivables Trust, Ser 2013-B, Cl A
1.820%, 09/15/2020 (D)	128	128
Drive Auto Receivables Trust, Ser 2017-BA, Cl A1
1.200%, 04/16/2018 (D)	781	781

SEI Institutional Investments Trust / Annual Report / May 31, 2017	275

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Enterprise Fleet Financing LLC, Ser 2015-1, Cl A2
1.300%, 09/20/2020 (D)	$242	$242
Exeter Automobile Receivables Trust, Ser 2016-1A, Cl D
8.200%, 02/15/2023 (D)	280	300
Exeter Automobile Receivables Trust, Ser 2016-3A, Cl A
1.840%, 11/16/2020 (D)	258	258
Exeter Automobile Receivables Trust, Ser 2017-2A, Cl A
2.110%, 06/15/2021 (D)	663	663
First Investors Auto Owner Trust, Ser 2016-2A, Cl A1
1.530%, 11/16/2020 (D)	437	435
Flagship Credit Auto Trust, Ser 2016-2, Cl D
8.560%, 11/15/2023 (D)	365	396
Flagship Credit Auto Trust, Ser 2016-4, Cl D
3.890%, 11/15/2022 (D)	375	371
Ford Credit Auto Owner Trust, Ser 2014-2, Cl A
2.310%, 04/15/2026 (D)	640	648
Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A2
1.564%, 01/15/2022 (E)	741	748
Harley-Davidson Motorcycle Trust, Ser 2014-1, Cl A3
1.100%, 09/15/2019	109	109
Harley-Davidson Motorcycle Trust, Ser 2015-2, Cl A3
1.300%, 03/16/2020	631	630
Hertz Vehicle Financing II LP, Ser 2015-1A, Cl A
2.730%, 03/25/2021 (D)	580	578
Hertz Vehicle Financing II LP, Ser 2015-1A, Cl B
3.520%, 03/25/2021 (D)	425	429
Hertz Vehicle Financing II LP, Ser 2015-2A, Cl A
2.020%, 09/25/2019 (D)	542	540
Hertz Vehicle Financing II LP, Ser 2015-3A, Cl A
2.670%, 09/25/2021 (D)	390	386
Hertz Vehicle Financing LLC, Ser 2013-1A, Cl B2
2.480%, 08/25/2019 (D)	395	392
Hertz Vehicle Financing LLC, Ser 2016-1A, Cl A
2.320%, 03/25/2020 (D)	737	735
Mercedes Benz Auto Lease Trust, Ser 2015-B, Cl A3
1.340%, 07/16/2018	307	307
Porsche Innovative Lease Owner Trust, Ser 2015-1, Cl A4
1.430%, 05/21/2021 (D)	746	746
Santander Drive Auto Receivables Trust, Ser 2013-2, Cl E
2.980%, 04/15/2020 (D)	750	754

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl A2A
1.340%, 11/15/2019	$331	$330
Westlake Automobile Receivables Trust, Ser 2015-3A, Cl A2A
1.420%, 05/17/2021 (D)	29	29
		13,770
Credit Cards – 0.2%

Synchrony Credit Card Master Note Trust, Ser 2012-2, Cl A
2.220%, 01/15/2022	1,098	1,108
Synchrony Credit Card Master Note Trust, Ser 2016-1, Cl A
2.040%, 03/15/2022	247	248
World Financial Network Credit Card Master Trust, Ser 2013-A, Cl A
1.610%, 12/15/2021	161	161
World Financial Network Credit Card Master Trust, Ser 2015-A, Cl A
1.469%, 02/15/2022 (E)	424	425
		1,942
Other Asset-Backed Securities – 1.0%

Ally Master Owner Trust, Ser 2015-3, Cl A
1.630%, 05/15/2020	788	788
BMW Floorplan Master Owner Trust, Ser 2015-1A, Cl A
1.494%, 07/15/2020 (D)(E)	1,062	1,064
Citi Held For Asset Issuance, Ser 2016-PM1, Cl A
4.650%, 04/15/2025 (D)	164	166
CNH Equipment Trust, Ser 2015-A, Cl A4
1.850%, 04/15/2021	520	522
Dell Equipment Finance Trust, Ser 2015-1, Cl A3
1.300%, 03/23/2020 (D)	43	43
Marlette Funding Trust, Ser 2016-1A, Cl A
3.060%, 01/17/2023 (D)	182	182
Marlette Funding Trust, Ser 2017-1A, Cl A
2.827%, 03/15/2024 (D)	478	479
SoFi Consumer Loan Program LLC, Ser 2016-2A, Cl A
3.090%, 10/27/2025 (D)	331	334
Sofi Consumer Loan Program LLC, Ser 2016-3, Cl A
3.050%, 12/26/2025 (D)	576	582
Sofi Consumer Loan Program LLC, Ser 2017-2, Cl A
3.280%, 02/25/2026 (D)	561	560
Taco Bell Funding LLC, Ser 2016-1A, Cl A2I
3.832%, 05/25/2046 (D)	554	570

276	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Volkswagen Credit Auto Master Trust, Ser 2014-1A, Cl A1
1.343%, 07/22/2019 (D)(E)		$350	$350
Volvo Financial Equipment LLC, Ser 2015-1A, Cl A3
1.510%, 06/17/2019 (D)		538	538
Wells Fargo Dealer Floorplan Master Note Trust, Ser 2014-1, Cl A
1.373%, 07/20/2019 (E)		481	481
Wells Fargo Dealer Floorplan Master Note Trust, Ser 2015-1, Cl A
1.493%, 01/20/2020 (E)		683	684
			7,343
Total Asset-Backed Securities
(Cost $22,932) ($ Thousands)			23,055
FOREIGN BONDS — 2.7%
ABN AMRO Bank
4.750%, 07/28/2025 (D)		200	212
Adani Ports & Special Economic Zone
3.950%, 01/19/2022 (D)		570	580
Alfa
5.250%, 03/25/2024 (D)		570	608
Anglo American Capital
3.750%, 04/10/2022 (D)		200	199
Banco Santander
3.500%, 04/11/2022		600	612
Barclays
3.684%, 01/10/2023		755	775
Barclays Bank PLC
6.860%, 09/29/2049 (D)(E)		106	123
6.625%, 03/30/2022	EUR	75	106
3.650%, 03/16/2025		$235	234
BNP Paribas MTN
2.250%, 01/11/2027	EUR	236	270
Cenovus Energy
5.700%, 10/15/2019		$178	191
3.000%, 08/15/2022		36	35
Credit Suisse Group Funding Guernsey
3.800%, 06/09/2023		810	833
3.750%, 03/26/2025		375	379
Ecopetrol
5.875%, 05/28/2045		252	233
Embraer Netherlands Finance
5.400%, 02/01/2027		575	596
Empresa de Transporte de Pasajeros Metro
4.750%, 02/04/2024 (D)		296	319
Grupo Bimbo
3.875%, 06/27/2024 (D)		553	568
ING Groep
3.950%, 03/29/2027		486	503

Description	Face Amount (Thousands)		Market Value ($ Thousands)
FOREIGN BONDS (continued)
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (D)		$583	$570
Israel Electric
5.000%, 11/12/2024 (D)		581	627
Lloyds Banking Group
7.500%, 12/01/2099 (E)		371	408
4.650%, 03/24/2026		364	383
Marfrig Holdings Europe
8.000%, 06/08/2023 (D)		365	378
Minerva Luxembourg
6.500%, 09/20/2026 (D)		233	231
Minsur
6.250%, 02/07/2024 (D)		320	344
MTN Maurtitius Investments
5.373%, 02/13/2022 (D)		376	387
NOVA Chemicals
5.250%, 08/01/2023 (D)		339	344
Odebrecht Finance
7.125%, 06/26/2042 (D)		571	240
5.250%, 06/27/2029 (D)		369	146
Petrobras Global Finance
6.125%, 01/17/2022		436	454
Petroleos Mexicanos MTN
4.625%, 09/21/2023		760	775
Rogers Communications
4.000%, 06/06/2022	CAD	20	16
Royal Bank of Scotland Group
8.625%, 12/31/2049 (E)		$560	613
7.640%, 09/29/2017 (E)		300	284
Santander Issuances SAU MTN
3.250%, 04/04/2026	EUR	400	478
Santander UK
5.000%, 11/07/2023 (D)		$555	593
SFR Group
5.375%, 05/15/2022 (D)	EUR	223	262
Sociedad Quimica y Minera de Chile
3.625%, 04/03/2023 (D)		$280	276
SPCM
4.875%, 09/15/2025 (D)		320	328
Standard Chartered
7.500%, 12/29/2049 (E)		385	409
2.680%, 01/30/2049 (D)(E)		400	340
Sumitomo Mitsui Banking
1.966%, 01/11/2019		294	294
Teva Pharmaceutical Finance Netherlands III
3.150%, 10/01/2026		461	433
2.800%, 07/21/2023		691	672
Trust F
5.250%, 01/30/2026 (D)		605	622
UBS Group Funding Switzerland
4.125%, 09/24/2025 (D)		486	509

SEI Institutional Investments Trust / Annual Report / May 31, 2017	277

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

FOREIGN BONDS (continued)
Ultrapar International
5.250%, 10/06/2026 (D)		$376	$376
Vale Overseas
6.875%, 11/21/2036		565	607
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (D)(F)		500	38
Wind Acquisition Finance
4.750%, 07/15/2020 (D)		360	365
Yamana
4.950%, 07/15/2024		359	361

Total Foreign Bonds
(Cost $20,611) ($ Thousands)			20,539

SOVEREIGN DEBT – 1.8%
Brazil Notas do Tesouro Nacional Serie F
10.000%, 01/01/2021	BRL	6,486	1,981
10.000%, 01/01/2027		5,280	1,553
Egypt Government International Bond MTN
6.125%, 01/31/2022 (D)		$251	258
Japan Treasury Discount Bill
0.000%, 06/12/2017 (G)	JPY	582,900	5,271
Japanese Government CPI Linked Bond
0.100%, 03/10/2027		408,943	3,913
State of Qatar
2.375%, 06/02/2021 (D)		$652	652

Total Sovereign Debt
(Cost $13,093) ($ Thousands)			13,628

		Shares
FOREIGN COMMON STOCK – 0.1%

Australia – 0.0%
Scorpio Tankers		9,260	34

Bermuda – 0.0%
Golar LNG		4,272	99
Nabors Industries		10,250	90
Ship Finance International		5,974	81
			270

Cayman Islands – 0.0%
Theravance Biopharma *		1,118	41

Ireland – 0.1%
Alkermes *		2,250	130
Mallinckrodt *		1,550	67
Prothena *		424	22

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Weatherford International *	36,750	$176
		395

Norway – 0.0%
Seadrill *	10,350	5

Total Foreign Common Stock
(Cost $896) ($ Thousands)		745

Total Investments – 111.0%
(Cost $840,527) ($ Thousands)		$850,357

COMMON STOCK SOLD SHORT– (12.6)%
Consumer Discretionary – (8.5)%
Adient	(6,254)	$(429)
Adtalem Global Education	(1,253)	(47)
Advance Auto Parts	(971)	(130)
Amazon.com *	(5,011)	(4,984)
American Axle & Manufacturing Holdings *	(5,800)	(88)
American Eagle Outfitters	(1,372)	(16)
American Outdoor Brands *	(3,500)	(79)
Aramark	(6,352)	(237)
AutoNation *	(471)	(19)
AutoZone *	(411)	(249)
Bed Bath & Beyond	(2,322)	(80)
Belmond, Cl A *	(1,522)	(19)
Best Buy	(3,722)	(221)
Big Lots	(400)	(20)
Bloomin’ Brands	(3,220)	(64)
Bob Evans Farms	(350)	(25)
BorgWarner	(15,076)	(641)
Boyd Gaming	(3,300)	(84)
Bright Horizons Family Solutions *	(1,723)	(132)
Brinker International	(1,823)	(72)
Brunswick	(4,172)	(231)
Buffalo Wild Wings *	(623)	(90)
Burlington Stores *	(971)	(95)
Cabela’s *	(450)	(24)
CalAtlantic Group	(3,822)	(138)
Callaway Golf	(5,367)	(68)
Carmax *	(2,578)	(162)
Carnival, Cl A	(12,135)	(777)
Carter’s	(2,550)	(209)
Cavco Industries *	(200)	(22)
Cheesecake Factory	(1,600)	(94)
Chipotle Mexican Grill, Cl A *	(769)	(367)
Choice Hotels International	(1,250)	(81)
Churchill Downs	(500)	(84)
ClubCorp Holdings	(1,528)	(20)
Coach	(13,349)	(617)

278	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Columbia Sportswear	(1,473)	$(80)
Cooper Tire & Rubber	(4,250)	(153)
Cooper-Standard Holdings *	(1,150)	(124)
Cracker Barrel Old Country Store	(673)	(112)
CST Brands	(522)	(25)
Dana Holdings	(9,800)	(207)
Darden Restaurants	(3,314)	(295)
Dave & Buster’s Entertainment *	(1,300)	(87)
Deckers Outdoor *	(1,623)	(113)
Delphi Automotive	(19,930)	(1,753)
Dick’s Sporting Goods	(671)	(28)
Dollar General	(3,310)	(243)
Dollar Tree *	(2,900)	(225)
Domino’s Pizza	(1,297)	(275)
Dorman Products *	(1,800)	(150)
DR Horton	(16,429)	(537)
Dunkin’ Brands Group	(2,058)	(120)
Eldorado Resorts *	(2,334)	(48)
Ethan Allen Interiors	(700)	(19)
Expedia	(1,727)	(248)
Foot Locker	(2,022)	(120)
Ford Motor	(269,167)	(2,993)
Fossil Group *	(1,050)	(11)
Fox Factory Holding *	(978)	(32)
GameStop, Cl A	(823)	(18)
Gap	(3,100)	(70)
Garmin	(5,700)	(297)
General Motors	(101,375)	(3,440)
Gentex	(19,122)	(363)
Gentherm *	(2,200)	(83)
Genuine Parts	(2,622)	(243)
G-III Apparel Group *	(1,950)	(38)
Goodyear Tire & Rubber	(17,923)	(577)
Graham Holdings, Cl B	(89)	(53)
Grand Canyon Education *	(1,473)	(115)
H&R Block	(6,100)	(162)
Hanesbrands	(18,203)	(376)
Harley-Davidson	(12,135)	(643)
Hasbro	(5,134)	(540)
Helen of Troy *	(1,200)	(109)
Hilton Grand Vacations *	(2,250)	(80)
Hilton Worldwide Holdings	(5,648)	(375)
Home Depot	(16,662)	(2,558)
Houghton Mifflin Harcourt *	(2,050)	(25)
Hyatt Hotels, Cl A *	(600)	(35)
ILG	(4,100)	(110)
Installed Building Products *	(522)	(26)
International Game Technology	(2,900)	(51)
International Speedway, Cl A	(550)	(19)
iRobot *	(1,322)	(123)
J.C. Penney *	(3,222)	(15)
Jack in the Box	(950)	(101)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Kate Spade *	(5,378)	$(99)
KB Home	(4,300)	(90)
Kohl’s	(2,423)	(93)
L Brands	(3,173)	(164)
La Quinta Holdings *	(1,450)	(20)
Las Vegas Sands	(10,642)	(629)
La-Z-Boy, Cl Z	(2,673)	(71)
LCI Industries	(1,423)	(127)
Lear	(5,041)	(751)
Leggett & Platt	(6,450)	(336)
Lennar, Cl A	(9,195)	(472)
Liberty Expedia Holdings, Cl A *	(471)	(25)
Liberty Global LiLAC *	—	—
Liberty Interactive, Cl A *	(6,000)	(141)
Liberty Ventures, Ser A *	(1,028)	(55)
Lithia Motors, Cl A	(222)	(20)
LKQ *	(4,500)	(142)
Lowe’s	(11,715)	(923)
Lululemon Athletica *	(4,422)	(213)
M/I Homes *	(872)	(25)
Macy’s	(4,222)	(99)
Madison Square Garden, Cl A *	—	—
Marriott International, Cl A	(9,428)	(1,015)
Marriott Vacations Worldwide	(824)	(96)
Mattel	(15,650)	(359)
McDonald’s	(23,664)	(3,571)
MDC Holdings	(2,372)	(80)
Meritage Homes *	(2,272)	(91)
MGM Resorts International	(13,255)	(420)
Michael Kors Holdings *	(7,500)	(249)
Michaels *	(1,000)	(19)
Modine Manufacturing *	(1,772)	(27)
Mohawk Industries *	(3,076)	(736)
Motorcar Parts & Accessories *	(850)	(25)
Murphy USA *	(300)	(20)
NetFlix *	(5,321)	(868)
Newell Brands	(22,403)	(1,186)
NIKE, Cl B	(64,316)	(3,408)
Nordstrom	(1,700)	(71)
Norwegian Cruise Line Holdings *	(4,700)	(235)
NVR *	(185)	(422)
Office Depot	(4,772)	(24)
O’Reilly Automotive *	(1,354)	(328)
Oxford Industries	(424)	(23)
Panera Bread, Cl A *	(582)	(183)
Papa John’s International	(950)	(77)
Penn National Gaming *	(2,028)	(39)
Polaris Industries	(2,894)	(242)
Pool	(650)	(77)
Priceline Group *	(663)	(1,245)
PulteGroup	(15,356)	(348)
PVH	(3,850)	(408)

SEI Institutional Investments Trust / Annual Report / May 31, 2017	279

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Ralph Lauren, Cl A	(2,750)	$(186)
Ross Stores	(5,600)	(358)
Royal Caribbean Cruises	(4,901)	(540)
Sally Beauty Holdings *	(972)	(18)
Scientific Games, Cl A *	(1,022)	(24)
SeaWorld Entertainment	(1,100)	(20)
Service International	(5,450)	(174)
ServiceMaster Global Holdings *	(4,272)	(161)
Signet Jewelers	(950)	(46)
Six Flags Entertainment	(1,566)	(95)
Skechers U.S.A., Cl A *	(6,078)	(155)
Sotheby’s *	(1,278)	(67)
Standard Motor Products	(1,307)	(64)
Staples	(8,472)	(77)
Starbucks	(40,979)	(2,607)
Steven Madden *	(3,023)	(119)
Stoneridge *	(1,222)	(19)
Superior Industries International	(872)	(17)
Target	(7,188)	(396)
Taylor Morrison Home, Cl A *	(2,567)	(60)
Tempur Sealy International *	(2,223)	(103)
Tenneco	(3,950)	(225)
Tesla *	(8,471)	(2,889)
Texas Roadhouse, Cl A	(2,050)	(100)
Thor Industries	(3,314)	(300)
Tiffany	(1,500)	(130)
TJX	(8,868)	(667)
Toll Brothers	(7,841)	(289)
TopBuild *	(2,000)	(107)
Tower International	(773)	(18)
Tractor Supply	(1,772)	(98)
TRI Pointe Homes *	(6,872)	(85)
TripAdvisor *	(1,478)	(57)
Tupperware Brands	(2,423)	(174)
Ulta Beauty *	(824)	(251)
Under Armour, Cl A *	(5,896)	(113)
Under Armour, Cl C *	(8,472)	(151)
Universal Electronics *	(300)	(19)
Urban Outfitters *	(750)	(14)
Vail Resorts	(1,029)	(220)
VF	(17,176)	(924)
Vista Outdoor *	(3,300)	(69)
Visteon *	(2,322)	(233)
Wendy’s	(6,100)	(99)
Whirlpool	(3,594)	(667)
Williams-Sonoma	(671)	(33)
Winnebago Industries	(2,050)	(50)
Wolverine World Wide	(4,400)	(114)
Wyndham Worldwide	(3,687)	(372)
Wynn Resorts	(2,147)	(276)
Yum China Holdings *	(9,988)	(384)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Yum! Brands	(9,708)	$(705)

		(64,884)

Information Technology – (2.7)%
Advanced Energy Industries *	(373)	(29)
Advanced Micro Devices *	(6,278)	(70)
Amphenol, Cl A	(3,921)	(293)
Analog Devices	(3,795)	(325)
Apple	(35,285)	(5,390)
Applied Materials	(11,062)	(508)
Arista Networks *	(724)	(107)
ARRIS International *	(2,650)	(74)
Arrow Electronics *	(1,972)	(149)
Avnet	(2,380)	(87)
AVX	(4,107)	(67)
Belden	(250)	(18)
Broadcom, Cl A	(3,972)	(951)
Brocade Communications Systems	(8,351)	(105)
Cavium *	(700)	(51)
CDW	(3,967)	(239)
Ciena *	(800)	(19)
Cirrus Logic *	(450)	(30)
Cisco Systems	(50,737)	(1,600)
Cognex	(1,071)	(98)
Coherent *	(171)	(42)
CommScope Holding *	(1,900)	(70)
Corning	(10,455)	(304)
Cray *	(1,028)	(18)
Cypress Semiconductor	(2,100)	(29)
Diebold	(2,250)	(60)
Dolby Laboratories, Cl A	(421)	(21)
Electronics For Imaging *	(1,600)	(76)
Entegris *	(950)	(23)
ePlus *	(1,246)	(98)
F5 Networks *	(750)	(96)
FLIR Systems	(750)	(28)
Harris	(1,029)	(115)
Hewlett Packard Enterprise	(20,676)	(389)
HP	(20,000)	(375)
II-VI *	(572)	(17)
Infinera *	(7,701)	(75)
Integrated Device Technology *	(850)	(22)
Intel	(47,700)	(1,722)
InterDigital	(273)	(22)
IPG Photonics *	(222)	(31)
Jabil Circuit	(2,850)	(85)
Juniper Networks	(6,150)	(180)
Keysight Technologies *	(2,473)	(96)
Kla-Tencor	(1,950)	(203)
Lam Research	(1,610)	(250)
Littelfuse	(200)	(32)
Lumentum Holdings *	(421)	(24)

280	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
MACOM Technology Solutions Holdings *	—	$—
Marvell Technology Group	(4,600)	(79)
Maxim Integrated Products	(3,022)	(144)
Microchip Technology	(2,374)	(198)
Micron Technology *	(9,428)	(290)
Microsemi *	(1,472)	(72)
MKS Instruments	(424)	(35)
Monolithic Power Systems	(200)	(20)
Motorola Solutions	(2,000)	(167)
National Instruments	(600)	(23)
NCR *	(2,350)	(91)
NetApp	(6,488)	(263)
NETGEAR *	(1,400)	(59)
NetScout Systems *	(550)	(20)
Nvidia	(4,807)	(694)
ON Semiconductor *	(4,922)	(76)
Palo Alto Networks *	(800)	(95)
Plexus *	(350)	(18)
Pure Storage, Cl A *	(1,800)	(23)
Qorvo *	(1,323)	(103)
QUALCOMM	(14,702)	(842)
Sanmina *	(622)	(23)
ScanSource *	(1,600)	(61)
Silicom	(840)	(43)
Skyworks Solutions	(2,022)	(215)
Sonus Networks *	(6,441)	(44)
Stratasys *	(1,022)	(28)
Super Micro Computer *	(2,750)	(68)
SYNNEX	(1,727)	(192)
Tech Data *	(1,473)	(143)
Teradyne	(2,623)	(93)
Texas Instruments	(10,968)	(905)
Trimble *	(2,900)	(105)
Universal Display	(378)	(43)
USA Technologies *	(4,872)	(23)
VeriFone Systems *	(2,728)	(50)
Versum Materials	(650)	(20)
ViaSat *	(550)	(36)
Viavi Solutions *	(1,950)	(22)
Western Digital	(3,454)	(311)
Xerox	(17,550)	(124)
Xilinx	(2,800)	(187)
Zebra Technologies, Cl A *	(850)	(89)

		(20,850)

Materials – (1.4)%
Air Products & Chemicals	(3,314)	(477)
AK Steel Holding *	(2,572)	(16)
Albemarle	(1,400)	(159)
Alcoa	(2,072)	(68)
Allegheny Technologies	(1,050)	(16)
AptarGroup	(1,000)	(85)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Ashland Global Holdings	(900)	$(60)
Avery Dennison	(1,472)	(124)
Axalta Coating Systems *	(2,300)	(72)
Balchem	(250)	(20)
Ball	(4,800)	(196)
Bemis	(600)	(27)
Berry Global Group *	(1,623)	(94)
Cabot	(447)	(23)
Carpenter Technology	(522)	(19)
Celanese, Cl A	(1,700)	(147)
CF Industries Holdings	(2,750)	(74)
Chemours	(2,322)	(93)
Coeur Mining *	(4,574)	(42)
Commercial Metals	(1,022)	(19)
Compass Minerals International	(250)	(16)
Crown Holdings *	(2,222)	(128)
Domtar	(550)	(20)
Dow Chemical	(16,802)	(1,041)
E.I. du Pont de Nemours	(12,228)	(965)
Eagle Materials	(773)	(73)
Eastman Chemical	(2,100)	(168)
Ecolab	(4,201)	(558)
FMC	(1,750)	(132)
Freeport-McMoRan, Cl B *	(20,770)	(239)
Graphic Packaging Holding	(4,800)	(65)
H.B. Fuller	(421)	(21)
Hecla Mining	(3,450)	(20)
Huntsman	(3,314)	(79)
Ingevity *	(424)	(25)
International Flavors & Fragrances	(1,150)	(159)
International Paper	(5,822)	(308)
Louisiana-Pacific *	(1,074)	(24)
LyondellBasell Industries, Cl A	(4,481)	(361)
Martin Marietta Materials	(821)	(184)
Minerals Technologies	(250)	(18)
Monsanto	(6,208)	(729)
Mosaic	(4,372)	(99)
NewMarket	(373)	(174)
Newmont Mining	(6,611)	(226)
Nucor	(4,294)	(249)
Olin	(1,850)	(54)
Owens-Illinois *	(1,253)	(28)
Packaging Corp of America	(1,222)	(125)
Platform Specialty Products *	(1,623)	(20)
PolyOne	(622)	(23)
PPG Industries	(3,501)	(372)
Praxair	(3,921)	(519)
Reliance Steel & Aluminum	(1,071)	(78)
Royal Gold	(1,021)	(82)
RPM International	(1,872)	(102)
Scotts Miracle-Gro, Cl A	(723)	(63)
Sealed Air	(2,950)	(131)

SEI Institutional Investments Trust / Annual Report / May 31, 2017	281

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Sensient Technologies	(1,447)	$(116)
Sherwin-Williams	(1,120)	(372)
Silgan Holdings	(700)	(22)
Sonoco Products	(2,380)	(121)
Southern Copper	(1,700)	(59)
Steel Dynamics	(3,022)	(103)
Summit Materials, Cl A *	(872)	(23)
Tahoe Resources	(2,450)	(22)
United States Steel	(2,000)	(42)
Valspar	(1,122)	(127)
Valvoline	(2,471)	(55)
Vulcan Materials	(1,900)	(237)
Westlake Chemical	(373)	(23)
WestRock	(3,123)	(170)
Worthington Industries	(421)	(18)
WR Grace	(1,021)	(73)
		(11,092)
Total Common Stock Sold Short (Proceeds $92,589) ($ Thousands)		(96,826)
Total Investments Sold Short — (12.6)% (Proceeds $92,589) ($ Thousands)		$(96,826)

	Contracts
PURCHASED OPTION(H) — 0.0%
December 2017, Brent Crude Call,
Expires 11/18/2017,
Strike Price $55.00*	54	$73
Total Purchased Option
(Cost $207) ($ Thousands)		$73

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Brent Crude	314	Sep-2017	$231
Brent Crude	(25)	Dec-2017	110
Brent Crude	(41)	Jun-2018	61
Cattle Feeder	29	Aug-2017	191
Coffee	(187)	Jul-2017	284
Coffee	173	Jul-2017	(761)
Coffee	(41)	Dec-2017	162
Copper	(32)	Dec-2017	91
Copper	203	Jul-2017	(110)
Corn	614	Jul-2017	2
Corn	48	Dec-2017	(8)
Cotton No. 2	55	Jul-2017	(39)
Cotton No. 2	(161)	Dec-2017	111
Crude Oil	316	Jul-2017	(1,207)
Crude Oil	(102)	May-2018	185
Euro-Bobl	(220)	Jun-2017	(165)
Gasoline RBOB	120	Jul-2017	(552)
Gasoline RBOB	(46)	Oct-2017	146
Gold	112	Aug-2017	501
Gold	(40)	Dec-2017	(83)
Heating Oil	99	Jul-2017	(596)
Japanese 10-Year Bond E-MINI	(30)	Jun-2017	12
Kansas City Hard Red Winter Wheat	187	Jul-2017	(58)
Lean Hogs	251	Jul-2017	536
Live Cattle	6	Aug-2017	–
LME Nickel	(18)	Jul-2017	13
LME Primary Aluminum	106	Jul-2017	–
LME Zinc	122	Jul-2017	(18)
LME Zinc	32	Sep-2017	3
LME Zinc	(32)	Dec-2017	(4)
MSCI EAFE Index E-MINI	(119)	Jun-2017	(746)
Natural Gas	283	Jul-2017	(765)
Natural Gas	107	Oct-2017	(71)
Palladium	(37)	Sep-2017	(198)
Platinum	75	Jul-2017	(47)
S&P 500 Index E-MINI	(186)	Jun-2017	(373)
Silver	80	Jul-2017	(359)
Silver	33	Dec-2017	(50)
Soybean	118	Jul-2017	(223)
Soybean	(52)	Nov-2017	149
Soybean Meal	106	Jul-2017	(182)
Soybean Oil	181	Jul-2017	(118)
Sugar No. 11	287	Jul-2017	(535)
Sugar No. 11	160	Oct-2017	(628)
U.S. 2-Year Treasury Note	(89)	Sep-2017	(4)
U.S. 5-Year Treasury Note	(47)	Sep-2017	(12)
U.S. 10-Year Treasury Note	(71)	Sep-2017	(39)
Wheat	329	Jul-2017	(150)
			$(5,313)

282	SEI Institutional Investments Trust / Annual Report / May 31, 2017

A list of the open forward foreign currency contracts held by the Fund at May 31, 2017, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
06/02/17	USD	2,943	BRL	9,675	$41
06/02/17	USD	572	BRL	1,813	(13)
06/02/17	BRL	9,902	USD	3,091	37
06/02/17-07/05/17	BRL	9,343	USD	2,827	(36)
06/08/17	USD	939	TRY	3,560	65
06/08/17-07/14/17	JPY	1,074,037	USD	9,678	(40)
06/13/17	TWD	41,452	USD	1,356	(21)
06/15/17	USD	2,372	INR	155,415	34
08/21/17	USD	2,402	INR	155,415	(14)
06/15/17	INR	155,415	USD	2,419	14
06/16/17	USD	775	MXN	14,692	8
06/22/17	CAD	2,262	USD	1,687	12
06/22/17	CAD	1,519	USD	1,108	(17)
07/10/17	NZD	1,810	USD	1,260	(24)
07/10/17	AUD	5,400	USD	4,071	55
07/13/17	USD	118	EUR	106	2
07/13/17	EUR	1,163	USD	1,237	(73)
07/14/17	USD	1,029	SEK	8,915	2
07/14/17	SEK	17,576	USD	1,986	(46)
07/21/17	GBP	954	USD	1,233	—
07/27/17	KRW	1,523,001	USD	1,352	(9)
09/20/17	USD	1,383	TWD	41,563	2
					$(21)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at May 31, 2017, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(1,943)	$1,943	$—
Brown Brothers Harriman	(118)	120	2
Citigroup	(8,556)	8,569	13
Credit Suisse First Boston	(4,179)	4,199	20
Deutsche Bank	(4,734)	4,735	1
Goldman Sachs	(7,961)	8,053	92
HSBC	(2,032)	1,986	(46)
JPMorgan Chase Bank	(4,548)	4,551	3
Montgomery/Bank of America	(8,931)	8,886	(45)
Royal Bank of Scotland	(1,310)	1,237	(73)
Standard Chartered	(1,675)	1,687	12
			$(21)

SEI Institutional Investments Trust / Annual Report / May 31, 2017	283

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Multi-Asset Real Return Fund (Continued)

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2017, is as follows:

		Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
Morgan Stanley	3-Month USD - LIBOR	1.54%	02/27/19	$22,130	$114
Morgan Stanley	0.61%	6-Month GBP - LIBOR	02/23/19	23,980	(56)
Morgan Stanley	3-Month NZD - BKBM	2.94%	03/31/22	13,580	122
Morgan Stanley	3-Month SEK - LIBOR	0.34%	03/31/22	33,630	32
Morgan Stanley	0.10%	6-Month JPY - LIBOR	03/31/22	1,935,090	(11)
Morgan Stanley	2.63%	3-Month USD - LIBOR	11/10/35	2,815	(106)
Morgan Stanley	3-Month USD - LIBOR	3.31%	05/06/34	1,650	225
Morgan Stanley	2.29%	3-Month USD - LIBOR	04/26/27	4,470	(57)
Morgan Stanley	2.44%	3-Month USD - LIBOR	04/04/27	3,640	(99)
Morgan Stanley	1.67%	3-Month USD - LIBOR	11/09/26	1,230	48
Morgan Stanley	1.66%	3-Month USD - LIBOR	11/08/26	1,040	41
Morgan Stanley	2.29%	3-Month USD - LIBOR	08/04/25	1,833	(44)
Morgan Stanley	2.49%	3-Month USD - LIBOR	06/09/25	1,240	(52)
Morgan Stanley	2.31%	3-Month USD - LIBOR	05/18/25	2,880	(57)
Morgan Stanley	1.99%	3-Month USD - LIBOR	04/21/25	2,040	6
Morgan Stanley	3-Month USD - LIBOR	2.69%	09/24/24	2,470	122
Morgan Stanley	3-Month USD - LIBOR	2.67%	07/18/24	1,710	92
Morgan Stanley	2.67%	3-Month USD - LIBOR	07/10/24	2,130	(116)
Morgan Stanley	2.63%	3-Month USD - LIBOR	07/02/24	3,360	(173)
Morgan Stanley	3-Month USD - LIBOR	2.63%	05/29/24	1,630	69
Morgan Stanley	2.63%	3-Month USD - LIBOR	05/23/24	4,050	(172)
Morgan Stanley	2.82%	3-Month USD - LIBOR	04/28/24	2,770	(155)
Morgan Stanley	2.89%	3-Month USD - LIBOR	02/14/24	1,780	(118)
Morgan Stanley	2.98%	3-Month USD - LIBOR	01/14/24	1,990	(146)
Morgan Stanley	1.69%	3-Month USD - LIBOR	08/06/20	7,270	(39)
Morgan Stanley	1.57%	3-Month USD - LIBOR	04/01/20	5,370	5
Morgan Stanley	1.49%	3-Month USD - LIBOR	10/04/26	7,010	385
					$(140)

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($Thousands)	Net Unrealized Depreciation ($Thousands)
Morgan Stanley	CDX.HY.LG, Series 28, Version 1	SELL	5.00%	6/20/22	$(1,000)	$(69)

A list of the open OTC swap agreements held by the Fund at May 31, 2017 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Credit Suisse	3-Month USD – LIBOR	2.09%	3/12/22	$250	$4

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	Societe Generale	SELL	3.00%	12/20/17	EUR (200)	$3
Citibank	CMBX.NA.BBB	SELL	3.00	5/11/63	$(223)	7
Citibank	CMBX.NA.BBB	SELL	3.00	5/11/63	(165)	6
Citibank	Sprint Communications	BUY	5.00	6/20/19	499	(35)
Citibank	Sprint Communications	BUY	5.00	6/20/19	571	(40)
Credit Suisse	CMBX.NA.A	SELL	2.00	5/11/63	(1,125)	(10)
Credit Suisse	CMBX-BBB	SELL	3.00	5/11/63	(552)	(23)

284	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Credit Suisse	CMBX-BBB	SELL	3.00%	5/11/63	$(162)	$(6)
Deutsche Bank	CMBX-BBB	SELL	3.00	5/11/63	(778)	(29)
Deutsche Bank	Anadarko Petroleum Corporation	SELL	1.00	9/20/17	(170)	1
Deutsche Bank	CMBX.NA.BBB	SELL	3.00	5/11/63	(100)	1
Deutsche Bank	CMBX.NA.BBB	SELL	3.00	5/11/63	(100)	1
Deutsche Bank	CMBX.NA.BBB	SELL	3.00	5/11/63	(284)	1
Deutsche Bank	CMBX.NA.BBB	SELL	3.00	5/11/63	(528)	(13)
Deutsche Bank	CMBX-BBB	SELL	3.00	5/11/63	(28)	–
Deutsche Bank	CMBX-BBB	SELL	3.00	5/11/63	(29)	(2)
Deutsche Bank	CMBX-BBB	SELL	3.00	5/11/63	(172)	4
Goldman Sachs	CMBX.NA.BBB	SELL	3.00	5/11/63	(900)	(54)
Goldman Sachs	CMBX.NA.BBB	SELL	3.00	5/11/63	(289)	10
Goldman Sachs	CMBX.NA.BBB	SELL	3.00	5/11/63	(638)	8
Goldman Sachs	CMBX.NA.BBB	SELL	3.00	5/11/63	(190)	1
Goldman Sachs	CMBX.NA.BBB	SELL	3.00	5/11/63	(750)	(19)
Goldman Sachs	CMBX.NA.BBB	SELL	3.00	5/11/63	(166)	(3)
Goldman Sachs	CMBX.NA.BBB	SELL	3.00	5/11/63	(14)	–
Goldman Sachs	CMBX.NA.BBB	SELL	3.00	5/11/63	(28)	–
Goldman Sachs	CMBX.NA.BBB	SELL	3.00	5/11/63	(28)	–
Goldman Sachs	CMBX.NA.BBB	SELL	3.00	5/11/63	(55)	–
Goldman Sachs	CMBX.NA.BBB	SELL	3.00	5/11/63	(565)	(16)
Goldman Sachs	CMBX.NA.BBB	SELL	3.00	5/11/63	(217)	(9)
						$(216)

Percentages are based on Net Assets of $766,218 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	The rate reported is the effective yield at the time of purchase.
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	Security, or a portion thereof, has been pledged as collateral on reverse repurchase agreements, securities sold short and swap contracts.
(D)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $47,503 ($ Thousands), representing 6.2% of the Net Assets of the Fund.
(E)	Variable Rate Security – The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2017.
(F)	Security is in default on interest payment.
(G)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(H)	For the year ended May 31, 2017, the total amount of open purchased options, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the year.

AUD – Australian Dollar

BKBM – New Zealand Bank Bill Benchmark

BRL – Brazilian Real

CAD – Canadian Dollar

Cl – Class

CPI – Consumer Price Index

EAFE – Europe, Australasia and Far East

EUR – Euro

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GBP – British Pound Sterling

INR – Indian Rupee

JPY – Japanese Yen

KRW – Korean Won

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

LME – London Metal Exchange

Ltd. – Limited

MSCI – Morgan Stanley Capital International

MTN – Medium Term Note

MXN – Mexican Peso

NZD – New Zealand Dollar

OTC – Over the Counter

PLC – Public Limited Company

RBOB – Reformulated Blendstock for Oxygenate Blending

S&P – Standard & Poor’s

SEK – Swedish Krona

Ser – Series

TRY – New Turkish Lira

TWD – Taiwanese Dollar

USD – United States Dollar

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$–	$496,937	$–	$496,937
Common Stock	214,436	–	–	214,436
Corporate Obligations	–	41,358	–	41,358
Mortgage-Backed Securities	–	39,659	–	39,659
Asset-Backed Securities	–	23,055	–	23,055
Foreign Bonds	–	20,539	–	20,539
Sovereign Debt	–	13,628	–	13,628
Foreign Common Stock	745	–	–	745

Total Investments in Securities	$215,181	$635,176	$–	$850,357

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(96,826)	$–	$–	$(96,826)

Total Securities Sold Short	$(96,826)	$–	$–	$(96,826)

SEI Institutional Investments Trust / Annual Report / May 31, 2017	285

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Multi-Asset Real Return Fund (Concluded)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Option	$73	$—	$—	$73
Futures Contracts *
Unrealized Appreciation	2,788	—	—	2,788
Unrealized Depreciation	(8,101)	—	—	(8,101)
Forwards Contracts *
Unrealized Appreciation	—	272	—	272
Unrealized Depreciation	—	(293)	—	(293)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	1,261	—	1,261
Unrealized Depreciation	—	(1,401)	—	(1,401)
Credit Default Swaps *
Unrealized Depreciation	—	(69)	—	(69)
OTC Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	4	—	4
Credit Default Swaps *
Unrealized Appreciation	—	43	—	43
Unrealized Depreciation	—	(259)	—	(259)
Reverse Repurchase Agreements	—	(127,883)	—	(127,883)

Total Other Financial Instruments	$(5,240)	$(128,325)	$—	$(133,565)

* Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

286	SEI Institutional Investments Trust / Annual Report / May 31, 2017

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STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2017

	Large Cap Fund	Large Cap Disciplined Equity Fund
Assets:
Investments, at value †	$1,918,438*	$3,540,114*
Affiliated investments, at value ††	135,473	214,922
Cash and cash equivalents	16	13
Cash pledged as collateral for forward foreign currency contracts, futures contracts and swap contracts	–	2,200
Foreign currency, at value †††	–	–
Receivable for fund shares sold	2,671	849
Receivable for investment securities sold	92,365	159,270
Dividends and interest receivable	4,341	6,734
Foreign tax reclaim receivable	23	59
Receivable for variation margin	–	2
Due from broker	–	–
Prepaid expenses	10	23
Total Assets	2,153,337	3,924,186
Liabilities:
Payable for investment securities purchased	95,092	173,805
Payable upon return on securities loaned	37,875	24,079
Payable for fund shares redeemed	713	9,907
Payable for variation margin	–	–
Investment advisory fees payable	308	535
Trustees fees payable	7	12
CCO fees payable	2	5
Accrued expense payable	58	112
Total Liabilities	134,055	208,455
Net Assets	$2,019,282	$3,715,731
† Cost of investments	$1,601,337	$2,907,782
†† Cost of affiliated investments	135,475	214,923
††† Cost of foreign currency	–	–
*Includes market value of securities on loan	36,706	23,415
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$1,476,850	$2,875,299
Undistributed (distributions in excess of) net investment income	9,062	3,217
Accumulated net realized gain (loss) on investments, options contracts, swaptions contracts, futures contracts, securities sold short, swap contracts and foreign currency	216,271	203,999
Net unrealized appreciation on investments and securities sold short	317,099	632,331
Net unrealized appreciation on futures contracts	–	891
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	–	(6)
Net Assets	$2,019,282	$3,715,731
Net Asset Value, Offering and Redemption Price Per Share — Class A	$20.42	$13.87
	($2,019,281,770 ÷	($3,715,731,224 ÷
	98,884,423 shares)	267,844,343 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

288	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund	Small Cap Fund	Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Managed Volatility Fund
$2,320,182*	$4,002,131*	$896,264*	$492,895*	$428,390*	$1,667,794*	$1,445,760
96,910	195,984	153,684	72,878	106,009	296,713	32,607
4	–	10	4	5	–	8
–	–	–	20	399	–	819
–	–	–	–	–	–	267
11,704	1,312	1,411	79	2,278	1,470	541
6,034	25,803	428	3,749	3,893	6,203	3,800
4,603	8,517	766	363	316	1,532	3,338
–	27	–	–	–	–	1
4	13	–	–	–	–	3
–	–	–	–	–	–	–
–	24	5	4	4	12	10
2,439,441	4,233,811	1,052,568	569,992	541,294	1,973,724	1,487,154

9,975	–	–	3,693	2,799	5,672	3,945
71,367	108,742	133,353	47,636	74,691	236,584	–
3,825	23,825	1,222	4,928	885	552	1,803
1	–	16	–	10	–	–
20	35	23	187	162	621	273
8	14	3	2	5	6	5
3	5	1	1	1	2	2
73	327	43	17	11	54	45
85,272	132,948	134,661	56,464	78,564	243,491	6,073
$2,354,169	$4,100,863	$917,907	$513,528	$462,730	$1,730,233	$1,481,081
$1,221,257	$3,296,173	$767,292	$428,950	$379,348	$1,393,645	$1,173,906
96,540	195,985	153,315	72,878	106,011	296,715	32,607
–	–	–	–	–	–	266
69,770	106,484	129,053	42,821	76,209	230,042	–

$1,249,157	$3,408,621	$778,553	$431,188	$391,528	$1,385,789	$1,131,276
12,233	21,411	1,350	(164)	350	4,437	8,415

(7,202)	(37,213)	8,527	18,555	21,790	65,860	69,324
1,099,295	705,957	129,341	63,945	49,040	274,147	271,854
686	2,087	136	4	22	–	208

–	–	–	–	–	–	4
$2,354,169	$4,100,863	$917,907	$513,528	$462,730	$1,730,233	$1,481,081
$182.82	$13.39	$14.16	$17.83	$12.65	$13.19	$14.83
($2,354,168,914 ÷	($4,100,862,925 ÷	($917,907,218 ÷	($513,527,975 ÷	($462,730,344 ÷	($1,730,232,970 ÷	($1,481,081,285 ÷
12,876,875 shares)	306,233,195 shares)	64,812,287 shares)	28,808,273 shares)	36,573,229 shares)	131,210,070 shares)	99,889,344 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2017	289

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2017

	Global Managed Volatility Fund	World Equity Ex-US Fund
Assets:
Investments, at value †	$1,579,856	$7,746,292*
Affiliated investments, at value ††	28,866	680,640
Cash and cash equivalents	7,228	210,828
Cash pledged as collateral for forward foreign currency contracts, futures contracts and swap contracts	988	12,347
Foreign currency, at value †††	4,808	2,715
Receivable from custodian	–	342
Receivable for fund shares sold	9,853	17,940
Dividends and interest receivable	4,768	21,493
Foreign tax reclaim receivable	1,448	10,314
Unrealized gain on forward foreign currency contracts	488	–
Receivable for variation margin	10	192
Receivable for investment securities sold	–	47,178
Unrealized gain on foreign spot currency contracts	–	97
Options purchased, at value †††††	–	–
Due from broker	–	–
Prepaid expenses	9	48
Total Assets	1,638,322	8,750,426
Liabilities:
Payable for fund shares redeemed	3,349	28,255
Unrealized loss on forward foreign currency contracts	881	–
Payable for variation margin	4	104
Payable upon return on securities loaned	–	466,309
Payable for investment securities purchased	–	78,304
Income distribution payable	–	–
Options written, at value †††††	–	–
Payable to custodian	–	–
Foreign currency payable to custodian, at value †††	–	–
Unrealized loss on foreign currency spot contracts	–	70
Investment advisory fees payable	298	2,069
Trustees fees payable	5	26
CCO fees payable	2	11
Unfunded bank loans	–	–
Accrued expense payable	100	481
Accrued foreign capital gains tax on appreciated securities	–	443
Total Liabilities	4,639	576,072
Net Assets	$1,633,683	$8,174,354
† Cost of investments	$1,409,259	$6,640,556
†† Cost of affiliated investments	28,866	680,642
††† Cost of foreign currency	4,784	2,661
††††† Cost (Premiums received)	–	–
* Includes market value of securities on loan	–	446,377
Net Assets:
Paid-in Capital – (unlimited authorization – no par value)	$1,433,625	$7,151,059
Undistributed (distributions in excess of) net investment income	15,096	86,245
Accumulated net realized gain (loss) on investments, options contracts, swaptions contracts, futures contracts, securities sold short, swap contracts and foreign currency	14,712	(174,193)
Net unrealized appreciation on investments and securities sold short	170,597	1,105,734
Net unrealized appreciation on option contracts	–	–
Net unrealized appreciation (depreciation) on futures contracts	(1)	6,010
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(346)	(58)
Net unrealized appreciation on swap contracts	–	–
Accumulated foreign capital gains tax on appreciated securities	–	(443)
Net Assets	$1,633,683	$8,174,354
Net Asset Value, Offering and Redemption Price Per Share – Class A	$11.72	$12.63
	($1,633,682,559 ÷	($8,174,354,363 ÷
	139,438,770 shares)	647,311,368 shares)

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

290	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Screened World Equity Ex-US Fund	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund	Long Duration Fund
$99,094	$1,215,231	$2,144,204	$6,038,547	$2,792,535	$2,161,432
3,119	8,465	75,316	245,725	123,535	32,444
2,116	26,738	3,346	–	87	–
184	–	139	4,330	1,078	–
198	4,980	–	1,155	–	–
–	–	2,033	–	–	–
753	3,470	11,824	29,694	4,097	111
231	2,060	6,604	26,995	41,601	21,325
146	61	6	–	55	31
–	–	–	407	–	–
3	–	1	514	1	703
593	4,684	16,152	292,681	26,793	50,966
–	5	–	–	–	–
–	–	–	703	–	–
–	–	–	–	2,098	–
1	8	14	36	13	14
106,438	1,265,702	2,259,639	6,640,787	2,991,893	2,267,026

43	5,716	3,108	10,026	3,813	84,179
–	–	–	1,082	–	–
1	–	16	1,251	12	204
–	–	–	–	–	–
782	8,008	51,961	854,340	46,099	21,661
–	–	–	204	329	372
–	–	–	261	–	–
–	–	–	1,619	–	–
136	–	–	–	–	–
1	2	–	–	–	–
23	591	447	484	718	244
–	4	7	19	10	7
–	2	3	8	4	3
–	–	–	–	5	–
26	365	68	188	87	70
–	549	–	–	–	–
1,012	15,237	55,610	869,482	51,077	106,740
$105,426	$1,250,465	$2,204,029	$5,771,305	$2,940,816	$2,160,286
$85,536	$1,066,537	$2,137,643	$5,957,278	$2,718,881	$2,026,634
3,119	8,465	75,316	245,725	123,535	32,444
763	4,960	–	1,084	–	–
–	–	–	95	–	–
–	–	–	–	–	–

$99,599	$1,119,491	$2,237,161	$5,751,491	$2,987,776	$2,067,136
1,170	6,162	29,238	7,638	16,021	(1,784)

(8,910)	(23,371)	(68,880)	(68,753)	(137,745)	(40,533)
13,558	148,694	6,561	81,269	73,654	134,798
–	–	–	347	–	–
13	–	(51)	(2,036)	–	669

(4)	38	–	(605)	–	–
–	–	–	1,954	1,110	–
–	(549)	–	–	–	–
$105,426	$1,250,465	$2,204,029	$5,771,305	$2,940,816	$2,160,286
$10.36	$10.25	$8.29	$10.31	$9.13	$8.47
($105,426,491 ÷	($1,250,464,660 ÷	($2,204,029,100 ÷	($5,771,305,062 ÷	($2,940,815,937 ÷	($2,160,286,409 ÷
10,180,574 shares)	121,967,411 shares)	265,805,490 shares)	559,786,787 shares)	322,234,213 shares)	255,036,902 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2017	291

STATEMENTS OF ASSETS AND LIABILITIES / CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2017

	Long Duration Credit Fund		Ultra Short Duration Bond Fund
Assets:
Investments, at value †	$3,519,793		$487,401
Affiliated investments, at value ††	26,602		966
Cash and cash equivalents	14		–
Cash pledged as collateral for forward foreign currency contracts, futures contracts and swap contracts	–		30
Foreign currency, at value †††	–		–
Receivable from custodian	–		1,310
Receivable for fund shares sold	63,286		9,644
Dividends and interest receivable	37,211		1,399
Receivable for investment securities sold	21,600		9
Receivable for variation margin	542		2
Foreign tax reclaim receivable	335		1
Unrealized gain on forward foreign currency contracts	–		–
Unrealized gain on foreign spot currency contracts	–		–
Swap contracts, at value ††††	–		–
Options purchased, at value †††††	–		–
Due from broker	–		–
Prepaid expenses	21		3
Total Assets	3,669,404		500,765
Liabilities:
Payable for investment securities purchased	56,313		11,124
Payable for variation margin	478		6
Payable for securities sold short@	–		–
Payable for fund shares redeemed	–		1,547
Income distribution payable	–		13
Swap contracts, at value ††††	–		–
Reverse repurchase agreements	–		–
Payable to custodian	–		1,268
Unrealized loss on forward foreign currency contracts	–		–
Investment advisory fees payable	385		42
Trustees fees payable	11		2
CCO fees payable	5		1
Accrued expense payable	106		15
Total Liabilities	57,298		14,018
Net Assets	$3,612,106		$486,747
† Cost of investments	$3,413,829		$486,173
†† Cost of affiliated investments	26,602		966
††† Cost of foreign currency	–		–
†††† Cost (Premiums received)	–		–
††††† Cost (Premiums received)	–		–
@Proceeds from securities sold short	–		–
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$3,516,974		$489,720
Undistributed (distributions in excess of) net investment income	(1,110)		(9)
Accumulated net realized gain (loss) on investments, options contracts, swaptions contracts, futures contracts, securities sold short, swap contracts and foreign currency	(9,554)		(4,177)
Net unrealized appreciation (depreciation) on investments and securities sold short	105,964		1,228
Net unrealized depreciation on option contracts	–		–
Net unrealized appreciation (depreciation) on futures contracts	(168)		(15)
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	–		–
Net unrealized appreciation (depreciation) on swap contracts	–		–
Net Assets	$3,612,106		$486,747
Net Asset Value, Offering and Redemption Price Per Share — Class A	$10.31		$10.00
	($3,612,105,660 ÷ 350,463,470 shares	)	($486,747,199 ÷ 48,669,275 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

292	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Emerging Markets Debt Fund	Real Return Fund	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund
$2,089,797	$161,138	$1,385,355	$1,627,888	$2,399,390	$850,357
–	–	6,703	59,477	–	–
76,271	–	–	–	34,096	135,835
5,935	–	–	–	54,720	2,544
4,585	–	–	–	–	–
–	–	5,190	–	–	–
3,199	3,738	1,510	–	3,108	24,520
41,487	356	4,859	12,906	5,011	2,252
12,139	–	8,201	12,356	–	12,600
250	–	4	–	618	1,081
–	–	3	–	26	21
20,407	–	–	–	7,529	272
163	–	–	–	–	–
3,092	–	–	–	–	10
–	–	–	–	–	73
159	–	–	–	–	–
4	1	8	10	14	5
2,257,488	165,233	1,411,833	1,712,637	2,504,512	1,029,570
15,280	–	24,108	23,806	8,097	34,225
9	–	–	26	670	2,054
–	–	–	–	–	96,826
9,149	5,033	38,125	–	6,530	871
–	–	23	–	–	–
3,211	–	–	–	–	904
–	–	–	–	–	127,883
–	49	2,209	–	–	–
17,188	–	–	–	14,829	293
709	8	101	185	125	113
7	1	4	6	8	2
3	–	2	2	3	1
268	4	49	51	61	180
45,824	5,095	64,621	24,076	30,323	263,352
$2,211,664	$160,138	$1,347,212	$1,688,561	$2,474,189	$766,218
$2,105,029	$160,435	$1,385,835	$1,614,772	$1,610,906	$840,527
–	–	6,703	59,477	–	–
4,714	–	–	–	–	–
–	–	–	–	–	684
–	–	–	–	–	207
–	–	–	–	–	92,589

$2,263,901	$164,089	$1,349,247	$1,689,183	$1,648,560	$855,211
(6,310)	594	15	138	32,877	(10,810)

(34,653)	(5,248)	(1,574)	(13,743)	13,632	(77,887)
(15,232)	703	(480)	13,116	788,484	5,593
–	–	–	–	–	(134)
123	–	4	(133)	(2,063)	(5,313)

3,796	–	–	–	(7,301)	(21)
39	–	–	–	–	(421)
$2,211,664	$160,138	$1,347,212	$1,688,561	$2,474,189	$766,218
$10.17	$9.65	$9.97	$10.02	$18.57	$8.07
($2,211,664,444 ÷ 217,480,826 shares)	($160,138,317 ÷ 16,588,661 shares)	($1,347,212,019 ÷ 135,092,870 shares)	($1,688,560,708 ÷ 168,585,511 shares)	($2,474,189,090 ÷ 133,208,183 shares)	($766,217,673 ÷ 94,922,590 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2017	293

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2017

	Large Cap Fund	Large Cap Disciplined Equity Fund
Investment Income:
Dividends	$33,997	$68,874
Dividends from affiliated investments(1)	275	526
Interest income	3	739
Security lending income – net(1)(2)	238	349
Less: foreign taxes withheld	(78)	(93)
Total Investment Income	34,435	70,395
Expenses:
Investment advisory fees	8,157	14,533
Administration fees	1,020	1,817
Trustees’ fees	32	66
Chief compliance officer fees	12	21
Custodian/wire agent fees	87	152
Professional fees	76	136
Registration fees	32	51
Printing fees	22	39
Interest expense	–	–
Other expenses	108	193
Total Expenses	9,546	17,008
Less:
Waiver of investment advisory fees	(4,486)	(8,356)
Waiver of administration fees	(1,020)	(1,817)
Fees paid indirectly(1)	(11)	(64)
Net Expenses	4,029	6,771
Net Investment Income	30,406	63,624
Net Realized Gain (Loss) on:
Investments	286,979	357,608
Affiliated investments	–	–
Futures contracts	3,096	9,805
Foreign currency transactions	–	2
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(64,043)	119,269
Affiliated investments	(2)	–
Futures contracts	–	(2,949)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	(4)
Net Increase in Net Assets Resulting from Operations	$256,436	$547,355

(1) See Note 6 in the Notes to Financial Statements.

(2) Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

294	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund	Small Cap Fund	Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Managed Volatility Fund
$42,752	$74,615	$11,116	$6,014	$4,299	$20,065	$39,668
132	275	135	78	80	213	89
137	295	7	1	81	–	3
278	147	1,065	322	419	1,080	–
(9)	–	(20)	(23)	(23)	(40)	(282)
43,290	75,332	12,303	6,392	4,856	21,318	39,478
3,737	1,110	991	3,437	3,041	11,157	9,778
1,099	1,850	413	264	234	858	752
34	57	12	8	7	26	24
13	21	5	3	3	10	9
93	158	35	22	20	73	61
82	138	31	20	17	64	57
34	57	11	7	7	26	15
24	40	9	6	5	18	16
–	–	–	–	–	–	3
68	1,198	45	28	24	91	78
5,184	4,629	1,552	3,795	3,358	12,323	10,793

(3,517)	(740)	(676)	(1,186)	(1,123)	(3,849)	(6,481)
(1,099)	(1,850)	(413)	(264)	(234)	(858)	(752)
–	–	–	(5)	(2)	(6)	–
568	2,039	463	2,340	1,999	7,610	3,560
42,722	73,293	11,840	4,052	2,857	13,708	35,918
12,244	(11,035)	17,480	54,212	50,701	157,906	109,084
–	–	(8)	–	–	–	–
7,978	14,819	4,504	248	938	1,171	2,749
–	–	–	–	–	(1)	(55)

294,307	523,001	110,153	16,951	9,322	75,061	46,768
(12)	(1)	(27)	(1)	(1)	(3)	–
(1,115)	(929)	(930)	(157)	(447)	(376)	(41)
–	–	–	–	–	1	53
$356,124	$599,148	$143,012	$75,305	$63,370	$247,467	$194,476

SEI Institutional Investments Trust / Annual Report / May 31, 2017	295

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2017

	Global Managed Volatility Fund	World Equity Ex-US Fund
Investment Income:
Dividends	$39,939	$200,775
Dividends from affiliated investments(1)	137	457
Interest income	3	12
Security lending income – net(1)(2)	–	3,659
Less: foreign taxes withheld	(1,964)	(18,412)
Total Investment Income	38,115	186,491
Expenses:
Investment advisory fees	8,102	40,652
Administration fees	623	3,696
Trustees’ fees	19	114
Chief compliance officer fees	7	42
Custodian/wire agent fees	209	843
Professional fees	50	267
Registration fees	26	104
Printing fees	14	81
Overdraft fees	3	7
Other expenses	62	384
Total Expenses	9,115	46,190
Less:
Waiver of investment advisory fees	(5,360)	(19,037)
Waiver of administration fees	(623)	(3,696)
Fees paid indirectly(1)	–	(92)
Net Expenses	3,132	23,365
Net Investment Income	34,983	163,126
Net Realized Gain (Loss) on:
Investments	24,504	153,936
Futures contracts	6,343	28,701
Foreign currency transactions	3,945	(5,796)
Purchased and written options	–	–
Swap contracts	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	102,134	996,871
Futures contracts	(770)	(1,795)
Purchased and written options	–	–
Swap contracts	–	–
Foreign capital gains tax	–	(276)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	(825)	166
Net Increase in Net Assets Resulting from Operations	$170,314	$1,334,933

(1) See Note 6 in the Notes to Financial Statements.

(2) Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

296	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Screened World Equity Ex-US Fund	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund	Long Duration Fund
$2,408	$25,941	$143	$–	$1,598	$–
9	29	278	624	413	78
1	–	66,522	149,264	194,151	104,625
–	–	–	–	–	–
(234)	(2,615)	–	(2)	(28)	(65)
2,184	23,355	66,943	149,886	196,134	104,638
595	11,369	9,757	16,706	13,811	7,673
46	541	1,084	2,784	1,417	1,279
1	17	34	87	44	40
1	6	12	32	16	14
70	809	90	232	121	104
3	41	81	207	104	93
1	17	25	95	44	8
1	12	23	62	31	28
–	7	–	–	–	–
5	56	113	289	150	136
723	12,875	11,219	20,494	15,738	9,375
(357)	(5,306)	(4,553)	(11,095)	(5,759)	(4,348)
(46)	(541)	(1,084)	(2,784)	(1,417)	(1,279)
–	–	–	–	–	–
320	7,028	5,582	6,615	8,562	3,748
1,864	16,327	61,361	143,271	187,572	100,890
2,352	27,256	5,054	(3,546)	(4,013)	44,571
561	–	80	12,620	–	(3,550)
(68)	(310)	–	2,218	–	–
–	–	–	(530)	–	–
–	–	–	(6,493)	1,338	(840)
15,607	175,953	29,868	(23,305)	207,063	(46,370)
(28)	–	(39)	(1,651)	–	162
–	–	–	462	–	–
–	–	–	9,613	1,110	1,887
–	(549)	–	–	–	–
7	28	–	(1,022)	–	–
$20,295	$218,705	$96,324	$131,637	$393,070	$96,750

SEI Institutional Investments Trust / Annual Report / May 31, 2017	297

STATEMENTS OF OPERATIONS / CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2017

	Long Duration Credit Fund	Ultra Short Duration Bond Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$309	$–	$–
Dividends from affiliated investments(1)	138	12	–
Interest income	132,496	7,908	132,420
Less: foreign taxes withheld	–	–	(2,495)
Total Investment Income	132,943	7,920	129,925
Expenses:
Investment advisory fees	9,907	769	17,458
Administration fees	1,651	256	1,027
Trustees’ fees	52	8	32
Chief compliance officer fees	19	3	12
Custodian/wire agent fees	137	21	611
Professional fees	123	20	77
Registration fees	51	8	30
Printing fees	36	5	23
Interest expense on reverse repurchase agreements	–	–	–
Dividend expense on securities sold short	–	–	–
Overdraft fees	–	–	57
Other expenses	171	27	100
Total Expenses	12,147	1,117	19,427
Less:
Waiver of investment advisory fees	(5,614)	(256)	(9,653)
Waiver of administration fees	(1,651)	(256)	(1,027)
Net Expenses	4,882	605	8,747
Net Investment Income	128,061	7,315	121,178
Net Realized Gain (Loss) on:
Investments	24,006	42	28,481
Securities sold short	–	–	–
Futures contracts	1,120	32	(1,431)
Foreign currency transactions	–	–	(54,224)
Purchased and written options	–	–	–
Purchased and written swaptions	–	–	–
Swap contracts	–	–	(2,880)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	6,206	1,576	133,838
Securities sold short	–	–	–
Futures contracts	(364)	(10)	180
Purchased and written options	–	–	–
Swap contracts	–	–	3,434
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	9,335
Net Increase (Decrease) in Net Assets Resulting from Operations	$159,029	$8,955	$237,911

(1) See Note 6 in the Notes to Financial Statements.

(2) Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

298	SEI Institutional Investments Trust / Annual Report / May 31, 2017

	Real Return Fund	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund
$	-	$2	$6	$45,967	$4,331
	-	62	141	-	-
	3,372	18,680	43,090	664	14,563
	-	-	-	(45)	-
	3,372	18,744	43,237	46,586	18,894
	329	3,065	3,761	13,441	4,063
	75	613	752	1,120	369
	2	19	23	35	11
	1	7	8	13	4
	2	53	61	32	25
	6	46	56	85	28
	2	24	23	30	11
	2	14	16	24	8
	-	-	-	-	1,130
	-	-	-	-	986
	3	-	-	4	4
	8	62	79	121	42
	430	3,903	4,779	14,905	6,681
	(239)	(1,962)	(1,805)	(12,097)	(2,365)
	(75)	(613)	(752)	(1,120)	(369)
	116	1,328	2,222	1,688	3,947
	3,256	17,416	41,015	44,898	14,947
	291	(167)	5,821	3,252	30,458
	-	-	-	-	(24,299)
	-	(48)	966	23,724	(1,459)
	-	-	-	30,922	(837)
	-	-	-	3,308	(49)
	-	-	-	-	(13)
	-	-	-	14,912	(138)
	(848)	(1,925)	3,390	302,259	(8,497)
	-	-	-	-	(5,511)
	-	4	(57)	(4,979)	(11,691)
	-	-	-	1,289	(65)
	-	-	-	(6,384)	1,290
	-	-	-	(17,458)	130
$	2,699	$15,280	$51,135	$395,743	$(5,734)

SEI Institutional Investments Trust / Annual Report / May 31, 2017	299

STATEMENTS OF CHANGES IN NET ASSETS ($Thousands)

For the years ended May 31,

	Large Cap Fund		Large Cap Disciplined Equity Fund
	06/01/16 to 05/31/17	06/01/15 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16
Operations:
Net investment income	$30,406	$34,016	$63,624	$67,990
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	290,075	111,742	367,413	113,204
Net realized gain on foreign currency transactions	—	—	2	9
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	(64,045)	(204,357)	116,320	(156,765)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	(4)	9
Net Increase (Decrease) in Net Assets Resulting from Operations	256,436	(58,599)	547,355	24,447
Dividends and Distributions to Shareholders:
Net investment income:
Class A	(25,987)	(34,137)	(66,842)	(73,173)
Net realized gains:
Class A	(71,695)	(293,971)	(119,433)	(435,090)
Total Dividends and Distributions	(97,682)	(328,108)	(186,275)	(508,263)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	237,858	363,483	357,302	358,811
Reinvestment of dividends & distributions	94,268	319,314	183,548	500,632
Cost of shares redeemed	(558,120)	(575,772)	(778,425)	(982,046)
Net Increase (Decrease) from Class A Transactions	(225,994)	107,025	(237,575)	(122,603)
Net Increase (Decrease) in Net Assets	(67,240)	(279,682)	123,505	(606,419)
Net Assets
Beginning of Year or Period	2,086,522	2,366,204	3,592,226	4,198,645
End of Year or Period	$2,019,282	$2,086,522	$3,715,731	$3,592,226
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$9,062	$4,108	$3,217	$5,236

(1) See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

300	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Large Cap Index Fund		S&P 500 Index Fund		Extended Market Index Fund		Small Cap Fund		Small Cap II Fund
06/01/16 to 05/31/17	06/01/15 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16
$ 42,722	$38,037	$73,293	$65,144	$11,840	$10,094	$4,052	$5,449	$2,857	$2,765
20,222	42,019	3,784	(27,207)	21,976	11,697	54,460	16,261	51,639	(14,207)
–	–	–	–	–	–	–	–	–	–
293,180	(64,518)	522,071	13,638	109,196	(62,920)	16,793	(55,859)	8,874	(7,454)
–	–	–	–	–	–	–	–	–	–
356,124	15,538	599,148	51,575	143,012	(41,129)	75,305	(34,149)	63,370	(18,896)
(36,809)	(38,254)	(62,217)	(66,365)	(11,399)	(9,861)	(4,465)	(5,988)	(2,948)	(2,674)
(26,825)	(70,310)	–	(8,700)	(16,452)	(22,374)	(14,225)	(56,411)	(8)	(29,158)
(63,634)	(108,564)	(62,217)	(75,065)	(27,851)	(32,235)	(18,690)	(62,399)	(2,956)	(31,832)
402,651	561,572	703,191	751,497	223,817	183,326	40,704	46,690	57,705	229,943
63,173	108,163	60,939	74,445	27,665	32,115	17,438	54,340	2,879	30,961
(465,815)	(487,293)	(584,758)	(612,736)	(162,994)	(165,182)	(103,451)	(185,884)	(114,010)	(128,292)
9	182,442	179,372	213,206	88,488	50,259	(45,309)	(84,854)	(53,426)	132,612
292,499	89,416	716,303	189,716	203,649	(23,105)	11,306	(181,402)	6,988	81,884
2,061,670	1,972,254	3,384,560	3,194,844	714,258	737,363	502,222	683,624	455,742	373,858
$ 2,354,169	$2,061,670	$4,100,863	$3,384,560	$917,907	$714,258	$513,528	$502,222	$462,730	$455,742
$ 12,233	$4,973	$21,411	$8,453	$1,350	$693	$(164)	$137	$350	$336

SEI Institutional Investments Trust / Annual Report / May 31, 2017	301

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended May 31,

	Small/Mid Cap Equity Fund		U.S. Managed Volatility Fund
	06/01/16 to 05/31/17	06/01/15 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16
Operations:
Net investment income	$13,708	$15,317	$35,918	$38,461
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	159,077	46,336	111,833	55,381
Net realized gain (loss) on foreign currency transactions	(1)	–	(55)	(73)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	74,682	(160,914)	46,727	(20,508)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	1	–	53	(35)
Net change in unrealized appreciation (depreciation) on foreign cap gains tax	–	–	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	247,467	(99,261)	194,476	73,226
Dividends and Distributions to Shareholders:
Net investment income:
Class A	(14,467)	(16,765)	(31,322)	(38,954)
Net realized gains:
Class A	(69,138)	(226,544)	(68,742)	(96,312)
Total Dividends and Distributions	(83,605)	(243,309)	(100,064)	(135,266)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	166,790	174,795	182,454	601,031
Reinvestment of dividends & distributions	82,566	240,258	98,801	132,818
Cost of shares redeemed	(325,769)	(289,308)	(419,154)	(561,879)
Net Increase (Decrease) from Class A Transactions	(76,413)	125,745	(137,899)	171,970
Net Increase (Decrease) in Net Assets	87,449	(216,825)	(43,487)	109,930
Net Assets
Beginning of Year or Period	1,642,784	1,859,609	1,524,568	1,414,638
End of Year or Period	$1,730,233	$1,642,784	$1,481,081	$1,524,568
Undistributed Net Investment Income Included in Net Assets at Year or Period End	$4,437	$4,644	$8,415	$3,555

(1) Commenced operations on January 29, 2016.

(2) See Note 7 in Notes to Financial Statements for additional information

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

302	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Global Managed Volatility Fund		World Equity Ex-US Fund		Screened World Equity Ex-US Fund		Emerging Markets Equity Fund
06/01/16 to 05/31/17	01/29/16 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16
$34,983	$11,524	$163,126	$143,430	$1,864	$1,573	$16,327	$12,232

30,847	5,772	182,637	(343,294)	2,913	(2,399)	27,256	(41,168)
3,945	(11,359)	(5,796)	(6,606)	(68)	(46)	(310)	(355)

101,364	69,232	995,076	(750,648)	15,579	(6,428)	175,953	(34,235)
(825)	479	166	541	7	10	28	30
–	–	(276)	413	–	–	(549)	–
170,314	75,648	1,334,933	(956,164)	20,295	(7,290)	218,705	(63,496)

(25,571)	–	(141,484)	(138,717)	(1,510)	(1,667)	(22,033)	(11,121)

(20,333)	–	–	(30,172)	–	–	–	(1,805)
(45,904)	–	(141,484)	(168,889)	(1,510)	(1,667)	(22,033)	(12,926)

697,785	1,229,214	1,083,014	1,408,936	11,710	13,462	231,574	495,732
45,551	–	138,000	165,514	978	1,098	21,065	12,653
(295,077)	(243,848)	(1,164,046)	(1,170,304)	(8,883)	(6,646)	(134,245)	(88,527)
448,259	985,366	56,968	404,146	3,805	7,914	118,394	419,858
572,669	1,061,014	1,250,417	(720,907)	22,590	(1,043)	315,066	343,436

1,061,014	–	6,923,937	7,644,844	82,836	83,879	935,399	591,963
$1,633,683	$1,061,014	$8,174,354	$6,923,937	$105,426	$82,836	$1,250,465	$935,399
$15,096	$451	$86,245	$69,787	$1,170	$843	$6,162	$5,936

SEI Institutional Investments Trust / Annual Report / May 31, 2017	303

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Opportunistic Income Fund		Core Fixed Income Fund		High Yield Bond Fund
	06/01/16 to 05/31/17	06/01/15 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16
Operations:
Net investment income	$61,361	$57,812	$143,271	$142,203	$187,572	$162,425
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	5,134	(9,791)	2,051	45,716	(2,675)	(68,824)
Net realized gain on foreign currency transactions	–	–	2,218	493	–	–
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	29,829	(28,104)	(14,881)	(34,287)	208,173	(132,712)
Net change in unrealized depreciation on foreign currency transactions	–	–	(1,022)	(1,345)	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	96,324	19,917	131,637	152,780	393,070	(39,111)
Dividends and Distributions to Shareholders:
Net investment income:
Class A	(48,801)	(56,898)	(146,281)	(146,140)	(184,166)	(161,193)
Net realized gains:
Class A	–	–	(60,080)	(100,701)	(21,939)	(20,343)
Total Dividends and Distributions	(48,801)	(56,898)	(206,361)	(246,841)	(206,105)	(181,536)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	315,965	337,500	1,677,257 (2)	1,048,275 (2)	454,689	634,290
Reinvestment of dividends & distributions	47,717	54,859	202,734	242,742	201,869	177,399
Cost of shares redeemed	(336,845)	(393,187)	(1,298,821)	(1,532,904)	(542,626)	(467,893)
Net Increase (Decrease) from Class A Transactions	26,837	(828)	581,170	(241,887)	113,932	343,796
Net Increase (Decrease) in Net Assets	74,360	(37,809)	506,446	(335,948)	300,897	123,149
Net Assets
Beginning of Year or Period	2,129,669	2,167,478	5,264,859	5,600,807	2,639,919	2,516,770
End of Year or Period	$2,204,029	$2,129,669	$5,771,305	$5,264,859	$2,940,816	$2,639,919
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$29,238	$17,489	$7,638	$4,712	$16,021	$13,848

(1) See Note 7 in Notes to Financial Statements for additional information.

(2) Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

(3) Includes redemptions as a result of an in-kind transfer of securities (see Note 11).

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

304	SEI Institutional Investments Trust / Annual Report / May 31, 2017

	Long Duration Fund				Long Duration Credit Fund				Ultra Short Duration Bond Fund
	06/01/16 to 05/31/17		06/01/15 to 05/31/16		06/01/16 to 05/31/17		06/01/15 to 05/31/16		06/01/16 to 05/31/17		06/01/15 to 05/31/16
$	100,890	$	124,845	$	128,061	$	133,441	$	7,315	$	7,007
	40,181		47,900		25,126		(22,676)		74		(122)
	–		–		–		–		–		–
	(44,321)		(12,574)		5,842		106,606		1,566		(639)
	–		–		–		–		–		–
	96,750		160,171		159,029		217,371		8,955		6,246

	(100,868)		(124,564)		(128,089)		(133,496)		(7,896)		(8,407)

	(67,343)		(126,907)		(5,618)		(67,810)		–		–
	(168,211)		(251,471)		(133,707)		(201,306)		(7,896)		(8,407)

	313,605		448,715		505,306		349,678(2)		236,667		260,010
	160,562		241,069		133,672		200,665		7,601		8,283
	(1,017,657)		(1,167,092)(3)		(386,000)		(697,830)		(294,209)		(376,375)
	(543,490)		(477,308)		252,978		(147,487)		(49,941)		(108,082)
	(614,951)		(568,608)		278,300		(131,422)		(48,882)		(110,243)

	2,775,237		3,343,845		3,333,806		3,465,228		535,629		645,872
$	2,160,286	$	2,775,237	$	3,612,106	$	3,333,806	$	486,747	$	535,629

$	(1,784)	$	(1,653)	$	(1,110)	$	(14)	$	(9)	$	(35)

SEI Institutional Investments Trust / Annual Report / May 31, 2017	305

STATEMENTS OF CHANGES IN NET ASSESTS / CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Emerging Markets Debt Fund		Real Return Fund
	06/01/16 to 05/31/17	06/01/15 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16
Operations:
Net investment income	$121,178	$112,763	$3,256	$1,589
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	24,170	(21,426)	291	(2,891)
Net realized gain (loss) on foreign currency transactions	(54,224)	(92,417)	–	–
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	137,452	(11,722)	(848)	1,467
Net change in unrealized appreciation (depreciation) on foreign currency transactions	9,335	(12,341)	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	237,911	(25,143)	2,699	165
Dividends and Distributions to Shareholders:
Net investment income:
Class A	(68,236)	(16,885)	(2,419)	–
Net realized gains:
Class A	–	–	–	–
Total Dividends and Distributions	(68,236)	(16,885)	(2,419)	–
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	346,957	457,705	44,458	86,798
Reinvestment of dividends & distributions	66,567	16,472	2,382	–
Cost of shares redeemed	(307,286)	(333,174)	(36,954)	(164,326)
Net Increase (Decrease) from Class A Transactions	106,238	141,003	9,886	(77,528)
Net Increase (Decrease) in Net Assets	275,913	98,975	10,166	(77,363)
Net Assets
Beginning of Year or Period	1,935,751	1,836,776	149,972	227,335
End of Year or Period	$2,211,664	$1,935,751	$160,138	$149,972
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$(6,310)	$(10,047)	$594	$(256)

(1) See Note 7 in Notes to Financial Statements for additional information.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

306	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Limited Duration Bond Fund		Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
06/01/16 to 05/31/17	06/01/15 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16	06/01/16 to 05/31/17	06/01/15 to 05/31/16
$ 17,416	$11,452	$41,015	$40,662	$44,898	$40,296	$14,947	$8,309
(215)	776	6,787	(18,130)	45,196	(26,668)	4,500	(29,826)
–	–	–	–	30,922	(32,506)	(837)	731
(1,921)	615	3,333	32,905	292,185	(5,312)	(24,474)	(543)
–	–	–	–	(17,458)	17,963	130	(401)
15,280	12,843	51,135	55,437	395,743	(6,227)	(5,734)	(21,730)

(17,979)	(11,927)	(41,173)	(40,672)	(35,306)	(107,550)	(12,571)	(7,020)

(563)	(553)	–	–	–	(17,904)	–	–
(18,542)	(12,480)	(41,173)	(40,672)	(35,306)	(125,454)	(12,571)	(7,020)

466,696	681,315	311,428	320,630	354,097	443,753	146,510	192,897
18,219	12,220	41,119	40,417	34,144	122,245	11,953	6,609
(290,699)	(208,219)	(114,382)	(535,495)	(353,643)	(348,739)	(106,969)	(168,539)
194,216	485,316	238,165	(174,448)	34,598	217,259	51,494	30,967
190,954	485,679	248,127	(159,683)	395,035	85,578	33,189	2,217
1,156,258	670,579	1,440,434	1,600,117	2,079,154	1,993,576	733,029	730,812
$ 1,347,212	$1,156,258	$1,688,561	$1,440,434	$2,474,189	$2,079,154	$766,218	$733,029
$ 15	$18	$138	$140	$32,877	$(8,239)	$(10,810)	$(12,327)

SEI Institutional Investments Trust / Annual Report / May 31, 2017	307

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended May 31, 2017

Multi-Asset Real Return Fund
Cash Flows from Operating Activities:

Net Decrease in Net Assets from Operations	$ (5,734)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Purchase of investment securities	(627,149)

Proceeds from disposition of investment securities	664,344

Purchased options/purchases to cover written options and securities sold short	(206,056)

Proceeds from sale of options/expired options and securities sold short	168,675

Amortization (accretion of market discount)	(6,031)

Net Realized (Gain) Loss on:

Investments	(30,458)

Options	62

Securities sold short	24,299

Net Change in Unrealized (Appreciation) Depreciation on:

Investments	8,497

Options	65

Securities sold short	5,511

Changes in Assets:

Cash pledged as collateral for forward foreign currency contracts, futures contracts and swap contracts	1,207

Dividends and interest receivable	(274)

Receivable for investment securities sold	8,543

Receivable for variation margin	227

Foreign tax reclaim receivable	(6)

Unrealized gain on forward foreign currency contracts	(95)

Swap contracts, at value	139

Prepaid expenses	(1)

Changes in Liabilities:

Payable for investment securities purchased	9,993

Payable for variation margin	905

Swap contracts, at value	794

Unrealized loss on forward foreign currency contracts	(37)

Investment advisory fees payable	(37)

CCO fees payable	(1)

Interest payable	(2)

Accrued expense payable	23

Net Cash Provided by Operating Activities	17,403

Cash Flows from Financing Activities

Reverse repurchase agreements	(30,620)

Proceeds from shares issued	124,339

Distributions from net investment income	(618)

Cost of shares redeemed	(114,989)

Net Cash Used in Financing Activities	(21,888)

Net Change in Cash	(4,485)

Cash at Beginning of Year	$ 140,320

Cash at End of Year	$ 135,835

Supplemental Disclosure of Cash Flow Information

Interest paid	$ 1,132
The accompanying notes are an integral part of the financial statements.

308	SEI Institutional Investments Trust / Annual Report / May 31, 2017

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class A
2017	$18.90	$0.29	$2.19	$2.48	$(0.25)	$(0.71)	$(0.96)	$20.42	13.44%	$2,019,282	0.20%		0.20%		0.47%		1.49%	97%
2016	22.89	0.33	(0.96)	(0.63)	(0.32)	(3.04)	(3.36)	18.90	(2.41)	2,086,522	0.20	(2)	0.20	(2)	0.47	(2)	1.60	73
2015	22.72	0.30	2.27	2.57	(0.31)	(2.09)	(2.40)	22.89	11.95	2,366,204	0.19		0.19		0.47		1.30	60
2014	20.94	0.30	3.96	4.26	(0.30)	(2.18)	(2.48)	22.72	21.32	2,305,214	0.18		0.18		0.46		1.38	59
2013	17.07	0.34	4.38	4.72	(0.33)	(0.52)	(0.85)	20.94	28.44	1,897,837	0.19	(3)	0.19		0.46	(3)	1.79	47
Large Cap Disciplined Equity Fund
Class A
2017	$12.57	$0.23	$1.75	$1.98	$(0.24)	$(0.44)	$(0.68)	$13.87	16.23%	$3,715,731	0.19%		0.19%		0.47%		1.74%	104%
2016	14.38	0.24	(0.14)	0.10	(0.25)	(1.66)	(1.91)	12.57	1.34	3,592,226	0.19	(2)	0.19	(2)	0.47	(2)	1.82	102
2015	14.79	0.24	1.45	1.69	(0.23)	(1.87)	(2.10)	14.38	12.23	4,198,645	0.18	(4)	0.18		0.47	(4)	1.61	113
2014	13.24	0.23	2.39	2.62	(0.20)	(0.87)	(1.07)	14.79	20.49	4,622,216	0.18	(5)	0.18		0.46	(5)	1.65	110
2013	10.58	0.21	2.73	2.94	(0.28)	—	(0.28)	13.24	28.24	5,500,315	0.17	(6)	0.17		0.46	(6)	1.80	109
Large Cap Index Fund
Class A
2017	$160.22	$3.30	$24.18	$27.48	$(2.83)	$(2.05)	$(4.88)	$182.82	17.44%	$2,354,169	0.03%		0.03%		0.24%		1.94%	12%
2016	169.36	3.26	(2.45)	0.81	(3.32)	(6.63)	(9.95)	160.22	0.76	2,061,670	0.03	(2)	0.03	(2)	0.25	(2)	2.06	18
2015	164.21	3.14	15.63	18.77	(3.23)	(10.39)	(13.62)	169.36	11.89	1,972,254	0.03		0.03		0.24		1.87	12
2014	140.87	2.91	25.93	28.84	(3.02)	(2.48)	(5.50)	164.21	20.88	1,905,609	0.02		0.02		0.23		1.92	10
2013	113.85	2.77	28.02	30.79	(2.61)	(1.16)	(3.77)	140.87	27.55	2,214,088	0.03		0.03		0.23		2.18	14
S&P 500 Index Fund
Class A
2017	$11.60	$0.24	$1.76	$2.00	$(0.21)	$—	$(0.21)	$13.39	17.42%	$4,100,863	0.06%		0.06%		0.12%		1.98%	8%
2016	11.69	0.24	(0.06)	0.18	(0.24)	(0.03)	(0.27)	11.60	1.66	3,384,560	0.05	(2)	0.05	(2)	0.12	(2)	2.11	13
2015	10.68	0.23	1.01	1.24	(0.21)	(0.02)	(0.23)	11.69	11.71	3,194,844	0.04		0.04		0.11		2.03	15
2014(7)	10.00	0.09	0.63	0.72	(0.04)	—	(0.04)	10.68	7.27	836,591	0.04		0.04		0.11		2.02	3
Extended Market Index Fund
Class A
2017	$12.30	$0.19	$2.13	$2.32	$(0.19)	$(0.27)	$(0.46)	$14.16	19.03%	$917,907	0.06%		0.06%		0.19%		1.43%	20%
2016	13.69	0.18	(0.98)	(0.80)	(0.18)	(0.41)	(0.59)	12.30	(5.66)	714,258	0.07	(2)	0.07	(2)	0.20	(2)	1.49	27
2015	12.74	0.17	1.27	1.44	(0.19)	(0.30)	(0.49)	13.69	11.61	737,363	0.06		0.06		0.19		1.30	19
2014	10.77	0.17	2.03	2.20	(0.14)	(0.09)	(0.23)	12.74	20.59	513,283	0.06		0.06		0.18		1.36	17
2013(8)	10.00	0.03	0.75	0.78	(0.01)	—	(0.01)	10.77	7.84	174,107	0.11		0.11		0.22		1.30	4

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside the cap.
(3)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.19%, 0.19% and 0.46%, respectively.
(4)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.18%, 0.18% and 0.47%, respectively.
(5)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.18%, 0.18% and 0.46%, respectively.
(6)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.17%, 0.17% and 0.46%, respectively.
(7)	Commenced operations on December 18, 2013. All ratios for the period have been annualized.
(8)	Commenced operations on February 28, 2013. All ratios for the period have been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	309

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap Fund
Class A
2017	$15.99	$0.13	$2.33	$2.46	$(0.15)		$(0.47)	$(0.62)	$17.83	15.40%	$513,528	0.44%		0.44%		0.72%		0.77%	114%
2016	19.06	0.17	(1.18)	(1.01)	(0.19)		(1.87)	(2.06)	15.99	(4.99)	502,222	0.46	(2)	0.46	(2)	0.72	(2)	0.99	115
2015	17.95	0.11	1.62	1.73	(0.13)		(0.49)	(0.62)	19.06	9.86	683,624	0.48		0.48		0.72		0.61	113
2014	15.42	0.12	2.56	2.68	(0.15)		—	(0.15)	17.95	17.39	692,554	0.47		0.47		0.72		0.67	63
2013	12.04	0.13	3.42	3.55	(0.17)		—	(0.17)	15.42	29.71	778,976	0.47		0.47		0.71		1.01	85
Small Cap II Fund
Class A
2017	$11.14	$0.07	$1.52	$1.59	$(0.08)	$	—^	$(0.08)	$12.65	14.27%	$462,730	0.43%		0.43%		0.72%		0.61%	111%
2016	12.95	0.08	(0.89)	(0.81)	(0.08)		(0.92)	(1.00)	11.14	(6.07)	455,742	0.45	(2)	0.45	(2)	0.72	(2)	0.70	134
2015	12.50	0.06	1.42	1.48	(0.07)		(0.96)	(1.03)	12.95	12.58	373,858	0.46		0.46		0.72		0.49	107
2014	12.23	0.06	2.01	2.07	(0.07)		(1.73)	(1.80)	12.50	17.35	252,435	0.46		0.46		0.71		0.50	108
2013	9.62	0.09	2.64	2.73	(0.09)		(0.03)	(0.12)	12.23	28.54	221,697	0.48		0.48		0.72		0.88	113
Small/Mid Cap Equity Fund
Class A
2017	$11.98	$0.10	$1.75	$1.85	$ (0.11)		$(0.53)	$(0.64)	$13.19	15.53%	$1,730,233	0.44%		0.44%		0.72%		0.80%	84%
2016	14.89	0.12	(0.99)	(0.87)	(0.13)		(1.91)	(2.04)	11.98	(5.33)	1,642,784	0.46	(2)	0.46	(2)	0.72	(2)	0.93	104
2015	15.58	0.10	1.47	1.57	(0.10)		(2.16)	(2.26)	14.89	11.16	1,859,609	0.47		0.47		0.72		0.66	95
2014	15.69	0.09	2.87	2.96	(0.11)		(2.96)	(3.07)	15.58	20.09	1,829,276	0.46		0.46		0.71		0.55	54
2013	12.34	0.14	3.45	3.59	(0.15)		(0.09)	(0.24)	15.69	29.49	2,153,745	0.46		0.46		0.71		1.02	92
U.S. Managed Volatility Fund
Class A
2017	$13.92	$0.34	$1.54	$1.88	$(0.30)		$(0.67)	$ (0.97)	$14.83	13.93%	$1,481,081	0.24%		0.24%		0.72%		2.38%	40%
2016	14.64	0.34	0.13	0.47	(0.35)		(0.84)	(1.19)	13.92	3.71	1,524,568	0.24	(2)	0.24	(2)	0.72	(2)	2.47	62
2015	14.74	0.34	1.52	1.86	(0.34)		(1.62)	(1.96)	14.64	13.33	1,414,638	0.24		0.24		0.72		2.27	58
2014	13.54	0.31	2.42	2.73	(0.31)		(1.22)	(1.53)	14.74	21.39	1,236,524	0.23		0.23		0.71		2.19	72
2013	11.39	0.32	2.37	2.69	(0.31)		(0.23)	(0.54)	13.54	24.19	1,145,980	0.24		0.24		0.71		2.55	41
Global Managed Volatility Fund
Class A
2017	$10.78	$0.31	$1.10	$1.41	$(0.26)		$(0.21)	$(0.47)	$11.72	13.50%	$1,633,683	0.25%		0.25%		0.73%		2.80%	36%
2016(3)	10.00	0.12	0.66	0.78	—		—	—	10.78	7.80	1,061,014	0.26	(2)	0.26	(2)	0.73	(2)	3.34	42
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^	Amount represents less than $0.01.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares. (2) The expense ratio includes proxy expenses outside the cap.

(3)	Commenced operations on January 29, 2016. All ratios for the period have been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

310	SEI Institutional Investments Trust / Annual Report / May 31, 2017

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
World Equity Ex-US Fund
Class A
2017	$10.80	$0.25	$1.80		$2.05	$(0.22)	$—	$(0.22)	$12.63	19.28%	$8,174,354	0.32%	0.32%	0.62%	2.20%	71%
2016	12.68	0.23	(1.83)		(1.60)	(0.23)	(0.05)	(0.28)	10.80	(12.60)	6,923,937	0.33(2)	0.33(2)	0.63(2)	2.11	50
2015	12.86	0.25	(0.03	)(3)	0.22	(0.25)	(0.15)	(0.40)	12.68	1.93	7,644,844	0.34	0.34	0.62	2.00	45
2014	11.51	0.24	1.40		1.64	(0.29)	—	(0.29)	12.86	14.31	6,723,128	0.34	0.34	0.62	2.01	46
2013	9.24	0.25	2.24		2.49	(0.22)	—	(0.22)	11.51	27.11	6,192,852	0.35	0.35	0.62	2.30	52

Screened World Equity Ex-US Fund
Class A
2017	$8.50	$0.19	$1.82		$2.01	$(0.15)	$—	$(0.15)	$10.36	23.99%	$105,426	0.35%	0.35%	0.79%	2.03%	52%
2016	9.52	0.17	(1.01)		(0.84)	(0.18)	—	(0.18)	8.50	(8.78)	82,836	0.35(2)	0.35(2)	0.79(2)	2.01	41
2015	9.69	0.18	(0.19)		(0.01)	(0.16)	—	(0.16)	9.52	(0.04)	83,879	0.36	0.36	0.78	1.96	63
2014	8.66	0.16	1.04		1.20	(0.17)	—	(0.17)	9.69	13.87	77,117	0.44	0.44	0.85	1.75	45
2013	7.02	0.15	1.64		1.79	(0.15)	—	(0.15)	8.66	25.69	62,521	0.50	0.50	0.89	1.81	76

Emerging Markets Equity Fund
Class A
2017	$8.61	$0.14	$1.69		$1.83	$(0.19)	$—	$(0.19)	$10.25	21.62%	$1,250,465	0.65%	0.65%	1.19%	1.51%	84%
2016	10.01	0.14	(1.40)		(1.26)	(0.12)	(0.02)	(0.14)	8.61	(12.53)	935,399	0.70(2)	0.70(2)	1.24(2)	1.67	105
2015 (4)	10.00	0.10	(0.07	)(5)	0.03	(0.02)	—	(0.02)	10.01	0.33	591,963	0.65	0.65	1.16	1.57	103

Opportunistic Income Fund
Class A
2017	$8.11	$0.23	$0.14		$0.37	$(0.19)	$—	$(0.19)	$8.29	4.57%	$2,204,029	0.26%	0.26%	0.52%	2.83%	37%
2016	8.25	0.22	(0.15)		0.07	(0.21)	—	(0.21)	8.11	0.93	2,129,669	0.26(2)	0.26(2)	0.52(2)	2.67	35
2015	8.31	0.22	(0.06)		0.16	(0.22)	—	(0.22)	8.25	1.91	2,167,478	0.26	0.26	0.52	2.64	42
2014	8.26	0.19	0.02		0.21	(0.16)	—	(0.16)	8.31	2.59	1,875,851	0.24(6)	0.24	0.52(6)	2.34	121
2013	7.97	0.12	0.34		0.46	(0.17)	—	(0.17)	8.26	5.78	996,522	0.21	0.26	0.52	1.41	26

Core Fixed Income Fund
Class A
2017	$10.44	$0.27	$(0.02)		$0.25	$(0.27)	$(0.11)	$(0.38)	$10.31	2.51%	$5,771,305	0.12%	0.12%	0.37%	2.57%	343%
2016	10.62	0.28	0.02		0.30	(0.28)	(0.20)	(0.48)	10.44	2.97	5,264,859	0.13(2)	0.13(2)	0.37(2)	2.66	364
2015	10.54	0.27	0.12		0.39	(0.28)	(0.03)	(0.31)	10.62	3.79	5,600,807	0.13	0.13	0.37	2.59	316
2014	10.54	0.29	0.05		0.34	(0.30)	(0.04)	(0.34)	10.54	3.36	5,910,306	0.12	0.12	0.36	2.78	329
2013	10.63	0.27	0.06		0.33	(0.29)	(0.13)	(0.42)	10.54	3.12	6,484,218	0.13	0.13	0.36	2.53	315

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside the cap.

(3)	The amount shown for the year ended May 31, 2013, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(4)	Commenced operations on October 31, 2014. All ratios for the period have been annualized.

(5)	The amount shown for the year ended May 31, 2015, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(6)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.24%, 0.24% and 0.52%, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	311

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†		Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
High Yield Bond Fund
Class A
2017	$8.53	$0.59	$0.66	$1.25	$(0.58)	$(0.07)	$(0.65)	$9.13	15.05	% $	2,940,816	0.30%		0.30%		0.55%		6.61%	65%
2016	9.41	0.58	(0.81)	(0.23)	(0.58)	(0.07)	(0.65)	8.53	(2.17)		2,639,919	0.30	(2)	0.30	(2)	0.56	(2)	6.81	50
2015	9.96	0.58	(0.34)	0.24	(0.58)	(0.21)	(0.79)	9.41	2.63		2,516,770	0.30		0.30		0.56		6.09	55
2014	10.01	0.63	0.10	0.73	(0.62)	(0.16)	(0.78)	9.96	7.75		2,175,102	0.30		0.30		0.56		6.41	65
2013	9.30	0.71	0.69	1.40	(0.69)	—	(0.69)	10.01	15.46		2,162,551	0.30	(3)	0.30	(3)	0.56	(3)	7.23	72
Long Duration Fund
Class A
2017	$8.68	$0.34	$0.02	$0.36	$(0.34)	$(0.23)	$(0.57)	$8.47	4.41	% $	2,160,286	0.15%		0.15%		0.37%		3.94%	76%
2016	8.92	0.36	0.14	0.50	(0.36)	(0.38)	(0.74)	8.68	6.19		2,775,237	0.15	(2)	0.15	(2)	0.37	(2)	4.23	72
2015	8.88	0.36	0.14	0.50	(0.36)	(0.10)	(0.46)	8.92	5.68		3,343,845	0.15		0.15		0.37		4.00	73
2014	8.75	0.36	0.17	0.53	(0.36)	(0.04)	(0.40)	8.88	6.41		4,021,437	0.15		0.15		0.37		4.28	105
2013	9.65	0.36	(0.25)	0.11	(0.36)	(0.65)	(1.01)	8.75	0.78		3,322,291	0.16		0.16		0.37		3.80	96
Long Duration Credit Fund
Class A
2017	$10.26	$0.40	$0.07	$0.47	$(0.40)	$(0.02)	$(0.42)	$10.31	4.63	% $	3,612,106	0.15%		0.15%		0.37%		3.87%	68%
2016	10.18	0.41	0.30	0.71	(0.41)	(0.22)	(0.63)	10.26	7.37		3,333,806	0.15	(2)	0.15	(2)	0.37	(2)	4.15	74
2015	10.20	0.43	(0.02)	0.41	(0.43)	—	(0.43)	10.18	4.02		3,465,228	0.15		0.15		0.37		4.16	151
2014	9.93	0.44	0.32	0.76	(0.44)	(0.05)	(0.49)	10.20	8.10		2,820,257	0.15		0.15		0.36		4.56	115
2013(4)	10.00	0.39	—	0.39	(0.39)	(0.07)	(0.46)	9.93	3.75		2,082,952	0.15		0.15		0.36		4.08	100
Ultra Short Duration Bond Fund
Class A
2017	$9.98	$0.14	$0.03	$0.17	$(0.15)	$—	$(0.15)	$10.00	1.76	% $	486,747	0.12%		0.12%		0.22%		1.42%	93%
2016	10.01	0.11	(0.01)	0.10	(0.13)	—	(0.13)	9.98	1.01		535,629	0.12	(2)	0.12	(2)	0.22	(2)	1.08	103
2015	10.05	0.09	(0.02)	0.07	(0.11)	—	(0.11)	10.01	0.72		645,872	0.12		0.12		0.22		0.95	112
2014	10.04	0.09	0.02	0.11	(0.10)	—	(0.10)	10.05	1.13		718,199	0.11		0.11		0.21		0.87	118
2013	9.95	0.10	0.11	0.21	(0.12)	—	(0.12)	10.04	2.14		522,593	0.12		0.12		0.21		1.02	178
Emerging Markets Debt Fund
Class A
2017	$9.39	$0.58	$0.53	$1.11	$(0.33)	$—	$(0.33)	$10.17	12.19	% $	2,211,664	0.43%		0.43%		0.94%		5.89%	82%
2016	9.65	0.56	(0.73)	(0.17)	(0.09)	—	(0.09)	9.39	(1.77)		1,935,751	0.43	(2)	0.43	(2)	0.95	(2)	6.19	77
2015	10.68	0.57	(1.22)	(0.65)	(0.38)	—	(0.38)	9.65	(6.17)		1,836,776	0.40		0.40		0.93		5.69	78
2014	11.11	0.60	(0.58)	0.02	(0.33)	(0.12)	(0.45)	10.68	0.44		1,596,100	0.45		0.45		0.95		5.86	100
2013	11.22	0.56	0.65	1.21	(0.84)	(0.48)	(1.32)	11.11	10.64		1,411,893	0.48		0.48		0.94		4.79	119

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside the cap.

(3)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.30%, 0.30% and 0.56%, respectively.

(4)	Commenced operations on June 29, 2012. All ratios for the period have been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

312	SEI Institutional Investments Trust / Annual Report / May 31, 2017

FINANCIAL HIGHLIGHTS / CONSOLIDATED FINANCIAL HIGHLIGHTS

Fo the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)		Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains		Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Real Return Fund
Class A
2017	$9.64	$0.21	$(0.04)		$0.17	$(0.16)			$—	$(0.16)	$9.65	1.76%	$160,138	0.08%		0.08%		0.29%		2.17%	47%
2016	9.59	0.08	(0.03)		0.05	—			—	—	9.64	0.52	149,972	0.08	(2)	0.08	(2)	0.29	(2)	0.87	80
2015	9.82	(0.07)	(0.09)		(0.16)	(0.07)			—	(0.07)	9.59	(1.60)	227,335	0.08		0.08		0.29		(0.77)	41
2014	9.86	0.05	0.04		0.09	(0.04)			(0.09)	(0.13)	9.82	0.96	207,578	0.08		0.08		0.29		0.52	49
2013	10.29	0.09	(0.10)		(0.01)	(0.18)			(0.24)	(0.42)	9.86	(0.15)	251,852	0.11		0.11		0.28		0.87	97
Limited Duration Bond Fund
Class A
2017	$10.00	$0.14	$(0.02)		$0.12	$(0.15)		$	—^	$(0.15)	$9.97	1.21%	$1,347,212	0.11%		0.11%		0.32%		1.42%	92%
2016	10.01	0.12	0.01		0.13	(0.13)			(0.01)	(0.14)	10.00	1.26	1,156,258	0.12		0.12		0.32		1.25	134
2015(3)	10.00	0.09	0.01		0.10	(0.09)			—	(0.09)	10.01	0.98	670,579	0.15		0.15		0.34		1.03	62
Intermediate Duration Credit Fund
Class A
2017	$9.96	$0.27	$0.06		$0.33	$(0.27)			$—	$(0.27)	$10.02	3.38%	$1,688,561	0.15%		0.15%		0.32%		2.72%	151%
2016	9.82	0.26	0.14		0.40	(0.26)			—	(0.26)	9.96	4.16	1,440,434	0.15		0.15		0.32		2.66	181
2015(4)	10.00	0.03	(0.18)		(0.15)	(0.03	)**		—	(0.03)	9.82	(1.46)	1,600,117	0.20		0.20		0.35		2.03	122
Dynamic Asset Allocation Fund
Class A
2017	$15.83	$0.34	$2.67		$3.01	$(0.27)			$—	$(0.27)	$18.57	19.17%	$2,474,189	0.08%		0.08%		0.66%		2.00%	8%
2016	16.97	0.33	(0.41)		(0.08)	(0.91)			(0.15)	(1.06)	15.83	(0.32)	2,079,154	0.08		0.08		0.67		2.08	12
2015	14.53	0.31	2.88		3.19	(0.75)			—	(0.75)	16.97	22.32	1,993,576	0.07		0.07		0.66		1.92	9
2014	12.81	0.27	1.69		1.96	(0.02)			(0.22)	(0.24)	14.53	15.49	1,557,322	0.07		0.07		0.66		1.99	11
2013	11.14	0.30	2.20		2.50	(0.35)			(0.48)	(0.83)	12.81	23.75	1,135,631	0.10		0.10		0.66		2.50	35
Multi-Asset Real Return Fund
Class A
2017	$8.28	$0.17	$(0.24)		$(0.07)	$(0.14)			$—	$(0.14)	$8.07	(0.85)%	$766,218	0.53	%(5)	0.53	%(5)	0.90	%(5)	2.02%	58%
2016	8.64	0.10	(0.38)		(0.28)	(0.08)			—	(0.08)	8.28	(3.19)	733,029	0.54	(6)	0.54	(6)	0.90	(6)	1.17	91
2015	9.30	0.03	(0.51)		(0.48)	(0.18	)***		—	(0.18)	8.64	(5.16)	730,812	0.43	(7)	0.43	(7)	0.80	(7)	0.29	99
2014	9.19	0.12	(0.01)		0.11	—			—	—	9.30	1.20	716,022	0.32	(8)	0.32	(8)	0.64	(8)	1.30	122
2013	9.25	0.11	(0.10	)(9)	0.01	(0.07	)**		—	(0.07)	9.19	0.07	303,899	0.32	(10)	0.32	(10)	0.66	(10)	1.11	49

**	Includes a return of capital of less than $0.01 per share.

***	Includes a return of capital of less than $0.02 per share.

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^	Amount represents less than $0.01.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside the cap.

(3)	Commenced operations on July 31, 2014. All ratios for the period have been annualized.

(4)	Commenced operations on March 31, 2015. All ratios for the period have been annualized.

(5)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.25%, 0.25% and 0.62%, respectively

(6)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.31%, 0.31% and 0.67%, respectively.

(7)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.30%, 0.30% and 0.67%, respectively.

(8)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.30%, 0.30% and 0.62%, respectively.

(9)	The amount shown for the year ended May 31, 2013, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(10)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.29%, 0.29% and 0.63%, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	313

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

May 31, 2017

1. ORGANIZATION

SEI Institutional Investments Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Trust commenced operations on June 14, 1996.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 27 registered funds: Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/ Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond, Intermediate Duration Credit, Dynamic Asset Allocation, Multi-Asset Real Return, Strategic U.S. Large Cap Equity and Global Equity Funds (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds with the exception of the Emerging Markets Debt and Multi-Asset Real Return Funds. The Trust is registered to offer Class A shares of all Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment goals, principal strategies and risks.

The DAA Commodity Strategy Subsidiary, Ltd. and the MARR Commodity Strategy Subsidiary, Ltd. are wholly-owned subsidiaries of the Dynamic Asset Allocation and Multi-Asset Real Return Funds (the “Subsidiaries”) respectively. The Subsidiaries are organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation and Multi-Asset Real Return Funds and their respective subsidiary has been consolidated on the Consolidated Summary Schedule of Investments, Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights.

As of May 31, 2017, the Strategic U.S. Large Cap Equity and Global Equity Funds have not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with

314	SEI Institutional Investments Trust / Annual Report / May 31, 2017

remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer

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May 31, 2017

reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Multi-Asset Real Return Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate

316	SEI Institutional Investments Trust / Annual Report / May 31, 2017

preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Summary Schedules of Investments/Schedules of Investments.

For the year ended May 31, 2017, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income and expense is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income. Consent fees and amendment income received from Bank Loans is recorded as interest income in the accompanying Statement of Operations.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Assets are then segregated to cover the requirements to repurchase the assets. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Reverse repurchase agreements outstanding as of May 31, 2017 were as follows:

MULTI-ASSET REAL RETURN FUND

Principal Amount ($ Thousands)	Counterparty		Maturity	Value ($ Thousands)

$8,076	Chase Securities	1.23%	12/31/2050	$8,076
16,294	HSBC	1.05%	7/11/2017	16,294
21,576	HSBC	1.05%	7/12/2017	21,576
19,030	HSBC	1.01%	12/31/2050	19,030
11,613	HSBC	1.01%	12/31/2050	11,613
4,708	HSBC	1.01%	12/31/2050	4,708
3,360	HSBC	1.01%	12/31/2050	3,360
34,256	HSBC	1.00%	7/20/2017	34,256
8,970	HSBC	1.00%	7/20/2017	8,970

				$127,883

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating

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May 31, 2017

expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of commodities or commodity indices. The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also invest in equity securities of issuers in commodity-related industries.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Dynamic Asset Allocation and Multi-Asset Real Return Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investments.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Schedule of Investments or Consolidated Summary Schedule of Investments for details regarding open forward foreign currency contracts as of May 31, 2017, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation

318	SEI Institutional Investments Trust / Annual Report / May 31, 2017

margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of May 31, 2017, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The Core Fixed Income and Dynamic Asset Allocation Funds had options/swaption contracts as of May 31, 2017, as disclosed in the Funds’ Schedule of Investments or Consolidated Summary Schedule of Investments.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Summary Schedule of Investments for details regarding open option/swaption contracts as of May 31, 2017, if applicable.

Securities Sold Short—To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Fund’s short position as required by the 1940 Act. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details

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May 31, 2017

regarding securities sold short as of May 31, 2017, if applicable. As of May 31, 2017, the Multi-Asset Real Return Fund held short positions.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss on the Statements of Operations or Consolidated Statements of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of May 31, 2017, if applicable.

Forward Treasury Commitments — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in commitments to purchase U.S.

320	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the- counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being

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May 31, 2017

restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which ,ay include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P

500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Managed Volatility, Opportunistic Income, Emerging Markets Debt and Real Return Funds; declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond and Intermediate Duration Credit Funds; declared and paid at least annually for the Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Limited Duration Bond, Dynamic Asset Allocation and Multi-Asset Real Return Funds. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — As of May 31, 2017, the following Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, this Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these private placement investments. The acquisition dates of these investments, the enforceable right to acquire these private placement investments, along with the cost and values at May 31, 2017, were as follows:

	Face Amount ($ Thousands)	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets
High Yield Bond Fund
Aventine (Escrow Security)	$2,600	11/30/10	11/30/10	$ —	$ —	0.00%

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Funds, with the exception of the World Equity Ex-US, Screened World Equity Ex-US and Real Return Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Investment in Subsidiary — The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in their own Subsidiary. By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Dynamic Asset Allocation and Multi-Asset Real Return Funds, as investors in their own Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that the Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Board”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently

322	SEI Institutional Investments Trust / Annual Report / May 31, 2017

expected that shares of the Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of May 31, 2017, the Multi-Asset Real Return Fund is the buyer (“receiving protection”) on a total notional amount of $1.1 million. Additionally, the High Yield Bond and Multi-Asset Real Return Funds are the sellers (“providing protection”) on a total notional amount of $23.0 million and $9.5 million, respectively. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

High Yield Bond Fund
Written Credit Derivative Contracts		Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total
Fair value of written credit derivatives	$ -	$ -	$ -	$ 1,830,005	$ 1,830,005
Maximum potential amount of future payments	-	-	-	23,000,000	23,000,000
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)	-	-	-	-	-
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	-	-	-	-	-

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	323

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2017

Maximum Potential Amount of Future Payments by Contract Term

	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total

Current credit spread* on underlying (in basis points)(1)
0-100	$-	$-	$-	$-	$-	$-
>101	-	-	23,000,000	-	-	23,000,000

Total	$-	$-	$23,000,000	$-	$-	$23,000,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

Multi-Asset Real Return Fund
Written Credit Derivative Contracts		Single Name CDS		CDS Index

Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$5,842	$-	$(802,024)	$ 2,545	$(793,637)
Maximum potential amount of future payments	394,901	-	8,086,000	1,000,000	9,480,901
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)	-	-	-	-	-
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	-	-	-	-	-

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term

	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total

Current credit spread* on underlying (in basis points)(1)
0-100	$170,000	$-	$-	$-	$-	$170,000
>101	-	244,901	-	1,000,000	8,086,000	9,310,901

Total	$170,000	$244,901	$-	$1,000,000	$8,086,000	$9,480,901

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of

Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments and the Statements of Operations or Consolidated Statements of Operations.

The fair value of derivative instruments as of May 31, 2017 was as follows ($ Thousands):

	Asset Derivatives		Liability Derivatives

	Year ended May 31, 2017		Year ended May 31, 2017
	($ Thousands)		($ Thousands)

	Statements of Assets and Liabilities		Statements of Assets and Liabilities
	Location	Fair Value	Location	Fair Value

Global Managed Volatility Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$19*	Net Assets — Unrealized depreciation on futures contracts	$20*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	488	Unrealized loss on forward foreign currency contracts	881

Total derivatives not accounted for as hedging instruments		$507		$901

324	SEI Institutional Investments Trust / Annual Report / May 31, 2017

	Asset Derivatives		Liability Derivatives
Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$1,586*	Net Assets — Unrealized depreciation on futures contracts	$3,622*
	Net Assets — Unrealized appreciation on swap contracts	2,582†	Net Assets — Unrealized depreciation on swap contracts	628†
	Options purchased, at value	703	Options written, at value	261
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	407	Unrealized loss on forward foreign currency contracts	1,082

Total derivatives not accounted for as hedging instruments		$5,278		$5,593

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$258*	Net Assets — Unrealized depreciation on futures contracts	$135*
	Net Assets — Unrealized appreciation on swap contracts	3,092†	Net Assets — Unrealized depreciation on swap contracts	3,211†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	20,407	Unrealized loss on forward foreign currency contracts	17,188

Total derivatives not accounted for as hedging instruments		$23,757		$20,534

Dynamic Asset Allocation Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$4,467*	Net Assets — Unrealized depreciation on futures contracts	$6,530*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	7,529	Unrealized loss on forward foreign currency contracts	14,829

Total derivatives not accounted for as hedging instruments		$11,996		$21,359

Multi-Asset Real Return Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$12*	Net Assets — Unrealized depreciation on futures contracts	$55*
	Net Assets — Unrealized appreciation on swap contracts	1,265†	Net Assets — Unrealized depreciation on swap contracts	1,401†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	—	Net Assets — Unrealized depreciation on futures contracts	1,119*
Credit contracts	Net Assets — Unrealized appreciation on swaps contracts	43†	Net Assets — Unrealized depreciation on swaps contracts	328†
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	2,776*	Net Assets — Unrealized depreciation on futures contracts	6,927*
	Options purchased, at value	73	Options written, at value	—
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	272	Unrealized loss on forward foreign currency contracts	293

Total derivatives not accounted for as hedging instruments		$4,441		$10,123

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments. Market Value is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities for swap contracts that have paid premiums.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	325

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2017

The effect of derivative instruments on the Statements of Operations or Consolidated Statements of Operations for the year ended May 31, 2017.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

				Forward
				Currency
Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Contracts	Swaps	Total
Global Managed Volatility Fund
Foreign exchange contracts	$—	$—	$—	$4,265	$—	$4,265
Equity contracts	—	—	6,343	—	—	6,343
Total	$—	$—	$6,343	$4,265	$—	$10,608
Core Fixed Income Fund
Interest rate contracts	$—	$(530)	$12,137	$—	$(6,615)	$4,992
Foreign exchange contracts	—	—	483	1,502	—	1,985
Credit contracts	—	—	—	—	122	122
Total	$—	$(530)	$12,620	$1,502	$(6,493)	$7,099
Emerging Markets Debt Fund
Interest rate contracts	$—	$—	$(1,431)	$—	$(2,120)	$(3,551)
Foreign exchange contracts	—	—	—	(13,035)	(434)	(13,469)
Credit contracts	—	—	—	—	(326)	(326)
Total	$—	$—	$(1,431)	$(13,035)	$(2,880)	$(17,346)
Dynamic Asset Allocation Fund
Interest rate contracts	$—	$—	$(1,531)	$—	$14,912	$13,381
Foreign exchange contracts	—	5,923	—	31,157	—	37,080
Equity contracts	—	(2,615)	25,255	—	—	22,640
Total	$—	$3,308	$23,724	$31,157	$14,912	$73,101
Multi-Asset Real Return Fund
Interest rate contracts	$(13)	$—	$(198)	$—	$(180)	$(391)
Foreign exchange contracts	—	—	—	2,152	—	2,152
Credit contracts	—	—	—	—	42	42
Equity contracts	—	—	(3,322)	—	—	(3,322)
Commodity contracts	—	(49)	2,061	—	—	2,012
Total	$(13)	$(49)	$(1,459)	$2,152	$(138)	$493
Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

				Forward
				Currency
Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Contracts	Swaps	Total
Global Managed Volatility Fund
Foreign exchange contracts	$—	$—	$—	$(916)	$—	$(916)
Equity contracts	—	—	(770)	—	—	(770)
Total	$—	$—	$(770)	$(916)	$—	$(1,686)
Core Fixed Income Fund
Interest rate contracts	$—	$462	$(1,651)	$—	$9,717	$8,528
Foreign exchange contracts	—	—	—	(1,066)	—	(1,066)
Credit contracts	—	—	—	—	(104)	(104)
Total	$—	$462	$(1,651)	$(1,066)	$9,613	$7,358
Emerging Markets Debt Fund
Interest rate contracts	$—	$—	$180	$—	$3,200	$3,380
Foreign exchange contracts	—	—	—	8,522	162	8,684
Credit contracts	—	—	—	—	72	72
Total	$—	$—	$180	$8,522	$3,434	$12,136
Dynamic Asset Allocation Fund
Interest rate contracts	$—	$—	$160	$—	$(6,384)	$(6,224)
Foreign exchange contracts	—	—	—	(16,158)	—	(16,158)
Equity contracts	—	1,289	(5,139)	—	—	(3,850)
Total	$—	$1,289	$(4,979)	$(16,158)	$(6,384)	$(26,232)
Multi-Asset Real Return Fund
Interest rate contracts	$—	$—	$(74)	$—	$1,711	$1,637
Foreign exchange contracts	—	—	—	132	—	132
Credit contracts	—	—	—	—	(421)	(421)
Equity contracts	—	—	(314)	—	—	(314)
Commodity contracts	—	(65)	(11,303)	—	—	(11,368)
Total	$—	$(65)	$(11,691)	$132	$1,290	$(10,334)

326	SEI Institutional Investments Trust / Annual Report / May 31, 2017

The following table discloses the volume of the Fund’s futures contracts, option contracts, forward foreign currency contracts and swap contracts activity during the year ended May 31, 2017 ($ Thousands):

		Large Cap Disciplined Equity
	Large Cap Fund	Fund	Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$10,503	$23,310	$46,059	$94,133	$21,952
Ending Notional Balance Long	–	17,600	36,299	103,794	22,654

			U.S. Managed Volatility	Global Managed
	Small Cap Fund	Small Cap II Fund	Fund	Volatility Fund	World Equity Ex-US Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$169	$2,871	$18,689	$295,446	$173,510
Average Notional Balance Short	–	–	–	295,333	–
Ending Notional Balance Long	479	10,063	21,337	362,770	221,178
Ending Notional Balance Short	–	–	–	363,172	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	–	295,823	–
Average Notional Balance Short	–	–	–	295,710	–
Ending Notional Balance Long	–	–	–	367,298	–
Ending Notional Balance Short	–	–	–	367,691	–

	Screened World Equity
	Ex-US Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund	Long Duration Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$2,850	$–	$–	$–	$–
Ending Notional Balance Long	3,591	–	–	–	–
Interest Contracts
Average Notional Balance Long	–	4,743	708,704	–	180,338
Average Notional Balance Short	–	27,995	662,938	–	111,587
Ending Notional Balance Long	–	3,668	773,474	–	161,225
Ending Notional Balance Short	–	25,754	794,068	–	91,100
Currency Contracts
Average Notional Balance Short	–	–	5,468	–	–
Ending Notional Balance Short	–	–	5,628	–	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	127,763	–	–
Average Notional Balance Short	–	–	127,472	–	–
Ending Notional Balance Long	–	–	101,631	–	–
Ending Notional Balance Short	–	–	102,306	–	–
Swaps:
Credit Contracts
Average Notional Balance Short	–	–	2,761	17,667	–
Ending Notional Balance Short	–	–	–	23,000	–
Interest Contracts
Average Notional Balance	–	–	201,552	–	4,413
Ending Notional Balance	–	–	201,602	–	–
Options
Interest
Average Notional Balance Long	–	–	361	–	–
Average Notional Balance Short	–	–	451	–	–
Ending Notional Balance Long	–	–	703	–	–
Ending Notional Balance Short	–	–	261	–	–

SEI Institutional Investments Trust / Annual Report / May 31, 2017	327

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2017

		Emerging Markets Debt		Ultra Short Duration Bond
	Long Duration Credit Fund	Fund	Limited Duration Bond Fund	Fund
Futures Contracts:
Interest Contracts
Average Notional Balance Long	156,452	65,651	12,643	9,271
Average Notional Balance Short	185,325	77,256	–	5,408
Ending Notional Balance Long	160,335	68,160	13,639	11,617
Ending Notional Balance Short	178,703	93,646	–	4,953
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	1,468,492	–	–
Average Notional Balance Short	–	1,467,966	–	–
Ending Notional Balance Long	–	1,841,954	–	–
Ending Notional Balance Short	–	1,838,576	–	–
Swaps:
Interest Contracts
Average Notional Balance	–	284,273	–	–
Ending Notional Balance	–	419,426	–	–
Foreign Exchange Contracts
Average Notional Balance Long	–	27,817	–	–
Average Notional Balance Short	–	28,007	–	–
Ending Notional Balance Long	–	49,454	–	–
Ending Notional Balance Short	–	48,611	–	–

		Intermediate Duration	Dynamic Asset Allocation	Multi-Asset Real Return
		Credit Fund	Fund	Fund
Futures Contracts:
Commodity Contracts
Average Notional Balance Long		$–	$–	$171,362
Average Notional Balance Short		–	–	24,759
Ending Notional Balance Long		–	–	177,865
Ending Notional Balance Short		–	–	38,591
Equity Contracts
Average Notional Balance Long		–	143,512	–
Average Notional Balance Short		–	91,930	25,515
Ending Notional Balance Long		–	552,303	–
Ending Notional Balance Short		–	473,698	33,643
Interest Contracts
Average Notional Balance Long		–	–	11,300
Average Notional Balance Short		30,917	–	37,025
Ending Notional Balance Short		23,365	–	70,584
Forward Foreign Currency Contracts:
Average Notional Balance Long		–	1,283,353	57,522
Average Notional Balance Short		–	1,283,717	57,385
Ending Notional Balance Long		–	1,629,352	45,966
Ending Notional Balance Short		–	1,636,652	45,987
Swaps:
Credit Contracts
Average Notional Balance Long		–	–	1,245
Average Notional Balance Short		–	–	5,173
Ending Notional Balance Long		–	–	1,070
Ending Notional Balance Short		–	–	9,456
Interest Contracts
Average Notional Balance		–	–	188,141
Ending Notional Balance		–	–	148,729
Options
Commodity
Average Notional Balance Long		–	–	44
Ending Notional Balance Long		–	–	73
Equity
Average Notional Balance Long		–	552	–
Average Notional Balance Short		–	268	–

328	SEI Institutional Investments Trust / Annual Report / May 31, 2017

	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund
Interest
Average Notional Balance Long	–	–	4
Average Notional Balance Short	–	–	6
Currency
Average Notional Balance Long	–	914	–

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the

Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of May 31, 2017 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
Fund	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Large Cap Disciplined Equity Fund	$ —	$ 2	$ —	$ 2	$ —	$ —	$ —	$ —
Large Cap Index Fund	—	4	—	4	—	1	—	1
S&P 500 Index Fund	—	13	—	13	—	—	—	—

SEI Institutional Investments Trust / Annual Report / May 31, 2017	329

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2017

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
Fund	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Extended Market Index Fund	—	—	—	—	—	16	—	16
Small Cap II Fund	—	—	—	—	—	10	—	10
U.S. Managed Volatility Fund	—	3	—	3	—	—	—	—
Global Managed Volatility Fund	—	10	—	10	—	4	—	4
World Equity Ex-US Fund	—	192	—	192	—	104	—	104
Screened World Equity Ex-US Fund	—	3	—	3	—	1	—	1
Opportunistic Income Fund	—	1	—	1	—	16	—	16
Core Fixed Income Fund	703	507	7	1,217	261	1,112	139	1,512
High Yield Bond Fund	—	—	1	1	—	—	12	12
Long Duration Fund	—	703	—	703	—	204	—	204
Long Duration Credit Fund	—	542	—	542	—	478	—	478
Ultra Short Duration Bond Fund	—	2	—	2	—	6	—	6
Emerging Markets Debt Fund	—	208	42	250	—	9	—	9
Limited Duration Bond Fund	—	4	—	4	—	—	—	—
Intermediate Duration Credit Fund	—	—	—	—	—	26	—	26
Dynamic Asset Allocation Fund	—	618	—	618	—	670	—	670
Multi-Asset Real Return Fund	73	1,045	36	1,154	—	1,989	65	2,054

Securities with an aggregate fair market value of $18,821 ($ Thousands) have been pledged and $83,402 ($ Thousands) in cash has been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of May 31, 2017.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received) pledged as of May 31, 2017 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Global Managed Volatility	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(2)	Net Exposures(1)
Brown Brothers Harriman	$—	$—	$—	$—	$393	$—	$—	$—	$393	$(393)	$—	$(393)
Total Over the Counter	$—	$—	$—	$—	$393	$—	$—	$—	$393

	Financial Derivative Assets				Financial Derivative Liabilities
Core Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(2)	Net Exposures(1)
Bank of America	$—	$—	$—	$—	$336	$—	$—	$—	$336	$(336)	$282	$(54)
Barclays PLC	—	—	—	—	236	—	—	—	236	(236)	236	—
Citigroup	75	—	—	75	—	—	—	—	—	75	—	75
Goldman Sachs	—	—	—	—	203	—	—	—	203	(203)	—	(203)
Morgan Stanley	25	—	—	25	—	—	—	—	—	25	—	25
Total Over the Counter	$100	$—	$—	$100	$775	$—	$—	$—	$775

330	SEI Institutional Investments Trust / Annual Report / May 31, 2017

	Financial Derivative Assets				Financial Derivative Liabilities
Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(2)	Net Exposures(1)
Barclays PLC	$—	$—	$—	$—	$592	$—	$—	$—	$592	$(592)	$—	$(592)
Citibank	—	—	107	107	—	—	20	—	20	87	—	87
Citigroup	—	—	—	—	1,248	—	—	—	1,248	(1,248)	—	(1,248)
Goldman Sachs	3,822	—	2,266	6,088	—	—	1,983	—	1,983	4,105	—	4,105
HSBC	1,152	—	—	1,152	—	—	—	—	—	1,152	—	1,152
JPMorgan Chase Bank	118	—	719	837	—	—	1,208	—	1,208	(371)	371	—
Standard Bank	—	—	—	—	33	—	—	—	33	(33)	33	—
Total Over the Counter	$5,092	$—	$3,092	$8,184	$1,873	$—	$3,211	$—	$5,084

	Financial Derivative Assets				Financial Derivative Liabilities
Dynamic Asset Allocation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(2)	Net Exposures(1)
Bank of America	$2,658	$—	$—	$2,658	$—	$—	$—	$—	$—	$2,658	$—	$2,658
Bank of Montreal	703	—	—	703	—	—	—	—	—	703	—	703
Barclays PLC	—	—	—	—	167	—	—	—	167	(167)	—	(167)
Citigroup	—	—	—	—	338	—	—	—	338	(338)	—	(338)
Goldman Sachs	—	—	—	—	556	—	—	—	556	(556)	—	(556)
HSBC	—	—	—	—	30	—	—	—	30	(30)	—	(30)
JPMorgan Chase Bank	—	—	—	—	26	—	—	—	26	(26)	—	(26)
Morgan Stanley	—	—	—	—	204	—	—	—	204	(204)	204	—
Societe Generale	—	—	—	—	9,718	—	—	—	9,718	(9,718)	—	(9,718)
Standard Chartered	902	—	—	902	—	—	—	—	—	902	—	902
UBS	—	—	—	—	524	—	—	—	524	(524)	—	(524)
Total Over the Counter	$4,263	$—	$—	$4,263	$11,563	$—	$—	$—	$11,563

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Real Return Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(2)	Net Exposures(1)
Bank of America	$—	$—	$5	$5	$—	$—	$—	$—	$—	$5	$—	$5
Brown Brothers Harriman	2	—	—	2	—	—	—	—	—	2	—	2
Chase Securities	—	—	—	—	—	—	—	8,076	8,076	(8,076)	8,076	—
Citibank	—	—	—	—	—	—	145	—	145	(145)	—	(145)
Citigroup	13	—	—	13	—	—	—	—	—	13	—	13
Credit Suisse	20	—	4	24	—	—	115	—	115	(91)	91	—
Deutsche Bank	1	—	1	2	—	—	222	—	222	(220)	220	—
Goldman Sachs	92	—	—	92	—	—	422	—	422	(330)	—	(330)
HSBC	—	—	—	—	46	—	—	119,807	119,853	(119,853)	119,807	(46)
JPMorgan Chase Bank	3	—	—	3	—	—	—	—	—	3	—	3
Montgomery/Bank of America	—	—	—	—	45	—	—	—	45	(45)	—	(45)
Royal Bank of Scotland	—	—	—	—	73	—	—	—	73	(73)	—	(73)
Standard Chartered	12	—	—	12	—	—	—	—	—	12	—	12
Total Over the Counter	$143	$—	$10	$153	$164	$—	$904	$127,883	$128,951

(1)	Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.
(2)	Excess collateral pledged is not shown for financial reporting purposes.

Securities with an aggregate fair market value of $128,493 ($ Thousands) have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of May 31, 2017.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	331

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2017

Written options transactions entered into during the year ended May 31, 2017, are summarized as follows:

Core Fixed Income Fund
	Number of Contracts	Premium ($ Thousands)
Balance at the beginning of year	321	$100
Written	16,307	5,700
Expired	(9,129)	(2,814)
Closing buys	(6,684)	(2,726)
Balance at the end of year	815	$260

As of May 31, 2017, the Fund had cash and/or securities at least equal to the value of written options.

Written swaption transactions entered into during the year ended May 31, 2017, are summarized as follows:

Multi-Asset Real Return Fund
	Number of Contracts	Premium ($ Thousands)
Balance at the beginning of year	–	$–
Written	57,180	118
Closing buys	(57,180)	(118)
Balance at the end of year	–	$–

5. BASIS FOR CONSOLIDATION FOR THE DYNAMIC ASSET ALLOCATION AND MULTI-ASSET REAL RETURN FUNDS

The Consolidated Summary Schedule of Investments, Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Dynamic Asset Allocation and Multi-Asset Real Return Funds include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. The Subsidiaries have a fiscal year end of May 31 for financial statement consolidation purposes and a nonconforming tax year end of April 30.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). The Subsidiaries taxable income is included in the calculation of the Funds’ taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest up to 25% of their total assets in their respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at May 31, 2017 ($ Thousands)	% of Total Net Assets at May 31, 2017
Dynamic Asset Allocation Commodity Strategy Subsidiary, Ltd.	January 28, 2014	$8,082	0.3%
Multi-Asset Real Return Commodity Strategy Subsidiary, Ltd.	June 27, 2013	$151,573	19.8%

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Global Funds Services (the “Administrator”) serves as administrator to the Funds. The Administrator provides certain administrative and shareholder servicing for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended May 31, 2017, the Administrator has voluntarily agreed to waive all of its fee. The Funds’ Administrator may discontinue all or part of these voluntary waiver at any time.

SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC plans to voluntarily waive a portion of its fees in order to keep investment advisory fees at a specified level. The Funds’ Adviser may discontinue all or part of these voluntary waivers at any time. Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:

	Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.40%	0.18%
Large Cap Disciplined Equity Fund	0.40	0.17
Large Cap Index Fund	0.17	0.01
S&P 500 Index Fund	0.03	0.01
Extended Market Index Fund	0.12	0.04
Small Cap Fund	0.65	0.43
Small Cap II Fund	0.65	0.41
Small/Mid Cap Equity Fund	0.65	0.43
U.S. Managed Volatility Fund	0.65	0.22
Global Managed Volatility Fund	0.65	0.22
World Equity Ex-US Fund	0.55	0.29
Screened World Equity Ex-US Fund	0.65	0.26
Emerging Markets Equity Fund	1.05	0.56
Opportunistic Income Fund	0.45	0.24

332	SEI Institutional Investments Trust / Annual Report / May 31, 2017

	Advisory Fees	Investment Advisory Fees After Fee Waivers
Core Fixed Income Fund	0.30	0.10
High Yield Bond Fund	0.4875	0.28
Long Duration Fund	0.30	0.13
Long Duration Credit Fund	0.30	0.13
Ultra Short Duration Bond Fund	0.15	0.10
Emerging Markets Debt Fund	0.85	0.38
Real Return Fund	0.22	0.06
Limited Duration Bond Fund	0.25	0.09
Intermediate Duration Credit Fund	0.25	0.13
Dynamic Asset Allocation Fund	0.60	0.06
Multi-Asset Real Return Fund	0.55	0.23

As of May 31, 2017, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Large Cap Fund
AJO, LP
AQR Capital Management, LLC
Brown Advisory, LLC
Coho Partners, Ltd.
Fiera Capital, Inc.
Jackson Square Partners, LLC
LSV Asset Management
Large Cap Disciplined Equity Fund
Analytic Investors, LLC
INTECH Investment Management, LLC
Lazard Asset Management LLC
OppenheimerFunds, Inc.
Quantitative Management Associates, LLC
Large Cap Index Fund
SSGA Funds Management, Inc.
S&P 500 Index Fund
SSGA Funds Management, Inc.
Extended Market Index Fund
SSGA Funds Management, Inc.
Small Cap Fund
AQR Capital Management, LLC
Axiom International Investors, LLC
Boston Partners Global Investors Inc.
EAM Investors, LLC
Falcon Point Capital, LLC
LSV Asset Management
William Blair & Company, LLC
Small Cap II Fund
AQR Capital Management, LLC
Arrowpoint Asset Management, LLC
EAM Investors, LLC
Falcon Point Capital, LLC
LMCG Investments, LLC
Mesirow Financial Investment Management, Inc.

Snow Capital Management, L.P.
Small/Mid Cap Equity Fund
AQR Capital Management, LLC
Arrowpoint Asset Management, LLC
Axiom International Investors, LLC
Boston Partners Global Investors Inc.
CastleArk Management, LLC
Falcon Point Capital, LLC
Integrity Asset Management (subsidiary of Victory
Capital Management Inc.)
LMCG Investments, LLC
LSV Asset Management
U.S. Managed Volatility Fund
AJO, L.P.
Analytic Investors, LLC
LSV Asset Management
Global Managed Volatility Fund
Acadian Asset Managements LLC
Analytic Investors, LLC
LSV Asset Management
World Equity Ex-US Fund
Acadian Asset Management, LLC
Bailie Gifford Overseas Ltd
Barrow, Hanley, Mewhinney & Strauss, LLC
BlackRock International, Ltd.
EARNEST Partners LLC
J O Hambro Capital Management Limited
McKinley Capital Management, LLC
Screened World Equity Ex-US Fund
Acadian Asset Management LLC
Baillie Gifford Overseas Ltd.
EARNEST Partners LLC
McKinley Capital Management, LLC
Emerging Markets Equity Fund
AllianceBernstein L.P.
Causeway Capital Management LLC
J O Hambro Capital Management Limited
KBI Global Investors (North America) Ltd.
RWC Asset Advisor (US) LLC
WCM Investment Management
Opportunistic Income Fund
Ares Management, LLC
Declaration Management & Research, LLC
Schroder Investment Management North America, Inc.
Wellington Management Company, LLP
Core Fixed Income Fund
Jennison Associates LLC
Metropolitan West Asset Management, LLC
Wells Capital Management, Incorporated
Western Asset Management Company
Western Asset Management Company Limited
High Yield Bond Fund
Ares Management, LLC
Benefit Street Partners, LLC
Brigade Capital Management, LP

SEI Institutional Investments Trust / Annual Report / May 31, 2017	333

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2017

J.P. Morgan Investment Management, Inc.
Long Duration Fund
Income Research & Management
Jennison Associates LLC
Legal & General Investment Management Americas, Inc.
Metropolitan West Asset Management LLC
Long Duration Credit Fund
Income Research & Management
Jennison Associates LLC
Legal & General Investment Management America, Inc.
Logan Circle Partners, L.P.
Metropolitan West Asset Management LLC
Ultra Short Duration Bond Fund
Logan Circle Partners, L.P.
Wellington Management Company, LLP
Emerging Markets Debt Fund
Investec Asset Management Ltd.
Neuberger Berman Investment Advisers, LLC
Stone Harbor Investment Partners, L.P.
Limited Duration Bond Fund
Logan Circle Partners, L.P.
Metropolitan West Asset Management LLC
Intermediate Duration Credit Fund
Income Research & Management
Legal & General Investment Management America, Inc.
Logan Circle Partners, L.P.
Dynamic Asset Allocation Fund
SSGA Funds Management, Inc.
Multi-Asset Real Return Fund
AllianceBernstein L.P.
QS Investors, LLC

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a Distribution Agreement with the Trust.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended May 31, 2017, were as follows ($ Thousands):

Large Cap Fund	$11
Large Cap Disciplined Equity Fund	9
Small Cap Fund	18
Small Cap II Fund	22
Small/Mid Cap Equity Fund	2
World Equity Ex-US Fund	488

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Distributor, the Adviser and/or the Administrator. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Distributor or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

LSV Asset Management (partially-owned subsidiary of SIMC) serves as a sub-adviser to the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and Intermediate Duration Credit Funds. For this service, LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended May 31, 2017, were as follows ($ Thousands):

Large Cap Fund	$540
Small Cap Fund	399
Small/Mid Cap Equity Fund	1,076
Global Managed Volatility Fund	1,575
U.S. Managed Volatility Fund	2,103

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations or Consolidated Statement of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended May 31, 2017, can be found on the Financial Highlights or Consolidated Financial Highlights.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust (“SDIT”) Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

334	SEI Institutional Investments Trust / Annual Report / May 31, 2017

The following is a summary of the transactions with affiliates for the year ended May 31, 2017 ($ Thousands):

SEI Liquidity Fund, L.P.	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 05/31/2017	Dividend Income
Large Cap Fund	$402,225	$(404,882)	(2)	–	$37,873	$283
Large Cap Disciplined Equity Fund	354,105	(354,509)	(1)	–	24,078	178
Large Cap Index Fund	204,516	(154,039)	(1)	–	71,366	233
S&P 500 Index Fund	389,511	(307,302)	(1)	–	108,741	297
Extended Market Index Fund	288,339	(197,584)	(3)	–	133,350	509
Small Cap Fund	134,817	(109,407)	(1)	–	47,636	209
Small Cap II Fund	251,988	(211,134)	(2)	–	74,689	318
Small/Mid Cap Equity Fund	563,718	(480,120)	(2)	–	236,581	1,063
World Equity Ex-US Fund	2,438,669	(2,334,573)	(1)	(1)	466,306	2,072

SEI Daily Income Trust, Prime Obligation Fund	Purchases at Cost	Proceeds from Sales	Value 05/31/2017	Dividend Income
Large Cap Fund	$ 4,208	$ (66,335)	$ –	$ 1
Large Cap Disciplined Equity Fund	6,199	(158,111)	–	1
Large Cap Index Fund	37,540	(77,113)	–	–
S&P 500 Index Fund	37,945	(98,843)	–	1
Extended Market Index Fund	3,844	(18,423)	–	–
Small Cap Fund	4,813	(31,706)	–	–
Small Cap II Fund	4,092	(25,161)	–	–
Small/Mid Cap Equity Fund	4,052	(82,877)	–	–
U.S. Managed Volatility Fund	6,912	(10,506)	–	–
Global Managed Volatility Fund	9,725	(64,223)	–	6
World Equity Ex-US Fund	129,125	(326,340)	–	23
Screened World Equity Ex- US Fund	62	(2,146)	–	–
Emerging Markets Equity Fund	11,321	(14,125)	–	1
Opportunistic Income Fund	59,855	(127,428)	–	13
Core Fixed Income Fund	291,198	(360,370)	–	22
High Yield Bond Fund	54,672	(175,341)	–	18
Long Duration Fund	56,059	(93,419)	–	7
Long Duration Credit Fund	79,279	(121,140)	–	7
Ultra Short Duration Bond Fund	21,176	(23,144)	–	–
Limited Duration Bond Fund	96,532	(103,043)	–	4
Intermediate Duration Credit Fund	38,845	(82,259)	–	6

SEI Common Stock	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 05/31/2017	Dividend Income
Large Cap Index Fund	$ 60	$ –	$ (11)	$ –	$ 653	$ 7
Extended Market Index Fund	453	(322)	(26)	(8)	1,343	14

SEI Daily Income Trust, Government Fund	Purchases at Cost	Proceeds from Sales	Value 05/31/2017	Dividend Income
Large Cap Fund	$ 818,471	$ (720,871)	$ 97,600	$ 275
Large Cap Disciplined Equity Fund	1,184,151	(993,307)	190,844	525
Large Cap Index Fund	474,185	(449,294)	24,891	125
S&P 500 Index Fund	614,392	(527,149)	87,243	275

SEI Institutional Investments Trust / Annual Report / May 31, 2017	335

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2017

SEI Daily Income Trust, Government Fund	Purchases at Cost	Proceeds from Sales	Value 05/31/2017	Dividend Income
Extended Market Index Fund	208,958	(189,967)	18,991	66
Small Cap Fund	256,147	(230,905)	25,242	78
Small Cap II Fund	263,724	(232,404)	31,320	80
Small/Mid Cap Equity Fund	699,085	(638,953)	60,132	213
U.S. Managed Volatility Fund	319,372	(286,765)	32,607	89
Global Managed Volatility Fund	251,580	(222,714)	28,866	131
World Equity Ex-US Fund	1,107,896	(893,562)	214,334	434
Screened World Equity Ex-US Fund	14,290	(11,171)	3,119	9
Emerging Markets Equity Fund	197,017	(188,552)	8,465	28
Opportunistic Income Fund	1,031,899	(956,583)	75,316	265
Core Fixed Income Fund	3,892,760	(3,647,035)	245,725	602
High Yield Bond Fund	1,298,174	(1,174,639)	123,535	395
Long Duration Fund	724,483	(692,039)	32,444	71
Long Duration Credit Fund	1,007,916	(981,314)	26,602	131
Ultra Short Duration Bond Fund	240,789	(239,823)	966	12
Limited Duration Bond Fund	825,411	(818,708)	6,703	58
Intermediate Duration Credit Fund	749,010	(689,533)	59,477	135

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the

SEI Funds’ Board of Trustees. The interest rate imposed on inter fund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended May 31, 2017, the Trust borrowed funds from SEI Institutional Managed Trust, Multi-Asset Accumulation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($Thousands):

Account Name	Date	Amount Borrowed	Interest Paid	Rate
U.S. Managed Volatility Fund	12/30/2016	$32,000	$3	0.73%
U.S. Managed Volatility Fund	01/03/2017	9,500	—	0.67

At May 31, 2017, the Trust had no outstanding borrowings.

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

	Large Cap Fund		Large Cap Disciplined Equity Fund		Large Cap Index Fund
	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016
Class A:
Shares Issued	12,097	18,834	27,240	27,859	2,349	3,582
Shares Issued in Lieu of Dividends and Distributions	4,844	17,001	14,098	40,864	374	695
Shares Redeemed	(28,433)	(28,840)	(59,382)	(74,856)	(2,714)	(3,055)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(11,492)	6,995	(18,044)	(6,133)	9	1,222

336	SEI Institutional Investments Trust / Annual Report / May 31, 2017

	S&P 500 Index Fund		Extended Market Index Fund		Small Cap Fund		Small Cap II Fund
	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016
Class A:
Shares Issued	56,419	66,483	16,722	15,048	2,341	2,905	4,747	20,766
Shares Issued in Lieu of Dividends and Distributions	5,004	6,627	2,050	2,678	978	3,466	241	2,823
Shares Redeemed	(46,857)	(54,692)	(12,046)	(13,492)	(5,917)	(10,827)	(9,320)	(11,555)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	14,566	18,418	6,726	4,234	(2,598)	(4,456)	(4,332)	12,034

	Small/Mid Cap Equity Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund(1)		World Equity Ex-US Fund
	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	1/29/2016 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016
Class A:
Shares Issued	13,093	13,939	12,630	43,538	63,376	121,441	95,401	129,197
Shares Issued in Lieu of Dividends and Distributions	6,342	20,663	6,968	9,956	4,184	–	12,568	15,224
Shares Redeemed	(25,379)	(22,342)	(29,224)	(40,619)	(26,527)	(23,034)	(101,485)	(106,454)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(5,944)	12,260	(9,626)	12,875	41,033	98,407	6,484	37,967

			Screened World Equity Ex-US Fund		Emerging Markets Equity Fund		Opportunistic Income Fund
			6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016
Class A:
Shares Issued			1,284	1,581	25,194	58,292	38,572	41,392
Shares Issued in Lieu of Dividends and Distributions			110	129	2,388	1,545	5,864	6,774
Shares Redeemed			(962)	(775)	(14,230)	(10,369)	(41,097)	(48,311)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions			432	935	13,352	49,468	3,339	(145)

	Core Fixed Income Fund		High Yield Bond Fund		Long Duration Fund		Long Duration Credit Fund
	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016
Class A:
Shares Issued	161,258(2)	100,693(2)	50,955	75,177	37,216	53,155	50,106	34,900(2)
Shares Issued in Lieu of Dividends and Distributions	19,713	23,419	22,568	20,813	19,159	28,777	12,980	20,357
Shares Redeemed	(125,677)	(147,078)	(60,705)	(54,082)	(121,003)	(137,160)(3)	(37,640)	(70,602)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	55,294	(22,966)	12,818	41,908	(64,628)	(55,228)	25,446	(15,345)

	Ultra Short Duration Bond Fund		Emerging Markets Debt Fund		Real Return Fund		Limited Duration Bond Fund
	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016
Class A:
Shares Issued	23,673	26,044	35,474	50,673	4,603	9,101	46,788	68,270
Shares Issued in Lieu of Dividends and Distributions	760	830	7,109	1,782	247	–	1,825	1,225
Shares Redeemed	(29,430)	(37,724)	(31,167)	(36,683)	(3,816)	(17,250)	(29,118)	(20,891)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(4,997)	(10,850)	11,416	15,772	1,034	(8,149)	19,495	48,604

			Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
			6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016	6/1/2016 to 5/31/2017	6/1/2015 to 5/31/2016
Class A:
Shares Issued			31,409	32,843	20,592	28,244	17,815	23,380
Shares Issued in Lieu of Dividends and Distributions			4,111	4,152	1,984	7,787	1,444	818
Shares Redeemed			(11,560)	(55,237)	(20,699)	(22,164)	(12,912)	(20,202)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions			23,960	(18,242)	1,877	13,867	6,347	3,996

(1)	Fund commenced operations on January 29, 2016.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	337

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2017

(2)	Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

(3)	Includes redemptions as a result of an in-kind transfer of securities (see Note 11).

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended May 31, 2017, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$1,903,239	$ 1,903,239
Sales	—	2,226,658	2,226,658
Large Cap Disciplined Equity Fund
Purchases	—	3,625,589	3,625,589
Sales	—	4,001,881	4,001,881
Large Cap Index Fund
Purchases	—	259,757	259,757
Sales	—	254,387	254,387
S&P 500 Index Fund
Purchases	—	480,009	480,009
Sales	—	303,304	303,304
Extended Market Index Fund
Purchases	—	236,284	236,284
Sales	—	162,744	162,744
Small Cap Fund
Purchases	—	573,366(1)	573,366
Sales	—	619,972(1)	619,972
Small Cap II Fund
Purchases	—	491,464(2)	491,464
Sales	—	552,085(2)	552,085
Small/Mid Cap Equity Fund
Purchases	—	1,376,708	1,376,708
Sales	—	1,506,981	1,506,981
U.S. Managed Volatility Fund
Purchases	—	585,698	585,698
Sales	—	796,088	796,088
Global Managed Volatility Fund
Purchases	—	896,277	896,277
Sales	—	434,843	434,843
World Equity Ex-US Fund
Purchases	—	5,089,642	5,089,642
Sales	—	4,989,857	4,989,857
Screened World Equity Ex-US Fund
Purchases	—	49,110	49,110
Sales	—	45,242	45,242
Emerging Markets Equity Fund
Purchases	—	1,002,693(3)	1,002,693
Sales	—	886,146	886,146
Opportunistic Income Fund
Purchases	74,876	356,545	431,421
Sales	92,383	573,454	665,837
Core Fixed Income Fund
Purchases	17,167,912	1,911,998	19,079,910
Sales	16,571,243	1,949,811	18,521,054
High Yield Bond Fund
Purchases	—	1,621,959	1,621,959
Sales	—	1,565,588	1,565,588
Long Duration Fund
Purchases	1,472,372	398,465	1,870,837

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Sales	1,507,101	932,198	2,439,299
Long Duration Credit Fund
Purchases	1,194,875	1,203,426	2,398,301
Sales	1,186,698	995,738	2,182,436
Ultra Short Duration Bond Fund
Purchases	165,231	108,241	273,472
Sales	176,521	184,818	361,339
Emerging Markets Debt Fund
Purchases	353,658	1,209,738	1,563,396
Sales	214,641	1,293,156	1,507,797
Real Return Fund
Purchases	79,323	—	79,323
Sales	69,347	—	69,347
Limited Duration Bond Fund
Purchases	726,547	344,103	1,070,650
Sales	670,476	276,470	946,946
Intermediate Duration Credit Fund
Purchases	1,309,232	1,067,584	2,376,816
Sales	1,294,818	873,046	2,167,864
Dynamic Asset Allocation Fund
Purchases	—	273,454	273,454
Sales	—	180,850	180,850
Multi-Asset Real Return Fund
Purchases	241,096	166,859	407,955
Sales	238,341	171,320	409,661

(1)	Includes 17a-7 related party purchases and sales of $2,649 and $2,758, respectively ($ Thousands).

(2)	Includes 17a-7 related party purchases and sales of $2,758 and $2,649, respectively ($ Thousands).

(3)	Includes 17a-7 related party purchases of $8,900 ($ Thousands).

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify for or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated

338	SEI Institutional Investments Trust / Annual Report / May 31, 2017

that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as “qualifying income” for purposes of the RIC qualification rules. As a result, there can be no assurance that the IRS will grant the private letter ruling requested by the Funds. While the private letter ruling request is pending with the IRS, the Dynamic Asset Allocation and Multi-Asset Real Return Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income.” If the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect such Funds.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, reclassification of income and expense from swap transactions, Treasury Inflation-Protected Securities and net operating losses, basis adjustments for investments in partnerships, and gains and losses on passive foreign investment compa-

nies and certain foreign currency related transactions have been reclassified to/from the following accounts as of May 31, 2017:

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($Thousands)	Paid-in- Capital ($ Thousands)
Large Cap Fund	$535	$(535)	$—
Large Cap Disciplined Equity Fund	1,199	(1,198)	(1)
Large Cap Index Fund	1,347	(1,347)	—
S&P 500 Index Fund	1,882	(1,882)	—
Extended Market Index Fund	216	(216)	—
Small Cap Fund	112	(112)	—
Small Cap II Fund	105	(105)	—
Small/Mid Cap Equity Fund	552	(552)	—
U.S. Managed Volatility Fund	264	(264)	—
Global Managed Volatility Fund	5,233	(5,233)	—
World Equity Ex-US Fund	(5,184)	5,184	—
Screened World Equity Ex-US Fund	(27)	27	—
Emerging Markets Equity Fund	5,932	(5,932)	—
Opportunistic Income Fund	(811)	(8,093)	8,904
Core Fixed Income Fund	5,936	(5,936)	—
High Yield Bond Fund	(1,233)	1,453	(220)
Long Duration Fund	(153)	153	—
Long Duration Credit Fund	(1,068)	1,068	—
Ultra Short Duration Bond Fund	607	(607)	—
Emerging Markets Debt Fund	(49,205)	49,205	—
Real Return Fund	13	(13)	—
Limited Duration Bond Fund	560	(560)	—
Intermediate Duration Credit Fund	156	(156)	—
Dynamic Asset Allocation Fund	31,524	(31,524)	—
Multi-Asset Real Return Fund	(859)	859	—

The tax character of dividends and distributions paid during the last two years or periods ended May 31, 2017 were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Large Cap Fund
	2017	$25,987	$71,695	$—	$97,682
	2016	35,569	292,539	—	328,108
Large Cap Disciplined Equity Fund
	2017	103,215	83,060	—	186,275
	2016	159,971	348,292	—	508,263
Large Cap Index Fund
	2017	38,016	25,618	—	63,634
	2016	40,817	67,747	—	108,564
S&P 500 Index Fund
	2017	62,217	—	—	62,217
	2016	70,828	4,237	—	75,065

SEI Institutional Investments Trust / Annual Report / May 31, 2017	339

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2017

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Extended Market Index Fund
	2017	$ 13,998	$ 13,853	$ —	$ 27,851
	2016	13,527	18,708	—	32,235
Small Cap Fund
	2017	4,465	14,225	—	18,690
	2016	8,250	54,149	—	62,399
Small Cap II Fund
	2017	2,948	8	—	2,956
	2016	5,957	25,875	—	31,832
Small/Mid Cap Equity Fund
	2017	37,496	46,109	—	83,605
	2016	32,327	210,982	—	243,309
U.S. Managed Volatility Fund
	2017	38,731	61,333	—	100,064
	2016	47,909	87,357	—	135,266
Global Managed Volatility Fund
	2017	43,994	1,910	—	45,904
	2016	—	—	—	—
World Equity Ex-US Fund
	2017	141,484	—	—	141,484
	2016	138,753	30,136	—	168,889
Screened World Equity Ex-US Fund
	2017	1,510	—	—	1,510
	2016	1,667	—	—	1,667
Emerging Markets Equity Fund
	2017	22,033	—	—	22,033
	2016	12,926	—	—	12,926
Opportunistic Income Fund
	2017	48,801	—	—	48,801
	2016	56,898	—	—	56,898
Core Fixed Income Fund
	2017	194,056	12,305	—	206,361
	2016	209,971	36,870	—	246,841
High Yield Bond Fund
	2017	206,105	—	—	206,105
	2016	181,482	54	—	181,536
Long Duration Fund
	2017	147,667	20,544	—	168,211
	2016	198,920	52,551	—	251,471
Long Duration Credit Fund
	2017	130,141	3,566	—	133,707
	2016	172,839	28,467	—	201,306
Ultra Short Duration Bond Fund
	2017	7,896	—	—	7,896
	2016	8,407	—	—	8,407
Emerging Markets Debt Fund
	2017	68,236	—	—	68,236
	2016	16,885	—	—	16,885
Real Return Fund
	2017	2,419	—	—	2,419
	2016	—	—	—	—
Limited Duration Bond Fund
	2017	18,542	—	—	18,542
	2016	12,469	11	—	12,480
Intermediate Duration Credit Fund
	2017	41,173	—	—	41,173

340	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
	2016	$40,672	$—	$—	$40,672
Dynamic Asset Allocation Fund
	2017	35,306	—	—	35,306
	2016	124,343	1,111	—	125,454
Multi-Asset Real Return Fund
	2017	12,571	—	—	12,571
	2016	7,020	—	—	7,020

As of May 31, 2017, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$34,633	$214,218	$—	$—	$—	$293,584	$(3)	$542,432
Large Cap Disciplined Equity Fund	59,812	186,705	—	—	—	594,810	(895)	840,432
Large Cap Index Fund	15,397	13,976	—	—	—	1,076,326	(687)	1,105,012
S&P 500 Index Fund	21,551	4,257	—	—	—	668,523	(2,089)	692,242
Extended Market Index Fund	6,099	15,751	—	—	—	117,639	(135)	139,354
Small Cap Fund	970	26,565	—	—	—	54,809	(4)	82,340
Small Cap II Fund	240	29,904	—	—	—	41,078	(20)	71,202
Small/Mid Cap Equity Fund	37,117	70,083	—	—	—	237,245	(1)	344,444
U.S. Managed Volatility Fund	19,798	63,269	—	—	—	266,950	(212)	349,805
Global Managed Volatility Fund	24,429	9,747	—	—	—	165,575	307	200,058
World Equity Ex-US Fund	87,942	—	(149,078)	—	—	1,088,516	(4,085)	1,023,295
Screened World Equity Ex-US Fund	1,294	—	(8,811)	—	—	13,356	(12)	5,827
Emerging Markets Equity Fund	8,588	—	(17,361)	—	—	139,748	(1)	130,974
Opportunistic Income Fund	29,236	—	(53,334)	—	—	(9,034)	—	(33,132)
Core Fixed Income Fund	20,596	—	—	(43,306)	—	72,403	(29,879)	19,814
High Yield Bond Fund	33,298	—	(69,503)	—	—	4,847	(15,602)	(46,960)
Long Duration Fund	5,688	—	—	(8,298)	—	119,378	(23,618)	93,150
Long Duration Credit Fund	10,769	1,882	—	—	—	98,505	(16,024)	95,132
Ultra Short Duration Bond Fund	720	—	(3,941)	—	—	984	(736)	(2,973)
Emerging Markets Debt Fund	40,118	—	(22,624)	—	—	(21,525)	(48,206)	(52,237)
Real Return Fund	595	—	(4,238)	—	—	225	(533)	(3,951)
Limited Duration Bond Fund	38	—	—	(1,560)	—	(486)	(27)	(2,035)
Intermediate Duration Credit Fund	137	—	(9,884)	(2,389)	—	12,073	(559)	(622)
Dynamic Asset Allocation Fund	45,895	13,228	—	—	—	758,873	7,633	825,629
Multi-Asset Real Return Fund	2,649	—	(19,106)	—	—	(71,511)	(1,025)	(88,993)

Post-October losses represent losses realized on investment transactions from November 1, 2015 through May 31, 2017 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains as follows:

	Expires 2018 ($ Thousands)	Expires 2019 ($ Thousands)	Total Capital Loss Carryforwards May 31, 2017 ($ Thousands)
Screened World Equity Ex-US Fund	$8,811	$—	$8,811
Opportunistic Income Fund	23,512	19,071	42,583

During the year ended May 31, 2017, the S&P 500 Index Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, High Yield Bond Fund, Long Duration Credit Fund, Emerging Markets Debt Fund and Intermediate Duration Credit Fund utilized capital

SEI Institutional Investments Trust / Annual Report / May 31, 2017	341

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2017

loss carryforwards to offset capital gains of $6,150 ($Thousands), $942 ($Thousands), $1,148 ($Thousands), $27,099 ($Thousands), $25,325 ($Thousands), $23,166 ($Thousands) and $8,918 ($Thousands), respectively.

Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
World Equity Ex-US Fund	149,078	–	149,078
Emerging Markets Equity Fund	1,697	15,664	17,361
Opportunistic Income Fund	–	10,751	10,751
High Yield Bond Fund	–	69,503	69,503
Ultra Short Duration Bond Fund	1,023	2,918	3,941
Emerging Markets Debt Fund	6,157	16,467	22,624
Real Return Fund	342	3,896	4,238
Intermediate Duration Credit Fund	2,217	7,667	9,884
Multi-Asset Real Return Fund	19,106	–	19,106

*	This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of securities owned at May 31, 2017, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bond and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at May 31, 2017, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$1,760,327	$351,087	$(57,503)	$293,584
Large Cap Disciplined Equity Fund	3,161,112	668,818	(74,894)	593,924
Large Cap Index Fund	1,341,452	1,129,466	(53,827)	1,075,639
S&P 500 Index Fund	3,531,678	835,021	(168,584)	666,437
Extended Market Index Fund	932,446	205,515	(88,013)	117,502
Small Cap Fund	510,967	80,512	(25,706)	54,806
Small Cap II Fund	493,343	63,652	(22,596)	41,056

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Small/Mid Cap Equity Fund	$1,727,262	$334,301	$(97,039)	$237,262
U.S. Managed Volatility Fund	1,211,629	303,971	(37,233)	266,738
Global Managed Volatility Fund	1,442,800	194,529	(28,607)	165,922
World Equity Ex-US Fund	7,343,925	1,346,689	(263,682)	1,083,007
Screened World Equity Ex-US Fund	88,866	17,477	(4,130)	13,347
Emerging Markets Equity Fund	1,083,437	191,534	(51,275)	140,259
Opportunistic Income Fund	2,228,556	24,864	(33,900)	(9,036)
Core Fixed Income Fund	6,211,529	115,741	(42,998)	72,743
High Yield Bond Fund	2,912,333	147,322	(143,585)	3,737
Long Duration Fund	2,075,168	147,111	(28,403)	118,708
Long Duration Credit Fund	3,447,724	129,153	(30,482)	98,671
Ultra Short Duration Bond Fund	487,368	1,785	(786)	999
Emerging Markets Debt Fund	2,115,280	1,372	(26,855)	(25,483)
Real Return Fund	160,913	886	(661)	225
Limited Duration Bond Fund	1,392,548	1,902	(2,392)	(490)
Intermediate Duration Credit Fund	1,675,159	21,662	(9,456)	12,206
Dynamic Asset Allocation Fund	1,631,151	836,291	(68,052)	768,239
Multi-Asset Real Return Fund	846,494	19,008	(15,145)	3,863

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of May 31, 2017, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

342	SEI Institutional Investments Trust / Annual Report / May 31, 2017

The market values of the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Limited Duration Bond, Intermediate Duration Credit and Multi-Asset Real Return Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Emerging Markets Debt Funds concentrate their investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk—Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk—With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — To the extent a Fund takes positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Leverage Risk —Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Funds’ share price and make the Funds’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

11. IN-KIND TRANSFERS OF SECURITIES

During the year ended May 31, 2017, the Core Fixed Income Fund issued/(redeemed) shares of beneficial interest in exchange for securities. These securities were

SEI Institutional Investments Trust / Annual Report / May 31, 2017	343

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Concluded)

May 31, 2017

transferred at their current value on the date of such transactions.

	Shares Issued ($ Thousands)	Value ($ Thousands)	Gain ($ Thousands)
Core Fixed Income Fund
02/01/2017	1,410	$14,311	$ —

During the year ended May 31, 2016, the Core Fixed Income, Long Duration and Long Duration Credit Funds issued/(redeemed) shares of beneficial interest in exchange for securities. These securities were transferred at their current value on the date of such transactions.

	Shares Issued (Redeemed) ($ Thousands)	Value ($ Thousands)	Gain ($ Thousands)
Core Fixed Income Fund
12/31/2015	6,509	$66,396	$ —
Long Duration Fund
05/31/2016	(3,777)	(33,688)	2,784
Long Duration Credit Fund
05/31/2016	3,309	33,688	—

12. SECURITIES LENDING

To the extent consistent with its Investment Objective and Strategies, a Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking-to-market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity.

Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund, L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of May 31, 2017 ($ Thousands):

Fund	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Large Cap Fund	$36,706	$36,706	$-
Large Cap Disciplined Equity Fund	23,415	23,415	-
Large Cap Index Fund	69,770	69,770	-
S&P 500 Index Fund	106,484	106,484	-
Extended Market Index Fund	129,053	129,053	-
Small Cap Fund	46,503	46,503	-
Small Cap II Fund	72,527	72,527	-
Small/Mid Cap Equity Fund	230,042	230,042	-
World Equity Ex-US Fund	446,377	446,377	-

(1)	Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

13. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of May 31, 2017, SPTC held of record the following:

Fund	% Held
Large Cap Fund	55.08%
Large Cap Disciplined Equity Fund	70.33%
Large Cap Index Fund	59.72%
S&P 500 Index Fund	57.25%
Extended Market Index Fund	68.37%
Small Cap Fund	43.23%
Small Cap II Fund	54.22%
Small/Mid Cap Equity Fund	61.12%
U.S. Managed Volatility Fund	56.58%
Global Managed Volatility Fund	52.27%
World Equity Ex-US Fund	63.74%
Screened World Equity Ex-US Fund	100.00%
Emerging Markets Equity Fund	67.70%
Opportunistic Income Fund	74.54%
Core Fixed Income Fund	58.28%
High Yield Bond Fund	55.94%
Long Duration Fund	71.14%
Long Duration Credit Fund	34.10%
Ultra Short Duration Bond Fund	90.24%
Emerging Markets Debt Fund	60.81%
Real Return Fund	64.79%
Limited Duration Bond Fund	69.13%
Intermediate Duration Credit Fund	51.44%
Dynamic Asset Allocation Fund	68.67%
Multi-Asset Real Return Fund	68.42%

344	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

14. REGULATORY MATTERS

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

15. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of May 31, 2017.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	345

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

SEI Institutional Investments Trust:

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund and Emerging Markets Equity Fund and the statements of assets and liabilities, including the schedules of investments, of the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-three of the twenty-five funds comprising the SEI Institutional Investments Trust (the Trust)), as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five year period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments, of the Dynamic Asset Allocation Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Multi-Asset Real Return Fund (two of the twenty-five funds comprising the Trust), as of May 31, 2017, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the consolidated financial highlights for each of the years in the five-year period then ended. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the SEI Institutional Investments Trust as of May 31, 2017, the results of their operations, the changes in their net assets, the cash flows for the Multi-Asset Real Return Fund, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

July 27, 2017

346	SEI Institutional Investments Trust / Annual Report / May 31, 2017

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of May 31, 2017.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	347

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 59 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernest & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006-2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

348	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	349

DISCLOSURE OF FUND EXPENSES (Unaudited)

May 31, 2017

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2016 through May 31, 2017).

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 12/1/16	Ending Account Value 5/31/17	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$986.50	0.20%	$0.99
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.00	0.20%	$1.01
Large Cap Disciplined Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,057.40	0.19%	$0.98
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.12	0.19%	$0.96
Large Cap Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,062.60	0.03%	$0.16
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.92	0.03%	$0.15

	Beginning Account Value 12/1/16	Ending Account Value 5/31/17	Annualized Expense Ratios	Expenses Paid During Period *
S&P 500 Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,107.30	0.06%	$0.32
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.63	0.06%	$0.30
Extended Market Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,068.60	0.05%	$0.26
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.68	0.05%	$0.25
Small Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,029.20	0.44%	$2.23
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.74	0.44%	$2.22

350	SEI Institutional Investments Trust / Annual Report / May 31, 2017

	Beginning Account Value 12/1/16	Ending Account Value 5/31/17	Annualized Expense Ratios	Expenses Paid During Period *
Small Cap II Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,029.70	0.43%	$2.18
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.79	0.43%	$2.17
Small/Mid Cap Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,041.70	0.44%	$2.24
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.74	0.44%	$2.22
U.S. Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,086.70	0.24%	$1.25
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.73	0.24%	$1.21
Global Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,113.30	0.25%	$1.32
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.68	0.25%	$1.26
World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,166.99	0.31%	$1.67
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.39	0.31%	$1.56
Screened World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,186.80	0.34%	$1.85
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.24	0.34%	$1.72
Emerging Markets Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,164.80	0.66%	$3.56
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.64	0.66%	$3.33
Opportunistic Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,023.10	0.26%	$1.31
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.64	0.26%	$1.31
Core Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,028.80	0.12%	$0.61
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.33	0.12%	$0.61
High Yield Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,072.10	0.31%	$1.60
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.39	0.31%	$1.56

	Beginning Account Value 12/1/16	Ending Account Value 5/31/17	Annualized Expense Ratios	Expenses Paid During Period *
Long Duration Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,064.80	0.15%	$0.77
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Long Duration Credit Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,061.90	0.15%	$0.77
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Ultra Short Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,009.20	0.12%	$0.60
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.33	0.12%	$0.61
Emerging Markets Debt Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,113.40	0.43%	$2.27
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.79	0.43%	$2.17
Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,009.40	0.08%	$0.40
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.53	0.08%	$0.40
Limited Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,009.10	0.11%	$0.55
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.38	0.11%	$0.56
Intermediate Duration Credit Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,036.80	0.15%	$0.76
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Dynamic Asset Allocation Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,110.40	0.08%	$0.42
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.53	0.08%	$0.40
Multi-Asset Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$989.10	0.45%	$2.23
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.69	0.45%	$2.27

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

SEI Institutional Investments Trust / Annual Report / May 31, 2017	351

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING FUNDS’ INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited)

SEI Institutional Investments Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 28-29, 2017 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on June 21-22, 2016, September 13-14, 2016, December 6-7, 2016 and March 28-29, 2017. In each case, the Board’s approval (or renewal) was based on its

352	SEI Institutional Investments Trust / Annual Report / May 31, 2017

consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds (except when such metric was not available due to a limited operating history) and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	353

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING FUNDS’ INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited) (Concluded)

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

354	SEI Institutional Investments Trust / Annual Report / May 31, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a May 31, 2017, taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2017, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended May 31, 2017, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	73.40%	0.00%	26.60%	100.00%	59.64%
Large Cap Disciplined Equity Fund	44.59%	0.00%	55.41%	100.00%	43.04%
Large Cap Index Fund	40.26%	0.00%	59.74%	100.00%	84.14%
S&P 500 Index Fund	0.00%	0.00%	100.00%	100.00%	91.36%
Extended Market Index Fund	49.74%	0.00%	50.26%	100.00%	40.80%
Small Cap Fund	76.11%	0.00%	23.89%	100.00%	79.85%
Small Cap II Fund	0.26%	0.00%	99.74%	100.00%	96.45%
Small/Mid Cap Equity Fund	55.15%	0.00%	44.85%	100.00%	32.04%
U.S. Managed Volatility Fund	61.29%	0.00%	38.71%	100.00%	59.46%
Global Managed Volatility Fund	4.16%	0.00%	95.84%	100.00%	31.02%
World Equity Ex-US Fund(6)	0.00%	0.00%	100.00%	100.00%	0.00%
Screened World Equity Ex-US Fund(7)	0.00%	0.00%	100.00%	100.00%	0.82%
Emerging Markets Equity Fund(8)	0.00%	0.00%	100.00%	100.00%	0.44%
Opportunistic Income Fund	0.00%	0.00%	100.00%	100.00%	0.32%
Core Fixed Income Fund	5.99%	0.00%	94.01%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Long Duration Fund	12.05%	0.00%	87.95%	100.00%	0.00%
Long Duration Credit Fund	2.69%	0.00%	97.31%	100.00%	0.00%
Ultra Short Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Limited Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Intermediate Duration Credit Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	0.00%	0.00%	100.00%	100.00%	58.10%
Multi-Asset Real Return Fund	0.00%	0.00%	100.00%	100.00%	16.44%
		(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Large Cap Fund		61.54%	0.00%	0.00%	0.00%
Large Cap Disciplined Equity Fund		43.78%	0.01%	0.00%	100.00%
Large Cap Index Fund		85.79%	0.03%	0.00%	100.00%
S&P 500 Index Fund		93.34%	0.03%	0.02%	0.00%
Extended Market Index Fund		43.20%	0.04%	0.03%	100.00%
Small Cap Fund		86.46%	0.00%	0.02%	0.00%
Small Cap II Fund		96.88%	0.01%	0.03%	0.00%
Small/Mid Cap Equity Fund		34.27%	0.00%	0.01%	100.00%
U.S. Managed Volatility Fund		65.48%	0.00%	0.01%	100.00%
Global Managed Volatility Fund		66.88%	0.01%	0.01%	100.00%
World Equity Ex-US Fund(6)		63.06%	0.02%	0.01%	0.00%
Screened World Equity Ex-US Fund(7)		99.05%	0.02%	0.29%	0.00%
Emerging Markets Equity Fund(8)		62.56%	0.00%	0.12%	0.00%
Opportunistic Income Fund		0.32%	0.91%	95.72%	0.00%

SEI Institutional Investments Trust / Annual Report / May 31, 2017	355

NOTICE TO SHAREHOLDERS (Unaudited) (Concluded)

	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Core Fixed Income Fund	0.00%	15.54%	83.22%	100.00%
High Yield Bond Fund	0.00%	0.00%	86.51%	0.00%
Long Duration Fund	0.00%	10.01%	81.93%	100.00%
Long Duration Credit Fund	0.00%	2.79%	98.95%	100.00%
Ultra Short Duration Bond Fund	0.00%	3.00%	95.98%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	0.00%	0.00%
Real Return Fund	0.00%	100.00%	0.13%	0.00%
Limited Duration Bond Fund	0.00%	22.73%	92.88%	100.00%
Intermediate Duration Credit Fund	0.00%	2.63%	95.27%	0.00%
Dynamic Asset Allocation Fund	59.03%	0.00%	0.77%	0.00%
Multi-Asset Real Return Fund	18.52%	50.39%	33.83%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the SEI Institutional Trust, who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2017, the total amount of foreign source income is $178,438,702. The total amount of foreign tax to be paid is $16,192,667. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(7)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2017, the total amount of foreign source income is $2,339,637. The total amount of foreign tax paid is $205,066. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(8)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2017, the total amount of foreign source income is $22,703,912. The total amount of foreign tax paid is $2,602,729. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV

Items (A), (B) and (C) are based on the percentage of each Fund’s total distribution.

Items (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

356	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SEI Institutional Investments Trust Annual Report May 31, 2017

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

   1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-140 (5/17)

Item 2.     Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.     Audit Committee Financial Expert.

(a)(1)  The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2)  The audit committee financial experts are Susan Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Cote, Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.     Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2017 and 2016 as follows:

		Fiscal Year 2017			Fiscal Year 2016
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$910,875	$0	N/A	$849,500	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees (3)	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$277,570	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g) for a description of the services comprising the fees disclosed under this category.

(3)	Tax fees include amounts related to tax compliance and consulting services for various service affiliates of the Registrant.

(e)(1)  The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2017	Fiscal Year 2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)      Not Applicable.

(g)      The aggregate non-audit fees and services billed by KPMG for the fiscal years 2017 and 2016 were $277,570 and $240,350, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h)      During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments

(a)      The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund and Emerging Markets Equity Fund and the Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Dynamic Asset Allocation Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund and the Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Multi-Asset Real Return Fund are included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Fund

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK – 95.0%

Consumer Discretionary – 11.1%
Abercrombie & Fitch, Cl A (A)	20,200	$266
Amazon.com *	2,257	2,245
AMC Networks, Cl A *	16,611	880
American Eagle Outfitters (A)	99,000	1,139
AutoZone *	22,162	13,428
Bed Bath & Beyond	19,456	669
Best Buy	46,054	2,735
Big Lots (A)	28,341	1,384
Brunswick	13,188	729
Children’s Place	8,300	898
Comcast, Cl A	13,251	552
Cooper Tire & Rubber (A)	40,728	1,466
Dana Holdings	12,453	263
Darden Restaurants	2,842	253
Dick’s Sporting Goods	1,669	69
Dillard’s, Cl A (A)	15,300	788
Dollar General	333,448	24,472
DR Horton	38,112	1,246
Foot Locker	23,555	1,399
Ford Motor	264,335	2,939
GameStop, Cl A (A)	28,800	638
Gannett	19,350	152
General Motors	174,863	5,933
Goodyear Tire & Rubber	79,549	2,563
Grand Canyon Education *	3,398	266
Harley-Davidson (A)	35,800	1,898
Home Depot	6,175	948
International Game Technology	20,873	370
Kate Spade *	4,979	92
KB Home (A)	76,200	1,599
Kohl’s (A)	50,200	1,929
Las Vegas Sands	20,707	1,224
Lear	43,845	6,535
Liberty Global *	300,877	8,942
Liberty Global, Cl A *	70,711	2,162
Liberty Interactive QVC Group, Cl A *	656,509	15,402
Lowe’s	343,848	27,085
Macy’s	37,500	881
Michael Kors Holdings *	28,914	959
NIKE, Cl B	222,655	11,798
NVR *	282	644
Office Depot	33,446	171
Omnicom Group	207,582	17,379
Scripps Networks Interactive, Cl A (A)	1,370	91
Target	34,300	1,892
TEGNA	65,297	1,550
Tenneco	21,083	1,199
Tiffany	81,717	7,106
Time Warner	6,299	627
TJX	212,215	15,961
Toll Brothers	9,601	354

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Tractor Supply	164,577	$9,076
TripAdvisor *(A)	206,516	7,953
Tupperware Brands	7,351	529
Urban Outfitters *(A)	3,154	60
Viacom, Cl B	36,800	1,280
Visteon *	2,168	217
Walt Disney	37,859	4,087
Whirlpool	9,969	1,850
Wyndham Worldwide	24,700	2,494

		223,716

Consumer Staples – 8.2%
Altria Group	15,675	1,183
Archer-Daniels-Midland	76,883	3,197
Bunge	56,123	4,488
Colgate-Palmolive	191,117	14,594
Conagra Brands	41,961	1,617
CVS Health	284,576	21,864
Dean Foods (A)	145,628	2,656
Ingredion	13,303	1,518
JM Smucker	104,414	13,349
Kroger	449,694	13,392
Nu Skin Enterprises, Cl A (A)	22,418	1,230
PepsiCo	186,069	21,746
Philip Morris International	168,869	20,231
Pilgrim’s Pride *(A)	76,890	1,789
Procter & Gamble	139,491	12,288
Reynolds American	240,711	16,188
Rite Aid *	15,556	53
Sanderson Farms (A)	10,602	1,258
SUPERVALU *	120,100	462
Tyson Foods, Cl A	53,053	3,042
Wal-Mart Stores	126,186	9,918

		166,063

Energy – 4.1%
Anadarko Petroleum	14,825	749
Baker Hughes	5,207	287
Chevron	193,665	20,040
ConocoPhillips	36,898	1,649
CONSOL Energy *	60,916	884
Devon Energy	7,687	261
Dril-Quip *(A)	11,771	584
Exxon Mobil	171,009	13,766
Marathon Petroleum	101,862	5,301
Murphy Oil (A)	10,211	249
National Oilwell Varco (A)	33,900	1,108
Occidental Petroleum	208,222	12,271
Oceaneering International (A)	63,935	1,559
Pioneer Natural Resources	1,201	200
Rowan, Cl A *(A)	62,446	752
Royal Dutch Shell ADR, Cl A	188,554	10,259

SEI Institutional Investments Trust / Annual Report / May 31, 2017	1

SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Fund (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Southwestern Energy *	74,950	$454
Tesoro	56,736	4,723
Tsakos Energy Navigation (A)	126,600	541
Valero Energy	115,982	7,129
World Fuel Services	11,341	401

		83,167

Financials – 17.5%
Aflac	299,676	22,590
Allied World Assurance Holdings	938	49
Allstate	89,444	7,723
Ally Financial	13,499	250
American International Group	24,100	1,534
Ameriprise Financial	27,030	3,265
Annaly Capital Management ‡	253,400	3,036
Aspen Insurance Holdings	2,572	131
Assurant	16,800	1,646
Assured Guaranty	93,919	3,668
Axis Capital Holdings	12,460	817
Bank of America	813,401	18,228
Bank of New York Mellon	16,030	755
BB&T	44,100	1,837
Berkshire Hathaway, Cl B *	13,600	2,248
Capital One Financial	43,584	3,352
Charles Schwab	262,224	10,161
CIT Group	26,600	1,198
Citigroup	237,139	14,356
Citizens Financial Group	75,332	2,569
CME Group, Cl A	101,674	11,925
CNA Financial	37,100	1,692
Discover Financial Services	64,900	3,810
Donnelley Financial Solutions *	8,862	202
Evercore Partners, Cl A	4,517	306
Everest Re Group	20,044	5,104
FactSet Research Systems	49,480	8,198
Fifth Third Bancorp	103,100	2,448
Goldman Sachs Group	10,145	2,143
Hartford Financial Services Group	61,716	3,048
Intercontinental Exchange	224,866	13,535
JPMorgan Chase	259,430	21,312
KeyCorp	100,000	1,747
Lazard, Cl A	15,967	711
Legg Mason	27,700	1,021
Leucadia National	8,666	211
Lincoln National	69,056	4,487
Marsh & McLennan	217,961	16,905
MetLife	42,400	2,145
MGIC Investment *	264,715	2,801
Moody’s	229,171	27,145
Morgan Stanley	71,070	2,966
MSCI, Cl A	146,974	14,952
Navient	69,800	1,007

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
PNC Financial Services Group	48,690	$5,780
Popular	68,750	2,558
Prudential Financial	70,388	7,380
Radian Group	62,800	1,009
Regions Financial	271,500	3,758
Reinsurance Group of America, Cl A	13,828	1,722
S&P Global	10,237	1,462
Starwood Property Trust ‡	64,800	1,427
State Street	248,952	20,280
SunTrust Banks	137,769	7,353
Synovus Financial	13,432	549
Travelers	67,787	8,463
Unum Group	90,077	4,052
US Bancorp	348,959	17,759
Validus Holdings	30,438	1,625
Voya Financial	118,738	4,058
Wells Fargo	272,238	13,922

		352,391

Health Care – 16.4%
Abbott Laboratories	368,476	16,825
AbbVie	62,000	4,093
Aetna	23,381	3,387
Allergan	45,109	10,093
AmerisourceBergen	128,874	11,827
Amgen	131,072	20,348
Anthem	23,360	4,260
Baxter International	72,161	4,280
Becton Dickinson	177,042	33,502
Biogen *	47,541	11,779
Bioverativ *	5,829	321
Cardinal Health	25,000	1,857
Celgene *	165,685	18,956
Centene *	1,139	83
Cigna	16,300	2,628
DENTSPLY SIRONA	152,941	9,715
Express Scripts Holding *	31,613	1,889
Gilead Sciences	74,408	4,828
HCA Healthcare *	32,200	2,637
Humana	567	132
Johnson & Johnson	395,392	50,709
Mallinckrodt *	19,425	838
McKesson	4,560	744
Medtronic	774	65
Merck	334,390	21,772
Mettler Toledo International *	27,710	16,150
Pfizer	393,896	12,861
Quest Diagnostics	7,800	848
Quintiles IMS Holdings *	143,817	12,431
United Therapeutics *	22,584	2,730
UnitedHealth Group	208,330	36,495
Varian Medical Systems *	92,889	9,198

2	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Vertex Pharmaceuticals *	5,216	$645
Waters *	1,866	335
WellCare Health Plans *	9,886	1,698

		330,959

Industrials – 10.0%
3M	152,850	31,253
AerCap Holdings *	9,523	419
AGCO	26,900	1,722
American Airlines Group	47,000	2,275
Boeing	37,349	7,008
BWX Technologies	2,257	110
Chicago Bridge & Iron (A)	40,300	762
Crane	17,258	1,339
Cummins	38,618	6,090
Delta Air Lines	143,171	7,034
Expeditors International of Washington	1,037	55
FedEx	81,330	15,765
General Electric	40,546	1,110
Graco	118,294	12,997
Hawaiian Holdings *	23,048	1,155
Honeywell International	2,609	347
Huntington Ingalls Industries	17,627	3,452
Illinois Tool Works	128,874	18,200
Ingersoll-Rand	18,601	1,667
JetBlue Airways *	23,061	517
LSC Communications	56,940	1,211
Manpowergroup	41,574	4,235
Masco	50,057	1,865
Middleby *	97,017	12,453
Moog, Cl A *	18,200	1,275
MSC Industrial Direct, Cl A	4,990	419
Nielsen Holdings	198,016	7,620
Norfolk Southern	3,417	424
Northrop Grumman	3,681	954
Orbital ATK	2,050	208
Oshkosh Truck	12,331	778
Owens Corning	46,515	2,903
Pitney Bowes	85,200	1,267
Quanta Services *	59,779	1,833
Raytheon	6,755	1,108
Regal-Beloit	4,891	387
Republic Services, Cl A	2,468	157
RR Donnelley & Sons	23,633	282
Ryder System	24,100	1,601
Southwest Airlines	60,168	3,615
Spirit AeroSystems Holdings, Cl A	58,607	3,193
Spirit Airlines *	10,992	584
Timken	60,633	2,798
Trinity Industries	43,000	1,097
Union Pacific	5,642	622
United Continental Holdings *	80,531	6,416

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
United Rentals *	5,466	$594
United Technologies	134,684	16,334
Vectrus *	900	27
Waste Management	15,698	1,145
WW Grainger	69,194	11,921

		202,603

Information Technology – 19.3%
Accenture, Cl A	974	121
Activision Blizzard	5,476	321
Adobe Systems *	1,018	144
Advanced Energy Industries *	3,718	286
Akamai Technologies *	7,027	331
Alphabet, Cl A *	18,587	18,347
Alphabet, Cl C *	15,054	14,525
Amdocs	9,418	610
Amkor Technology *	41,977	476
Analog Devices	158,187	13,566
Apple	59,685	9,117
Applied Materials	102,881	4,720
Arrow Electronics *	8,675	656
ASML Holding, Cl G (A)	42,000	5,544
Aspen Technology *	25,841	1,580
Automatic Data Processing	166,931	17,089
Booz Allen Hamilton Holding, Cl A	15,381	607
Brocade Communications Systems	4,443	56
CA	42,300	1,344
Cadence Design Systems *	3,895	137
CDW	6,945	418
Cisco Systems	262,313	8,271
Citrix Systems *	10,710	884
Convergys	60,800	1,478
CoreLogic *	14,460	626
Corning	139,856	4,070
Dell Technologies, Cl V *	16,496	1,145
DST Systems	1,643	199
DXC Technology	9,217	715
eBay *	583,561	20,016
Electronic Arts *	140,796	15,956
Facebook, Cl A *	115,224	17,452
Flex *	118,300	2,042
FLIR Systems	14,027	531
Hewlett Packard Enterprise	116,010	2,182
HP	186,156	3,492
IAC *	2,870	305
Intel	329,878	11,912
International Business Machines	31,071	4,742
Intuit	72,413	10,184
Jabil Circuit	45,304	1,356
Juniper Networks	92,099	2,701
Keysight Technologies *	8,012	310
Lam Research	31,334	4,862

SEI Institutional Investments Trust / Annual Report / May 31, 2017	3

SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Fund  (Concluded)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Marvell Technology Group	28,233	$487
Mastercard, Cl A	310,626	38,170
Maxim Integrated Products	7,425	355
Microchip Technology	167,501	13,953
Micron Technology *	69,788	2,147
Microsoft	435,800	30,436
NCR *	47,300	1,822
Nvidia	44,054	6,359
ON Semiconductor *	31,697	491
Oracle	327,561	14,868
PayPal Holdings *	464,110	24,231
QUALCOMM	43,369	2,484
Sanmina *	4,832	177
Seagate Technology (A)	46,800	2,039
Symantec	384,547	11,656
Synopsys *	4,000	299
Tech Data *	18,100	1,755
Teradata *(A)	6,716	183
Teradyne	17,188	611
Texas Instruments	9,174	757
VeriSign *(A)	25,136	2,266
Visa, Cl A	231,334	22,030
Vishay Intertechnology (A)	100,400	1,642
Western Digital	22,400	2,017
Western Union (A)	81,100	1,543
Xerox	228,729	1,617
Zynga, Cl A *	143,106	504

		390,325

Materials – 3.3%
AdvanSix *	26,554	764
Avery Dennison	971	82
Cabot	44,166	2,307
Celanese, Cl A	31,968	2,767
Chemours	8,558	342
Domtar (A)	28,600	1,040
E.I. du Pont de Nemours	7,003	553
Eastman Chemical	37,634	3,015
Ecolab	63,579	8,446
Huntsman	69,651	1,665
International Paper	43,000	2,274
Louisiana-Pacific *	23,197	517
LyondellBasell Industries, Cl A	85,985	6,923
Monsanto	3,493	410
Newmont Mining	5,640	193
Owens-Illinois *	56,900	1,284
Packaging Corp of America	25,200	2,574
Praxair	65,690	8,690
Reliance Steel & Aluminum	26,953	1,966
Sherwin-Williams	52,629	17,461
Silgan Holdings	10,566	336
Steel Dynamics	6,677	227

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Trinseo	18,876	$1,216
WestRock	9,954	542

		65,594

Real Estate – 2.3%
Brixmor Property Group	36,207	653
Camden Property Trust	3,284	274
CBL & Associates Properties (A)	65,600	504
CBRE Group, Cl A *	32,597	1,137
Crown Castle International	174,162	17,704
Equinix	22,163	9,774
Gaming and Leisure Properties	29,635	1,088
Hospitality Properties Trust	112,731	3,260
Host Hotels & Resorts	79,431	1,429
Hudson Pacific Properties	24,942	817
LaSalle Hotel Properties	43,568	1,239
Lexington Realty Trust	223,000	2,143
Mack-Cali Realty	27,717	737
National Retail Properties	10,940	420
Outfront Media	3,141	72
Piedmont Office Realty Trust, Cl A	28,511	604
Public Storage	1,917	413
RLJ Lodging Trust	57,580	1,172
Ryman Hospitality Properties	5,215	336
Uniti Group	12,538	314
Ventas	3,777	251
VEREIT	152,600	1,262
Xenia Hotels & Resorts	37,179	665

		46,268

Telecommunication Services – 0.8%
AT&T	171,829	6,620
Level 3 Communications *	3,232	192
Telephone & Data Systems	7,109	203
Verizon Communications	202,931	9,465

		16,480

Utilities – 2.0%
AES	276,233	3,226
Ameren	13,628	773
American Electric Power	76,068	5,460
CenterPoint Energy	19,699	564
Consolidated Edison	17,772	1,471
DTE Energy	20,533	2,249
Edison International	52,617	4,292
Entergy	76,555	6,052
Eversource Energy	4,947	307
Exelon	125,590	4,560
FirstEnergy	89,900	2,629
Hawaiian Electric Industries	44,605	1,478
PG&E	10,156	695
Public Service Enterprise Group	152,587	6,853

4	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
SCANA	3,849	$263

		40,872

Total Common Stock (Cost $1,601,337) ($ Thousands)		1,918,438

AFFILIATED PARTNERSHIP — 1.9%
SEI Liquidity Fund, L.P. 0.910% **†(B)	37,875,173	37,873

Total Affiliated Partnership (Cost $37,875) ($ Thousands)		37,873

CASH EQUIVALENT — 4.8%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**†	97,599,669	97,600

Total Cash Equivalent (Cost $97,600) ($ Thousands)		97,600

Total Investments — 101.7% (Cost $1,736,812) ($ Thousands)		$2,053,911

Percentages are based on Net Assets of $2,019,282 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2017.
†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017 was $36,706 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $37,873 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

MSCI — Morgan Stanley Capital International

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,918,438	$–	$–	$1,918,438
Affiliated Partnership	–	37,873	–	37,873
Cash Equivalent	97,600	–	–	97,600

Total Investments in Securities	$2,016,038	$37,873	$–	$2,053,911

For the ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	5

SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Disciplined Equity Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.3%

Consumer Discretionary — 9.4%
Adient	10,300	$706
Advance Auto Parts	55,294	7,389
Amazon.com *	39,571	39,358
Asbury Automotive Group *	5,800	325
AutoNation *(A)	21,500	850
AutoZone *	39,870	24,158
Bed Bath & Beyond	200	7
Best Buy	55,539	3,298
Bloomin’ Brands	23,010	461
BorgWarner	300	13
Burlington Stores *	27,520	2,693
Carmax *	300	19
Carnival, Cl A	700	45
Carter’s	8,250	678
CBS, Cl B	65,700	4,015
Charter Communications, Cl A *	9,600	3,317
Chico’s FAS	45,370	429
Chipotle Mexican Grill, Cl A *	100	48
Coach	400	18
Comcast, Cl A	1,253,576	52,262
Cooper-Standard Holdings *	17,500	1,890
Darden Restaurants	300	27
Delphi Automotive	134,960	11,872
Discovery Communications, Cl C *	144,275	3,727
DISH Network, Cl A *	300	19
Dollar General	400	29
Dollar Tree *	700	54
Domino’s Pizza	2,103	445
DR Horton	228,900	7,483
Emerald Expositions Events (A)	29,500	604
Expedia	200	29
Extended Stay America	97,500	1,775
Five Below *(A)	7,120	365
Foot Locker	200	12
Ford Motor	67,500	751
Fox Factory Holding *	15,505	509
Francesca’s Holdings *	17,100	216
Gap	400	9
Garmin (A)	800	42
General Motors	235,700	7,997
Genuine Parts	23,000	2,130
Goodyear Tire & Rubber	400	13
H&R Block	600	16
Hanesbrands (A)	600	12
Harley-Davidson	300	16
Hasbro	200	21
Home Depot	41,174	6,321
Interpublic Group	1,100	27
Kohl’s (A)	4,300	165
L Brands	400	21
Leggett & Platt	11,105	578

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Lennar, Cl A	8,100	$416
Liberty Interactive, Cl A *	84,200	1,975
LKQ *	85,600	2,696
Lowe’s	325,161	25,613
Lululemon Athletica *	42,575	2,055
Macy’s	209,700	4,928
Madison Square Garden, Cl A *	12,025	2,350
Marriott International, Cl A	5,860	631
Mattel	500	11
McDonald’s	201,366	30,384
Michael Kors Holdings *	300	10
Modine Manufacturing *	63,103	959
Mohawk Industries *	100	24
NetFlix *	26,272	4,284
Newell Brands	800	42
News, Cl A	600	8
NIKE, Cl B	2,200	117
Nordstrom	200	8
Nutrisystem (A)	57,300	2,982
NVR *	700	1,598
Omnicom Group	400	34
O’Reilly Automotive *	500	121
Priceline Group *	300	563
PulteGroup	500	11
PVH	21,500	2,278
Ralph Lauren, Cl A	100	7
Ross Stores	97,000	6,200
Royal Caribbean Cruises	1,100	121
Scholastic	18,960	806
Scripps Networks Interactive, Cl A (A)	300	20
Signet Jewelers	100	5
Staples	1,400	13
Starbucks	3,300	210
Steven Madden *	21,510	844
Target	102,300	5,642
TEGNA	91,700	2,177
Tiffany	200	17
Time Warner	111,242	11,067
TJX	1,100	83
Tractor Supply	200	11
TripAdvisor *	200	8
Twenty-First Century Fox, Cl A	5,300	144
Twenty-First Century Fox, Cl B	61,200	1,646
Ulta Beauty *	35,125	10,708
VF	600	32
Viacom, Cl B	139,200	4,843
Walt Disney	74,832	8,077
Whirlpool	54,180	10,053
Wyndham Worldwide	200	20
Wynn Resorts	200	26
Yum China Holdings *	224,702	8,631

6	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Yum! Brands	96,300	$6,995

		349,768

Consumer Staples — 9.2%
Altria Group	500,132	37,730
Archer-Daniels-Midland	63,700	2,649
Avon Products *	119,000	405
Brown-Forman, Cl B	400	21
Bunge	90,504	7,238
Campbell Soup	600	35
Church & Dwight	600	31
Clorox	200	27
Coca-Cola	719,172	32,701
Colgate-Palmolive	1,400	107
Conagra Brands	309,061	11,911
Constellation Brands, Cl A	21,200	3,874
Costco Wholesale	32,805	5,919
Coty, Cl A	1,400	26
CVS Health	117,708	9,043
Dr. Pepper Snapple Group	500	46
Estee Lauder, Cl A	400	38
General Mills	900	51
Hershey	200	23
Hormel Foods	1,100	37
JM Smucker	200	26
Kellogg	158,760	11,367
Kimberly-Clark	41,772	5,419
Kraft Heinz	176,642	16,286
Kroger	2,200	65
McCormick	200	21
Mead Johnson Nutrition, Cl A	300	27
Molson Coors Brewing, Cl B	173,330	16,430
Mondelez International, Cl A	333,040	15,516
Monster Beverage *	1,000	51
PepsiCo	335,477	39,207
Philip Morris International	346,656	41,529
Procter & Gamble	294,786	25,968
Reynolds American	1,596	107
Sprouts Farmers Market *(A)	39,605	949
Sysco	3,000	164
Tyson Foods, Cl A	190,600	10,929
US Foods Holding *	109,649	3,285
Walgreens Boots Alliance	403,035	32,654
Wal-Mart Stores	126,934	9,977
Whole Foods Market	600	21

		341,910

Energy — 5.4%
Anadarko Petroleum	77,800	3,931
Apache	1,200	56
Baker Hughes	36,780	2,028
Cabot Oil & Gas	1,000	22

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Chesapeake Energy *(A)	1,400	$7
Chevron	121,558	12,579
Cimarex Energy	30,315	3,261
Concho Resources *	1,100	139
ConocoPhillips	432,483	19,328
Devon Energy	227,600	7,734
Ensco, Cl A (A)	237,395	1,481
EOG Resources	96,512	8,716
EQT	300	17
ExxonMobil	261,108	21,019
Halliburton	111,800	5,052
Helmerich & Payne (A)	1,000	53
Hess	400	18
HollyFrontier (A)	34,210	818
Kinder Morgan	3,000	56
Magellan Midstream Partners (B)	235,079	17,064
Marathon Oil	1,200	16
Marathon Petroleum	101,600	5,287
Matador Resources *(A)	25,875	590
McDermott International *	40,500	251
Murphy Oil	600	15
National Oilwell Varco	600	20
NCS Multistage Holdings *	36,700	963
Newfield Exploration *	206,500	6,707
Newpark Resources *	80,530	596
Noble Energy	56,600	1,624
Occidental Petroleum	1,200	71
Oceaneering International	24,510	598
ONEOK (A)	68,800	3,418
Phillips 66	236,069	17,967
Pioneer Natural Resources	28,710	4,791
Range Resources	4,000	92
Rowan, Cl A *	24,721	298
Schlumberger	216,328	15,054
Suncor Energy	550,733	17,243
TechnipFMC *	700	20
Tesoro	200	17
Transocean *(A)	800	7
Valero Energy	244,653	15,039
Williams	200,300	5,729

		199,792

Financials — 13.8%
Affiliated Managers Group	100	15
Aflac	1,000	75
Allstate	58,800	5,077
American Express	204,561	15,739
American International Group	145,500	9,258
Ameriprise Financial	436	53
Aon	67,190	8,796
Arch Capital Group *	10,225	994
Arthur J Gallagher	42,700	2,422

SEI Institutional Investments Trust / Annual Report / May 31, 2017	7

SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Disciplined Equity Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Assurant	11,600	$1,137
Assured Guaranty	91,347	3,568
Bank of America	1,685,452	37,771
Bank of New York Mellon	418,963	19,742
BankUnited	22,550	748
BB&T	1,500	62
Berkshire Hathaway, Cl B *	300,720	49,703
BlackRock, Cl A	900	368
Capital One Financial	64,600	4,969
CBOE Holdings	100	9
Charles Schwab	2,000	78
Chubb	741	106
Cincinnati Financial	7,700	540
Citigroup	1,021,623	61,849
Citizens Financial Group	128,500	4,382
CME Group, Cl A	132,389	15,528
Comerica	57,255	3,925
Commerce Bancshares	130,935	7,009
Discover Financial Services	279,932	16,432
Donnelley Financial Solutions *	62,253	1,418
E*TRADE Financial *	700	24
FCB Financial Holdings, Cl A *	2,000	92
Fifth Third Bancorp	179,100	4,252
Franklin Resources	600	25
Goldman Sachs Group	48,700	10,288
Hartford Financial Services Group	3,200	158
Home BancShares	33,660	788
Huntington Bancshares	2,000	25
Intercontinental Exchange	351,800	21,175
Invesco	1,000	32
Invesco Mortgage Capital ‡	45,500	734
JPMorgan Chase	336,511	27,644
KeyCorp	235,500	4,114
Leucadia National	65,800	1,605
Lincoln National	700	46
Loews	500	24
M&T Bank	16,042	2,510
Marsh & McLennan	125,051	9,699
MetLife	393,340	19,899
Moody’s	300	36
Morgan Stanley	314,767	13,138
Morningstar	8,060	590
Nasdaq	800	54
Navient	49,100	709
Northern Trust	800	70
PacWest Bancorp	80,337	3,749
People’s United Financial	42,700	708
PNC Financial Services Group	74,500	8,843
Principal Financial Group	59,000	3,712
Progressive	234,370	9,944
Prudential Financial	900	94
Raymond James Financial	29,500	2,132

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Regions Financial	296,000	$4,097
Reinsurance Group of America, Cl A	7,465	929
S&P Global	129,133	18,441
SLM *	249,156	2,589
State Street	1,000	81
SunTrust Banks	181,150	9,668
Synchrony Financial	324,037	8,700
T. Rowe Price Group	600	42
Torchmark	25,000	1,888
Travelers	600	75
Unum Group	160,300	7,210
US Bancorp	543,177	27,642
Validus Holdings	17,055	911
Washington Federal	28,900	923
Wells Fargo	164,955	8,436
Willis Towers Watson	300	44
XL Group	600	26
Zions Bancorporation	50,700	2,032

		512,420

Health Care — 13.2%
Abbott Laboratories	223,179	10,190
AbbVie	191,638	12,652
Aetna	47,195	6,837
Agilent Technologies	100,320	6,053
Alexion Pharmaceuticals *	400	39
Allergan	81,411	18,216
AmerisourceBergen	300	27
Amgen	69,250	10,750
AMN Healthcare Services *	21,300	772
Anthem	1,300	237
Baxter International	219,926	13,044
Becton Dickinson	40,200	7,607
Biogen *	27,338	6,773
Boston Scientific *	334,265	9,035
Bristol-Myers Squibb	3,200	173
C.R. Bard	100	31
Cardinal Health	3,400	253
Catalent *	30,085	1,069
Celgene *	330,373	37,798
Cellectis ADR *(A)	18,060	430
Centene *	4,800	349
Cerner *	185,280	12,108
Cigna	3,200	516
Cooper	11,400	2,494
Danaher	63,500	5,394
DaVita HealthCare Partners *	300	20
DENTSPLY SIRONA	1,100	70
Edwards Lifesciences *	600	69
Eli Lilly	54,275	4,319
Envision Healthcare *	200	11
Express Scripts Holding *	272,428	16,278

8	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Gilead Sciences	296,421	$19,235
HCA Healthcare *	166,793	13,662
Henry Schein *	200	37
Hologic *	500	22
Humana	20,390	4,736
IDEXX Laboratories *	19,200	3,233
Illumina *	400	71
INC Research Holdings, Cl A *	14,510	825
Incyte *	16,195	2,094
Intuitive Surgical *	1,500	1,372
Johnson & Johnson	294,716	37,797
Laboratory Corp of America Holdings *	200	28
Mallinckrodt *	106,700	4,602
McKesson	400	65
Medtronic	383,596	32,329
Merck	678,245	44,160
Mettler Toledo International *	200	116
Mylan *	301,907	11,768
PerkinElmer	600	38
Perrigo (A)	300	22
Pfizer	843,528	27,541
Quest Diagnostics	31,800	3,459
Regeneron Pharmaceuticals *	100	46
STERIS	10,920	847
Stryker	80,870	11,561
Thermo Fisher Scientific	50,060	8,650
UnitedHealth Group	313,660	54,947
Universal Health Services, Cl B	100	11
Valeant Pharmaceuticals International *	169,610	2,044
Varian Medical Systems *	200	20
Vertex Pharmaceuticals *	15,500	1,916
Waters *	200	36
Zimmer Biomet Holdings	3,700	441
Zoetis, Cl A	285,380	17,773

		489,118

Industrials — 11.2%
3M	114,301	23,371
Acuity Brands	100	16
Alaska Air Group	12,285	1,069
Allegion	133	10
Altra Industrial Motion	11,025	476
American Airlines Group	900	44
Ametek	400	24
Applied Industrial Technologies	15,700	970
Arconic	254,660	6,996
Argan	10,800	638
Atkore International Group *	46,365	967
Boeing	80,153	15,039
C.H. Robinson Worldwide	300	20
Canadian National Railway	129,210	10,005
Canadian Pacific Railway	86,660	13,712

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Caterpillar	2,100	$221
Cintas	3,300	415
Continental Building Products *	53,165	1,297
Copart *	177,540	5,538
CSX	291,300	15,780
Cummins	78,108	12,318
Deere	25,825	3,163
Delta Air Lines	1,300	64
Deluxe	13,850	944
Dover	300	25
Eaton	66,605	5,154
Echo Global Logistics *(A)	36,349	678
Emerson Electric	131,300	7,762
EnerSys	11,600	859
Equifax	400	55
Expeditors International of Washington	98,106	5,237
Fastenal	600	26
FedEx	44,506	8,627
Flowserve	200	10
Fluor	200	9
Fortive	73,000	4,559
Fortune Brands Home & Security	600	38
Generac Holdings *	19,885	689
General Dynamics	32,500	6,606
General Electric	1,055,724	28,906
Global Brass & Copper Holdings	11,100	336
HD Supply Holdings *	5,943	240
Herc Holdings *	9,091	344
Honeywell International	251,021	33,383
Huntington Ingalls Industries	29,900	5,855
Illinois Tool Works	54,500	7,697
Ingersoll-Rand	13,300	1,192
Insperity	9,400	709
Jacobs Engineering Group	1,500	79
JB Hunt Transport Services	1,000	85
Johnson Controls International	370,415	15,469
Kansas City Southern	200	19
Kirby *	14,525	962
L3 Technologies	18,900	3,186
Lockheed Martin	98,386	27,659
LSC Communications	31,367	667
Manpowergroup	19,922	2,029
Masco	500	19
MasTec *	29,500	1,251
Nielsen Holdings	233,919	9,001
Norfolk Southern	12,500	1,550
Northrop Grumman	43,600	11,302
Oshkosh Truck	14,600	922
Owens Corning	11,545	720
Paccar	600	38
Parker Hannifin	29,200	4,598
Pentair	10,600	702

SEI Institutional Investments Trust / Annual Report / May 31, 2017	9

SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Disciplined Equity Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
PGT Innovations *	74,615	$854
Proto Labs *(A)	10,860	695
Quanta Services *	38,800	1,190
Raytheon	72,730	11,928
Regal-Beloit	10,720	849
Republic Services, Cl A	92,204	5,865
Robert Half International	300	14
Rockwell Automation	22,990	3,649
Rockwell Collins	300	33
Roper Technologies	500	114
Snap-on	700	113
Southwest Airlines	23,055	1,385
Spirit AeroSystems Holdings, Cl A	22,291	1,215
Stanley Black & Decker	8,400	1,156
Steelcase, Cl A	17,400	291
Stericycle *	100	8
Textron	500	24
TransDigm Group (A)	600	161
TriMas *	36,060	786
Union Pacific	151,565	16,718
United Continental Holdings *	600	48
United Parcel Service, Cl B	146,345	15,508
United Rentals *	29,300	3,186
United Technologies	103,414	12,542
Universal Forest Products	9,000	791
Verisk Analytics, Cl A *	300	24
Wabtec (A)	10,580	865
Waste Connections	58,249	5,542
Waste Management	244,864	17,853
Woodward Governor	9,605	654
WW Grainger	100	17
Xylem	5,400	282

		416,711

Information Technology — 23.0%
Accenture, Cl A	139,687	17,387
Activision Blizzard	83,400	4,886
Adobe Systems *	149,906	21,266
Advanced Micro Devices *(A)	139,600	1,562
Akamai Technologies *	300	14
Alliance Data Systems	100	24
Alphabet, Cl A *	57,997	57,248
Alphabet, Cl C *	66,865	64,515
Amdocs	219,274	14,205
Amphenol, Cl A	53,900	4,021
Analog Devices	16,132	1,383
Anixter International *	3,200	242
Apple	819,964	125,258
Applied Materials	752,782	34,538
Autodesk *	400	45
Automatic Data Processing	900	92
Belden	11,890	844

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Bottomline Technologies de *	36,955	$924
Broadcom, Cl A	68,347	16,368
BroadSoft *	11,630	465
CA	500	16
CACI International, Cl A *	4,600	566
CDK Global	28,941	1,779
CDW	4,492	270
Ciena *	19,965	469
Cisco Systems	1,599,961	50,447
Citrix Systems *	300	25
Cognizant Technology Solutions, Cl A	141,000	9,434
CoreLogic *	13,380	579
Corning	101,200	2,945
CoStar Group *	2,100	549
CSRA	24,000	724
Cypress Semiconductor (A)	59,370	831
DST Systems	26,480	3,199
DXC Technology	203,595	15,783
eBay *	905,458	31,057
Electronic Arts *	86,103	9,758
F5 Networks *	100	13
Facebook, Cl A *	434,137	65,754
Fidelity National Information Services	71,544	6,143
First Data, Cl A *	65,800	1,127
Fiserv *	10,900	1,366
FLIR Systems	22,525	853
Gartner *	100	12
Global Payments	200	18
Harris	29,400	3,297
Hewlett Packard Enterprise	318,754	5,996
HP	770,288	14,451
Intel	574,999	20,763
International Business Machines	49,495	7,554
Intuit	61,100	8,593
j2 Global (A)	9,520	806
Juniper Networks	244,800	7,180
Keysight Technologies *	41,167	1,591
Kla-Tencor	30,200	3,141
Lam Research	37,900	5,881
Leidos Holdings	14,580	810
Littelfuse	2,975	482
MACOM Technology Solutions Holdings *	10,555	644
Mastercard, Cl A	42,700	5,247
Maxim Integrated Products	93,200	4,455
Microchip Technology (A)	47,800	3,982
Micron Technology *	238,800	7,348
Microsemi *	15,590	766
Microsoft	687,489	48,014
Motorola Solutions	211,501	17,675
NetApp	63,800	2,583
Nvidia	58,200	8,401
Oracle	348,724	15,829

10	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Palo Alto Networks *	19,675	$2,333
Paychex	1,800	107
PayPal Holdings *	224,716	11,732
Qorvo *	200	16
QUALCOMM	15,000	859
Red Hat *	8,430	755
salesforce.com inc *	1,200	108
Seagate Technology (A)	26,100	1,137
Skyworks Solutions	82,723	8,804
Symantec	155,900	4,725
SYNNEX	3,200	356
Synopsys *	35,700	2,673
TE Connectivity	600	47
Texas Instruments	373,085	30,776
Total System Services	800	48
Vantiv, Cl A *	85,415	5,357
VeriSign *	100	9
Versum Materials	28,495	884
Visa, Cl A	104,921	9,992
Western Digital	117,763	10,606
Western Union	800	15
Xerox	1,400	10
Xilinx	2,600	173
Yahoo! *	1,400	70

		856,085

Materials – 2.7%
AdvanSix *	199,527	5,740
Air Products & Chemicals	400	58
Albemarle	26,400	2,999
Alcoa	28,500	939
Avery Dennison	200	17
Ball (A)	600	25
CF Industries Holdings	400	11
Chemours	88,400	3,535
Crown Holdings *	152,150	8,785
Dow Chemical	3,100	192
E.I. du Pont de Nemours	100,191	7,907
Eastman Chemical	600	48
Ecolab	500	66
FMC	2,100	158
Freeport-McMoRan, Cl B *	412,600	4,741
Graphic Packaging Holding	67,235	908
Huntsman	78,490	1,876
Ingevity *	9,690	572
Innospec	14,845	950
International Flavors & Fragrances	100	14
International Paper	86,600	4,579
LyondellBasell Industries, Cl A	101,900	8,205
Martin Marietta Materials	2,800	627
Monsanto	800	94
Mosaic	600	14

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Newmont Mining	124,400	$4,248
Nucor	4,300	250
Owens-Illinois *	83,000	1,873
PPG Industries	179,944	19,139
Praxair	500	66
Sealed Air	600	27
Sherwin-Williams	15,100	5,010
Southern Copper (A)	40,438	1,414
Steel Dynamics	70,000	2,379
Valvoline	45,100	1,009
Vulcan Materials	49,849	6,214
WestRock	74,400	4,049

		98,738

Real Estate – 2.1%
Alexandria Real Estate Equities ‡	16,600	1,937
American Campus Communities	16,395	778
American Tower, Cl A ‡	50,200	6,586
Apartment Investment & Management, Cl A ‡	600	26
AvalonBay Communities ‡	200	38
Boston Properties ‡	400	49
Camden Property Trust	11,450	954
CBRE Group, Cl A *	319,839	11,156
Chesapeake Lodging Trust	29,300	675
Columbia Property Trust	27,828	601
CoreCivic	67,000	1,926
Crown Castle International ‡	600	61
DCT Industrial Trust	19,775	1,042
Digital Realty Trust ‡	37,500	4,432
Equinix ‡	4,510	1,989
Equity Commonwealth *	62,114	1,933
Equity Residential ‡	800	52
Essex Property Trust ‡	200	51
Extra Space Storage ‡	12,470	966
Federal Realty Investment Trust ‡	200	25
Forest City Realty Trust, Cl A	4,900	112
Franklin Street Properties	22,900	258
GEO Group	74,550	2,232
GGP ‡	1,000	22
HCP ‡	700	22
Healthcare Realty Trust	36,030	1,198
Host Hotels & Resorts ‡	1,400	25
Iron Mountain ‡	2,000	70
Kilroy Realty	12,940	947
Kimco Realty ‡	4,900	86
Lamar Advertising, Cl A	70,748	4,953
Macerich ‡	300	17
Mid-America Apartment Communities ‡	62,090	6,329
Outfront Media	21,400	489
Park Hotels & Resorts	41,975	1,080
Prologis ‡	56,800	3,155
Public Storage ‡	300	65

SEI Institutional Investments Trust / Annual Report / May 31, 2017	11

SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Disciplined Equity Fund  (Concluded)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Quality Care Properties *	371,104	$6,279
Rayonier	240,646	6,760
Realty Income ‡(A)	3,600	198
Regency Centers ‡	200	12
Simon Property Group ‡	600	93
SL Green Realty ‡	200	20
Spirit Realty Capital	38,200	276
UDR ‡	22,225	858
Ventas ‡	73,600	4,894
VEREIT	297,100	2,457
Vornado Realty Trust ‡	500	46
Welltower ‡	600	44
Weyerhaeuser ‡	1,200	40
Xenia Hotels & Resorts	35,000	626

		78,940

Telecommunication Services – 2.1%
AT&T	889,197	34,261
CenturyLink (A)	900	22
Level 3 Communications *	34,935	2,079
T-Mobile US *	99,700	6,722
Verizon Communications	782,390	36,491

		79,575

Utilities – 3.2%
AES	424,000	4,952
Alliant Energy	51,600	2,140
Ameren	57,900	3,286
American Electric Power	1,400	100
American Water Works	43,300	3,385
Atmos Energy	25,900	2,158
CenterPoint Energy	165,300	4,729
CMS Energy	26,385	1,251
Consolidated Edison	8,800	728
Dominion Energy	44,200	3,570
DTE Energy	35,200	3,855
Duke Energy	5,300	454
Edison International	54,200	4,421
Entergy	900	71
Eversource Energy	1,500	93
Exelon	449,181	16,310
FirstEnergy	220,000	6,433
Hawaiian Electric Industries	12,593	417
National Grid	731,170	10,284
NextEra Energy	48,500	6,860
NiSource	4,900	128
NRG Energy	600	10
Pattern Energy Group, Cl A (A)	31,115	702
PG&E	336,631	23,019
Pinnacle West Capital	26,300	2,324
PNM Resources	31,380	1,208
PPL	163,177	6,512

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Public Service Enterprise Group	800	$36
SCANA	32,300	2,203
Sempra Energy	400	47
SJW	5,200	250
Southern	1,800	91
UGI	11,997	614
WEC Energy Group	14,353	901
Xcel Energy	67,300	3,224

		116,766

Total Common Stock (Cost $2,907,782) ($ Thousands)		3,539,823

	Number of
	Rights

RIGHTS – 0.0%
Safeway - PDC * ‡‡	85,749	4

Safeway CVR - Casa Ley * ‡‡	85,749	87

Total Rights (Cost $–) ($ Thousands)		91

	Face Amount
	(Thousands)

U.S. TREASURY OBLIGATION – 0.0%
U.S. Treasury Bill 0.000%, 06/15/2017 (C)	$200	200

Total U.S. Treasury Obligation (Cost $200) ($ Thousands)		200

	Shares

AFFILIATED PARTNERSHIP – 0.7%
SEI Liquidity Fund, L.P. 0.910% **†(D)	24,078,787	24,078

Total Affiliated Partnership (Cost $24,079) ($ Thousands)		24,078

12	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

CASH EQUIVALENT — 5.1%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**†	190,843,861	$190,844

Total Cash Equivalent (Cost $190,844) ($ Thousands)		190,844

Total Investments — 101.1% (Cost $3,122,705) ($ Thousands)		$3,755,036

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	146	Jun-2017	$891

For the year ended May 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the period.

Percentages are based on Net Assets of $3,715,731 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2017.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
(A)	This security or a partial position of this security is on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017 was $23,415 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2017, such securities amounted to $17,064 ($ Thousands), or 0.5 of the net assets of the Fund (See Note 12).
(C)	The rate reported is the effective yield at the time of purchase.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $24,078 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,539,835	$–	$–	$3,539,835
Rights	–	91	–	91
U.S. Treasury Obligation	–	200	–	200
Affiliated Partnership	–	24,079	–	24,079
Cash Equivalent	190,844	–	–	190,844

Total Investments in Securities	$3,730,679	$24,370	$–	$3,755,049

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$891	$—	$—	$891

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	13

SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Index Fund

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK – 98.5%

Consumer Discretionary – 12.8%
Adient	9,126	$625
Advance Auto Parts	7,008	936
Amazon.com *	39,089	38,879
AMC Networks, Cl A *(A)	5,485	291
Aramark	23,800	887
AutoNation *(A)	6,732	266
AutoZone *	3,007	1,822
Bed Bath & Beyond	14,915	513
Best Buy	27,647	1,642
BorgWarner (A)	22,064	938
Brinker International (A)	5,283	207
Brunswick	9,400	519
Burlington Stores *	6,900	675
Cabela’s *	4,800	254
Cable One	457	328
CalAtlantic Group (A)	7,300	263
Carmax *(A)	19,660	1,235
Carnival, Cl A	41,100	2,633
Carter’s	5,100	419
CBS, Cl B	36,999	2,261
Charter Communications, Cl A *	19,797	6,841
Chipotle Mexican Grill, Cl A *(A)	2,819	1,346
Choice Hotels International	3,584	233
Cinemark Holdings	11,000	435
Clear Channel Outdoor Holdings, Cl A	700	3
Coach	27,567	1,274
Comcast, Cl A	485,850	20,255
CST Brands	7,148	345
Darden Restaurants	11,922	1,060
Delphi Automotive	27,100	2,384
Dick’s Sporting Goods	8,758	360
Dillard’s, Cl A (A)	1,900	98
Discovery Communications, Cl A *(A)	14,500	384
Discovery Communications, Cl C *	23,100	597
DISH Network, Cl A *	21,762	1,388
Dollar General	29,100	2,136
Dollar Tree *	23,234	1,805
Domino’s Pizza	5,000	1,059
DR Horton	33,768	1,104
Dunkin’ Brands Group (A)	9,000	527
Expedia	12,022	1,729
Extended Stay America	5,900	107
Foot Locker	13,469	800
Ford Motor	380,584	4,232
GameStop, Cl A (A)	10,100	224
Gap (A)	21,721	489
Garmin (A)	11,200	583
General Motors	137,500	4,665
Gentex (A)	29,264	555
Genuine Parts	14,511	1,344
Goodyear Tire & Rubber	26,852	865

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Graham Holdings, Cl B	457	$274
Groupon, Cl A *	36,000	108
H&R Block	23,325	619
Hanesbrands (A)	37,172	768
Harley-Davidson	18,103	960
Hasbro	11,267	1,186
Hilton Grand Vacations *	5,170	185
Hilton Worldwide Holdings	17,233	1,145
Home Depot	125,415	19,252
Hyatt Hotels, Cl A *	2,200	127
International Game Technology	8,400	149
Interpublic Group	40,675	1,014
J.C. Penney *(A)	29,251	138
John Wiley & Sons, Cl A	4,042	205
Kate Spade *	11,900	219
Kohl’s (A)	18,119	696
L Brands (A)	24,157	1,247
Las Vegas Sands	36,593	2,164
Lear	7,500	1,118
Leggett & Platt	13,012	677
Lennar, Cl A	18,030	925
Lennar, Cl B	1,200	52
Liberty Broadband, Cl A *	2,780	245
Liberty Broadband, Cl C *	10,108	901
Liberty Expedia Holdings, Cl A *	5,432	283
Liberty Interactive QVC Group, Cl A *	44,430	1,042
Liberty SiriusXM Group, Cl A *	8,320	347
Liberty SiriusXM Group, Cl C *	18,640	777
Liberty Ventures, Ser A *	8,149	439
Lions Gate Entertainment, Cl A (A)	4,900	133
Lions Gate Entertainment, Cl B *	10,883	275
Live Nation *	13,600	469
LKQ *	30,500	960
Lowe’s	90,910	7,161
lululemon athletica *	10,000	483
Macy’s	30,330	713
Madison Square Garden, Cl A *	1,786	349
Marriott International, Cl A	32,394	3,487
Mattel	34,142	782
McDonald’s	84,380	12,732
MGM Resorts International	46,639	1,479
Michael Kors Holdings *	16,200	538
Michaels *	9,500	184
Mohawk Industries *	6,066	1,452
Murphy USA *	3,588	244
NetFlix *	40,200	6,555
Newell Brands	44,893	2,377
News	10,800	148
News, Cl A	37,846	506
NIKE, Cl B	133,068	7,051
Nordstrom (A)	12,712	531
Norwegian Cruise Line Holdings *	15,600	780

14	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
NVR *	354	$808
Omnicom Group (A)	24,144	2,021
O’Reilly Automotive *(A)	9,840	2,382
Panera Bread, Cl A *	2,262	711
Penske Auto Group	4,000	169
Polaris Industries (A)	5,900	493
Pool	4,000	477
Priceline Group *	4,932	9,258
PulteGroup	26,345	597
PVH	7,900	837
Ralph Lauren, Cl A	5,780	392
Regal Entertainment Group, Cl A (A)	7,388	154
Ross Stores	41,076	2,626
Royal Caribbean Cruises	16,900	1,862
Sally Beauty Holdings *	14,200	256
Scripps Networks Interactive, Cl A (A)	8,253	547
Service International	19,394	618
ServiceMaster Global Holdings *	13,300	503
Signet Jewelers (A)	7,800	375
Sirius XM Holdings (A)	174,400	916
Six Flags Entertainment	7,500	453
Skechers U.S.A., Cl A *	13,400	342
Staples	64,464	585
Starbucks	144,812	9,212
Target	57,285	3,159
TEGNA	22,559	536
Tempur Sealy International *(A)	5,600	260
Tesla *(A)	12,437	4,241
Thor Industries	4,900	444
Tiffany	10,925	950
Time Warner	79,879	7,947
TJX	64,808	4,874
Toll Brothers	15,751	581
Tractor Supply	13,400	739
Tribune Media, Cl A	7,200	275
TripAdvisor *	11,367	438
Tupperware Brands	4,800	345
Twenty-First Century Fox, Cl A	112,285	3,045
Twenty-First Century Fox, Cl B	49,500	1,332
Ulta Beauty *	5,952	1,814
Under Armour, Cl A *(A)	18,400	353
Under Armour, Cl C *(A)	18,821	336
Urban Outfitters *	8,820	166
Vail Resorts	4,400	941
VF (A)	33,968	1,827
Viacom, Cl A (A)	1,200	46
Viacom, Cl B	34,869	1,213
Vista Outdoor *	5,672	119
Visteon *	3,300	331
Walt Disney	163,572	17,656
Wendy’s	20,075	325
Whirlpool	7,516	1,395

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Williams-Sonoma (A)	9,062	$441
Wyndham Worldwide	10,868	1,098
Wynn Resorts	7,896	1,016
Yum China Holdings *	35,148	1,350
Yum! Brands	36,548	2,655

		300,313

Consumer Staples – 8.7%
Altria Group	197,540	14,902
Archer-Daniels-Midland	59,979	2,494
Blue Buffalo Pet Products *	5,600	132
Brown-Forman, Cl A	5,000	265
Brown-Forman, Cl B	19,954	1,037
Bunge	13,700	1,096
Campbell Soup	18,878	1,088
Casey’s General Stores (A)	3,800	442
Church & Dwight	25,814	1,334
Clorox	12,803	1,738
Coca-Cola	392,940	17,867
Colgate-Palmolive	87,150	6,655
Conagra Brands	43,386	1,672
Constellation Brands, Cl A	17,231	3,149
Costco Wholesale	43,781	7,899
Coty, Cl A (A)	45,424	860
CVS Health	107,852	8,286
Dr. Pepper Snapple Group	18,400	1,708
Edgewell Personal Care *	6,041	442
Energizer Holdings	6,341	340
Estee Lauder, Cl A	21,508	2,025
Flowers Foods	16,525	305
General Mills	57,592	3,268
Hain Celestial Group *	10,300	360
Herbalife *(A)	7,500	538
Hershey	14,198	1,637
Hormel Foods (A)	26,556	893
Ingredion	7,200	821
JM Smucker	11,511	1,472
Kellogg	24,803	1,776
Kimberly-Clark	35,118	4,556
Kraft Heinz	58,602	5,403
Kroger	91,246	2,717
Lamb Weston Holdings	14,462	671
McCormick	11,393	1,187
Mead Johnson Nutrition, Cl A	18,486	1,653
Molson Coors Brewing, Cl B	17,162	1,627
Mondelez International, Cl A	147,506	6,872
Monster Beverage *	42,087	2,128
Nu Skin Enterprises, Cl A (A)	5,500	302
PepsiCo	145,652	17,022
Philip Morris International	156,868	18,793
Pilgrim’s Pride *	5,700	133
Pinnacle Foods	11,800	735

SEI Institutional Investments Trust / Annual Report / May 31, 2017	15

SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Index Fund (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Post Holdings *	6,300	$506
Procter & Gamble	257,654	22,697
Reynolds American	81,150	5,457
Rite Aid *	104,400	356
Spectrum Brands Holdings (A)	2,500	336
Sprouts Farmers Market *(A)	13,500	323
Sysco	54,648	2,982
TreeHouse Foods *(A)	5,400	417
Tyson Foods, Cl A	28,965	1,661
US Foods Holding *	4,600	138
Walgreens Boots Alliance	86,425	7,002
Wal-Mart Stores	153,679	12,079
Whole Foods Market	31,704	1,109

		205,363

Energy — 5.6%
Anadarko Petroleum	53,740	2,715
Antero Resources *	18,400	379
Apache	38,759	1,812
Baker Hughes	43,940	2,423
Cabot Oil & Gas	46,100	1,023
Cheniere Energy *	19,700	960
Chesapeake Energy *(A)	61,266	310
Chevron	189,402	19,599
Cimarex Energy	9,300	1,000
Concho Resources *	14,200	1,800
ConocoPhillips	126,576	5,657
CONSOL Energy *(A)	23,244	337
Continental Resources *(A)	9,000	338
Devon Energy	53,413	1,815
Diamond Offshore Drilling *(A)	6,209	72
Diamondback Energy *	7,800	724
Dril-Quip *(A)	3,700	184
Energen *	9,437	538
Ensco, Cl A (A)	30,400	190
EOG Resources	54,790	4,948
EQT	17,266	954
Exxon Mobil	419,138	33,741
Frank’s International (A)	4,000	30
Gulfport Energy *	12,100	174
Halliburton	85,036	3,843
Helmerich & Payne (A)	9,750	513
Hess	28,212	1,295
HollyFrontier (A)	16,726	400
Kinder Morgan	187,122	3,510
Kosmos Energy *(A)	17,200	103
Laredo Petroleum *	14,600	172
Marathon Oil	85,676	1,116
Marathon Petroleum	54,876	2,856
Murphy Oil (A)	15,454	377
Nabors Industries (A)	26,800	236
National Oilwell Varco (A)	37,380	1,221

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Newfield Exploration *	20,099	$653
Noble	21,700	88
Noble Energy	42,124	1,209
Occidental Petroleum	75,954	4,476
Oceaneering International	9,700	237
ONEOK (A)	20,558	1,021
Parsley Energy, Cl A *	25,800	765
Patterson-UTI Energy	13,232	282
PBF Energy, Cl A (A)	9,900	191
Phillips 66	43,988	3,348
Pioneer Natural Resources	17,044	2,844
QEP Resources *	24,346	243
Range Resources	20,614	475
Rice Energy *	10,200	204
Rowan, Cl A *	10,886	131
RPC (A)	5,550	104
Schlumberger	140,855	9,802
SM Energy	8,800	149
Southwestern Energy *	48,976	297
Superior Energy Services *	14,700	152
Targa Resources	15,300	703
Tesoro	11,746	978
Transocean *(A)	33,900	308
Valero Energy	47,236	2,904
Weatherford International *(A)	88,900	427
Whiting Petroleum *	21,348	151
Williams	70,996	2,030
World Fuel Services	7,000	247
WPX Energy *	34,048	368

		132,152

Financials — 13.8%
Affiliated Managers Group	5,420	834
Aflac	38,656	2,914
AGNC Investment ‡	34,059	708
Alleghany *	1,499	880
Allied World Assurance Holdings	8,900	468
Allstate	38,825	3,352
Ally Financial	45,400	842
American Express	77,134	5,935
American Financial Group	7,014	700
American International Group	104,223	6,632
American National Insurance	822	97
Ameriprise Financial	15,580	1,882
AmTrust Financial Services (A)	9,200	121
Annaly Capital Management ‡	100,011	1,198
Aon	27,244	3,567
Arch Capital Group *	11,300	1,099
Arthur J Gallagher	17,304	982
Artisan Partners Asset Management, Cl A	4,200	119
Aspen Insurance Holdings	5,700	290
Associated Banc	14,684	350

16	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Assurant	6,293	$617
Assured Guaranty	13,200	516
Athene Holding, Cl A *	4,500	222
Axis Capital Holdings	8,800	577
Bank of America	1,034,563	23,185
Bank of Hawaii (A)	4,082	317
Bank of New York Mellon	102,709	4,840
BankUnited	9,600	318
BB&T	79,206	3,299
Berkshire Hathaway, Cl B *	190,100	31,420
BlackRock, Cl A	12,385	5,068
BOK Financial	2,475	199
Brown & Brown	11,124	483
Capital One Financial	46,725	3,594
CBOE Holdings	10,400	898
Charles Schwab	114,085	4,421
Chimera Investment ‡	18,880	351
Chubb	45,591	6,528
Cincinnati Financial	14,786	1,036
CIT Group	20,200	910
Citigroup	279,804	16,939
Citizens Financial Group	54,200	1,848
CME Group, Cl A	32,970	3,867
CNA Financial	3,100	141
Comerica	17,553	1,203
Commerce Bancshares	8,204	439
Credit Acceptance *(A)	800	172
Cullen/Frost Bankers (A)	5,468	501
Discover Financial Services	36,689	2,154
Donnelley Financial Solutions *	2,397	55
E*TRADE Financial *	28,300	979
East West Bancorp	14,400	788
Eaton Vance	11,010	513
Erie Indemnity, Cl A	2,419	285
Everest Re Group	4,100	1,044
FactSet Research Systems	3,900	646
Federated Investors, Cl B (A)	9,658	257
Fifth Third Bancorp	78,282	1,858
First American Financial	10,500	457
First Hawaiian	2,400	66
First Horizon National	21,756	369
First Republic Bank	14,400	1,326
FNF Group	26,552	1,131
Franklin Resources	35,749	1,494
Goldman Sachs Group	39,275	8,297
Hanover Insurance Group	4,393	366
Hartford Financial Services Group	34,410	1,700
Huntington Bancshares	106,234	1,332
Interactive Brokers Group, Cl A	5,600	195
Intercontinental Exchange	61,000	3,672
Invesco	40,600	1,287
JPMorgan Chase	366,034	30,070

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
KeyCorp	107,551	$1,879
Lazard, Cl A	10,000	445
Legg Mason	10,781	397
Leucadia National	33,806	825
Lincoln National	24,188	1,572
Loews	27,836	1,313
LPL Financial Holdings	7,900	308
M&T Bank	15,657	2,450
Markel *	1,350	1,319
MarketAxess Holdings	3,600	686
Marsh & McLennan	50,765	3,937
Mercury General (A)	2,396	134
MetLife	91,309	4,619
MFA Financial ‡	33,700	280
Moody’s	16,927	2,005
Morgan Stanley	145,578	6,076
Morningstar	1,800	132
MSCI, Cl A	9,000	916
Nasdaq	11,400	771
Navient	32,814	473
New York Community Bancorp	46,772	604
Northern Trust	21,205	1,854
Old Republic International	23,390	463
OneMain Holdings, Cl A *	4,700	106
PacWest Bancorp	12,000	560
People’s United Financial	31,534	523
PNC Financial Services Group	50,922	6,044
Popular	10,453	389
Principal Financial Group	27,408	1,724
ProAssurance	5,500	328
Progressive	58,480	2,481
Prudential Financial	43,263	4,536
Raymond James Financial	12,621	912
Regions Financial	129,887	1,798
Reinsurance Group of America, Cl A	6,299	784
RenaissanceRe Holdings	4,200	600
S&P Global	26,456	3,778
Santander Consumer USA Holdings *	11,600	130
SEI ††	13,042	653
Signature Bank NY *	5,300	758
SLM *	43,914	456
Starwood Property Trust ‡	23,500	517
State Street	40,879	3,330
SunTrust Banks	50,546	2,698
SVB Financial Group *	5,200	887
Synchrony Financial	84,018	2,256
Synovus Financial	12,096	494
T. Rowe Price Group	24,830	1,749
TCF Financial	15,001	226
TD Ameritrade Holding	25,445	951
TFS Financial	6,200	97
Thomson Reuters	30,000	1,310

SEI Institutional Investments Trust / Annual Report / May 31, 2017	17

SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Index Fund (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Torchmark	11,687	$882
Travelers	30,175	3,767
Two Harbors Investment ‡	31,800	317
Unum Group	23,805	1,071
US Bancorp	164,797	8,387
Validus Holdings	7,926	423
Voya Financial	20,500	701
Wells Fargo	459,866	23,518
Western Alliance Bancorp *	9,200	421
White Mountains Insurance Group	447	384
WR Berkley	9,714	670
XL Group	27,400	1,197
Zions Bancorporation	20,402	818

		324,309

Health Care — 13.3%
Abbott Laboratories	174,537	7,969
AbbVie	163,861	10,818
ABIOMED *	3,900	536
Acadia Healthcare *(A)	7,100	294
ACADIA Pharmaceuticals *(A)	8,900	229
Aetna	31,435	4,554
Agilent Technologies	32,164	1,941
Agios Pharmaceuticals *(A)	5,800	271
Akorn *	8,700	289
Alere *	8,900	432
Alexion Pharmaceuticals *	21,800	2,137
Align Technology *	7,200	1,045
Alkermes *	15,000	866
Allergan	34,016	7,611
Allscripts Healthcare Solutions *	16,500	188
Alnylam Pharmaceuticals *(A)	7,600	497
AmerisourceBergen (A)	15,124	1,388
Amgen	76,358	11,854
Anthem	27,131	4,947
AquaBounty Technologies *	89	1
athenahealth *(A)	3,900	523
Baxter International	47,915	2,842
Becton Dickinson	21,578	4,083
Biogen *	21,600	5,352
BioMarin Pharmaceutical *	17,200	1,507
Bio-Rad Laboratories, Cl A *	2,200	492
Bio-Techne	3,441	386
Bioverativ *	10,800	595
Boston Scientific *	135,439	3,661
Bristol-Myers Squibb	169,259	9,132
Brookdale Senior Living, Cl A *	19,000	261
Bruker	9,400	256
C.R. Bard	7,385	2,270
Cardinal Health	34,029	2,528
Celgene *	77,860	8,908
Centene *	16,728	1,215

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Cerner *	29,196	$1,908
Charles River Laboratories International *	4,443	409
Cigna	24,755	3,991
Cooper	4,704	1,029
Danaher	62,202	5,283
DaVita HealthCare Partners *	16,585	1,099
DENTSPLY SIRONA	22,766	1,446
DexCom *(A)	8,300	555
Edwards Lifesciences *	21,228	2,443
Eli Lilly	96,461	7,675
Endo International *	20,397	269
Envision Healthcare *	11,679	638
Express Scripts Holding *	61,636	3,683
Gilead Sciences	134,434	8,723
HCA Healthcare *	32,000	2,621
Henry Schein *(A)	8,084	1,487
Hill-Rom Holdings	6,524	505
Hologic *	28,200	1,221
Humana	15,475	3,594
IDEXX Laboratories *	9,004	1,516
Illumina *	14,005	2,484
Incyte *	16,300	2,108
Inovalon Holdings, Cl A *(A)	6,100	83
Intercept Pharmaceuticals *(A)	1,700	190
Intrexon *(A)	6,000	128
Intuitive Surgical *	3,657	3,345
Ionis Pharmaceuticals *(A)	12,400	568
Johnson & Johnson	276,209	35,424
Juno Therapeutics *(A)	6,200	144
Laboratory Corp of America Holdings *	10,090	1,403
LifePoint Hospitals *	3,976	242
Mallinckrodt *	10,712	462
McKesson	21,966	3,582
MEDNAX *	9,300	505
Medtronic	142,426	12,004
Merck	279,343	18,188
Mettler Toledo International *	2,636	1,536
Mylan *	45,619	1,778
Neurocrine Biosciences *(A)	8,400	365
OPKO Health *(A)	32,400	199
Patheon *(A)	3,200	111
Patterson (A)	8,683	383
PerkinElmer	11,034	696
Perrigo (A)	13,800	1,005
Pfizer	605,322	19,764
Premier, Cl A *	5,000	173
QIAGEN	22,340	750
Quest Diagnostics	14,044	1,528
Quintiles IMS Holdings *	14,213	1,229
Regeneron Pharmaceuticals *	8,100	3,718
ResMed (A)	13,782	980
Seattle Genetics *	9,900	633

18	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Stryker	34,604	$4,947
Teleflex	4,340	868
Tenet Healthcare *(A)	8,698	144
Thermo Fisher Scientific	38,725	6,691
United Therapeutics *	4,300	520
UnitedHealth Group	95,620	16,751
Universal Health Services, Cl B	8,476	963
Varex Imaging *	3,852	132
Varian Medical Systems *	9,630	954
VCA Antech *	7,639	704
Veeva Systems, Cl A *	10,000	635
Vertex Pharmaceuticals *	25,700	3,177
VWR *	7,700	255
Waters *	7,646	1,373
WellCare Health Plans *	4,400	756
West Pharmaceutical Services	7,100	689
Zimmer Biomet Holdings	18,525	2,208
Zoetis, Cl A	43,744	2,724

		312,172

Industrials — 10.3%
3M	59,533	12,173
Acuity Brands (A)	4,300	701
AECOM Technology *	15,216	489
AGCO	6,800	435
Air Lease, Cl A (A)	9,900	366
Alaska Air Group	11,700	1,018
Allegion	9,766	768
Allison Transmission Holdings, Cl A	13,700	530
AMERCO	600	222
American Airlines Group (A)	53,100	2,571
Ametek	22,728	1,387
AO Smith	14,800	812
Arconic	44,367	1,219
Armstrong World Industries *	4,100	171
Avis Budget Group *	8,300	190
Boeing	60,391	11,331
BWX Technologies	9,850	479
C.H. Robinson Worldwide (A)	14,086	944
Carlisle	6,366	645
Caterpillar	57,188	6,029
Chicago Bridge & Iron (A)	10,695	202
Cintas	8,857	1,115
Clean Harbors *	5,000	292
Colfax *	10,100	410
Copa Holdings, Cl A (A)	3,000	339
Copart *	19,236	600
Covanta Holding (A)	12,600	186
Crane	4,700	365
CSX	98,096	5,314
Cummins	15,812	2,494
Deere	32,619	3,995

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Delta Air Lines	75,100	$3,690
Donaldson	13,144	630
Dover	15,557	1,284
Dun & Bradstreet	3,756	393
Eaton	47,316	3,661
Emerson Electric	62,310	3,684
Equifax	11,956	1,636
Expeditors International of Washington	18,148	969
Fastenal (A)	28,824	1,244
FedEx	24,444	4,738
Flowserve	13,000	631
Fluor	13,908	624
Fortive	30,001	1,874
Fortune Brands Home & Security	15,320	967
General Dynamics	25,072	5,096
General Electric	877,006	24,012
Genesee & Wyoming, Cl A *	5,700	373
Graco	5,424	596
HD Supply Holdings *	19,800	799
HEICO	2,375	176
HEICO, Cl A	4,750	298
Herc Holdings *	1,980	75
Hertz Global Holdings *(A)	7,440	76
Hexcel	8,800	453
Honeywell International	77,090	10,252
Hubbell, Cl B	5,392	625
Huntington Ingalls Industries	4,537	888
IDEX	7,693	834
Illinois Tool Works	29,580	4,177
Ingersoll-Rand	26,300	2,356
ITT	9,251	352
Jacobs Engineering Group	11,784	618
JB Hunt Transport Services	8,752	747
JetBlue Airways *	32,200	722
Johnson Controls International	94,866	3,962
Kansas City Southern	10,600	1,009
KAR Auction Services	13,900	606
KBR	13,180	180
Kirby *	5,200	345
L3 Technologies, Cl 3	7,777	1,311
Landstar System	4,165	348
Lennox International	3,900	691
Lincoln Electric Holdings	5,900	527
Lockheed Martin	25,973	7,302
LSC Communications	2,397	51
Macquarie Infrastructure	7,500	584
Manpowergroup	7,184	732
Masco	32,779	1,221
Middleby *	5,700	732
MSC Industrial Direct, Cl A	4,820	405
Nielsen Holdings	36,300	1,397
Nordson	5,800	672

SEI Institutional Investments Trust / Annual Report / May 31, 2017	19

SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Index Fund (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Norfolk Southern	29,733	$3,688
Northrop Grumman	17,178	4,453
Old Dominion Freight Line	6,800	607
Orbital ATK	5,936	603
Oshkosh Truck	7,559	477
Owens Corning	11,700	730
Paccar	35,870	2,258
Parker Hannifin	12,704	2,000
Pentair	16,373	1,084
Pitney Bowes	18,085	269
Quanta Services *	14,100	432
Raytheon	29,068	4,767
Regal-Beloit	4,000	317
Republic Services, Cl A	23,642	1,504
Robert Half International	12,976	603
Rockwell Automation	13,004	2,064
Rockwell Collins	16,162	1,762
Rollins (A)	8,850	381
Roper Technologies	9,900	2,249
RR Donnelley & Sons	6,392	76
Ryder System	5,606	372
Snap-on	5,691	920
Southwest Airlines	61,920	3,721
Spirit AeroSystems Holdings, Cl A	13,400	730
Spirit Airlines *	7,500	398
Stanley Black & Decker	15,093	2,077
Stericycle *	8,326	681
Terex	10,048	329
Textron	26,622	1,273
Timken	6,769	312
Toro	11,040	756
TransDigm Group (A)	4,993	1,339
TransUnion *	5,000	219
Trinity Industries	14,400	367
Union Pacific	85,532	9,434
United Continental Holdings *	33,300	2,653
United Parcel Service, Cl B	70,341	7,454
United Rentals *	8,700	946
United Technologies	78,990	9,580
USG *	8,800	250
Valmont Industries	2,100	307
Verisk Analytics, Cl A *	15,400	1,246
WABCO Holdings *	5,324	649
Wabtec (A)	8,600	703
Waste Management	45,994	3,353
Watsco	2,700	381
Welbilt *	13,500	261
WESCO International *	5,000	306
WW Grainger (A)	5,487	945
Xylem	17,602	918

		242,621

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)

Information Technology — 22.1%
Accenture, Cl A	63,400	$7,891
Activision Blizzard	54,056	3,167
Adobe Systems *	49,802	7,065
Akamai Technologies *	17,318	816
Alliance Data Systems	5,712	1,377
Alphabet, Cl A *	29,529	29,148
Alphabet, Cl C *	29,799	28,752
Amdocs	14,900	965
Amphenol, Cl A	30,184	2,252
Analog Devices	36,379	3,120
Ansys *	8,800	1,112
Apple	552,125	84,343
Applied Materials	109,455	5,022
Arista Networks *(A)	3,900	575
ARRIS International *	18,800	527
Arrow Electronics *	8,789	664
Atlassian, Cl A *	2,700	97
Autodesk *	20,937	2,340
Automatic Data Processing	44,692	4,575
Avnet	12,410	455
Black Knight Financial Services, Cl A *	2,500	100
Booz Allen Hamilton Holding, Cl A	11,300	446
Broadcom, Cl A	38,232	9,156
Broadridge Financial Solutions	11,573	878
Brocade Communications Systems	38,900	491
CA	28,538	907
Cadence Design Systems *	29,863	1,049
CDK Global	15,497	952
CDW	16,000	963
Cisco Systems	507,627	16,005
Citrix Systems *	15,387	1,270
Cognex	7,800	714
Cognizant Technology Solutions, Cl A	62,476	4,180
CommerceHub *	3,624	62
CommScope Holding *	13,000	481
Conduent *	20,239	332
CoreLogic *	9,184	398
Corning	91,358	2,658
CoStar Group *	3,100	811
Cree *	10,722	256
CSRA	16,564	500
Cypress Semiconductor (A)	29,700	415
Dell Technologies, Cl V *	21,912	1,520
Dolby Laboratories, Cl A	5,343	269
DST Systems	3,295	398
DXC Technology	28,336	2,197
eBay *	102,411	3,513
EchoStar, Cl A *	4,932	291
Electronic Arts *	28,165	3,192
Euronet Worldwide *	4,900	427
F5 Networks *	6,638	850

20	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Facebook, Cl A *	225,600	$34,169
Fidelity National Information Services	31,090	2,670
FireEye *	15,800	237
First Data, Cl A *	30,800	528
First Solar *(A)	8,000	308
Fiserv *	22,338	2,798
Fitbit, Cl A *(A)	13,100	68
FleetCor Technologies *	9,100	1,313
FLIR Systems	13,700	519
Fortinet *	14,800	582
Gartner *	8,100	969
Genpact	15,700	429
Global Payments	15,168	1,389
GoDaddy, Cl A *	4,500	185
Guidewire Software *	7,100	472
Harris	12,354	1,386
Hewlett Packard Enterprise	168,470	3,169
HP	173,770	3,260
IAC *	6,632	705
Intel	476,658	17,212
International Business Machines	88,698	13,538
Intuit	24,552	3,453
IPG Photonics *	3,600	500
Jabil Circuit	17,874	535
Jack Henry & Associates	7,900	839
Juniper Networks	37,325	1,095
Keysight Technologies *	17,232	666
Kla-Tencor	15,809	1,644
Lam Research	16,752	2,599
Leidos Holdings	13,173	732
Manhattan Associates *	7,000	328
Marvell Technology Group	41,100	709
Mastercard, Cl A	97,500	11,981
Match Group *(A)	3,400	66
Maxim Integrated Products	27,900	1,334
Microchip Technology (A)	21,215	1,767
Micron Technology *	107,516	3,308
Microsoft	763,600	53,330
Motorola Solutions	17,514	1,464
National Instruments (A)	10,704	408
NCR *	12,089	466
NetApp	29,055	1,176
Nuance Communications *	21,700	402
Nvidia	51,956	7,500
ON Semiconductor *	39,300	608
Oracle	298,820	13,563
Palo Alto Networks *	8,800	1,044
Pandora Media *(A)	23,100	206
Paychex	33,007	1,955
PayPal Holdings *	111,311	5,812
PTC *	11,200	645
Qorvo *	12,600	982

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
QUALCOMM	149,159	$8,542
Red Hat *	18,327	1,642
Sabre (A)	20,400	458
salesforce.com inc *	62,952	5,643
ServiceNow *	15,900	1,664
Skyworks Solutions	19,200	2,043
Splunk *	12,900	790
Square, Cl A *	5,900	136
SS&C Technologies Holdings	16,900	635
SunPower, Cl A *(A)	4,100	32
Symantec	61,948	1,878
Synopsys *	15,282	1,144
Tableau Software, Cl A *	5,700	353
Teradata *(A)	13,289	362
Teradyne	20,763	738
Texas Instruments	102,008	8,415
Total System Services	16,691	994
Trimble *	25,828	931
Twilio, Cl A *(A)	1,100	27
Twitter *(A)	62,760	1,150
Tyler Technologies *	3,200	547
Ultimate Software Group *(A)	2,800	618
Vantiv, Cl A *	15,400	966
VeriFone Systems *	10,200	187
VeriSign *(A)	9,685	873
Versum Materials	9,747	303
Visa, Cl A	192,900	18,370
VMware, Cl A *(A)	8,300	806
Western Digital	27,996	2,521
Western Union (A)	49,828	948
WEX *	4,000	409
Workday, Cl A *(A)	11,600	1,160
Xerox	101,196	715
Xilinx	25,157	1,678
Yahoo! *	87,081	4,382
Yelp, Cl A *	6,900	193
Zebra Technologies, Cl A *	4,825	503
Zillow Group, Cl A *	5,543	243
Zillow Group, Cl C *(A)	10,286	448
Zynga, Cl A *	77,500	273

		520,687

Materials — 3.1%
AdvanSix *	3,035	87
Air Products & Chemicals	18,794	2,707
Albemarle	11,073	1,258
Alcoa	14,788	487
AptarGroup	6,000	510
Ashland Global Holdings	6,376	424
Avery Dennison	9,010	759
Axalta Coating Systems *	16,200	507
Ball (A)	33,700	1,378

SEI Institutional Investments Trust / Annual Report / May 31, 2017	21

SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Index Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Bemis	9,174	$409
Berry Global Group *	11,900	690
Cabot	6,173	322
Celanese, Cl A	14,683	1,271
CF Industries Holdings (A)	23,230	625
Compass Minerals International (A)	3,100	199
Crown Holdings *	13,251	765
Domtar	6,100	222
Dow Chemical	114,170	7,074
E.I. du Pont de Nemours	86,292	6,810
Eagle Materials	4,500	424
Eastman Chemical	14,828	1,188
Ecolab	25,208	3,349
FMC	13,320	1,004
Freeport-McMoRan, Cl B *	134,124	1,541
Graphic Packaging Holding	33,000	446
Huntsman	18,929	452
International Flavors & Fragrances	7,891	1,088
International Paper	38,855	2,055
LyondellBasell Industries, Cl A	34,100	2,746
Martin Marietta Materials	6,263	1,404
Monsanto	42,750	5,020
Mosaic	34,978	792
NewMarket	700	326
Newmont Mining	52,733	1,801
Nucor	32,590	1,893
Owens-Illinois *	16,591	374
Packaging Corp of America	9,299	950
Platform Specialty Products *	16,800	210
PPG Industries	26,646	2,834
Praxair	27,725	3,668
Reliance Steel & Aluminum	7,100	518
Royal Gold	6,700	539
RPM International	13,269	720
Scotts Miracle-Gro, Cl A (A)	4,606	399
Sealed Air	19,868	882
Sherwin-Williams	8,037	2,666
Silgan Holdings	8,608	274
Sonoco Products	10,146	514
Southern Copper (A)	8,268	289
Steel Dynamics	23,700	806
Tahoe Resources	29,300	259
United States Steel (A)	15,883	331
Valspar	7,964	900
Valvoline	17,504	392
Vulcan Materials	13,157	1,640
Westlake Chemical	3,800	234
WestRock	24,745	1,347
WR Grace	7,200	516

		73,295

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)

Real Estate — 3.6%
Alexandria Real Estate Equities	7,700	$898
American Campus Communities	13,000	617
American Homes 4 Rent, Cl A	16,500	371
American Tower, Cl A	41,422	5,434
Apartment Investment & Management, Cl A	15,199	652
Apple Hospitality	16,700	313
AvalonBay Communities	13,141	2,513
Boston Properties	15,284	1,854
Brandywine Realty Trust	15,500	270
Brixmor Property Group	19,200	346
Camden Property Trust	8,547	712
Care Capital Properties	8,823	232
CBRE Group, Cl A *	29,617	1,033
Colony NorthStar, Cl A	54,523	770
Columbia Property Trust	11,800	255
CoreCivic	10,240	294
Corporate Office Properties Trust	9,800	331
Crown Castle International	37,196	3,781
CubeSmart	17,400	434
CyrusOne	6,900	388
DCT Industrial Trust	8,800	464
DDR	30,800	264
Digital Realty Trust	16,000	1,891
Douglas Emmett	14,300	543
Duke Realty	34,209	981
Empire State Realty Trust, Cl A	12,600	262
EPR Properties	6,200	440
Equinix	7,842	3,458
Equity Commonwealth *	11,525	359
Equity LifeStyle Properties	7,700	650
Equity Residential	35,877	2,335
Essex Property Trust	6,554	1,684
Extra Space Storage (A)	12,100	937
Federal Realty Investment Trust	6,996	859
Forest City Realty Trust, Cl A	22,742	518
Gaming and Leisure Properties	18,491	679
GGP	57,053	1,271
HCP	46,774	1,466
Healthcare Trust of America, Cl A	13,700	420
Highwoods Properties	9,400	474
Hospitality Properties Trust	16,366	473
Host Hotels & Resorts	72,540	1,305
Howard Hughes *	3,673	471
Invitation Homes	14,100	303
Iron Mountain	25,703	898
Jones Lang LaSalle	4,600	531
Kilroy Realty	9,100	666
Kimco Realty	39,944	701
Lamar Advertising, Cl A (A)	8,240	577
Liberty Property Trust	14,606	600
Life Storage	4,500	337

22	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Macerich (A)	14,211	$816
Mid-America Apartment Communities	11,050	1,126
National Retail Properties	14,000	537
Omega Healthcare Investors (A)	18,400	576
Outfront Media	12,680	290
Paramount Group	18,400	284
Park Hotels & Resorts	11,188	288
Piedmont Office Realty Trust, Cl A	14,600	309
Prologis	50,118	2,784
Public Storage	15,268	3,288
Quality Care Properties *	9,354	158
Rayonier	11,704	329
Realogy Holdings	14,800	451
Realty Income (A)	25,600	1,406
Regency Centers	14,458	880
Retail Properties of America, Cl A	24,300	299
SBA Communications, Cl A *	12,300	1,700
Senior Housing Properties Trust	23,600	499
Simon Property Group	30,281	4,671
SL Green Realty	9,868	997
Spirit Realty Capital	47,100	341
STORE Capital	14,800	302
Sun Communities	6,100	525
Tanger Factory Outlet Centers	9,600	250
Taubman Centers	5,800	355
UDR	26,493	1,023
Uniti Group	12,529	313
Ventas	35,592	2,367
VEREIT	98,000	810
Vornado Realty Trust	17,036	1,571
Weingarten Realty Investors	11,267	339
Welltower	37,283	2,705
Weyerhaeuser	77,646	2,559
WP Carey	10,400	678

		84,141

Telecommunication Services — 2.1%
AT&T	620,051	23,891
CenturyLink (A)	53,254	1,329
Frontier Communications (A)	116,395	152
Level 3 Communications *	29,286	1,743
Sprint *(A)	77,115	655
Telephone & Data Systems	9,880	282
T-Mobile US *	28,800	1,942
US Cellular *	831	33
Verizon Communications	411,176	19,177
Zayo Group Holdings *	16,400	527

		49,731

Utilities — 3.1%
AES	66,924	782
Alliant Energy	22,752	944

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Ameren	23,890	$1,356
American Electric Power	47,650	3,420
American Water Works	17,600	1,376
Aqua America	18,046	590
Atmos Energy	10,091	841
Avangrid	5,594	254
Calpine *	36,900	474
CenterPoint Energy	43,115	1,234
CMS Energy	27,942	1,325
Consolidated Edison	30,416	2,518
Dominion Energy	60,312	4,871
DTE Energy	18,064	1,978
Duke Energy	69,316	5,939
Edison International	33,079	2,698
Entergy	17,898	1,415
Eversource Energy	31,808	1,974
Exelon	85,576	3,107
FirstEnergy	43,027	1,258
Great Plains Energy	17,471	502
Hawaiian Electric Industries	11,046	366
MDU Resources Group	19,821	540
National Fuel Gas (A)	7,089	402
NextEra Energy	46,273	6,545
NiSource	32,121	837
NRG Energy	30,200	485
OGE Energy	19,936	710
PG&E	51,418	3,516
Pinnacle West Capital	10,892	962
PPL	64,926	2,591
Public Service Enterprise Group	50,452	2,266
SCANA	13,010	887
Sempra Energy	26,023	3,032
Southern	101,603	5,142
UGI	17,225	882
Vectren	8,491	521
WEC Energy Group	31,657	1,987
Westar Energy, Cl A	13,900	736
Xcel Energy	50,681	2,428

		73,691

Total Common Stock (Cost $1,219,177) ($ Thousands)		2,318,474

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills 0.853%, 08/03/2017 (B)(D)	$2,365	2,361

Total U.S. Treasury Obligation (Cost $2,362) ($ Thousands)		2,361

SEI Institutional Investments Trust / Annual Report / May 31, 2017	23

SCHEDULE OF INVESTMENTS

May 31, 2017

Large Cap Index Fund  (Concluded)

		Market Value
Description	Shares	($ Thousands)

AFFILIATED PARTNERSHIP — 3.0%
SEI Liquidity Fund, L.P. 0.910% **†(C)	71,366,860	$71,366

Total Affiliated Partnership (Cost $71,367) ($ Thousands)		71,366

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**†	24,890,737	24,891

Total Cash Equivalent (Cost $24,891) ($ Thousands)		24,891

Total Investments — 102.7% (Cost $1,317,797) ($ Thousands)		$2,417,092

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)

S&P 500 Index E-MINI	274	Jun-2017	$670
S&P Mid Cap 400 Index E-MINI	19	Jun-2017	16

			$686

For the year ended May 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the period.

Percentages are based on Net Assets of $2,354,169 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2017.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
††	The Fund may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.
(A)	This security or a partial position of this security is on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017 was $69,770 ($ Thousands).
(B)	The rate reported is the effective yield at the time of purchase.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $71,365 ($ Thousands).
(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

MSCI — Morgan Stanley Capital International

S&P— Standard & Poor’s

Ser — Series

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$2,318,474	$–	$–	$2,318,474
U.S. Treasury Obligation	–	2,361	–	2,361
Affiliated Partnership	–	71,366	–	71,366
Cash Equivalent	24,891	–	–	24,891

Total Investments in Securities	$2,343,365	$73,727	$–	$2,417,092

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *
Unrealized Appreciation	$686	$–	$–	$686

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

24	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SCHEDULE OF INVESTMENTS

May 31, 2017

S&P 500 Index Fund

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK — 97.5%

Consumer Discretionary — 12.2%
Advance Auto Parts	14,400	$1,924
Amazon.com *	76,460	76,049
AutoNation *(A)	12,600	498
AutoZone *	5,545	3,360
Bed Bath & Beyond	29,300	1,008
Best Buy	51,987	3,088
BorgWarner (A)	39,100	1,662
Carmax *(A)	35,900	2,256
Carnival, Cl A	80,300	5,145
CBS, Cl B	71,982	4,399
Charter Communications, Cl A *	41,500	14,340
Chipotle Mexican Grill, Cl A *(A)	5,520	2,635
Coach	54,191	2,504
Comcast, Cl A	913,148	38,069
Darden Restaurants	23,995	2,134
Delphi Automotive	51,800	4,557
Discovery Communications, Cl A *(A)	30,200	800
Discovery Communications, Cl C *	42,500	1,098
DISH Network, Cl A *	44,400	2,831
Dollar General	49,600	3,640
Dollar Tree *	46,069	3,580
DR Horton	65,591	2,144
Expedia	23,395	3,364
Foot Locker	25,900	1,539
Ford Motor	751,443	8,356
Gap (A)	43,200	972
Garmin (A)	22,095	1,150
General Motors	262,487	8,906
Genuine Parts	29,000	2,686
Goodyear Tire & Rubber	49,100	1,582
H&R Block	40,891	1,085
Hanesbrands (A)	74,100	1,530
Harley-Davidson (A)	33,700	1,786
Hasbro	21,395	2,252
Home Depot	235,087	36,088
Interpublic Group	75,800	1,890
Kohl’s (A)	34,591	1,329
L Brands (A)	47,000	2,425
Leggett & Platt	26,195	1,363
Lennar, Cl A	39,291	2,016
LKQ *	60,300	1,899
Lowe’s	166,887	13,146
Macy’s	59,400	1,396
Marriott International, Cl A	60,536	6,517
Mattel	67,087	1,537
McDonald’s	157,987	23,839
Michael Kors Holdings *	30,700	1,019
Mohawk Industries *	12,300	2,943
NetFlix *	82,979	13,531
Newell Brands	92,690	4,908
News	23,200	318

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
News, Cl A	75,383	$1,009
NIKE, Cl B	255,382	13,533
Nordstrom (A)	21,895	915
Omnicom Group (A)	45,800	3,834
O’Reilly Automotive *(A)	17,700	4,285
Priceline Group *	9,484	17,802
PulteGroup	55,483	1,258
PVH	15,600	1,653
Ralph Lauren, Cl A	10,695	725
Ross Stores	76,800	4,909
Royal Caribbean Cruises	32,500	3,581
Scripps Networks Interactive, Cl A (A)	18,300	1,212
Signet Jewelers (A)	13,000	625
Staples	125,378	1,138
Starbucks	280,982	17,873
Target	106,991	5,901
TEGNA	40,600	964
Tiffany	20,495	1,782
Time Warner	149,287	14,853
TJX	125,591	9,446
Tractor Supply	25,200	1,390
TripAdvisor *	21,895	843
Twenty-First Century Fox, Cl A	204,774	5,553
Twenty-First Century Fox, Cl B	94,700	2,547
Ulta Beauty *	11,400	3,475
Under Armour, Cl A *(A)	34,795	667
Under Armour, Cl C *(A)	34,832	621
VF (A)	64,291	3,459
Viacom, Cl B	67,500	2,348
Walt Disney	280,683	30,297
Whirlpool	14,300	2,653
Wyndham Worldwide	20,600	2,080
Wynn Resorts	15,200	1,956
Yum! Brands	65,100	4,729

		499,009

Consumer Staples — 9.2%
Altria Group	374,083	28,221
Archer-Daniels-Midland	111,191	4,623
Brown-Forman, Cl B	34,692	1,802
Campbell Soup	37,891	2,184
Church & Dwight	48,800	2,521
Clorox	25,000	3,393
Coca-Cola	745,557	33,901
Colgate-Palmolive	170,191	12,996
Conagra Brands	80,787	3,114
Constellation Brands, Cl A	33,200	6,067
Costco Wholesale	84,600	15,264
Coty, Cl A (A)	92,183	1,746
CVS Health	197,683	15,188
Dr. Pepper Snapple Group	35,500	3,295
Estee Lauder, Cl A	42,700	4,020

SEI Institutional Investments Trust / Annual Report / May 31, 2017	25

SCHEDULE OF INVESTMENTS

May 31, 2017

S&P 500 Index Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
General Mills	111,596	$6,332
Hershey	27,100	3,124
Hormel Foods (A)	51,492	1,732
JM Smucker	22,595	2,889
Kellogg	49,300	3,530
Kimberly-Clark	68,496	8,886
Kraft Heinz	114,891	10,593
Kroger	178,682	5,321
McCormick	21,895	2,280
Mead Johnson Nutrition, Cl A	35,600	3,183
Molson Coors Brewing, Cl B	35,995	3,412
Mondelez International, Cl A	294,278	13,710
Monster Beverage *	78,031	3,945
PepsiCo	275,378	32,183
Philip Morris International	299,378	35,866
Procter & Gamble	493,267	43,452
Reynolds American	159,312	10,714
Sysco	96,100	5,243
Tyson Foods, Cl A	55,987	3,210
Walgreens Boots Alliance	164,387	13,319
Wal-Mart Stores	290,483	22,832
Whole Foods Market	60,991	2,134

		376,225

Energy — 5.8%
Anadarko Petroleum	107,995	5,457
Apache (A)	74,100	3,465
Baker Hughes	82,300	4,539
Cabot Oil & Gas	91,687	2,035
Chesapeake Energy *(A)	144,278	730
Chevron	365,278	37,799
Cimarex Energy	18,596	2,000
Concho Resources *	28,900	3,664
ConocoPhillips	238,083	10,640
Devon Energy	101,700	3,456
EOG Resources	111,091	10,033
EQT	33,995	1,879
ExxonMobil	800,300	64,424
Halliburton	166,891	7,542
Helmerich & Payne (A)	21,295	1,121
Hess	51,900	2,382
Kinder Morgan	369,383	6,930
Marathon Oil	165,700	2,157
Marathon Petroleum	101,492	5,282
Murphy Oil (A)	32,091	783
National Oilwell Varco	73,600	2,405
Newfield Exploration *	37,700	1,225
Noble Energy	88,400	2,536
Occidental Petroleum	147,195	8,674
ONEOK	41,291	2,051
Phillips 66	84,896	6,461
Pioneer Natural Resources	32,596	5,439

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Range Resources	36,000	$830
Schlumberger	268,866	18,710
TechnipFMC *	91,200	2,640
Tesoro	22,900	1,906
Transocean *(A)	73,100	664
Valero Energy	87,200	5,360
Williams	160,996	4,605

		239,824

Financials — 13.4%
Affiliated Managers Group	11,000	1,692
Aflac	77,591	5,849
Allstate	70,200	6,061
American Express	145,887	11,225
American International Group	169,478	10,784
Ameriprise Financial	29,900	3,612
Aon	50,500	6,611
Arthur J Gallagher	34,500	1,957
Assurant	10,995	1,077
Bank of America	1,934,583	43,354
Bank of New York Mellon	199,787	9,414
BB&T	155,491	6,476
Berkshire Hathaway, Cl B *	366,528	60,580
BlackRock, Cl A	23,396	9,575
Capital One Financial	92,496	7,115
CBOE Holdings	18,000	1,555
Charles Schwab	233,891	9,063
Chubb	89,747	12,851
Cincinnati Financial	28,596	2,004
Citigroup	534,557	32,362
Citizens Financial Group	99,400	3,389
CME Group, Cl A	65,395	7,670
Comerica	34,291	2,351
Discover Financial Services	74,600	4,379
E*TRADE Financial *	52,291	1,810
Fifth Third Bancorp	144,300	3,426
Franklin Resources	67,395	2,816
Goldman Sachs Group	71,391	15,082
Hartford Financial Services Group	72,500	3,581
Huntington Bancshares	212,361	2,663
Intercontinental Exchange	114,600	6,898
Invesco	78,600	2,492
JPMorgan Chase	689,357	56,631
KeyCorp	209,300	3,656
Leucadia National	63,287	1,544
Lincoln National	44,000	2,859
Loews	53,987	2,546
M&T Bank	30,023	4,698
Marsh & McLennan	99,091	7,685
MetLife	209,487	10,598
Moody’s	32,200	3,814
Morgan Stanley	276,900	11,558

26	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Nasdaq	22,600	$1,529
Navient	57,200	825
Northern Trust	41,396	3,620
People’s United Financial	66,900	1,108
PNC Financial Services Group	93,691	11,121
Principal Financial Group	51,891	3,264
Progressive	112,483	4,773
Prudential Financial	82,800	8,682
Raymond James Financial	24,400	1,763
Regions Financial	234,000	3,239
S&P Global	49,700	7,098
State Street	69,000	5,621
SunTrust Banks	95,000	5,070
Synchrony Financial	149,021	4,001
T. Rowe Price Group	47,200	3,325
Torchmark	21,446	1,619
Travelers	53,796	6,716
Unum Group	43,891	1,974
US Bancorp	306,983	15,622
Wells Fargo	868,948	44,438
Willis Towers Watson	24,745	3,628
XL Group	51,700	2,259
Zions Bancorporation	39,700	1,591

		548,249

Health Care — 13.5%
Abbott Laboratories	333,148	15,212
AbbVie	307,378	20,293
Aetna	63,895	9,256
Agilent Technologies	62,891	3,795
Alexion Pharmaceuticals *	43,700	4,284
Allergan	64,599	14,454
AmerisourceBergen	32,296	2,964
Amgen	141,991	22,043
Anthem	50,896	9,281
Baxter International	93,429	5,541
Becton Dickinson	43,638	8,258
Biogen *	41,600	10,307
Boston Scientific *	262,400	7,093
Bristol-Myers Squibb	322,483	17,398
C.R. Bard	14,000	4,304
Cardinal Health	61,096	4,539
Celgene *	149,987	17,160
Centene *	33,600	2,440
Cerner *	56,900	3,718
Cigna	49,500	7,981
Cooper	9,600	2,100
Danaher	117,500	9,980
DaVita HealthCare Partners *	30,395	2,014
DENTSPLY SIRONA	44,591	2,832
Edwards Lifesciences *	41,400	4,764
Eli Lilly	187,191	14,895

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Envision Healthcare *	22,502	$1,229
Express Scripts Holding *	116,591	6,966
Gilead Sciences	251,978	16,351
HCA Healthcare *	55,895	4,578
Henry Schein *(A)	15,400	2,833
Hologic *	54,700	2,369
Humana	28,696	6,665
IDEXX Laboratories *	17,100	2,879
Illumina *	28,500	5,055
Incyte *	33,000	4,268
Intuitive Surgical *	7,100	6,494
Johnson & Johnson	523,670	67,161
Laboratory Corp of America Holdings *	20,000	2,780
Mallinckrodt *	18,596	802
McKesson	40,800	6,654
Medtronic	264,061	22,255
Merck	529,770	34,493
Mettler Toledo International *	5,000	2,914
Mylan *	89,396	3,485
Patterson (A)	15,500	684
PerkinElmer	21,100	1,331
Perrigo (A)	28,096	2,047
Pfizer	1,148,435	37,496
Quest Diagnostics	26,400	2,871
Regeneron Pharmaceuticals *	14,600	6,702
Stryker	59,596	8,520
Thermo Fisher Scientific	75,191	12,992
UnitedHealth Group	185,587	32,511
Universal Health Services, Cl B	17,100	1,944
Varian Medical Systems *	18,295	1,812
Vertex Pharmaceuticals *	48,000	5,933
Waters *	15,700	2,820
Zimmer Biomet Holdings	38,895	4,637
Zoetis, Cl A	94,600	5,892

		555,329

Industrials — 9.9%
3M	114,991	23,512
Acuity Brands (A)	8,400	1,368
Alaska Air Group	24,200	2,107
Allegion	18,796	1,478
American Airlines Group (A)	97,591	4,724
Ametek	44,100	2,691
Arconic	86,266	2,370
Boeing	109,891	20,619
C.H. Robinson Worldwide (A)	26,995	1,809
Caterpillar	112,991	11,913
Cintas	16,495	2,076
CSX	178,478	9,668
Cummins	29,696	4,683
Deere	56,396	6,906
Delta Air Lines	140,587	6,907

SEI Institutional Investments Trust / Annual Report / May 31, 2017	27

SCHEDULE OF INVESTMENTS

May 31, 2017

S&P 500 Index Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Dover	30,400	$2,510
Eaton	86,495	6,693
Emerson Electric	124,091	7,336
Equifax	23,295	3,187
Expeditors International of Washington	34,391	1,836
Fastenal (A)	56,591	2,443
FedEx	47,200	9,149
Flowserve (A)	25,100	1,217
Fluor	27,400	1,229
Fortive	58,350	3,644
Fortune Brands Home & Security	30,000	1,893
General Dynamics	54,796	11,137
General Electric	1,683,688	46,099
Honeywell International	146,787	19,521
Illinois Tool Works	60,095	8,487
Ingersoll-Rand	50,596	4,533
Jacobs Engineering Group	23,796	1,247
JB Hunt Transport Services	17,100	1,460
Johnson Controls International	180,646	7,544
Kansas City Southern	20,500	1,952
L3 Technologies, Cl 3	15,100	2,546
Lockheed Martin	48,156	13,538
Masco	62,700	2,336
Nielsen Holdings	65,700	2,528
Norfolk Southern	55,896	6,933
Northrop Grumman	33,596	8,709
Paccar	68,400	4,307
Parker Hannifin	26,000	4,094
Pentair	32,700	2,165
Quanta Services *	29,000	889
Raytheon	56,395	9,249
Republic Services, Cl A	45,100	2,869
Robert Half International	24,295	1,130
Rockwell Automation	25,096	3,983
Rockwell Collins	31,500	3,435
Roper Technologies	19,700	4,476
Ryder System	9,995	664
Snap-on	11,100	1,794
Southwest Airlines	118,387	7,114
Stanley Black & Decker	29,595	4,073
Stericycle *	16,296	1,333
Textron	52,791	2,523
TransDigm Group (A)	9,600	2,574
Union Pacific	156,887	17,305
United Continental Holdings *	55,800	4,446
United Parcel Service, Cl B	132,887	14,082
United Rentals *	16,100	1,751
United Technologies	144,491	17,524
Verisk Analytics, Cl A *	29,600	2,394
Waste Management	77,800	5,672
WW Grainger (A)	10,600	1,826

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Xylem	35,100	$1,830

		406,040

Information Technology — 22.6%
Accenture, Cl A	119,996	14,936
Activision Blizzard	133,100	7,797
Adobe Systems *	95,495	13,547
Advanced Micro Devices *(A)	147,300	1,648
Akamai Technologies *	33,196	1,565
Alliance Data Systems	10,900	2,628
Alphabet, Cl A *	57,341	56,601
Alphabet, Cl C *	57,063	55,058
Amphenol, Cl A	59,991	4,475
Analog Devices	70,006	6,004
Apple	1,012,846	154,722
Applied Materials	208,000	9,543
Autodesk *	37,700	4,214
Automatic Data Processing	86,391	8,844
Broadcom, Cl A	77,359	18,526
CA	59,787	1,899
Cisco Systems	966,143	30,463
Citrix Systems *	30,400	2,509
Cognizant Technology Solutions, Cl A	117,195	7,842
Corning	179,570	5,225
CSRA	28,195	850
DXC Technology	54,952	4,260
eBay *	194,483	6,671
Electronic Arts *	59,300	6,720
F5 Networks *	12,700	1,627
Facebook, Cl A *	454,578	68,850
Fidelity National Information Services	63,600	5,461
Fiserv *	41,500	5,199
FLIR Systems	26,900	1,019
Gartner *	17,700	2,117
Global Payments	29,282	2,683
Harris	24,300	2,726
Hewlett Packard Enterprise	320,174	6,022
HP	325,674	6,110
Intel	912,152	32,938
International Business Machines	165,551	25,268
Intuit	46,700	6,568
Juniper Networks	74,700	2,191
Kla-Tencor	30,400	3,162
Lam Research	31,495	4,887
Mastercard, Cl A	181,747	22,333
Microchip Technology (A)	41,996	3,498
Micron Technology *	200,400	6,166
Microsoft	1,491,604	104,174
Motorola Solutions	31,588	2,640
NetApp	52,891	2,142
Nvidia	113,583	16,396
Oracle	578,165	26,243

28	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Paychex	62,387	$3,695
PayPal Holdings *	216,383	11,297
Qorvo *	24,500	1,910
QUALCOMM	284,778	16,309
Red Hat *	34,800	3,117
salesforce.com *	126,191	11,312
Seagate Technology (A)	57,400	2,501
Skyworks Solutions	36,096	3,842
Symantec	120,800	3,661
Synopsys *	28,800	2,156
TE Connectivity	68,291	5,385
Teradata *(A)	24,700	673
Texas Instruments	192,683	15,894
Total System Services	31,691	1,887
VeriSign *(A)	17,000	1,533
Visa, Cl A (A)	358,470	34,137
Western Digital	55,331	4,983
Western Union (A)	92,578	1,761
Xerox	168,200	1,189
Xilinx	48,400	3,229
Yahoo! *	168,991	8,504

		925,942

Materials — 2.7%
Air Products & Chemicals	41,800	6,022
Albemarle	22,000	2,499
Avery Dennison	17,000	1,432
Ball (A)	68,392	2,797
CF Industries Holdings (A)	44,600	1,200
Dow Chemical	215,083	13,327
Eastman Chemical	27,996	2,243
Ecolab	50,496	6,708
EI du Pont de Nemours	166,587	13,147
FMC	26,100	1,967
Freeport-McMoRan, Cl B *	258,100	2,966
International Flavors & Fragrances	15,200	2,096
International Paper	80,196	4,241
LyondellBasell Industries, Cl A	63,796	5,137
Martin Marietta Materials	12,300	2,756
Monsanto	84,491	9,921
Mosaic	66,791	1,511
Newmont Mining	103,783	3,544
Nucor	62,187	3,613
PPG Industries	49,700	5,286
Praxair	54,900	7,263
Sealed Air	37,900	1,683
Sherwin-Williams	15,700	5,209
Vulcan Materials	25,700	3,203
WestRock	48,982	2,666

		112,437

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)

Real Estate — 2.8%
Alexandria Real Estate Equities	17,000	$1,984
American Tower, Cl A	82,300	10,797
Apartment Investment & Management, Cl A	30,900	1,326
AvalonBay Communities	26,400	5,049
Boston Properties	29,800	3,615
CBRE Group, Cl A *	58,691	2,047
Crown Castle International	69,396	7,054
Digital Realty Trust	30,900	3,652
Equinix ‡	14,957	6,596
Equity Residential	71,096	4,628
Essex Property Trust	12,800	3,289
Extra Space Storage	24,000	1,859
Federal Realty Investment Trust, Cl REIT	13,800	1,694
GGP	114,200	2,544
HCP	91,000	2,852
Host Hotels & Resorts, Cl REIT	144,574	2,601
Iron Mountain	47,901	1,673
Kimco Realty	81,387	1,428
Macerich	23,196	1,332
Mid-America Apartment Communities	21,700	2,212
Prologis	102,300	5,682
Public Storage	28,695	6,179
Realty Income, Cl REIT (A)	52,200	2,867
Regency Centers	28,600	1,741
Simon Property Group	61,596	9,501
SL Green Realty	19,700	1,990
UDR, Cl REIT	51,000	1,969
Ventas	68,700	4,568
Vornado Realty Trust	33,596	3,098
Welltower	70,600	5,121
Weyerhaeuser, Cl REIT	144,945	4,777

		115,725

Telecommunication Services — 2.2%
AT&T	1,185,143	45,663
CenturyLink (A)	106,887	2,667
Level 3 Communications *	56,700	3,375
Verizon Communications	786,552	36,685

		88,390

Utilities — 3.2%
AES	129,500	1,512
Alliant Energy	44,500	1,845
Ameren	47,391	2,689
American Electric Power	94,600	6,790
American Water Works	34,800	2,721
CenterPoint Energy	84,283	2,411
CMS Energy	54,791	2,598
Consolidated Edison	59,000	4,885
Dominion Energy	121,000	9,773
DTE Energy	35,000	3,833

SEI Institutional Investments Trust / Annual Report / May 31, 2017	29

SCHEDULE OF INVESTMENTS

May 31, 2017

S&P 500 Index Fund  (Concluded)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Duke Energy	134,791	$11,549
Edison International	62,996	5,139
Entergy	34,900	2,759
Eversource Energy	61,800	3,836
Exelon	178,191	6,470
FirstEnergy	85,287	2,494
NextEra Energy	90,100	12,744
NiSource	63,287	1,650
NRG Energy	62,287	1,000
PG&E	97,500	6,667
Pinnacle West Capital	21,300	1,882
PPL	130,600	5,212
Public Service Enterprise Group	98,100	4,406
SCANA	27,296	1,862
Sempra Energy	48,195	5,614
Southern	190,900	9,661
WEC Energy Group	61,531	3,862
Xcel Energy	97,383	4,666

		130,530

Total Common Stock (Cost $3,291,742) ($ Thousands)		3,997,700

	Face Amount (Thousands)

U.S. TREASURY OBLIGATIONS — 0.1%

U.S. Treasury Bills 0.853%, 08/03/2017 (B)(D)	$1,438	1,436
0.676%, 06/08/2017 (B)(D)	2,995	2,995

Total U.S. Treasury Obligations (Cost $4,431) ($ Thousands)		4,431

	Shares

AFFILIATED PARTNERSHIP — 2.7%
SEI Liquidity Fund, L.P. 0.910% **†(C)	108,742,159	108,741

Total Affiliated Partnership (Cost $108,742) ($ Thousands)		108,741

		Market Value
Description	Shares	($ Thousands)

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**†	87,243,183	$87,243

Total Cash Equivalent (Cost $87,243) ($ Thousands)		87,243

Total Investments — 102.4% (Cost $3,492,158) ($ Thousands)		$4,198,115

30	SEI Institutional Investments Trust / Annual Report / May 31, 2017

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)

S&P 500 Index E-MINI	861	Jun-2017	$2,087

For the year ended May 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the period.

Percentages are based on Net Assets of $4,100,863 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2017.
†	Investment in Affiliated Security (see Note 6.)
(A)	This security or a partial position of this security is on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017 was $106,484 ($ Thousands).
(B)	The rate reported is the effective yield at the time of purchase.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $108,741 ($ Thousands).
(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P.— Limited Partnership

REIT— Real Estate Investment Trust

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$3,997,700	$–	$–	$3,997,700
U.S. Treasury Obligations	–	4,431	–	4,431
Affiliated Partnership	–	108,741	–	108,741
Cash Equivalent	87,243	–	–	87,243

Total Investments in Securities	$4,084,943	$113,172	$–	$4,198,115

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts *
Unrealized Appreciation	$2,087	$–	$–	$2,087

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	31

SCHEDULE OF INVESTMENTS

May 31, 2017

Extended Market Index Fund

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK – 97.7%

Consumer Discretionary – 14.1%
1-800-Flowers.com, Cl A *	7,300	$73
Aaron’s	14,816	541
Abercrombie & Fitch, Cl A (A)	12,300	162
Acushnet Holdings (A)	4,400	84
Adient	19,000	1,302
Adtalem Global Education	12,681	474
AMC Entertainment Holdings, Cl A	11,994	270
AMC Networks, Cl A *(A)	11,660	618
American Axle & Manufacturing Holdings *	18,998	287
American Eagle Outfitters	32,922	379
American Outdoor Brands *(A)	12,383	280
American Public Education *	2,727	60
America’s Car-Mart *(A)	850	31
Aramark	51,900	1,934
Asbury Automotive Group *	4,098	229
Ascena Retail Group *(A)	33,727	60
Ascent Capital Group, Cl A *	1,754	24
Barnes & Noble	12,727	85
Barnes & Noble Education *	5,894	56
Bassett Furniture Industries	2,700	80
Beazer Homes USA *	7,161	87
Belmond, Cl A *	17,030	210
Big 5 Sporting Goods (A)	4,423	61
Big Lots (A)	9,446	461
Biglari Holdings *	182	69
BJ’s Restaurants *	4,642	208
Bloomin’ Brands	22,850	458
Bob Evans Farms	4,687	330
Bojangles’*	2,000	35
Boot Barn Holdings *(A)	3,000	23
Boyd Gaming	18,145	461
Bridgepoint Education *	2,679	37
Bright Horizons Family Solutions *	9,535	732
Brinker International (A)	9,782	384
Brunswick	18,783	1,038
Buckle (A)	4,851	82
Buffalo Wild Wings *	3,327	478
Build-A-Bear Workshop, Cl A *	2,700	29
Burlington Stores *	14,800	1,448
Cabela’s *	10,739	567
Cable One	1,000	719
Caesars Acquisition, Cl A *	11,600	205
Caesars Entertainment *(A)	15,783	173
CalAtlantic Group (A)	15,175	547
Caleres	8,576	234
Callaway Golf	17,606	224
Camping World Holdings, Cl A	3,600	97
Capella Education	2,138	185
Career Education *	16,454	155
Carriage Services, Cl A	2,006	53
Carrols Restaurant Group *	7,900	94

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Carter’s	10,670	$877
Cato, Cl A	6,296	127
Cavco Industries *	1,831	202
Central European Media Enterprises, Cl A *	23,106	90
Century Casinos *	4,000	31
Century Communities *	4,200	105
Cheesecake Factory (A)	9,723	573
Chegg *(A)	15,300	184
Chico’s FAS	26,951	255
Children’s Place (A)	3,633	393
Choice Hotels International	7,377	479
Churchill Downs	3,034	509
Chuy’s Holdings *	2,335	63
Cinemark Holdings	22,440	888
Citi Trends	3,097	57
Clear Channel Outdoor Holdings, Cl A	6,796	26
ClubCorp Holdings	14,200	189
Collectors Universe	1,500	38
Columbia Sportswear	5,144	279
Conn’s *(A)	3,909	67
Container Store Group *	1,600	9
Cooper Tire & Rubber	11,632	419
Cooper-Standard Holdings *	3,300	356
Core-Mark Holdings	9,436	321
Cracker Barrel Old Country Store (A)	4,144	691
Crocs *	11,003	75
CSS Industries	2,292	61
CST Brands	16,100	778
Culp	2,861	92
Daily Journal *	100	21
Dana Holdings	29,898	631
Dave & Buster’s Entertainment *	8,400	560
Deckers Outdoor *(A)	6,404	444
Del Frisco’s Restaurant Group *	7,300	124
Del Taco Restaurants *	4,500	58
Delta Apparel *	1,400	26
Denny’s *	14,463	172
Destination XL Group *	4,342	10
Dick’s Sporting Goods	18,635	766
Dillard’s, Cl A (A)	3,862	199
DineEquity	3,272	150
Domino’s Pizza	10,758	2,278
Dorman Products *(A)	5,340	445
DSW, Cl A	15,092	254
Duluth Holdings, Cl B *	2,900	57
Dunkin’ Brands Group (A)	19,430	1,137
Eastman Kodak *	2,100	19
El Pollo Loco Holdings *	3,900	53
Eldorado Resorts *	11,800	245
Entercom Communications, Cl A (A)	4,782	49
Entravision Communications, Cl A	14,200	82
Eros International *(A)	5,900	57

32	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Ethan Allen Interiors	5,276	$142
Etsy *(A)	20,200	271
EW Scripps, Cl A *	13,796	237
Express *	14,962	116
Extended Stay America	15,600	284
Fiesta Restaurant Group *	6,805	150
Finish Line, Cl A	9,311	131
Five Below *(A)	12,105	621
Flexsteel Industries	1,700	86
Fossil Group *(A)	8,500	92
Fox Factory Holding *	5,000	164
Francesca’s Holdings *	8,224	104
Fred’s, Cl A (A)	6,579	91
FTD *	2,392	41
GameStop, Cl A (A)	22,700	503
Gannett	25,200	198
Genesco *	4,069	151
Gentex (A)	59,890	1,137
Gentherm *	7,748	292
G-III Apparel Group *	8,106	159
Global Eagle Entertainment *(A)	10,300	32
GNC Holdings, Cl A (A)	13,278	101
Golden Entertainment	4,900	81
GoPro, Cl A *(A)	21,400	176
Graham Holdings, Cl B	900	539
Grand Canyon Education *	9,615	754
Gray Television *	12,300	148
Green Brick Partners *(A)	6,200	61
Group 1 Automotive	4,735	285
Groupon, Cl A *(A)	82,841	249
Guess?	11,317	136
Habit Restaurants, Cl A *	1,600	30
Haverty Furniture	4,363	104
Helen of Troy *	5,848	532
Hibbett Sports *	4,012	93
Hilton Grand Vacations *	11,870	425
Hilton Worldwide Holdings	36,666	2,437
Hooker Furniture	2,700	116
Horizon Global *	6,670	98
Houghton Mifflin Harcourt *	24,200	299
Hovnanian Enterprises, Cl A *(A)	42,115	102
HSN	6,411	213
Hyatt Hotels, Cl A *	6,427	371
Iconix Brand Group *	8,051	48
ILG	24,798	668
IMAX*(A)	11,800	296
Installed Building Products *	4,900	243
International Game Technology	18,500	328
International Speedway, Cl A	5,498	194
Intrawest Resorts Holdings *	3,200	76
iRobot*(A)	5,702	529
J Alexander’s Holdings *	2,756	31

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
J.C. Penney *(A)	61,395	$289
Jack in the Box	7,021	748
JAKKS Pacific *	427	2
Jamba*	1,407	10
John Wiley & Sons, Cl A	9,072	460
Johnson Outdoors, Cl A	700	30
K12 *	8,088	152
Kate Spade *	27,298	503
KB Home	17,485	367
Kimball International, Cl B	7,025	121
Kirkland’s *	2,028	18
La Quinta Holdings *	19,900	276
Lands’ End *	4,362	77
Las Vegas Sands	77,304	4,571
Laureate Education, Cl A *	8,400	140
La-Z-Boy, Cl Z	10,426	276
LCI Industries	4,949	440
Lear	14,871	2,216
LGI Homes *(A)	2,900	94
Libbey	2,785	23
Liberty Braves Group, Cl A *	1,803	43
Liberty Braves Group, Cl C *	6,565	153
Liberty Broadband, Cl A *	5,083	449
Liberty Broadband, Cl C *	21,668	1,932
Liberty Expedia Holdings, Cl A *	11,031	575
Liberty Interactive, Cl A *	89,644	2,103
Liberty Media Group LLC, Cl A *(A)	4,508	144
Liberty Media Group LLC, Cl C *(A)	9,042	301
Liberty SiriusXM Group, Cl A *	19,135	797
Liberty SiriusXM Group, Cl C *	38,570	1,607
Liberty Tripadvisor Holdings, Cl A *	13,392	159
Liberty Ventures, Ser A *	16,547	892
Lifetime Brands	3,300	61
Lions Gate Entertainment, Cl A (A)	9,155	248
Lions Gate Entertainment, Cl B *	22,075	558
Lithia Motors, Cl A (A)	4,789	435
Live Nation *	28,003	966
Loral Space & Communications *	1,900	75
lululemon athletica *(A)	20,600	994
Lumber Liquidators Holdings *(A)	6,626	192
M/I Homes *	6,094	172
Madison Square Garden, Cl A *	4,079	797
Malibu Boats, Cl A *	4,600	112
Marcus	4,061	134
MarineMax*	3,996	72
Marriott Vacations Worldwide (A)	4,974	580
MDC Holdings	8,073	272
MDC Partners, Cl A	8,576	71
Meredith (A)	8,244	446
Meritage Homes *	9,111	364
MGM Resorts International	101,874	3,231
Michaels *	19,000	367

SEI Institutional Investments Trust / Annual Report / May 31, 2017	33

SCHEDULE OF INVESTMENTS

May 31, 2017

Extended Market Index Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Modine Manufacturing *	7,374	$112
Monarch Casino & Resort *	3,100	93
Monro Muffler	7,028	349
Motorcar Parts & Accessories *	3,700	108
Movado Group	2,720	57
MSG Networks *	11,940	251
Murphy USA *(A)	7,300	497
Nathan’s Famous *	900	57
National CineMedia	15,007	109
Nautilus *	6,200	113
New Media Investment	8,900	115
New York Times, Cl A	27,382	482
Nexstar Media Group, Cl A	9,344	534
Noodles, Cl A *	700	3
Norwegian Cruise Line Holdings *	33,169	1,657
Nutrisystem (A)	6,359	331
NVR *	770	1,757
Office Depot	113,947	582
Ollie’s Bargain Outlet Holdings *	4,900	202
Overstock.com*	5,000	70
Oxford Industries	2,854	153
Panera Bread, Cl A *	4,920	1,547
Papa John’s International	6,042	487
Party City Holdco *	3,900	65
Penn National Gaming *	16,554	320
Penske Auto Group (A)	8,688	368
Perry Ellis International *	2,439	45
PetMed Express (A)	3,796	133
Pier 1 Imports	18,189	91
Pinnacle Entertainment *	10,760	211
Planet Fitness, Cl A	4,600	101
Polaris Industries (A)	12,807	1,071
Pool	8,570	1,021
Potbelly *	5,900	68
Reading International, Cl A *	3,800	61
Red Robin Gourmet Burgers *	2,967	214
Red Rock Resorts, Cl A	5,400	128
Regal Entertainment Group, Cl A (A)	16,205	337
Regis *	6,527	62
Rent-A-Center, Cl A (A)	9,840	112
RH *(A)	8,511	478
Ruby Tuesday *	9,879	22
Ruth’s Hospitality Group	7,672	166
Saga Communications, Cl A	593	29
Sally Beauty Holdings *	32,291	582
Scholastic	5,667	241
Scientific Games, Cl A *(A)	11,862	275
Sears Holdings *	2,026	15
SeaWorld Entertainment (A)	15,400	275
Select Comfort *(A)	9,009	259
Sequential Brands Group *(A)	10,040	32
Service International (A)	39,989	1,275

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
ServiceMaster Global Holdings *	28,700	$1,085
Shake Shack, Cl A *(A)	2,800	104
Shoe Carnival	2,076	42
Shutterfly *	7,325	363
Sinclair Broadcast Group, Cl A (A)	15,311	496
Sirius XM Holdings (A)	368,879	1,937
Six Flags Entertainment	15,358	927
Skechers U.S.A., Cl A *	27,646	706
Sonic	9,133	267
Sonic Automotive, Cl A	5,064	95
Sotheby’s *(A)	10,861	571
Spartan Motors	6,500	56
Speedway Motorsports	1,635	28
Sportsman’s Warehouse Holdings *(A)	5,400	31
Stage Stores	3,854	8
Standard Motor Products	3,966	193
Stein Mart	4,791	7
Steven Madden *	13,301	522
Stoneridge *	5,930	92
Strattec Security	400	14
Strayer Education	2,517	223
Sturm Ruger (A)	3,542	226
Superior Industries International	5,323	104
Superior Uniform Group	2,000	39
Tailored Brands (A)	10,068	107
Taylor Morrison Home, Cl A *	10,100	235
Tempur Sealy International *(A)	10,623	493
Tenneco	11,263	640
Tesla *(A)	26,358	8,988
Texas Roadhouse, Cl A	13,266	649
Thor Industries	10,090	913
Tile Shop Holdings	7,600	149
Tilly’s, Cl A	843	9
Time	23,000	288
Toll Brothers	31,939	1,179
TopBuild *	8,000	428
Tower International	4,800	111
TRI Pointe Homes *	33,473	414
Tribune Media, Cl A	15,600	596
tronc *	4,100	46
Tuesday Morning *	6,886	12
Tupperware Brands	10,924	786
Unifi *	2,480	70
Universal Electronics *	3,387	219
Urban Outfitters *(A)	20,100	379
Vail Resorts	8,112	1,735
Vera Bradley *	2,470	23
Vince Holding *	1,977	1
Vista Outdoor *	12,288	258
Visteon *	7,165	719
Vitamin Shoppe *	5,384	62
Wayfair, Cl A *(A)	7,400	466

34	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Weight Watchers International *(A)	5,774	$152
Wendy’s	42,675	690
West Marine	3,537	35
Weyco Group	263	7
William Lyon Homes, Cl A *(A)	5,900	134
Williams-Sonoma (A)	18,737	912
Wingstop (A)	2,500	71
Winmark	395	48
Winnebago Industries (A)	5,835	143
Wolverine World Wide	19,596	509
World Wrestling Entertainment, Cl A	7,434	152
Yum China Holdings *	73,000	2,804
Zagg *	7,200	60
Zoe’s Kitchen *(A)	3,000	42
Zumiez *	3,903	56

		129,513

Consumer Staples – 3.1%
AdvancePierre Foods Holdings	5,000	201
Alico	143	4
Alliance One International *	466	5
Amplify Snack Brands *(A)	4,900	45
Andersons	5,399	189
Avon Products *	93,000	316
B&G Foods, Cl A (A)	14,111	572
Blue Buffalo Pet Products *	13,500	317
Boston Beer, Cl A *(A)	1,783	254
Bunge	29,143	2,331
Calavo Growers (A)	3,226	218
Cal-Maine Foods (A)	7,128	265
Casey’s General Stores (A)	8,159	950
Central Garden & Pet *	2,600	78
Central Garden and Pet, Cl A *	7,929	229
Chefs’ Warehouse *	3,921	59
Coca-Cola Bottling	889	202
Craft Brew Alliance *	1,600	27
Darling International *	33,257	521
Dean Foods	18,050	329
Edgewell Personal Care *	12,245	896
elf Beauty *(A)	3,300	81
Energizer Holdings	12,945	694
Farmer Brothers *	900	27
Flowers Foods	37,208	688
Fresh Del Monte Produce	6,581	333
Freshpet *	3,400	52
Hain Celestial Group *	21,460	750
Herbalife *(A)	15,672	1,125
HRG Group *	25,778	489
Ingles Markets, Cl A	3,545	130
Ingredion	15,365	1,753
Inter Parfums	3,806	132
Inventure Foods *	900	4

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
J&J Snack Foods	3,064	$399
John B Sanfilippo & Son	1,519	98
Lamb Weston Holdings	31,400	1,457
Lancaster Colony	3,929	487
Landec *	4,693	66
Lifevantage *	2,700	11
Limoneira	1,295	24
Medifast	1,564	65
MGP Ingredients (A)	2,300	118
National Beverage	2,352	226
Natural Grocers by Vitamin Cottage *	1,085	11
Natural Health Trends (A)	2,100	58
Nature’s Sunshine Products	437	6
Nu Skin Enterprises, Cl A (A)	11,605	637
Nutraceutical International	2,062	86
Oil-Dri Corp of America	1,010	35
Omega Protein	3,866	67
Orchids Paper Products	800	11
Performance Food Group *	6,700	190
Pilgrim’s Pride *(A)	11,607	270
Pinnacle Foods	24,100	1,502
Post Holdings *	13,569	1,090
PriceSmart	3,923	346
Primo Water *	4,100	50
Revlon, Cl A *	2,920	54
Rite Aid *	218,827	746
Sanderson Farms (A)	4,041	480
Seaboard	57	231
Seneca Foods, Cl A *	2,462	76
Smart & Final Stores *(A)	3,500	46
Snyder’s-Lance (A)	16,153	594
SpartanNash	7,336	219
Spectrum Brands Holdings (A)	5,339	718
Sprouts Farmers Market *(A)	27,800	666
SUPERVALU *	52,216	201
Tootsie Roll Industries (A)	3,211	111
TreeHouse Foods *(A)	11,709	904
United Natural Foods *(A)	9,698	387
Universal (A)	5,245	348
US Foods Holding *	9,100	273
USANA Health Sciences *	2,832	182
Vector Group (A)	18,394	400
Village Super Market, Cl A	1,962	49
WD-40	2,686	284
Weis Markets	1,704	88

		28,633

Energy – 3.5%
Abraxas Petroleum *	16,494	30
Adams Resources & Energy	300	12
Alon USA Energy	9,996	123
Antero Resources *	38,500	792

SEI Institutional Investments Trust / Annual Report / May 31, 2017	35

SCHEDULE OF INVESTMENTS

May 31, 2017

Extended Market Index Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Archrock	14,083	$148
Ardmore Shipping	2,100	15
Atwood Oceanics *	16,640	167
Bill Barrett *	19,564	68
Bristow Group	5,303	35
California Resources *(A)	5,600	61
Callon Petroleum *(A)	37,885	429
CARBO Ceramics *(A)	2,350	18
Carrizo Oil & Gas *(A)	13,509	296
Cheniere Energy *	43,165	2,103
Clean Energy Fuels *	20,388	48
Cobalt International Energy *(A)	61,015	14
CONSOL Energy *	47,900	695
Contango Oil & Gas *	2,535	16
Continental Resources *	18,296	688
CVR Energy (A)	1,897	38
Dawson Geophysical *	6,900	27
Delek US Holdings	12,509	307
Denbury Resources *(A)	73,000	112
DHT Holdings	14,000	59
Diamond Offshore Drilling *(A)	12,200	141
Diamondback Energy *	19,275	1,788
Dorian LPG *	6,000	47
Dril-Quip *(A)	8,887	441
Eclipse Resources *	3,800	8
Energen *	20,989	1,197
Ensco, Cl A (A)	66,200	413
EP Energy, Cl A *	3,800	16
Era Group *	2,093	18
Evolution Petroleum	4,027	29
EXCO Resources *	19,913	7
Exterran *	7,541	213
Extraction Oil & Gas *(A)	7,300	104
Fairmount Santrol Holdings *(A)	21,300	101
Forum Energy Technologies *(A)	12,705	206
Frank’s International (A)	5,300	40
Frontline (A)	20,320	118
GasLog (A)	8,650	112
Gener8 Maritime *	7,800	41
Geospace Technologies *	1,598	24
Golar LNG (A)	20,602	479
Green Plains Renewable Energy	7,690	164
Gulfport Energy *	32,381	465
Helix Energy Solutions Group *	29,969	149
HollyFrontier (A)	34,154	816
Hornbeck Offshore Services *(A)	4,612	8
Independence Contract Drilling *	10,200	39
International Seaways *	2,966	59
Jagged Peak Energy *(A)	7,800	101
Jones Energy, Cl A *(A)	17,290	35
Keane Group *(A)	7,500	115
Kosmos Energy *(A)	33,075	198

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Laredo Petroleum *	29,589	$348
Mammoth Energy Services *	2,721	49
Matador Resources *(A)	19,000	433
Matrix Service *	4,781	39
McDermott International *	48,370	300
Nabors Industries (A)	58,200	512
Natural Gas Services Group *	3,844	101
Navios Maritime Acquisition	9,600	14
Newpark Resources *	18,020	133
Noble	51,900	210
Noble Energy	1	–
Nordic American Tankers (A)	16,977	101
Northern Oil And Gas *(A)	7,039	12
Oasis Petroleum *	51,097	499
Oceaneering International	20,746	506
Oil States International *	11,299	330
Overseas Shipholding Group, Cl A *	8,900	23
Pacific Ethanol *	2,400	14
Panhandle Oil and Gas, Cl A	1,682	33
Par Petroleum *(A)	6,786	117
Parker Drilling *	16,551	22
Parsley Energy, Cl A *	47,900	1,420
Patterson-UTI Energy	34,222	730
PBF Energy, Cl A (A)	22,477	434
PDC Energy *	12,193	605
PHI *	1,443	13
Pioneer Energy Services *	9,836	24
QEP Resources *	52,700	527
Renewable Energy Group *	10,800	122
REX American Resources *	1,300	124
Rice Energy *	32,500	650
RigNet *	1,441	24
Ring Energy *	10,100	131
Rowan, Cl A *(A)	25,800	311
RPC (A)	10,999	207
RSP Permian *	20,100	715
Sanchez Energy *(A)	12,530	75
Scorpio Tankers	31,743	118
SEACOR Holdings *	3,374	206
Seadrill *(A)	66,300	30
SemGroup, Cl A	13,044	404
Ship Finance International	11,476	155
SM Energy	19,113	324
Smart Sand *	4,700	46
Southwestern Energy *	99,600	604
SRC Energy *(A)	38,062	262
Superior Energy Services *(A)	33,860	351
Targa Resources	37,159	1,707
Teekay (A)	7,454	45
Teekay Tankers, Cl A	18,023	34
Tesco *	11,269	52
TETRA Technologies *	16,405	51

36	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Tidewater *(A)	6,246	$5
Unit *	9,995	178
US Silica Holdings (A)	15,626	594
W&T Offshore *	3,238	7
Weatherford International *(A)	205,400	986
Western Refining	16,999	615
Westmoreland Coal *	2,400	16
Whiting Petroleum *	39,660	280
WildHorse Resource Development *(A)	5,500	66
World Fuel Services	13,841	489
WPX Energy *	80,900	875

		32,401

Financials – 16.7%
1st Source	3,958	180
Access National	4,181	117
ACNB	900	25
AGNC Investment ‡	70,121	1,458
Alleghany *	3,167	1,860
Allegiance Bancshares *	3,400	132
Allied World Assurance Holdings	18,412	968
Ally Financial	93,200	1,728
Altisource Residential, Cl B ‡	11,300	155
Ambac Financial Group *	8,400	139
American Equity Investment Life Holding	17,778	446
American Financial Group	14,453	1,443
American National Bankshares	1,206	42
American National Insurance	1,331	156
Ameris Bancorp	7,652	332
AMERISAFE	3,933	204
Ames National	1,097	33
AmTrust Financial Services (A)	17,918	235
Annaly Capital Management ‡	213,115	2,553
Anworth Mortgage Asset ‡	20,368	123
Apollo Commercial Real Estate Finance ‡(A)	16,619	307
Arch Capital Group *	24,536	2,386
Ares Commercial Real Estate ‡	4,800	63
Argo Group International Holdings	6,127	379
Arlington Asset Investment, Cl A (A)	3,412	49
ARMOUR Residential REIT, Cl REIT ‡	7,624	198
Arrow Financial	2,123	67
Artisan Partners Asset Management, Cl A	8,800	249
Aspen Insurance Holdings	12,695	645
Associated Banc	31,486	751
Associated Capital Group	822	28
Assured Guaranty	26,787	1,046
Astoria Financial	20,565	381
Athene Holding, Cl A *	9,700	478
Atlantic Capital Bancshares *	4,300	80
Atlas Financial Holdings *	2,600	39
Axis Capital Holdings	17,968	1,178
Baldwin & Lyons, Cl B	1,481	35

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Banc of California (A)	11,900	$242
BancFirst	1,825	172
Banco Latinoamericano de Comercio Exterior, Cl E	5,312	143
Bancorp *	17,504	107
Bancorpsouth	18,982	545
Bank Mutual	9,599	85
Bank of Hawaii (A)	9,124	709
Bank of Marin Bancorp	907	54
Bank of NT Butterfield & Son	2,400	79
Bank of the Ozarks (A)	18,570	821
BankFinancial	6,097	89
BankUnited	21,096	700
Bankwell Financial Group	300	9
Banner	6,251	336
Bar Harbor Bankshares	2,850	82
Bear State Financial	3,600	31
Beneficial Bancorp	12,788	187
Berkshire Hills Bancorp	7,750	278
BGC Partners, Cl A	49,736	586
Blue Hills Bancorp	4,700	85
BNC Bancorp	7,600	240
BofI Holding *(A)	11,936	265
BOK Financial (A)	5,693	458
Boston Private Financial Holdings	17,215	250
Bridge Bancorp	3,412	113
Brookline Bancorp	14,374	198
Brown & Brown	24,676	1,072
Bryn Mawr Bank	4,322	177
BSB Bancorp *	1,200	35
C&F Financial	300	14
Camden National	3,058	123
Capital Bank Financial, Cl A	5,318	197
Capital City Bank Group	800	15
Capitol Federal Financial	26,187	362
Capstead Mortgage ‡	18,718	197
Carolina Financial	2,000	60
Cathay General Bancorp	16,215	576
CenterState Banks	9,585	230
Central Pacific Financial	6,910	209
Central Valley Community Bancorp	1,500	31
Century Bancorp, Cl A	300	18
Charter Financial	2,200	39
Chemical Financial	14,049	632
Chimera Investment ‡	40,265	749
CIT Group	42,637	1,921
Citizens, Cl A *(A)	7,833	49
Citizens & Northern	1,840	41
City Holding	3,385	214
Clifton Bancorp	3,100	50
CNA Financial	5,975	272
CNB Financial	2,048	43

SEI Institutional Investments Trust / Annual Report / May 31, 2017	37

SCHEDULE OF INVESTMENTS

May 31, 2017

Extended Market Index Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
CNO Financial Group	38,525	$789
CoBiz Financial	8,171	129
Codorus Valley Bancorp	1,680	43
Cohen & Steers	3,936	154
Columbia Banking System	11,809	434
Commerce Bancshares	18,243	977
Community Bank System (A)	9,852	530
Community Trust Bancorp	3,393	141
ConnectOne Bancorp	6,383	139
Cowen Group, Cl A *(A)	3,630	55
Crawford, Cl B	3,520	33
Credit Acceptance *(A)	1,712	368
CU Bancorp *	3,900	140
Cullen/Frost Bankers (A)	11,205	1,027
Customers Bancorp *	6,670	186
CVB Financial	21,879	444
CYS Investments ‡	29,962	253
Diamond Hill Investment Group	554	112
Dime Community Bancshares	5,583	106
Donnelley Financial Solutions *	4,957	113
Dynex Capital ‡	6,593	45
Eagle Bancorp *	6,506	371
East West Bancorp	29,866	1,635
Eaton Vance	23,325	1,086
eHealth *	6,274	115
EMC Insurance Group	1,050	28
Employers Holdings	7,474	299
Encore Capital Group *(A)	5,075	184
Enova International *	3,366	45
Enstar Group *	2,251	422
Enterprise Bancorp	1,148	34
Enterprise Financial Services	4,749	190
Equity Bancshares, Cl A *	1,600	48
Erie Indemnity, Cl A	5,187	611
Essent Group *	16,400	595
EverBank Financial	22,924	446
Evercore Partners, Cl A	8,276	561
Everest Re Group	8,744	2,227
Ezcorp, Cl A *	7,457	63
FactSet Research Systems	8,286	1,373
Farmers Capital Bank	1,300	50
Farmers National Banc	4,900	66
FB Financial *	2,600	89
FBL Financial Group, Cl A	1,682	106
FCB Financial Holdings, Cl A *	6,800	311
Federal Agricultural Mortgage, Cl C	1,988	120
Federated Investors, Cl B (A)	20,270	538
Federated National Holding	1,300	20
Fidelity & Guaranty Life	2,700	83
Fidelity Southern	3,513	75
Financial Engines (A)	11,664	442
Financial Institutions	3,243	99

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
First American Financial	22,772	$991
First Bancorp	7,397	197
First BanCorp *	30,316	157
First Busey	7,436	211
First Business Financial Services	1,000	23
First Citizens BancShares, Cl A	1,691	560
First Commonwealth Financial	20,601	253
First Community Bancshares	4,442	113
First Community Financial Partners *	900	11
First Connecticut Bancorp	3,625	91
First Defiance Financial	2,292	119
First Financial	1,612	73
First Financial Bancorp	13,749	344
First Financial Bankshares (A)	14,056	538
First Foundation *	8,000	123
First Hawaiian	5,600	154
First Horizon National	48,500	822
First Internet Bancorp	1,100	28
First Interstate Bancsystem, Cl A	5,291	185
First Merchants	8,633	343
First Mid-Illinois Bancshares	2,100	70
First Midwest Bancorp	18,742	415
First Northwest Bancorp *	3,500	57
First of Long Island	4,995	136
First Republic Bank	32,743	3,016
FirstCash	10,520	564
Flagstar Bancorp *	4,600	133
Flushing Financial	6,070	169
FNB (Pennsylvania)	66,789	882
FNF Group	56,158	2,393
FNFV Group *	15,962	223
Franklin Financial Network *	2,800	109
Fulton Financial	36,112	632
Gain Capital Holdings	5,300	31
GAMCO Investors, Cl A	822	24
Genworth Financial, Cl A *	98,400	360
German American Bancorp	5,166	160
Glacier Bancorp	16,780	541
Global Indemnity *	1,002	38
Great Ajax ‡	2,900	40
Great Southern Bancorp	2,499	122
Great Western Bancorp	11,700	443
Green Bancorp *	4,100	78
Green Dot, Cl A *	8,955	329
Greenhill	5,871	119
Greenlight Capital Re, Cl A *	6,409	132
Guaranty Bancorp	4,005	101
Hancock Holding	17,414	805
Hanmi Financial	5,678	151
Hannon Armstrong Sustainable Infrastructure Capital ‡	11,000	241
Hanover Insurance Group	9,017	752

38	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
HarborOne Bancorp *	4,300	$84
HCI Group (A)	2,615	116
Heartland Financial USA	4,975	223
Heritage Commerce	7,300	98
Heritage Financial	7,571	181
Heritage Insurance Holdings	3,800	48
Hilltop Holdings	16,438	411
Hingham Institution for Savings	300	53
Home Bancorp	1,200	42
Home BancShares	26,392	618
HomeStreet *	4,372	117
HomeTrust Bancshares *	4,102	102
Hope Bancorp	25,295	440
Horace Mann Educators	9,214	352
Horizon Bancorp	3,750	95
Houlihan Lokey, Cl A	5,200	175
IBERIABANK	10,484	809
Impac Mortgage Holdings *(A)	4,500	74
Independent Bank	11,202	461
Independent Bank Group	3,100	174
Infinity Property & Casualty	2,414	231
Interactive Brokers Group, Cl A (A)	12,527	437
International Bancshares	11,250	373
International FCStone *	3,268	113
Invesco Mortgage Capital ‡	22,471	363
Investment Technology Group	6,017	120
Investors Bancorp	62,243	823
Investors Title	400	75
James River Group Holdings	2,700	107
KCG Holdings, Cl A *	9,853	196
Kearny Financial	19,637	274
Kemper	7,836	299
Kinsale Capital Group	2,100	76
Ladder Capital, Cl A	9,288	131
Ladenburg Thalmann Financial Services *	12,600	27
Lakeland Bancorp	8,293	155
Lakeland Financial	4,957	210
Lazard, Cl A	26,831	1,194
LCNB	2,500	49
LegacyTexas Financial Group	8,610	303
Legg Mason	21,100	778
LendingClub *	69,500	382
LendingTree *	1,500	233
Live Oak Bancshares (A)	6,000	147
LPL Financial Holdings	19,362	754
Macatawa Bank	5,200	48
Maiden Holdings	15,823	167
MainSource Financial Group	4,890	158
Markel *	2,913	2,847
MarketAxess Holdings	7,652	1,458
Marlin Business Services	1,822	46
MB Financial	16,526	681

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
MBIA *	30,182	$247
MBT Financial	1,400	14
Mercantile Bank	3,557	111
Mercury General (A)	5,578	312
Meridian Bancorp	11,227	182
Meta Financial Group	2,100	180
MFA Financial, Cl REIT ‡	79,997	666
MGIC Investment *	73,418	777
MidWestOne Financial Group	2,369	82
Moelis, Cl A	5,100	179
Morningstar	4,120	301
Mortgage Investment Trust ‡	7,588	141
MSCI, Cl A	18,069	1,838
MTGE Investment ‡	7,965	145
MutualFirst Financial	700	24
National Bank Holdings, Cl A	4,600	140
National Bankshares	1,036	42
National Commerce *	1,700	63
National General Holdings	10,300	226
National Western Life Group, Cl A	510	157
Nationstar Mortgage Holdings *(A)	6,046	99
Navigators Group	4,166	221
NBT Bancorp	9,108	320
Nelnet, Cl A	4,531	178
New Residential Investments ‡	61,750	994
New York Community Bancorp (A)	98,739	1,276
New York Mortgage Trust ‡(A)	28,238	176
NewStar Financial	3,393	30
Nicolet Bankshares *	2,000	100
NMI Holdings, Cl A *	13,600	141
Northfield Bancorp	10,705	176
Northrim BanCorp	1,300	39
Northwest Bancshares	18,499	285
OceanFirst Financial	5,588	148
Ocwen Financial *	20,161	50
OFG Bancorp	11,825	111
Old Line Bancshares	3,200	90
Old National Bancorp	26,794	423
Old Republic International	51,344	1,016
Old Second Bancorp	9,000	104
OM Asset Management	9,900	138
On Deck Capital *	11,400	40
OneBeacon Insurance Group, Cl A	4,135	76
OneMain Holdings, Cl A *	10,500	237
Oppenheimer Holdings, Cl A	2,164	34
Opus Bank	3,100	67
Orchid Island Capital, Cl A ‡(A)	6,800	68
Oritani Financial	7,124	118
Orrstown Financial Services	100	2
Owens Realty Mortgage ‡	2,000	33
Pacific Continental	5,765	136
Pacific Premier Bancorp *	8,176	278

SEI Institutional Investments Trust / Annual Report / May 31, 2017	39

SCHEDULE OF INVESTMENTS

May 31, 2017

Extended Market Index Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
PacWest Bancorp	24,842	$1,159
Park National	2,805	283
Park Sterling	13,570	158
Peapack Gladstone Financial	2,654	81
Penns Woods Bancorp	652	26
PennyMac Financial Services, Cl A *	1,100	18
PennyMac Mortgage Investment Trust ‡	14,063	246
Peoples Bancorp	4,510	136
Peoples Financial Services (A)	900	35
People’s United Financial	4,450	74
People’s Utah Bancorp	2,500	64
PHH *	9,932	134
PICO Holdings *	2,621	43
Pinnacle Financial Partners	9,925	597
Piper Jaffray	3,377	198
PJT Partners (A)	3,200	124
Popular	21,556	802
PRA Group *(A)	9,058	315
Preferred Bank	3,037	152
Premier Financial Bancorp	500	10
Primerica	10,129	731
PrivateBancorp, Cl A	16,619	990
ProAssurance	11,125	662
Prosperity Bancshares	13,969	875
Provident Financial Services	11,979	280
QCR Holdings	3,300	145
Radian Group	46,248	743
Redwood Trust ‡	16,405	278
Regional Management *	2,800	56
Reinsurance Group of America, Cl A	13,416	1,670
RenaissanceRe Holdings	8,706	1,244
Renasant	9,560	382
Republic Bancorp, Cl A	1,298	45
Republic First Bancorp *(A)	9,800	87
Resource Capital ‡	7,276	70
RLI (A)	8,482	471
S&T Bancorp	7,532	251
Safeguard Scientifics *	3,396	38
Safety Insurance Group	2,931	195
Sandy Spring Bancorp	4,647	178
Santander Consumer USA Holdings *	23,900	267
Seacoast Banking Corporation of Florida *	7,698	174
SEI ††	26,819	1,343
Selective Insurance Group	11,484	587
ServisFirst Bancshares (A)	9,400	322
Shore Bancshares	3,000	48
SI Financial Group	711	11
Sierra Bancorp	2,978	72
Signature Bank NY *	11,370	1,626
Simmons First National, Cl A	6,218	316
SLM *	88,400	918
South State	5,686	472

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Southern First Bancshares *	400	$14
Southern Missouri Bancorp	600	19
Southern National Bancorp of Virginia	800	14
Southside Bancshares	6,162	201
Southwest Bancorp	3,479	86
Starwood Property Trust ‡	52,580	1,158
State Auto Financial	4,690	117
State Bank Financial	6,384	162
State National	5,800	102
Sterling Bancorp	26,734	573
Stewart Information Services	4,241	192
Stifel Financial *	12,882	549
Stock Yards Bancorp	4,702	170
Stonegate Bank	2,800	127
Summit Financial Group	1,700	37
Sun Bancorp	2,132	53
SVB Financial Group *	11,082	1,889
Synovus Financial	26,392	1,079
TCF Financial	31,339	472
TD Ameritrade Holding	52,173	1,949
Territorial Bancorp	773	23
Texas Capital Bancshares *	10,323	758
TFS Financial	12,343	193
Third Point Reinsurance *	11,800	155
Thomson Reuters	62,985	2,750
Tiptree Financial	9,700	59
Tompkins Financial	2,905	220
Towne Bank	11,580	336
TriCo Bancshares	4,809	168
TriState Capital Holdings *	6,200	144
Triumph Bancorp *	4,500	103
Trupanion *(A)	3,600	73
TrustCo Bank NY	22,326	164
Trustmark	14,939	454
Two Harbors Investment ‡	74,240	741
UMB Financial	9,445	661
Umpqua Holdings	46,231	783
Union Bankshares	9,142	310
United Bankshares (A)	19,937	763
United Community Banks	13,574	350
United Community Financial	6,700	53
United Financial Bancorp	11,373	184
United Fire Group	4,071	176
United Insurance Holdings	1,900	31
Universal Insurance Holdings (A)	8,100	200
Univest Corp of Pennsylvania	4,715	130
Validus Holdings	15,826	845
Valley National Bancorp	52,870	596
Veritex Holdings *	3,800	99
Virtu Financial, Cl A (A)	6,100	99
Virtus Investment Partners	800	81
Voya Financial	40,800	1,395

40	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Waddell & Reed Financial, Cl A (A)	16,402	$275
Walker & Dunlop *	6,023	281
Walter Investment Management *	4,636	5
Washington Federal	18,236	583
Washington Trust Bancorp	3,770	180
WashingtonFirst Bankshares	1,680	55
Waterstone Financial	4,000	76
Webster Financial	19,151	933
WesBanco	8,388	312
West Bancorporation	1,985	44
Westamerica Bancorporation (A)	4,755	244
Western Alliance Bancorp *	19,461	890
Western Asset Mortgage Capital ‡	6,644	68
Western New England Bancorp	5,000	50
Westwood Holdings Group	1,828	100
White Mountains Insurance Group	955	821
Wintrust Financial	10,749	739
WisdomTree Investments (A)	24,675	235
WMIH *	36,200	40
World Acceptance *(A)	976	76
WR Berkley	20,024	1,381
WSFS Financial	5,829	257
Xenith Bankshares *	730	22

		152,918

Health Care – 10.4%
AAC Holdings *	1,600	10
Abaxis	4,493	217
ABIOMED *	8,412	1,156
Acadia Healthcare *(A)	15,687	648
ACADIA Pharmaceuticals *(A)	20,600	530
Accelerate Diagnostics *(A)	4,900	137
Acceleron Pharma *	4,900	125
Accuray *	14,863	61
Aceto	4,717	67
Achillion Pharmaceuticals *	23,198	103
Aclaris Therapeutics *	1,900	45
Acorda Therapeutics *	10,242	141
Adamas Pharmaceuticals *(A)	3,000	46
Addus HomeCare *	2,200	82
Aduro Biotech *	7,800	78
Advaxis *(A)	4,700	38
Adverum Biotechnologies *	1,300	3
Aerie Pharmaceuticals *	5,700	316
Agenus *	16,000	53
Agios Pharmaceuticals *(A)	8,000	373
Aimmune Therapeutics *(A)	6,400	106
Akebia Therapeutics *	9,700	130
Akorn *	18,427	613
Albany Molecular Research *(A)	3,800	74
Alder Biopharmaceuticals *	8,400	129
Alere *	18,721	908

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Align Technology *	15,613	$2,267
Alkermes *	32,653	1,886
Allscripts Healthcare Solutions *	40,453	462
Almost Family *	3,109	178
Alnylam Pharmaceuticals *(A)	15,889	1,040
Altimmune	970	4
AMAG Pharmaceuticals *	6,003	104
Amedisys *(A)	5,671	340
American Renal Associates Holdings *	1,700	28
Amicus Therapeutics *(A)	29,200	234
AMN Healthcare Services *	10,609	385
Amphastar Pharmaceuticals *	7,300	125
Analogic	2,420	174
Anavex Life Sciences *(A)	11,600	67
AngioDynamics *	7,370	111
ANI Pharmaceuticals *	2,100	92
Anika Therapeutics *	3,070	142
Anthera Pharmaceuticals *(A)	1,212	2
Applied Genetic Technologies *	2,500	13
Aptevo Therapeutics *	2,492	5
AquaBounty Technologies *	170	1
Aratana Therapeutics *(A)	6,400	37
Ardelyx *	4,600	22
Arena Pharmaceuticals *	84,653	110
Array BioPharma *	31,360	238
Arrowhead Pharmaceuticals *(A)	11,600	17
Atara Biotherapeutics *(A)	3,400	45
athenahealth *(A)	8,292	1,111
Athersys *(A)	15,300	21
AtriCure *	6,020	126
Atrion	230	127
Avexis *	1,600	113
AxoGen *	6,100	91
Axovant Sciences *(A)	6,300	135
Bellicum Pharmaceuticals *(A)	6,500	69
BioCryst Pharmaceuticals *(A)	13,600	70
BioMarin Pharmaceutical *	36,346	3,185
Bio-Rad Laboratories, Cl A *	4,353	973
BioScrip *(A)	21,711	39
BioSpecifics Technologies *	1,400	73
Bio-Techne	7,725	866
BioTelemetry *	5,500	159
BioTime *(A)	19,600	59
Bioverativ *	23,100	1,273
Bluebird Bio *(A)	8,500	640
Blueprint Medicines *	6,600	237
Brookdale Senior Living, Cl A *	36,909	507
Bruker	23,232	632
Cambrex *	6,360	342
Cantel Medical	7,577	590
Capital Senior Living *	5,312	74
Cara Therapeutics *(A)	4,500	75

SEI Institutional Investments Trust / Annual Report / May 31, 2017	41

SCHEDULE OF INVESTMENTS

May 31, 2017

Extended Market Index Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Cardiovascular Systems *	6,125	$184
Castlight Health, Cl B *	2,800	10
Catalent *	20,900	743
Celldex Therapeutics *(A)	15,756	45
Cellular Biomedicine Group *	2,500	16
Cempra *	8,500	32
Cerus *(A)	15,197	35
Charles River Laboratories International *	10,006	921
Chemed	3,245	664
ChemoCentryx *	2,000	13
Chimerix *	7,900	35
Civitas Solutions *	3,000	47
Clearside Biomedical *	3,600	25
Clovis Oncology *	7,866	406
Codexis *	15,000	60
Coherus Biosciences *	8,700	172
Collegium Pharmaceutical *(A)	2,700	22
Community Health Systems *	21,729	192
Computer Programs & Systems (A)	1,702	57
Concert Pharmaceuticals *	3,900	49
ConforMIS *(A)	9,200	37
CONMED	6,708	341
Corcept Therapeutics *	13,100	148
CorVel *	1,434	67
Cotiviti Holdings *	3,600	137
Cross Country Healthcare *	9,179	106
CryoLife	5,045	92
Curis *	28,500	49
Cutera *	3,800	87
Cytokinetics *	8,500	115
CytomX Therapeutics *	4,000	56
CytRx *	6,500	6
Depomed *	11,355	119
Dermira *	7,200	197
DexCom *(A)	17,124	1,145
Diplomat Pharmacy *(A)	7,900	135
Durect *	31,600	39
Dynavax Technologies *(A)	5,889	32
Eagle Pharmaceuticals *(A)	2,200	160
Edge Therapeutics *(A)	4,300	42
Editas Medicine *	2,000	27
Egalet *	4,500	10
Emergent Biosolutions *	6,884	220
Enanta Pharmaceuticals *	3,300	99
Endo International *	40,800	538
Endocyte *	4,870	12
Endologix *(A)	15,995	77
Ensign Group	10,436	192
Entellus Medical *	2,300	31
Enzo Biochem *	10,000	90
Epizyme *(A)	9,700	139
Esperion Therapeutics *(A)	2,500	80

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Evolent Health, Cl A *	2,200	$50
Exact Sciences *(A)	23,254	848
Exactech *	1,239	38
Exelixis *	46,500	870
FibroGen *	13,200	347
Five Prime Therapeutics *	5,300	150
Flexion Therapeutics *(A)	7,500	128
Fluidigm *	4,553	21
Foundation Medicine *(A)	2,952	112
Galena Biopharma *	2,710	2
Genesis Healthcare, Cl A *	2,900	5
GenMark Diagnostics *	12,300	159
Genomic Health *	4,697	149
Geron *(A)	23,970	64
Glaukos *	4,200	171
Global Blood Therapeutics *(A)	3,201	86
Globus Medical, Cl A *	14,300	440
Haemonetics *	11,347	463
Halozyme Therapeutics *(A)	21,658	256
Halyard Health *	9,200	331
HealthEquity *	8,900	408
HealthSouth	18,841	854
HealthStream *	5,964	166
Heron Therapeutics *(A)	11,400	153
Heska *	1,500	148
Hill-Rom Holdings	13,901	1,075
HMS Holdings *	17,331	316
Horizon Pharma *	34,200	342
ICU Medical *	3,127	504
Idera Pharmaceuticals *(A)	32,300	53
Ignyta *	5,200	37
Immune Design *	3,200	24
ImmunoGen *(A)	15,452	71
Immunomedics *(A)	26,657	201
Impax Laboratories *	13,488	206
INC Research Holdings, Cl A *	8,800	500
Infinity Pharmaceuticals *	6,394	11
Innoviva *	17,709	216
Inogen *	3,700	328
Inotek Pharmaceuticals *	3,500	6
Inovalon Holdings, Cl A *(A)	10,600	144
Inovio Pharmaceuticals *(A)	16,000	121
Insmed *	14,400	222
Insulet *	12,721	534
Insys Therapeutics *	3,800	56
Integer Holdings *	5,730	227
Integra LifeSciences Holdings *	12,904	650
Intercept Pharmaceuticals *(A)	3,276	367
Intersect ENT *	4,900	124
Intra-Cellular Therapies, Cl A *(A)	7,100	73
Intrexon *(A)	11,400	243
Invacare	6,889	97

42	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Invitae *(A)	4,500	$39
InVivo Therapeutics Holdings *	4,100	8
Ionis Pharmaceuticals *(A)	25,794	1,181
iRhythm Technologies *	2,600	90
Ironwood Pharmaceuticals, Cl A *(A)	29,754	527
Jounce Therapeutics *	1,600	32
Juno Therapeutics *(A)	13,400	311
K2M Group Holdings *	4,900	111
Karyopharm Therapeutics *	5,000	41
Keryx Biopharmaceuticals *	17,594	112
Kindred Healthcare	14,973	147
Kite Pharma *(A)	9,000	651
La Jolla Pharmaceutical *(A)	3,000	86
Landauer	2,073	101
Lannett *(A)	5,200	105
LeMaitre Vascular	4,100	125
Lexicon Pharmaceuticals *(A)	9,305	129
LHC Group *	3,884	234
LifePoint Hospitals *	7,596	462
Ligand Pharmaceuticals *(A)	3,728	404
Lion Biotechnologies *	16,700	86
Loxo Oncology *(A)	4,200	192
Luminex	8,555	173
MacroGenics *	5,400	96
Magellan Health Services *	4,540	312
MannKind *(A)	6,968	11
Masimo *	9,293	809
Medicines *(A)	14,057	559
MediciNova *(A)	5,900	34
Medidata Solutions *	11,894	847
MEDNAX *	19,156	1,040
Medpace Holdings *(A)	2,400	67
Meridian Bioscience	7,741	107
Merit Medical Systems *	9,975	354
Merrimack Pharmaceuticals	23,500	43
MiMedx Group *(A)	24,700	338
Minerva Neurosciences *	3,700	31
Mirati Therapeutics *	2,400	7
Molina Healthcare *(A)	9,736	629
Momenta Pharmaceuticals *	15,554	226
MyoKardia *	2,200	28
Myriad Genetics *(A)	16,226	330
NanoString Technologies *	3,500	64
NantKwest *	4,700	17
Natera *(A)	7,200	74
National Healthcare	2,094	143
National Research, Cl A	1,112	27
Natus Medical *	5,958	202
Nektar Therapeutics, Cl A *	29,495	586
Neogen *	7,380	467
NeoGenomics *	13,300	101
Neurocrine Biosciences *(A)	18,300	795

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Nevro *(A)	4,800	$330
NewLink Genetics *(A)	3,916	50
Nobilis Health *(A)	15,000	26
Novavax *(A)	49,853	46
Novocure *	9,000	113
NuVasive *	10,578	794
NxStage Medical *	13,347	289
Ocular Therapeutix *	1,700	17
Omeros *(A)	10,200	154
Omnicell *	8,012	320
OncoMed Pharmaceuticals *(A)	5,600	18
Ophthotech *	5,400	12
OPKO Health *(A)	68,184	419
OraSure Technologies *	14,539	219
Organovo Holdings *(A)	16,500	47
Orthofix International *	3,940	164
Otonomy *	4,600	56
OvaScience *	2,500	3
Owens & Minor (A)	12,639	403
Oxford Immunotec Global *	5,400	76
Pacific Biosciences of California *(A)	15,900	52
Pacira Pharmaceuticals *	8,145	362
Paratek Pharmaceuticals *	3,300	66
PAREXEL International *	11,046	893
Patheon *(A)	7,100	246
PDL BioPharma	31,600	76
Penumbra *	5,800	481
Pfenex *	4,300	17
PharMerica *	6,850	169
Phibro Animal Health, Cl A	3,700	130
Portola Pharmaceuticals, Cl A *	10,000	368
PRA Health Sciences *	5,200	376
Premier, Cl A *	8,800	304
Prestige Brands Holdings *	11,379	573
Progenics Pharmaceuticals *	11,596	74
Protagonist Therapeutics *	2,600	29
Prothena *(A)	7,600	388
Providence Service *	2,458	115
PTC Therapeutics *(A)	5,200	65
Puma Biotechnology *(A)	6,000	459
QIAGEN	45,883	1,540
Quality Systems *	11,815	181
Quidel *	5,012	124
Quintiles IMS Holdings *	29,497	2,550
Quorum Health *	8,332	31
Ra Pharmaceuticals *	3,600	86
Radius Health *(A)	5,800	201
RadNet *	3,900	28
Reata Pharmaceuticals, Cl A *(A)	1,600	44
REGENXBIO *	4,100	70
Regulus Therapeutics *	3,400	5
Repligen *	6,722	264

SEI Institutional Investments Trust / Annual Report / May 31, 2017	43

SCHEDULE OF INVESTMENTS

May 31, 2017

Extended Market Index Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
ResMed (A)	29,799	$2,119
Retrophin *	7,400	117
Revance Therapeutics *	4,600	102
Rigel Pharmaceuticals *	17,759	41
Rockwell Medical *(A)	10,000	72
RTI Surgical *	6,918	36
Sage Therapeutics *(A)	6,300	416
Sangamo BioSciences *(A)	11,070	75
Sarepta Therapeutics *(A)	10,900	325
SciClone Pharmaceuticals *	11,601	110
Seattle Genetics *	20,200	1,292
Select Medical Holdings *	24,265	325
Seres Therapeutics *	3,300	30
Sorrento Therapeutics *(A)	4,400	7
Spark Therapeutics *(A)	3,800	194
Spectranetics *	8,424	227
Spectrum Pharmaceuticals *	16,579	94
STAAR Surgical *	5,378	49
Stemline Therapeutics *(A)	7,300	58
Sucampo Pharmaceuticals, Cl A *	5,500	55
Supernus Pharmaceuticals *	10,200	384
Surgery Partners *	3,500	76
Surmodics *	2,444	60
Synergy Pharmaceuticals *(A)	41,915	147
Tandem Diabetes Care *	1,500	1
Teladoc *(A)	4,000	122
Teleflex	9,402	1,881
Teligent *(A)	6,200	51
Tenet Healthcare *(A)	19,400	321
TESARO *(A)	6,100	911
Tetraphase Pharmaceuticals *	5,400	37
TG Therapeutics *(A)	7,600	85
TherapeuticsMD *(A)	30,100	125
Theravance Biopharma *(A)	7,945	290
Tivity Health *	6,021	204
TransEnterix *	13,500	6
Trevena *	10,400	24
Triple-S Management, Cl B *	5,566	91
Trovagene *(A)	9,900	6
Ultragenyx Pharmaceutical *(A)	8,200	442
United Therapeutics *	9,364	1,132
US Physical Therapy	2,926	185
Utah Medical Products	1,200	81
Vanda Pharmaceuticals *	9,100	125
Varex Imaging *	7,500	258
VCA Antech *	16,283	1,500
Veeva Systems, Cl A *	20,300	1,290
Versartis *	5,400	83
Vital Therapies *	4,300	11
Vocera Communications *	6,142	164
Voyager Therapeutics *	2,400	21
VWR *	17,200	569

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
WaVe Life Sciences *	2,100	$40
WellCare Health Plans *	9,366	1,609
West Pharmaceutical Services	15,130	1,468
Wright Medical Group *(A)	20,678	552
XBiotech *(A)	4,800	35
Xencor *	7,400	152
Zafgen *	3,500	12
ZIOPHARM Oncology *(A)	30,346	178
Zogenix *(A)	5,700	72

		95,584

Industrials — 12.9%
AAON	9,150	331
AAR	7,529	263
ABM Industries	12,055	519
Acacia Research *	8,749	35
ACCO Brands *	23,129	263
Actuant, Cl A	13,342	346
Advanced Disposal Services *	4,400	103
Advanced Drainage Systems (A)	6,500	124
Advisory Board *	8,484	439
AECOM Technology *	32,348	1,039
Aegion, Cl A *	7,603	150
Aerojet Rocketdyne Holdings *	12,579	275
Aerovironment *	3,825	119
AGCO	14,623	936
Air Lease, Cl A (A)	21,031	776
Air Transport Services Group *	10,936	261
Aircastle	11,157	244
Alamo Group	2,135	182
Albany International, Cl A	5,898	285
Allegiant Travel, Cl A	2,950	404
Allison Transmission Holdings, Cl A	26,676	1,033
Altra Industrial Motion	5,589	241
AMERCO	1,300	480
Ameresco, Cl A *	779	5
American Railcar Industries (A)	1,277	45
American Woodmark *	2,984	277
AO Smith	31,716	1,740
Apogee Enterprises (A)	5,411	288
Applied Industrial Technologies	7,261	448
Aqua Metals *	5,100	61
ARC Document Solutions *	4,300	14
ArcBest	6,190	116
Argan	2,979	176
Armstrong Flooring *	6,267	116
Armstrong World Industries *	10,377	432
Astec Industries	4,063	227
Astronics *	3,274	100
Astronics, Cl B *	1,656	51
Atkore International Group *	3,600	75
Atlas Air Worldwide Holdings *	4,769	232

44	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Avis Budget Group *(A)	17,260	$395
Axon Enterprise *(A)	11,969	287
AZZ	5,796	314
Babcock & Wilcox Enterprises *	8,162	87
Barnes Group	11,052	625
Barrett Business Services	1,634	93
Beacon Roofing Supply *	12,070	582
BMC Stock Holdings *	10,900	213
Brady, Cl A	9,427	338
Briggs & Stratton	10,349	246
Brink’s	9,606	606
Builders FirstSource *	17,870	244
BWX Technologies	19,624	954
Caesarstone *	4,600	173
CAI International *	4,572	88
Carlisle	13,077	1,325
Casella Waste Systems, Cl A *	9,991	140
CBIZ *	11,445	173
Ceco Environmental	5,647	53
Celadon Group	3,375	7
Chart Industries *	6,872	236
Chicago Bridge & Iron (A)	22,492	426
CIRCOR International	3,715	239
Clean Harbors *	11,476	670
Colfax *	20,889	847
Columbus McKinnon	5,465	153
Comfort Systems USA	6,991	241
Continental Building Products *	6,600	161
Copa Holdings, Cl A (A)	6,628	749
Copart *	41,600	1,298
Costamare	5,100	33
Covanta Holding (A)	25,958	383
Covenant Transportation Group, Cl A *	3,300	61
CRA International	2,105	73
Crane	10,229	794
CSW Industrials *	2,600	92
Cubic	4,689	217
Curtiss-Wright	9,278	835
Deluxe	10,554	719
DigitalGlobe *	13,732	428
DMC Global	3,900	49
Donaldson	27,046	1,297
Douglas Dynamics	4,222	129
Ducommun *	3,500	111
Dun & Bradstreet	7,400	775
DXP Enterprises *	4,162	149
Dycom Industries *(A)	6,507	548
Echo Global Logistics *	4,586	86
EMCOR Group	12,687	800
Encore Wire	4,403	182
Energous *(A)	3,000	46
Energy Recovery *(A)	10,200	77

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
EnerNOC *	4,160	$23
EnerSys	9,483	702
Engility Holdings *	3,410	90
Ennis	6,888	111
EnPro Industries	4,668	312
ESCO Technologies	5,477	315
Essendant	7,137	115
Esterline Technologies *	6,490	632
ExOne *(A)	1,900	25
Exponent	5,786	343
Federal Signal	11,947	187
Forward Air	6,318	329
Foundation Building Materials *	5,300	72
Franklin Covey *	3,304	65
Franklin Electric	9,681	370
FreightCar America	1,733	29
FTI Consulting *	8,168	282
FuelCell Energy *	2,863	3
GATX (A)	8,852	527
Generac Holdings *	12,845	445
General Cable	8,737	145
Genesee & Wyoming, Cl A *	12,574	824
Gibraltar Industries *	6,160	192
Global Brass & Copper Holdings	5,100	155
GMS *	1,400	46
Gorman-Rupp	4,077	98
GP Strategies *	2,500	61
Graco	11,735	1,289
Graham	796	17
Granite Construction	7,811	366
Great Lakes Dredge & Dock *	9,180	38
Greenbrier (A)	5,123	227
Griffon	7,637	166
H&E Equipment Services	5,625	112
Harsco *	15,128	225
Hawaiian Holdings *	11,480	575
HC2 Holdings *	11,000	58
HD Supply Holdings *	43,100	1,739
Healthcare Services Group	15,239	729
Heartland Express	9,772	190
HEICO (A)	4,976	369
HEICO, Cl A	9,625	603
Heidrick & Struggles International	2,952	64
Herc Holdings *	5,667	214
Heritage-Crystal Clean *	1,200	18
Herman Miller	13,543	427
Hertz Global Holdings *(A)	14,502	148
Hexcel	19,698	1,013
Hill International *	10,400	51
Hillenbrand	12,085	431
HNI	8,849	381
Hub Group, Cl A *	7,462	268

SEI Institutional Investments Trust / Annual Report / May 31, 2017	45

SCHEDULE OF INVESTMENTS

May 31, 2017

Extended Market Index Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Hubbell, Cl B	11,589	$1,343
Huntington Ingalls Industries	9,759	1,911
Hurco	1,235	36
Huron Consulting Group *	4,011	167
Hyster-Yale Materials Handling	2,002	149
ICF International *	4,368	206
IDEX	15,841	1,718
IES Holdings *	3,000	46
InnerWorkings *	7,387	80
Insperity	3,012	227
Insteel Industries	2,941	93
Interface, Cl A	13,845	285
ITT	19,063	725
JELD-WEN Holding *	5,600	175
JetBlue Airways *	67,581	1,515
John Bean Technologies	6,531	564
Kadant	2,725	209
Kaman	5,573	269
KAR Auction Services	29,329	1,278
KBR	28,245	385
Kelly Services, Cl A	6,795	158
Kennametal	16,014	616
KEYW Holding *(A)	8,468	78
Kforce	4,537	82
Kirby *	11,126	737
KLX *	11,365	550
Knight Transportation (A)	14,437	481
Knoll	11,063	238
Korn/Ferry International	12,658	406
Kratos Defense & Security Solutions *	16,316	177
Landstar System	8,944	747
Lawson Products *	1,800	38
Layne Christensen *(A)	4,900	36
Lennox International	8,429	1,493
Lincoln Electric Holdings	13,033	1,165
Lindsay Manufacturing (A)	2,327	199
LSC Communications	4,957	105
LSI Industries	2,000	18
Lydall *	3,632	183
Macquarie Infrastructure	15,700	1,223
Manitowoc	23,950	136
Manpowergroup	13,956	1,422
Marten Transport	6,152	152
Masonite International *	6,200	457
MasTec *	14,262	605
Matson	8,552	250
Matthews International, Cl A	6,513	415
McGrath RentCorp	5,748	191
Mercury Systems *	10,423	415
Meritor *	18,495	288
Middleby *	12,325	1,582
Milacron Holdings *	4,400	77

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Miller Industries	2,311	$59
Mistras Group *	2,697	56
Mobile Mini	8,283	232
Moog, Cl A *	7,124	499
MRC Global *	21,312	385
MSA Safety	6,544	531
MSC Industrial Direct, Cl A	9,403	789
Mueller Industries	11,208	317
Mueller Water Products, Cl A	31,812	356
Multi-Color	2,557	220
MYR Group *	4,079	120
NACCO Industries, Cl A	1,005	67
National Presto Industries	1,091	116
Navigant Consulting *	10,241	200
Navistar International *(A)	10,291	266
NCI Building Systems *	6,048	101
Neff, Cl A *	4,100	70
NN	5,587	160
Nordson	12,412	1,438
NOW *	21,600	357
NV5 Global *	1,400	51
Old Dominion Freight Line	14,390	1,285
Omega Flex	1,400	86
On Assignment *	10,069	528
Orbital ATK	12,392	1,260
Orion Marine Group *	6,324	45
Oshkosh Truck	15,217	960
Owens Corning	24,160	1,508
PAM Transportation Services *	900	16
Park-Ohio Holdings	1,118	41
Patrick Industries *	3,750	248
Paylocity Holding *	5,600	262
PGT Innovations *	10,000	115
Pitney Bowes	42,700	635
Plug Power *(A)	55,300	103
Ply Gem Holdings *	5,900	96
Powell Industries	1,364	45
Preformed Line Products	90	4
Primoris Services	7,847	182
Proto Labs *	5,099	326
Quad, Cl A	6,862	153
Quanex Building Products	5,765	119
Radiant Logistics *	12,400	73
Raven Industries	8,655	293
RBC Bearings *	4,795	486
Regal-Beloit	9,625	762
Resources Connection	8,281	104
REV Group (A)	3,200	86
Rexnord *	18,226	416
Roadrunner Transportation Systems *	3,272	21
Rollins	20,262	873
RPX *	12,610	167

46	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
RR Donnelley & Sons	13,219	$158
Rush Enterprises, Cl A *	5,399	194
Rush Enterprises, Cl B *	1,800	59
Saia *	5,692	263
Scorpio Bulkers *	15,916	92
Simpson Manufacturing	8,343	335
SiteOne Landscape Supply *	3,100	165
SkyWest	9,922	340
SP Plus *	4,798	142
Sparton *	1,100	19
Spirit AeroSystems Holdings, Cl A	25,375	1,383
Spirit Airlines *	15,047	799
SPX *	8,894	214
SPX FLOW *	7,194	269
Standex International	2,429	214
Steelcase, Cl A	17,557	294
Sun Hydraulics	4,677	200
Sunrun *(A)	11,300	57
Supreme Industries, Cl A	2,600	46
Swift Transporation, Cl A *(A)	16,509	395
Team *	5,757	148
Teledyne Technologies *	7,237	952
Tennant	3,938	276
Terex	22,670	743
Tetra Tech	12,642	581
Textainer Group Holdings	6,953	76
Thermon Group Holdings *	6,882	127
Timken	14,809	683
Titan International	10,772	112
Titan Machinery *	3,312	56
Toro	22,600	1,548
TransUnion *	11,700	511
TRC *	5,200	91
Trex *	5,740	369
TriMas *	9,876	215
TriNet Group *	8,900	275
Trinity Industries	31,442	802
Triton International	9,584	269
Triumph Group (A)	9,696	316
TrueBlue *	8,328	224
Tutor Perini *	8,051	209
UniFirst	3,340	473
Univar *	8,300	252
Universal Forest Products	4,455	392
Universal Logistics Holdings	700	10
US Ecology	4,640	232
USA Truck *	1,700	11
USG *(A)	17,582	500
Valmont Industries	4,714	690
Vectrus *	1,379	41
Veritiv *	2,000	88
Viad	4,271	189

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Vicor *	2,500	$42
VSE	2,000	84
Wabash National (A)	11,741	235
WABCO Holdings *	11,110	1,353
Wabtec (A)	18,006	1,472
WageWorks *	7,671	543
Watsco	5,459	770
Watts Water Technologies, Cl A	6,256	388
Welbilt *	28,050	542
Werner Enterprises	8,390	229
Wesco Aircraft Holdings *	12,046	116
WESCO International *	10,666	652
West	8,100	188
Woodward Governor	11,342	773
XPO Logistics *(A)	20,290	1,067
YRC Worldwide *	4,500	41

		118,697

Information Technology — 17.6%
2U *(A)	8,500	363
3D Systems *(A)	23,747	486
8x8 *	16,714	228
A10 Networks *	9,800	80
Acacia Communications *(A)	1,300	61
ACI Worldwide *	23,312	533
Actua *	9,888	138
Acxiom *	15,274	400
ADTRAN	9,897	191
Advanced Energy Industries *	8,319	640
Aerohive Networks *	4,800	23
Agilysys *	900	9
Alarm.com Holdings *	2,700	88
Alpha & Omega Semiconductor *	5,600	104
Ambarella *(A)	7,100	416
Amber Road *	1,900	14
Amdocs	32,068	2,077
American Software, Cl A	2,872	31
Amkor Technology *	20,913	237
Angie’s List *(A)	10,248	123
Anixter International *	5,941	449
Ansys *	18,417	2,327
Appfolio, Cl A *(A)	2,400	69
Applied Optoelectronics *(A)	3,800	265
Arista Networks *(A)	8,200	1,209
ARRIS International *	40,370	1,132
Arrow Electronics *	19,025	1,438
Aspen Technology *	16,667	1,019
Atlassian, Cl A *	5,600	200
Autobytel *	3,000	38
Avid Technology *	5,000	26
Avnet	26,999	990
AVX	11,778	193

SEI Institutional Investments Trust / Annual Report / May 31, 2017	47

SCHEDULE OF INVESTMENTS

May 31, 2017

Extended Market Index Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Axcelis Technologies *	7,550	$164
Badger Meter	5,724	224
Bankrate *	13,049	136
Barracuda Networks *	4,800	105
Bazaarvoice *	18,400	84
Bel Fuse, Cl B	888	21
Belden	9,023	641
Benchmark Electronics *	9,930	321
Benefitfocus *	2,300	73
Black Box	2,509	21
Black Knight Financial Services, Cl A *	4,300	171
Blackbaud (A)	10,055	832
Blackhawk Network Holdings, Cl A *	11,600	503
Blackline *	2,900	98
Blucora *	10,329	212
Booz Allen Hamilton Holding, Cl A	23,965	945
Bottomline Technologies de *	7,571	189
Box, Cl A *	12,100	226
Brightcove *	6,800	40
Broadridge Financial Solutions	25,597	1,943
BroadSoft *	5,594	224
Brocade Communications Systems	83,259	1,052
Brooks Automation	14,503	400
Cabot Microelectronics	5,024	379
CACI International, Cl A *	5,132	632
Cadence Design Systems *	59,347	2,085
CalAmp *	8,156	154
Calix *	4,945	32
Callidus Software *	11,856	283
Carbonite *	4,600	86
Cardtronics *	8,885	304
Care.com *	3,200	49
Cass Information Systems	2,390	146
Cavium *	13,452	982
CDK Global	30,400	1,868
CDW	34,100	2,052
CEVA *	3,838	162
ChannelAdvisor *	2,400	27
Ciena *	30,786	723
Cimpress *(A)	5,799	512
Cirrus Logic *	13,395	883
Clearfield *	1,400	18
Cognex	17,158	1,570
Coherent *	5,153	1,279
Cohu	5,077	93
CommerceHub *	7,282	125
CommScope Holding *	27,100	1,002
CommVault Systems *	8,484	476
Comtech Telecommunications	4,332	63
Control4 *	5,800	115
Convergys	17,587	428
CoreLogic *	17,183	744

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Cornerstone OnDemand *	11,299	$422
CoStar Group *	6,863	1,795
Coupa Software *	3,300	113
Cray *	7,570	134
Cree *	23,023	549
CSG Systems International	7,317	292
CTS	7,945	167
Cypress Semiconductor (A)	65,835	921
Daktronics	4,580	45
Dell Technologies, Cl V *	46,600	3,234
DHI Group *	6,690	19
Diebold (A)	13,333	353
Digi International *	3,601	34
Digimarc *(A)	2,076	72
Diodes *	7,842	201
Dolby Laboratories, Cl A	10,904	549
DSP Group *	4,262	51
DST Systems	6,950	840
Ebix (A)	5,325	295
EchoStar, Cl A *	10,003	591
Electro Scientific Industries *	5,500	46
Electronics For Imaging *	9,328	442
Ellie Mae *	7,063	774
EMCORE	9,900	99
Endurance International Group Holdings *	9,100	69
Entegris *	28,508	704
Envestnet *	7,952	285
EPAM Systems *	10,000	839
ePlus *	2,288	180
Euronet Worldwide *	10,588	924
Everbridge *	3,000	78
EVERTEC	13,600	224
Exa *	2,700	38
ExlService Holdings *	6,623	347
Extreme Networks *	19,687	190
Fabrinet *	7,315	258
Fair Isaac	6,591	874
FARO Technologies *	4,108	143
Finisar *	22,854	564
FireEye *(A)	34,600	519
First Data, Cl A *	66,500	1,139
First Solar *(A)	16,800	647
Fitbit, Cl A *(A)	23,700	124
Five9 *	7,300	164
FleetCor Technologies *	19,173	2,766
FormFactor *	12,919	190
Forrester Research	1,564	62
Fortinet *	29,899	1,176
Genpact	29,250	799
Gigamon *	6,600	252
Globant *(A)	4,600	180
Glu Mobile *(A)	16,800	43

48	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
GoDaddy, Cl A *	9,900	$407
Gogo *(A)	13,900	180
GrubHub *(A)	17,700	769
GTT Communications *	5,300	171
Guidance Software *	594	4
Guidewire Software *	15,069	1,001
Hackett Group	3,300	48
Harmonic *(A)	14,394	73
Hortonworks *	7,200	89
HubSpot *(A)	5,600	404
IAC *	14,921	1,587
II-VI *	13,143	394
Immersion *	3,567	30
Imperva *	6,983	345
Impinj *	1,700	74
Infinera *(A)	28,784	280
Inphi *(A)	8,762	348
Insight Enterprises *	7,198	299
Instructure *	2,100	56
Integrated Device Technology *	28,245	723
InterDigital	6,930	561
IPG Photonics *	7,320	1,018
Itron *	7,111	481
IXYS	4,880	72
j2 Global (A)	10,157	859
Jabil Circuit	39,600	1,185
Jack Henry & Associates	17,119	1,818
Jive Software *	7,834	41
Keysight Technologies *	39,800	1,538
Kimball Electronics *	7,093	123
Knowles *(A)	19,800	339
Kopin *	8,823	30
KVH Industries *	1,997	19
Lattice Semiconductor *	22,462	156
Leidos Holdings	27,550	1,531
Limelight Networks *	15,000	44
Liquidity Services *	2,222	14
Littelfuse	4,703	762
LivePerson *	8,091	77
LogMeIn	10,913	1,211
Lumentum Holdings *	10,840	618
MA-COM Tech *	7,125	434
Manhattan Associates *	15,080	706
ManTech International, Cl A	4,922	189
Marchex, Cl B	2,900	8
Marvell Technology Group	84,402	1,455
Match Group *(A)	7,200	140
Maxim Integrated Products	60,904	2,911
MAXIMUS	13,716	851
MaxLinear, Cl A *	11,844	369
Maxwell Technologies *	6,300	36
Meet Group *	10,200	47

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Mesa Laboratories (A)	600	$94
Methode Electronics	6,984	280
Microsemi *	23,762	1,167
MicroStrategy, Cl A *	2,053	374
MINDBODY, Cl A *(A)	3,600	101
Mitek Systems *	5,800	45
MKS Instruments	11,323	926
MobileIron *	11,500	62
Model N *	7,000	91
MoneyGram International *	7,705	134
Monolithic Power Systems	8,451	830
Monotype Imaging Holdings	9,760	191
MTS Systems	3,089	160
Nanometrics *	5,744	160
National Instruments (A)	21,867	834
NCR *	26,183	1,009
NeoPhotonics *	7,500	68
NETGEAR *	6,592	277
NetScout Systems *	18,058	661
NeuStar, Cl A *	11,432	379
New Relic *	3,900	170
NIC	13,222	268
Novanta *	7,562	257
Nuance Communications *	48,681	901
Nutanix, Cl A *(A)	2,900	54
NVE	694	55
Oclaro *(A)	23,500	209
ON Semiconductor *	86,600	1,341
OSI Systems *	3,768	298
Palo Alto Networks *	18,633	2,210
Pandora Media *(A)	43,571	388
Park City Group *(A)	3,600	45
Park Electrochemical	5,082	86
Paycom Software *(A)	9,900	648
PC Connection	2,231	58
PDF Solutions *	4,653	76
Pegasystems	7,736	452
Perficient *	6,700	116
PFSweb *	4,500	31
Photronics *	13,129	132
Planet Payment *	8,400	29
Plantronics	6,969	369
Plexus *	7,328	381
Power Integrations	5,289	354
Progress Software	11,158	326
Proofpoint *(A)	8,600	740
PROS Holdings *	5,899	176
PTC *	24,190	1,393
Pure Storage, Cl A *	14,200	184
Q2 Holdings *	5,000	198
QAD, Cl A	2,900	94
Qualys *	5,100	214

SEI Institutional Investments Trust / Annual Report / May 31, 2017	49

SCHEDULE OF INVESTMENTS

May 31, 2017

Extended Market Index Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
QuinStreet *	1,186	$5
Quotient Technology *(A)	12,000	132
Radisys *	7,200	27
Rambus *	21,110	250
Rapid7 *	5,000	92
RealNetworks *	844	4
RealPage *	12,146	420
Reis	500	9
RingCentral, Cl A *	11,400	389
Rogers *	3,593	382
Rosetta Stone *	5,200	62
Rubicon Project *	7,000	35
Rudolph Technologies *	5,507	132
Sabre (A)	44,100	989
Sanmina *	15,466	566
Sapiens International (A)	5,300	66
ScanSource *	5,696	216
Science Applications International	9,242	702
Semtech *	14,075	538
ServiceNow *	33,869	3,544
ServiceSource International *	9,746	34
ShoreTel *	13,670	79
Shutterstock *	4,397	205
Sigma Designs *	5,500	34
Silicom	1,100	56
Silicon Laboratories *	8,882	664
Silver Spring Networks *	8,400	86
Sonus Networks *	13,520	91
Splunk *	28,084	1,720
SPS Commerce *	3,029	176
Square, Cl A *	10,900	251
SS&C Technologies Holdings	35,518	1,335
Stamps.com *(A)	3,355	463
Stratasys *(A)	9,769	263
SunPower, Cl A *(A)	10,636	84
Super Micro Computer *	6,951	171
Sykes Enterprises *	8,011	267
Synaptics *(A)	6,887	383
Synchronoss Technologies *	7,697	98
SYNNEX	6,070	675
Syntel (A)	6,254	109
Systemax	1,400	22
Tableau Software, Cl A *	11,700	726
Take-Two Interactive Software *	21,139	1,622
Tech Data *	7,565	734
TechTarget *	4,700	43
Telenav *	3,400	28
TeleTech Holdings	3,427	146
Teradyne	42,900	1,525
TiVo	25,458	453
Trade Desk, Cl A *	2,300	127
Travelport Worldwide	25,800	348

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Trimble *	54,020	$1,947
TrueCar *(A)	10,900	192
TTM Technologies *(A)	15,287	248
Twilio, Cl A *(A)	5,200	126
Twitter *(A)	133,100	2,438
Tyler Technologies *	6,987	1,194
Ubiquiti Networks *(A)	5,700	269
Ultimate Software Group *(A)	6,035	1,332
Ultra Clean Holdings *	7,052	161
Unisys *(A)	13,083	154
Universal Display (A)	8,808	999
USA Technologies *	7,200	33
Vantiv, Cl A *	33,108	2,077
Varonis Systems *	1,500	55
Vasco Data Security International *	4,254	58
Veeco Instruments *	9,910	312
VeriFone Systems *	21,729	397
Verint Systems *	13,350	549
Versum Materials	21,200	658
ViaSat *(A)	10,856	708
Viavi Solutions *	48,200	541
VirnetX Holding *(A)	4,742	16
Virtusa *	6,649	193
Vishay Intertechnology (A)	30,017	491
Vishay Precision Group *	3,164	55
VMware, Cl A *(A)	17,717	1,721
Web.com Group *	10,939	249
WebMD Health, Cl A *(A)	7,910	443
WEX *	8,076	825
Workday, Cl A *(A)	24,489	2,448
Workiva, Cl A *	6,700	122
Xactly *	7,000	110
Xcerra *	7,941	77
XO Group *	4,415	73
Xperi	9,930	304
Yelp, Cl A *	14,398	402
Zebra Technologies, Cl A *	10,864	1,134
Zendesk *	16,300	423
Zillow Group, Cl A *	10,191	447
Zillow Group, Cl C *(A)	21,582	939
Zix *	6,113	35
Zynga, Cl A *	162,374	572

		161,436

Materials — 5.7%
A. Schulman	7,029	206
AdvanSix *	5,900	170
AK Steel Holding *(A)	61,100	373
Alcoa	30,600	1,008
Allegheny Technologies (A)	21,500	332
American Vanguard	7,499	126
AptarGroup	13,266	1,128

50	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Ashland Global Holdings	12,908	$859
Axalta Coating Systems *	35,200	1,102
Balchem	6,888	542
Bemis	20,100	897
Berry Global Group *	26,641	1,545
Boise Cascade *	7,270	196
Cabot	13,332	696
Calgon Carbon	12,418	174
Carpenter Technology (A)	9,801	357
Celanese, Cl A	29,492	2,553
Century Aluminum *(A)	12,559	181
Chase	1,300	137
Chemours	38,200	1,528
Clearwater Paper *	2,951	137
Cliffs Natural Resources *(A)	60,000	353
Coeur Mining *	40,361	375
Commercial Metals	22,941	415
Compass Minerals International (A)	7,840	503
Crown Holdings *	27,935	1,613
Deltic Timber	2,396	163
Domtar (A)	12,350	449
Eagle Materials	9,883	932
Ferro *	19,405	325
Ferroglobe *	11,102	—
Ferroglobe PLC	11,102	117
Flotek Industries *(A)	10,196	101
Forterra *	5,600	40
FutureFuel	3,876	52
GCP Applied Technologies *	14,624	440
Glatfelter	7,871	144
Gold Resource (A)	12,400	44
Graphic Packaging Holding	68,017	919
Greif, Cl A	5,819	346
Greif, Cl B	1,700	113
H.B. Fuller	10,533	535
Handy & Harman *	800	23
Hawkins	1,773	83
Haynes International	2,823	101
Hecla Mining	80,456	462
Huntsman	42,124	1,007
Ingevity *	9,300	549
Innophos Holdings	4,189	177
Innospec	4,513	289
Kaiser Aluminum	4,154	342
KapStone Paper and Packaging	17,642	373
KMG Chemicals	2,509	140
Koppers Holdings *	4,773	172
Kraton Performance Polymers *	7,380	238
Kronos Worldwide	3,484	64
Louisiana-Pacific *	30,142	672
LSB Industries *(A)	2,939	26
Materion	3,474	119

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Minerals Technologies	7,024	$505
Multi Packaging Solutions International *	4,800	86
Myers Industries	3,418	58
Neenah Paper	3,093	241
NewMarket	1,597	743
Olin	34,916	1,024
Olympic Steel	1,927	32
OMNOVA Solutions *	7,567	65
Owens-Illinois *	35,300	797
Packaging Corp of America	20,049	2,048
Platform Specialty Products *(A)	40,500	505
PolyOne	16,832	628
Quaker Chemical	2,734	381
Rayonier Advanced Materials	9,817	171
Real Industry *	7,000	20
Reliance Steel & Aluminum	14,638	1,068
Royal Gold	13,802	1,110
RPM International	27,088	1,469
Ryerson Holding *	1,400	12
Schnitzer Steel Industries, Cl A	6,156	119
Schweitzer-Mauduit International	6,138	229
Scotts Miracle-Gro, Cl A (A)	9,559	828
Sensient Technologies	9,635	774
Silgan Holdings	16,060	511
Sonoco Products	21,121	1,071
Southern Copper (A)	17,729	620
Steel Dynamics	50,337	1,711
Stepan	3,825	324
Summit Materials, Cl A *	21,826	586
SunCoke Energy *	14,846	130
Tahoe Resources	68,388	605
TerraVia Holdings *(A)	7,830	2
TimkenSteel *	7,904	104
Trecora Resources *	2,517	27
Tredegar	5,341	84
Trinseo	5,400	348
Tronox, Cl A	15,000	228
UFP Technologies *	1,800	49
United States Steel (A)	31,700	661
US Concrete *(A)	3,000	198
Valspar	17,026	1,924
Valvoline	42,237	945
Westlake Chemical (A)	7,810	480
Worthington Industries	9,102	382
WR Grace	15,124	1,084

		52,050

Real Estate — 9.3%
Acadia Realty Trust	16,839	457
Agree Realty	4,747	216
Alexander & Baldwin	9,877	395
Alexander’s, Cl REIT	488	201

SEI Institutional Investments Trust / Annual Report / May 31, 2017	51

SCHEDULE OF INVESTMENTS

May 31, 2017

Extended Market Index Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Altisource Portfolio Solutions *	1,700	$35
American Assets Trust	7,991	312
American Campus Communities	27,262	1,294
American Homes 4 Rent, Cl A	38,800	872
Apple Hospitality	36,100	676
Armada Hoffler Properties ‡	7,500	99
Ashford Hospitality Prime ‡	4,381	42
Ashford Hospitality Trust ‡	14,971	92
AV Homes *	3,707	58
Bluerock Residential Growth, Cl A ‡	5,800	71
Brandywine Realty Trust	34,639	604
Brixmor Property Group	40,300	727
Camden Property Trust	17,838	1,486
Care Capital Properties	18,700	492
CareTrust	15,453	282
CatchMark Timber Trust, Cl A ‡	7,800	88
CBL & Associates Properties (A)	33,182	255
Cedar Realty Trust ‡	18,338	92
Chatham Lodging Trust ‡	7,735	154
Chesapeake Lodging Trust	12,367	285
City Office	4,700	58
Colony NorthStar, Cl A	113,694	1,607
Colony Starwood Homes (A)	14,376	497
Columbia Property Trust	26,200	566
Community Healthcare Trust	3,900	96
Consolidated-Tomoka Land	500	27
CoreCivic	24,502	704
CorEnergy Infrastructure Trust ‡(A)	2,140	75
CoreSite Realty	7,073	745
Corporate Office Properties Trust	20,630	696
Cousins Properties	75,073	643
CubeSmart	38,022	949
CyrusOne	16,229	913
DCT Industrial Trust	19,171	1,011
DDR	64,814	556
DiamondRock Hospitality	44,407	492
Douglas Emmett	29,685	1,127
Duke Realty ‡	74,095	2,124
DuPont Fabros Technology (A)	15,621	853
Easterly Government Properties	6,100	121
EastGroup Properties (A)	6,985	569
Education Realty Trust	16,057	615
Empire State Realty Trust, Cl A	26,900	560
EPR Properties	13,351	947
Equity Commonwealth *	26,144	814
Equity LifeStyle Properties	16,232	1,370
Farmland Partners (A)	9,000	88
FelCor Lodging Trust	25,463	183
First Industrial Realty Trust	25,353	732
First Potomac Realty Trust ‡	14,422	158
Forest City Realty Trust, Cl A	48,645	1,108
Forestar Group *	9,732	138

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Four Corners Property Trust	12,719	$313
Franklin Street Properties	23,996	270
FRP Holdings *	838	35
Gaming and Leisure Properties	39,315	1,443
GEO Group	25,185	754
Getty Realty	6,289	158
Gladstone Commercial ‡	6,919	141
Global Net Lease (A)	14,933	337
Government Properties Income Trust (A)	14,866	321
Gramercy Property Trust	29,924	884
Healthcare Realty Trust	23,855	793
Healthcare Trust of America, Cl A	28,750	882
Hersha Hospitality Trust, Cl A	9,019	168
HFF, Cl A	7,995	249
Highwoods Properties	20,368	1,027
Hospitality Properties Trust	34,041	984
Howard Hughes *	7,717	989
Hudson Pacific Properties	25,170	825
Independence Realty Trust ‡(A)	9,700	93
InfraREIT ‡	8,200	158
Investors Real Estate Trust ‡(A)	24,031	141
Invitation Homes	18,900	407
iStar Financial *	16,418	199
Jones Lang LaSalle	9,559	1,104
Kennedy-Wilson Holdings	18,229	357
Kilroy Realty	20,143	1,475
Kite Realty Group Trust	18,155	326
Lamar Advertising, Cl A (A)	17,297	1,211
LaSalle Hotel Properties	21,442	610
Lexington Realty Trust, Cl REIT	50,890	489
Liberty Property Trust	31,075	1,277
Life Storage	9,593	719
LTC Properties	7,317	353
Mack-Cali Realty	19,667	523
Marcus & Millichap *	4,500	109
MedEquities Realty Trust	4,300	50
Medical Properties Trust	62,362	808
Monmouth Real Estate Investment, Cl A	13,346	195
Monogram Residential Trust	32,700	315
National Health Investors	7,864	594
National Retail Properties, Cl REIT	29,843	1,145
National Storage Affiliates Trust	9,000	218
New Senior Investment Group	16,600	158
NexPoint Residential Trust ‡	5,400	130
NorthStar Realty Europe	10,009	122
Omega Healthcare Investors (A)	38,747	1,214
One Liberty Properties ‡	2,524	56
Outfront Media	29,409	672
Paramount Group	38,900	600
Park Hotels & Resorts	24,891	641
Parkway	8,059	161
Pebblebrook Hotel Trust (A)	15,903	492

52	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Pennsylvania Real Estate Investment Trust (A)	13,699	$147
Physicians Realty Trust	32,100	653
Piedmont Office Realty Trust, Cl A	30,566	648
Potlatch	8,120	371
Preferred Apartment Communities, Cl A ‡	6,000	92
PS Business Parks	3,928	496
QTS Realty Trust, Cl A ‡	9,400	491
Quality Care Properties *	18,100	306
RAIT Financial Trust ‡	13,021	29
Ramco-Gershenson Properties	16,337	206
Rayonier	26,653	749
RE/MAX Holdings, Cl A	3,200	170
Realogy Holdings	30,502	929
Retail Opportunity Investments	21,159	418
Retail Properties of America, Cl A	50,103	616
Rexford Industrial Realty	13,700	373
RLJ Lodging Trust	26,637	542
RMR Group	1,170	57
Ryman Hospitality Properties	9,360	603
Sabra Health Care (A)	14,462	339
Saul Centers	2,144	123
SBA Communications, Cl A *‡	26,519	3,664
Select Income	14,421	344
Senior Housing Properties Trust	50,207	1,061
Seritage Growth Properties (A)	4,700	184
Spirit Realty Capital	102,066	738
St. Joe *	12,100	214
STAG Industrial	18,456	498
STORE Capital	37,100	756
Stratus Properties	1,900	52
Summit Hotel Properties	19,629	351
Sun Communities	14,421	1,242
Sunstone Hotel Investors	47,238	737
Tanger Factory Outlet Centers	19,649	512
Taubman Centers	12,287	751
Tejon Ranch *	1,647	33
Terreno Realty	10,663	348
Tier REIT	9,500	154
Trinity Place Holdings *(A)	5,200	35
UMH Properties ‡	5,400	90
Uniti Group	26,760	669
Universal Health Realty Income Trust	3,116	224
Urban Edge Properties	17,600	420
Urstadt Biddle Properties, Cl A ‡	6,156	115
VEREIT	201,800	1,669
Washington Prime Group (A)	37,502	286
Washington Real Estate Investment Trust	16,813	543
Weingarten Realty Investors	24,868	748
Whitestone, Cl B ‡	7,077	82
WP Carey	21,700	1,415

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Xenia Hotels & Resorts	20,400	$365

		84,780

Telecommunication Services — 1.2%
ATN International	2,267	148
Boingo Wireless *	9,300	149
Cincinnati Bell *	9,337	159
Cogent Communications Holdings	8,304	327
Consolidated Communications Holdings (A)	10,276	205
FairPoint Communications *	4,570	66
Frontier Communications (A)	256,100	335
General Communication, Cl A *	5,403	200
Globalstar *(A)	73,600	146
Hawaiian Telcom Holdco *	905	23
IDT, Cl B	3,103	53
Intelsat *(A)	5,200	16
Iridium Communications *(A)	15,446	153
Lumos Networks *	2,271	41
NII Holdings *	17,300	10
ORBCOMM *	12,086	118
pdvWireless *	2,000	48
Shenandoah Telecommunications	9,304	285
Spok Holdings	4,132	72
Sprint *(A)	158,990	1,350
Straight Path Communications *	2,200	393
Telephone & Data Systems	21,155	603
T-Mobile US *	60,705	4,093
US Cellular *	2,952	118
Vonage Holdings *	39,520	273
Windstream Holdings (A)	36,615	155
Zayo Group Holdings *	34,600	1,113

		10,652

Utilities — 3.2%
ALLETE	10,370	761
American States Water	8,374	383
Aqua America	36,637	1,198
Artesian Resources, Cl A	2,184	77
Atlantic Power *	12,421	29
Atlantica Yield	12,500	261
Atmos Energy	21,082	1,756
Avangrid	11,950	543
Avista	13,552	581
Black Hills (A)	10,802	751
California Water Service Group	9,641	334
Calpine *	76,572	984
Chesapeake Utilities	2,915	216
Connecticut Water Service	1,906	101
Consolidated Water	3,000	36
Delta Natural Gas	1,400	42
Dynegy, Cl A *	21,400	177
El Paso Electric	8,036	434

SEI Institutional Investments Trust / Annual Report / May 31, 2017	53

SCHEDULE OF INVESTMENTS

May 31, 2017

Extended Market Index Fund (Concluded)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Great Plains Energy	45,523	$1,308
Hawaiian Electric Industries	22,658	751
IDACORP	10,524	919
MDU Resources Group	41,132	1,120
MGE Energy	7,714	502
Middlesex Water	2,701	95
National Fuel Gas (A)	15,488	879
New Jersey Resources	18,694	783
Northwest Natural Gas	5,976	366
NorthWestern	10,346	641
NRG Yield, Cl A	7,000	120
NRG Yield, Cl C (A)	12,100	214
OGE Energy	41,376	1,474
ONE Gas	11,300	798
Ormat Technologies	7,634	454
Otter Tail	7,746	310
Pattern Energy Group, Cl A (A)	13,100	296
PNM Resources	17,117	659
Portland General Electric	18,700	885
SJW	3,664	176
South Jersey Industries	16,796	612
Southwest Gas Holdings	9,941	791
Spark Energy, Cl A	2,200	97
Spire	9,803	695
TerraForm Global, Cl A *	21,900	107
TerraForm Power, Cl A *	19,600	243
UGI	35,796	1,832
Unitil	3,058	146
Vectren	17,643	1,082
Vivint Solar *(A)	4,900	16
Westar Energy, Cl A	29,470	1,560
WGL Holdings	10,861	899
York Water	3,752	124

		29,618

Total Common Stock (Cost $766,938) ($ Thousands)		896,282

	Number of Rights

RIGHTS — 0.0%
Chelsea Therapeutics International ‡‡	4,000	–
Durata Therapeutics ‡‡	800	–
Dyax, Expires 12/31/2019	22,882	–
Media General ‡‡	20,200	31
Tobira Therapeutics ‡‡	2,300	–
Trius Contingent Value ‡‡	2,885	–

	Number of	Market Value
Description	Rights	($ Thousands)

RIGHTS (continued)

Total Rights (Cost $31) ($ Thousands)		$31

	Face Amount (Thousands)

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills 0.853%, 08/03/2017 (B)(D)	$620	619
0.676%, 06/08/2017 (B)(D)	675	675

Total U.S. Treasury Obligations (Cost $1,294) ($ Thousands)		1,294

	Shares

AFFILIATED PARTNERSHIP — 14.5%
SEI Liquidity Fund, L.P. 0.910% **†(C)	133,352,594	133,350

Total Affiliated Partnership (Cost $133,353) ($ Thousands)		133,350

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**†	18,990,687	18,991

Total Cash Equivalent (Cost $18,991) ($ Thousands)		18,991

Total Investments — 114.4% (Cost $920,607) ($ Thousands)		$1,049,948

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Russell 2000 Index E-MINI	145	Jun-2017	$59
S&P Mid Cap 400 Index E-MINI	74	Jun-2017	77

			$136

For the year ended May 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $917,907 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2017.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
††	The Fund may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.

54	SEI Institutional Investments Trust / Annual Report / May 31, 2017

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017 was $129,053 ($ Thousands).
(B)	The rate reported is the effective yield at the time of purchase.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $133,350 ($ Thousands).
(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

LLC — Limited Liability Company

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

REIT — Real Estate Investment Trust

S&P— Standard & Poor’s

Ser — Series

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried a value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$896,282	$–	$–	$896,282
Rights	31	–	–	31
U.S. Treasury Obligations	–	1,294	–	1,294
Affiliated Partnership	–	133,350	–	133,350
Cash Equivalent	18,991	–	–	18,991

Total Investments in Securities	$915,304	$134,644	$–	$1,049,948

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$136	$–	$–	$136

Total Other Financial Instruments	$136	$–	$–	$136

*Futures contracts are value at the unrealized appreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	55

SCHEDULE OF INVESTMENTS

May 31, 2017

Small Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.0%

Consumer Discretionary — 10.2%
1-800-Flowers.com, Cl A *	4,212	$42
2U *(A)	11,152	477
Aaron’s	18,700	683
Adtalem Global Education	21,294	796
AMC Entertainment Holdings, Cl A	84,459	1,900
American Axle & Manufacturing Holdings *	19,176	290
American Eagle Outfitters	2,276	26
American Outdoor Brands *(A)	16,200	367
American Public Education *	22,837	502
Bassett Furniture Industries	5,453	162
Beazer Homes USA *	19,851	242
Big 5 Sporting Goods (A)	19,742	274
Big Lots (A)	7,981	390
Biglari Holdings *	270	103
Bloomin’ Brands	18,982	380
Boyd Gaming	1,171	30
Bright Horizons Family Solutions *	26,520	2,035
Brinker International (A)	7,500	294
Buffalo Wild Wings *	43	6
Burlington Stores *	1,262	123
Cabela’s *	1,281	68
Caesars Entertainment *	962	11
CalAtlantic Group (A)	7,400	267
Capella Education	4,983	431
Career Education *	2,197	21
Carriage Services, Cl A (A)	10,700	281
Carrols Restaurant Group *	2,744	33
Cavco Industries *	5,755	634
Century Communities *	11,641	290
Children’s Place (A)	19,938	2,157
Churchill Downs	3,885	651
Citi Trends	1,772	32
Conn’s *(A)	27,667	473
Cooper Tire & Rubber (A)	17,672	636
Cooper-Standard Holdings *	7,664	828
Core-Mark Holding	51,732	1,761
Cracker Barrel Old Country Store	1,285	214
Crocs *	19,600	134
CSS Industries	7,500	199
CST Brands	2,587	125
Dana Holdings	85,926	1,815
Dave & Buster’s Entertainment *	36,749	2,451
Deckers Outdoor *(A)	5,000	347
Del Frisco’s Restaurant Group *	13,061	222
Del Taco Restaurants *	10,700	137
Destination XL Group *	7,600	18
Dick’s Sporting Goods	3,100	128
Eastman Kodak *	5,322	49
Eldorado Resorts *	–	–
Ethan Allen Interiors	8,200	221
Express *	21,091	164

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Extended Stay America	984	$18
Finish Line, Cl A	15,100	213
Flexsteel Industries	1,899	96
Fogo De Chao *	4,700	64
Francesca’s Holdings *	376	5
GameStop, Cl A	2,865	63
Goodyear Tire & Rubber	18,809	606
Graham Holdings, Cl B	262	157
Grand Canyon Education *	11,163	875
Group 1 Automotive	3,900	235
Haverty Furniture (A)	17,217	412
Hibbett Sports *	5,400	125
Hooker Furniture	11,652	500
Horizon Global *	9,600	141
Hovnanian Enterprises, Cl A *	7,580	18
International Game Technology	2,601	46
Intrawest Resorts Holdings *	1,128	27
Jack in the Box	19,600	2,089
John Wiley & Sons, Cl A	2,352	119
Johnson Outdoors, Cl A	10,543	453
K12 *	20,331	383
La-Z-Boy, Cl Z	4,434	118
Lear	3,715	554
Libbey	56,698	463
Loral Space & Communications *	239	9
Lumber Liquidators Holdings *(A)	30,386	881
Marriott Vacations Worldwide (A)	2,895	337
MCBC Holdings	2,228	43
MDC Partners, Cl A	57,800	480
Meredith (A)	11,240	608
Meritage Homes *	6,200	247
Modine Manufacturing *	23,700	360
Monro Muffler Brake	30,490	1,512
Movado Group	1,074	23
Murphy USA *	5,700	388
NACCO Industries, Cl A	3,627	240
New Media Investment	17,900	231
Nutrisystem (A)	8,569	446
Office Depot	84,261	431
Ollie’s Bargain Outlet Holdings *(A)	44,028	1,812
Perry Ellis International *	194	4
PetMed Express (A)	15,847	556
Planet Fitness, Cl A (A)	61,983	1,354
Red Robin Gourmet Burgers *	25,306	1,824
Rent-A-Center, Cl A (A)	15,700	179
Ruth’s Hospitality Group	3,024	65
Scholastic	1,235	53
Sequential Brands Group *	29,468	95
Shoe Carnival	19,658	402
Sonic Automotive, Cl A	16,000	301
Spartan Motors	24,112	207
Stage Stores (A)	15,900	35

56	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Stoneridge *	16,055	$248
Strayer Education	540	48
Superior Industries International	1,695	33
Taylor Morrison Home, Cl A *	1,907	44
Tenneco	1,015	58
Texas Roadhouse, Cl A	8,863	434
Time	14,226	178
Toll Brothers	2,565	95
TopBuild *	16,641	891
Tower International	32,393	752
TRI Pointe Homes *	8,700	108
Vera Bradley *	1,175	11
Visteon *	5,928	595
Wayfair, Cl A *(A)	7,167	451
Weight Watchers International *(A)	24,861	654
William Lyon Homes, Cl A *	85,471	1,936
Wolverine World Wide	33,650	875
ZAGG *	39,140	327

		52,561

Consumer Staples — 3.4%
Central Garden & Pet *(A)	11,715	351
Central Garden and Pet, Cl A *	1,443	42
Darling Ingredients *	48,899	766
Energizer Holdings	1,896	102
Fresh Del Monte Produce	15,852	803
Freshpet *(A)	9,100	138
Hostess Brands, Cl A *	189,735	2,986
Ingles Markets, Cl A	7,500	275
Ingredion	1,702	194
J&J Snack Foods	6,350	826
John B Sanfilippo & Son	5,435	352
Landec *	11,100	155
National Beverage	555	53
Nomad Foods *	11,900	168
Nu Skin Enterprises, Cl A	1,285	71
Omega Protein	47,568	830
Pilgrim’s Pride *	13,417	312
Primo Water *	60,060	738
Sanderson Farms (A)	15,582	1,850
Seaboard	17	69
Seneca Foods, Cl A *	2,800	86
Snyder’s-Lance	60,869	2,237
SpartanNash	43,351	1,292
Spectrum Brands Holdings (A)	12,720	1,710
SUPERVALU *	57,297	221
Universal	7,972	529
Vector Group	1,063	23
Village Super Market, Cl A	8,500	212
Weis Markets	1,230	64

		17,455

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Energy — 2.2%
Abraxas Petroleum *	9,256	$17
Approach Resources *(A)	29,200	74
Archrock	66,942	703
Ardmore Shipping (A)	23,500	169
Bill Barrett *	30,000	104
California Resources *	3,954	43
Carrizo Oil & Gas *(A)	48,548	1,065
Contango Oil & Gas *	14,694	91
Dawson Geophysical *	10,919	42
Diamondback Energy *	1,952	181
Eclipse Resources *	57,600	129
Energen *	4,393	251
Exterran *	16,032	452
Extraction Oil & Gas *(A)	11,800	168
Gulfport Energy *	44,380	637
Helix Energy Solutions Group *	43,890	219
Jones Energy, Cl A *(A)	10,240	21
Matrix Service *	24,628	201
McDermott International *	54,502	338
Murphy Oil	5,039	123
NCS Multistage Holdings *	4,600	121
Oasis Petroleum *	54,995	537
Overseas Shipholding Group, Cl A *	50,094	132
Pacific Ethanol *	79,500	469
PBF Energy, Cl A (A)	13,200	255
PDC Energy *	10,660	529
PHI *	10,900	97
ProPetro Holding *	6,600	87
QEP Resources *	2,277	23
Renewable Energy Group *(A)	33,400	377
REX American Resources *	4,942	470
Rice Energy *	33,035	661
RSP Permian *	18,610	662
Scorpio Tankers (A)	103,500	385
Select Energy Services, Cl A *	6,000	91
Smart Sand *	12,500	122
StealthGas *	35,400	116
TETRA Technologies *	130,600	404
Unit *	10,100	180
VAALCO Energy *	30,600	31
W&T Offshore *	7,350	15
Western Refining	3,048	110
Westmoreland Coal *	24,751	163

		11,065

Financials — 17.8%
1st Source	5,979	272
AGNC Investment ‡	9,008	187
Alleghany *	129	76
Allied World Assurance Holdings	2,365	124
Ambac Financial Group *	17,733	293

SEI Institutional Investments Trust / Annual Report / May 31, 2017	57

SCHEDULE OF INVESTMENTS

May 31, 2017

Small Cap Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American Equity Investment Life Holding	21,500	$539
American Financial Group	3,424	342
AmTrust Financial Services (A)	8,800	116
Apollo Commercial Real Estate Finance ‡(A)	18,100	334
Arch Capital Group *	5,608	545
Ares Capital	1,950	32
Argo Group International Holdings	5,559	344
ARMOUR Residential, Cl REIT ‡	15,900	413
Aspen Insurance Holdings	23,301	1,184
Associated Banc	14,000	334
Assurant	1,823	179
Assured Guaranty	29,319	1,145
Astoria Financial	4,000	74
Axis Capital Holdings	10,845	711
Banc of California (A)	26,800	544
BancFirst	3,864	365
Banco Latinoamericano de Comercio Exterior, Cl E	14,773	399
Bancorpsouth	10,408	299
Bank of Hawaii	3,007	234
Bank of the Ozarks (A)	2,538	112
BankUnited	28,600	948
Banner	19,245	1,033
Beneficial Bancorp	8,282	121
Berkshire Hills Bancorp	35,364	1,268
BlackRock Capital Investment	33,900	263
Blackstone Mortgage Trust, Cl A ‡	9,500	295
BOK Financial	530	43
Boston Private Financial Holdings	53,413	775
Brookline Bancorp	6,264	86
Bryn Mawr Bank	970	40
Camden National	21,225	853
Capital Bank Financial, Cl A	1,183	44
Cathay General Bancorp	2,525	90
CBOE Holdings	4,137	357
CenterState Banks	9,190	221
Central Pacific Financial	19,973	604
Chimera Investment ‡	5,781	108
City Holding	2,346	148
CNO Financial Group	89,538	1,835
CoBiz Financial	48,213	759
Columbia Banking System	312	11
Commerce Bancshares	12,369	662
Community Trust Bancorp	11,056	459
Cullen/Frost Bankers	2,847	261
Customers Bancorp *	25,544	714
CVB Financial	25,470	517
CYS Investments ‡	38,000	320
Dime Community Bancshares	31,855	605
Dynex Capital ‡	39,900	274
E*TRADE Financial *	3,602	125
Eagle Bancorp *	19,154	1,093

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
East West Bancorp	6,366	$348
Employers Holdings	7,899	316
Enstar Group *	569	107
Enterprise Financial Services	11,946	479
Essent Group *	772	28
EverBank Financial	778	15
Evercore Partners, Cl A	9,932	673
Everest Re Group	7,202	1,834
FCB Financial Holdings, Cl A *	1,094	50
Federal Agricultural Mortgage, Cl C	17,365	1,052
Federated National Holding	8,175	129
Fidelity Southern	18,673	399
First American Financial	16,600	722
First BanCorp *	79,801	414
First Busey	16,841	478
First Business Financial Services	9,400	215
First Citizens BancShares, Cl A	1,722	571
First Commonwealth Financial	25,961	319
First Defiance Financial	10,728	559
First Financial	5,381	245
First Financial Bancorp	3,686	92
First Foundation *	26,400	405
First Horizon National	4,514	76
First Interstate Bancsystem, Cl A	15,943	556
First Merchants	13,129	521
FirstCash	4,561	245
Flagstar Bancorp *	36,712	1,061
Flushing Financial	25,983	722
FNB (Pennsylvania)	89,213	1,178
FNFV Group *	9,000	126
Franklin Financial Network *	19,814	773
Fulton Financial	69,890	1,223
Genworth Financial, Cl A *	18,733	69
Glacier Bancorp	26,490	855
Great Southern Bancorp	1,726	85
Great Western Bancorp	20,453	774
Green Bancorp *	10,950	209
Green Dot, Cl A *	1,032	38
Hancock Holding	35,193	1,626
Hanmi Financial	32,112	854
Hanover Insurance Group	17,014	1,419
Heartland Financial USA	6,776	304
Hercules Capital (A)	20,100	262
Heritage Financial	18,245	435
Heritage Insurance Holdings	19,728	251
Hilltop Holdings	2,533	63
Home BancShares (A)	22,302	522
HomeStreet *	4,800	129
Hope Bancorp	35,098	611
Huntington Bancshares	27,400	344
IBERIABANK	21,683	1,674
Independent Bank	24,049	527

58	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Infinity Property & Casualty	794	$76
International Bancshares	16,122	534
International FCStone *	4,580	158
Invesco Mortgage Capital ‡	851	14
Investors Bancorp	45,314	600
James River Group Holdings	1,170	46
Janus Henderson Group *	2,504	78
KCG Holdings, Cl A *	3,797	75
Kearny Financial	14,300	199
Kemper	15,100	576
Lakeland Bancorp	19,800	371
Lakeland Financial	3,195	136
Legg Mason	14,600	538
LendingClub *	2,563	14
LPL Financial Holdings	11,676	455
Maiden Holdings	21,600	228
MainSource Financial Group	17,400	563
Mercantile Bank	10,100	314
Meridian Bancorp	25,870	419
MFA Financial, Cl REIT ‡	11,125	93
MGIC Investment *	67,232	711
Moelis, Cl A	12,197	428
Mortgage Investment Trust ‡	14,400	268
National Bank Holdings, Cl A	33,350	1,018
National Western Life Group, Cl A	233	72
Nelnet, Cl A	15,057	592
New Residential Investments ‡	10,250	165
New York Mortgage Trust ‡(A)	57,400	357
Northfield Bancorp (A)	21,100	347
OceanFirst Financial	25,204	668
OFG Bancorp	24,708	231
Old National Bancorp	23,243	367
Opus Bank	12,926	278
Oritani Financial	8,206	136
PacWest Bancorp	1,582	74
PennantPark Investment	83,000	621
PennyMac Financial Services, Cl A *	9,984	161
PennyMac Mortgage Investment Trust ‡	14,000	245
Piper Jaffray	3,500	205
PJT Partners (A)	14,266	552
Popular	50,097	1,864
PRA Group *	564	20
Preferred Bank	14,666	732
PrivateBancorp, Cl A	3,727	222
Prosperity Bancshares	12,992	814
Provident Financial Services	701	16
Radian Group	86,219	1,385
Raymond James Financial	5,168	374
Regional Management *	19,260	385
Reinsurance Group of America, Cl A	3,814	475
RenaissanceRe Holdings	4,027	575
Renasant	19,360	773

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Republic Bancorp, Cl A	10,200	$354
S&T Bancorp	685	23
Safety Insurance Group	400	27
Sandy Spring Bancorp	21,527	826
Seacoast Banking Corporation of Florida *	4,167	94
Selective Insurance Group	19,250	984
SLM *	24,375	253
South State	461	38
Starwood Property Trust ‡	7,115	157
State Bank Financial	16,072	407
Sterling Bancorp	28,930	621
Stock Yards Bancorp	2,973	108
Stonegate Bank	2,223	101
SVB Financial Group *	90	15
Synovus Financial	8,038	329
TCF Financial	55,946	843
Texas Capital Bancshares *	94	7
Tompkins Financial	1,184	90
Torchmark	5,111	386
Towne Bank	3,913	113
TPG Specialty Lending	13,800	285
TriCo Bancshares	13,790	481
TrustCo Bank	18,282	134
Trustmark	533	16
Two Harbors Investment ‡	44,852	448
UMB Financial	2,299	161
UMH Properties ‡	27,164	454
Umpqua Holdings	45,996	779
Union Bankshares	14,294	480
United Community Banks	55,572	1,432
United Financial Bancorp	36,900	597
United Fire Group	3,306	143
Universal Insurance Holdings (A)	13,700	338
Univest Corp of Pennsylvania	1,889	52
Validus Holdings	24,741	1,321
Walker & Dunlop *	8,766	409
Washington Federal	16,699	534
Washington Trust Bancorp	820	39
WesBanco	5,983	222
Western Alliance Bancorp *	23,041	1,053
White Mountains Insurance Group	170	146
Wintrust Financial	41,238	2,836
World Acceptance *(A)	3,200	250
WSFS Financial	19,995	882
Zions Bancorporation	10,543	422

		91,419

Health Care — 12.5%
Acadia Healthcare *	57,448	2,375
Accuray *(A)	54,900	225
Achaogen *(A)	22,011	444
Aclaris Therapeutics *(A)	28,961	689

SEI Institutional Investments Trust / Annual Report / May 31, 2017	59

SCHEDULE OF INVESTMENTS

May 31, 2017

Small Cap Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Acorda Therapeutics *	316	$4
Adamas Pharmaceuticals *(A)	21,800	335
Aerie Pharmaceuticals *	8,720	484
Alere *	2,684	130
Allscripts Healthcare Solutions *	6,821	78
AMAG Pharmaceuticals *(A)	105,410	1,824
AMN Healthcare Services *	100,884	3,657
Analogic	6,915	497
Ardelyx *	23,930	112
Array BioPharma *	1,730	13
AtriCure *(A)	38,530	805
Avadel Pharmaceuticals ADR *	108,805	1,074
Avexis *(A)	7,078	501
AxoGen *	31,371	466
Bio-Rad Laboratories, Cl A *	1,579	353
BioSpecifics Technologies *	302	16
BioTelemetry *	16,231	468
Capital Senior Living *	105,010	1,453
Cara Therapeutics *(A)	29,308	485
Cardiovascular Systems *	11,781	354
Chemed	154	31
Clovis Oncology *	7,482	387
Community Health Systems *	1,196	11
CONMED	15,365	780
Corcept Therapeutics *	573	6
CorVel *	1,362	63
CryoLife	46,100	841
Cutera *	20,521	468
Emergent Biosolutions *	7,136	228
Enanta Pharmaceuticals *	897	27
Esperion Therapeutics *(A)	12,833	411
Exact Sciences *	19,773	721
Exactech *	13,800	418
Exelixis *	39,870	746
Flexion Therapeutics *(A)	9,830	168
Glaukos *(A)	8,631	351
Global Blood Therapeutics *(A)	15,082	407
Globus Medical, Cl A *	15,583	479
GlycoMimetics *(A)	36,065	458
Halozyme Therapeutics *	1,243	15
HealthEquity *	12,910	591
HealthSouth	17,468	792
Heska *	3,532	348
Hill-Rom Holdings	4,795	371
HMS Holdings *	4,110	75
Immunomedics *(A)	108,140	816
INC Research Holdings, Cl A *	816	46
Innoviva *	540	7
Inogen *	13,140	1,165
Integer Holdings *	25,465	1,011
Integra LifeSciences Holdings *	27,808	1,400
Intercept Pharmaceuticals *	5,982	669

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Intersect ENT *	20,311	$514
Invacare	6,300	89
iRadimed *	1,955	16
Kindred Healthcare	24,200	237
Kite Pharma *(A)	6,845	495
La Jolla Pharmaceutical *(A)	11,950	342
Lannett *(A)	15,700	316
LeMaitre Vascular	1,619	49
LifePoint Hospitals *	11,500	699
Ligand Pharmaceuticals *	17,319	1,875
Loxo Oncology *(A)	12,041	550
Magellan Health Services *	18,982	1,305
Masimo *	4,736	412
Medidata Solutions *	25,359	1,805
Merit Medical Systems *	14,883	528
MiMedx Group *(A)	25,878	354
Molina Healthcare *	529	34
Myriad Genetics *	1,611	33
National Healthcare	333	23
Natus Medical *	407	14
Nektar Therapeutics, Cl A *	22,027	438
NeoGenomics *	138,627	1,048
Nevro *(A)	8,130	560
NuVasive *	9,232	693
Omnicell *	17,515	699
OraSure Technologies *	40,248	607
Pacira Pharmaceuticals *	7,870	349
Paratek Pharmaceuticals *(A)	31,881	639
PAREXEL International *	11,687	945
PDL BioPharma	58,840	141
Penumbra *	5,224	433
Phibro Animal Health, Cl A	1,300	46
Portola Pharmaceuticals, Cl A *	502	18
PRA Health Sciences *	32,462	2,345
Prestige Brands Holdings *	48,929	2,465
Prothena *	339	17
QIAGEN	7,238	243
Quality Systems *	3,170	49
REGENXBIO *	19,106	327
Sarepta Therapeutics *	784	23
SciClone Pharmaceuticals *	2,378	23
Select Medical Holdings *	4,800	64
Sucampo Pharmaceuticals, Cl A *(A)	22,700	227
Supernus Pharmaceuticals *	92,304	3,471
SurModics *	2,133	52
Synergy Pharmaceuticals *(A)	200,460	704
Tabula Rasa HealthCare *	6,700	89
Tactile Systems Technology *	1,998	49
Teladoc *(A)	22,031	674
TESARO *(A)	3,875	579
TG Therapeutics *(A)	40,748	458
Tivity Health *	13,838	470

60	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Trinity Biotech ADR *(A)	32,500	$183
Triple-S Management, Cl B *	16,688	271
United Therapeutics *	3,670	444
Vanda Pharmaceuticals *	29,080	400
Veracyte *	53,430	435
Vocera Communications *	61,440	1,642
VWR *	2,670	88
WellCare Health Plans *	5,884	1,011

		64,258

Industrials — 15.8%
AAR	16,926	591
ABM Industries	35,740	1,538
ACCO Brands *	35,446	402
AGCO	2,915	187
Air Lease, Cl A	13,700	506
Air Transport Services Group *	101,765	2,427
Aircastle	26,200	572
Alamo Group	3,154	269
Alaska Air Group	6,881	599
Allegiant Travel, Cl A	162	22
Altra Industrial Motion	10,545	456
American Railcar Industries (A)	5,600	199
Apogee Enterprises	51,744	2,757
Applied Industrial Technologies	2,913	180
ARC Document Solutions *	45,700	151
ArcBest	11,005	207
Argan	726	43
Astec Industries	4,557	255
Atlas Air Worldwide Holdings *	7,700	375
Babcock & Wilcox Enterprises *	38,516	410
Barnes Group	625	35
Barrett Business Services	310	18
BMC Stock Holdings *	6,200	121
Brady, Cl A	22,801	819
Briggs & Stratton	26,680	635
Brink’s	8,622	544
Builders FirstSource *	29,415	402
BWX Technologies	56,138	2,728
Carlisle	1,520	154
Ceco Environmental	822	8
Celadon Group (A)	50,000	100
CIRCOR International	11,357	732
Comfort Systems USA	1,985	68
Continental Building Products *	28,476	695
Copa Holdings, Cl A	1,154	131
Covanta Holding (A)	18,300	270
Crane	5,255	408
Curtiss-Wright	4,535	408
Deluxe	54,106	3,688
DigitalGlobe *	640	20
Ducommun *	19,210	611

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
DXP Enterprises *	11,399	$408
EMCOR Group	20,574	1,297
EnerSys	1,554	115
Engility Holdings *	4,300	113
Ennis	50,347	808
EnPro Industries	8,119	542
ESCO Technologies	606	35
Essendant	6,900	111
Esterline Technologies *	1,953	190
Exponent	15,200	901
Foundation Building Materials *	8,100	109
FreightCar America	23,600	396
GATX (A)	8,600	512
Generac Holdings *	5,100	177
Gibraltar Industries *	1,607	50
Global Brass & Copper Holdings	28,362	859
Granite Construction	28,894	1,354
Great Lakes Dredge & Dock *	108,300	449
Greenbrier (A)	9,045	400
Harsco *	1,780	27
Hawaiian Holdings *	9,598	481
Healthcare Services Group	17,945	859
Herman Miller	11,045	349
Hillenbrand	6,500	232
Hudson Technologies *	98,915	807
Huntington Ingalls Industries	2,758	540
Hyster-Yale Materials Handling	4,700	351
ICF International *	6,918	326
InnerWorkings *	31,300	339
Insperity	881	67
Interface, Cl A	47,518	977
ITT	11,428	434
Jacobs Engineering Group	8,352	438
JetBlue Airways *	55,729	1,249
John Bean Technologies	28,798	2,485
Kadant	14,287	1,098
KBR	23,500	320
Kelly Services, Cl A	23,652	549
Kennametal	19,500	750
KEYW Holding *(A)	29,200	269
Kforce	2,325	42
Kirby *	1,714	114
KLX *	9,355	453
Knoll	7,827	168
Kornit Digital *(A)	52,971	887
Kratos Defense & Security Solutions *	51,733	560
LB Foster, Cl A	6,900	124
LSC Communications	19,549	416
Lydall *	9,902	500
Macquarie Infrastructure	1,955	152
Manpowergroup	4,296	438
Marten Transport	1,669	41

SEI Institutional Investments Trust / Annual Report / May 31, 2017	61

SCHEDULE OF INVESTMENTS

May 31, 2017

Small Cap Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Masonite International *	34,994	$2,577
MasTec *	34,720	1,472
Matson	523	15
McGrath RentCorp	3,280	109
Meritor *	46,433	723
Moog, Cl A *	4,472	313
MSC Industrial Direct, Cl A	1,673	140
Mueller Industries	4,292	121
Mueller Water Products, Cl A	44,892	502
MYR Group *	11,381	334
National Presto Industries	1,293	138
Navigant Consulting *	1,737	34
NCI Building Systems *	506	8
Nordson	2,840	329
Northwest Pipe *	30,438	434
NV5 Global *	14,540	534
Old Dominion Freight Line	1,684	150
On Assignment *	48,201	2,526
Orbital ATK	1,182	120
Orion Marine Group *	19,900	142
Oshkosh Truck	6,410	405
Owens Corning	10,069	628
Park-Ohio Holdings	10,002	371
Ply Gem Holdings *	23,689	387
Powell Industries	1,928	64
Quad, Cl A	18,525	413
Regal-Beloit	699	55
Resources Connection	2,997	38
Roadrunner Transportation Systems *	13,863	88
RPX *	5,371	71
Rush Enterprises, Cl A *	12,588	451
Saia *	6,254	289
SkyWest	10,100	346
SP Plus *	2,561	76
Sparton *	13,172	226
Spirit AeroSystems Holdings, Cl A	6,097	332
Spirit Airlines *	4,031	214
SPX *	6,851	165
Standex International	7,320	643
Steelcase, Cl A	27,370	458
Supreme Industries, Cl A	21,443	380
Swift Transportation, Cl A *	37,067	888
Team *	45,629	1,170
Teledyne Technologies *	925	122
Terex	14,845	487
Tetra Tech	9,484	436
Timken	2,111	97
Titan Machinery *	15,000	253
TransUnion *	8,467	370
Triton International	15,314	429
Triumph Group (A)	9,000	293
TrueBlue *	11,921	320

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tutor Perini *	42,943	$1,114
United Rentals *	3,055	332
Valmont Industries	4,892	716
Vectrus *	19,567	577
Veritiv *	398	18
Viad	7,029	310
Wabash National (A)	39,318	786
WageWorks *	29,492	2,087
Wesco Aircraft Holdings *	19,600	189
WESCO International *	7,035	430
West	252	6
XPO Logistics *(A)	44,191	2,324
YRC Worldwide *	12,141	112

		81,096

Information Technology — 21.0%
A10 Networks *	891	7
Acacia Communications *(A)	3,600	169
Acxiom *	142,652	3,737
ADTRAN	23,155	446
Advanced Energy Industries *	8,073	621
Advanced Micro Devices *(A)	6,192	69
Aerohive Networks *	68,900	328
Alarm.com Holdings *	13,553	441
Alpha & Omega Semiconductor *	15,798	294
Amkor Technology *	93,623	1,062
Anixter International *	2,581	195
Applied Optoelectronics *(A)	7,554	527
Arrow Electronics *	5,822	440
Aspen Technology *	498	30
Avid Technology *	5,486	29
Avnet	611	22
AVX	7,862	129
Axcelis Technologies *	26,529	577
AXT *	67,301	448
Bankrate *	757	8
Barracuda Networks *	4,208	92
Bazaarvoice *	63,025	287
Bel Fuse, Cl B	10,088	242
Belden	10,835	769
Benchmark Electronics *	33,340	1,077
Black Box	28,900	237
Blackhawk Network Holdings, Cl A *	55,843	2,421
Blucora *	34,279	703
Booz Allen Hamilton Holding, Cl A	72,148	2,846
Brightcove *	4,369	26
Brocade Communications Systems	11,776	149
Brooks Automation	24,809	683
Cabot Microelectronics	6,658	503
CalAmp *	127,648	2,413
Callidus Software *	149,300	3,568
Cavium *	44,777	3,267

62	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CEVA *	8,011	$338
Cirrus Logic *	8,705	574
Cognex	23,440	2,145
Coherent *	9,582	2,378
CommScope Holding *	19,490	721
CommVault Systems *	428	24
Control4 *	12,100	240
Convergys	6,519	158
Cornerstone OnDemand *	54,840	2,049
CSG Systems International	9,300	371
CSRA	26,065	786
DHI Group *	41,410	118
Digi International *	800	8
Dolby Laboratories, Cl A	1,558	79
EchoStar, Cl A *	5,956	352
EMCORE	1,597	16
Entegris *	4,797	118
ePlus *	693	55
Euronet Worldwide *	17,725	1,546
Everbridge *	21,034	544
EVERTEC	27,593	455
Extreme Networks *	63,848	615
Fabrinet *	234	8
Fair Isaac	88	12
Finisar *	77,724	1,917
FireEye *	247,240	3,706
Five9 *	125,073	2,810
FLIR Systems	6,610	250
FormFactor *	33,648	495
Gigamon *	1,610	61
GrubHub *(A)	11,773	512
GTT Communications *	15,229	491
Guidewire Software *	6,704	445
Hackett Group	5,150	75
IAC *	3,514	374
Ichor Holdings *	20,390	479
II-VI *	4,794	144
Inphi *(A)	16,546	657
Insight Enterprises *	21,934	911
Instructure *(A)	18,081	483
Integrated Device Technology *	1,975	51
InterDigital	380	31
IPG Photonics *	3,221	448
j2 Global (A)	10,780	912
Jabil Circuit	4,863	145
Kulicke & Soffa Industries *	55,453	1,228
Littelfuse	15,759	2,552
LivePerson *	47,170	450
LogMeIn	17,143	1,903
Lumentum Holdings *	17,133	977
Marvell Technology Group	19,428	335
MAXIMUS	39,801	2,471

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MaxLinear, Cl A *	29,231	$911
Medallion Financial (A)	23,200	61
Meet Group *	6,211	29
Mercury Systems *	64,308	2,558
Methode Electronics	10,167	408
Microsemi *	15,293	751
MicroStrategy, Cl A *	722	132
MINDBODY, Cl A *(A)	13,500	379
MKS Instruments	7,400	605
Monolithic Power Systems	19,654	1,930
Nanometrics *	26,184	728
NETGEAR *	11,894	499
NeuStar, Cl A *	16,546	548
New Relic *	11,262	492
Nuance Communications *	23,102	428
ON Semiconductor *	8,119	126
PDF Solutions *	79,991	1,299
Pegasystems	24,019	1,404
Perficient *	34,007	587
Photronics *	51,742	520
Plantronics	7,000	370
Plexus *	1,277	66
Proofpoint *(A)	28,813	2,478
PROS Holdings *	17,219	514
Q2 Holdings *	42,366	1,678
QAD, Cl A	6,100	199
Quantenna Communications *(A)	18,848	360
RealPage *	12,243	424
RingCentral, Cl A *	52,221	1,781
Rogers *	3,412	362
Rubicon Project *	1,895	9
Rudolph Technologies *	20,411	488
Sanmina *	39,426	1,443
ScanSource *	17,734	674
Semtech *	15,176	580
Shutterstock *	107	5
Silicom	8,632	440
Silicon Laboratories *	6,273	469
Sonus Networks *	29,883	202
SPS Commerce *	212	12
SuperCom *(A)	21,671	60
Sykes Enterprises *	23,146	771
Synaptics *	1,285	71
Synchronoss Technologies *	1,634	21
SYNNEX	2,611	290
Synopsys *	5,887	441
Tech Data *	14,383	1,395
Teradyne	3,711	132
Trade Desk, Cl A *	9,180	505
Travelport Worldwide	2,510	34
TrueCar *(A)	164,063	2,884
TTM Technologies *	28,300	460

SEI Institutional Investments Trust / Annual Report / May 31, 2017	63

SCHEDULE OF INVESTMENTS

May 31, 2017

Small Cap Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Tyler Technologies *	10,020	$1,712
Ultra Clean Holdings *	32,993	754
Universal Display (A)	5,194	589
Varonis Systems *	12,872	468
Veeco Instruments *	14,220	447
Verint Systems *	836	34
Viavi Solutions *	47,459	533
Vishay Intertechnology (A)	23,300	381
Vishay Precision Group *	20,000	346
Web.com Group *	19,940	454
XO Group *	3,797	63
Xperi	509	16

		107,695

Materials — 4.2%
A. Schulman	7,300	214
AdvanSix *	3,700	106
AK Steel Holding *	1,043	6
Allegheny Technologies (A)	19,500	301
Avery Dennison	4,380	369
Boise Cascade *	14,400	388
Cabot	21,540	1,125
Carpenter Technology (A)	14,470	528
Chemours	16,199	648
Clearwater Paper *	5,600	260
Cliffs Natural Resources *(A)	92,659	546
Coeur Mining *	2,824	26
Commercial Metals	6,645	120
Domtar (A)	9,600	349
Ferro *	1,324	22
Ferroglobe *	55,400	—
Ferroglobe PLC	45,700	482
Flotek Industries *(A)	10,800	107
FutureFuel	17,081	231
GCP Applied Technologies *	10,848	327
Glatfelter	15,000	275
Gold Resource	3,308	12
Greif, Cl A	198	12
Haynes International	3,506	125
Hecla Mining	16,917	97
Huntsman	17,239	412
Ingevity *	10,985	649
Innophos Holdings	7,443	315
Kaiser Aluminum	6,900	568
KMG Chemicals	9,053	506
Koppers Holdings *	1,322	48
Kronos Worldwide	1,178	22
Louisiana-Pacific *	16,525	368
Materion	8,566	293
Minerals Technologies	9,662	695
OMNOVA Solutions *	19,317	167
Owens-Illinois *	21,200	478

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
PolyOne	15,740	$588
Rayonier Advanced Materials	26,864	467
Real Industry *	45,400	127
Reliance Steel & Aluminum	8,138	594
Ryerson Holding *	12,275	102
Schweitzer-Mauduit International	8,200	306
Sensient Technologies	25,632	2,058
Silgan Holdings	19,958	635
Sonoco Products	5,983	303
Steel Dynamics	18,845	641
Stepan	6,807	576
Summit Materials, Cl A *	44,268	1,189
SunCoke Energy *	2,976	26
Tahoe Resources	10,833	96
Trinseo	17,993	1,160
US Concrete *	22,558	1,491
Worthington Industries	1,392	58

		21,614

Real Estate — 5.5%
Acadia Realty Trust	23,305	633
Agree Realty	10,445	476
Alexander & Baldwin	576	23
Alexander’s	494	204
Alexandria Real Estate Equities ‡	1,681	196
American Assets Trust	18,691	730
American Campus Communities	9,454	449
Apartment Investment & Management, Cl A ‡	5,798	249
Armada Hoffler Properties ‡	8,658	114
Ashford Hospitality Prime ‡	4,219	41
Ashford Hospitality Trust ‡	51,500	317
Brandywine Realty Trust	13,500	235
Brixmor Property Group	2,068	37
Camden Property Trust	5,816	485
Care Capital Properties	15,700	413
CareTrust	10,900	199
CBL & Associates Properties (A)	25,200	194
Cedar Realty Trust ‡	38,100	190
Chatham Lodging Trust ‡	9,200	183
Colony Starwood Homes (A)	18,000	622
Columbia Property Trust	6,558	142
CoreCivic	3,528	101
CoreSite Realty	11,355	1,196
Corporate Office Properties Trust	6,761	228
DCT Industrial Trust	1,933	102
DiamondRock Hospitality	61,800	685
Douglas Emmett	1,212	46
Duke Realty	10,921	313
Education Realty Trust	16,401	628
EPR Properties	2,786	198
Equity Commonwealth *	49,850	1,551
First Industrial Realty Trust	10,646	308

64	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
First Potomac Realty Trust ‡	932	$10
Forest City Realty Trust, Cl A	4,857	111
Forestar Group *	2,289	32
Four Corners Property Trust ‡	21,336	525
Franklin Street Properties	30,598	344
GEO Group	8,953	268
Getty Realty	18,252	459
Government Properties Income Trust (A)	15,600	337
Gramercy Property Trust	16,666	493
Healthcare Realty Trust	20,803	692
Hersha Hospitality Trust, Cl A	12,700	236
Highwoods Properties	12,876	649
Hospitality Properties Trust	25,911	749
Hudson Pacific Properties	5,291	173
InfraREIT ‡	16,600	320
Jones Lang LaSalle	656	76
Kennedy-Wilson Holdings	21,100	414
Kilroy Realty	5,187	380
LaSalle Hotel Properties	19,065	542
Lexington Realty Trust	10,734	103
Liberty Property Trust	8,489	349
Mack-Cali Realty	13,588	362
MedEquities Realty Trust	24,900	291
Medical Properties Trust	131,882	1,708
Mid-America Apartment Communities ‡	2,810	286
Monmouth Real Estate Investment, Cl A	5,156	75
National Retail Properties	5,254	202
National Storage Affiliates Trust	31,510	764
NexPoint Residential Trust ‡	1,002	24
Outfront Media	10,084	230
Pebblebrook Hotel Trust (A)	17,944	555
Piedmont Office Realty Trust, Cl A	30,061	637
PS Business Parks	421	53
Rayonier	3,387	95
RE/MAX Holdings, Cl A	1,454	77
Regency Centers ‡	1,789	109
Retail Properties of America, Cl A	14,299	176
RLJ Lodging Trust	7,876	160
Ryman Hospitality Properties	835	54
Sabra Health Care (A)	16,100	377
Saul Centers	1,728	99
Select Income	36,304	866
Senior Housing Properties Trust	11,175	236
Seritage Growth Properties (A)	3,200	126
Summit Hotel Properties	44,657	799
Sunstone Hotel Investors	18,321	286
Terreno Realty	17,820	582
Tier	1,378	22
Washington Real Estate Investment Trust	413	13
Weingarten Realty Investors	2,816	85
Whitestone, Cl B ‡	25,300	292

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Xenia Hotels & Resorts	3,250	$58

		28,449

Telecommunication Services — 0.4%
8x8 *	3,816	52
Boingo Wireless *	29,834	479
Cincinnati Bell *	18,155	309
IDT, Cl B	22,134	375
Iridium Communications *(A)	36,200	358
magicJack VocalTec *(A)	22,200	141
NII Holdings *	1,324	1
Ooma *	19,000	161
Spok Holdings	5,600	98

		1,974

Utilities — 3.0%
ALLETE	10,699	785
Atmos Energy	767	64
Avista	12,127	520
Cadiz *(A)	5,700	86
Chesapeake Utilities	10,285	764
Connecticut Water Service	1,805	96
El Paso Electric	4,302	232
Hawaiian Electric Industries	14,220	471
IDACORP	10,338	902
MDU Resources Group	4,283	117
MGE Energy	3,299	215
Middlesex Water	3,385	120
Northwest Natural Gas	1,259	77
NorthWestern	8,078	500
ONE Gas	23,406	1,654
Ormat Technologies	1,072	64
Pinnacle West Capital	8,861	783
PNM Resources	24,635	948
Portland General Electric	30,404	1,439
SJW	9,392	451
South Jersey Industries	3,000	109
Southwest Gas	22,868	1,820
Spark Energy, Cl A (A)	13,752	603
Spire	408	29
UGI	26,449	1,354
Unitil	3,786	180
Vectren	6,939	426
Westar Energy, Cl A	4,682	248
WGL Holdings	2,011	166

		15,223

Total Common Stock (Cost $428,423) ($ Thousands)		492,809

SEI Institutional Investments Trust / Annual Report / May 31, 2017	65

SCHEDULE OF INVESTMENTS

May 31, 2017

Small Cap Fund (Concluded)

		Market Value
Description	Shares	($ Thousands)

EXCHANGE TRADED FUND — 0.0%

Exchange Traded Fund — 0.0%
iShares Russell 2000 Value Fund (A)	700	$80

Total Exchange Traded Fund (Cost $82) ($ Thousands)		80

	Face Amount (Thousands)

CONVERTIBLE BOND — 0.0%
Eddie Bauer Holdings 5.250%, 04/01/2014 (B)	$2,856	4

Total Convertible Bond
(Cost $445) ($ Thousands)		4

	Number of Rights

RIGHTS — 0.0%
Allos Therapeutics ‡‡	81,300	–

Dyax, Expires 12/31/2019	1,964	–

Media General ‡‡	1,155	2

Kinder Morgan Escrow ‡‡	69,896	–

Total Rights (Cost $—) ($ Thousands)		2

	Shares

AFFILIATED PARTNERSHIP — 9.3%
SEI Liquidity Fund, L.P. 0.470% **†(C)	47,636,525	47,636

Total Affiliated Partnership (Cost $47,636) ($ Thousands)		47,636

CASH EQUIVALENT — 4.9%
SEI Daily Income Trust, Government Fund, Cl F 0.630% **†	25,241,592	25,242

Total Cash Equivalent (Cost $25,242) ($ Thousands)		25,242

Total Investments — 110.2% (Cost $501,828) ($ Thousands)		$565,773

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Unrealized
	Number of		Appreciation
	Contracts		(Depreciation)
Type of Contract	Long (Short)	Expiration Date	($ Thousands)
Russell 2000 Index E-MINI	7	Jun-2017	$4

For the year ended May 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $513,528 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2017.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
(A)	This security or a partial position of this security is on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017 was $46,503 ($ Thousands).
(B)	Security is in default on interest payment.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $47,636 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3 (1)	Total
Common Stock	$492,809	$–	$–	$492,809
Exchange Traded Fund	80	–	–	80
Convertible Bond	–	–	4	4
Rights	2	–	–	2
Affiliated Partnership	–	47,636	–	47,636
Cash Equivalent	25,242	–	–	25,242

Total Investments in Securities	$518,133	$47,636	$4	$565,773

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$4	$–	$–	$4

Total Other Financial Instruments	$4	$–	$–	$4

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of

Level 3 investments at the beginning and/or end of the period in relation to the net assets.

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to

Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

66	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SCHEDULE OF INVESTMENTS

May 31, 2017

Small Cap II Fund

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK — 92.6%

Consumer Discretionary — 10.3%
1-800-Flowers.com, Cl A *	4,478	$45
2U *(A)	39,290	1,680
Adtalem Global Education (A)	23,886	893
AMC Entertainment Holdings, Cl A	64,974	1,462
American Axle & Manufacturing Holdings *	7,284	110
American Eagle Outfitters	5,621	65
American Public Education *	14,385	317
Bassett Furniture Industries	6,216	185
Beazer Homes USA *	4,663	57
Big 5 Sporting Goods (A)	5,558	77
Big Lots (A)	36,723	1,793
Biglari Holdings *	106	40
BJ’s Restaurants *	2,144	96
Bloomin’ Brands	35,710	715
Boot Barn Holdings *(A)	29,121	227
Boyd Gaming	40,890	1,039
Buffalo Wild Wings *	1,885	271
Burlington Stores *	742	73
Cabela’s *	904	48
Caesars Entertainment *	3,327	36
Caleres	959	26
Callaway Golf	22,868	291
Capella Education	4,610	399
Career Education *	937	9
Carrols Restaurant Group *	4,923	58
Carter’s (A)	17,118	1,406
Century Communities *	1,595	40
Cheesecake Factory	388	23
Children’s Place (A)	3,066	332
Citi Trends	6,286	115
Conn’s *(A)	21,780	372
Cooper Tire & Rubber	9,142	329
Cooper-Standard Holdings *	3,363	363
Core-Mark Holdings (A)	40,636	1,384
Cracker Barrel Old Country Store	767	128
CST Brands	1,579	76
Dana Holdings	52,556	1,110
Dave & Buster’s Entertainment *	5,691	380
Del Frisco’s Restaurant Group *	10,353	176
Dick’s Sporting Goods	7,595	312
DSW, Cl A	16,639	280
Eastman Kodak *(A)	5,181	48
Eldorado Resorts *	–	—
Emerald Expositions Events (A)	19,209	393
Entravision Communications, Cl A	4,219	24
Express *	16,003	124
Five Below *(A)	6,391	328
Flexsteel Industries	2,986	151
Francesca’s Holdings *	981	12
GameStop, Cl A	2,270	50
Gentherm *	17,855	673

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Goodyear Tire & Rubber	12,465	$402
Graham Holdings, Cl B	145	87
Grand Canyon Education *	18,295	1,434
Haverty Furniture	2,902	70
Helen of Troy *	332	30
Hibbett Sports *	14,743	342
Hooker Furniture	9,484	407
Horizon Global *(A)	22,823	336
Hovnanian Enterprises, Cl A *	17,617	43
International Game Technology	2,009	36
International Speedway, Cl A	386	14
Intrawest Resorts Holdings *	2,657	63
iRobot *	76	7
J Alexander’s Holdings *	415	5
Jack in the Box	14,987	1,597
John Wiley & Sons, Cl A	2,392	121
Johnson Outdoors, Cl A	2,235	96
K12 *	20,184	380
Kirkland’s *	2,767	25
La-Z-Boy, Cl Z	4,252	113
Lear	2,416	360
Libbey	19,148	156
Loral Space & Communications *	950	38
Lumber Liquidators Holdings *(A)	12,190	353
Malibu Boats, Cl A *	38,355	930
Marriott Vacations Worldwide	332	39
MCBC Holdings	3,144	60
Michaels *	9,679	187
Monro Muffler (A)	31,495	1,562
Movado Group	2,469	52
Murphy USA *(A)	15,054	1,024
NACCO Industries, Cl A	3,247	215
National CineMedia (A)	84,371	613
New York Times, Cl A	1,588	28
Nexstar Media Group, Cl A	20,855	1,193
Nutrisystem (A)	7,452	388
Office Depot	14,362	73
Ollie’s Bargain Outlet Holdings *(A)	9,728	400
Oxford Industries	4,955	266
Party City Holdco *(A)	42,975	711
Perry Ellis International *	2,815	52
PetMed Express (A)	12,475	438
Playa Hotels & Resorts *(A)	65,228	682
Red Robin Gourmet Burgers *	19,585	1,412
Ruth’s Hospitality Group	7,039	152
Sally Beauty Holdings *	83,718	1,509
Scholastic	648	28
Shoe Carnival	2,302	47
Signet Jewelers (A)	8,515	410
Skechers U.S.A., Cl A *	62,930	1,606
Spartan Motors	24,777	213
Steven Madden *	8,171	321

SEI Institutional Investments Trust / Annual Report / May 31, 2017	67

SCHEDULE OF INVESTMENTS

May 31, 2017

Small Cap II Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Stoneridge *	5,991	$93
Strayer Education	367	33
Superior Industries International	1,780	35
Tailored Brands (A)	11,946	127
Taylor Morrison Home, Cl A *	4,313	100
Tenneco	2,932	167
Texas Roadhouse, Cl A	6,977	341
Time	3,108	39
Toll Brothers	1,229	45
TopBuild *	7,176	384
Tower International	15,097	350
Urban Outfitters *	5,675	107
Vera Bradley *	4,546	43
Visteon *	11,271	1,130
Wayfair, Cl A *(A)	5,641	355
Weight Watchers International *(A)	19,571	515
William Lyon Homes, Cl A *(A)	65,753	1,489
Winmark	4,040	495
Wolverine World Wide	76,313	1,984
Zagg *	15,226	127

		47,726

Consumer Staples — 3.4%
Andersons	9,035	317
B&G Foods, Cl A (A)	16,077	652
Boston Beer, Cl A *	89	13
Casey’s General Stores (A)	4,736	551
Central Garden and Pet, Cl A *	32,031	926
Darling International *	42,607	668
Energizer Holdings	1,455	78
Fresh Del Monte Produce	15,613	791
Hain Celestial Group *	18,348	641
Hostess Brands, Cl A *(A)	170,395	2,682
HRG Group *	336	6
Ingredion	1,098	125
John B Sanfilippo & Son	6,018	390
Lancaster Colony	782	97
Medifast	1,317	55
National Beverage	1,532	147
Nu Skin Enterprises, Cl A	1,162	64
Omega Protein	53,321	930
Performance Food Group *	44,231	1,252
Pilgrim’s Pride *	9,207	214
Sanderson Farms (A)	7,126	846
Seaboard	23	93
Snyder’s-Lance (A)	75,767	2,784
SpartanNash	10,697	319
SUPERVALU *	22,511	87
TreeHouse Foods *(A)	14,642	1,130
Vector Group	2,441	53

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Weis Markets	959	$50

		15,961

Energy — 2.9%
Abraxas Petroleum *	24,704	45
Archrock	691	7
California Resources *	2,039	22
Callon Petroleum *(A)	85,765	971
Carrizo Oil & Gas *(A)	40,509	889
Contango Oil & Gas *	12,493	77
Diamondback Energy *	1,624	151
Energen *	3,258	186
Ensco, Cl A (A)	81,855	511
Evolution Petroleum	121,884	890
Exterran *	367	10
Forum Energy Technologies *(A)	39,720	645
Gulfport Energy *	81,511	1,170
Jones Energy, Cl A *(A)	15,729	31
Matrix Service *	11,296	92
McDermott International *	3,115	19
Murphy Oil	3,411	83
Oil States International *	19,445	569
Overseas Shipholding Group, Cl A *	59,583	157
Patterson-UTI Energy	31,205	665
PBF Energy, Cl A (A)	89,084	1,721
QEP Resources *	1,065	11
REX American Resources *	4,122	392
RigNet *	32,210	540
Select Energy Services, Cl A *	15,902	241
Southwestern Energy *	205,535	1,246
SRC Energy *(A)	47,663	328
W&T Offshore *(A)	18,454	38
Western Refining	3,093	112
Westmoreland Coal *	20,505	135
Whiting Petroleum *	114,205	806
World Fuel Services	13,773	487

		13,247

Financials — 15.6%
1st Source	4,625	211
AGNC Investment ‡	7,081	147
Alleghany *	118	69
Allied World Assurance Holdings	1,688	89
Ambac Financial Group *	28,004	463
American Equity Investment Life Holding	103,650	2,597
American Financial Group	2,888	288
American National Insurance	78	9
Ameris Bancorp	17,540	760
AMERISAFE	101	5
Arch Capital Group *	3,896	379
Argo Group International Holdings	20,587	1,274
Aspen Insurance Holdings	7,612	387

68	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Assurant	1,108	$109
Assured Guaranty	19,094	746
Astoria Financial	4,750	88
Avista Healthcare Public Acquisition *	64,949	668
Axis Capital Holdings	9,001	590
Banc of California (A)	10,165	206
BancFirst	2,316	219
Banco Latinoamericano de Comercio Exterior, Cl E	1,542	42
Bancorp *	102,896	630
Bancorpsouth	14,103	405
Bank of Hawaii	2,571	200
Bank of NT Butterfield & Son	13,732	453
Bank of the Ozarks (A)	1,319	58
BankUnited	38,044	1,262
Banner	438	24
Beneficial Bancorp	7,617	112
Berkshire Hills Bancorp	3,372	121
Blackstone Mortgage Trust, Cl A ‡	26,927	836
BOK Financial	366	29
Boston Private Financial Holdings	4,933	72
Brookline Bancorp	4,839	67
Bryn Mawr Bank	676	28
Camden National	1,660	67
Capital Bank Financial, Cl A	1,546	57
Capitol Federal Financial	82,227	1,136
Cathay General Bancorp	1,950	69
CBOE Holdings	3,256	281
CenterState Banks	7,877	189
Central Pacific Financial	6,253	189
Chemical Financial	32,970	1,483
Chimera Investment ‡	4,437	83
City Holding	1,517	96
CNO Financial Group	59,594	1,221
Commerce Bancshares	8,570	459
Community Bank System	324	17
Community Trust Bancorp	1,740	72
Cowen Group, Cl A *(A)	9,010	136
Cullen/Frost Bankers	2,354	216
Customers Bancorp *	981	27
Dime Community Bancshares	10,844	206
E*TRADE Financial *	2,433	84
Eagle Bancorp *	7,611	434
East West Bancorp	4,950	271
Easterly Acquisition *	29,432	293
Employers Holdings	7,957	319
Enova International *	559	7
Enstar Group *	553	104
Enterprise Financial Services	10,292	413
Essent Group *	1,941	70
EverBank Financial	2,572	50
Evercore Partners, Cl A	1,133	77

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Everest Re Group	4,721	$1,202
FBL Financial Group, Cl A	284	18
FCB Financial Holdings, Cl A *	755	35
Federal Agricultural Mortgage, Cl C	7,318	443
Federated Investors, Cl B	6,309	168
Federated National Holding	10,770	169
Fidelity Southern	1,961	42
Financial Engines (A)	17,589	667
First American Financial	1,320	57
First BanCorp *	96,635	502
First Busey	3,330	95
First Citizens BancShares, Cl A	1,512	501
First Commonwealth Financial	108,301	1,330
First Defiance Financial	8,104	422
First Financial	4,440	202
First Financial Bancorp	2,598	65
First Horizon National	42,589	721
First Interstate Bancsystem, Cl A	12,479	436
First Merchants	4,726	188
First Midwest	1,494	33
FirstCash	1,163	62
Flagstar Bancorp *	17,090	494
Flushing Financial	7,567	210
FNB (Pennsylvania)	176,160	2,325
Franklin Financial Network *	8,759	342
Fulton Financial	17,740	310
Genworth Financial, Cl A *	21,664	79
Great Southern Bancorp	1,200	59
Great Western Bancorp	50,520	1,913
Green Dot, Cl A *	41,887	1,539
Hancock Holding	25,567	1,181
Hanmi Financial	10,891	290
Hanover Insurance Group	8,266	689
Heartland Financial USA	5,826	261
Hercules Capital (A)	38,688	504
Heritage Financial	4,148	99
Heritage Insurance Holdings	6,234	79
Hilltop Holdings	1,906	48
HomeStreet *	648	17
Hope Bancorp	4,486	78
Horace Mann Educators	18,677	714
Huntington Bancshares	20,546	258
IBERIABANK	28,213	2,178
Independent Bank	2,840	97
Independent Bank Group	12,000	673
Infinity Property & Casualty	7,008	671
International Bancshares	6,036	200
International FCStone *	6,101	211
Invesco Mortgage Capital ‡	2,832	46
Investors Bancorp	28,591	378
James River Group Holdings	479	19
Janus Henderson Group *	2,924	91

SEI Institutional Investments Trust / Annual Report / May 31, 2017	69

SCHEDULE OF INVESTMENTS

May 31, 2017

Small Cap II Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
KCG Holdings, Cl A *	2,577	$51
Lakeland Financial	1,838	78
Legg Mason	17,700	653
LendingClub *	8,006	44
LPL Financial Holdings	9,367	365
Maiden Holdings	1,234	13
MB Financial	15,290	630
Meridian Bancorp	3,009	49
MFA Financial, Cl REIT ‡	8,540	71
MGIC Investment *	72,071	762
Moelis, Cl A	9,602	337
National Western Life Group, Cl A	380	117
Navient	826	12
NBT Bancorp	3,589	126
Nelnet, Cl A	1,027	40
New Residential Investments ‡	11,882	191
OceanFirst Financial	780	21
OFG Bancorp (A)	165,111	1,544
Old National Bancorp	50,987	806
Opus Bank	7,055	152
Oritani Financial	3,683	61
PennantPark Investment	69,840	522
PennyMac Financial Services, Cl A *	6,615	106
PJT Partners (A)	10,944	423
Popular	12,648	470
PRA Group *(A)	1,288	45
Preferred Bank	11,724	585
PrivateBancorp, Cl A	3,704	221
ProAssurance	15,120	900
Prosperity Bancshares	2,143	134
Provident Financial Services	1,009	24
Radian Group	28,879	464
Raymond James Financial	2,933	212
Regional Management *	10,839	217
Reinsurance Group of America, Cl A	1,965	245
RenaissanceRe Holdings	2,237	320
S&T Bancorp	466	16
Safety Insurance Group	271	18
Sandy Spring Bancorp	5,136	197
Seacoast Banking Corporation of Florida *	1,497	34
Selective Insurance Group	20,320	1,038
SLM *	83,634	869
South State	285	24
Starwood Property Trust ‡	3,784	83
State Bank Financial	1,231	31
Sterling Bancorp	43,808	940
Stock Yards Bancorp	1,526	55
Stonegate Bank	763	35
SVB Financial Group *	166	28
Synovus Financial	5,541	227
TCF Financial	33,239	501
Texas Capital Bancshares *	3,176	233

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tompkins Financial	966	$73
Torchmark	3,100	234
Towne Bank	3,458	100
TPG Pace Energy Holdings *	68,807	705
TriCo Bancshares	2,136	74
Trupanion *(A)	23,138	471
TrustCo Bank	10,646	78
Trustmark	625	19
Two Harbors Investment ‡	8,484	85
UMB Financial	1,314	92
UMH Properties ‡	21,383	357
Umpqua Holdings	88,061	1,492
Union Bankshares	5,468	184
United Community Banks	3,366	87
United Fire Group	5,387	233
Universal Insurance Holdings	1,238	31
Univest Corp of Pennsylvania	23,415	645
Validus Holdings	19,013	1,015
Voya Financial	25,000	854
Walker & Dunlop *	6,901	322
Washington Federal	4,050	129
Washington Trust Bancorp	761	36
Webster Financial	148	7
WesBanco	1,376	51
Western Alliance Bancorp *	18,902	864
White Mountains Insurance Group	130	112
Wintrust Financial	36,399	2,503
WisdomTree Investments (A)	77,383	736
Zions Bancorporation	7,589	304

		72,413

Health Care — 12.5%
Acadia Healthcare *(A)	65,245	2,697
Accelerate Diagnostics *(A)	18,310	511
Achaogen *(A)	17,327	350
Aclaris Therapeutics *(A)	10,864	258
Acorda Therapeutics *	2,176	30
Aerie Pharmaceuticals *	6,864	381
Alere *	1,529	74
Allscripts Healthcare Solutions *	57,855	660
AMAG Pharmaceuticals *(A)	68,733	1,189
AMN Healthcare Services *(A)	61,807	2,241
Analogic	1,314	94
AngioDynamics *	1,429	22
Array BioPharma *	3,395	26
Atara Biotherapeutics *(A)	23,613	313
athenahealth *(A)	5,349	717
Avadel Pharmaceuticals ADR *	83,733	826
Avexis *(A)	5,572	394
AxoGen *	24,695	367
Bio-Rad Laboratories, Cl A *	1,243	278
BioSpecifics Technologies *	1,197	62

70	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
BioTelemetry *	12,778	$369
Bluebird Bio *(A)	4,169	314
Capital Senior Living *(A)	80,812	1,118
Cara Therapeutics *(A)	23,072	382
Cardiovascular Systems *	9,275	279
Catalent *	18,108	643
Charles River Laboratories International *	5,888	542
Chimerix *	73,212	328
Clovis Oncology *	6,214	321
Community Health Systems *	4,068	36
Corcept Therapeutics *	1,715	19
CorVel *	2,301	107
CryoLife	24,502	447
Cutera *	16,154	368
DBV Technologies ADR *	10,043	333
Emergent Biosolutions *	355	11
Enanta Pharmaceuticals *	1,739	52
Endologix *(A)	73,498	354
Entellus Medical *(A)	27,056	361
Envision Healthcare *	10,336	564
Esperion Therapeutics *(A)	10,102	323
Evolent Health, Cl A *	14,218	326
Exact Sciences *(A)	40,320	1,470
Exelixis *	39,134	732
Flexion Therapeutics *(A)	7,739	132
Glaukos *(A)	6,794	277
Global Blood Therapeutics *(A)	11,873	321
Globus Medical, Cl A *	15,803	486
GlycoMimetics *(A)	28,390	360
Halozyme Therapeutics *(A)	2,512	30
HealthEquity *	7,962	365
HealthSouth	18,511	839
HealthStream *	12,622	352
Heron Therapeutics *(A)	26,037	349
Heska *	2,780	274
Hill-Rom Holdings	3,775	292
HMS Holdings *	6,074	111
Immunomedics *(A)	118,359	894
INC Research Holdings, Cl A *	23,335	1,327
Innoviva *	1,470	18
Insulet *	7,930	333
Integra LifeSciences Holdings *	21,394	1,077
Intercept Pharmaceuticals *(A)	4,604	515
Intersect ENT *	15,989	405
iRadimed *(A)	3,906	32
Lannett *(A)	96,098	1,932
LeMaitre Vascular	2,354	72
LHC Group *	235	14
Ligand Pharmaceuticals *(A)	20,682	2,239
Loxo Oncology *(A)	9,479	433
Magellan Health Services *	1,518	104
Masimo *	6,032	525

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Medidata Solutions *	14,138	$1,006
Merit Medical Systems *	27,007	959
MiMedx Group *(A)	20,371	279
Molina Healthcare *(A)	11,233	725
Myriad Genetics *	4,210	86
National Healthcare	227	16
Natus Medical *	777	26
Nektar Therapeutics, Cl A *	17,340	345
NeoGenomics *(A)	98,195	742
Neuroderm *	13,559	323
Nevro *(A)	6,068	418
Novadaq Technologies *(A)	46,866	324
NuVasive *	7,103	533
Omnicell *	20,785	829
OraSure Technologies *	33,073	498
Orthofix International *	2,137	89
Pacific Biosciences of California *(A)	93,526	309
Paratek Pharmaceuticals *(A)	14,234	285
PAREXEL International *	5,290	428
Patterson (A)	13,682	604
PDL BioPharma	86,292	206
Penumbra *	4,113	341
Phibro Animal Health, Cl A	2,062	73
Portola Pharmaceuticals, Cl A *	957	35
PRA Health Sciences *	18,896	1,365
Prestige Brands Holdings *	62,949	3,171
Prothena *(A)	850	43
QIAGEN	4,544	152
Quality Systems *	7,800	120
Quidel *	10,870	270
REGENXBIO *	15,040	257
Repligen *	8,786	345
Revance Therapeutics *	19,741	439
Sarepta Therapeutics *	1,036	31
SciClone Pharmaceuticals *	11,677	111
Spectranetics *	23,995	648
Supernus Pharmaceuticals *	42,658	1,604
SurModics *	3,490	85
Syndax Pharmaceuticals *(A)	24,447	297
Tactile Systems Technology *	1,573	38
Teladoc *(A)	17,343	531
TESARO *(A)	3,421	511
TG Therapeutics *(A)	32,078	361
Tivity Health *	10,894	370
Triple-S Management, Cl B *	17,575	286
United Therapeutics *	2,458	297
Versartis *	17,072	262
VWR *	1,844	61
WaVe Life Sciences *	16,965	321
WellCare Health Plans *	3,636	625

SEI Institutional Investments Trust / Annual Report / May 31, 2017	71

SCHEDULE OF INVESTMENTS

May 31, 2017

Small Cap II Fund (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Xencor *	13,932	$286

		57,763

Industrials — 16.5%
AAR	11,422	399
ABM Industries	245	11
ACCO Brands *	50,134	569
Actuant, Cl A (A)	13,553	352
Advisory Board *	7,490	387
AECOM Technology *	3,890	125
AGCO	1,908	122
Alamo Group	2,931	250
Alaska Air Group	2,511	219
Allegiant Travel, Cl A	366	50
Allison Transmission Holdings, Cl A	725	28
Altra Industrial Motion	15,982	690
American Woodmark *	10,504	975
Apogee Enterprises (A)	39,810	2,121
Applied Industrial Technologies	2,421	149
ArcBest	10,889	205
Argan	1,038	61
Astec Industries	4,996	280
Atlas Air Worldwide Holdings *	27,000	1,315
Axon Enterprise *(A)	16,152	388
Babcock & Wilcox Enterprises *	7,239	77
Barnes Group	17,959	1,016
Barrett Business Services	918	52
BMC Stock Holdings *	38,620	753
Brady, Cl A	3,122	112
Briggs & Stratton	9,204	219
Brink’s	17,662	1,114
Builders FirstSource *	23,156	316
BWX Technologies	43,364	2,107
Carlisle	804	81
Ceco Environmental	967	9
Clean Harbors *	33,477	1,955
Comfort Systems USA	6,078	209
Continental Building Products *	3,962	97
Copa Holdings, Cl A	850	96
Crane	18,412	1,428
CSW Industrials *	175	6
Curtiss-Wright	12,247	1,103
Deluxe	25,024	1,706
DigitalGlobe *	1,214	38
Ducommun *	7,642	243
DXP Enterprises *	8,973	322
EMCOR Group	15,161	955
EnerSys	1,394	103
Ennis	30,452	489
EnPro Industries	16,609	1,110
ESCO Technologies	577	33
Esterline Technologies *	12,956	1,263

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Federal Signal	753	$12
Forward Air	19,966	1,041
Generac Holdings *	11,082	384
Gibraltar Industries *	4,767	148
Global Brass & Copper Holdings	16,700	506
Graham	18,350	384
Granite Construction	22,234	1,042
Greenbrier (A)	7,120	315
Harsco *	2,414	36
Hawaiian Holdings *	1,326	66
Heartland Express (A)	53,132	1,033
Heritage-Crystal Clean *	113,662	1,733
Herman Miller	2,097	66
Hexcel	9,290	478
Hub Group, Cl A *	510	18
Hudson Technologies *(A)	55,047	449
Huntington Ingalls Industries	1,774	347
Huron Consulting Group *	10,896	453
Hyster-Yale Materials Handling	324	24
ICF International *	2,799	132
InnerWorkings *	127,288	1,380
Insperity	2,157	163
Interface, Cl A	714	15
ITT	36,432	1,385
Jacobs Engineering Group	5,112	268
JetBlue Airways *	30,387	681
John Bean Technologies	10,054	868
Kadant	3,041	234
Kaman	314	15
Kelly Services, Cl A	3,599	84
Kennametal	14,491	557
Kforce	5,155	93
Kirby *(A)	17,036	1,129
KLX *	7,364	356
Knoll	2,276	49
Korn/Ferry International	19,156	615
Kratos Defense & Security Solutions *	40,726	441
LB Foster, Cl A	26,728	480
Lincoln Electric Holdings	240	21
LSC Communications	14,168	301
Macquarie Infrastructure	1,501	117
Manpowergroup	3,009	307
Marten Transport	795	20
Masonite International *	15,722	1,158
MasTec *	48,931	2,075
Matson	1,159	34
Matthews International, Cl A	5,842	372
McGrath RentCorp	2,126	71
Meritor *	18,392	286
Milacron Holdings *	18,929	329
Moog, Cl A *	4,595	322
MRC Global *	37,535	678

72	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
MSA Safety	10,280	$834
MSC Industrial Direct, Cl A	1,084	91
Mueller Industries	6,959	197
Mueller Water Products, Cl A	2,945	33
Multi-Color (A)	14,629	1,257
MYR Group *	6,301	185
National Presto Industries	1,445	154
Navigant Consulting *	808	16
NCI Building Systems *	3,443	57
Nordson	2,235	259
Northwest Pipe *	1,517	22
Old Dominion Freight Line	1,290	115
On Assignment *	47,218	2,474
Orbital ATK	1,128	115
Oshkosh Truck	4,931	311
Owens Corning	6,596	412
Park-Ohio Holdings	2,520	93
Ply Gem Holdings *	12,705	208
Powell Industries	1,197	39
Proto Labs *(A)	13,732	879
Quad, Cl A	1,022	23
Quanta Services *	1,093	34
Regal-Beloit	8,749	693
Resources Connection	2,073	26
Ritchie Bros Auctioneers	26,102	810
Roadrunner Transportation Systems *	11,047	70
RPX *	14,194	188
Rush Enterprises, Cl A *	12,250	439
Saia *	9,972	461
Snap-on	120	19
SP Plus *	48,695	1,437
Sparton *	14,249	245
Spirit AeroSystems Holdings, Cl A	4,339	236
Spirit Airlines *	229	12
SPX *	4,088	98
Standex International	7,183	631
Steelcase, Cl A	9,845	165
Supreme Industries, Cl A	18,327	325
Swift Transporation, Cl A *(A)	28,526	683
Team *(A)	51,036	1,309
Teledyne Technologies *	638	84
Tennant	12,442	871
Tetra Tech	17,972	826
Timken	1,158	53
TransUnion *	6,666	291
TriMas *	20,194	440
TriNet Group *	54,071	1,672
Triton International	12,055	338
Triumph Group (A)	46,028	1,501
TrueBlue *	34,228	919
Tutor Perini *	11,108	288
United Rentals *	1,943	211

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Univar *	23,034	$701
Valmont Industries	109	16
Vectrus *	20,101	593
Veritiv *	1,707	75
Viad	2,758	122
Wabash National (A)	6,046	121
WageWorks *	22,778	1,612
WESCO International *	4,649	284
XPO Logistics *(A)	8,771	461
YRC Worldwide *	9,579	88

		76,501

Information Technology — 20.8%
3D Systems *(A)	21,967	449
A10 Networks *	3,676	30
Actua *	45,229	633
Acxiom *	82,318	2,157
ADTRAN	895	17
Advanced Energy Industries *	8,144	626
Advanced Micro Devices *(A)	16,338	183
Alarm.com Holdings *	10,669	347
Alpha & Omega Semiconductor *	14,769	275
Alteryx, Cl A *	5,560	105
Amkor Technology *	33,234	377
Anixter International *	11,297	853
Applied Optoelectronics *(A)	5,946	415
Arrow Electronics *	3,990	302
Aspen Technology *	492	30
Avid Technology *	13,859	72
Avnet	2,621	96
AVX	4,590	75
Axcelis Technologies *	22,528	490
AXT *	52,981	352
Bankrate *	3,516	37
Barracuda Networks *	26,446	580
Bazaarvoice *	2,186	10
Benchmark Electronics *	15,523	501
Black Box	14,424	118
Blackhawk Network Holdings, Cl A *	83,205	3,607
Blackline *	6,054	204
Blucora *	26,443	542
Booz Allen Hamilton Holding, Cl A	1,690	67
Bottomline Technologies de *	38,505	963
Brightcove *	10,204	61
BroadSoft *	12,624	505
Brocade Communications Systems	8,309	105
Brooks Automation	18,874	520
Cabot Microelectronics	5,344	403
CACI International, Cl A *	3,327	410
CalAmp *(A)	98,210	1,856
Callidus Software *	159,403	3,810
Carbonite *	33,525	624

SEI Institutional Investments Trust / Annual Report / May 31, 2017	73

SCHEDULE OF INVESTMENTS

May 31, 2017

Small Cap II Fund (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Cavium *	34,569	$2,522
CEVA *	6,306	266
ChannelAdvisor *	52,403	597
Cimpress *(A)	6,328	559
Cirrus Logic *	10,942	722
Cognex	3,791	347
Coherent *	2,548	632
CommVault Systems *	165	9
comScore *(A)	14,486	364
Control4 *	16,506	328
Convergys	9,627	234
Cornerstone OnDemand *	42,312	1,581
CSRA	21,458	647
CTS	24,825	523
Cypress Semiconductor (A)	64,826	907
Descartes *	22,381	561
DHI Group *	8,608	25
Diebold (A)	50,818	1,344
Dolby Laboratories, Cl A	1,049	53
EchoStar, Cl A *	4,689	277
EMCORE	1,225	12
Entegris *	4,501	111
Envestnet *	16,506	592
EPAM Systems *	10,140	851
ePlus *	880	69
Euronet Worldwide *	4,493	392
Everbridge *	35,217	911
EVERTEC	8,687	143
Exa *	67,618	939
ExlService Holdings *	7,369	386
Extreme Networks *	50,263	484
Fabrinet *	1,302	46
Fair Isaac	255	34
Finisar *	70,494	1,738
FireEye *(A)	152,997	2,293
Five9 *	97,136	2,183
FLIR Systems	3,921	149
FormFactor *	26,487	389
Forrester Research	11,059	436
Gigamon *	3,908	149
GrubHub *(A)	11,510	500
GTT Communications *	11,989	387
Guidewire Software *	5,277	350
Hackett Group	11,517	169
IAC *	2,766	294
Ichor Holdings *	16,051	377
II-VI *	30,589	918
Insight Enterprises *	8,798	365
Instructure *(A)	14,233	380
Integrated Device Technology *	62,578	1,601
InterDigital	678	55
IPG Photonics *	2,536	353

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Itron *	12,550	$849
IXYS	586	9
Jabil Circuit	2,798	84
Kulicke & Soffa Industries *	17,518	388
Littelfuse	7,736	1,253
LivePerson *	118,950	1,136
LogMeIn	1,363	151
Lumentum Holdings *	13,184	752
MACOM Technology Solutions Holdings *	8,899	543
ManTech International, Cl A	1,787	68
Marvell Technology Group	14,632	252
MAXIMUS	23,926	1,485
MaxLinear, Cl A *	31,870	993
Meet Group *	14,752	68
Mellanox Technologies *(A)	24,018	1,141
Mercury Systems *	10,425	415
Mesa Laboratories (A)	2,722	426
Methode Electronics	859	34
Microsemi *	1,905	94
MicroStrategy, Cl A *	607	111
MINDBODY, Cl A *(A)	10,628	298
MKS Instruments	17,884	1,462
Monolithic Power Systems	3,183	313
Nanometrics *	21,392	595
NETGEAR *	2,784	117
NeuStar, Cl A *	12,245	406
New Relic *	24,109	1,053
Nuance Communications *	18,186	337
ON Semiconductor *	4,103	63
PDF Solutions *	61,561	1,000
Pegasystems	6,635	388
Perficient *	27,004	466
Photronics *	29,346	295
Plexus *	867	45
Presidio *	39,386	605
Progress Software	798	23
Proofpoint *(A)	22,267	1,915
PROS Holdings *	13,554	405
Q2 Holdings *	9,333	370
QAD, Cl A	17,195	560
Qualys *	257	11
Quantenna Communications *	14,837	284
RealPage *	31,518	1,091
RingCentral, Cl A *	11,132	380
Rogers *	3,162	336
Rubicon Project *	8,538	43
Rudolph Technologies *	19,047	455
Sanmina *	38,028	1,392
ScanSource *	5,689	216
Semtech *	26,842	1,025
ShoreTel *	37,257	216
Shutterstock *(A)	22,769	1,060

74	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Silicom	6,795	$346
Silicon Laboratories *	5,715	427
Sonus Networks *	21,830	147
SPS Commerce *	6,525	379
Stratasys *(A)	26,588	715
Sykes Enterprises *	11,528	384
Synaptics *(A)	16,009	889
Synchronoss Technologies *	5,432	69
SYNNEX	3,041	338
Synopsys *	4,519	338
Tech Data *	13,537	1,313
Teradyne	5,180	184
TiVo	1,008	18
Trade Desk, Cl A *	13,021	716
Travelport Worldwide	6,226	84
TrueCar*(A)	126,852	2,230
Ultra Clean Holdings *	25,973	593
Universal Display (A)	4,089	464
Varonis Systems *	10,132	368
Veeco Instruments *	11,068	348
VeriFone Systems *	90,000	1,646
Verint Systems *	3,012	124
Viavi Solutions *	39,855	448
Virtusa *	15,383	446
Web.com Group *	15,696	357
Xactly *	29,270	460
XO Group *	38,371	633
Xperi	970	30
Zebra Technologies, Cl A *	8,968	936

		96,268

Materials — 3.8%
A. Schulman	16,015	469
AK Steel Holding *	3,737	23
Allegheny Technologies (A)	21,118	326
Avery Dennison	2,658	224
Berry Global Group *	2,290	133
Cabot	6,134	320
Chemours	17,166	686
Cliffs Natural Resources *(A)	60,098	354
Coeur Mining *	6,855	64
Commercial Metals	45,113	817
Ferro *	3,814	64
Ferroglobe *	2,398	—
FutureFuel	15,935	216
GCP Applied Technologies *	8,539	257
Gold Resource	2,365	8
Greif, Cl A	572	34
H.B. Fuller	5,247	266
Haynes International	344	12
Hecla Mining	11,667	67
Huntsman	12,444	297

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Ingevity *	19,329	$1,142
Innophos Holdings	5,294	224
Innospec	219	14
KMG Chemicals	7,126	399
Koppers Holdings *	3,970	143
Kraton Performance Polymers *	19,390	626
Kronos Worldwide	4,629	85
Louisiana-Pacific *	15,197	339
LSB Industries *(A)	124,846	1,097
Materion	7,539	258
Minerals Technologies	8,680	624
Olin	7,024	206
OMNOVA Solutions *	18,779	162
Owens-Illinois *	23,425	529
PolyOne	447	17
Rayonier Advanced Materials	21,147	368
Reliance Steel & Aluminum	5,526	403
Ryerson Holding *	10,518	88
Schnitzer Steel Industries, Cl A	1,171	23
Silgan Holdings	46,870	1,491
Sonoco Products	3,659	186
Steel Dynamics	13,447	457
Stepan	1,316	111
Summit Materials, Cl A *	15,864	426
SunCoke Energy *	8,985	79
Tahoe Resources	6,170	55
Trinseo	7,468	481
United States Steel (A)	47,770	996
US Concrete *(A)	17,359	1,147
Valvoline	18,815	421
Worthington Industries	3,848	161

		17,395

Real Estate — 3.5%
Agree Realty	3,513	160
Alexander & Baldwin	1,330	53
Alexander’s	246	101
Alexandria Real Estate Equities ‡	1,330	155
American Assets Trust	577	23
American Campus Communities	2,561	122
Apartment Investment & Management, Cl A ‡	3,663	157
Armada Hoffler Properties ‡	6,371	84
Ashford Hospitality Prime ‡	1,395	13
Brandywine Realty Trust	39,079	681
Brixmor Property Group	1,188	21
Camden Property Trust	4,429	369
Columbia Property Trust	22,706	490
CoreCivic	2,417	70
Corporate Office Properties Trust	23,809	803
CyrusOne	16,345	920
DCT Industrial Trust	1,187	63
DiamondRock Hospitality	82,185	911

SEI Institutional Investments Trust / Annual Report / May 31, 2017	75

SCHEDULE OF INVESTMENTS

May 31, 2017

Small Cap II Fund (Concluded)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Douglas Emmett	1,922	$73
Duke Realty	7,027	201
Education Realty Trust	11,378	436
EPR Properties	2,022	143
Equity Commonwealth *	11,277	351
First Industrial Realty Trust	9,328	269
First Potomac Realty Trust ‡	872	10
FirstService	7,236	455
Forest City Realty Trust, Cl A	3,584	82
Forestar Group *	2,154	30
Four Corners Property Trust ‡	18,149	447
Franklin Street Properties	5,652	64
GEO Group	4,822	144
Getty Realty	3,348	84
Healthcare Realty Trust	2,784	93
Highwoods Properties	1,555	78
Hospitality Properties Trust	2,764	80
Hudson Pacific Properties	3,527	116
Jernigan Capital	17,290	386
Jones Lang LaSalle	747	86
Kilroy Realty	3,355	246
Lexington Realty Trust	41,109	395
Liberty Property Trust	5,582	229
Life Storage	10,910	817
LTC Properties	609	29
Mack-Cali Realty	2,066	55
Medical Properties Trust	101,458	1,314
Mid-America Apartment Communities ‡	2,017	206
Monmouth Real Estate Investment, Cl A	2,832	41
Monogram Residential Trust	2,304	22
National Health Investors	485	37
National Retail Properties	4,082	157
National Storage Affiliates Trust	25,702	623
NexPoint Residential Trust ‡	1,397	34
Outfront Media	7,974	182
Piedmont Office Realty Trust, Cl A	6,342	134
PS Business Parks	1,367	173
Rayonier	3,288	92
RE/MAX Holdings, Cl A	996	53
Regency Centers ‡	1,426	87
Retail Properties of America, Cl A	8,641	106
RLJ Lodging Trust	8,285	169
Ryman Hospitality Properties	605	39
Saul Centers	3,084	177
Select Income	8,766	209
Senior Housing Properties Trust	7,353	155
STAG Industrial	37,470	1,011
Summit Hotel Properties	3,106	56
Sun Communities	273	24
Sunstone Hotel Investors	2,351	37
Tier	936	15
Urban Edge Properties	1,929	46

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Weingarten Realty Investors	3,364	$101
Xenia Hotels & Resorts	3,968	71

		15,966

Telecommunication Services — 0.4%
8x8 *	8,884	121
Boingo Wireless *	23,485	378
Cogent Communications Holdings	7,061	278
FairPoint Communications *	643	9
IDT, Cl B	21,919	372
NII Holdings *	7,619	4
Vonage Holdings *	1,725	12
WideOpenWest*	24,940	458

		1,632

Utilities — 2.9%
ALLETE	21,384	1,569
Aqua America	353	12
Atmos Energy	1,454	121
Avista	8,746	375
Connecticut Water Service	421	22
El Paso Electric	952	51
Great Plains Energy	23,858	685
Hawaiian Electric Industries	9,592	318
IDACORP	21,188	1,850
MDU Resources Group	1,506	41
MGE Energy	3,228	210
Middlesex Water	2,882	102
Northwest Natural Gas	2,173	133
NorthWestern	7,742	480
ONE Gas	9,882	698
Ormat Technologies	550	33
Pinnacle West Capital	7,261	642
PNM Resources	18,020	694
Portland General Electric	27,131	1,284
SJW	7,060	339
Southwest Gas	15,225	1,212
Spire	12,704	900
UGI	17,027	871
Unitil	2,322	111
Vectren	6,291	386
Westar Energy, Cl A	2,838	150
WGL Holdings	1,959	162

		13,451

Total Common Stock (Cost $379,313) ($ Thousands)		428,323

76	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Number of Warrants	Market Value ($ Thousands)
WARRANT — 0.0%
Playa Hotels & Resorts, Expires 03/10/2022
Strike Price *	59,317	$62

Total Warrant (Cost $35) ($ Thousands)		62

	Number of Rights
RIGHTS — 0.0%

Dyax‡‡	3,929	–

Media General ‡‡	3,306	5

Total Rights (Cost $—) ($ Thousands)		5

	Shares

AFFILIATED PARTNERSHIP — 16.1%
SEI Liquidity Fund, L.P. 0.470% **†(B)	74,690,282	74,689

Total Affiliated Partnership (Cost $74,691) ($ Thousands)		74,689

CASH EQUIVALENT — 6.8%
SEI Daily Income Trust, Government Fund, Cl F 0.630%**†	31,320,246	31,320

Total Cash Equivalent (Cost $31,320) ($ Thousands)		31,320

Total Investments — 115.5% (Cost $485,359) ($ Thousands)		$534,399

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Russell 2000 Index E-MINI	147	Jun-2017	$22

For the year ended May 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the period.

Percentages are based on Net Assets of $462,730 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2017.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
(A)	This security or a partial position of this security is on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017 was $72,527 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $74,689 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P.— Limited Partnership

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$428,323	$–	$–	$428,323
Warrant	–	62	–	62
Rights	5	–	–	5
Affiliated Partnership	–	74,689	–	74,689
Cash Equivalent	31,320	–	–	31,320

Total Investments in Securities	$459,648	$74,751	$–	$534,399

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *

Unrealized Appreciation	$22	$—	$—	$22

Total Other Financial Instruments	$22	$—	$—	$22

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	77

SCHEDULE OF INVESTMENTS

May 31, 2017

Small/Mid Cap Equity Fund

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK — 96.3%

Consumer Discretionary — 11.4%
1-800-Flowers.com, Cl A *	2,733	$27
Adtalem Global Education	45,600	1,705
AMC Entertainment Holdings, Cl A	129,359	2,911
AMC Networks, Cl A *	24,600	1,303
American Eagle Outfitters (A)	65,600	754
American Public Education *	27,991	616
Aramark	77,852	2,901
Bassett Furniture Industries	9,528	283
Beazer Homes USA *	3,760	46
Big 5 Sporting Goods	16,184	225
Big Lots (A)	32,600	1,592
Biglari Holdings *	468	178
Bloomin’ Brands	52,490	1,051
BorgWarner (A)	26,154	1,112
Boyd Gaming	70,160	1,783
Bright Horizons Family Solutions *	84,280	6,466
Brinker International (A)	15,900	624
Brunswick	46,406	2,564
Buffalo Wild Wings *	12,739	1,831
Burlington Stores *	14,078	1,378
Cabela’s *	3,070	162
CalAtlantic Group (A)	36,532	1,317
Caleres	49,399	1,351
Callaway Golf	37,914	483
Capella Education	10,659	923
Career Education *	20,589	194
Carrols Restaurant Group *	7,956	94
Carter’s	68,182	5,602
Century Communities *	49,824	1,241
Children’s Place (A)	36,500	3,949
Cinemark Holdings	14,380	569
Citi Trends	3,806	69
Cooper Tire & Rubber (A)	66,200	2,383
Cooper-Standard Holdings *	19,426	2,098
Core-Mark Holding	78,385	2,669
Cracker Barrel Old Country Store	6,271	1,046
Crocs *	103,549	707
CST Brands	5,232	253
Dana Holdings	88,955	1,879
Dave & Buster’s Entertainment *	88,440	5,899
Del Frisco’s Restaurant Group *	26,074	443
Del Taco Restaurants *	56,800	729
Denny’s *	6,331	75
Destination XL Group *	40,175	96
Dick’s Sporting Goods	95,031	3,909
Dillard’s, Cl A (A)	20,600	1,060
Dollar General	12,438	913
Dollar Tree *	7,358	572
DR Horton	37,507	1,226
DSW, Cl A (A)	27,390	461
Dunkin’ Brands Group (A)	74,263	4,345

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Eastman Kodak *	13,865	$128
Eldorado Resorts *	15,529	322
Ethan Allen Interiors (A)	23,300	628
Express *	72,027	559
Five Below *(A)	25,102	1,288
Flexsteel Industries	2,220	112
Fogo De Chao *	25,100	344
Foot Locker	15,800	939
GameStop, Cl A (A)	45,917	1,017
Gannett	29,401	231
G-III Apparel Group *(A)	23,120	452
Goodyear Tire & Rubber	104,520	3,368
Graham Holdings, Cl B	535	320
Grand Canyon Education *	77,897	6,107
Group 1 Automotive	14,300	860
H&R Block	1,891	50
Hanesbrands (A)	70,048	1,446
Harley-Davidson (A)	51,237	2,716
Haverty Furniture (A)	55,753	1,335
Hibbett Sports *(A)	87,934	2,040
Hooker Furniture	1,140	49
Horizon Global *(A)	88,335	1,299
International Game Technology	33,197	589
International Speedway, Cl A	2,607	92
J Alexander’s Holdings *	953	11
Jack in the Box	36,838	3,926
John Wiley & Sons, Cl A	9,174	465
Johnson Outdoors, Cl A	4,068	175
K12 *	40,334	759
KB Home (A)	54,400	1,141
Kohl’s (A)	35,000	1,345
La-Z-Boy, Cl Z	9,926	263
Lear	25,164	3,750
Libbey	140,337	1,147
Lions Gate Entertainment, Cl A (A)	47,845	1,297
Live Nation *	57,645	1,988
LKQ *	45,433	1,431
Lumber Liquidators Holdings *(A)	78,700	2,281
M/I Homes *	2,802	79
Marcus	1,564	52
Marriott Vacations Worldwide	1,008	117
MDC Partners, Cl A (A)	304,800	2,530
Michaels *	38,830	751
Monro Muffler (A)	79,148	3,926
Murphy USA *(A)	49,141	3,343
National CineMedia (A)	342,502	2,490
Nexstar Media Group, Cl A (A)	32,093	1,836
Ollie’s Bargain Outlet Holdings *(A)	114,125	4,696
Oxford Industries	8,144	438
Perry Ellis International *	1,679	31
Planet Fitness, Cl A (A)	196,890	4,302
Polaris Industries (A)	49,510	4,139

78	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
PulteGroup	68,200	$1,546
Red Robin Gourmet Burgers *	28,780	2,074
Rent-A-Center, Cl A (A)	35,170	401
Restaurant Brands International	18,725	1,155
Sally Beauty Holdings *(A)	334,331	6,025
Scholastic	4,863	207
Sequential Brands Group *(A)	155,573	499
ServiceMaster Global Holdings *	201,506	7,617
Shoe Carnival	26,591	544
Six Flags Entertainment	22,490	1,358
Skechers U.S.A., Cl A *	47,740	1,218
Sonic Automotive, Cl A	60,600	1,139
Steven Madden *	13,450	528
Strayer Education	2,449	217
Superior Industries International	3,280	64
Tailored Brands (A)	19,640	209
TEGNA	113,829	2,702
Tower International	13,516	314
TRI Pointe Homes *	46,200	572
Urban Outfitters *(A)	40,428	763
Vail Resorts	7,990	1,709
Visteon *	12,865	1,290
Wendy’s	88,300	1,428
Whirlpool	6,200	1,150
William Lyon Homes, Cl A *	130,909	2,965
Wolverine World Wide	172,233	4,478
Wyndham Worldwide	46,127	4,658
Zagg *	6,296	53

		197,950

Consumer Staples – 3.2%
Bunge	31,700	2,535
Casey’s General Stores (A)	30,030	3,495
Central Garden & Pet *(A)	37,170	1,112
Central Garden and Pet, Cl A *	4,390	127
Darling Ingredients *	111,777	1,751
Dean Foods	3,763	69
Energizer Holdings	4,796	257
Fresh Del Monte Produce	38,129	1,932
Freshpet *(A)	48,200	733
Hain Celestial Group *	55,797	1,949
Hostess Brands, Cl A *	346,575	5,455
Ingles Markets, Cl A	23,789	871
Ingredion	4,025	459
Inter Parfums	652	23
John B Sanfilippo & Son	13,164	853
Landec *	58,500	819
National Beverage (A)	7,606	730
Nomad Foods *(A)	62,900	890
Nu Skin Enterprises, Cl A	5,958	327
Omega Protein	142,131	2,480
Performance Food Group *	18,330	519

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Pilgrim’s Pride *(A)	128,509	$2,990
Pinnacle Foods	51,056	3,181
Primo Water *	190,870	2,346
Sanderson Farms (A)	23,002	2,730
Seaboard	48	194
Snyder’s-Lance (A)	110,546	4,063
SpartanNash	48,947	1,459
Spectrum Brands Holdings (A)	40,420	5,434
SUPERVALU*	135,500	522
TreeHouse Foods *(A)	47,359	3,655
Tyson Foods, Cl A	11,961	686
Weis Markets	3,366	174

		54,820

Energy – 2.8%
Abraxas Petroleum *	55,669	102
Anadarko Petroleum	14,142	715
Approach Resources *(A)	154,407	392
Archrock	31,678	333
Ardmore Shipping (A)	124,198	894
Basic Energy Services *(A)	27,699	761
Bill Barrett *	158,387	548
Callon Petroleum *(A)	54,949	622
Carrizo Oil & Gas *(A)	123,638	2,713
Contango Oil & Gas *	30,050	185
Diamond Offshore Drilling *(A)	46,300	535
Diamondback Energy *	4,939	458
Dril-Quip*(A)	28,221	1,400
Eclipse Resources *	304,300	682
Energen *	15,561	888
EQT	15,842	876
Exterran *	15,585	439
Extraction Oil & Gas *(A)	62,300	887
Gulfport Energy *	225,944	3,242
HollyFrontier	31,700	758
Laredo Petroleum *	83,893	986
Matrix Service *	189,469	1,544
McDermott International *	19,219	119
Murphy Oil (A)	36,776	898
Nabors Industries (A)	99,206	873
NCS Multistage Holdings *	24,600	645
Newfield Exploration *	25,882	841
Newpark Resources *	85,200	630
Noble Energy	26,097	749
Oasis Petroleum *	63,366	618
Oceaneering International	1,436	35
Overseas Shipholding Group, Cl A *	54,399	144
Pacific Ethanol *	233,700	1,379
Parsley Energy, Cl A *	60,488	1,793
PBF Energy, Cl A (A)	23,100	446
Pioneer Natural Resources	5,380	898
ProPetro Holding *	35,200	466

SEI Institutional Investments Trust / Annual Report / May 31, 2017	79

SCHEDULE OF INVESTMENTS

May 31, 2017

Small/Mid Cap Equity Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
REX American Resources *	10,279	$978
Rice Energy *	47,486	950
RigNet *	126,706	2,122
Rowan, Cl A *(A)	31,900	384
RSP Permian *	36,531	1,300
Scorpio Tankers (A)	546,200	2,032
Select Energy Services, Cl A *(A)	57,933	879
Smart Sand *(A)	135,789	1,323
SRC Energy *(A)	78,478	540
StealthGas*	187,100	616
Tesoro	29,400	2,447
TETRA Technologies *	689,564	2,131
Tsakos Energy Navigation (A)	157,700	673
US Silica Holdings (A)	19,638	746
Western Refining	5,824	211
Westmoreland Coal *	93,100	612
World Fuel Services	22,636	800

		49,238

Financials — 17.3%
1st Source	7,542	344
AGNC Investment ‡	25,952	540
Alleghany *	602	354
Allied World Assurance Holdings	5,433	286
Allstate	13,010	1,123
Ally Financial	182,248	3,379
Ambac Financial Group *	29,286	484
American Financial Group	67,404	6,730
American National Insurance	1,035	122
Ameriprise Financial	8,294	1,002
AMERISAFE	3,485	181
Arch Capital Group *	49,264	4,791
Ares Capital	53,000	882
Argo Group International Holdings	10,015	620
Arthur J Gallagher	55,376	3,141
Aspen Insurance Holdings	27,265	1,385
Associated Banc	72,700	1,734
Assurant	37,927	3,716
Assured Guaranty	142,094	5,550
Astoria Financial	51,113	947
Axis Capital Holdings	32,508	2,132
Banc of California (A)	16,706	339
BancFirst	6,008	567
Banco Latinoamericano de Comercio Exterior, Cl E	65,100	1,758
Bancorpsouth	19,289	554
Bank of Hawaii	8,730	679
Bank of NT Butterfield & Son	22,573	744
Bank of the Ozarks (A)	38,445	1,699
BankUnited	120,797	4,006
Banner	30,100	1,616
Beneficial Bancorp	27,129	397

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Berkshire Hills Bancorp	11,075	$397
Blackstone Mortgage Trust, Cl A ‡(A)	80,589	2,502
BOK Financial	1,262	102
Boston Private Financial Holdings	8,033	116
Bridge Bancorp	959	32
Brookline Bancorp	29,561	408
Bryn Mawr Bank	3,504	143
Camden National	4,810	193
Capital Bank Financial, Cl A	7,882	292
Capitol Federal Financial	10,287	142
Cathay General Bancorp	3,458	123
CBOE Holdings	51,305	4,431
CenterState Banks	27,555	662
Central Pacific Financial	118,221	3,576
Chemical Financial	19,900	895
Chimera Investment ‡	93,624	1,741
CIT Group	31,800	1,433
City Holding	4,740	299
CNA Financial	40,300	1,838
CNO Financial Group	225,643	4,623
Comerica	28,612	1,962
Commerce Bancshares	32,716	1,751
Community Bank System	1,294	70
Community Trust Bancorp	23,064	957
Cullen/Frost Bankers	6,865	629
Customers Bancorp *	58,277	1,629
CYS Investments ‡	125,100	1,055
Dime Community Bancshares	70,790	1,345
Donnelley Financial Solutions *	5,407	123
E*TRADE Financial *	143,961	4,982
Eagle Bancorp *	74,186	4,232
East West Bancorp	40,998	2,244
Employers Holdings	13,870	556
Enstar Group *	1,313	246
Enterprise Financial Services	27,817	1,115
Erie Indemnity, Cl A	400	47
Evercore Partners, Cl A	30,028	2,036
Everest Re Group	32,330	8,233
FCB Financial Holdings, Cl A *	4,087	187
Federal Agricultural Mortgage, Cl C	18,061	1,095
Federated Investors, Cl B (A)	10,385	276
Federated National Holding	8,807	138
Fidelity Southern	12,341	264
Financial Engines (A)	108,556	4,114
First American Financial	36,942	1,608
First BanCorp *	126,815	658
First Busey	13,384	380
First Citizens BancShares, Cl A	2,919	967
First Commonwealth Financial	14,298	176
First Defiance Financial	22,054	1,149
First Financial	10,557	481
First Financial Bancorp	5,871	147

80	SEI Insitutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
First Foundation *	139,500	$2,139
First Hawaiian	42,838	1,181
First Horizon National	73,770	1,250
First Interstate Bancsystem, Cl A	20,154	703
First Merchants	11,964	475
FirstCash	22,600	1,212
Flagstar Bancorp *	26,523	766
Flushing Financial	86,405	2,400
FNFV Group *	47,700	665
Franklin Financial Network *	30,094	1,174
Fulton Financial	209,837	3,672
Genworth Financial, Cl A *	35,741	131
Great Southern Bancorp	2,938	144
Great Western Bancorp	8,709	330
Green Dot, Cl A *	6,934	255
Hancock Holding	89,240	4,123
Hanmi Financial	62,645	1,666
Hanover Insurance Group	34,625	2,887
Hartford Financial Services Group	24,183	1,194
Heartland Financial USA	13,100	588
Hercules Capital (A)	63,688	830
Heritage Financial	14,823	354
Hilltop Holdings	5,894	147
HomeStreet *	32,165	862
Horace Mann Educators	30,746	1,176
Huntington Bancshares	177,159	2,222
IBERIABANK	20,294	1,567
Independent Bank	6,797	269
Independent Bank Group	1,835	103
Infinity Property & Casualty	11,082	1,061
International Bancshares	30,211	1,002
International FCStone *	8,621	298
Investment Technology Group	35,893	715
Investors Bancorp	181,144	2,397
James River Group Holdings	3,203	127
Janus Henderson Group *	4,776	149
KCG Holdings, Cl A *	9,319	185
Kearny Financial	75,937	1,059
Kemper	79,900	3,048
KeyCorp	143,200	2,502
Lakeland Financial	6,505	276
Lazard, Cl A	31,800	1,415
LegacyTexas Financial Group	2,637	93
Legg Mason	53,100	1,958
Lincoln National	37,500	2,437
LPL Financial Holdings	202,742	7,893
M&T Bank	6,591	1,031
Maiden Holdings	64,800	684
MarketAxess Holdings	8,355	1,592
MB Financial	25,173	1,037
Meridian Bancorp	119,057	1,929
MFA Financial, Cl REIT ‡	219,546	1,827

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
MGIC Investment *	259,666	$2,747
Mortgage Investment Trust ‡	82,400	1,535
MTGE Investment ‡	47,749	871
National Bank Holdings, Cl A	78,900	2,408
National Western Life Group, Cl A	208	64
Navient	76,577	1,105
NBT Bancorp	5,643	198
Nelnet, Cl A	40,312	1,585
New Residential Investments ‡	18,942	305
NMI Holdings, Cl A *	7,198	75
Northfield Bancorp (A)	113,650	1,871
OceanFirst Financial	7,296	193
OFG Bancorp	90,242	844
Old Republic International	7,622	151
OM Asset Management	3,268	46
Oritani Financial	17,503	290
PacWest Bancorp	67,439	3,147
PennyMac Financial Services, Cl A *	14,201	229
Piper Jaffray	1,260	74
PJT Partners	3,497	135
Popular	135,046	5,024
Preferred Bank	18,947	946
Primerica	23,882	1,724
PrivateBancorp, Cl A	6,086	363
Prospect Capital (A)	212,000	1,692
Prosperity Bancshares	681	43
Provident Financial Services	4,563	107
Radian Group	56,773	912
Raymond James Financial	35,495	2,565
Regional Management *	9,584	192
Regions Financial	171,600	2,375
Reinsurance Group of America, Cl A	25,838	3,217
RenaissanceRe Holdings	14,134	2,019
Republic Bancorp, Cl A	31,200	1,082
S&T Bancorp	2,953	99
Safety Insurance Group	1,807	120
Sandy Spring Bancorp	9,079	348
Seacoast Banking Corporation of Florida *	5,345	121
Signature Bank NY *	7,819	1,118
SLM *	262,048	2,723
South State	1,444	120
Southside Bancshares	2,425	79
Starwood Property Trust ‡	92,643	2,040
State Bank Financial	84,643	2,146
Sterling Bancorp	72,000	1,544
Stifel Financial *	27,183	1,159
Stock Yards Bancorp	5,412	196
Stonegate Bank	3,727	169
SVB Financial Group *	6,176	1,053
Synovus Financial	159,254	6,510
TCF Financial	266,755	4,017
Tompkins Financial	2,670	202

SEI Insitutional Investments Trust / Annual Report / May 31, 2017	81

SCHEDULE OF INVESTMENTS

May 31, 2017

Small/Mid Cap Equity Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Torchmark	16,714	$1,262
Towne Bank	18,860	547
TriCo Bancshares	7,957	278
TrustCo Bank NY	30,918	227
Trustmark	3,154	96
Two Harbors Investment ‡	206,502	2,061
UMB Financial	5,390	377
Union Bankshares	9,176	308
United Community Banks	190,002	4,896
United Financial Bancorp	95,000	1,538
United Fire Group	9,859	426
Universal Insurance Holdings (A)	47,564	1,172
Univest Corp of Pennsylvania	42,714	1,177
Unum Group	88,666	3,988
Validus Holdings	73,283	3,913
Voya Financial	35,437	1,211
Washington Federal	48,675	1,555
Washington Trust Bancorp	2,688	128
WesBanco	32,897	1,222
Westamerica Bancorporation (A)	16,177	830
Western Alliance Bancorp *	64,201	2,935
White Mountains Insurance Group	515	443
Wintrust Financial	66,928	4,602
WisdomTree Investments (A)	310,698	2,955
World Acceptance *(A)	14,839	1,159
Zions Bancorporation	140,162	5,616

		298,622

Health Care — 11.4%
ABIOMED *	21,244	2,920
Acadia Healthcare *	87,988	3,637
Accuray *(A)	290,144	1,190
Aclaris Therapeutics *(A)	48,100	1,144
Adamas Pharmaceuticals *(A)	69,250	1,065
Alere *	5,602	272
Alkermes *	14,540	840
Allscripts Healthcare Solutions *	14,239	162
Alnylam Pharmaceuticals *(A)	24,409	1,598
AMAG Pharmaceuticals *	166,359	2,878
Amedisys *	20,390	1,222
AmerisourceBergen (A)	6,226	571
AMN Healthcare Services *(A)	193,619	7,019
Analogic	1,804	130
AngioDynamics *	2,991	45
Anika Therapeutics *	762	35
Ardelyx *	75,940	357
Atara Biotherapeutics *(A)	78,326	1,038
athenahealth *(A)	21,209	2,842
AtriCure *(A)	122,260	2,554
Avadel Pharmaceuticals ADR *	166,658	1,645
Bioverativ *	22,620	1,246
Bluebird Bio *(A)	16,780	1,264

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Capital Senior Living *	160,845	$2,226
Catalent *	71,238	2,531
Centene *	36,057	2,619
Charles River Laboratories International *	31,590	2,908
Cooper	24,059	5,263
CryoLife	146,430	2,672
DBV Technologies ADR *(A)	39,429	1,309
Dentsply Sirona	17,272	1,097
DexCom *(A)	42,255	2,824
Enanta Pharmaceuticals *	3,695	111
Endologix *(A)	298,879	1,441
Envision Healthcare *	39,034	2,132
Evolent Health, Cl A *(A)	121,830	2,796
Exact Sciences *(A)	97,192	3,545
Exactech *	1,733	52
Exelixis *	89,652	1,677
HealthEquity *(A)	73,422	3,363
HealthSouth	24,803	1,124
Hill-Rom Holdings	23,623	1,827
Hologic *	39,490	1,710
IDEXX Laboratories *	5,600	943
Immunomedics *(A)	135,120	1,020
INC Research Holdings, Cl A *	82,241	4,675
Inogen *	41,740	3,700
Insulet *	31,623	1,327
Integer Holdings *	24,349	967
Integra LifeSciences Holdings *	42,593	2,144
Intercept Pharmaceuticals *	9,163	1,025
Invacare (A)	33,700	477
Juno Therapeutics *(A)	65,552	1,523
Kindred Healthcare	75,400	739
Kite Pharma *(A)	21,725	1,571
La Jolla Pharmaceutical *(A)	37,960	1,086
Lannett *(A)	35,947	722
LHC Group *	2,394	144
LifePoint Hospitals *	34,900	2,122
Ligand Pharmaceuticals *	26,528	2,872
Magellan Health Services *	4,678	322
Mallinckrodt *	26,700	1,152
Medidata Solutions *	93,071	6,625
MEDNAX *	57,408	3,117
Molina Healthcare *(A)	17,725	1,144
National Healthcare	483	33
Nektar Therapeutics, Cl A *	25,400	505
NeoGenomics *	195,498	1,478
Neurocrine Biosciences *(A)	34,797	1,513
Nevro *(A)	49,990	3,441
Novadaq Technologies *(A)	190,932	1,319
NuVasive *	34,991	2,625
Omnicell *	55,575	2,217
Owens & Minor (A)	22,800	727
Pacira Pharmaceuticals *	25,000	1,110

82	SEI Insitutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Paratek Pharmaceuticals *(A)	43,840	$879
PAREXEL International *	7,300	590
Patterson (A)	111,836	4,939
PDL BioPharma	73,057	175
PerkinElmer	24,005	1,514
Phibro Animal Health, Cl A	2,265	80
PRA Health Sciences *	109,075	7,881
Prestige Brands Holdings *	110,707	5,577
QIAGEN	28,940	971
Quidel *	43,056	1,069
Revance Therapeutics *(A)	84,283	1,875
Spectranetics *(A)	96,741	2,612
STERIS	81,635	6,332
Sucampo Pharmaceuticals, Cl A *(A)	73,200	732
Supernus Pharmaceuticals *	182,608	6,866
Synergy Pharmaceuticals *(A)	636,095	2,233
Tabula Rasa HealthCare *	35,900	476
Teleflex	7,940	1,588
Trinity Biotech ADR *	171,709	967
Triple-S Management, Cl B *	36,428	593
United Therapeutics *	13,283	1,606
Vanda Pharmaceuticals *	92,400	1,270
Varian Medical Systems *	14,550	1,441
Veeva Systems, Cl A *	29,795	1,893
Veracyte *	169,900	1,383
Vocera Communications *	195,200	5,218
WellCare Health Plans *	12,980	2,230
Wright Medical Group *(A)	57,640	1,540

		197,816

Industrials — 18.6%
AAR	44,604	1,558
ABM Industries	114,160	4,913
ACCO Brands *	5,084	58
Actuant, Cl A (A)	57,605	1,495
Advisory Board *	30,135	1,558
AerCap Holdings *	27,216	1,198
Aerojet Rocketdyne Holdings *	61,815	1,354
AGCO	18,234	1,168
Air Transport Services Group *	310,001	7,394
Aircastle (A)	54,700	1,194
Alamo Group	9,457	805
Alaska Air Group	7,256	632
Allegion	22,495	1,769
Allison Transmission Holdings, Cl A	46,813	1,813
Altra Industrial Motion	13,688	591
AO Smith	27,206	1,493
Apogee Enterprises	79,257	4,223
Applied Industrial Technologies	11,173	690
ARC Document Solutions *	241,353	799
ArcBest	12,712	239
Armstrong Flooring *	1,322	24

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Astec Industries	10,221	$572
Babcock & Wilcox Enterprises *	189,100	2,014
Barnes Group	828	47
BMC Stock Holdings *	33,100	645
Brady, Cl A	1,998	72
Briggs & Stratton	82,972	1,973
BWX Technologies	130,012	6,319
Carlisle	2,727	276
CBIZ *	3,050	46
Ceco Environmental	6,256	59
Celadon Group (A)	264,000	528
Chicago Bridge & Iron (A)	47,039	890
Clean Harbors *	138,675	8,100
Copa Holdings, Cl A	2,477	280
Costamare (A)	86,039	564
Covanta Holding (A)	97,000	1,431
Covenant Transportation Group, Cl A *	1,842	34
CRA International	562	19
Crane	30,254	2,347
Curtiss-Wright	8,892	801
Deluxe	129,341	8,816
Dover	15,454	1,276
Ducommun *	11,478	365
Dycom Industries *(A)	14,105	1,187
EMCOR Group	58,298	3,674
EnerSys	3,522	261
Engility Holdings *	23,100	608
Ennis	68,015	1,092
EnPro Industries	16,794	1,122
ESCO Technologies	1,482	85
Esterline Technologies *	2,425	236
Exponent	48,350	2,867
Fluor	14,127	634
Forward Air	80,297	4,186
Foundation Building Materials *	43,200	583
FreightCar America	124,700	2,090
Generac Holdings *	45,343	1,571
General Cable	95,654	1,583
Genesee & Wyoming, Cl A *	22,424	1,469
Gibraltar Industries *	11,504	358
Global Brass & Copper Holdings	40,202	1,218
Granite Construction	44,257	2,074
Great Lakes Dredge & Dock *	571,800	2,373
Greenbrier (A)	29,350	1,299
Griffon	1,552	34
Harsco *	75,646	1,127
Healthcare Services Group	56,945	2,726
Heartland Express (A)	212,734	4,138
HEICO, Cl A	78,161	4,897
Hexcel	15,294	787
Hub Group, Cl A *	860	31
Hudson Technologies *	313,875	2,561

SEI Insitutional Investments Trust / Annual Report / May 31, 2017	83

SCHEDULE OF INVESTMENTS

May 31, 2017

Small/Mid Cap Equity Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Huntington Ingalls Industries	22,842	$4,473
Huron Consulting Group *	17,940	745
Hyster-Yale Materials Handling	1,364	102
ICF International *	30,510	1,435
InnerWorkings *	165,400	1,793
Interface, Cl A	5,138	106
ITT	59,156	2,248
Jacobs Engineering Group	19,242	1,009
JetBlue Airways *	280,230	6,283
John Bean Technologies	89,889	7,757
Kadant	9,673	743
Kaman	1,821	88
KAR Auction Services	25,532	1,112
KBR	124,200	1,693
Kelly Services, Cl A	16,699	388
Kennametal	94,116	3,621
KEYW Holding *(A)	152,804	1,407
Kirby *(A)	66,905	4,432
Korn/Ferry International	31,504	1,012
Kornit Digital *(A)	168,087	2,815
Lincoln Electric Holdings	17,032	1,522
LSC Communications	48,212	1,025
Macquarie Infrastructure	4,945	385
Manpowergroup	58,412	5,950
Marten Transport	3,029	75
Masonite International *	77,820	5,731
MasTec *	37,520	1,591
Matthews International, Cl A	9,602	612
McGrath RentCorp	9,139	303
Mercury Systems *	162,210	6,451
Meritor *	229,371	3,571
Middleby *	10,130	1,300
Milacron Holdings *	31,130	541
Moog, Cl A *	24,623	1,725
MSC Industrial Direct, Cl A	33,394	2,803
Mueller Industries	8,484	240
Mueller Water Products, Cl A	130,480	1,459
Multi-Color	53,864	4,627
MYR Group *	25,643	753
NACCO Industries, Cl A	5,822	386
National Presto Industries	5,211	555
Navigant Consulting *	2,786	54
Northwest Pipe *	4,863	69
NV5 Global *(A)	46,200	1,696
Old Dominion Freight Line	39,708	3,547
On Assignment *	60,628	3,177
Orbital ATK	6,714	683
Orion Marine Group *	103,700	739
Oshkosh Truck	42,030	2,653
Owens Corning	106,397	6,639
Parker Hannifin	5,218	822
Park-Ohio Holdings	3,073	114

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Pitney Bowes	103,400	$1,538
Powell Industries	4,218	139
Proto Labs *(A)	55,747	3,568
Quad, Cl A	14,035	313
Quanta Services *	51,777	1,587
Regal-Beloit	38,765	3,070
Resources Connection	3,237	41
Ritchie Bros Auctioneers (A)	105,317	3,269
Roadrunner Transportation Systems *	117,559	746
RPX *	7,174	95
RR Donnelley & Sons	14,418	172
Rush Enterprises, Cl A *	16,658	597
Ryder System	23,950	1,591
Saia *	42,322	1,955
Sensata Technologies Holding *(A)	160,278	6,480
SiteOne Landscape Supply *	22,115	1,176
SkyWest	27,621	947
Snap-on	487	79
SP Plus *	2,303	68
Spartan Motors	26,482	228
Sparton *	17,172	295
Spirit AeroSystems Holdings, Cl A	62,101	3,384
Spirit Airlines *	19,400	1,030
SPX *	12,022	290
Standex International	11,669	1,026
Stericycle *	13,028	1,065
Supreme Industries, Cl A	37,291	661
Swift Transporation, Cl A *(A)	119,052	2,851
Team *(A)	132,336	3,394
Teledyne Technologies *	797	105
Tennant	50,439	3,531
Terex	8,200	269
Tetra Tech	24,836	1,141
Timken	73,961	3,413
Titan Machinery *	79,400	1,338
TransUnion *	43,095	1,884
TriMas *	36,698	800
TriNet Group *	218,873	6,770
Trinity Industries	60,900	1,554
Triumph Group (A)	42,948	1,400
TrueBlue *	9,026	242
Tutor Perini *	100,200	2,600
United Rentals *	26,267	2,856
Univar *	106,281	3,233
Universal Forest Products	587	52
USG *(A)	32,455	923
Valmont Industries	8,207	1,201
Vectrus *	45,999	1,357
Veritiv *	876	39
Viad	14,704	649
Wabash National (A)	72,698	1,453
Wabtec (A)	47,536	3,886

84	SEI Insitutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
WageWorks *	38,053	$2,692
Waste Connections	24,040	2,287
Welbilt *	67,843	1,312
WESCO International *	17,653	1,079
Woodward Governor	30,206	2,058
XPO Logistics *(A)	100,185	5,270
Xylem	14,451	753
YRC Worldwide *	21,196	195

		322,370

Information Technology – 17.7%
2U *(A)	121,530	5,195
3D Systems *(A)	87,590	1,791
Acacia Communications *(A)	19,100	898
Acxiom *	163,842	4,293
ADTRAN	4,485	86
Advanced Energy Industries *	17,078	1,314
Advanced Micro Devices *(A)	41,316	462
Aerohive Networks *(A)	363,632	1,731
Alpha & Omega Semiconductor *	31,451	586
Amkor Technology *	158,754	1,800
Anixter International *	5,586	422
ARRIS International *	37,219	1,044
Arrow Electronics *	37,644	2,845
Avnet	26,993	990
AVX	15,671	257
Axcelis Technologies *	2,070	45
Barracuda Networks *	61,965	1,358
Bazaarvoice *	325,400	1,481
Benchmark Electronics *	53,266	1,720
Black Box	45,841	376
Blackhawk Network Holdings, Cl A *	150,533	6,526
Blucora *	24,133	495
Booz Allen Hamilton Holding, Cl A	156,141	6,158
BroadSoft *	20,747	830
Brocade Communications Systems	82,018	1,036
Brooks Automation	21,046	580
Cabot Microelectronics	3,346	253
CACI International, Cl A *	15,889	1,956
Cadence Design Systems *	197,830	6,952
CalAmp *	195,521	3,695
Callidus Software *	336,015	8,031
Cavium *	58,907	4,298
CDW	100,859	6,070
ChannelAdvisor *	150,174	1,712
Ciena *	77,243	1,814
Cimpress *(A)	25,455	2,249
Cognex	71,245	6,520
Coherent *	35,939	8,918
CommScope Holding *	36,819	1,362
Control4 *	7,036	140
Convergys	82,653	2,009

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Cornerstone OnDemand *	83,999	$3,138
CoStar Group *	7,954	2,080
CSRA	75,092	2,265
Cypress Semiconductor (A)	196,972	2,756
Descartes Systems Group *	110,457	2,767
Diebold (A)	114,555	3,030
Digi International *	4,100	39
Dolby Laboratories, Cl A	3,978	200
EMCORE	6,572	66
Entegris *	6,019	149
ePlus *	2,687	212
Euronet Worldwide *	74,561	6,504
EVERTEC	10,214	168
ExlService Holdings *	12,112	634
Fidelity National Information Services	14,803	1,271
Finisar *	144,879	3,573
FireEye *(A)	458,182	6,868
First Data, Cl A *	102,945	1,763
Five9 *	191,041	4,293
Flex *	207,863	3,588
FLIR Systems	12,371	469
Fortinet *	33,090	1,302
Gartner *	23,794	2,846
IAC *	17,604	1,872
Insight Enterprises *	47,537	1,975
InterXion Holding *	37,140	1,651
IPG Photonics *	11,420	1,588
IXYS	6,057	89
Jabil Circuit	54,165	1,621
Juniper Networks	62,000	1,818
Kulicke & Soffa Industries *	74,242	1,644
Littelfuse	40,500	6,559
LogMeIn	52,615	5,840
Lumentum Holdings *	26,243	1,497
MACOM Technology Solutions Holdings *	14,636	892
ManTech International, Cl A	2,120	81
Marvell Technology Group	220,844	3,807
MAXIMUS	105,208	6,531
Methode Electronics	5,967	240
Microchip Technology (A)	14,188	1,182
Microsemi *	46,080	2,263
MicroStrategy, Cl A *	1,057	193
MKS Instruments	6,772	554
Monolithic Power Systems	49,580	4,869
Nanometrics *	22,757	633
NCR *	59,700	2,300
NETGEAR *	36,045	1,512
NeuStar, Cl A *	8,416	279
New Relic *	60,120	2,625
Nuance Communications *	61,520	1,139
ON Semiconductor *	234,801	3,635
PDF Solutions *	122,524	1,990

SEI Institutional Investments Trust / Annual Report / May 31, 2017	85

SCHEDULE OF INVESTMENTS

May 31, 2017

Small/Mid Cap Equity Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Pegasystems	49,475	$2,892
Perficient *	54,864	947
Photronics *	66,129	665
Plexus *	21,025	1,093
Progress Software	6,049	177
Proofpoint *	36,125	3,107
PTC *	42,513	2,448
Q2 Holdings *	96,930	3,838
QAD, Cl A	32,100	1,045
Qorvo *	14,943	1,165
RealPage *	109,769	3,798
RingCentral, Cl A *	187,605	6,397
Rogers *	3,629	385
Rubicon Project *	44,482	221
Rudolph Technologies *	36,919	882
Sanmina *	102,631	3,756
ScanSource *	14,023	533
Seagate Technology (A)	44,900	1,956
Semtech *	22,542	861
Shopify, Cl A *	11,965	1,099
ShoreTel *	61,230	355
Shutterstock *(A)	89,605	4,172
Sonus Networks *	132,584	895
SPS Commerce *	24,304	1,413
Square, Cl A *	88,270	2,029
SS&C Technologies Holdings	185,927	6,987
Stratasys *(A)	106,018	2,852
SuperCom *(A)	114,585	317
Sykes Enterprises *	13,874	462
SYNNEX	5,014	558
Synopsys *	36,494	2,732
Take-Two Interactive Software *	17,135	1,315
Tech Data *	44,415	4,307
Teradyne	142,331	5,060
Trimble *	161,654	5,826
TrueCar *	199,209	3,502
TTM Technologies *	67,100	1,090
Tyler Technologies *	31,794	5,433
Universal Display (A)	15,280	1,733
Veeco Instruments *	247	8
Verint Systems *	29,535	1,214
Virtusa *	25,281	734
Western Digital	10,300	928
Xilinx	8,500	567
Zebra Technologies, Cl A *	16,985	1,772
Zendesk *	32,945	856

		305,540

Materials – 4.2%
AdvanSix *	19,597	564
AK Steel Holding *(A)	156,729	956
Albemarle	5,387	612

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Allegheny Technologies (A)	233,635	$3,605
Avery Dennison	12,662	1,067
Bemis	19,149	855
Berry Global Group *	31,837	1,846
Cabot	56,686	2,961
Carpenter Technology	12,021	438
Celanese, Cl A	15,120	1,309
Century Aluminum *(A)	58,148	838
Chemours	63,898	2,555
Clearwater Paper *	11,700	542
Cliffs Natural Resources *(A)	278,094	1,638
Coeur Mining *	3,660	34
Commercial Metals	26,603	482
Domtar (A)	36,200	1,317
Eastman Chemical	28,300	2,267
Ferroglobe *	141,200	—
Ferroglobe PLC	241,400	2,544
Flotek Industries *(A)	57,280	566
FMC	35,773	2,696
FutureFuel	31,639	428
Glatfelter	39,200	719
Gold Resource	8,965	32
H.B. Fuller	8,624	438
Haynes International	17,242	617
Hecla Mining	31,208	179
Huntsman	189,037	4,518
Ingevity *	42,950	2,537
Innophos Holdings	12,613	533
Innospec	1,776	114
Kaiser Aluminum	3,826	315
Koppers Holdings *	3,843	139
Kraton Performance Polymers *	781	25
Louisiana-Pacific *	18,950	422
Materion	15,430	528
Olin	28,358	832
Olympic Steel	12,801	211
OMNOVA Solutions *	26,290	227
Owens-Illinois *	37,400	844
PPG Industries	7,470	795
Rayonier Advanced Materials	2,444	42
Real Industry *	239,876	672
Reliance Steel & Aluminum	31,441	2,294
Ryerson Holding *	48,145	402
Schweitzer-Mauduit International	9,300	347
Sensient Technologies	52,570	4,221
Silgan Holdings	60,982	1,940
Sonoco Products	11,582	587
Steel Dynamics	94,635	3,217
Stepan	3,535	299
Summit Materials, Cl A *	81,510	2,189
SunCoke Energy *	54,977	480
Tahoe Resources	22,615	200

86	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Trinseo	61,385	$3,956
Tronox, Cl A	73,688	1,120
United States Steel	3,150	66
US Concrete *	34,552	2,284
Valvoline	68,545	1,533
Westlake Chemical (A)	37,075	2,279
WestRock	3,861	210

		72,483

Real Estate – 5.9%
Agree Realty	9,086	414
Alexander’s, Cl REIT	488	201
Alexandria Real Estate Equities	14,710	1,716
American Assets Trust	7,215	282
American Campus Communities	62,206	2,952
Apartment Investment & Management, Cl A	14,831	637
Armada Hoffler Properties	27,212	359
Ashford Hospitality Prime	3,000	29
Ashford Hospitality Trust	83,700	516
Brandywine Realty Trust	69,400	1,210
Brixmor Property Group	47,904	864
Camden Property Trust	19,705	1,642
CareTrust	112,200	2,048
CatchMark Timber Trust, Cl A	2,830	32
CBL & Associates Properties (A)	70,700	544
Cedar Realty Trust	201,100	1,003
Chatham Lodging Trust	37,400	742
City Office	50,800	624
Colony Starwood Homes (A)	95,000	3,284
Columbia Property Trust	52,211	1,128
CoreCivic	24,954	717
CoreSite Realty (A)	36,070	3,797
Corporate Office Properties Trust	46,656	1,574
CyrusOne	25,305	1,424
DCT Industrial Trust	4,917	259
DDR	298,694	2,563
DiamondRock Hospitality	81,084	899
Douglas Emmett	6,805	258
Duke Realty	128,556	3,686
Education Realty Trust	18,732	718
EPR Properties	5,425	385
Equinix	2,104	928
Equity Commonwealth *	139,757	4,349
First Industrial Realty Trust	23,441	677
First Potomac Realty Trust	3,495	38
Forest City Realty Trust, Cl A	98,661	2,246
Forestar Group *	4,819	68
Four Corners Property Trust	26,642	656
Franklin Street Properties	77,933	877
Geo Group	34,949	1,046
Getty Realty (A)	48,064	1,209
Government Properties Income Trust (A)	62,900	1,359

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Gramercy Property Trust	88,333	$2,610
Healthcare Realty Trust	7,062	235
Highwoods Properties	6,285	317
Hospitality Properties Trust	111,699	3,230
Host Hotels & Resorts, Cl REIT	47,730	859
Hudson Pacific Properties	13,375	438
InfraREIT	4,963	96
Jones Lang LaSalle	1,719	198
Kennedy-Wilson Holdings	111,600	2,187
Kilroy Realty	11,338	830
Lexington Realty Trust, Cl REIT	273,594	2,629
Liberty Property Trust	20,694	850
LTC Properties	4,326	209
Mack-Cali Realty	123,169	3,278
MedEquities Realty Trust	131,700	1,538
Medical Properties Trust	302,590	3,919
Mid-America Apartment Communities	35,010	3,569
Monmouth Real Estate Investment, Cl A	15,450	226
National Retail Properties, Cl REIT	16,319	626
National Storage Affiliates Trust	207,625	5,035
NexPoint Residential Trust	3,055	74
Omega Healthcare Investors (A)	51,300	1,607
Outfront Media	25,864	591
Physicians Realty Trust	40,470	823
Piedmont Office Realty Trust, Cl A	102,606	2,174
RAIT Financial Trust	22,999	51
Rayonier	18,095	508
RE/MAX Holdings, Cl A	3,522	187
Regency Centers	4,072	248
Retail Properties of America, Cl A	26,315	324
RLJ Lodging Trust	12,753	260
Sabra Health Care (A)	60,000	1,406
Saul Centers	3,439	197
Select Income	107,842	2,573
Senior Housing Properties Trust	133,677	2,826
Seritage Growth Properties (A)	17,050	669
STORE Capital	45,500	927
Summit Hotel Properties	15,977	286
Sun Communities	6,622	570
Sunstone Hotel Investors	88,522	1,382
Tier REIT	7,041	114
Washington Real Estate Investment Trust	4,559	147
Weingarten Realty Investors	8,163	246
Xenia Hotels & Resorts	75,332	1,348

		102,377

Telecommunication Services – 0.3%
Cogent Communications Holdings	11,624	458
FairPoint Communications *	2,247	32
IDT, Cl B	37,883	643
Iridium Communications *(A)	160,800	1,592
Ooma *	100,400	848

SEI Institutional Investments Trust / Annual Report / May 31, 2017	87

SCHEDULE OF INVESTMENTS

May 31, 2017

Small/Mid Cap Equity Fund  (Concluded)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Vonage Holdings *	200,150	$1,383

		4,956

Utilities — 3.5%
ALLETE	61,730	4,530
Alliant Energy	49,373	2,047
Ameren	28,700	1,629
Aqua America	8,801	288
Atmos Energy	35,961	2,996
Avista	30,370	1,301
Cadiz *(A)	30,173	457
Calpine *	103,510	1,330
Chesapeake Utilities	9,500	705
Connecticut Water Service	3,332	177
DTE Energy	11,732	1,285
Edison International	14,711	1,200
El Paso Electric	20,784	1,122
Great Plains Energy	135,118	3,882
Hawaiian Electric Industries	38,536	1,277
IDACORP	16,666	1,455
MDU Resources Group	3,829	104
MGE Energy	10,290	670
Middlesex Water	11,656	412
Northwest Natural Gas	8,262	506
NorthWestern	44,410	2,752
OGE Energy	64,200	2,287
ONE Gas	33,450	2,363
Ormat Technologies	1,047	62
Pinnacle West Capital	61,607	5,443
PNM Resources	54,789	2,109
Portland General Electric	77,648	3,676
PPL	22,951	916
SCANA	17,100	1,166
SJW	16,524	794
South Jersey Industries	16,050	584
Southwest Gas	27,404	2,181
Spark Energy, Cl A (A)	23,300	1,022
Spire	691	49
UGI	101,516	5,196
Unitil	6,885	328
Vectren	19,067	1,170
Westar Energy, Cl A	25,917	1,372
WGL Holdings	3,714	307

		61,150

Total Common Stock
(Cost $1,393,162) ($ Thousands)		1,667,322

		Market Value
Description	Shares	($ Thousands)

EXCHANGE TRADED FUND — 0.0%

Exchange Traded Fund — 0.0%
iShares Russell 2000 Value Fund (A)	4,100	$472

Total Exchange Traded Fund (Cost $483) ($ Thousands)		472

	Number of Rights

RIGHTS — 0.0%
Dyax, Expires 12/31/2019*	59,546	–

Total Rights (Cost $—) ($ Thousands)		–

	Shares

AFFILIATED PARTNERSHIP — 13.7%
SEI Liquidity Fund, L.P. 0.910% **†(B)	236,583,308	236,581

Total Affiliated Partnership (Cost $236,583) ($ Thousands)		236,581

CASH EQUIVALENT — 3.5%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**†	60,132,425	60,132

Total Cash Equivalent (Cost $60,132) ($ Thousands)		60,132

Total Investments — 113.5% (Cost $1,690,360) ($ Thousands)		$1,964,507

Percentages are based on Net Assets of $1,730,233 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2017.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	This security or a partial position of this security is on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017 was $230,042 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $236,581 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

88	SEI Institutional Investments Trust / Annual Report / May 31, 2017

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried a value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,667,322	$–	$–	$1,667,322
Exchange Traded Fund	472	–	–	472
Rights	–	–	–	–
Affiliated Partnership	–	236,581	–	236,581
Cash Equivalent	60,132	–	–	60,132

Total Investments in Securities	$1,727,926	$236,581	$–	$1,964,507

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	89

SCHEDULE OF INVESTMENTS

May 31, 2017

U.S. Managed Volatility Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.6%

Consumer Discretionary — 8.8%
AMC Entertainment Holdings, Cl A	1,459	$33
AMC Networks, Cl A *	27,358	1,449
American Eagle Outfitters	2,589	30
Aramark	146,025	5,441
AutoZone *	5,600	3,393
Bed Bath & Beyond	121,116	4,168
Big Lots	67,307	3,287
BJ’s Restaurants *	1,913	86
Bridgepoint Education *	1,838	26
Brinker International	133,585	5,241
Brunswick	18,842	1,041
Cable One	467	336
Canadian Tire, Cl A	63,700	7,251
CBS, Cl B	6,333	387
Cheesecake Factory	10,611	626
Children’s Place	29,357	3,176
Cogeco Communications	13,400	784
Comcast, Cl A	151,000	6,295
Cooper Tire & Rubber	15,253	549
Cooper-Standard Holdings *	4,374	472
Cracker Barrel Old Country Store	3,215	536
Darden Restaurants	96,269	8,561
Del Frisco’s Restaurant Group *	3,767	64
Denny’s *	5,731	68
Dollar General	3,106	228
Domino’s Pizza	1,860	394
Eldorado Resorts *	980	20
Escalade	3,157	38
Foot Locker	53,700	3,190
Gannett	10,340	81
General Motors	6,084	206
Golden Entertainment	3,198	53
Graham Holdings, Cl B	1,481	887
Grand Canyon Education *	2,197	172
H&R Block	35,918	953
HSN	41,600	1,379
Jack in the Box	168	18
Kohl’s	74,400	2,859
Lear	15,031	2,240
Macy’s	42,600	1,001
Magna International, Cl A	7,613	341
McDonald’s	19,587	2,956
Michael Kors Holdings *	83,775	2,780
MSG Networks *	24,334	512
Murphy USA *	88,400	6,014
National CineMedia	2,931	21
Nutrisystem	364	19
NVR *	1,658	3,784
PetMed Express	21,310	748
Regal Entertainment Group, Cl A	19,324	402
Sally Beauty Holdings *	137,600	2,480

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Scripps Networks Interactive, Cl A	70,000	$4,635
Six Flags Entertainment	14,441	872
Staples	104,526	949
Sturm Ruger	81,500	5,192
Target	182,700	10,076
Taylor Morrison Home, Cl A *	18,436	429
Texas Roadhouse, Cl A	2,218	109
Ulta Beauty *	18,672	5,692
Urban Outfitters *	60,297	1,138
Viacom, Cl B	70,600	2,456
Visteon *	3,802	381
Walt Disney	109,323	11,800

		130,805

Consumer Staples — 15.4%
Altria Group	280,369	21,151
Blue Buffalo Pet Products *	951	22
Bunge	162,402	12,987
Calavo Growers	6,972	472
Cal-Maine Foods	3,702	138
Church & Dwight	21,204	1,095
Clorox	15,400	2,090
Coca-Cola	44,816	2,038
Colgate-Palmolive	67,161	5,129
Costco Wholesale	42,079	7,592
CVS Health	131,500	10,103
Dean Foods	133,622	2,437
Dr. Pepper Snapple Group	171,771	15,942
Flowers Foods	140,430	2,595
Fresh Del Monte Produce	128,957	6,536
General Mills	62,675	3,556
Hershey	48,853	5,631
Ingredion	64,402	7,348
J&J Snack Foods	3,485	453
Kellogg	17,769	1,272
Kimberly-Clark	52,333	6,789
Kroger	368,300	10,968
Lamb Weston Holdings	19,221	892
Lancaster Colony	10,683	1,323
McCormick	55,206	5,750
Medifast	2,568	107
Metro, Cl A	88,500	2,964
National Beverage	1,390	133
Nu Skin Enterprises, Cl A	5,332	293
PepsiCo	97,059	11,343
Philip Morris International	88,586	10,613
Pinnacle Foods	25,955	1,617
Procter & Gamble	82,920	7,305
Sanderson Farms	57,160	6,785
Snyder’s-Lance	7,022	258
Sysco	149,381	8,150
Turning Point Brands *	7,507	126

90	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tyson Foods, Cl A	172,700	$9,903
Universal	51,763	3,437
USANA Health Sciences *	1,724	111
Vector Group	29,239	636
Wal-Mart Stores	388,560	30,541
Weis Markets	1,676	87

		228,718

Energy — 1.3%
ExxonMobil	131,600	10,594
Frank’s International	61,059	457
Marathon Petroleum	68,208	3,549
Overseas Shipholding Group, Cl A *	34,361	91
Valero Energy	82,392	5,064

		19,755

Financials — 16.0%
Aflac	7,439	561
AGNC Investment ‡	79,200	1,647
Allstate	151,585	13,088
American Financial Group	85,902	8,577
American National Insurance	2,171	255
Annaly Capital Management ‡	667,000	7,991
Anworth Mortgage Asset ‡	50,060	303
Apollo Commercial Real Estate Finance ‡	309,803	5,719
Arch Capital Group *	50,806	4,941
Argo Group International Holdings	4,488	278
Aspen Insurance Holdings	57,715	2,932
Assured Guaranty	66,901	2,613
Athene Holding, Cl A *	58,365	2,876
Atlas Financial Holdings *	7,056	106
Axis Capital Holdings	196,594	12,893
Baldwin & Lyons, Cl B	9,381	223
Bank of Marin Bancorp	763	46
BankUnited	35,565	1,179
Bankwell Financial Group	629	20
BB&T	51,900	2,162
Berkshire Hathaway, Cl B *	95,700	15,817
Blue Capital Reinsurance Holdings	3,517	67
BOK Financial	6,775	546
Canadian Imperial Bank of Commerce	65,200	5,098
Capitol Federal Financial	38,961	538
Capstead Mortgage ‡	62,518	659
Carolina Financial	7,119	213
CBOE Holdings	45,570	3,936
Charter Financial	2,061	37
Chimera Investment ‡	4,448	83
Citizens Financial Group	33,919	1,157
CME Group, Cl A	35,997	4,222
Employers Holdings	5,322	213
Equity Bancshares, Cl A *	539	16
Erie Indemnity, Cl A	5,182	610

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Essent Group *	15,589	$565
Everest Re Group	98,844	25,171
Farmers Capital Bank	6,571	251
Farmers National Banc	2,368	32
Fidelity & Guaranty Life	7,885	243
First Business Financial Services	6,963	159
First Foundation *	14,002	215
First Mid-Illinois Bancshares	3,636	120
Genworth MI Canada	22,800	516
Great Ajax ‡	8,930	124
Green Dot, Cl A *	13,926	512
Hanover Insurance Group	41,400	3,452
Hartford Financial Services Group	52,005	2,569
Houlihan Lokey, Cl A	5,826	196
Intercontinental Exchange	33,051	1,989
Invesco Mortgage Capital ‡	6,836	110
James River Group Holdings	6,113	242
JPMorgan Chase	4,796	394
MBT Financial	6,041	61
MFA Financial ‡	1,093,474	9,098
MTGE Investment ‡	28,418	519
National Bank of Canada	73,600	2,903
National Commerce *	3,690	138
National General Holdings	16,269	357
New Mountain Finance	164,500	2,393
New Residential Investments ‡	6,998	113
Nicolet Bankshares *	3,166	158
NMI Holdings, Cl A *	10,156	106
Northwest Bancshares	14,483	223
Old Line Bancshares	8,761	245
Old Republic International	11,063	219
Old Second Bancorp	15,296	177
Orchid Island Capital, Cl A ‡	1,793	18
Oritani Financial	3,769	62
Owens Realty Mortgage ‡	2,920	48
Pacific Premier Bancorp *	5,013	170
PennyMac Financial Services, Cl A *	12,487	201
PennyMac Mortgage Investment Trust ‡	251,400	4,405
Peoples Financial Services	2,779	109
People’s Utah Bancorp	3,035	78
PJT Partners	3,888	150
Popular	26,336	980
ProAssurance	7,070	421
Progressive	13,331	566
Prudential Financial	8,198	860
Reinsurance Group of America, Cl A	27,926	3,477
RenaissanceRe Holdings	68,836	9,834
RLI	5,277	293
S&P Global	16,298	2,328
Safety Insurance Group	5,732	381
Southern First Bancshares *	1,474	50
Southern Missouri Bancorp	1,072	34

SEI Institutional Investments Trust / Annual Report / May 31, 2017	91

SCHEDULE OF INVESTMENTS

May 31, 2017

U.S. Managed Volatility Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Starwood Property Trust ‡	313,000	$6,892
Territorial Bancorp	2,062	62
Third Point Reinsurance *	4,999	66
Toronto-Dominion Bank	140,900	6,718
Travelers	154,091	19,238
TriState Capital Holdings *	362	8
Triumph Bancorp *	1,315	30
Two Harbors Investment ‡	527,028	5,260
Unum Group	17,926	806
US Bancorp	75,255	3,830
Validus Holdings	196,022	10,468
Virtu Financial, Cl A	30,258	493
Voya Financial	10,702	366
WashingtonFirst Bankshares	897	29
Waterstone Financial	11,928	225
Wells Fargo	52,700	2,695

		236,843

Health Care – 14.6%
AbbVie	58,000	3,829
AmerisourceBergen	28,679	2,632
Amgen	40,638	6,309
Anthem	29,200	5,325
AxoGen *	5,663	84
Baxter International	184,367	10,935
Biogen *	8,568	2,123
Bio-Rad Laboratories, Cl A *	6,215	1,389
Bristol-Myers Squibb	47,925	2,586
Cardinal Health	110,745	8,227
Catalent *	11,341	403
Chemed	10,266	2,101
Cigna	2,868	462
Danaher	2,943	250
DaVita HealthCare Partners *	27,500	1,822
Eli Lilly	51,470	4,095
Enzo Biochem *	33,146	298
Express Scripts Holding *	108,213	6,466
Gilead Sciences	51,491	3,341
Haemonetics *	9,023	368
HCA Healthcare *	14,965	1,226
HealthSouth	15,547	705
Henry Schein *	5,681	1,045
Heska *	5,068	500
Hill-Rom Holdings	3,279	254
ICON *	29,140	2,742
ICU Medical *	3,236	522
Johnson & Johnson	303,223	38,888
Laboratory Corp of America Holdings *	32,420	4,506
LeMaitre Vascular	15,404	471
Mallinckrodt *	13,299	574
Masimo *	6,205	540
McKesson	21,129	3,446

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Merck	440,000	$28,648
NeoGenomics *	25,743	195
Owens & Minor	91,908	2,930
PDL BioPharma	17,466	42
Pfizer	825,287	26,946
Prestige Brands Holdings *	9,796	493
Quality Systems *	25,341	389
Quest Diagnostics	107,378	11,679
Quintiles IMS Holdings *	3,439	297
Tactile Systems Technology *	8,976	218
Teleflex	27,763	5,553
Tivity Health *	2,290	78
United Therapeutics *	18,205	2,201
UnitedHealth Group	46,626	8,168
Utah Medical Products	4,830	325
Varian Medical Systems *	34,238	3,390
Vertex Pharmaceuticals *	3,282	406
Vocera Communications *	17,741	474
Waters *	9,981	1,793
WellCare Health Plans *	2,560	440
Zoetis, Cl A	59,061	3,678

		216,807

Industrials – 8.4%
3M	2,828	578
Alaska Air Group	8,516	741
American Airlines Group	17,609	853
Blue Bird *	9,022	165
Boeing	50,600	9,494
Deere	87,400	10,703
Delta Air Lines	74,254	3,648
Expeditors International of Washington	22,800	1,217
FedEx	18,300	3,547
Hawaiian Holdings *	16,264	815
Huntington Ingalls Industries	1,322	259
JetBlue Airways *	18,981	426
Landstar System	38,346	3,204
Lockheed Martin	31,124	8,750
Manpowergroup	16,722	1,704
MSC Industrial Direct, Cl A	9,428	791
Northrop Grumman	36,086	9,354
Owens Corning	21,604	1,348
Raytheon	48,359	7,931
Republic Services, Cl A	212,155	13,495
Southwest Airlines	25,351	1,523
Spirit AeroSystems Holdings, Cl A	55,237	3,010
Spirit Airlines *	15,671	832
United Continental Holdings *	47,336	3,771
United Parcel Service, Cl B	68,237	7,231
United Technologies	92,000	11,158

92	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Waste Management	245,794	$17,921

		124,469

Information Technology – 12.6%
Adobe Systems *	24,610	3,491
Alphabet, Cl A *	2,173	2,145
Amdocs	315,081	20,411
Amkor Technology *	60,782	689
Appfolio, Cl A *	1,809	52
Apple	84,600	12,923
Applied Materials	84,184	3,862
Aspen Technology *	62,818	3,842
Atlassian, Cl A *	4,551	163
AVX	471,700	7,722
Booz Allen Hamilton Holding, Cl A	97,977	3,864
Broadridge Financial Solutions	4,548	345
CA	175,284	5,569
Cadence Design Systems *	62,683	2,203
Cardtronics *	2,008	69
CDK Global	6,069	373
CDW	5,693	343
Cisco Systems	466,400	14,706
Citrix Systems *	38,717	3,196
CommVault Systems *	966	54
Convergys	184,400	4,483
CSG Systems International	110,840	4,421
Dell Technologies, Cl V *	45,610	3,165
DST Systems	289	35
eBay *	181,233	6,216
F5 Networks *	3,642	467
Forrester Research	14,267	562
HP	56,228	1,055
IAC *	21,938	2,333
Intel	300,870	10,864
International Business Machines	81,000	12,363
Intuit	27,496	3,867
Jabil Circuit	12,223	366
Juniper Networks	15,480	454
Micron Technology *	10,286	316
Microsoft	33,217	2,320
MINDBODY, Cl A *	9,150	257
Motorola Solutions	104,849	8,762
NCI, Cl A *	1,404	27
NetApp	15,838	641
Oracle	195,036	8,853
Planet Payment *	10,485	36
QUALCOMM	50,100	2,869
RealPage *	15,321	530
Sanmina *	11,858	434
Square, Cl A *	52,423	1,205
Sykes Enterprises *	4,403	147
Symantec	206,980	6,273

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Synopsys *	50,508	$3,781
TE Connectivity	7,950	627
Teradyne	92,844	3,301
VeriSign *	40,623	3,663
Western Union	267,400	5,086

		185,801

Materials – 1.8%
Avery Dennison	39,800	3,353
Bemis	91,774	4,097
Cabot	4,151	217
Compass Minerals International	31,446	2,017
GCP Applied Technologies *	2,028	61
International Paper	92,200	4,875
Kaiser Aluminum	30,500	2,512
LyondellBasell Industries, Cl A	24,858	2,002
Pan American Silver	60,596	1,057
Sonoco Products	75,900	3,849
Trinseo	44,517	2,869

		26,909

Real Estate – 2.7%
Apple Hospitality	109,087	2,042
CBRE Group, Cl A *	5,564	194
City Office	6,754	83
Easterly Government Properties	29,977	595
Four Corners Property Trust	15,195	374
Gaming and Leisure Properties	40,747	1,496
Getty Realty	2,413	61
Hospitality Properties Trust	40,283	1,165
Host Hotels & Resorts ‡	138,132	2,485
LaSalle Hotel Properties	92,490	2,631
Mack-Cali Realty	22,553	600
Mid-America Apartment Communities	41,200	4,200
Monogram Residential Trust	13,042	126
National Health Investors	68,200	5,151
Outfront Media	860	20
Piedmont Office Realty Trust, Cl A	266,495	5,647
PS Business Parks	3,573	451
Quality Care Properties *	4,702	80
Retail Properties of America, Cl A	313,500	3,856
RLJ Lodging Trust	25,279	514
RMR Group	5,264	259
Ryman Hospitality Properties	11,541	743
Select Income	197,068	4,702
Sun Communities	7,501	646
Tanger Factory Outlet Centers	32,399	844
Uniti Group	28,255	707

		39,672

Telecommunication Services – 5.1%
AT&T	666,915	25,696

SEI Institutional Investments Trust / Annual Report / May 31, 2017	93

SCHEDULE OF INVESTMENTS

May 31, 2017

U.S. Managed Volatility Fund  (Concluded)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
BCE	125,300	$5,678
Hawaiian Telcom Holdco *	8,211	206
NTT DOCOMO ADR	135,700	3,338
Rogers Communications, Cl B	12,017	561
SK Telecom ADR	207,600	5,215
TELUS	55,200	1,878
TELUS Toronto Stock Exchange	146,700	4,990
Verizon Communications	584,261	27,250

		74,812

Utilities – 10.9%
AES	183,854	2,147
ALLETE	6,266	460
Ameren	156,900	8,904
American Electric Power	246,780	17,714
Avista	7,223	309
California Water Service Group	6,356	220
CenterPoint Energy	125,670	3,595
CMS Energy	72,539	3,439
Consolidated Edison	113,700	9,413
DTE Energy	37,600	4,118
Edison International	163,792	13,361
El Paso Electric	13,695	740
Entergy	191,073	15,106
Exelon	581,162	21,102
FirstEnergy	284,740	8,326
Hawaiian Electric Industries	61,343	2,033
IDACORP	8,166	713
MGE Energy	3,791	247
Northwest Natural Gas	10,385	636
NorthWestern	12,362	766
OGE Energy	7,273	259
PG&E	73,464	5,023
Pinnacle West Capital	112,198	9,913
PNM Resources	9,426	363
Portland General Electric	136,086	6,442
PPL	118,025	4,710
Public Service Enterprise Group	362,211	16,267
Southwest Gas Holdings	9,371	746
Spire	1,217	86
UGI	4,945	253
Unitil	13,129	625
Vectren	7,267	446
Xcel Energy	56,081	2,687

		161,169

Total Common Stock (Cost $1,173,906) ($ Thousands)		1,445,760

		Market Value
Description	Shares	($ Thousands)

CASH EQUIVALENT – 2.2%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**†	32,607,175	$32,607

Total Cash Equivalent (Cost $32,607) ($ Thousands)		32,607

Total Investments – 99.8% (Cost $1,206,513) ($ Thousands)		$1,478,367

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	177	Jun-2017	$208

Percentages are based on Net Assets of $1,481,081 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2017.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

ADR – American Depositary Receipt

Cl – Class

S&P– Standard & Poor’s

Ser – Series

As of May 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

The following is a list of the level of inputs used as of May 31, 2017, in valuing other financial instruments carried at value ($ Thousands):

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$208	$–	$–	$208

Total Other Financial Instruments	$208	$–	$–	$208

*Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

94	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SCHEDULE OF INVESTMENTS

May 31, 2017

Global Managed Volatility Fund

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK – 96.6%

Australia – 2.4%
AGL Energy	327,746	$6,429
ASX	9,463	360
Aurizon Holdings	406,697	1,665
AusNet Services	848,299	1,071
Coca-Cola Amatil	217,852	1,515
Cochlear	6,125	668
Computershare	38,286	411
Crown	37,550	362
CSL	46,628	4,488
Flight Centre Travel Group	27,315	727
Harvey Norman Holdings	24,581	69
LendLease Group	127,258	1,547
Mirvac Group ††	1,783,100	3,027
Orica	60,277	883
Rio Tinto	28,001	1,309
Sonic Healthcare	74,881	1,291
South32	935,414	1,838
Stockland ††	222,254	781
Telstra	1,576,155	5,163
Wesfarmers	184,141	5,854

		39,458

Austria – 0.8%
Agrana Beteiligungs	1,957	225
Erste Group Bank	12,246	445
EVN	2,534	37
Flughafen Wien	5,554	211
Oberbank	489	42
Oesterreichische Post	110,402	4,798
OMV	11,828	617
Raiffeisen International Bank Holding	23,299	615
Telekom Austria, Cl A	83,589	686
Verbund, Cl A	39,270	733
Voestalpine	110,326	5,000

		13,409

Belgium – 0.5%
Bekaert	3,421	178
bpost	109,000	2,654
Colruyt	40,999	2,271
Elia System Operator	8,026	470
Proximus	75,810	2,727

		8,300

Canada – 5.8%
Agellan ††	2,900	24
Atco, Cl I	61,261	2,311
Bank of Montreal	115,593	7,760
Barrick Gold	133,100	2,201
BCE	90,846	4,117
Canadian Imperial Bank of Commerce	16,719	1,307
Canadian Tire, Cl A	70,550	8,031
Capital Power	14,500	272

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
CCL Industries, Cl B	10,929	$2,583
Cineplex	5,180	196
Constellation Software	2,727	1,410
Dollarama	39,121	3,624
Emera	43,754	1,561
Empire, Cl A	17,757	269
First Capital Realty	44,055	657
George Weston	39,822	3,600
H&R ††	64,794	1,100
Intact Financial	33,251	2,284
Jean Coutu Group, Cl A	20,271	333
Killam Apartment ††	12,013	113
Kinross Gold *	203,900	882
Loblaw	35,100	1,984
Metro, Cl A	246,965	8,272
Morguard ††	6,927	76
National Bank of Canada	182,894	7,215
New Flyer Industries	45,500	1,872
Open Text	24,581	802
Pure ††	181,800	911
RioCan ††	76,873	1,440
Rogers Communications, Cl B	110,777	5,167
Rogers Sugar	23,300	108
Royal Bank of Canada	61,414	4,245
Saputo	30,085	1,005
Shaw Communications, Cl B	123,365	2,636
Smart ††	3,746	85
TELUS	174,200	5,925
TMX Group	43,300	2,288
Toronto-Dominion Bank	142,294	6,784
Valener	4,217	71

		95,521

Denmark – 1.2%
Carlsberg, Cl B	46,004	5,013
Coloplast, Cl B	7,931	680
Danske Bank	116,800	4,391
GN Store Nord	41,462	1,266
ISS	15,010	623
Novo Nordisk, Cl B	112,461	4,783
Royal Unibrew	5,911	273
Schouw	678	73
TDC	168,566	1,007
William Demant Holding *	64,252	1,687

		19,796

Finland – 0.1%
Aspo	3,245	32
DNA	7,166	102
Orion, Cl B	33,608	2,177
Raisio, Cl V	8,840	36

		2,347

SEI Institutional Investments Trust / Annual Report / May 31, 2017	95

SCHEDULE OF INVESTMENTS

May 31, 2017

Global Managed Volatility Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)

France – 2.5%
Aeroports de Paris	14,530	$2,223
Atos	76,940	11,049
Bastide le Confort Medical	1,451	57
Boiron	809	80
Cie des Alpes	4,246	123
Credit Agricole	53,645	823
Dassault Aviation	213	318
Dassault Systemes	4,229	391
Eutelsat Communications	37,153	957
Fountaine Pajot	345	32
Gaz de France	3,457	53
Groupe Guillin	3,390	158
Ipsen	5,280	666
Metropole Television	37,331	890
Rallye	11,776	252
Rubis SCA	12,827	1,488
Sanofi-Aventis	115,800	11,481
SES Global, Cl A	43,606	1,080
TOTAL	149,100	7,925
Vilmorin & Cie	773	66

		40,112

Germany – 1.4%
Aareal Bank	18,668	781
Bijou Brigitte	740	49
Celesio	160,989	4,796
Freenet	97,457	3,483
Homag Group	1,506	96
Hornbach Holding & KGaA	825	67
KWS Saat	774	318
MAN	821	87
Merck KGaA	12,006	1,451
Metro	57,567	1,929
Muenchener Rueckversicherungs	24,500	4,842
MVV Energie	1,870	46
Rhoen Klinikum	46,775	1,410
Suedzucker	31,368	672
Talanx	60,400	2,239
Zalando *,(A)	4	–

		22,266

Hong Kong – 3.4%
ASM Pacific Technology	196,500	2,819
BOC Hong Kong Holdings	264,500	1,193
Cheung Kong Infrastructure Holdings	535,925	4,618
Chinney Investments	88,000	40
CLP Holdings	1,453,691	15,894
First Pacific	467,280	366
Fountain SET Holdings	386,000	50
Guoco Group	1,000	12
Hang Lung Group	24,000	100
Hang Seng Bank	37,511	792

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
HK Electric Investments & HK Electric
Investments (A)	1,071,521	$982
HKT Trust & HKT	1,971,686	2,581
Hong Kong & China Gas	309,000	661
Hongkong & Shanghai Hotels	33,500	39
Hopewell Holdings	28,000	105
Hysan Development	62,684	296
Kerry Properties	132,643	469
Langham Hospitality Investments and
Langham Hospitality Investments	490,500	205
Li & Fung	616,000	254
Link ††	545,538	4,306
MTR	339,843	1,936
New World Development	416,000	518
NWS Holdings	136,989	265
PCCW	1,668,542	972
Power Assets Holdings	219,587	1,967
Regal Hotels International Holdings	164,000	135
Shangri-La Asia	117,812	180
SmarTone Telecommunications Holdings	815,500	1,093
Sun Hung Kai Properties	281,000	4,158
Sunlight ††	143,943	92
Swire Pacific, Cl A	119,621	1,177
Transport International Holdings	14,000	46
WH Group (A)	3,171,859	2,971
Wheelock	119,135	891
Yue Yuen Industrial Holdings	712,000	2,837

		55,020

Ireland – 0.0%
Hibernia ††	52,290	82
Irish Residential Properties ††	50,199	74
Total Produce	101,736	235

		391

Israel – 1.9%
Amot Investments	204,241	1,031
Bank Hapoalim	1,389,425	9,257
Bank Leumi Le-Israel *	1,543,773	7,551
Foresight Autonomous Holdings *	27,509	53
Israel Discount Bank, Cl A *	388,760	1,011
Malam - Team	731	79
Mizrahi Tefahot Bank	380,700	6,783
Orbotech *	82,600	2,947
Rami Levy Chain Stores Hashikma
Marketing 2006	5,427	276
Shufersal	261,032	1,445
Strauss Group	17,931	327

		30,760

Italy – 0.2%
Ascopiave	80,433	328
Hera	799,410	2,634
Iren	353,109	852

96	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Parmalat	20,771	$71

		3,885

Japan – 8.6%
Aeon Hokkaido	16,000	86
Ahjikan	6,100	70
Albis	1,900	80
Alfresa Holdings	3,700	71
Alpen	14,900	261
Aozora Bank	925,309	3,405
Asahi Glass	17,000	139
Ashikaga Holdings	570,100	2,232
Astellas Pharma	351,900	4,450
Atsugi	252,000	278
Best Bridal	7,200	36
Brother Industries	8,000	178
Can Do	7,816	118
Canon	64,200	2,194
Central Sports	2,200	84
Choushimaru	100	4
COMSYS Holdings	144,300	3,061
Cota	6,380	69
Daiichi Sankyo	130,595	2,868
Daiki Aluminium Industry	16,000	88
Daisyo	4,100	64
Dydo Drinco	17,196	860
Earth Chemical	9,700	516
EDION	3,900	37
Eisai	48,500	2,559
Feed One	50,100	100
Fuji Oil Holdings	107,100	2,611
Fujiya	107,000	248
Geo Holdings	78,800	832
Gfoot	10,500	74
Gourmet Kineya	8,000	79
HABA Laboratories	1,000	34
Hakudo	6,900	103
Heiwa	22,900	499
Hoya	34,872	1,720
Idemitsu Kosan	1,200	34
Itochu	44,700	636
Itochu-Shokuhin	953	41
Japan Airlines	60,500	1,775
Japan Senior Living Investment ††	23	29
Japan Tobacco	52,300	1,968
J-Oil Mills	2,800	102
Jolly - Pasta	1,800	25
Kadoya Sesame Mills	1,500	74
Kakiyasu Honten	4,300	76
Kato Sangyo	17,400	442
KDDI	267,710	7,422
Keiyo	40,000	261
Key Coffee	8,300	164

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
KFC Holdings Japan	10,173	$182
Kisoji	2,600	60
Kohnan Shoji	171,554	3,301
Kourakuen Holdings	15,100	252
K’s Holdings	191,100	3,940
Kuraray	144,500	2,602
Kurimoto	10,000	177
Kyokuyo	17,200	475
Kyorin	22,400	462
Kyowa Electronic Instruments	7,500	30
Kyowa Exeo	191,900	3,193
Mars Engineering	4,700	100
Marubeni	219,500	1,358
Marudai Food	9,836	46
Matsuya Foods	8,830	332
McDonald’s Holdings Japan	28,000	1,004
Medipal Holdings	11,600	214
Ministop	22,467	460
Mitsubishi	26,300	527
Mitsubishi Gas Chemical	73,100	1,510
Mitsubishi Tanabe Pharma	375,900	8,372
Mitsui	150,900	2,041
Mitsui Sugar	3,700	110
Mochida Pharmaceutical	2,800	198
Mory Industries	2,000	41
MOS Food Services	14,746	455
Mr Max	35,812	155
Nagatanien Holdings	13,000	165
Nakayama Steel Works	9,800	58
Natori	7,700	137
Nihon Eslead	5,800	93
Nihon Shokuhin Kako	7,386	35
Nihon Yamamura Glass	6,000	10
Nintendo	5,900	1,795
Nippon Beet Sugar Manufacturing	3,000	60
Nippon Express	85,863	530
Nippon Flour Mills	178,842	2,840
Nippon Telegraph & Telephone	309,100	14,837
Nisshin Oillio Group	80,249	475
Nissui Pharmaceutical	8,900	112
NTT DoCoMo	328,942	8,082
Ohsho Food Service	3,600	133
Okinawa Electric Power	20,460	501
Ootoya Holdings	1,900	35
Oracle Japan	26,454	1,560
Osaka Gas	1,169,578	4,625
Otsuka	2,500	154
OUG Holdings	35,000	84
PIA	2,400	76
Plenus	4,400	92
Proto	1,500	23
Renaissance	9,600	175

SEI Institutional Investments Trust / Annual Report / May 31, 2017	97

SCHEDULE OF INVESTMENTS

May 31, 2017

Global Managed Volatility Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Rhythm Watch	16,000	$32
Rock Field	3,620	66
Sagami Chain	16,300	206
Sega Sammy Holdings	9,800	124
Sekisui Chemical	164,600	2,896
Senko	371,600	2,282
Senshu Ikeda Holdings	650,300	2,658
Shibusawa Warehouse	10,000	32
Shikibo	8,000	10
Shimachu	74,400	1,737
Shoei Foods	7,000	191
Showa Sangyo	2,000	11
SKY Perfect JSAT Holdings	378,000	1,658
Starts Proceed Investment ††	149	198
Starzen	7,700	320
Studio Alice	8,208	177
Sumitomo	22,700	290
Sumitomo Bakelite	472,000	3,286
Sumitomo Osaka Cement	694,000	3,037
Suzuken	1,500	49
Takara Holdings	38,100	397
Takeda Pharmaceutical	11,200	578
Takihyo	14,000	58
Tear	4,900	34
Toho	6,700	177
Tokai	2,277	90
Tokyo Gas	111,000	577
Tokyo Theatres	17,000	21
Tomoe Engineering	4,000	64
Toppan Printing	15,000	165
Toshiba Plant Systems & Services	194,400	2,897
Trend Micro	33,562	1,687
Tsumura	36,600	1,339
VIA Holdings	18,000	155
Vital KSK Holdings	32,600	280
WIN-Partners	14,200	154
Wood One	10,000	27
Yellow Hat	7,000	169
Yoshinoya Holdings	59,000	956
Zensho Holdings	7,800	142
ZERIA Pharmaceutical	5,000	77

		140,745

Luxembourg – 0.1%
RTL Group	11,656	908

Netherlands – 0.3%
ABN AMRO Group (A)	38,335	990
Amsterdam Commodities	2,334	69
ForFarmers	24,652	260
Gemalto	3,329	198
Heineken Holding	1,047	97
NN Group	107,100	3,854

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Sligro Food Group	1,581	$72

		5,540

New Zealand – 1.3%
Air New Zealand	153,989	314
Argosy Property	548,186	401
Arvida Group	55,833	54
Auckland International Airport	200,212	993
Chorus	158,114	507
Contact Energy	822,105	3,011
Fisher & Paykel Healthcare	240,800	1,829
Fletcher Building	977,541	5,245
Freightways	82,976	449
Genesis Energy	411,236	667
Goodman Property Trust ††	280,348	252
Infratil	25,128	54
Kiwi Property Group ††	942,772	963
Mainfreight	37,867	609
Mercury NZ	283,423	654
Meridian Energy	109,580	222
Metlifecare	45,998	179
Property for Industry	23,622	27
Restaurant Brands New Zealand	54,380	219
Ryman Healthcare	89,763	531
Sanford	8,999	46
SKY Network Television	143,438	367
Spark New Zealand	926,168	2,471
Steel & Tube Holdings	33,559	59
Stride Property Group	36,083	44
Summerset Group Holdings	101,823	353

		20,520

Norway – 0.7%
Atea	21,284	260
Marine Harvest	112,669	1,980
Orkla	475,586	4,769
Telenor	225,812	3,740

		10,749

Portugal – 0.2%
Jeronimo Martins	22,094	440
REN - Redes Energeticas Nacionais	1,073,608	3,469

		3,909

Singapore – 2.2%
AIMS AMP Capital Industrial ††	39,200	40
Ascendas ††	1,975,000	3,740
Ascendas Hospitality Trust ††	108,700	61
BreadTalk Group	59,500	70
Cache Logistics Trust ††	612,400	392
CapitaLand Commercial Trust ††	1,501,248	1,801
CapitaLand Mall Trust ††	2,917,600	4,197
CDL Hospitality Trusts ††	175,700	206
ComfortDelGro	496,119	861

98	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Dairy Farm International Holdings	16,600	$133
DBS Group Holdings	330,900	4,896
Global Logistic Properties	109,800	230
Hutchison Port Holdings Trust, Cl U	939,316	381
KSH Holdings *	272,800	177
Mapletree Industrial Trust ††	1,990,100	2,625
OUE	434,600	614
Sheng Siong Group	328,900	231
Singapore Airlines	38,238	277
Singapore Airport Terminal Services	129,100	480
Singapore Press Holdings	337,208	773
Singapore Technologies Engineering	243,100	654
Soilbuild Business Space REIT ††	213,000	106
SPH ††	481,700	348
StarHub	607,192	1,185
Suntec ††	86,222	114
United Overseas Bank	185,800	3,086
UOL Group	489,700	2,478
Venture	460,800	4,307
Viva Industrial Trust ††	160,200	97
Wilmar International	552,511	1,414

		35,974

Spain – 0.7%
Bankinter	187,093	1,724
Ebro Foods	92,913	2,197
Endesa	241,000	6,021
Iberdrola	103,765	828

		10,770

Sweden – 1.1%
AarhusKarlshamn	4,311	323
Axfood	90,192	1,512
ICA Gruppen	94,186	3,400
KNOW IT	4,507	70
Svenska Cellulosa, Cl B	116,757	4,128
Swedish Match	181,752	6,143
Tele2, Cl B	46,644	481
TeliaSonera	263,983	1,211

		17,268

Switzerland – 4.6%
ABB	70,161	1,764
Allreal Holding	9,035	1,669
Alpiq Holding	216	18
Barry Callebaut	1,443	2,073
Bell	114	51
BKW	6,820	415
Cembra Money Bank	31,500	2,971
Chocoladefabriken Lindt & Spruengli	9	661
Coca-Cola HBC	28,511	829
Conzzeta	66	65
Dufry Group *	2,537	418
EMS-Chemie Holding	4,265	3,000

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Flughafen Zuerich	7,844	$1,946
Intershop Holding	697	346
Kaba Holding	746	674
Kuehne + Nagel International	1,482	239
Mobimo Holding	1,035	292
Nestle	142,014	12,131
Novartis	88,113	7,222
Orior	3,186	248
Pargesa Holding	2,613	203
Roche Holding	44,492	12,223
Romande Energie Holding	20	27
Schindler Holding	7,556	1,622
SGS	376	896
Sika	73	471
Sonova Holding	15,640	2,593
St. Galler Kantonalbank	131	57
Swiss Life Holding	15,700	5,243
Swiss Prime Site	27,203	2,508
Swiss Re	80,500	7,346
Swisscom	7,534	3,616
Valora Holding	2,712	894
Ypsomed Holding	3,771	815

		75,546

United Kingdom – 4.2%
A.G. Barr	9,372	80
Amino Technologies	28,544	77
BAE Systems	825,700	7,094
BCA Marketplace	214,886	571
British American Tobacco	42,069	3,003
Britvic	98,341	889
Carnival	5,247	337
Character Group	5,143	33
Close Brothers Group	45,345	937
Compass Group	1	–
Cranswick	11,032	422
Diageo	97,724	2,936
Direct Line Insurance Group	386,600	1,740
GlaxoSmithKline	586,883	12,906
Greggs	9,129	128
Hill & Smith Holdings	13,097	243
Imperial Brands	148,423	6,953
J D Wetherspoon	224,700	2,985
JD Sports Fashion	4,180	24
John Menzies	26,873	246
Kingfisher	1,006,836	4,226
Lloyds Banking Group	202,482	185
Lookers	451,200	749
Melrose Industries	53,700	166
Merlin Entertainments (A)	1	–
Moneysupermarket.com Group	65,498	295
National Express Group	194,516	931
National Grid	193,141	2,717

SEI Institutional Investments Trust / Annual Report / May 31, 2017	99

SCHEDULE OF INVESTMENTS

May 31, 2017

Global Managed Volatility Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
QinetiQ	165,935	$669
Rentokil Initial	30,621	105
Rightmove	29,592	1,656
Royal Mail	508,900	2,900
Sage Group	4,901	46
Secure Income REIT ††	6,269	28
Softcat	34,364	193
SSE	412,443	8,013
Standard Life Investment Property Income Trust ††	95,254	109
Tate & Lyle	365,653	3,484
Tritax Big Box ††	256,964	489

		68,565

United States – 52.4%
Consumer Discretionary – 5.4%
AutoZone *	84	51
Brinker International	37,600	1,475
Carnival, Cl A	28,182	1,806
Children’s Place	20,600	2,229
Comcast, Cl A	285,420	11,899
Cooper-Standard Holdings *	26,300	2,841
CST Brands	93,297	4,509
Darden Restaurants	96,346	8,568
Dick’s Sporting Goods	6,628	273
Dollar General	15,053	1,105
Foot Locker	33,600	1,996
Gap	139,295	3,134
Home Depot	29,421	4,516
Interpublic Group	56,211	1,401
Kimball International, Cl B	3,101	53
Kohl’s	47,300	1,818
Live Nation *	49,028	1,691
McDonald’s	79,494	11,995
New York Times, Cl A	26,063	459
Playa Hotels & Resorts *	10,082	105
Priceline Group *	490	920
RCI Hospitality Holdings	17,658	367
Scholastic	15,162	645
Sirius XM Holdings	766,915	4,026
Target	179,500	9,899
TopBuild *	13,398	717
Viacom, Cl B	37,600	1,308
Walt Disney	105,987	11,440

		91,246

Consumer Staples – 9.8%
Alliance One International *	358	4
Altria Group	173,875	13,117
Blue Buffalo Pet Products *	62,537	1,469
Bunge	52,400	4,190
Church & Dwight	56,671	2,928
Clorox	78,985	10,721

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Coca-Cola	94,657	$4,304
Colgate-Palmolive	63,798	4,872
Costco Wholesale	32,707	5,901
CVS Health	135,500	10,410
Dr. Pepper Snapple Group	22,665	2,104
Estee Lauder, Cl A	36,403	3,427
Fresh Del Monte Produce	117,609	5,960
Hershey	13,875	1,599
HRG Group *	25,787	489
Ingredion	28,500	3,252
J&J Snack Foods	3,439	447
Kellogg	45,902	3,287
Kimberly-Clark	38,376	4,978
Kroger	127,800	3,806
Medifast	4,633	193
Nutraceutical International	7,939	331
Oil-Dri Corp of America	838	29
PepsiCo	58,935	6,888
Philip Morris International	35,828	4,292
Procter & Gamble	95,517	8,414
Sanderson Farms	27,800	3,300
Spectrum Brands Holdings	30,278	4,071
Sysco	205,582	11,217
Tyson Foods, Cl A	108,450	6,218
Universal	67,686	4,494
Vector Group	30,067	654
Wal-Mart Stores	288,027	22,639

		160,005

Energy – 0.7%
ExxonMobil	73,900	5,949
Valero Energy	76,400	4,696

		10,645

Financials – 8.0%
AGNC Investment ††	406,398	8,449
Allstate	65,800	5,681
American Financial Group	31,700	3,165
American National Insurance	383	45
Annaly Capital Management ††	959,651	11,497
Apollo Commercial Real Estate Finance ††	157,800	2,913
Ares Commercial Real Estate ††	55,564	735
Axis Capital Holdings	58,900	3,863
BankFinancial	5,431	80
BB&T	60,200	2,507
Beneficial Bancorp	66,263	971
Berkshire Hathaway, Cl B *	117,942	19,493
Blackstone Mortgage Trust, Cl A ††	108,500	3,369
Capitol Federal Financial	81,889	1,132
Charter Financial	26,998	483
Chimera Investment ††	178,600	3,322
Citizens Financial Group	51,760	1,765
Clifton Bancorp	7,655	124

100	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Everest Re Group	34,100	$8,684
First Northwest Bancorp *	691	11
Hartford Financial Services Group	94,900	4,687
JPMorgan Chase	31,841	2,616
Kearny Financial	60,970	850
Lincoln National	22,739	1,478
Meridian Bancorp	2,134	35
MetLife	88,263	4,465
MTGE Investment ††	13,467	246
National Western Life Group, Cl A	150	46
Northfield Bancorp	27,405	451
Northwest Bancshares	21,109	325
PNC Financial Services Group	24,500	2,908
Provident Financial Holdings	9,453	180
Prudential Financial	11,900	1,248
Reinsurance Group of America, Cl A	35,400	4,408
Starwood Property Trust ††	154,200	3,395
Territorial Bancorp	1,769	53
Travelers	110,500	13,796
Two Harbors Investment ††	304,200	3,036
Voya Financial	124,554	4,257
Washington Federal	2,540	81
Waterstone Financial	59,003	1,115
Zions Bancorporation	20,995	841

		128,806

Health Care – 10.5%
AbbVie	111,566	7,366
AmerisourceBergen	14,391	1,321
Amgen	21,085	3,273
Anthem	17,900	3,264
Baxter International	15,663	929
Bio-Rad Laboratories, Cl A *	22,587	5,048
C.R. Bard	5,031	1,547
Cardinal Health	58,200	4,324
Chemed	21,575	4,416
Cigna	17,400	2,805
Danaher	54,590	4,637
DaVita HealthCare Partners *	52,431	3,474
Express Scripts Holding *	7,965	476
Gilead Sciences	69,017	4,478
HCA Healthcare *	67,000	5,488
Henry Schein *	15,550	2,861
Hill-Rom Holdings	391	30
Intuitive Surgical *	4,340	3,970
Johnson & Johnson	231,583	29,700
LifePoint Hospitals *	45,600	2,772
Masimo *	30,844	2,685
Merck	335,257	21,829
Mettler Toledo International *	8,830	5,146
National Healthcare	16,031	1,098
Owens & Minor	114,181	3,640
PerkinElmer	5,222	329

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Pfizer	555,317	$18,131
PRA Health Sciences *	2,786	201
Prestige Brands Holdings *	1,307	66
Quest Diagnostics	107,480	11,691
Teleflex	23,611	4,723
United Therapeutics *	35,431	4,283
UnitedHealth Group	2,676	469
Varian Medical Systems *	25,739	2,549
Zoetis, Cl A	4,462	278

		169,297

Industrials – 3.8%
Boeing	46,800	8,781
Deere	40,700	4,984
Expeditors International of Washington	4,267	228
General Electric	114,921	3,147
L3 Technologies	4,530	764
Lockheed Martin	1,609	452
Manpowergroup	33,241	3,386
Northrop Grumman	2,893	750
Republic Services, Cl A	204,756	13,024
United Parcel Service, Cl B	33,594	3,560
United Technologies	88,719	10,760
Waste Management	200,948	14,651

		64,487

Information Technology – 5.3%
Amdocs	185,093	11,990
Apple	104,400	15,948
AVX	18,576	304
Cisco Systems	415,525	13,101
CSG Systems International	46,100	1,839
Dell Technologies, Cl V *	7,668	532
DST Systems	7,366	890
IAC *	23,943	2,546
Intel	150,500	5,435
International Business Machines	44,100	6,731
Jack Henry & Associates	2,888	307
Kla-Tencor	2,856	297
Mastercard, Cl A	23,444	2,881
Motorola Solutions	74,200	6,201
NetApp	35,467	1,436
QUALCOMM	60,400	3,459
Sykes Enterprises *	78,300	2,610
Symantec	119,823	3,632
Synopsys *	32,882	2,462
Travelport Worldwide	14,068	190
VMware, Cl A *	34,865	3,387

		86,178

Materials – 0.9%
Bemis	71,900	3,210
Kaiser Aluminum	65,297	5,378
Reliance Steel & Aluminum	50,130	3,657

SEI Institutional Investments Trust / Annual Report / May 31, 2017	101

SCHEDULE OF INVESTMENTS

May 31, 2017

Global Managed Volatility Fund  (Concluded)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Sonoco Products	49,900	$2,530

		14,775

Real Estate – 1.1%
Apple Hospitality ††	3,068	57
Getty Realty ††	103,000	2,590
National Health Investors ††	50,100	3,784
NorthStar Realty Europe ††	42,973	524
Piedmont Office Realty Trust, Cl A ††	192,900	4,088
Select Income ††	83,500	1,992
Senior Housing Properties Trust ††	268,100	5,668

		18,703

Telecommunication Services – 1.9%
AT&T	235,600	9,078
BCE	166,321	7,541
Hawaiian Telcom Holdco *	2,876	72
NII Holdings *	142,890	81
Verizon Communications	267,200	12,462

		29,234

Utilities – 5.0%
Ameren	74,600	4,234
American Electric Power	171,600	12,317
Consolidated Edison	103,900	8,602
Edison International	95,600	7,798
Entergy	82,900	6,554
Exelon	145,641	5,288
FirstEnergy	342,500	10,015
Pinnacle West Capital	43,900	3,879
Public Service Enterprise Group	230,400	10,347
SCANA	85,756	5,849
Southern	78,143	3,955
Unitil	12,776	608
Xcel Energy	72,695	3,483

		82,929

		856,305

Total Common Stock (Cost $1,407,615) ($ Thousands)		1,578,064

PREFERRED STOCK – 0.1%
Germany – 0.1%
Henkel	9,883	1,388

Sweden – 0.0%
Akelius Residential Property	10,930	404

Total Preferred Stock (Cost $1,644) ($ Thousands)		1,792

		Market Value
Description	Shares	($ Thousands)

CASH EQUIVALENT – 1.8%
SEI Daily Income Trust, Government Fund, Cl F
0.620% **†	$28,866	$28,866

Total Cash Equivalent (Cost $28,866) ($ Thousands)		28,866

Total Investments – 98.5% (Cost $1,438,125) ($ Thousands)		$1,608,722

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	94	Jun-2017	$(8)
FTSE 100 Index	23	Jun-2017	–
Hang Seng Index	2	Jun-2017	–
S&P 500 Index E-MINI	128	Jun-2017	19
SPI 200 Index	8	Jun-2017	(5)
Topix Index	15	Jun-2017	(7)

			$(1)

102	SEI Institutional Investments Trust / Annual Report / May 31, 2017

A list of the open forward foreign currency contracts held by the Fund at May 31, 2017, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
06/29/17	USD	19	SEK	162	$—
06/29/17	USD	48	NOK	398	—
06/29/17	USD	70	DKK	467	—
06/29/17	USD	112	SGD	155	—
06/29/17	USD	144	NZD	203	—
06/29/17	USD	173	AUD	232	—
06/29/17	USD	176	HKD	1,369	—
06/29/17	USD	334	CAD	450	(1)
06/29/17	USD	339	CHF	329	2
06/29/17	USD	419	GBP	325	1
06/29/17	USD	524	EUR	468	3
06/29/17	USD	812	JPY	90,056	3
06/29/17	NZD	15,188	USD	10,669	(99)
06/29/17	SGD	354	USD	256	—
06/29/17	SGD	24,350	USD	17,542	(71)
06/29/17	AUD	29,273	USD	21,923	148
06/29/17	GBP	28,813	USD	37,426	201
06/29/17	GBP	376	USD	481	(4)
06/29/17	CHF	36,202	USD	37,311	(191)
06/29/17	SEK	57,209	USD	6,595	(13)
06/29/17	DKK	58,921	USD	8,900	(24)
06/29/17	EUR	60,299	USD	67,806	(103)
06/29/17	NOK	63,197	USD	7,571	61
06/29/17	NOK	49	USD	6	—
06/29/17	CAD	65,592	USD	48,655	58
06/29/17	CAD	1,284	USD	951	(2)
06/29/17	HKD	201,084	USD	25,836	11
06/29/17	HKD	3,569	USD	4,028	—
06/29/17	JPY	7,962,749	USD	71,737	(373)

					$(393)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at May 31, 2017, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Brown Brothers Harriman	$(367,691)	$367,298	$(393)

Percentages are based on a Net Assets of $1,633,683 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2017.
†	Investment in Affiliated Security.
††	Real Estate Investment Trust.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $4,943 ($ Thousands), representing 0.40% of the Net Assets of the Fund.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,555,142	$22,922	$–	$1,578,064
Preferred Stock	1,792	–	–	1,792
Cash Equivalent	28,866	–	–	28,866

Total Investments in Securities	$1,585,800	$22,922	$–	$1,608,722

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$19	$—	$—	$19
Unrealized Depreciation	(20)	–	–	(20)
Forwards Contracts *
Unrealized Appreciation	–	488	–	488
Unrealized Depreciation	–	(881)	–	(881)

Total Other Financial Instruments	$(1)	$(393)	$—	$(394)

* Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2017, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	103

SCHEDULE OF INVESTMENTS

May 31, 2017

World Equity Ex-US Fund

Description	Shares	Market Value ($ Thousands)
COMMON STOCK – 94.6%
Argentina – 0.8%
MercadoLibre	143,594	$39,504
Ternium ADR	78,630	2,046
YPF ADR	1,054,633	26,007

		67,557

Australia – 3.8%
a2 Milk *(A)	10,303,618	24,392
AGL Energy	95,942	1,882
Alumina	16,441,410	23,500
Aristocrat Leisure	859,611	13,951
Asaleo Care	532,168	555
ASX	638,525	24,300
BGP Holdings *	239,898	–
BHP Billiton	1,230,457	21,893
BHP Billiton ADR (A)	320,110	11,233
BlueScope Steel	1,374,644	11,769
Brambles	1,456,426	11,244
CIMIC Group ‡	156,926	4,731
Cochlear	179,913	19,634
CSR	963,037	2,990
Downer	506,364	2,413
Flight Centre Travel Group	382,300	10,177
Fortescue Metals Group	1,503,539	5,429
Goodman Group	961,070	6,081
Macquarie Group	114,380	7,634
Newcrest Mining	1,468,751	23,115
Orora	1,174,995	2,458
OZ Minerals	3,700,769	20,139
Qantas Airways	5,567,848	20,766
SEEK	386,880	4,864
South32	18,884,918	36,898

		312,048

Austria – 1.0%
Erste Group Bank	1,081,115	39,268
Lenzing	10,689	1,917
OMV	10,030	523
Schoeller-Bleckmann Oilfield Equipment	217,345	14,865
Voestalpine	487,393	22,090

		78,663

Belgium – 0.1%
AGFA-Gevaert *	120,446	551
Bekaert	10,935	569
KBC Group	81,740	6,157
Proximus	43,117	1,551
UCB	17,473	1,234

		10,062

Brazil – 1.5%
Banco Bradesco ADR (A)	2,408,038	20,420
Banco do Brasil	380,625	3,322
Cia Energetica de Minas Gerais ADR (A)	246,401	564

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cia Vale do Rio Doce ADR, Cl B (A)	3,241,716	$27,133
Cielo	535,740	3,783
Cielo ADR	1,459,800	10,277
Cosan, Cl A	522,789	3,701
EDP - Energias do Brasil	408,200	1,688
Gerdau ADR (A)	6,383,722	18,513
Hypermarcas	2,785,885	25,344
Light	305,700	2,007
TIM Participacoes	1,947,715	5,940

		122,692

Canada – 4.5%
Bank of Montreal	379,400	25,468
Canadian Imperial Bank of Commerce	309,200	24,178
Capital Power	72,700	1,365
Cascades	63,768	775
Celestica *	130,200	1,790
CI Financial	596,800	11,864
Cogeco Communications	9,000	526
Constellation Software	36,664	18,963
Dollarama	93,100	8,625
Element Fleet Management	2,068,300	13,108
Fairfax Financial Holdings (A)	40,666	17,844
Genworth MI Canada (A)	132,735	3,005
George Weston	50,200	4,538
Gran Tierra Energy *	4,760,011	11,091
Industrial Alliance Insurance & Financial
Services	82,200	3,043
Interfor *	106,100	1,385
Linamar	175,400	7,958
Magna International, Cl A	660,656	29,577
Maple Leaf Foods	279,973	7,114
Norbord	31,200	889
Quebecor, Cl B	378,210	11,522
Restaurant Brands International	231,194	14,147
Ritchie Bros Auctioneers (A)	286,821	8,903
Rogers Communications, Cl B	619,709	28,904
Royal Bank of Canada	438,500	30,312
Russel Metals	69,900	1,304
Teck Cominco, Cl B	1,167,347	20,785
TMX Group	478,070	25,261
Toronto-Dominion Bank	395,300	18,848
TransCanada	188,800	8,766
West Fraser Timber	164,888	7,179

		369,037

Chile – 0.0%
Enel Americas ADR	212,485	1,995
Enel Chile ADR	230,029	1,256

		3,251

China – 2.8%
Agricultural Bank of China	28,170,000	13,665
Alibaba Group Holding ADR *(A)	441,070	54,013

104	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Baidu ADR *	95,852	$17,838
BYD (A)	1,913,000	11,428
China Coal Energy	1,318,000	579
China Life Insurance	9,966,000	32,741
China National Building Material	2,374,000	1,319
China Oilfield Services	15,038,000	13,026
China Petroleum & Chemical	2,416,000	1,981
China Shenhua Energy	509,500	1,241
China Telecom	9,116,000	4,527
Ctrip.com International ADR *(A)	266,100	14,542
Kunlun Energy	20,778,000	18,612
Momo ADR *	846,268	32,192
NetEase ADR	27,990	7,971

		225,675

Colombia – 0.4%
Bancolombia ADR, Cl R (A)	402,679	17,722
Ecopetrol ADR	1,570,021	14,334

		32,056

Czech Republic – 0.1%
Komercni Banka	299,394	11,940

Denmark – 1.6%
DSV	305,133	18,591
Genmab *	35,245	7,527
GN Store Nord	50,732	1,549
H Lundbeck	280,661	14,988
Nets *	793,145	15,921
Novo Nordisk, Cl B	352,406	14,989
Novozymes, Cl B	272,289	12,339
Pandora	106,304	10,083
Vestas Wind Systems	366,812	32,629

		128,616

Finland – 1.1%
Cargotec, Cl B	7,288	434
Elisa, Cl A	204,040	7,955
Kone, Cl B (A)	292,069	14,487
Neste Oil (A)	467,312	18,597
Nokian Renkaat	100,360	4,106
Orion, Cl B	176,467	11,430
Sampo, Cl A	244,166	12,418
Sanoma	45,013	420
Stora Enso, Cl R	368,337	4,664
UPM-Kymmene	489,116	13,805
Valmet	47,628	928

		89,244

France – 5.6%
Air France-KLM *	472,676	5,342
Air Liquide	168,826	20,598
Airbus Group	254,243	20,891
Amundi (B)	54,986	3,766
Atos	11,564	1,661

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bureau Veritas (A)	515,713	$11,833
CNP Assurances	335,570	7,388
Credit Agricole (A)	568,820	8,725
Criteo ADR *(A)	508,023	26,636
Edenred	499,287	13,183
Essilor International	94,216	12,539
Gaz de France	1,917,089	29,286
Ipsen	44,622	5,632
Kering	24,640	8,157
LafargeHolcim	204,047	12,239
Legrand	250,923	17,220
L’Oreal	132,638	28,406
Nexans	31,998	1,752
Nexity	42,067	2,535
Peugeot	1,079,086	21,296
Publicis Groupe	190,815	14,623
Safran	291,503	25,830
Schneider Electric	268,063	20,667
Societe Generale (A)	362,880	19,044
Sodexo	173,916	23,752
TechnipFMC *	381,388	10,846
Thales	120,691	13,344
TOTAL (A)	503,257	26,751
Valeo	74,500	5,192
Veolia Environnement	1,049,397	23,117
Vinci	127,180	11,116

		453,367

Germany – 5.8%
adidas	42,200	8,079
BASF	180,168	16,986
Bayer	178,910	23,760
Borussia Dortmund GmbH & KGaA	53,625	371
Brenntag	187,541	10,861
Continental	157,111	34,981
Deutsche Boerse	663,433	68,993
Deutsche Euroshop	37,299	1,556
Deutsche Lufthansa	1,353,798	26,329
Deutz	84,126	683
Evotec *	126,053	1,764
Fraport Frankfurt Airport Services Worldwide	41,774	3,390
Fresenius	76,050	6,517
Gerresheimer	105,625	9,055
Hannover Rueck	19,528	2,328
Heidelberger Druckmaschinen *(A)	362,712	986
Henkel	229,171	28,489
Hochtief	106,320	19,578
Hugo Boss	262,643	19,797
Infineon Technologies	1,327,348	29,389
KION Group	183,100	13,560
Kloeckner	64,494	683
Merck KGaA	233,991	28,273
MTU Aero Engines	77,328	10,922

SEI Institutional Investments Trust / Annual Report / May 31, 2017	105

SCHEDULE OF INVESTMENTS

May 31, 2017

World Equity Ex-US Fund  (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
OSRAM Licht	19,497	$1,495
SAP	512,815	55,037
Siemens	258,716	36,962
Siltronic *	12,696	1,139
Software	82,848	3,976
Suedzucker	144,251	3,088
TUI	385,454	5,956

		474,983

Greece – 0.1%
Alpha Bank AE *	5,183,168	11,948

Hong Kong – 3.3%
AAC Technologies Holdings	257,000	2,724
AIA Group	6,929,000	49,128
Anhui Conch Cement	4,587,000	15,216
ASM Pacific Technology	130,800	1,877
Bank of China	76,194,000	38,134
Bright Smart Securities & Commodities Group	1,842,000	586
Chaoda Modern Agriculture *	52,790	1
China Everbright	8,853,200	19,882
China Mobile	44,500	494
China Resources Cement Holdings	2,268,000	1,123
Geely Automobile Holdings	445,000	737
Hang Seng Bank	711,200	15,014
HKT Trust & HKT	1,344,000	1,759
Hong Kong Exchanges & Clearing	1,743,956	44,022
IGG	718,000	978
Kingboard Chemical Holdings	513,500	1,895
Kingboard Laminates Holdings	866,500	1,022
Luye Pharma Group	24,170,000	14,547
Melco International Development	607,000	1,597
Melco Resorts & Entertainment ADR	303,649	6,856
Orient Overseas International	2,370,500	15,043
Road King Infrastructure	464,000	636
Shanghai Fosun Pharmaceutical Group	4,385,000	16,797
Sinotruk Hong Kong	753,000	464
SJM Holdings	21,704,400	21,057
Television Broadcasts	118,200	445
Wharf Holdings	82,000	698
Zhongsheng Group Holdings	323,500	497

		273,229

Hungary – 0.2%
MOL Hungarian Oil & Gas	90,467	7,364
OTP Bank	296,540	9,253

		16,617

India – 2.2%
Axis Bank GDR	386,315	15,105
Bharat Petroleum	1,739,258	20,020
HDFC Bank	371,760	9,428
HDFC Bank ADR	460,784	40,457
Hindustan Petroleum	449,164	3,858

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ICICI Bank ADR	5,212,774	$51,711
Indian Oil	1,993,526	13,269
Jet Airways India *	366,846	2,717
Karnataka Bank	328,632	875
Mangalore Refinery & Petrochemicals *	361,953	736
Oil & Natural Gas	2,282,869	6,263
Oil India	213,715	1,016
Petronet LNG	193,948	1,322
Reliance Industries	476,960	9,911
SpiceJet *	516,197	845

		177,533

Indonesia – 0.6%
Bank Mandiri Persero	22,000,290	20,811
Bank Rakyat Indonesia Persero	3,951,400	4,294
Indofood Sukses Makmur	19,643,500	12,904
Telekomunikasi Indonesia Persero	22,569,600	7,371
Telekomunikasi Indonesia Persero ADR (A)	148,132	4,884
Waskita Karya Persero	12,823,300	2,291

		52,555

Ireland – 0.8%
CRH	442,506	15,950
James Hardie Industries, CDI	814,219	11,868
Ryanair Holdings ADR *	327,093	34,914

		62,732

Israel – 1.1%
Bank Hapoalim	1,522,167	10,141
Bank Leumi Le-Israel *	2,863,932	14,008
Check Point Software Technologies *	242,396	27,160
Israel Discount Bank, Cl A *	886,629	2,306
SodaStream International *(A)	89,804	4,758
Teva Pharmaceutical Industries ADR (A)	1,139,082	31,735
Tower Semiconductor *(A)	75,107	1,905

		92,013

Italy – 1.9%
Banca Intesa	8,392,964	24,048
Banco BPM *	3,538,420	11,030
Brembo	184,490	2,940
Buzzi Unicem	1,119,440	29,091
Enel	1,686,620	9,024
EXOR	263,244	14,697
Ferrari	71,420	6,194
Hera	311,397	1,026
Mediobanca	1,861,433	17,666
Prysmian	888,422	24,746
Recordati	265,284	10,683
Saras	2,187,265	5,298

		156,443

Japan – 12.8%
Asahi Glass	388,000	3,172
Bandai Namco Holdings	15,900	569

106	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Benesse	78,000	$2,867
Canon Marketing Japan	24,800	520
Ci:z Holdings	30,000	978
Coca-Cola Bottlers Japan	203,000	6,553
Daifuku	607,800	18,550
Daikyo	2,613,000	5,316
Daito Trust Construction	162,900	25,735
Daiwa House Industry	634,100	20,752
Daiwa Securities Group	3,833,190	23,345
Denso	1,051,100	44,873
FANUC	66,500	13,091
Fujitsu	2,354,000	17,195
Fujitsu General	290,000	6,706
Furukawa Electric	147,300	6,600
Goldcrest	87,900	1,834
Haseko	483,400	6,146
Hazama Ando	543,000	3,928
Hitachi	5,485,000	33,167
IHI	4,651,000	17,496
Itochu	1,693,500	24,089
Japan Airlines	408,900	11,999
Japan Exchange Group	1,658,100	26,839
Japan Tobacco	547,600	20,605
Kansai Electric Power	134,300	1,883
Kao	489,276	30,896
KDDI	904,555	25,079
Komatsu	193,100	4,599
Konami	103,300	5,082
Lion	49,100	1,041
Medipal Holdings	479,000	8,828
Misawa Homes	12,300	109
Mitsubishi	1,071,747	21,496
Mitsubishi Chemical Holdings	52,800	400
Mitsubishi Gas Chemical	425,600	8,790
Mitsubishi UFJ Financial Group	5,767,315	36,032
Mitsui	1,653,013	22,355
Mitsui Sumitomo Insurance Group Holdings	247,600	8,699
Mitsui Trust Holdings	435,500	14,768
Mixi	130,100	8,176
Morinaga Milk Industry	462,000	3,885
Nabtesco	716,100	21,046
NH Foods	30,000	943
Nidec	150,200	14,907
Nihon Unisys	29,400	498
Nikon	187,500	2,894
Nippon Telegraph & Telephone	21,000	1,008
Nipro	111,200	1,555
Nissan Tokyo Sales Holdings	86,600	330
Nisshin Oillio Group	135,000	798
NTT DoCoMo	1,043,673	25,642
Okasan Securities Group	307,000	1,846
Olympus	1,014,200	37,098

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Omron	707,800	$29,634
PALTAC CORPORATION	46,900	1,654
PeptiDream *	422,561	24,264
Pioneer *	1,211,000	2,179
Plenus	75,600	1,575
Prima Meat Packers	182,000	1,015
Rakuten	1,392,800	16,953
Recruit Holdings	833,303	44,233
Round One	172,100	1,776
Saizeriya	30,700	877
Secom	363,000	26,582
Seibu Holdings	861,400	16,031
Seven Bank	7,141,900	26,156
Shimamura	10,600	1,363
Shimano	99,400	15,460
Shimizu	794,000	8,013
Shinmaywa Industries	141,000	1,131
Skylark (A)	83,100	1,308
SMC	60,100	19,027
Sony	1,155,400	42,148
Square Enix Holdings	369,400	11,725
Subaru	173,000	5,859
Suzuken	82,490	2,715
Taisei	927,000	7,930
TIS	245,300	7,120
Toho Holdings	118,000	2,397
Tokyo Electric Power Holdings *	2,109,700	8,661
Tosoh	165,000	1,404
Toyota Tsusho	571,000	17,530
Trend Micro	391,300	19,674
Ube Industries	2,233,000	5,311
Yamazaki Baking	64,200	1,332
Yokogawa Electric	946,000	16,433
Zenkoku Hosho	47,000	1,927

		1,045,005

Malaysia – 0.5%
CIMB Group Holdings	14,136,400	21,139
Public Bank	1,547,900	7,255
Tenaga Nasional	2,559,100	8,239

		36,633

Mexico – 0.6%
Cemex ADR *(A)	360,425	2,981
Grupo Financiero Banorte, Ser O	3,643,281	20,931
Industrias Penoles	1,048,138	22,723
Mexichem	544,132	1,422

		48,057

Netherlands – 3.5%
Aalberts Industries	36,521	1,478
ASML Holding	122,360	16,167
ASR Nederland *	29,009	932
BE Semiconductor Industries	17,111	916

SEI Institutional Investments Trust / Annual Report / May 31, 2017	107

SCHEDULE OF INVESTMENTS

May 31, 2017

World Equity Ex-US Fund  (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Euronext (B)	517,747	$27,108
Heineken	682,763	67,310
Heineken Holding	310,974	28,937
Koninklijke Ahold Delhaize	501,620	11,073
Koninklijke DSM	387,929	28,905
Koninklijke Philips	1,161,875	41,104
PostNL	1,934,436	9,465
Randstad Holding	454,986	26,349
Unilever	451,989	25,769
VEON ADR	320,075	1,242

		286,755

Norway – 1.4%
DnB	1,989,964	33,810
Grieg Seafood	125,000	941
Marine Harvest	61,172	1,075
Norsk Hydro	6,002,579	32,449
Salmar	17,580	477
Statoil	1,423,426	24,827
Statoil ADR (A)	1,073,294	18,686
Subsea 7	199,882	2,884

		115,149

Panama – 0.2%
Copa Holdings, Cl A (A)	136,853	15,470

Peru – 0.2%
Credicorp	111,203	18,629

Poland – 0.4%
Grupa Lotos *	49,760	720
KGHM Polska Miedz	788,547	22,397
Polish Oil & Gas	448,268	765
Polski Koncern Naftowy ORLEN	399,509	11,395

		35,277

Portugal – 0.5%
Banco Comercial Portugues, Cl R *	54,257,533	14,033
Galp Energia, Cl B	1,639,533	25,314
Jeronimo Martins	28,061	559

		39,906

Russia – 1.0%
Gazprom PJSC ADR	148,138	617
Magnit PJSC GDR	326,069	11,657
Novolipetsk Steel PJSC GDR	1,223,318	22,998
Sberbank of Russia PJSC ADR	2,828,189	31,567
Yandex, Cl A *	512,423	13,569

		80,408

Singapore – 1.1%
DBS Group Holdings	2,996,800	44,343
Jardine Cycle & Carriage	28,700	909
Singapore Airlines	131,800	954

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United Overseas Bank	2,421,105	$40,218

		86,424

South Africa – 1.2%
Barloworld	239,450	2,115
Exxaro Resources	123,311	955
FirstRand	1,613,310	6,033
Harmony Gold Mining ADR (A)	437,130	874
Investec	527,152	4,116
Kumba Iron Ore (A)	242,541	2,889
Liberty Holdings	86,627	751
MMI Holdings (A)	920,572	1,530
Naspers, Cl N	237,333	48,876
Sappi	113,773	834
Standard Bank Group	534,575	5,941
Telkom (A)	513,911	2,874
Truworths International	3,410,233	19,358

		97,146

South Korea – 4.0%
E-MART	100,326	21,775
Hana Financial Group	243,860	8,941
Hanwha Chemical	14,009	373
Hyundai Mobis	83,229	20,406
Hyundai Wia	243,882	15,030
Kia Motors	89,310	3,115
Korea Electric Power	14,737	562
Korea Petrochemical Industries	11,460	2,764
KT ADR (A)	520,469	8,754
LF	21,297	569
LG Electronics	229,830	16,935
LG.Philips LCD	692,947	20,177
Lotte Chemical	8,198	2,640
NAVER	51,102	38,568
POSCO	24,178	6,090
Samsung Electronics	67,099	133,946
Samsung Securities	180,101	6,459
SeAH Steel	5,154	439
Simm Tech *	143,494	402
SK Hynix	302,043	15,377
SK Innovation	40,316	6,086

		329,408

Spain – 2.6%
ACS Actividades Construcciones y Servicios	610,148	24,402
Amadeus IT Group, Cl A	790,541	46,093
Banco Bilbao Vizcaya Argentaria	3,856,643	31,450
Banco de Sabadell	13,395,616	27,626
Bankinter	1,649,236	15,200
CaixaBank	2,430,098	11,488
Distribuidora Internacional de Alimentacion (A)	697,070	4,295
Gamesa Tecnologica	1,113,820	25,288
Industria de Diseno Textil	625,896	25,616

108	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mediaset Espana Comunicacion	195,636	$2,630

		214,088

Sweden — 1.2%
Atlas Copco, Cl A	162,310	6,017
Atlas Copco, Cl B	899,773	29,778
Electrolux, Cl B	196,711	6,329
Getinge, Cl B	994,271	20,734
Oriflame Holding	113,569	4,659
Peab	116,716	1,387
Svenska Handelsbanken, Cl A	1,803,782	25,450

		94,354

Switzerland — 5.2%
ABB	624,467	15,703
Actelion *	122,249	35,125
Adecco	71,554	5,339
Allreal Holding	3,087	570
Aryzta	743,918	23,512
Cie Financiere Richemont	654,561	54,662
Coca-Cola HBC	379,940	11,051
Credit Suisse Group	2,179,591	29,961
Credit Suisse Group ADR *(A)	1,282,820	18,139
Forbo Holding	1,644	2,717
Georg Fischer	2,408	2,274
Lonza Group	173,530	35,978
Nestle	446,045	38,102
Novartis ADR (A)	411,754	33,669
Roche Holding	120,190	33,018
SGS	3,383	8,059
STMicroelectronics	622,253	10,272
STMicroelectronics, Cl Y (A)	185,499	3,055
Swiss Life Holding	78,150	26,097
Vifor Pharma (A)	35,910	4,227
Vontobel Holding	12,941	809
Wolseley	232,666	15,348
Zurich Insurance Group	52,151	15,345

		423,032

Taiwan — 3.7%
Advanced Semiconductor Engineering	17,944,864	22,969
Asustek Computer	123,000	1,165
AU Optronics	12,408,000	4,847
Fubon Financial Holding	4,493,949	6,850
Hon Hai Precision Industry	20,214,778	69,222
Hon Hai Precision Industry GDR	1,923,084	13,923
Innolux, Cl A	15,521,544	7,018
Lite-On Technology	591,475	993
MediaTek	2,287,100	17,488
Pegatron	4,156,000	12,822
Sheng Yu Steel	580,000	659
Taiwan PCB Techvest	127,000	132
Taiwan Semiconductor Manufacturing	5,548,000	37,443
Taiwan Semiconductor Manufacturing ADR	1,579,490	55,851

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United Microelectronics	3,497,000	$1,447
United Microelectronics ADR (A)	1,131,779	2,332
Yuanta Financial Holding	65,131,000	28,258
Zhen Ding Technology Holding	8,560,100	21,059

		304,478

Thailand — 0.5%
Bangchak	383,200	383
Banpu	9,894,000	5,171
Fabrinet *	572,087	20,155
PTT Exploration & Production	290,800	768
Siam Cement NVDR	517,000	7,984
Thai Oil	1,310,700	2,963
Thanachart Capital	707,300	976

		38,400

Turkey — 0.7%
Akbank	6,558,505	17,674
Tekfen Holding	1,344,460	3,665
Tupras Turkiye Petrol Rafinerileri	83,024	2,230
Turkiye Halk Bankasi	2,820,359	10,128
Turkiye Is Bankasi, Cl C	4,938,720	9,789
Turkiye Vakiflar Bankasi Tao, Cl D	5,790,190	10,495
Yapi ve Kredi Bankasi	1,497,366	1,863

		55,844

United Arab Emirates — 0.3%
Dubai Islamic Bank	15,252,444	24,126

United Kingdom — 10.2%
3i Group	160,051	1,849
Abcam	342,098	4,324
Aberdeen Asset Management	4,700,321	17,536
ASOS *	139,251	11,536
Associated British Foods	301,339	11,655
AstraZeneca	300,904	20,332
Babcock International Group	1,600,662	19,279
Barclays	10,320,946	27,980
BP PLC ADR (A)	349,868	12,648
British American Tobacco	412,344	29,437
BT Group, Cl A	9,105,293	36,386
Burberry Group	431,023	10,099
Capita	1,171,043	8,806
Cobham	18,123,709	31,352
Diageo	1,188,633	35,707
Dialog Semiconductor *	69,472	3,320
Experian	861,107	17,987
Ferrexpo	1,211,971	2,686
GlaxoSmithKline	257,380	5,660
Glencore	1,416,290	5,213
Greene King	2,080,582	20,265
Hargreaves Lansdown	631,869	11,404
Howden Joinery Group	1,539,982	9,006
HSBC Holdings	2,944,784	25,684

SEI Institutional Investments Trust / Annual Report / May 31, 2017	109

SCHEDULE OF INVESTMENTS

May 31, 2017

World Equity Ex-US Fund  (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Imperial Brands	1,309,674	$61,357
Inchcape	174,091	1,836
Indivior	1,184,750	4,981
International Consolidated Airlines Group	365,706	2,852
Investec	447,508	3,512
ITV	16,691,515	42,169
JD Sports Fashion	235,510	1,371
Just Eat *	1,214,171	10,525
Kingfisher	7,159,864	30,049
Kingspan Group	343,265	11,908
Michael Page International	63,626	387
Mondi	35,516	928
Prudential	865,502	19,397
QinetiQ	967,075	3,898
Reckitt Benckiser Group	328,789	33,693
Redrow	63,580	460
Rio Tinto	1,310,927	52,505
Rio Tinto ADR (A)	462,015	18,624
Rolls-Royce Holdings	620,263	6,946
Royal Dutch Shell, Cl A (GBP)	120,089	3,256
Royal Dutch Shell, Cl A	1,538,820	41,789
Schroders	46,370	1,890
Shire	628,934	36,305
St. James’s Place	831,655	12,594
Tate & Lyle	196,882	1,876
Travis Perkins	949,476	20,028
Worldpay Group (B)	5,582,439	22,384
WPP	146,735	3,304

		830,975

United States — 3.5%
Alexion Pharmaceuticals *	121,739	11,934
Carnival, Cl A	570,687	36,564
Core Laboratories (A)	263,217	26,911
Diamond Offshore Drilling *	918,485	10,609
Estee Lauder, Cl A	177,693	16,728
Everest Re Group	119,299	30,380
ICON *(A)	777,292	73,143
International Game Technology	447,170	7,937
Mastercard, Cl A	241,280	29,649
Oceaneering International	636,888	15,527
Philip Morris International	169,924	20,357
PriceSmart	104,773	9,246

		288,985

Total Common Stock (Cost $6,622,357) ($ Thousands)		7,730,810

PREFERRED STOCK — 0.2%
Brazil — 0.2%
Banco Bradesco	1	–
Itau Unibanco Holding ADR	939,723	10,252

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK (continued)
Metalurgica Gerdau *	590,500	$807
Suzano Papel e Celulose, Cl A	116,400	554
Telefonica Brasil	199,400	2,855

		14,468

Total Preferred Stock (Cost $18,199) ($ Thousands)		14,468

	Number of
	Rights

RIGHTS — 0.0%
Switzerland — 0.0%
Credit Suisse Group, Expires 06/12/2017 *	2,179,591	1,014

Total Rights (Cost $—) ($ Thousands)		1,014

	Shares

AFFILIATED PARTNERSHIP — 5.7%
SEI Liquidity Fund, L.P. 0.910% **†(C)	466,307,597	466,306

Total Affiliated Partnership (Cost $466,308) ($ Thousands)		466,306

CASH EQUIVALENT — 2.6%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**†	214,333,947	214,334

Total Cash Equivalent (Cost $214,334) ($ Thousands)		214,334

Total Investments — 103.1% (Cost $7,321,198) ($ Thousands)		$8,426,932

110	SEI Institutional Investments Trust / Annual Report / May 31, 2017

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	1,936	Jun-2017	$2,509
FTSE 100 Index	441	Jun-2017	1,573
Hang Seng Index	60	Jun-2017	57
S&P TSX 60 Index	152	Jun-2007	(256)
SPI 200 Index	168	Jun-2017	(303)
Topix Index	373	Jun-2017	2,430

			$6,010

Percentages are based on Net Assets of $8,174,354 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2017.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2017 (see Note 12). The total market value of securities on loan at May 31, 2017 was $446,377 ($ Thousands).

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $69,179 ($ Thousands), representing 0.8% of the Net Assets of the Fund.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2017 was $466,306 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

DJ — Dow Jones

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

L.P. — Limited Partnership

PLC — Public Limited Company

S&P— Standard & Poor’s

Ser — Series

SPI — Share Price Index

TSX — Toronto Stock Exchange

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$7,730,810	$–	$–	$7,730,810
Preferred Stock	14,468	–	–	14,468
Rights	–	1,014	–	1,014
Affiliated Partnership	–	466,306	–	466,306
Cash Equivalent	214,334	–	–	214,334

Total Investments in Securities	$7,959,612	$467,320	$–	$8,426,932

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$6,569	$–	$–	$6,569
Unrealized Depreciation	(559)	–	–	(559)

Total Other Financial Instruments	$6,010	$–	$–	$6,010

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2017, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	111

SCHEDULE OF INVESTMENTS

May 31, 2017

Screened World Equity Ex-US Fund

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 93.5%
Argentina — 1.0%
MercadoLibre	2,887	$794
Ternium ADR	1,099	29
YPF ADR	10,320	254

		1,077

Australia — 2.0%
BHP Billiton ADR	6,689	235
BlueScope Steel	9,770	84
Brambles	28,920	223
CIMIC Group ‡	3,872	117
Cochlear	2,857	312
Codan	6,749	12
Fortescue Metals Group	54,075	195
Goodman Group	23,830	151
Grange Resources	36,896	4
Integrated Research	4,178	9
Macquarie Group	2,840	190
Rio Tinto	7,236	338
SEEK	7,478	94
South32	65,236	128

		2,092

Austria — 1.9%
Erste Group Bank	12,796	465
Kapsch TrafficCom	3,230	175
Lenzing	439	79
OMV	8,837	461
Schoeller-Bleckmann Oilfield Equipment	4,542	310
Strabag	889	37
Voestalpine	10,184	461
Wienerberger	1,053	25
Zumtobel Group	1,159	24

		2,037

Belgium — 0.1%
KBC Group	2,030	153

Brazil — 0.9%
Banco Bradesco ADR	49,957	424
Banco do Brasil	19,130	167
Cia Vale do Rio Doce ADR, Cl B	17,322	145
Petroleo Brasileiro ADR *	11,529	98
TIM Participacoes	47,965	146

		980

Canada — 5.4%
Bank of Montreal	7,700	517
Bank of Nova Scotia	100	6
Calian Group	1,600	31
Canadian Imperial Bank of Commerce	5,500	430
Cogeco	3,782	188
Constellation Software	685	354
Dollarama	2,300	213
Fairfax Financial Holdings	815	358

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Genworth MI Canada	3,320	$75
High Arctic Energy Services	32,200	117
High Liner Foods	8,383	121
Just Energy Group	13,500	71
Magna International, Cl A	9,360	419
Melcor Developments	1,000	12
Restaurant Brands International	4,688	287
Ritchie Bros Auctioneers	5,717	177
Rogers Communications, Cl B	10,230	477
Royal Bank of Canada	8,700	601
Strad Energy Services, Cl A *	2,208	2
Supremex	8,600	31
Tembec *	71,700	237
Toronto-Dominion Bank	12,000	572
Transat AT, Cl B *	14,862	66
TransCanada	4,600	213
West Fraser Timber	1,800	78
WestJet Airlines	235	4

		5,657

China — 2.5%
Agricultural Bank of China	698,000	339
Alibaba Group Holding ADR *	4,599	563
Baidu ADR *	1,929	359
BYD	39,500	236
China Life Insurance	207,000	680
Ctrip.com International ADR *	5,364	293
NetEase ADR	690	196

		2,666

Colombia — 0.4%
Bancolombia ADR, Cl R	8,414	370

Czech Republic — 0.2%
Komercni Banka	5,935	237
UNIPETROL	623	7

		244

Denmark — 1.9%
Columbus	42,579	91
DSV	6,151	375
Genmab *	872	186
Novo Nordisk, Cl B	21,093	897
Novozymes, Cl B	5,494	249
Pandora	2,133	202

		2,000

Finland — 1.2%
Atria, Cl A	10,693	135
Elisa, Cl A	5,060	197
Kone, Cl B	5,803	288
Lemminkainen	365	8
Nokian Renkaat	2,490	102
Orion, Cl B	138	9
Restamax	1,581	12

112	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sampo, Cl A	4,912	$250
UPM-Kymmene	10,860	307

		1,308

France — 6.5%
Altamir	10,858	201
Amundi (A)	1,355	93
Bigben Interactive *	5,619	50
Burelle	77	101
CNP Assurances	8,300	183
Constructions Industrielles de la Mediterranee	68	11
Credit Agricole	19,729	303
Credit Agricole Loire Haute-Loire	140	12
Derichebourg	17,193	117
Edenred	10,022	265
Essilor International	1,903	253
Esso Francaise *	450	25
Groupe Open	1,613	50
Groupe Partouche *	455	19
Ipsen	3,638	459
Kering	615	204
LafargeHolcim	4,045	243
Lectra	10,017	312
Legrand	5,122	351
Mersen	5,068	151
PCAS	5,884	110
Peugeot	16,509	326
Plastivaloire	12,104	290
Publicis Groupe	3,954	303
Safran	6,022	534
Savencia	79	8
Societe Generale	7,583	398
Sodexo	3,634	496
Synergie	885	40
Thales	2,460	272
Ubisoft Entertainment *	4,775	266
Valeo	1,840	128
Vetoquinol	324	19
VIEL & Cie *	1,579	10
Vinci	3,150	275
Voyageurs du Monde	115	11

		6,889

Germany — 4.0%
Accentro Real Estate	1,790	22
adidas	1,050	201
Atoss Software	118	9
AUDI	37	28
BASF	3,733	352
Berentzen-Gruppe	2,266	31
Brenntag	3,782	219
Constantin Medien *	12,109	31
Continental	3,250	724

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CropEnergies	1,562	$18
Deutsche Boerse	4,645	483
Deutsche Lufthansa	19,955	388
Eckert & Ziegler	3,139	115
Elmos Semiconductor	320	8
Fresenius	1,890	162
FRoSTA	159	12
Highlight Communications	2,103	12
Logwin	58	9
Merck KGaA	2,180	263
MPH Mittelstaendische Pharma Holding	6,149	25
MTU Aero Engines	1,548	219
SAP	5,179	556
Schloss Wachenheim	625	12
VERBIO Vereinigte BioEnergie	29,159	316

		4,215

Greece — 0.1%
Motor Oil Hellas Corinth Refineries	7,938	153

Hong Kong — 3.2%
1010 Printing Group	158,180	33
AAC Technologies Holdings	6,500	69
AIA Group	46,000	326
Anhui Conch Cement	95,500	317
Bank of China	54,000	27
China Construction Bank	556,000	459
China Mobile	23,500	261
Clear Media	13,000	15
Dynam Japan Holdings	22,400	41
EcoGreen International Group	488,400	104
FSE Engineering Holdings	38,000	12
Guangnan Holdings	80,000	11
Hang Seng Bank	14,200	300
Hong Kong Exchanges & Clearing	14,800	373
Hop Hing Group Holdings	580,000	18
Industrial & Commercial Bank of China	133,000	89
Lai Fung Holdings	860,000	24
Lung Kee Bermuda Holdings	126,000	58
Melco Crown Entertainment ADR	6,477	146
Niraku GC Holdings	300,000	42
Orient Overseas International	49,000	311
Oriental Press Group	50,000	6
Shanghai Fosun Pharmaceutical Group	91,000	349
TPV Technology	30,000	7

		3,398

Hungary — 0.2%
OTP Bank	7,340	229

India — 1.8%
HDFC Bank ADR	12,173	1,069
ICICI Bank ADR	58,826	583

SEI Institutional Investments Trust / Annual Report / May 31, 2017	113

SCHEDULE OF INVESTMENTS

May 31, 2017

Screened World Equity Ex-US Fund (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Reliance Industries GDR (A)	5,860	$242

		1,894

Indonesia — 0.8%
Bank Rakyat Indonesia Persero	98,100	107
Hexindo Adiperkasa	54,900	16
Indo Tambangraya Megah	126,800	145
Indofood Sukses Makmur	398,900	262
Japfa Comfeed Indonesia	48,100	5
Mandala Multifinance	123,200	12
Pabrik Kertas Tjiwi Kimia	109,300	11
Saratoga Investama Sedaya	31,100	8
Telekomunikasi Indonesia Persero	610,900	199
Waskita Karya Persero	317,500	57

		822

Ireland — 1.2%
CRH	8,901	321
James Hardie Industries, CDI	16,233	236
Ryanair Holdings ADR *	6,584	703

		1,260

Israel — 2.0%
Check Point Software Technologies *	4,520	506
Dor Alon Energy in Israel 1988	1,076	19
Electra Consumer Products 1970	13,461	299
Kerur Holdings	1,930	57
Knafaim Holdings	3,989	44
Meitav DS Investments	6,724	29
NICE Systems	6,907	538
Perion Network *	5,938	10
Sano-Brunos Enterprises	340	23
Tadiran Holdings	7,526	209
Teva Pharmaceutical Industries ADR	12,868	359

		2,093

Italy — 1.6%
Banco BPM *	87,500	273
Brembo	4,605	73
Buzzi Unicem	4,315	112
CIR-Compagnie Industriali Riunite	45,009	68
Digital Bros	1,083	16
Enel	55,407	297
Ferrari	1,770	154
Fiat Chrysler Automobiles *	15,600	164
Prima Industrie	1,186	40
Prysmian	18,503	515

		1,712

Japan — 11.2%
Aichi Electric	2,000	50
Arata	1,800	58
AT-Group	4,000	92
Axyz	700	19
Central Japan Railway	300	49

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Chubu-Nippon Broadcasting	900	$6
CK-San-Etsu	2,000	33
Daihatsu Diesel Manufacturing	3,600	22
Daito Trust Construction	1,800	284
Daiwa House Industry	8,000	262
Denso	21,600	922
FANUC	1,400	276
Fujii Sangyo	600	7
Fujitsu	66,000	482
Harima Chemicals Group *	6,300	44
Harima-Kyowa	200	3
Haseko	12,000	153
Hitachi	144,000	871
Hokuriku Gas	700	17
Itochu	16,400	233
Japan Exchange Group	33,200	537
JBCC Holdings	1,700	13
Kamei	3,900	47
Kansai Electric Power	38,800	544
Kawasumi Laboratories	900	6
KDDI	2,300	64
Keihanshin Building	4,100	25
Keiyo Gas	1,000	5
Kirin Holdings	400	8
Koike Sanso Kogyo	2,000	5
Komatsu	4,800	114
Maruhachi Holdings	1,500	12
Maruzen	3,000	35
Mie Bank	2,000	41
Mitsubishi Gas Chemical	6,000	124
Mitsubishi UFJ Financial Group	48,700	304
Mitsui Home	15,000	101
Mitsui Sumitomo Insurance Group Holdings	6,100	214
Mitsui Trust Holdings	8,800	298
Nafco	600	10
Nidec	3,100	308
Nihon Eslead	1,400	22
Nippon Telegraph & Telephone	11,470	551
NTT DoCoMo	21,400	526
Okaya	100	7
Panasonic	38,600	496
PCA	1,000	14
Powdertech	1,000	6
Rakuten	28,000	341
Recruit Holdings	9,100	483
Sankyo Frontier	3,000	36
Sato Shoji	5,100	40
Secom	7,600	557
Shimano	2,000	311
Shimizu	20,000	202
SMC	1,200	380
Square Enix Holdings	7,400	235

114	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Subaru	4,300	$146
Taisei	23,000	197
Take And Give Needs	1,200	9
TECHNO ASSOCIE	700	7
Techno Ryowa	1,700	12
Terasaki Electric	5,600	54
Tomen Devices	700	14
Totoku Electric	2,200	36
Toyota Motor	6,600	354
Trinity Industrial	1,000	7
Tsubakimoto Kogyo	6,000	24
Yamae Hisano	3,000	29
Yashima Denki	2,600	16

		11,810

Malaysia — 0.3%
AFFIN Holdings	51,100	32
Allianz Malaysia	27,100	79
Batu Kawan	1,900	9
Kumpulan Fima	28,800	12
Malaysian Pacific Industries	14,400	41
Petron Malaysia Refining & Marketing	30,500	57
Public Bank	1,300	6
Tenaga Nasional	16,200	52

		288

Mexico — 0.5%
Bio Pappel *	18,819	27
Cia Minera Autlan	18,990	17
Grupo Financiero Banorte, Ser O	75,600	434
Grupo Industrial Saltillo	9,958	21
Rassini, Cl CP *	8,586	40

		539

Netherlands — 2.3%
Accell Group	3,704	124
Eurocastle Investment	3,478	33
Heineken	5,391	532
Heineken Holding	4,690	436
KAS Bank	4,315	49
SNS Reaal *	1,762	–
Unilever	21,167	1,207

		2,381

New Zealand — 0.0%
New Zealand Oil & Gas	24,166	11
Scales	5,922	14

		25

Norway — 1.4%
Bonheur	1,888	17
DnB	41,581	706
Marine Harvest	1,525	27
Norsk Hydro	129,959	703

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Selvaag Bolig	4,994	$20

		1,473

Panama — 0.3%
Copa Holdings, Cl A	2,776	314

Peru — 0.4%
Credicorp	2,376	398
Empresa Siderurgica del Peru SAA *	50,198	6

		404

Philippines — 0.1%
San Miguel Pure Foods	2,520	15
Top Frontier Investment Holdings *	11,820	73

		88

Poland — 0.3%
Dom Development	340	7
Marvipol	2,923	10
PCC Rokita, Cl B	836	19
Polski Koncern Naftowy ORLEN	7,954	227
Stalprodukt	348	48

		311

Qatar — 0.2%
Ooredoo QSC	7,839	225

Russia — 1.1%
Magnit PJSC GDR	6,522	233
Sberbank of Russia PJSC ADR	54,754	612
Yandex, Cl A *	10,206	270

		1,115

Singapore — 1.7%
800 Super Holdings	43,300	41
Boustead Singapore	100,100	62
CSE Global	54,300	19
DBS Group Holdings	52,700	780
Delong Holdings *	6,600	7
Dutech Holdings	49,000	17
Hong Leong Asia	28,800	24
Hong Leong Finance	10,400	20
Micro-Mechanics Holdings	9,400	9
NatSteel	8,500	9
New Toyo International Holdings	23,200	5
Riverstone Holdings	53,300	40
Sing Investments & Finance	31,100	32
Sinostar PEC Holdings	151,800	26
Sunningdale Tech	29,000	43
United Industrial	110,000	248
United Overseas Bank	23,748	394
UOB-Kay Hian Holdings	9,700	9

		1,785

South Africa — 1.6%
African Oxygen	15,019	22

SEI Institutional Investments Trust / Annual Report / May 31, 2017	115

SCHEDULE OF INVESTMENTS

May 31, 2017

Screened World Equity Ex-US Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Alexander Forbes Group Holdings	92,870	$44
Allied Electronics, Cl A	8,379	7
ArcelorMittal South Africa *	38,109	22
Comair	16,777	6
Combined Motor Holdings	5,269	9
FirstRand	25,808	96
Hulamin	30,694	14
Kumba Iron Ore	6,005	72
Merafe Resources	130,761	14
Naspers, Cl N	4,762	981
Standard Bank Group	28,228	314
Telkom	9,767	55

		1,656

South Korea — 4.3%
China Great Star International *	38,103	56
Hana Financial Group	6,040	221
Hyundai Mobis	1,739	426
Korea Electric Power	1,674	64
Korea Petrochemical Industries	280	68
LG Electronics	4,087	301
LG.Philips LCD	510	15
NAVER	383	289
Samsung Electronics	1,356	2,707
SK Hynix	7,995	407

		4,554

Spain — 2.1%
Amadeus IT Group, Cl A	16,497	962
Banco Santander Central Hispano	60,773	395
Bankinter	32,280	298
Iberpapel Gestion	431	15
Industria de Diseno Textil	12,473	510

		2,180

Sweden — 2.2%
Atlas Copco, Cl A	4,030	149
Atlas Copco, Cl B	18,075	598
Biotage	65,846	450
Catella	14,310	32
Getinge, Cl B	19,739	412
KappAhl	18,021	99
Medivir, Cl B *	1,372	12
Proact IT Group	1,997	46
Svenska Handelsbanken, Cl A	36,007	508

		2,306

Switzerland — 4.4%
Cie Financiere Richemont	3,611	302
Cie Financiere Tradition	664	68
Coca-Cola HBC	7,080	206
Credit Suisse Group	14,495	199
Credit Suisse Group ADR *	26,582	376
Goldbach Group	1,151	40

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Lonza Group	970	$201
Nestle	11,907	1,017
Novartis ADR	8,542	698
Roche Holding	2,511	690
SGS	172	410
STMicroelectronics	8,010	132
Wolseley	4,679	309

		4,648

Taiwan — 4.1%
Advanced Semiconductor Engineering	372,275	476
Airmate Cayman International *	61,000	61
Hon Hai Precision Industry	344,411	1,179
Hon Hai Precision Industry GDR	65,971	478
Pegatron	3,633	11
Taiwan Semiconductor Manufacturing	120,000	810
Taiwan Semiconductor Manufacturing ADR	31,795	1,124
Yuanta Financial Holding	453,000	197

		4,336

Thailand — 1.0%
Esso Thailand *	89,000	28
Inoue Rubber Thailand	15,100	10
PTT	35,000	404
PTT Exploration & Production	24,000	63
Siam Cement	14,300	221
Siam Cement NVDR	12,850	198
Tata Steel Thailand *	586,000	16
Thai Central Chemical	11,200	20
Thai Rayon	20,500	27
Thai Stanley Electric	2,900	18

		1,005

Turkey — 1.7%
Akbank	222,523	600
Eregli Demir ve Celik Fabrikalari	234,216	423
Tupras Turkiye Petrol Rafinerileri	13,847	372
Turkiye Garanti Bankasi	53,375	145
Turkiye Is Bankasi, Cl C	108,417	215

		1,755

United Kingdom — 9.9%
ASOS *	2,737	227
AstraZeneca	7,647	517
AstraZeneca ADR	343	12
Barclays	214,445	581
BP	22,985	139
BP PLC ADR	12,839	464
British American Tobacco	13,069	933
Burberry Group	8,613	202
Capita	23,572	177
Computacenter	5,306	58
Diageo	25,532	767
Evraz	19,483	48

116	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Exillon Energy *	11,345	$18
Experian	17,238	360
Fulcrum Utility Services	26,328	20
Games Workshop Group	1,198	14
GlaxoSmithKline	7,267	160
Glencore	35,060	129
Hargreaves Lansdown	12,697	229
Howden Joinery Group	32,127	188
HSBC Holdings	95,514	833
Indivior	17,994	76
ITV	165,634	418
JD Sports Fashion	18,645	109
Just Eat *	24,934	216
Kingspan Group	7,909	274
Microgen	3,511	14
Morgan Sindall	1,725	28
NWF Group	8,621	15
Prudential	17,015	381
Reckitt Benckiser Group	1,590	163
RELX	298	6
Rio Tinto	15,254	611
Rio Tinto ADR	9,654	389
Rolls-Royce Holdings	12,794	143
Shire	13,061	754
St. James’s Place	16,828	255
Taptica international	3,889	15
Worldpay Group (A)	115,603	464

		10,407

United States — 3.5%
Avadel Pharmaceuticals ADR *	3,108	31
Carnival, Cl A	11,882	761
Core Laboratories	5,481	560
Everest Re Group	2,478	631
ICON *	15,867	1,493
PriceSmart	2,101	186

		3,662

Total Common Stock (Cost $84,981) ($ Thousands)		98,516

PREFERRED STOCK — 0.5%
Brazil — 0.3%
Centrais Eletricas Santa Catarina *	7,400	43
Itau Unibanco Holding ADR	18,729	204
Vale, Cl A	5,200	41

		288

Germany — 0.2%
Einhell Germany	791	56
KSB	310	162

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK (continued)
Villeroy & Boch	2,910	$65

		283

Total Preferred Stock (Cost $555) ($ Thousands)		571

	Number of Rights
RIGHTS — 0.0%
Switzerland — 0.0%
Credit Suisse Group, Expires 06/12/2017 *	14,495	7

Total Rights (Cost $—) ($ Thousands)		7

	Shares
CASH EQUIVALENT — 3.0%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**†	3,118,725	3,119

Total Cash Equivalent (Cost $3,119) ($ Thousands)		3,119

Total Investments — 97.0% (Cost $88,655) ($ Thousands)		$102,213

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)

DJ Euro Stoxx 50 Index	31	Jun-2017	$13
FTSE 100 Index	8	Jun-2017	1
Hang Seng Index	1	Jun-2017	1
S&P TSX 60 Index	1	Jun-2017	–
SPI 200 Index	4	Jun-2017	(1)
Topix Index	6	Jun-2017	(1)

			$13

Percentages are based on Net Assets of $105,426 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2017.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $799 ($ Thousands), representing 0.8% of the Net Assets of the Fund.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	117

SCHEDULE OF INVESTMENTS

May 31, 2017

Screened World Equity Ex-US Fund  (Concluded)

ADR — American Depositary Receipt

CDI — Average One-Day Interbank Offered Rate

Cl — Class

DJ — Dow Jones

EUR — Euro

FTSE— Financial Times and Stock Exchange

GDR — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

PLC — Public Limited Company

S&P— Standard & Poor’s

Ser — Series

SPI — Share Price Index

TSX — Toronto Stock Exchange

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$98,516	$–	$–	$98,516
Preferred Stock	571	–	–	571
Rights	7	–	–	7
Cash Equivalent	3,119	–	–	3,119

Total Investments in Securities	$102,213	$–	$–	$102,213

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$15	$—	$—	$15
Unrealized Depreciation	(2)	—	—	(2)

Total Other Financial Instruments	$13	$—	$—	$13

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2017, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to

Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

118	SEI Institutional Investments Trust / Annual Report / May 31, 2017

SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Equity Fund

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK – 85.9%

Argentina – 2.7%
Banco Macro ADR	25,470	$2,279
Grupo Clarin GDR, Cl B	60,800	1,794
Grupo Financiero Galicia ADR	202,496	9,023
MercadoLibre	28,902	7,951
Pampa Energia ADR *	58,475	3,656
Telecom Argentina ADR	142,786	3,679
Transportadora de Gas del Sur ADR *	96,200	1,569
YPF ADR	134,470	3,316

		33,267

Austria – 0.1%
Vienna Insurance Group	33,413	919

Bangladesh – 0.6%
BRAC Bank	2,408,004	2,316
City Bank	2,441,869	1,002
Envoy Textiles	794,425	372
GrameenPhone	413,070	1,683
Square Pharmaceuticals	446,468	1,561

		6,934

Botswana – 0.0%
Sechaba Breweries Holdings	116,590	218

Brazil – 3.3%
Aliansce Shopping Centers *	103,800	439
Alliar Medicos A Frente *	153,940	852
Ambev	182,300	1,048
Ambev ADR	622,830	3,556
B2W Cia Digital *	235,822	927
Banco do Brasil	647,100	5,647
Cia de Saneamento Basico do Estado de Sao
Paulo ADR	122,000	1,089
Cia de Saneamento de Minas Gerais-COPASA
(Brazil)	85,858	924
Cia Vale do Rio Doce	85,900	716
Cosan, Cl A	191,428	1,355
Cosan Industria e Comercio	176,900	1,978
EcoRodovias Infraestrutura e Logistica	168,275	478
Embraer ADR	183,309	3,622
Engie Brasil Energia	23,600	240
Grendene	11,532	94
JBS	733,800	1,817
Kroton Educacional	106,600	474
Lojas Renner	256,992	2,098
Movida Participacoes *	502,862	1,436
Petroleo Brasileiro ADR, Cl A *	141,540	1,131
Porto Seguro	81,400	793
Raia Drogasil	268,854	5,968
Smiles	76,100	1,475
Sul America	49,857	272
Vale ADR, Cl B	339,100	2,679

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
WEG	50,400	$297

		41,405

Canada – 0.4%
Africa Oil *	297,475	447
First Quantum Minerals	230,799	1,946
Gran Tierra Energy *	694,670	1,631
Parex Resources *	103,500	1,242

		5,266

Chile – 0.4%
Banco Santander Chile	14,350,123	888
Enel Chile ADR	152,311	832
Enel Generacion Chile	415,545	322
Forus	309,820	1,075
Parque Arauco	949,702	2,432

		5,549

China – 8.6%
Agricultural Bank of China	4,908,000	2,381
Air China	1,180,000	1,122
Alibaba Group Holding ADR *	144,605	17,708
ANTA Sports Products	554,758	1,641
Bank of Communications	734,000	569
BYD Electronic International	1,622,000	3,101
Changyou.com ADR *	71,084	2,769
China Biologic Products *	40,392	4,597
China BlueChemical	3,658,000	930
China Communications Construction	2,886,000	3,896
China Communications Services	1,026,000	610
China Everbright Bank	2,009,000	951
China Lodging Group ADR *	32,642	2,494
China Petroleum & Chemical	8,254,000	6,769
China Petroleum & Chemical ADR	18,600	1,527
China Railway Construction	1,705,500	2,342
China Railway Group	2,383,000	1,976
Country Garden Holdings	636,000	752
Ctrip.com International ADR *	139,903	7,646
Dongfeng Motor Group	3,412,000	3,844
Fosun International	1,262,500	1,964
Great Wall Motor	503,000	538
Guangzhou R&F Properties	1,774,800	2,870
Huaneng Power International	504,000	402
JA Solar Holdings ADR *	75,600	520
Maanshan Iron & Steel *	5,328,000	1,880
NetEase ADR	28,058	7,990
New Oriental Education & Technology Group ADR *	55,900	4,006
Ping An Insurance Group of China	1,060,500	6,798
Shenzhou International Group Holdings	245,000	1,677
Silergy	133,947	2,645
Sinopec Engineering Group	1,002,500	921
Sinopharm Group	273,600	1,250
TAL Education Group ADR	5,367	625

SEI Institutional Investments Trust / Annual Report / May 31, 2017	119

SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Weichai Power	833,000	$1,351
YY ADR *	36,700	2,141
Zhejiang Expressway	2,518,000	2,953

		108,156

Colombia – 1.1%
Bancolombia	49,180	501
Bancolombia ADR, Cl R	145,243	6,392
Canacol Energy *	377,810	1,121
Cementos Argos	121,862	489
Cemex Latam Holdings *	549,295	2,188
Constructora Conconcreto	445,980	148
Empresa de Telecomunicaciones de Bogota *	5,146,780	1,092
Financiera Colombiana	679	6
Grupo Aval Acciones y Valores ADR	174,094	1,455

		13,392

Czech Republic – 0.2%
CEZ	76,738	1,461
Moneta Money Bank (A)	283,615	966

		2,427

Egypt – 0.4%
Commercial International Bank Egypt GDR	93,700	412
Commercial International Bank Egypt SAE GDR	330,457	1,418
Global Telecom Holding SAE *	4,900,300	1,760
Integrated Diagnostics Holdings (A)	442,170	1,510

		5,100

France – 0.1%
Vicat	21,629	1,595

Georgia – 0.2%
BGEO Group	62,042	2,938

Greece – 0.5%
FF Group *	44,739	1,001
JUMBO	125,054	2,265
National Bank of Greece *	9,123,436	3,191

		6,457

Hong Kong – 8.9%
AIA Group	482,640	3,422
Bank of China	20,460,000	10,240
Beijing Enterprises Holdings	191,000	906
China Conch Venture Holdings	581,500	1,124
China Construction Bank	17,310,000	14,306
China Everbright	902,000	2,026
China Everbright International	1,189,000	1,518
China Lesso Group Holdings	1,955,000	1,495
China Medical System Holdings	742,000	1,316
China Mobile	232,500	2,579
China Mobile ADR	112,200	6,183
China Resources Power Holdings	1,116,000	2,303
China Southern Airlines	740,000	566
CIMC Enric Holdings	1,334,000	907

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Geely Automobile Holdings	845,000	$1,399
GOME Electrical Appliances Holdings	3,906,000	506
Guangzhou Automobile Group	1,238,000	2,078
Hengan International Group	111,500	782
Industrial & Commercial Bank of China	11,452,000	7,657
Kingboard Chemical Holdings	461,500	1,703
Kingsoft	473,000	1,272
KWG Property Holding	1,416,500	1,121
Minth Group	526,000	2,140
Orient Overseas International	263,000	1,669
Shanghai Industrial Holdings	466,000	1,456
Shanghai Pharmaceuticals Holding	847,800	2,453
Shimao Property Holdings	1,641,500	2,802
Sino-Ocean Group Holding	1,997,500	1,007
SJM Holdings	2,660,000	2,581
Sunac China Holdings	1,018,000	1,654
Sunny Optical Technology Group	177,000	1,379
Tencent Holdings	707,628	24,300
TravelSky Technology	1,119,000	3,303
Xinyi Glass Holdings	1,598,000	1,571

		111,724

Hungary – 0.3%
MOL Hungarian Oil & Gas	13,749	1,119
Richter Gedeon Nyrt	124,854	3,194

		4,313

India – 3.5%
Dr Reddy’s Laboratories ADR	100,000	3,864
HCL Technologies	404,781	5,422
HDFC Bank ADR	115,362	10,129
Hindustan Petroleum	102,045	877
Hindustan Unilever	55,246	914
ICICI Bank ADR	457,000	4,533
Infosys ADR	194,200	2,932
Infosys Technologies	310,656	4,704
Jindal Steel & Power *	701,980	1,325
Oil & Natural Gas	162,870	447
Tata Consultancy Services	119,800	4,729
Tata Motors ADR	93,600	3,447

		43,323

Indonesia – 3.7%
Ace Hardware Indonesia	10,801,900	855
Agung Podomoro Land *	20,012,500	275
Astra International	4,249,200	2,791
Bank Central Asia	3,292,627	4,239
Bank Negara Indonesia Persero	1,329,000	653
Bank Tabungan Negara Persero	13,208,061	2,479
Gudang Garam	263,000	1,460
Indofood Sukses Makmur	2,560,600	1,682
Kalbe Farma	25,902,982	2,995
Link Net	7,136,700	3,041
Malindo Feedmill *	3,961,500	315

120	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Matahari Department Store	2,188,500	$2,481
Matahari Putra Prima *	8,219,500	500
Media Nusantara Citra *	9,076,700	1,295
Pakuwon Jati	125,817,303	5,762
Pan Brothers	17,184,600	651
Surya Citra Media	17,261,000	3,771
Telekomunikasi Indonesia Persero	10,042,400	3,280
Telekomunikasi Indonesia Persero ADR	97,748	3,223
Ultrajaya Milk Industry & Trading *	7,850,000	3,006
United Tractors	568,600	1,186

		45,940

Israel — 0.1%
Ceragon Networks *	232,026	682

Ivory Coast — 0.1%
Societe Generale de Banques en Cote d’Ivoire	1,120	307
Sonatel	32,578	1,368

		1,675

Kazakhstan — 0.6%
Halyk Savings Bank of Kazakhstan JSC GDR *	720,960	5,653
KazMunaiGas Exploration Production JSC GDR	127,460	1,235
KCell JSC GDR	270,676	893

		7,781

Kenya — 0.4%
ARM Cement	10	–
East African Breweries	167,963	392
Equity Group Holdings	9,505,606	3,493
Safaricom	4,642,970	999

		4,884

Malaysia — 1.4%
AirAsia	2,624,800	1,828
CIMB Group Holdings	997,200	1,491
Gamuda	1,482,900	1,850
IHH Healthcare	2,701,772	3,655
Kuala Lumpur Kepong	241,000	1,394
Malayan Banking	806,800	1,779
PPB Group	210,900	828
SapuraKencana Petroleum	2,987,800	1,236
Tenaga Nasional	979,400	3,153

		17,214

Mauritius — 0.1%
MCB Group	244,290	1,758

Mexico — 2.2%
Alfa, Cl A	1,027,700	1,480
Alpek, Cl A	893,200	1,086
Arca Continental	197,000	1,404
Banregio Grupo Financiero	531,073	2,980
Becle *	1,802,835	3,112
Fomento Economico Mexicano	141,500	1,329
Gentera *	417,400	670

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Gruma, Ser B, Cl B	157,940	$2,055
Grupo Aeroportuario del Sureste ADR	21,263	4,197
Grupo Aeroportuario del Sureste, Ser B, Cl B	25,060	492
Grupo Financiero Santander Mexico, Cl B	206,400	377
Grupo Lala, Cl B	765,237	1,293
Grupo Mexico, Ser B	538,800	1,455
Kimberly-Clark de Mexico, Cl A	572,900	1,129
Wal-Mart de Mexico	1,784,890	4,079

		27,138

Morocco — 0.3%
Attijariwafa Bank	48,430	2,129
Ciments du Maroc	7,180	1,054
Label Vie	5,000	719

		3,902

Nigeria — 0.2%
Guaranty Trust Bank	8,078,095	722
Presco	1,618,660	217
SEPLAT Petroleum Development *	734,571	679
Zenith Bank	13,987,928	696

		2,314

Oman — 0.1%
Bank Muscat	1,209,907	1,269

Pakistan — 1.0%
Bank Alfalah *	4,104,940	1,776
DG Khan Cement	353,090	803
Engro Fertilizers	5,298,674	3,063
Habib Bank	826,346	2,136
Pak Elektron	561,330	619
Pakistan State Oil	634,810	2,820
United Bank	625,780	1,418

		12,635

Panama — 0.5%
Avianca Holdings ADR	366,415	2,448
Copa Holdings, Cl A	34,781	3,931

		6,379

Peru — 1.5%
Alicorp SAA	757,698	1,836
Cementos Pacasmayo SAA	651,178	1,474
Cia de Minas Buenaventura SAA ADR	353,374	4,396
Credicorp	53,953	9,038
Ferreycorp SAA	1,298,960	779
Fossal SAA *	165,292	19
InRetail Peru (A)	27,646	470
Intercorp Financial Services, Ser INC	17,100	559

		18,571

Philippines — 3.5%
Alliance Global Group	9,600,000	2,986
Ayala	190,000	3,313
Ayala Land	1,972,800	1,562

SEI Institutional Investments Trust / Annual Report / May 31, 2017	121

SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
BDO Unibank	2,525,185	$6,215
Bloomberry Resorts *	12,617,443	2,383
Cosco Capital	6,542,000	1,083
East West Banking	2,247,000	1,160
Emperador	5,836,000	801
Megawide Construction *	6,590,000	2,515
PLDT	27,300	948
PNOC Energy Development	5,939,200	728
Puregold Price Club	1,968,303	1,710
Robinsons Land	7,828,900	3,901
Robinsons Retail Holdings	1,826,070	3,144
San Miguel	521,237	1,131
Security Bank	813,910	3,561
SM Prime Holdings	2,243,500	1,519
Universal Robina	1,225,414	3,988
Xurpas	4,020,000	651

		43,299

Poland — 1.3%
Alior Bank *	101,376	1,858
Bank Millennium	964,590	1,804
CCC	8,073	455
Energa	341,758	904
Eurocash	412,052	3,419
Griffin Premium RE BV *	497,638	737
KRUK	16,702	1,350
PGE	269,576	791
Polski Koncern Naftowy ORLEN	141,747	4,043
Powszechny Zaklad Ubezpieczen	81,822	975

		16,336

Portugal — 0.0%
Mota-Engil SGPS	120,932	370

Qatar — 0.4%
Al Khalij Commercial Bank	118,280	477
Barwa Real Estate	113,208	1,054
Qatar Electricity & Water QSC	14,800	853
Qatar National Bank SAQ	14,997	606
United Development QSC	321,820	1,694

		4,684

Romania — 0.7%
Banca Transilvania	9,721,863	7,176
BRD-Groupe Societe Generale	399,330	1,275

		8,451

Russia — 2.7%
Gazprom PJSC ADR	970,701	4,040
Lukoil PJSC ADR	151,311	7,233
Mobile Telesystems ADR	158,400	1,396
PhosAgro PJSC GDR	72,393	1,028
Rosneft Oil PJSC GDR	194,209	1,016
Sberbank of Russia PJSC ADR	632,181	7,049
Surgutneftegas ADR	304,278	1,577

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
X5 Retail Group GDR *	54,124	$1,959
Yandex, Cl A *	300,151	7,948

		33,246

Saudi Arabia — 0.2%
HSBC Bank Savola Group *	248,180	2,726

Singapore — 0.2%
Yoma Strategic Holdings	5,030,000	2,109

South Africa — 2.2%
Barclays Africa Group	135,242	1,426
Barloworld	193,824	1,712
Bidvest Group	38,805	503
Coronation Fund Managers	134,356	719
Exxaro Resources	172,562	1,336
FirstRand	1,274,291	4,765
Foschini Group	35,225	370
Liberty Holdings	132,351	1,148
Mediclinic International	123,000	1,269
MMI Holdings	850,162	1,413
Mondi	17,133	449
Nedbank Group	76,587	1,278
Netcare	737,773	1,508
Sasol	10,094	300
Sibanye Gold	901,498	1,081
SPAR Group	54,276	703
Standard Bank Group	130,620	1,452
Steinhoff International Holdings	107,365	570
Telkom	245,474	1,373
Tiger Brands	40,675	1,184
Truworths International	137,693	782
Tsogo Sun Holdings	249,040	451
Vodacom Group	143,229	1,795

		27,587

South Korea — 9.9%
Advanced Process Systems *	26,053	1,282
Amorepacific	12,293	3,766
BGF retail	19,751	2,461
BNK Financial Group	102,329	914
Cheil Worldwide	80,916	1,388
CJ	3	1
Cosmecca Korea *	11,376	757
Coway	23,513	2,111
Dongbu Insurance	28,563	1,727
Doosan Bobcat	56,858	1,894
Douzone Bizon	80,336	2,364
E-MART	9,766	2,120
Hana Financial Group	109,767	4,025
Hana Tour Service	10,903	908
Hanwha	32,644	1,395
Hanwha Techwin	26,147	1,166
Heung-A Shipping, Cl A	377,038	515

122	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hotel Shilla	23,407	$1,271
Hugel *	4,873	2,035
Hyosung	33,639	5,048
Hyundai Marine & Fire Insurance	148,335	5,001
Jusung Engineering *	242,635	2,514
Kangwon Land	43,789	1,418
KB Financial Group	104,050	4,981
Kia Motors	139,108	4,852
Korea Aerospace Industries	11,623	660
Korea Electric Power	39,001	1,487
Korea Electric Power ADR	204,900	3,926
Korea Kolmar	14,898	1,136
KT&G	27,065	2,683
LG	55,443	4,011
LG Display ADR	195,000	2,841
Mando	8,070	1,860
Meritz Securities	190,629	755
Nasmedia	32,693	1,345
Nong Shim	2,519	781
Paradise	98,535	1,355
POSCO ADR	36,100	2,270
Posco Daewoo	20,423	441
Samsung Biologics *	14,842	2,916
Samsung Electronics	9,397	18,759
SFA Engineering	27,305	2,192
SK Hynix	116,230	5,917
SK Innovation	10,670	1,611
SK Materials	13,917	2,441
SK Telecom	23,274	5,270
SK Telecom ADR	13,100	329
SKCKOLONPI	125,167	2,214
Vieworks	22,692	1,180

		124,294

Switzerland — 0.3%
Wizz Air Holdings *(A)	120,378	3,542

Taiwan — 10.5%
Airtac International Group	163,000	1,799
Asia Cement	400,000	370
Asustek Computer	132,000	1,251
Catcher Technology	112,000	1,184
Chailease Holding	503,000	1,358
Chroma ATE	552,000	1,731
Compal Electronics	3,992,000	2,668
Compeq Manufacturing	1,875,000	1,456
CTCI	507,000	835
Cub Elecparts	83,000	949
E Ink Holdings	2,551,000	2,345
Eclat Textile	216,327	2,204
FLEXium Interconnect	434,000	1,537
Foxconn Technology	435,000	1,232
Foxsemicon Integrated Technology *	341,000	1,939

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Fubon Financial Holding	1,242,000	$1,893
General Interface Solution Holding	367,000	2,794
Global PMX	375,000	1,783
Gourmet Master	179,950	1,974
Hiwin Technologies	238,000	1,598
Hon Hai Precision Industry	4,655,375	15,941
Hotai Motor	78,000	1,023
Innolux, Cl A	3,502,000	1,583
Inventec	2,115,000	1,572
King’s Town Bank	1,716,000	1,740
Lite-On Technology	2,089,769	3,509
Macauto Industrial	292,000	1,825
Merry Electronics	474,000	2,655
Microelectronics Technology *	798,000	1,021
Micro-Star International	676,000	1,573
Nanya Technology	904,000	1,530
PChome Online	442,205	3,462
Pegatron	1,928,000	5,948
Phison Electronics	217,000	2,352
Powertech Technology	1,383,000	4,248
Silicon Motion Technology ADR	41,695	2,179
St. Shine Optical	41,000	781
Taiwan Semiconductor Manufacturing	1,162,000	7,842
Taiwan Semiconductor Manufacturing ADR	791,650	27,993
TTY Biopharm	28,000	94
Vanguard International Semiconductor	335,000	632
Wistron	2,243,729	2,074
Wistron NeWeb	376,000	1,125
Wowprime *	210,000	1,456
WPG Holdings	1,912,000	2,555
Yuanta Financial Holding	4,101,000	1,779

		131,392

Thailand — 2.9%
Charoen Pokphand Foods	3,811,300	2,786
CP ALL	899,500	1,651
IRPC	10,073,700	1,508
Kiatnakin Bank	930,400	1,864
Krung Thai Bank	4,362,600	2,446
Krungthai Card	392,900	1,517
Land & Houses NVDR	8,926,735	2,503
Minor International NVDR	2,659,636	2,928
PTT	660,400	7,620
PTT Global Chemical	805,400	1,679
Sansiri	14,331,300	850
Siam Cement	93,800	1,443
Thai Oil	1,535,700	3,472
Thanachart Capital	1,459,600	2,014
Tisco Financial Group	294,200	659
Workpoint Entertainment	603,300	1,143

		36,083

SEI Institutional Investments Trust / Annual Report / May 31, 2017	123

SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Equity Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Turkey — 1.6%
Aksa Akrilik Kimya Sanayii	253,024	$820
Arcelik	185,447	1,281
BIM Birlesik Magazalar	101,774	1,806
Coca-Cola Icecek	412,506	4,316
Eregli Demir ve Celik Fabrikalari	321,176	580
Ford Otomotiv Sanayi	74,174	848
Lokman Hekim Engurusag Saglik Turizm Egitim
Hizmetleri ve Insaat Taahhut	513,814	767
TAV Havalimanlari Holding	268,413	1,312
Tekfen Holding	921,916	2,513
Turkiye Garanti Bankasi	139,000	377
Turkiye Halk Bankasi	569,063	2,044
Turkiye Is Bankasi, Cl C	287,881	571
Turkiye Sise ve Cam Fabrikalari	749,944	999
Turkiye Vakiflar Bankasi Tao, Cl D	1,254,817	2,274

		20,508

Ukraine — 0.1%
MHP GDR	70,521	719

United Arab Emirates — 2.4%
Abu Dhabi Commercial Bank PJSC	222,190	442
Aldar Properties PJSC	4,763,512	2,866
DAMAC Properties Dubai PJSC	2,067,213	1,683
Dubai Investments PJSC	1,050,854	595
Dubai Islamic Bank	3,105,480	4,912
Emaar Properties PJSC	3,461,806	6,701
Emirates NBD PJSC	300,000	661
First Abu Dhabi Bank PJSC	635,658	1,826
NMC Health	300,015	8,800
Ras Al Khaimah Ceramics	1,309,459	920
Union National Bank PJSC	475,270	609

		30,015

United Kingdom — 1.7%
Georgia Healthcare Group *(A)	255,480	1,154
Globaltrans Investment GDR	262,261	2,085
KAZ Minerals *	915,638	5,735
MHP GDR	93,939	958
RusHydro PJSC ADR	742,147	976
TBC Bank Group *	186,170	4,086
Tullow Oil *	2,549,541	6,017

		21,011

United States — 1.5%
Globant *	82,985	3,250
JD.com ADR *	49,386	1,977
Liberty Global LiLAC *	35,746	749
Luxoft Holding, Cl A *	65,356	4,222
PriceSmart	47,878	4,225
Tahoe Resources	141,158	1,249
Tarena International ADR *	68,263	1,169

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Universal Display	12,220	$1,386

		18,227

Vietnam — 0.3%
FPT	42,918	81
Military Commercial Joint Stock Bank	567,000	471
Vietnam Dairy Products JSC	101,720	670
Vietnam National Petroleum Group *	859,780	2,316
Vingroup JSC *	270,600	480

		4,018

Total Common Stock (Cost $942,016) ($ Thousands)		1,073,742

	Number of
	Participation
	Notes
	(Thousands)
PARTICIPATION NOTES — 6.5%

Cayman Islands — 0.2%
Hemas Holdings, Expires 11/16/2018	688,148	551
LAUGFS Gas, Expires 11/16/2018	704,271	114
Tokyo Cement Lanka, Expires 11/16/2018	456,690	231
Vietnam Dairy Products JSC, Expires 10/31/2018	289,077	1,905

		2,801

Chile — 0.2%
SACI Falabella, Expires 11/07/2018	298,427	2,472

China — 0.2%
Huangshan Tourism Development, Expires 11/06/2020	694,646	1,758

Colombia — 0.1%
Baco Davivienda, Expires 12/05/2018	22,810	256
Cemex Latam Holdings, Expires 10/31/2018	199,176	792
Constructora Conconcreto, Expires 12/05/2018	497,710	165
Empresa de Telecomunicaciones de Bogota, Expires 12/05/2018	1,784,970	379

		1,592

Egypt — 0.2%
Emaar Misr for Development SAE, Expires 05/02/2018	8,585,143	1,318
Palm Hills Developments SAE, Expires 05/02/2018	9,418,487	1,565

		2,883

India — 1.8%
Adani Tran, Expires 06/24/2020	1,545,843	2,877
Bank of India, Expires 01/15/2018	491,014	1,076
Bharat Financial Inclusion, Expires 11/05/2018	39,613	452

124	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Description	Number of Participation Notes (Thousands)	Market Value ($ Thousands)

PARTICIPATION NOTES (continued)
Jamna Auto, Expires 06/17/2021	630,394	$2,489
KEC International, Expires 05/21/2018	650,724	2,615
LIC Housing Finance, Expires 03/08/2019	195,361	2,223
PVR, Expires 06/19/2020	106,270	2,379
Rural Electrification, Expires 09/29/2021	408,953	1,225
SKS Microfinance, Expires 11/05/2018	52,921	603
VIP Industrials, Expires 12/17/2019	738,090	2,188
Voltas, Expires 05/28/2020	498,477	3,729

		21,856

Kuwait — 0.4%
Mabanee SAK, Expires 08/05/2019	434,083	1,115
National Bank of Kuwait SAKP,
Expires 11/20/2018	1,164,742	2,595
Zain Mobile Telecommunications,
Expires 04/24/2018	1,150,000	1,603

		5,313

Luxembourg — 0.3%
National Commercial Bank, Expires 11/07/2017	305,803	3,376

Pakistan — 0.6%
DG Khan Cement, Expires 02/08/2018	581,000	1,321
United Bank, Expires 02/08/2018	136,660	308
United Bank, Expires 03/29/2019	2,339,373	5,3\02

		6,931

Saudi Arabia — 0.5%
CO For Cooperative Insurance,
Expires 07/31/2017	150,854	3,891
Mouwasat Medical Services,
Expires 09/20/2017	11,000	438
Mouwasat Medical Services,
Expires 09/20/2017	59,887	2,399

		6,728

Sri Lanka — 0.2%
Hatton National Bank, Expires 08/16/2018	763,836	1,175
John Keells Holdings, Expires 07/05/2019	1,603,335	1,758

		2,933

Turkey — 0.1%
Turkiye Garanti Bankasi, Expires 11/30/2017	486,183	1,310

United States — 1.2%
CitiGroup Global, Expires 04/16/2018	1,276,209	2,849
CitiGroup Global, Expires 04/30/2018	2,223,051	4,968
East African Breweries, Expires 10/31/2017	787,144	1,836
FPT, Expires 09/10/2018	1,777,992	3,332

Description	Number of Participation Notes (Thousands)	Market Value ($ Thousands)

PARTICIPATION NOTES (continued)
National Industrialization, Expires 07/12/2017	625,993	$2,318

		15,303

Vietnam — 0.5%
Hoa Phat Group, Expires 07/24/2018	1,916,455	2,539
Military Commercial Joint Stock Bank,
Expires 04/20/2017	1,241,044	1,030
Military Commercial Joint Stock Bank,
Expires 02/12/2018	2,398,544	1,970
Mobile World Investment, Expires 08/15/2017	187,140	763

		6,302

Total Participation Notes
(Cost $73,683) ($ Thousands)		81,558

	Shares

EXCHANGE TRADED FUNDS — 2.6%

United States — 2.6%
iShares MSCI Emerging Markets Index Fund	331,671	13,665
WisdomTree India Earnings Fund	750,800	18,710

Total Exchange Traded Funds (Cost $27,964) ($ Thousands)		32,375

PREFERRED STOCK — 2.2%

Brazil — 1.7%
Banco Bradesco	190,608	1,620
Braskem	278,400	2,851
Cia Brasileira de Distribuicao *	27,700	586
Cia Energetica de Minas Gerais	181,300	425
Cia Paranaense de Energia	107,100	920
Itausa - Investimentos Itau	2,731,690	7,497
Suzano Papel e Celulose, Cl A	1,032,410	4,912
Telefonica Brasil	135,600	1,942

		20,753

Colombia — 0.4%
Banco Davivienda	403,031	4,553
Bancolombia	30,428	331

		4,884

South Korea — 0.1%
LG Chemical	8,383	1,524

Total Preferred Stock (Cost $22,111) ($ Thousands)		27,161

SEI Institutional Investments Trust / Annual Report / May 31, 2017	125

SCHEDULE OF INVESTMENTS

May 31, 2017

Emerging Markets Equity Fund (Concluded)

Description	Number of Rights	Market Value ($ Thousands)

RIGHTS — 0.0%

South Africa — 0.0%
Sibanye Gold, Expires 06/14/2017 *	1,159,068	$395

Total Rights (Cost $763) ($ Thousands)		395

	Shares

CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Government Fund, Cl F 0.620%**†	8,464,871	8,465

Total Cash Equivalent (Cost $8,465) ($ Thousands)		8,465

Total Investments — 97.9% (Cost $1,075,002) ($ Thousands)		$1,223,696

Percentages are based on Net Assets of $1,250,465 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2017.

†	Investment in Affiliated Security (see Note 6).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2017, the value of these securities amounted to $7,642 ($ Thousands), representing 0.6% of the Net Assets of the Fund.

ADR — American Depositary Receipt

ARM — Adjustable Rate Mortgage

Cl — Class

EUR — Euro

GDR — Global Depositary Receipt

JSC — Joint Stock Company

MSCI — Morgan Stanley Capital International

PJSC — Public Joint Stock Company

Ser — Series

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments carried at value ($ Thousands).

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,073,742	$–	$–	$1,073,742
Participation Notes	39,276	42,282	–	81,558
Exchange Traded Funds	32,375	–	–	32,375
Preferred Stock	27,161	–	–	27,161
Rights	–	395	–	395
Cash Equivalent	8,465	–	–	8,465

Total Investments in Securities	$1,181,019	$42,677	$–	$1,223,696

For the year ended May 31, 2017, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in ,Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

126	SEI Institutional Investments Trust / Annual Report / May 31, 2017

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Dynamic Asset Allocation Fund

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK – 96.7%

Consumer Discretionary – 12.1%
Adient	370	$25
Advance Auto Parts	8,500	1,136
Amazon.com *	45,900	45,653
AutoNation *	8,500	336
AutoZone *	3,200	1,939
Bed Bath & Beyond	17,100	588
Best Buy	30,400	1,805
BorgWarner	23,500	999
Carmax *	21,800	1,370
Carnival, Cl A	48,300	3,095
CBS, Cl B	43,143	2,636
Charter Communications, Cl A *	24,700	8,535
Chipotle Mexican Grill, Cl A *	3,200	1,528
Coach	32,300	1,493
Comcast, Cl A	548,500	22,867
Darden Restaurants	13,900	1,236
Delphi Automotive	31,400	2,762
Discovery Communications, Cl A *	18,600	493
Discovery Communications, Cl C *	24,200	625
DISH Network, Cl A *	25,600	1,633
Dollar General	29,700	2,180
Dollar Tree *	27,684	2,151
DR Horton	39,200	1,281
Expedia	14,300	2,056
Foot Locker	14,800	879
Ford Motor	449,900	5,003
Gap	26,100	587
Garmin	14,100	734
General Motors	157,000	5,327
Genuine Parts	17,551	1,626
Goodyear Tire & Rubber	27,900	899
H&R Block	21,800	579
Hanesbrands	41,400	855
Harley-Davidson	21,000	1,113
Hasbro	12,400	1,305
Home Depot	141,232	21,681
Interpublic Group	46,500	1,159
Kohl’s	21,600	830
L Brands	28,100	1,450
Leggett & Platt	14,400	749
Lennar, Cl A	24,300	1,247
LKQ *	37,000	1,165
Lowe’s	99,400	7,830
Macy’s	33,900	797
Marriott International, Cl A	36,720	3,953
Mattel	39,200	898
McDonald’s	94,700	14,289
Michael Kors Holdings *	17,500	581
Mohawk Industries *	7,228	1,730
NetFlix *	49,500	8,072
Newell Brands	56,299	2,981

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
News	14,100	$193
News, Cl A	46,700	625
NIKE, Cl B	152,200	8,065
Nordstrom	13,800	577
Omnicom Group	27,600	2,311
O’Reilly Automotive *	10,600	2,566
Priceline Group *	5,700	10,699
PulteGroup	31,100	705
PVH	9,300	985
Ralph Lauren, Cl A	6,500	441
Ross Stores	46,000	2,940
Royal Caribbean Cruises	19,200	2,115
Scripps Networks Interactive, Cl A	11,300	748
Signet Jewelers	8,400	404
Staples	69,900	635
Starbucks	169,300	10,769
Target	64,500	3,557
TEGNA	23,600	560
Tiffany	12,800	1,113
Time Warner	90,000	8,954
TJX	75,000	5,641
Tractor Supply	14,700	811
TripAdvisor *	13,400	516
Twenty-First Century Fox, Cl A	121,700	3,300
Twenty-First Century Fox, Cl B	55,700	1,498
Ulta Beauty *	6,800	2,073
Under Armour, Cl A *	21,900	420
Under Armour, Cl C *	22,336	398
VF	38,600	2,077
Viacom, Cl B	39,700	1,381
Walt Disney	168,662	18,205
Whirlpool	8,800	1,633
Wyndham Worldwide	12,600	1,272
Wynn Resorts	9,500	1,223
Yum! Brands	39,400	2,862

		299,013

Consumer Staples – 9.1%
Altria Group	224,200	16,914
Archer-Daniels-Midland	66,500	2,765
Brown-Forman, Cl B	19,500	1,013
Campbell Soup	22,400	1,291
Church & Dwight	29,500	1,524
Clorox	14,700	1,995
Coca-Cola	447,900	20,366
Colgate-Palmolive	101,500	7,751
Conagra Brands	47,100	1,815
Constellation Brands, Cl A	20,000	3,655
Costco Wholesale	51,000	9,202
Coty, Cl A	52,579	996
CVS Health	119,200	9,158
Dr. Pepper Snapple Group	21,650	2,009

SEI Institutional Investments Trust / Annual Report / May 31, 2017	127

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Dynamic Asset Allocation Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Estee Lauder, Cl A	26,100	$2,457
General Mills	67,200	3,813
Hershey	16,500	1,902
Hormel Foods	31,200	1,049
JM Smucker	12,982	1,660
Kellogg	29,200	2,091
Kimberly-Clark	41,100	5,332
Kraft Heinz	68,666	6,331
Kroger	107,700	3,207
McCormick	13,100	1,364
Mead Johnson Nutrition, Cl A	20,800	1,860
Molson Coors Brewing, Cl B	21,800	2,066
Mondelez International, Cl A	175,400	8,172
Monster Beverage *	45,720	2,312
PepsiCo	165,462	19,338
Philip Morris International	179,800	21,540
Procter & Gamble	296,236	26,095
Reynolds American	95,142	6,398
Sysco	58,000	3,164
Tyson Foods, Cl A	32,800	1,881
Walgreens Boots Alliance	97,900	7,932
Wal-Mart Stores	174,155	13,689
Whole Foods Market	37,000	1,295

		225,402

Energy – 5.8%
Anadarko Petroleum	65,100	3,290
Apache	44,500	2,081
Baker Hughes	48,100	2,653
Cabot Oil & Gas	52,700	1,169
Chesapeake Energy *	91,100	461
Chevron	219,400	22,704
Cimarex Energy	10,800	1,162
Concho Resources *	16,700	2,117
ConocoPhillips	142,100	6,350
Devon Energy	61,700	2,097
EOG Resources	66,400	5,997
EQT	19,800	1,094
ExxonMobil	480,100	38,648
Halliburton	99,900	4,514
Helmerich & Payne	12,700	669
Hess	29,900	1,372
Kinder Morgan	221,577	4,157
Marathon Oil	96,700	1,259
Marathon Petroleum	61,710	3,211
Murphy Oil	17,300	422
National Oilwell Varco	42,800	1,398
Newfield Exploration *	22,400	728
Noble Energy	53,400	1,532
Occidental Petroleum	88,000	5,186
ONEOK	24,300	1,207
Phillips 66	51,000	3,882

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pioneer Natural Resources	19,600	$3,270
Range Resources	22,200	512
Schlumberger	161,337	11,227
TechnipFMC *	53,100	1,537
Tesoro	13,000	1,082
Transocean *	47,600	433
Valero Energy	51,400	3,160
Williams	95,500	2,731

		143,312

Financials — 13.2%
Affiliated Managers Group	6,400	985
Aflac	46,500	3,505
Allstate	42,800	3,695
American Express	87,000	6,694
American International Group	107,000	6,808
Ameriprise Financial	17,600	2,126
Aon	30,600	4,006
Arthur J Gallagher	21,400	1,214
Assurant	5,900	578
Bank of America	1,161,500	26,029
Bank of New York Mellon	119,500	5,631
BB&T	93,200	3,882
Berkshire Hathaway, Cl B *	219,900	36,345
BlackRock, Cl A	14,041	5,746
Capital One Financial	55,400	4,261
CBOE Holdings	10,400	898
Charles Schwab	139,900	5,421
Chubb	53,526	7,664
Cincinnati Financial	17,100	1,198
Citigroup	321,200	19,445
Citizens Financial Group	57,900	1,974
CME Group, Cl A	39,300	4,610
Comerica	20,200	1,385
Discover Financial Services	44,800	2,630
E*TRADE Financial *	30,000	1,038
Fifth Third Bancorp	84,700	2,011
Franklin Resources	40,600	1,697
Goldman Sachs Group	43,100	9,105
Hartford Financial Services Group	43,700	2,158
Huntington Bancshares	121,400	1,522
Intercontinental Exchange	68,845	4,144
Invesco	44,800	1,420
JPMorgan Chase	413,700	33,986
KeyCorp	126,199	2,205
Leucadia National	38,500	939
Lincoln National	26,700	1,735
Loews	32,800	1,547
M&T Bank	18,021	2,820
Marsh & McLennan	59,400	4,607
MetLife	125,100	6,329
Moody’s	19,447	2,304

128	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Morgan Stanley	165,200	$6,895
Nasdaq	14,000	947
Navient	32,100	463
Northern Trust	24,200	2,116
People’s United Financial	38,600	640
PNC Financial Services Group	55,900	6,635
Principal Financial Group	30,500	1,919
Progressive	68,300	2,898
Prudential Financial	49,500	5,190
Raymond James Financial	14,600	1,055
Regions Financial	139,600	1,932
S&P Global	30,000	4,284
SunTrust Banks	56,900	3,037
Synchrony Financial	87,111	2,339
T. Rowe Price Group	27,800	1,958
Torchmark	12,300	929
Travelers	32,600	4,070
Unum Group	26,100	1,174
US Bancorp	185,100	9,420
Wells Fargo	521,700	26,680
Willis Towers Watson	14,695	2,155
XL Group	29,800	1,302
Zions Bancorporation	22,900	918

		325,253

Health Care — 13.5%
Abbott Laboratories	200,939	9,175
AbbVie	184,400	12,174
Aetna	38,218	5,536
Agilent Technologies	37,600	2,269
Alexion Pharmaceuticals *	26,000	2,549
Allergan	38,500	8,614
AmerisourceBergen	19,461	1,786
Amgen	85,200	13,226
Anthem	30,500	5,562
Baxter International	56,338	3,341
Becton Dickinson	25,777	4,878
Biogen *	24,800	6,145
Boston Scientific *	157,500	4,257
Bristol-Myers Squibb	194,300	10,482
C.R. Bard	8,500	2,613
Cardinal Health	35,900	2,667
Celgene *	90,400	10,343
Centene *	19,700	1,431
Cerner *	33,000	2,156
Cigna	29,600	4,772
Cooper	5,500	1,203
Danaher	70,200	5,963
DaVita HealthCare Partners *	17,500	1,159
Dentsply Sirona	27,000	1,715
Edwards Lifesciences *	24,800	2,854
Eli Lilly	111,500	8,872

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Envision Healthcare *	12,997	$710
Express Scripts Holding *	69,800	4,171
Gilead Sciences	151,856	9,854
HCA Healthcare *	33,500	2,744
Henry Schein *	8,900	1,637
Hologic *	32,000	1,386
Humana	17,300	4,018
IDEXX Laboratories *	10,000	1,684
Illumina *	17,000	3,015
Incyte *	19,900	2,574
Intuitive Surgical *	4,300	3,933
Johnson & Johnson	314,200	40,296
Laboratory Corp of America Holdings *	11,454	1,592
Mallinckrodt *	12,200	526
McKesson	24,500	3,996
Medtronic	158,355	13,346
Merck	318,300	20,724
Mettler Toledo International *	3,000	1,748
Mylan *	54,300	2,117
Patterson	8,900	393
PerkinElmer	12,000	757
Perrigo	16,400	1,195
Pfizer	689,796	22,522
Quest Diagnostics	16,300	1,773
Regeneron Pharmaceuticals *	8,800	4,040
Stryker	35,700	5,104
Thermo Fisher Scientific	44,900	7,758
UnitedHealth Group	111,500	19,533
Universal Health Services, Cl B	10,400	1,182
Varian Medical Systems *	10,400	1,030
Vertex Pharmaceuticals *	28,800	3,560
Waters *	9,400	1,688
Zimmer Biomet Holdings	23,600	2,813
Zoetis, Cl A	57,267	3,567

		332,728

Industrials — 9.8%
3M	69,000	14,108
Acuity Brands	5,000	815
Alaska Air Group	13,700	1,193
Allegion	11,333	891
American Airlines Group	57,400	2,779
Ametek	26,800	1,635
Arconic	50,266	1,381
Boeing	65,900	12,365
C.H. Robinson Worldwide	16,500	1,106
Caterpillar	67,400	7,106
Cintas	9,600	1,208
CSX	106,700	5,780
Cummins	18,100	2,854
Deere	33,900	4,151
Delta Air Lines	84,600	4,156

SEI Institutional Investments Trust / Annual Report / May 31, 2017	129

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Dynamic Asset Allocation Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Dover	18,500	$1,527
Eaton	52,001	4,024
Emerson Electric	74,400	4,399
Equifax	14,200	1,943
Expeditors International of Washington	19,900	1,062
Fastenal	33,200	1,433
FedEx	28,249	5,476
Flowserve	14,000	679
Fluor	15,200	682
Fortive	34,250	2,139
Fortune Brands Home & Security	16,900	1,066
General Dynamics	32,700	6,646
General Electric	1,010,792	27,675
Honeywell International	88,400	11,756
Illinois Tool Works	36,156	5,106
Ingersoll-Rand	30,200	2,706
Jacobs Engineering Group	14,700	771
JB Hunt Transport Services	9,700	828
Johnson Controls International	108,304	4,523
Kansas City Southern	12,500	1,190
L3 Technologies	9,300	1,568
Lockheed Martin	28,724	8,075
Masco	36,300	1,352
Nielsen Holdings	38,200	1,470
Norfolk Southern	33,500	4,155
Northrop Grumman	20,100	5,210
Paccar	41,200	2,594
Parker Hannifin	15,200	2,394
Pentair	19,346	1,281
Quanta Services *	16,600	509
Raytheon	33,700	5,527
Republic Services, Cl A	26,900	1,711
Robert Half International	14,100	656
Rockwell Automation	15,000	2,381
Rockwell Collins	19,200	2,094
Roper Technologies	11,800	2,681
Ryder System	6,200	412
Snap-on	6,400	1,035
Southwest Airlines	71,300	4,284
Stanley Black & Decker	17,900	2,464
Stericycle *	10,000	818
Textron	32,100	1,534
TransDigm Group	5,700	1,528
Union Pacific	94,500	10,423
United Continental Holdings *	33,400	2,661
United Parcel Service, Cl B	80,200	8,499
United Rentals *	10,100	1,098
United Technologies	87,100	10,563
Verisk Analytics, Cl A *	17,600	1,424
Waste Management	47,000	3,427
WW Grainger	6,200	1,068

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Xylem	20,800	$1,085

		243,140

Information Technology — 22.4%
Accenture, Cl A	71,500	8,900
Activision Blizzard	80,600	4,722
Adobe Systems *	57,000	8,086
Advanced Micro Devices *	88,300	988
Akamai Technologies *	20,000	943
Alliance Data Systems	6,300	1,519
Alphabet, Cl A *	34,445	34,000
Alphabet, Cl C *	34,222	33,019
Amphenol, Cl A	36,100	2,693
Analog Devices	42,436	3,639
Apple	607,100	92,741
Applied Materials	124,500	5,712
Autodesk *	22,300	2,492
Automatic Data Processing	51,700	5,293
Broadcom, Cl A	46,593	11,158
CA	34,600	1,099
Cisco Systems	580,700	18,309
Citrix Systems *	17,800	1,469
Cognizant Technology Solutions, Cl A	70,300	4,704
Corning	107,600	3,131
CSRA	18,300	552
DXC Technology	33,339	2,584
eBay *	116,900	4,010
Electronic Arts *	35,800	4,057
F5 Networks *	7,500	961
Facebook, Cl A *	272,700	41,303
Fidelity National Information Services	38,300	3,289
Fiserv *	24,400	3,057
FLIR Systems	15,300	580
Gartner *	10,100	1,208
Global Payments	17,712	1,623
Harris	14,700	1,649
Hewlett Packard Enterprise	193,100	3,632
HP	192,600	3,613
Intel	548,100	19,792
International Business Machines	99,258	15,150
Intuit	28,200	3,966
Juniper Networks	44,200	1,296
Kla-Tencor	17,900	1,862
Lam Research	18,887	2,931
Mastercard, Cl A	109,000	13,394
Microchip Technology	25,300	2,107
Micron Technology *	120,700	3,714
Microsoft	894,400	62,465
Motorola Solutions	19,067	1,593
NetApp	30,400	1,231
Nvidia	67,700	9,772
Oracle	346,500	15,728

130	SEI Institutional Investments Trust / Annual Report / May 31, 2017

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Paychex	35,900	$2,126
PayPal Holdings *	129,200	6,746
Qorvo *	14,200	1,107
QUALCOMM	171,700	9,833
Red Hat *	21,200	1,899
Salesforce.com *	75,300	6,750
Seagate Technology	34,600	1,508
Skyworks Solutions	20,800	2,214
Symantec	69,800	2,116
Synopsys *	17,100	1,280
TE Connectivity	41,600	3,280
Teradata *	14,700	401
Texas Instruments	116,200	9,585
Total System Services	19,300	1,149
VeriSign *	10,800	974
Visa, Cl A	215,400	20,513
Western Digital	33,603	3,026
Western Union	55,100	1,048
Xerox	100,300	709
Xilinx	29,000	1,935
Yahoo! *	101,200	5,092

		555,027

Materials — 2.7%
Air Products & Chemicals	25,400	3,659
Albemarle	13,400	1,522
Avery Dennison	10,400	876
Ball	41,200	1,685
CF Industries Holdings	25,000	673
Dow Chemical	128,200	7,943
E.I. du Pont de Nemours	99,300	7,837
Eastman Chemical	17,500	1,402
Ecolab	30,400	4,038
FMC	15,900	1,198
Freeport-McMoRan, Cl B *	155,500	1,787
International Flavors & Fragrances	8,800	1,213
International Paper	46,600	2,464
LyondellBasell Industries, Cl A	38,200	3,076
Martin Marietta Materials	7,200	1,614
Monsanto	50,500	5,930
Mosaic	40,800	923
Newmont Mining	62,700	2,141
Nucor	35,900	2,086
PPG Industries	29,800	3,170
Praxair	32,964	4,361
Sealed Air	21,900	973
Sherwin-Williams	9,475	3,144
Vulcan Materials	15,500	1,932
WestRock	29,241	1,591

		67,238

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)

Real Estate — 2.8%
Alexandria Real Estate Equities ‡	10,200	$1,190
American Tower, Cl A ‡	49,147	6,448
Apartment Investment & Management, Cl A ‡	17,600	755
AvalonBay Communities ‡	15,900	3,041
Boston Properties ‡	18,100	2,196
CBRE Group, Cl A *	35,000	1,221
Crown Castle International ‡	41,800	4,249
Digital Realty Trust ‡	18,300	2,163
Equinix ‡	9,057	3,994
Equity Residential ‡	42,600	2,773
Essex Property Trust ‡	7,400	1,901
Extra Space Storage ‡	14,600	1,131
Federal Realty Investment Trust ‡	8,200	1,007
Four Corners Property Trust ‡	1	—
GGP ‡	65,700	1,464
HCP ‡	52,400	1,642
Host Hotels & Resorts ‡	87,285	1,570
Iron Mountain ‡	27,671	966
Kimco Realty ‡	48,200	845
Macerich ‡	14,000	804
Mid-America Apartment Communities ‡	12,600	1,284
Prologis ‡	61,300	3,405
Public Storage ‡	17,300	3,726
Realty Income ‡	30,400	1,670
Regency Centers ‡	16,500	1,004
Simon Property Group ‡	36,800	5,676
SL Green Realty ‡	12,100	1,223
UDR ‡	31,000	1,197
Ventas ‡	41,500	2,759
Vornado Realty Trust ‡	19,900	1,835
Welltower ‡	42,100	3,054
Weyerhaeuser ‡	86,927	2,865

		69,058

Telecommunication Services — 2.1%
AT&T	711,516	27,415
CenturyLink	62,000	1,547
Level 3 Communications *	33,800	2,012
Verizon Communications	472,500	22,037

		53,011

Utilities — 3.2%
AES	77,600	906
Alliant Energy	25,100	1,041
Ameren	28,400	1,612
American Electric Power	56,800	4,077
American Water Works	20,900	1,634
CenterPoint Energy	50,500	1,445
CMS Energy	32,100	1,522
Consolidated Edison	35,800	2,964
Dominion Energy	72,300	5,840

SEI Institutional Investments Trust / Annual Report / May 31, 2017	131

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2017

Dynamic Asset Allocation Fund  (Concluded)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
DTE Energy	20,200	$2,212
Duke Energy	80,430	6,891
Edison International	37,700	3,075
Entergy	20,400	1,613
Eversource Energy	37,400	2,321
Exelon	107,500	3,903
FirstEnergy	49,700	1,453
NextEra Energy	53,800	7,609
NiSource	37,600	980
NRG Energy	35,100	564
PG&E	58,600	4,007
Pinnacle West Capital	13,100	1,157
PPL	78,900	3,149
Public Service Enterprise Group	59,300	2,663
SCANA	16,500	1,125
Sempra Energy	29,200	3,402
Southern	114,100	5,775
WEC Energy Group	37,262	2,339
Xcel Energy	59,500	2,851

		78,130

Total Common Stock (Cost $1,604,927) ($ Thousands)		2,391,312

EXCHANGE TRADED FUND — 0.3%
SPDR S&P 500 ETF Trust	33,364	8,055

Total Exchange Traded Fund (Cost $5,979) ($ Thousands)		8,055

	Number of Rights

RIGHTS — 0.0%
Safeway CVR – PDC *‡‡	21,800	1
Safeway CVR – Casa Ley *‡‡	21,800	22

Total Rights (Cost $0) ($ Thousands)		23

Total Investments — 97.0% (Cost $1,610,906) ($ Thousands)		$2,399,390

A list of the open futures contracts held by the Fund at May 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)

CAC40 10 Euro Index	1,663	Jun-2017	$(1,424)
DAX Index	281	Jun-2017	2,556
IBEX Index	813	Jun-2017	(515)
S&P 500 Index E-MINI	(3,888)	Jun-2017	(4,591)
TOPIX Index	1,759	Jun-2017	1,911

			$(2,063)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2017, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
07/10/17	USD	481	SGD	671	$5
07/10/17	USD	966	TWD	29,200	4
07/10/17	USD	4,124	KRW	4,600,000	(15)
07/10/17	USD	47,536	CAD	63,379	(570)
07/10/17	USD	49,694	MXN	946,142	567
07/10/17	CAD	63,379	USD	47,670	703
07/10/17	SGD	86,487	USD	62,033	(533)
07/10/17	EUR	244,820	USD	264,010	(11,864)
07/10/17	USD	252,343	EUR	225,167	1,386
07/10/17	USD	365,756	INR	23,935,069	3,746
07/10/17	USD	13,053	INR	845,000	(8)
07/10/17	INR	752,200	USD	11,496	(116)
07/10/17	MXN	946,142	USD	49,891	(370)
07/10/17	JPY	1,646,055	USD	14,825	(89)
07/10/17	TWD	1,894,435	USD	62,733	(208)
07/10/17	KRW	270,961,130	USD	243,163	1,118
07/10/17	KRW	12,490,000	USD	11,065	(92)
01/09/18	USD	295	SAR	1,107	—
01/09/18	SAR	465,866	USD	123,103	(964)

					$(7,300)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at May 31, 2017, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(514,783)	$517,441	$2,658
Bank of Montreal	(48,130)	48,833	703
Barclays PLC	(8,540)	8,373	(167)
Citigroup	(144,485)	144,147	(338)
Goldman Sachs	(24,196)	23,640	(556)
HSBC	(3,487)	3,457	(30)
JPMorgan Chase Bank	(3,167)	3,141	(26)
Morgan Stanley	(63,907)	63,703	(204)
Societe Generale	(505,703)	495,985	(9,718)
Standard Chartered	(259,663)	260,565	902
UBS	(60,591)	60,067	(524)

			$(7,300)

132	SEI Institutional Investments Trust / Annual Report / May 31, 2017

Percentages are based on Net Assets of $2,474,189 ($ Thousands).

* Non-income producing security.

‡ Real Estate Investment Trust.

‡‡ Expiration date not available.

CAD — Canadian Dollar

Cl — Class

CVR — Contingent Value Right

DAX — Deutsche Boerse

AG German Stock Index

ETF — Exchange Traded Fund

EUR — Euro

IBEX — Madrid Stock Exchange

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

MXN — Mexican Peso

PDC — Property Development Centers

PLC — Public Limited Company

S&P— Standard & Poor’s

SAR— Saudi Riyal

SGD — Singapore Dollar

SPDR — Standard & Poor’s Depositary Receipt

TWD — Taiwan Dollar

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,391,312	$–	$–	$2,391,312
Exchange Traded Fund	8,055	–	–	8,055
Rights	–	23	–	23

Total Investments in Securities	$2,399,367	$23	$–	$2,399,390

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$4,467	$—	$—	$4,467
Unrealized Depreciation	(6,530)	—	—	(6,530)
Forwards Contracts *
Unrealized Appreciation	—	7,529	—	7,529
Unrealized Depreciation	—	(14,829)	—	(14,829)

Total Other Financial Instruments	$(2,063)	$(7,300)	$—	$(9,363)

* Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Investments Trust / Annual Report / May 31, 2017	133

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional Investments Trust:

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund and Emerging Markets Equity Fund, and the accompanying statements of assets and liabilities, including the schedules of investments, of the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-three of the twenty-five funds comprising the SEI Institutional Investments Trust (the Trust)), as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments, of the Dynamic Asset Allocation Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Multi-Asset Real Return Fund (two of the twenty-five funds comprising the Trust), as of May 31, 2017, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. The financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, are included in Item 1 of this Form N-CSR and the schedules of investments in securities of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund and Emerging Markets Equity Fund and the consolidated schedule of investments in securities of the Dynamic Asset Allocation Fund, as of May 31, 2017 are included in Item 6 of this Form N-CSR. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights and the schedules of investments in securities and consolidated schedules of investments in securities are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements, consolidated financial statements, financial highlights, consolidated financial highlights and schedules of investments in securities and consolidated schedules of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the SEI Institutional Investments Trust as of May 31, 2017, the results of their operations, the changes in their net assets, the cash flows for the Multi-Asset Real Return Fund, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

July 27, 2017

(b) In accordance with Section 13(c) of the Investment Company Act of 1940 the Screened World Equity Ex-US Fund did not hold any divested securities during the fiscal year ended May 31, 2015.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Investments Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 7, 2017

By	/s/ James Hoffmayer
James Hoffmayer
Controller & CFO

Date: August 7, 2017